As filed with the Securities and Exchange Commission on February 3, 2017

1933 Act File No.

1940 Act File No. 811-23229

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Post-Effective Amendment No.	☐

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY

ACT OF 1940	☒
Amendment No.	☐

PIONEER NEXTSHARES SERIES TRUST I

(Exact Name of Registrant as Specified in Charter)

60 State Street, Boston, Massachusetts 02109

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (617) 742-7825

Terrence J. Cullen, Pioneer Investment Management, Inc.

60 State Street, Boston, Massachusetts 02109

(Name and Address of Agent for Service)

Copies of Communications to:

Roger P. Joseph, Esq.

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

PRELIMINARY PROSPECTUS SUBJECT TO COMPLETION
The information in this prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale would be prohibited.
Pioneer

Bond NextShares
Listing Exchange: The NASDAQ Stock Market LLC
(TICKER)
Prospectus, xxxxxxxxxxxx, 2017

NextSharesTM are a new type of actively managed fund that differ from traditional mutual funds and exchange-traded funds. Individual shares of a NextShares fund may be purchased and sold only on a national securities exchange or alternative trading system. Trading prices of NextShares are directly linked to the fund’s next-computed net asset value per share (“NAV”) and will vary from NAV by a market-determined trading cost (i.e., a premium or discount to NAV), which may be zero. Investing in NextShares involves certain risks as described in this Prospectus. As a new type of fund, NextShares do not have an operating history.
Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the fund's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Contact your investment professional to discuss how the fund may fit into your portfolio.

Fund summary
Investment objectives
The fund seeks current income and total return.
Fees and expenses of the fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareowner fees
(fees paid directly from your investment)	None

Annual fund operating expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.xx%
Distribution and Service (12b-1) Fees	None
Other Expenses[1]	0.xx%
Total Annual Fund Operating Expenses	0.xx%
Less: Fee Waiver and Expense Reimbursement[2]	–0.xx %
Net Expenses[2]	0.xx%
1	Other expenses are based on estimated amounts for the current fiscal year.
2	The fund’s investment adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions, interest and acquired fund fees and expenses) to the extent required to reduce fund expenses to x.xx%. The expense limitation is in effect through xxxxxxxx, 20xx. There can be no assurance that the adviser will extend the expense limitation beyond such time. While in effect, the arrangement may be terminated only by agreement of the adviser and the Board of Trustees.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods shown and then, except as indicated, redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the fund's total annual operating expenses remain the same except for year one (which considers the effect of the expense limitation). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
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Fund summary
Number of years you own your shares
	1	3
Shares	$xxx	$xxx
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance.
Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, investment grade debt securities (including convertible debt) of corporate or other issuers and cash, cash equivalents and other short-term holdings. Derivative instruments that provide exposure to such securities or have similar economic characteristics may be used to satisfy the fund’s 80% policy.
The fund may invest a substantial portion of its assets in mortgage-related securities, including “sub-prime” mortgages, and asset-backed securities. The fund also may invest a portion of its assets in subordinated debt securities, municipal securities, preferred securities, floating-rate loans and event-linked bonds and other insurance-linked securities. The fund also may enter into mortgage dollar roll transactions.
The fund may invest up to 20% of its net assets in debt securities rated below investment grade or, if unrated, of equivalent credit quality as determined by the adviser (known as “junk bonds”), including securities that are in default. The fund may invest up to 15% of its total assets in securities of non-U.S. issuers, including up to 5% of its total assets in securities of emerging market issuers.
The fund may invest in securities with a broad range of maturities, and maintains an average portfolio maturity which varies based upon the judgment of the fund's investment adviser. The fund's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, floating rate, inverse floating rate, zero coupon, when-issued, delayed delivery, to be announced and forward commitment,
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contingent, deferred and payment in kind and auction rate features. The fund's investments may include instruments that allow for balloon payments or negative amortization payments.
The fund may, but is not required to, use derivatives such as credit default swaps and bond and interest rate futures. The fund may use derivatives for a variety of purposes, including: in an attempt to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the fund's return as a non-hedging strategy that may be considered speculative; to manage portfolio characteristics; and as a cash flow management technique. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund may hold cash or other short-term investments.
The adviser considers both broad economic and issuer specific factors in selecting investments. In assessing the appropriate maturity, credit quality and sector weighting of the fund's portfolio, the adviser considers a variety of factors that are expected to influence economic activity and interest rates. The adviser selects individual securities to buy and sell based upon such factors as a security’s yield, liquidity and rating, an assessment of credit quality, and sector and issuer diversification.
About NextShares
NextShares are a new type of actively managed exchange-traded product operating pursuant to an order issued by the SEC granting an exemption from certain provisions of the Investment Company Act of 1940, as amended (the “1940 Act”). As a new type of fund, NextShares do not have an operating history and there can be no guarantee that an active trading market for NextShares will develop.
Individual shares of a NextShares fund may be purchased and sold only on a national securities exchange or alternative trading system through a broker-dealer that offers NextShares (“Broker”), and may not be directly purchased or redeemed from the fund. As a new type of fund, NextShares initially may be offered by a limited number of Brokers. Trading prices of NextShares are directly linked to the fund’s next-computed net asset value per share (“NAV”), which is normally determined as of the close of regular market trading each business day. Buyers and sellers of NextShares will not know the value of their purchases and sales until NAV is determined at the end of the trading day.
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Fund summary
Trading prices of NextShares will vary from NAV by a market-determined trading cost (i.e., a premium or discount to NAV), which may be zero. The premium or discount to NAV at which NextShares trades are executed is locked in at the time of trade execution, and will depend on market factors, including the balance of supply and demand for shares among investors, transaction fees and other costs associated with creating and redeeming Creation Units (as defined below) of shares, competition among market makers, the share inventory positions and inventory strategies of market makers, and the volume of share trading. Reflecting these and other market factors, prices of shares in the secondary market may be above, at or below NAV. See “Purchases and Sales of Fund Shares” below for important information about how to buy and sell shares.
How NextShares compare to mutual funds. Mutual fund shares may be purchased and redeemed directly from the issuing fund for cash at the fund’s next-determined NAV. Shares of NextShares funds, by contrast, are purchased and sold primarily in the secondary market. Because trading prices of NextShares may vary from NAV and commissions may apply, NextShares may be more expensive to buy and sell than mutual funds. Like mutual funds, NextShares may be bought or sold in specified share or dollar quantities, although not all Brokers may accept dollar-based orders.
Relative to investing in mutual funds, the NextShares structure offers certain potential advantages that may translate into improved performance and higher tax efficiency. These potential advantages include: (a) a single class of shares with no sales loads or distribution and service (12b-1) fees; (b) lower fund transfer agency expenses; (c) reduced fund trading costs and cash drag in connection with shareholder inflows and outflows; and (d) lower fund capital gains distributions. Because NextShares do not pay sales loads or distribution and service (12b-1) fees, their appeal to financial intermediaries may be limited to distribution arrangements that do not rely upon such payments.
How NextShares compare to ETFs. Similar to ETFs, NextShares are issued and redeemed only in specified large aggregations (“Creation Units”) and trade throughout the day on an exchange. Unlike ETFs, trading prices of NextShares are directly linked to the fund’s next end-of-day NAV rather than determined at the time of trade execution. Different from ETFs, NextShares do not offer opportunities to transact intraday at currently (versus end-of-day) determined prices.
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Unlike actively managed ETFs, NextShares are not required to disclose their full holdings on a daily basis, thereby protecting fund shareholders against the potentially dilutive effects of other market participants front-running the fund’s trades. Because the mechanism that underlies efficient trading of NextShares does not involve portfolio instruments not used in creations and redemptions, the need for full portfolio holdings disclosure to achieve tight markets in NextShares is eliminated. The NAV-based trading employed for NextShares provides investors with built-in trade execution cost transparency and the ability to control their trading costs using limit orders. This feature of NextShares distinguishes them from ETFs, for which the variance between market prices and underlying portfolio values is not always known by individual investors and cannot be controlled by them. For more information, see “Additional Information about NextShares.”
Principal risks of investing in the fund
You could lose money on your investment in the fund. As with any mutual fund, there is no guarantee that the fund will achieve its objectives.
Market trading risk. Individual fund shares may be purchased and sold only on a national securities exchange or alternative trading system through a Broker, and may not be directly purchased or redeemed from the fund. There can be no guarantee that an active trading market for shares will develop or be maintained, or that their listing will continue unchanged. Buying and selling shares may require you to pay brokerage commissions and expose you to other trading costs. Due to brokerage commissions and other transaction costs that may apply, frequent trading may detract from realized investment returns. Trading prices of shares may be above, at or below the fund’s NAV, will fluctuate in relation to NAV based on supply and demand in the market for shares and other factors, and may vary significantly from NAV during periods of market volatility. The return on your investment will be reduced if you sell shares at a greater discount or narrower premium to NAV than you acquired shares.
Contingent pricing risk. Trading prices of fund shares are directly linked to the fund’s next-computed NAV, which is normally determined as of the close of regular market trading each business day. Buyers and sellers of shares will not know the value of their purchases and sales until the fund’s NAV is determined at the end of the trading day. Like mutual funds, the fund does not offer opportunities to transact intraday based at currently (versus end-of-day) determined prices. Trade prices are contingent upon the determination of NAV and may vary significantly from anticipated levels
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Fund summary
(including estimates based on intraday indicative values disseminated by the fund) during periods of market volatility. Although limit orders can be used to control differences in trade prices versus NAV, they cannot be used to control or limit trade execution prices.
Market risk. The market prices of securities held by the fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets, such as those in the United States, Europe, Asia and elsewhere, have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; measures to address U.S. federal and state budget deficits; downgrading of U.S. long-term sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and recently has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests. Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or
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markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may be negatively affected. The fund may experience a substantial or complete loss on any individual security or derivative position.
Interest rate risk. Interest rates may go up, causing the value of the fund's investments to decline (this risk generally will be greater for securities with longer maturities or durations). For example, if interest rates increase by 1%, the value of a fund’s portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal. Interest rates in the U.S. recently have been historically low, so the fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund. The maturity of a security may be significantly longer than its effective duration. A security’s maturity may be more relevant than its effective duration in determining the security’s sensitivity to other factors such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.
Credit risk. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will typically decline.
Prepayment or call risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will not benefit from the rise in market price that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The fund also may lose any premium it paid on the security.
Extension risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security.
7

Fund summary
Liquidity risk. Some securities and derivatives held by the fund may be impossible or difficult to purchase, sell or unwind, particularly during times of market turmoil. An instrument’s liquidity may be affected by reduced trading volume, a relative lack of market makers or legal restrictions, and illiquid securities and derivatives also may be difficult to value. Liquidity risk may be magnified in a rising interest rate environment. If the fund is forced to sell an illiquid asset or unwind a derivatives position to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer). In extreme cases, this may constrain the fund’s ability to meet its obligations (including obligations to redeeming shareholders).
Portfolio selection risk. The adviser’s judgment about the quality, relative yield, relative value or market trends affecting a particular sector or region, market segment, security or about interest rates generally may prove to be incorrect.
U.S. Treasury obligations risk. The market value of direct obligations of the U.S. Treasury may vary due to changes in interest rates. In addition, changes to the financial condition or credit rating of the U.S. government may cause the value of the fund’s investments in obligations issued by the U.S. Treasury to decline.
U.S. government agency obligations risk. The fund invests in obligations issued by agencies and instrumentalities of the U.S. government. Government-sponsored entities such as FNMA, FHLMC and the FHLBs, although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. The maximum potential liability of the issuers of some U.S. government obligations may greatly exceed their current resources, including any legal right to support from the U.S. government. Such debt and mortgage-backed securities are subject to the risk of default on the payment of interest and/or principal, similar to debt of private issuers. Although the U.S. government has provided financial support to FNMA and FHLMC in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.
Mortgage-related and asset-backed securities risk. The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit
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markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities tend to be more sensitive to changes in interest rate than other types of debt securities. These securities are also subject to prepayment and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default. The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Risks of instruments that allow for balloon payments or negative amortization payments. Certain debt instruments allow for balloon payments or negative amortization payments. Such instruments permit the borrower to avoid paying currently a portion of the interest accruing on the instrument. While these features make the debt instrument more affordable to the borrower in the near term, they increase the risk that the borrower will be unable to make the resulting higher payment or payments that become due at the maturity of the loan.
High yield or “junk” bond risk. Debt securities that are below investment grade, called “junk bonds,” are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments. These risks are more pronounced for securities that are already in default.
Risks of investing in floating rate loans. Floating rate loans and similar investments may be illiquid or less liquid than other investments and difficult to value. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended trade settlement periods.
9

Fund summary
Risks of investing in insurance-linked securities. The return of principal and the payment of interest on “event-linked” bonds and other insurance-linked securities are contingent on the non-occurrence of a pre-defined “trigger” event, such as a hurricane or an earthquake of a specific magnitude or other event that leads to physical or economic loss. If a trigger event, as defined within the terms of an event-linked bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified, the fund may lose a portion or all of its accrued interest and/or principal invested in the event-linked bond. In addition to the specified trigger events, event-linked bonds may expose the fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Certain insurance-linked securities may have limited liquidity, or may be illiquid. The fund has limited transparency into the individual contracts underlying certain insurance-linked securities, which may make the risk assessment of such securities more difficult. Certain insurance-linked securities may be difficult to value.
Risks of subordinated securities. A holder of securities that are subordinated or “junior” to more senior securities of an issuer is entitled to payment after holders of more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on subordinated securities.
Municipal securities risk. The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and
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other factors. Municipal issuers may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In recent periods, an increasing number of municipal issuers in the United States have defaulted on obligations and commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. To the extent the fund invests significantly in a single state or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, the fund will be more susceptible to associated risks and developments.
Risks of zero coupon bonds, payment in kind, deferred and contingent payment securities. These securities may be more speculative and may fluctuate more in value than securities which pay income periodically and in cash. In addition, although the fund receives no periodic cash payments on such securities, the fund is deemed for tax purposes to receive income from such securities, which applicable tax rules require the fund to distribute to shareholders. Such distributions may be taxable when distributed to shareholders.
Risks of investing in when-issued, delayed delivery, to be announced and forward commitment transactions. The market value of these transactions may increase or decrease as a result of changes in interest rates. These transactions involve risk of loss if the value of the underlying security changes unfavorably before the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. There is also a risk that the other party to the transaction will default on its obligation to purchase or sell the security, which may result in the fund missing the opportunity to obtain a favorable price or yield elsewhere.
Risks of non-U.S. investments. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, extreme price volatility, currency risks, changes in economic, political, regulatory and social conditions, terrorism, sustained economic downturns, financial instability, tax burdens, and investment and
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Fund summary
repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security. A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. In addition, voters in the United Kingdom have approved withdrawal from the European Union. Other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union.
Risks of convertible securities. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. A downturn in equity markets may cause the price of convertible securities to decrease relative to other fixed income securities.
Preferred stocks risk. Preferred stocks may pay fixed or adjustable rates of return. Preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stocks generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Thus, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. The market value of preferred stocks generally decreases when interest rates rise. Preferred stocks of smaller companies may be more vulnerable to adverse developments than preferred stocks of larger companies.
Mortgage dollar roll transactions risk. The benefits to the fund from mortgage dollar roll transactions depend upon the adviser’s ability to forecast mortgage prepayment patterns on different mortgage pools. The fund may lose money if, during the period between the time it agrees to the forward purchase of the mortgage securities and the settlement date, these securities decline in value due to market conditions or prepayments on the underlying mortgages.
Derivatives risk. Using swaps, futures and other derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives may increase the volatility of the fund's net asset value and may not provide the result intended. Derivatives may have
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a leveraging effect on the fund. Some derivatives have the potential for unlimited loss, regardless of the size of the fund’s initial investment. Changes in a derivative’s value may not correlate well with the referenced asset or metric. The fund also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule takes effect, it could limit the ability of the fund to invest in derivatives.
Credit default swap risk. Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since the fund has exposure to the issuer of the referenced obligation and either the counterparty to the credit default swap or, if it is a cleared transaction, the brokerage firm through which the trade was cleared and the clearing organization that is the counterparty to that trade.
Risks of investing in inverse floating rate obligations. The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.
Leveraging risk. The value of your investment may be more volatile and other risks tend to be compounded if the fund borrows or uses derivatives or other investments that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the fund's
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Fund summary
underlying assets and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.
Repurchase agreement risk. In the event that the other party to a repurchase agreement defaults on its obligations, the fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. In addition, if the fund is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Market segment risk. To the extent the fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a fund without the same focus.
Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s last valuation of the investment, particularly for illiquid securities and securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued the securities or had used a different valuation methodology. The fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.
Expense risk. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
Please note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals.
An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
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The fund's performance
Since the fund does not yet have a full calendar year of operations, it does not disclose any performance information in this prospectus. The performance information provided by the fund in the future will give some indication of the risks of an investment in the fund by showing changes in the fund's performance from year to year and by showing how the fund’s average annual returns compare with those of a broad measure of market performance.
Management
Investment adviser	Pioneer Investment Management, Inc.
Portfolio management	Kenneth J. Taubes, Executive Vice President and Chief Investment Officer, U.S. of Pioneer (portfolio manager of the fund since ——), and Charles Melchreit, Senior Vice President of Pioneer and Director of Investment Grade (portfolio manager of the fund since ——)
Purchases and sales of fund shares
Buying and selling shares in the secondary market. Shares of the fund are listed and available for trading on The NASDAQ Stock Market LLC (the “Listing Exchange”) during the Listing Exchange’s core trading session (generally 9:30 a.m. to 4:00 p.m. Eastern time). Shares may also be bought and sold on other national securities exchanges and alternative trading systems that have obtained appropriate licenses, adopted applicable rules and developed systems to support trading in fund shares. Fund shares may be purchased and sold in the secondary market only through a Broker. When buying or selling shares, you may incur trading commissions or other charges determined by your Broker. The fund does not impose any minimum investment for shares of the fund purchased in the secondary market.
Buying and selling fund shares is similar in most respects to buying and selling ETFs and listed stocks. Throughout each trading day, market makers post on an exchange bids to buy shares and offers to sell shares. Buyers and sellers submit trade orders through their Brokers. The executing trading venue matches orders received from Brokers against market maker quotes and other orders to execute trades, and reports the results of completed trades to the parties to the trade, member firms and market data services. Completed trades in fund shares clear and settle just like ETF trades and listed stock trades, with settlement normally occurring on the third following
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Fund summary
business day (T+3). Orders to buy and sell fund shares that are not executed on the day the order is submitted are automatically cancelled as of the close of trading that day.
Trading in fund shares differs from buying and selling ETFs and listed stocks in four respects:
•	how intraday prices of executed trades and bids and offers posted by market makers are expressed;
•	how to determine the number of shares to buy or sell if you seek to transact in an approximate dollar amount;
•	what limit orders mean and how limit prices are expressed; and
•	how and when the final price of executed trades is determined.
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Intraday prices and quote display format. The intraday price of executed trades and bids and offers quoted for fund shares are all expressed relative to the fund’s next-determined NAV, rather than as an absolute dollar price. As noted above, the fund’s NAV is normally determined as of the close of regular market trading each business day. As an illustration, shares of the fund may be quoted intraday at a best bid of “NAV -$0.01” and a best offer of “NAV +$0.02.” A buy order executed at the quoted offer price would, in this example, be priced at two cents over the fund’s NAV on the trade date. If the last trade in fund shares was priced at two cents over NAV (the current best offer), it would be displayed as “NAV +$0.02.”
Bid and offer quotes and prices of fund shares in NAV-based format can be accessed intraday on Broker terminals using the fund’s ticker symbol. Market data services may display bid and offer quotes and trade prices in NAV-based format or in “proxy price” format, in which NAV is represented as 100.00 and premiums/discounts to NAV are represented by the same difference from 100.00 (to illustrate, NAV-$0.01 would be shown as 99.99 and NAV+$0.02 as 100.02). Historical information about the fund’s trading costs and trading spreads is provided on its webpage on pioneerinvestments.com.
Sizing buy and sell orders. NextShares may be purchased and sold in specified share or dollar quantities, although not all Brokers may accept dollar-based orders. In share-based orders, you specify the number of fund shares to buy or sell. Like share-based ETF and listed stock orders, determining the number of Fund shares to buy or sell if you seek to transact in an approximate dollar amount requires dividing the intended purchase or sale amount by the estimated price per share. To assist buyers and sellers in estimating transaction prices, the fund makes available at intervals of not more than 15 minutes during the Listing Exchange’s regular trading session an indicative estimate of the fund’s current portfolio value (“Intraday Indicative
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Fund summary
Value” or “IIV”). IIVs can be accessed on the fund’s webpage at pioneerinvestments.com and may also be available from Brokers and market data services.
The price of a transaction in fund shares can be estimated as the sum of the most recent IIV and the current bid (for sales) or offer (for purchases). If, for example, you seek to buy approximately $15,000 of fund shares when the current IIV is $19.98 and the current offer is NAV +$0.02, you should place an order to buy 750 shares (= $15,000 ÷ $20.00). And if you seek to sell approximately $15,000 of fund shares when the current IIV is $19.98 and the current bid is NAV -$0.01, you should sell 751 shares (≈ $15,000 ÷ $19.97).
Because IIVs are estimates and will generally differ from NAV, they cannot be used to calculate with precision the dollar value of a prescribed number of shares to be bought or sold. Investors should understand that share transaction prices are based on the fund’s next-determined NAV, and that NAVs may vary significantly from IIVs during periods of intraday market volatility.
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Limit orders. A “limit order” is an order placed with a Broker to buy or sell a prescribed number of shares at a specified price or better. In entering limit orders to buy or sell fund shares, limit prices are expressed relative to NAV (i.e., NAV +$0.02, NAV -$0.01), rather than as an absolute dollar price. By using limit orders, buyers and sellers of NextShares can control their trading costs in a manner not available for ETFs.
Although limit orders can be used to control differences in trade price versus NAV, they cannot be used to control or limit absolute trade execution prices.
Final prices of executed trades. The premium or discount to NAV at which fund shares trade is locked in at the time of trade execution, with the final price contingent upon the determination of NAV at the end of the trading day. If, for example, an order to buy or sell shares executes at NAV +$0.02 and the fund’s NAV on the day of the trade is $20.00, the final trade price is $20.02.
The premium or discount to NAV at which fund shares trade depends on market factors, including the balance of supply and demand for shares among investors, transaction fees and other costs associated with creating and redeeming Creation Units, competition among market makers, the share inventory positions and inventory strategies of market makers, and the volume of share trading. NextShares do not offer investors the opportunity to buy and sell intraday at currently (versus end-of-day) determined prices. Buyers and sellers of shares will not know the final trade price of executed
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Fund summary
trades until the fund’s NAV is determined at the end of the trading day. Trading prices of shares may be above, at or below NAV, and may vary significantly from NAV during periods of market volatility.
Transactions directly with the fund. The fund issues and redeems shares only in Creation Unit blocks of xx,000 shares or multiples thereof. Creation Units may be purchased or redeemed only by or through “Authorized Participants,” which are broker-dealers or institutional investors that have entered into agreements with the fund’s distributor for this purpose. The fund issues and redeems Creation Units in return for the securities, other instruments and/or cash (the “Basket”) that the fund specifies each business day. The fund’s Basket is not intended to be representative of current holdings and may vary significantly from current portfolio positions. The fund imposes transaction fees on Creation Units issued and redeemed to offset the estimated cost to the fund of processing the transaction and converting the Basket to or from the desired portfolio composition. For more information, see “Buying and Selling Shares.”
Tax information
The fund intends to make distributions that may be taxed as ordinary income or capital gains.
Payments to broker-dealers and other financial intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or investment professional to recommend the fund over another investment. Ask your salesperson or investment professional or visit your financial intermediary’s website for more information.
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More on the fund’s investment objectives and strategies
Investment objectives
The fund seeks current income and total return.
The fund’s investment objectives may be changed without shareholder approval. The fund will provide at least 30 days’ notice prior to implementing any change to its investment objectives.
Principal investment strategies
The fund invests primarily in:
•	debt securities issued or guaranteed by the U.S. government or its agencies and instrumentalities,
•	debt securities, including convertible debt, of corporate and other issuers rated at least investment grade at the time of investment, and comparably rated commercial paper,
•	cash and cash equivalents, certificates of deposit, repurchase agreements maturing in one week or less and bankers' acceptances.
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in these securities. Derivative instruments that provide exposure to such securities or have similar economic characteristics may be used to satisfy the fund’s 80% policy.
The fund will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets as described above.
Cash and cash equivalents include cash balances, accrued interest and receivables for items such as the proceeds, not yet received, from the sale of the fund's portfolio investments.
U.S. government securities include U.S. Treasury obligations, such as bills, bonds and notes, and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These obligations may be supported by:
•	the full faith and credit of the U.S. Treasury, such as securities issued by the GNMA;
•	the authority of the U.S. government to purchase certain obligations of the issuer, such as securities issued by the FNMA and the FHLMC;
•	the limited authority of the issuer to borrow from the U.S. Treasury; or
•	only the credit of the issuer.
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More on the fund’s investment objectives and strategies
The fund may invest a substantial portion of its assets in mortgage-related securities, including “sub-prime” mortgages, and asset-backed securities. Mortgage-backed securities represent interests in pools of mortgage loans assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers.
The fund may invest in securities with a broad range of maturities and maintains an average portfolio maturity which varies based upon the judgment of Pioneer Investment Management, Inc. (Pioneer), the fund’s investment adviser. The fund's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, floating rate, inverse floating rate, zero coupon, when-issued, delayed delivery, to be announced and forward commitment, contingent, deferred and payment in kind and auction rate features. The fund's investments may include instruments that allow for balloon payments or negative amortization payments.
The fund may invest up to 20% of its net assets in debt securities rated below investment grade or, if unrated, of equivalent credit quality as determined by Pioneer (known as “junk bonds”). The fund's investment in debt securities rated below investment grade may include debt securities rated “D” or better, or comparable unrated securities. Debt securities rated “D” are in default.
The fund may invest a portion of its assets in subordinated debt securities, municipal securities, preferred securities, floating-rate loans and event-linked bonds and other insurance-linked securities. The fund also may enter into mortgage dollar roll transactions.
The fund may invest up to 15% of its total assets in securities of non-U.S. issuers. Up to 5% of the fund's total assets may be invested in securities of emerging market issuers. The fund does not count securities of Canadian issuers against the limit on investment in securities of non-U.S. issuers.
Pioneer considers both broad economic and issuer specific factors in selecting a portfolio designed to achieve the fund's investment objectives. In assessing the appropriate maturity, rating and sector weighting of the fund's portfolio, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once Pioneer determines the preferable portfolio characteristics, Pioneer selects individual securities based upon the terms
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of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification. Pioneer also employs fundamental research to assess an issuer's credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability. In making these portfolio decisions, Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research.
Investment grade securities
A debt security is considered investment grade if it is:
•	Rated BBB or higher at the time of purchase by Standard & Poor’s Financial Services LLC;
•	Rated the equivalent rating by a nationally recognized statistical rating organization; or
•	Determined to be of equivalent credit quality by Pioneer
Securities in the lowest category of investment grade (i.e., BBB) are considered to have speculative characteristics. An investor can still lose significant amounts when investing in investment grade securities.
Below investment grade securities (“Junk bonds”)
The fund may invest in debt securities rated below investment grade or, if unrated, of equivalent quality as determined by Pioneer. A debt security is below investment grade if it is rated BB or lower by Standard & Poor’s Financial Services LLC or the equivalent rating by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as “junk bonds” and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities. Below investment grade securities also may be more difficult to value.
Debt rating considerations
For purposes of the fund's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the fund will use the rating chosen by the portfolio manager as most representative of the security’s credit quality. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate and may not accurately
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More on the fund’s investment objectives and strategies
describe the risks of the securities. A rating organization may have a conflict of interest with respect to a security for which it assigns a quality rating. In addition, there may be a delay between a change in the credit quality of a security or other asset and a change in the quality rating assigned to the security or other asset by a rating organization. If a rating organization changes the quality rating assigned to one or more of the fund’s securities, Pioneer will consider if any action is appropriate in light of the fund's investment objectives and policies. These ratings are used as criteria for the selection of portfolio securities, in addition to Pioneer’s own assessment of the credit quality of potential investments.
Mortgage-backed securities
The fund may invest in mortgage-backed securities. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as the FNMA or FHLMC or by agencies of the U.S. government, such as the GNMA. Mortgage-backed securities represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. The fund's investments in mortgage-related securities may include mortgage derivatives and structured securities.
The fund may invest in collateralized mortgage obligations (CMOs). A CMO is a mortgage-backed bond that is issued in multiple classes, each with a specified fixed or floating interest rate and a final scheduled distribution date. The holder of an interest in a CMO is entitled to receive specified cash flows from a pool of underlying mortgages or other mortgage-backed securities. Depending upon the class of CMO purchased, the holder may be entitled to payment before the cash flow from the pool is used to pay holders of other classes of the CMO or, alternatively, the holder may be paid only to the extent that there is cash remaining after the cash flow has been used to pay other classes. A subordinated interest may serve as a credit support for the senior securities purchased by other investors.
Asset-backed securities
The fund may invest in asset-backed securities. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The fund's investments in asset-backed securities may include derivative and structured securities.
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The fund may invest in asset-backed securities issued by special entities, such as trusts, that are backed by a pool of financial assets. The fund may invest in collateralized debt obligations (CDOs), which include collateralized bond obligations (CBOs), collateralized loan obligations (CLOs) and other similarly structured securities. A CDO is a trust backed by a pool of fixed income securities. The trust typically is split into two or more portions, called tranches, which vary in credit quality, yield, credit support and right to repayment of principal and interest. Lower tranches pay higher interest rates but represent lower degrees of credit quality and are more sensitive to the rate of defaults in the pool of obligations. Certain CDOs may use derivatives, such as credit default swaps, to create synthetic exposure to assets rather than holding such assets directly.
Floating rate investments
Floating rate investments are securities and other instruments with interest rates that adjust or “float” periodically based on a specified interest rate or other reference and include floating rate loans, repurchase agreements, money market securities and shares of money market and short-term bond funds.
Floating rate loans are provided by banks and other financial institutions to large corporate customers in connection with recapitalizations, acquisitions, and refinancings. These loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These loans are rated below investment grade. The rates of interest on the loans typically adjust periodically by reference to a base lending rate, such as the London Interbank Offered Rate (LIBOR), a designated U.S. bank’s prime or base rate or the overnight federal funds rate, plus a premium. Some loans reset on set dates, typically every 30 to 90 days, but not to exceed one year. Other loans reset periodically when the underlying rate resets.
In most instances, the fund’s investments in floating rate loans hold a senior position in the capital structure of the borrower. Having a senior position means that, if the borrower becomes insolvent, senior debtholders, like the fund, will be paid before subordinated debtholders and stockholders of the borrower. Senior loans typically are secured by specific collateral.
Floating rate loans typically are structured and administered by a financial institution that acts as an agent for the holders of the loan. Loans can be acquired directly through the agent, by assignment from another holder of the loan, or as a participation interest in the loan. When the fund is a direct
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More on the fund’s investment objectives and strategies
investor in a loan, the fund may have the ability to influence the terms of the loan, although the fund does not act as the sole negotiator or originator of the loan. Participation interests are fractional interests in a loan issued by a lender or other financial institution. When the fund invests in a loan participation, the fund does not have a direct claim against the borrower and must rely upon an intermediate participant to enforce any rights against the borrower.
Subordinated securities
The fund may invest in securities that are subordinated or “junior” to more senior securities of the issuer. The investor in a subordinated security of an issuer is entitled to payment after other holders of debt in that issuer.
Non-U.S. investments
The fund may invest in securities of non-U.S. issuers, including securities of emerging markets issuers. Non-U.S. issuers are issuers that are organized and have their principal offices outside of the United States. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations, or private issuers, and certain supranational organizations, such as the World Bank and the European Union. The fund considers emerging market issuers to include issuers organized under the laws of an emerging market country, issuers with a principal office in an emerging market country, issuers that derive at least 50% of their gross revenues or profits from goods or services produced in emerging markets or sales made in emerging markets, and emerging market governmental issuers.
Event-linked bonds and other insurance-linked securities
The fund may invest in “event-linked” bonds, which sometimes are referred to as “insurance-linked” or “catastrophe” bonds. Event-linked bonds are debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined “trigger” event, such as a hurricane or an earthquake of a specific magnitude or other event that leads to physical or economic loss. For some event-linked bonds, the trigger event’s magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments rather than specified actual losses. The fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument.
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Event-linked bonds may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. The fund may invest in interests in pooled entities that invest primarily in event-linked bonds.
Event-linked bonds are typically rated below investment grade or may be unrated. The rating for an event-linked bond primarily reflects the rating agency’s calculated probability that a pre-defined trigger event will occur, which will cause a loss of principal. This rating may also assess the credit risk of the bond’s collateral pool, if any, and the reliability of the model used to calculate the probability of a trigger event.
In addition to event-linked bonds, the fund may also invest in other insurance-linked securities, including structured reinsurance instruments such as quota share instruments (a form of proportional reinsurance whereby an investor participates in the premiums and losses of a reinsurer’s portfolio of catastrophe-oriented policies, sometimes referred to as “reinsurance sidecars”) and collateralized reinsurance investments, industry loss warranties, and other insurance- and reinsurance-related securities. Quota share instruments and other structured reinsurance instruments generally will be considered illiquid securities by the fund.
Zero coupon securities
The fund may invest in zero coupon securities. Zero coupon securities are debt instruments that do not pay interest during the life of the security but are issued at a discount from the amount the investor will receive when the issuer repays the amount borrowed (the face value). The discount approximates the total amount of interest that would be paid at an assumed interest rate.
Derivatives
The fund may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts, swaps and other derivatives. The fund also may enter into credit default swaps, which can be used to acquire or to transfer the credit risk of a security or index of securities without buying or selling the security or securities comprising the relevant index. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The fund may use derivatives for a variety of purposes, including:
•	In an attempt to hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates
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More on the fund’s investment objectives and strategies
•	As a substitute for purchasing or selling securities
•	To attempt to increase the fund’s return as a non-hedging strategy that may be considered speculative
•	To manage portfolio characteristics (for example, the duration or credit quality of the fund's portfolio)
•	As a cash flow management technique
The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.
Inverse floating rate obligations
The fund may invest in inverse floating rate obligations (a type of derivative instrument). The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.
Cash management and temporary investments
Normally, the fund invests substantially all of its assets to meet its investment objectives. The fund may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the fund may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. The fund may adopt a defensive strategy when the adviser believes securities in which the fund normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions. During such periods, it may be more difficult for the fund to achieve its investment objective.
Additional investment strategies
In addition to the principal investment strategies discussed above, the fund may also use other techniques, including the following non-principal investment strategies.
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Repurchase agreements
In a repurchase agreement, the fund purchases securities from a broker/dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the fund at a later date, and at a specified price, which is typically higher than the purchase price paid by the fund. The securities purchased serve as the fund's collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the fund is entitled to sell the securities, but the fund may not be able to sell them for the price at which they were purchased, thus causing a loss. Additionally, if the counterparty becomes insolvent, there is some risk that the fund will not have a right to the securities, or the immediate right to sell the securities.
Reverse repurchase agreements and borrowing
The fund may enter into reverse repurchase agreements pursuant to which the fund transfers securities to a counterparty in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price. Reverse repurchase agreements are treated as borrowings by the fund, are a form of leverage and may make the value of an investment in the fund more volatile and increase the risks of investing in the fund. The fund also may borrow money from banks or other lenders for temporary purposes. The fund may borrow up to 33 1⁄3% of its total assets. Entering into reverse repurchase agreements and other borrowing transactions may cause the fund to liquidate positions when it may not be advantageous to do so in order to satisfy its obligations or meet segregation requirements.
Short-term trading
The fund usually does not trade for short-term profits. The fund will sell an investment, however, even if it has only been held for a short time, if it no longer meets the fund's investment criteria. If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.
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More on the risks of investing in the fund
Principal investment risks
You could lose money on your investment in the fund. As with any mutual fund, there is no guarantee that the fund will achieve its objectives.
Market trading risks. Individual fund shares may be purchased and sold only on a national securities exchange or alternative trading system through a broker, and may not be directly purchased or redeemed from the fund. There can be no guarantee that an active trading market for shares will develop or be maintained, or that their listing will continue unchanged. Buying and selling shares may require the payment of brokerage commissions and expose the buyer or seller to other trading costs. Due to brokerage commissions and other trading costs, frequent trading may detract from realized investment returns. Trading prices of shares may be above, at or below NAV, will fluctuate in relation to NAV based on supply and demand in the market for shares and other factors, and may vary significantly from NAV during periods of market volatility. An investor’s realized investment returns will be reduced if the investor sells shares at a greater discount or narrower premium than he or she acquired the shares. Shares may be purchased or redeemed in transactions directly with the fund only in Creation Unit quantities by or through Authorized Participants. The fund may have a limited number of active Authorized Participants. To the extent that authorized participants withdraw and are not replaced, the shares may trade at wider premiums/discounts to NAV and may possibly face delisting.
Contingent pricing risk. Trading prices of fund shares are directly linked to the fund’s next-determined NAV, which is normally calculated as of the close of regular market trading each business day. Buyers and sellers of shares will not know the value of their purchases and sales until the fund’s NAV is determined at the end of the trading day. Like mutual funds, the fund does not offer opportunities to transact intraday based at currently (versus end-of-day) determined prices. Trade prices are contingent upon the determination of NAV and may vary significantly from anticipated levels (including estimates based on intraday indicative values as described below under “Buying and Selling Shares”) during periods of market volatility. Although limit orders can be used to control differences in trade price versus NAV, they cannot be used to control or limit trade execution prices.
Market risk. The market prices of securities held by the fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond
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markets or adverse investor sentiment. Changes in market conditions may not have the same impact on all types of securities. The market prices of securities may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. In the past several years, financial markets, such as those in the United States, Europe, Asia and elsewhere, have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; measures to address U.S. federal and state budget deficits; downgrading of U.S. long-term sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and recently has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests. Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may be negatively affected. The fund may experience a substantial or complete loss on any individual security or derivative position.
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More on the risks of investing in the fund
Interest rate risk. The market prices of securities may fluctuate significantly when interest rates change. When interest rates rise, the value of fixed income securities and therefore the value of your investment in the fund, generally falls. For example, if interest rates increase by 1%, the value of a fund’s portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal. Interest rates have been historically low, so the fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund. A change in interest rates will not have the same impact on all fixed income securities. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s value.The maturity of a security may be significantly longer than its effective duration. A security’s maturity may be more relevant than its effective duration in determining the security’s sensitivity to other factors such as changes in credit quality or in the yield premium that the market may establish for certain types of securities. Calculations of duration and maturity may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. Moreover, securities can change in value in response to other factors, such as credit risk. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the income received by the fund, and the fund’s yield, may decline. Also, when interest rates decline, investments made by the fund may pay a lower interest rate, which would reduce the income received and distributed by the fund.
Certain fixed income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change. Yield generated by the fund may decline due to a decrease in market interest rates.
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Credit risk. If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by the fund fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy, a security’s credit rating is downgraded or the credit quality or value of an underlying asset declines, the value of your investment could decline. If the fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the fund will be subject to the credit risk presented by the counterparty. In addition, the fund may incur expenses in an effort to protect the fund's interests or to enforce its rights. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB) may possess certain speculative characteristics.
Prepayment or call risk. Many fixed income securities give the issuer the option to prepay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the fund holds a fixed income security that can be prepaid or called prior to its maturity date, it will not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the fund also would be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was prepaid or called. In addition, if the fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment.
Extension risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security.
To the extent the fund invests significantly in mortgage-related and asset-backed securities, its exposure to extension risks may be greater than if it invested in other fixed income securities.
Liquidity risk. Liquidity risk is the risk that particular investments, or investments generally, may be impossible or difficult to purchase or sell. Although most of the fund's securities and other investments must be liquid at the time of investment, securities and other investments may
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become illiquid after purchase by the fund, particularly during periods of market turmoil. Liquidity and value of investments can deteriorate rapidly. Markets may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities or when dealer market-making capacity is otherwise reduced, and this is more likely to occur as a result of the reduction of market support activity by the Federal Reserve. A lack of liquidity or other adverse credit market conditions may affect the fund's ability to sell the securities in which it invests or to find and purchase suitable investments. These illiquid investments may also be difficult to value, especially in changing markets. If the fund is forced to sell or unwind an illiquid investment to meet redemption requests or for other cash needs, the fund may suffer a loss. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. In addition, when there is illiquidity in the market for certain securities and other investments, the fund, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector. Further, certain securities, once sold, may not settle for an extended period (for example, several weeks or even longer). The fund will not receive its sales proceeds until that time, which may constrain the fund’s ability to meet its obligations (including obligations to redeeming shareholders). Liquidity risk may be magnified in a rising interest rate environment in which investor redemptions from fixed income mutual funds may be higher than normal. If an auction fails for an auction rate security, there may be no secondary market for the security and the fund may be forced to hold the security until the security is refinanced by the issuer or a secondary market develops. To the extent the fund holds a material percentage of the outstanding debt securities of an issuer, this practice may impact adversely the liquidity and market value of those investments.
Portfolio selection risk. The adviser’s judgment about the quality, relative yield, relative value or market trends affecting a particular sector or region, market segment, security or about interest rates generally may prove to be incorrect.
U.S. Treasury obligations risk. The market value of direct obligations of the U.S. Treasury may vary due to changes in interest rates. In addition, changes to the financial condition or credit rating of the U.S. government may cause the value of the fund’s investments in obligations issued by the U.S. Treasury to decline.
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U.S. government agency obligations risk. The fund invests in obligations issued by agencies and instrumentalities of the U.S. government. Government-sponsored entities such as FNMA, FHLMC and the FHLBs, although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. The maximum potential liability of the issuers of some U.S. government obligations may greatly exceed their current resources, including any legal right to support from the U.S. government. Such debt and mortgage-backed securities are subject to the risk of default on the payment of interest and/or principal, similar to debt of private issuers. Although the U.S. government has provided financial support to FNMA and FHLMC in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.
Mortgage-related and asset-backed securities risk. The repayment of certain mortgage-backed and asset-backed securities depends primarily on the cash collections received from the issuer’s underlying asset portfolio and, in certain cases, the issuer’s ability to issue replacement securities. As a result, there could be losses to the fund in the event of credit or market value deterioration in the issuer’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer’s inability to issue new or replacement securities. Mortgage-backed securities tend to be more sensitive to changes in interest rate than other types of debt securities. These securities are also subject to prepayment and extension risks. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. In the event of a default, the value of the underlying collateral may be insufficient to pay certain expenses, such as litigation and foreclosure expenses, and inadequate to pay any principal or unpaid interest. Privately issued mortgage-backed and asset-backed securities are not traded on an exchange and may have a limited market. Without an active trading market, these securities may be particularly difficult to value given the complexities in valuing the underlying collateral.
Certain mortgage-backed and asset-backed securities may pay principal only at maturity or may represent only the right to receive payments of principal or interest on the underlying obligations, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only instruments generally increase in value if interest rates
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More on the risks of investing in the fund
decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying obligations are prepaid. Interest only instruments could lose their entire value in a declining interest rate environment if the underlying obligations are prepaid.
Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other characteristics. The fund may invest in other mortgage-related securities, including mortgage derivatives and structured securities. These securities typically are not secured by real property. Because these securities have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. These securities also can become illiquid and difficult to value in volatile or declining markets.
Mortgage-backed securities are particularly susceptible to prepayment and extension risks, because prepayments on the underlying mortgages tend to increase when interest rates fall and decrease when interest rates rise. Prepayments may also occur on a scheduled basis or due to foreclosure. When market interest rates increase, mortgage refinancings and prepayments slow, which lengthens the effective duration of these securities. As a result, the negative effect of the interest rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of the fund. Conversely, when market interest rates decline, while the value of mortgage-backed securities may increase, the rates of prepayment of the underlying mortgages tend to increase, which shortens the effective duration of these securities. Mortgage-backed securities are also subject to the risk that the underlying borrowers will be unable to meet their obligations.
At times, some of the mortgage-backed securities in which the fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.
The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. In addition, for mortgage-backed securities, when market conditions result in an increase in the default rates on the
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underlying mortgages and the foreclosure values of the underlying real estate are below the outstanding amount of the underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be less likely.
The fund may invest in CMOs. Principal prepayments on the underlying mortgage loans may cause a CMO to be retired substantially earlier than its stated maturity or final distribution date. If there are defaults on the underlying mortgage loans, the fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss. This risk may be increased to the extent the underlying mortgages include sub-prime mortgages. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of a CMO class and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of a CMO class.
Asset-backed securities are structured like mortgage-backed securities and are subject to many of the same risks. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying asset or to otherwise recover from the underlying obligor may be limited. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest.
Risks of instruments that allow for balloon payments or negative amortization payments. Certain debt instruments allow for balloon payments or negative amortization payments. Such instruments permit the borrower to avoid paying currently a portion of the interest accruing on the instrument. While these features make the debt instrument more affordable to the borrower in the near term, they increase the risk that the borrower will be unable to make the resulting higher payment or payments that become due at the maturity of the loan.
High yield or “junk” bond risk. Debt securities that are below investment grade, called “junk bonds,” are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities and may involve major risk of exposure to adverse conditions and negative sentiments. These securities have a higher risk of issuer default because, among other reasons, issuers of junk bonds often have more debt in relation to total capitalization than issuers of
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More on the risks of investing in the fund
investment grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments. These risks are more pronounced for securities that are already in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty. Junk bonds may also be less liquid than higher-rated securities, which means that the fund may have difficulty selling them at times, and it may have to apply a greater degree of judgment in establishing a price for purposes of valuing fund shares. Junk bonds generally are issued by less creditworthy issuers. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders. The fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the fund before it matures. If the issuer redeems junk bonds, the fund may have to invest the proceeds in bonds with lower yields and may lose income.
Risks of investing in floating rate loans. Floating rate loans and similar investments may be illiquid or less liquid than other investments and difficult to value. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. In the event of a default, the fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the fund’s access to collateral, if any, may be limited by bankruptcy law. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended trade settlement periods. In particular, loans may take longer than seven days to settle, potentially leading to the sale proceeds of loans not being available to meet redemptions for a substantial period of time after the sale of the loans. To the extent that sale proceeds of loans are not available, the fund may sell securities that have shorter settlement periods or may access other sources of liquidity
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to meet redemption requests. An economic downturn generally leads to a higher non-payment rate, and a loan may lose significant value before a default occurs. There is less readily available, reliable information about most floating rate loans than is the case for many other types of securities. Normally, Pioneer will seek to avoid receiving material, non-public information about the issuer of a loan either held by, or considered for investment by, the fund, and this decision could adversely affect the fund’s investment performance. Loans may not be considered “securities,” and purchasers, such as the fund, therefore may not be entitled to rely on the anti-fraud protections afforded by federal securities laws.
Risks of investing in insurance-linked securities. The return of principal and the payment of interest on “event-linked” bonds and other insurance-linked securities are contingent on the non-occurrence of a pre-defined “trigger” event, such as a hurricane or an earthquake of a specific magnitude or other event that leads to physical or economic loss. If a trigger event, as defined within the terms of an event-linked bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified, the fund may lose a portion or all of its accrued interest and/or principal invested in the event-linked bond. In addition to the specified trigger events, event-linked bonds may expose the fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked bonds are also subject to the risk that the model used to calculate the probability of a trigger event was not accurate and underestimated the likelihood of a trigger event. Insurance-linked securities may provide for extensions of maturity in order to process and audit loss claims in those cases when a trigger event has, or possibly has, occurred. Upon the occurrence or possible occurrence of a trigger event, and until the completion of the processing and auditing of applicable loss claims, the fund's investment in an event-linked bond or other insurance-linked security may be priced using fair value methods. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the fund may be forced to liquidate positions when it would not be advantageous to do so. Certain insurance-linked securities represent interests in baskets of underlying reinsurance contracts. The fund has limited transparency into the individual contracts underlying such securities and therefore must rely on the risk assessment and sound underwriting practices of the issuer. Certain insurance-linked securities may be difficult to value.
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More on the risks of investing in the fund
Risks of subordinated securities. A holder of securities that are subordinated or “junior” to more senior securities of an issuer is entitled to payment after holders of more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer’s non-subordinated securities. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on subordinated securities.
Municipal securities risk. The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from those projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. Municipal issuers may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In recent periods, an increasing number of municipal issuers in the United States have defaulted on obligations and commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. To the extent the fund invests significantly in a single state or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, the fund will be more susceptible to associated risks and developments.
Risks of zero coupon bonds, payment in kind, deferred and contingent payment securities. Zero coupon bonds (which do not pay interest until maturity) and payment in kind securities (which pay interest in the form of additional securities) may be more speculative and may fluctuate more in value than securities which pay income periodically and in cash. These
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securities are more likely to respond to changes in interest rates than interest-bearing securities having similar maturities and credit quality. These securities are more sensitive to the credit quality of the underlying issuer. Payment in kind securities may be difficult to value because their continuing accruals require judgments about the collectability of the deferred payments and the value of any collateral. Deferred interest securities are obligations that generally provide for a period of delay before the regular payment of interest begins and are issued at a significant discount from face value. The interest rate on contingent payment securities is determined by the outcome of an event, such as the performance of a financial index. If the financial index does not increase by a prescribed amount, the fund may receive no interest.
Unlike bonds that pay interest throughout the period to maturity, the fund generally will realize no cash until maturity and, if the issuer defaults, the fund may obtain no return at all on its investment. In addition, although the fund receives no periodic cash payments on such securities, the fund is deemed for tax purposes to receive income from such securities, which applicable tax rules require the fund to distribute to shareholders. Such distributions may be taxable when distributed to shareholders and, in addition, could reduce the fund’s reserve position and require the fund to sell securities and incur a gain or loss at a time it may not otherwise want in order to provide the cash necessary for these distributions.
Risks of investing in “when-issued”, delayed delivery, to be announced and forward commitment transactions. The market value of these transactions may increase or decrease as a result of changes in interest rates. These transactions involve risk of loss if the value of the underlying security changes unfavorably before the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. There is also a risk that the security will not be issued or that the other party to the transaction will default on its obligation to purchase or sell the security, which may result in the fund missing the opportunity to obtain a favorable price or yield elsewhere.
Risks of non-U.S. investments. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These
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risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include:
•	Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
•	Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the adviser may not be able to sell the fund's securities at times, in amounts and at prices it considers reasonable
•	Adverse effect of currency exchange rates or controls on the value of the fund's investments, or its ability to convert non-U.S. currencies to U.S. dollars
•	The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
•	Economic, political, regulatory and social developments may adversely affect the securities markets
•	It may be difficult for the fund to pursue claims or enforce judgments against a foreign bank, depository or issuer of a security, or any of their agents, in the courts of a foreign country
•	Withholding and other non-U.S. taxes may decrease the fund's return. The value of the fund’s foreign investments also may be affected by U.S. tax considerations and restrictions in receiving investment proceeds from a foreign country
•	Some markets in which the fund may invest are located in parts of the world that have historically been prone to natural disasters that could result in a significant adverse impact on the economies of those countries and investments made in those countries
•	It is often more expensive for the fund to buy, sell and hold securities in certain foreign markets than in the United States
•	A governmental entity may delay, or refuse or be unable to pay, interest or principal on its sovereign debt due to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms
•	Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security. In addition, depositary receipts may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange
•	A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties.
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Additional EU member countries may also fall subject to such difficulties. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. In addition, voters in the United Kingdom have approved withdrawal from the EU. Other countries may seek to withdraw from the EU and/or abandon the euro, the common currency of the EU. These events could negatively affect the value and liquidity of the fund’s investments, particularly in euro-denominated securities and derivative contracts, securities of issuers located in the EU or with significant exposure to EU issuers or countries
•	If one or more stockholders of a supranational entity such as the World Bank fail to make necessary additional capital contributions, the entity may be unable to pay interest or repay principal on its debt securities
Risks of convertible securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security approaches or exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. The value of a synthetic convertible security will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible security is composed of two or more separate securities or instruments, each with its own market value. If the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.
Preferred stocks risk. Preferred stocks may pay fixed or adjustable rates of return. Preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stocks generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Thus, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.
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More on the risks of investing in the fund
The market value of preferred stocks generally decreases when interest rates rise. Preferred stocks of smaller companies may be more vulnerable to adverse developments than preferred stocks of larger companies.
Derivatives risk. Using swaps, futures and other derivatives exposes the fund to special risks and costs and may result in losses to the fund, even when used for hedging purposes. Using derivatives can increase losses and reduce opportunities for gain when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the fund, especially in abnormal market conditions. Using derivatives can have a leveraging effect (which may increase investment losses) and increase the fund’s volatility, which is the degree to which the fund’s share price may fluctuate within a short time period. Certain derivatives have the potential for unlimited loss, regardless of the size of the fund’s initial investment. If changes in a derivative’s value do not correspond to changes in the value of the fund’s other investments or do not correlate well with the underlying assets, rate or index, the fund may not fully benefit from, or could lose money on, or could experience unusually high expenses as a result of, the derivative position. The other parties to certain derivative transactions present the same types of credit risk as issuers of fixed income securities. Derivatives also tend to involve greater liquidity risk and they may be difficult to value. The fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivatives will not have liquidity beyond the counterparty to the instrument. Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Risks associated with the use of derivatives are magnified to the extent that an increased portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.
Investments by the fund in structured securities, a type of derivative, raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in securities. These issues could be resolved in a manner that could hurt the performance of the fund.
Swap agreements and options to enter into swap agreements (“swaptions”) tend to shift the fund’s investment exposure from one type of investment to another. For example, the fund may enter into interest rate swaps, which involve the exchange of interest payments by the fund with another party,
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such as the exchange of floating rate payments for fixed interest payments with respect to a notional amount of principal. If an interest rate swap intended to be used as a hedge negates a favorable interest rate movement, the investment performance of the fund would be less than it would have been if the fund had not entered into the interest rate swap.
The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivative markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, may limit their availability or utility or otherwise adversely affect their performance, or may disrupt markets. The fund may be exposed to additional risks as a result of the additional regulations. The extent and impact of the regulations are not yet fully known and may not be for some time. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule takes effect, it could limit the ability of the fund to invest in derivatives.
The fund will be required to maintain its positions with a clearing organization through one or more clearing brokers. The clearing organization will require the fund to post margin and the broker may require the fund to post additional margin to secure the fund’s obligations. The amount of margin required may change from time to time. In addition, cleared transactions may be more expensive to maintain than over-the-counter transactions and may require the fund to deposit larger amounts of margin. The fund may not be able to recover margin amounts if the broker has financial difficulties. Also, the broker may require the fund to terminate a derivatives position under certain circumstances. This may cause the fund to lose money. The fund's ability to use certain derivative instruments currently is limited by Commodity Futures Trading Commission rules.
Credit default swap risk. Credit default swap contracts, a type of derivative instrument, involve heightened risks and may result in losses to the fund. Credit default swaps may in some cases be illiquid and difficult to value, and they increase credit risk since the fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. If the fund buys a credit default swap, it will be subject to the risk that the credit default swap may expire worthless, as the credit default swap would only generate income in the event of a default on the underlying debt security or other specified event. As a buyer, the fund would also be subject to
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More on the risks of investing in the fund
credit risk relating to the seller’s payment of its obligations in the event of a default (or similar event). If the fund sells a credit default swap, it will be exposed to the credit risk of the issuer of the obligation to which the credit default swap relates. As a seller, the fund would also be subject to leverage risk, because it would be liable for the full notional amount of the swap in the event of default (or similar event). Swaps may be difficult to unwind or terminate. Certain index-based credit default swaps are structured in tranches, whereby junior tranches assume greater default risk than senior tranches. The absence of a central exchange or market for swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. New regulations require many kinds of swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it may disrupt or limit the swap market and may not result in swaps being easier to trade or value. As swaps become more standardized, the fund may not be able to enter into swaps that meet its investment needs. The fund also may not be able to find a clearinghouse willing to accept the swaps for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The fund will assume the risk that the clearinghouse may be unable to perform its obligations. The new regulations may make using swaps more costly, may limit their availability, or may otherwise adversely affect their value or performance.
Risks of investing in inverse floating rate obligations. The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.
Leveraging risk. The value of your investment may be more volatile and other risks tend to be compounded if the fund borrows or uses derivatives or other investments that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the fund's underlying assets and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have, potentially resulting in the loss
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of all assets. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.
Repurchase agreement risk. In the event that the other party to a repurchase agreement defaults on its obligations, the fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. In addition, if the fund is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Market segment risk. To the extent the fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation, than a fund without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.
Valuation risk. Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ – higher or lower – from the fund’s last valuation of the investment, and such differences could be significant, particularly for illiquid securities and securities that trade in thin markets and/or markets that experience extreme volatility. The fund may value investments using fair value methodologies. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the fund had not fair-valued the securities or had used a different valuation methodology. Fixed income securities are typically valued using fair value methodologies. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the market on which they are valued, but before the fund determines its net asset value. The fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.
Cash management risk. The value of the investments held by the fund for cash management or temporary defensive purposes may be affected by market risks, changing interest rates and by changes in credit ratings of the investments. To the extent that the fund has any uninvested cash, the fund
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More on the risks of investing in the fund
would be subject to credit risk with respect to the depository institution holding the cash. If the fund holds cash uninvested, the fund will not earn income on the cash and the fund’s yield will go down. During such periods, it may be more difficult for the fund to achieve its investment objectives.
Expense risk. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
To learn more about the fund's investments and risks, you should obtain and read the statement of additional information. Please note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals.
Disclosure of portfolio holdings
The fund's policies and procedures with respect to disclosure of the fund's securities are described in the statement of additional information.
Due to lags in reporting, the fund’s actual holdings may vary significantly from the most recent publicly disclosed portfolio composition. As described below under “Additional Information about NextShares – How NextShares Compare to ETFs,” the fund does not disclose portfolio holdings daily. The Basket used in creations and redemptions of fund shares is not intended to be representative of current portfolio holdings and may vary significantly from the fund’s current holdings.
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Additional information about NextShares
Description of NextShares. The fund operates pursuant to an exemptive order issued by the SEC granting Pioneer NextShares Series Trust I (the “Trust”) and Pioneer an exemption from certain provisions of the 1940 Act. NextShares operate as follows:
•	NextShares are pooled investment funds that generally follow an active management style, seeking to outperform their designated benchmark and other funds with similar investment profiles;
•	NextShares funds value their shares at the end of each business day by dividing the current value of fund assets, less liabilities by the number of shares outstanding (referred to as “net asset value per share” or “NAV”);
•	Investors may purchase and sell shares of a NextShares fund on a national securities exchange or alternative trading system through a Broker. Individual shares may not be directly purchased or redeemed from the issuing fund;
•	Trading prices of NextShares are directly linked to the fund’s next end-of-day NAV utilizing a patented trading approach called “NAV-based trading.” In NAV-based trading, all trades are executed at the fund’s next computed NAV plus or minus a trading cost (i.e., a premium or discount to NAV) determined at the time of trade execution. For each NextShares trade, the final transaction price is determined once NAV is computed. Buyers and sellers will not know the value of their purchases and sales until the end of the trading day. See “Buying and Selling Shares” below;
•	The premium or discount to NAV at which NextShares transactions are executed will depend on market factors, including the balance of supply and demand for shares among investors, transaction fees and other costs associated with creating and redeeming Creation Units of shares, competition among market makers, the share inventory positions and inventory strategies of market makers, and the volume of share trading. Reflecting these and other market factors, prices of shares in the secondary market may be above, at or below NAV. NextShares do not offer the opportunity to transact intraday at prices determined at time of trade execution;
•	NextShares issue and redeem shares only in transactions by or through Authorized Participants in designated Creation Unit blocks of shares in exchange for the Basket of securities, other instruments and/or cash currently specified by the fund. Transactions may be effected partially or entirely in cash when in-kind delivery is not practicable or deemed not in the best interests of shareholders. NextShares issue and redeem Creation Units of shares at NAV, plus or minus a transaction fee that is intended
49

Additional information about NextShares
to cover the fund’s cost of processing the transaction and converting the Basket to or from the desired composition. See “Buying and Selling Shares” below; and
•	Prior to the beginning of market trading each business day, each NextShares fund will disclose the Basket that it will accept from and deliver to Authorized Participants to settle purchases and redemptions of Creation Units on that day. See “Buying and Selling Shares” below. The Basket is not intended to represent current holdings and may vary significantly from the fund’s current portfolio positioning.
NextShares funds seek to enhance their performance by utilizing a cost- and tax-efficient structure and by maintaining the confidentiality of current portfolio trading information. NextShares are designed to be long-term investment vehicles and are not suited for short-term trading. As described below, there are important differences between NextShares and ETFs and mutual funds.
Investors should be aware that the investments made, and performance results achieved by NextShares funds may differ from those of other funds for which the investment adviser (or an affiliate) acts as investment adviser, including funds with similar names, investment objectives and policies.
How NextShares compare to mutual funds. Mutual fund shares may be purchased and redeemed directly from the issuing fund for cash at the next-determined NAV. NextShares, by contrast, cannot be directly purchased or redeemed except by or through Authorized Participants in Creation Unit quantities in exchange for the specified Basket. Unlike NextShares, mutual fund shares do not trade on an exchange. Because trading prices of NextShares may vary from NAV and commissions may apply, NextShares may be more expensive to buy and sell than mutual funds. Like mutual funds, NextShares may be bought or sold in specified share or dollar quantities, although not all Brokers may accept dollar-based orders.
Relative to investing in mutual funds, the NextShares structure offers certain potential advantages that may translate into improved performance and higher tax efficiency. More specifically:
•	NextShares have a single class of shares with no sales loads or distribution and service (12b-1) fees;
•	Because they are set up to take advantage of the highly efficient share processing system of the Depositary Trust Company (“DTC”) used for publicly traded stocks and ETFs, NextShares are expected to operate with lower transfer agency expenses than incurred by most mutual funds;
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•	Unlike most mutual funds, NextShares are designed to protect fund performance from dilution in connection with shareholder inflows and outflows. For mutual funds, the costs of accommodating shareholder flows include the incremental trading costs incurred by the fund to resize its portfolio positions in response to inflows and outflows, and the foregone returns on portfolio cash held for flow-related reasons. In the NextShares structure, flow-related fund costs can be minimized by issuing and redeeming shares in-kind, and substantially offset by imposing transaction fees on direct purchases and redemption of shares; and
•	The Internal Revenue Code provides that a fund’s distributions of appreciated property to meet redemptions do not result in recognition by the fund of capital gains on the distributed property. NextShares funds generally meet redemptions by distributing securities and other instruments, while mutual funds typically meet redemptions with cash. To raise cash for redemptions, a mutual fund may be required to sell appreciated fund assets and thereby realize capital gains. By avoiding this adverse tax effect, NextShares that utilize in-kind redemptions may achieve higher tax efficiency than a mutual fund that meets redemptions with cash. Not all NextShares funds may meet redemptions in kind. NextShares funds that meet redemptions entirely in cash should not be expected to be more tax efficient than similar mutual funds.
How NextShares compare to ETFs. Similar to ETFs, NextShares are issued and redeemed in Creation Unit quantities and trade throughout the day on an exchange. Unlike ETFs, trading prices of NextShares are directly linked to the fund’s next end-of-day NAV using NAV-based trading. As described above, in NAV-based trading, all trades are executed at NAV plus or minus a trading cost (i.e., a premium or discount to NAV) determined at the time of trade execution. Different from ETFs, NextShares do not offer opportunities to transact intraday based on currently (versus end-of-day) determined prices. Buyers and Sellers of NextShares will not know the value of their purchases and sales until NAV is determined at the end of the trading day.
•	Different from ETFs, NextShares offer market makers a profit opportunity that does not require the management of intraday market risk. To realize profits from NextShares market making, a market maker holding positions in NextShares accumulated intraday need only transact with the fund to purchase (or redeem) a corresponding number of Creation Units, buy (sell) the equivalent quantities of Basket instruments at market-closing or better prices, and dispose of any remaining sub-Creation Unit share inventory through secondary market transactions prior to the close. Because
51

Additional information about NextShares
making markets in NextShares is simple to manage and low risk, competition among market makers seeking to earn reliable, low-risk profits should enable NextShares to routinely trade at tight bid-ask spreads and narrow premiums or discounts to NAV;
•	Unlike actively managed ETFs, NextShares are not required to disclose their full holdings on a daily basis, thereby protecting fund shareholders against the potentially dilutive effects of other market participants front-running the fund’s trades. Because the mechanism that underlies efficient trading of NextShares does not involve non-Basket instruments, the need for portfolio holdings disclosure to achieve tight markets in NextShares is eliminated;
•	Like ETFs, only an Authorized Participant may transact directly with a NextShares fund. A fund may have a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the fund and no other Authorized Participant is able to step forward to create or redeem, shares may trade at a discount to NAV and possibly face delisting; and
•	Different from conventional ETF trading, the NAV-based trading employed for NextShares provides built-in trade execution cost transparency and the ability to control transaction costs using limit orders. This feature of NextShares distinguishes them from ETFs, for which the variance between market prices and underlying portfolio values is not always known to individual investors and cannot be controlled by them.
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Management
Investment adviser
Pioneer, the fund's investment adviser, selects the fund's investments and oversees the fund's operations.
Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2016, assets under management were approximately $241 billion worldwide, including over $68 billion in assets under management by Pioneer (and its U.S. affiliates).
Pioneer’s main office is at 60 State Street, Boston, Massachusetts 02109.
The firm’s U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.
Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the fund's Board of Trustees, to hire and terminate a subadviser that is not affiliated with Pioneer (an “unaffiliated subadviser”) or to materially modify an existing subadvisory contract with an unaffiliated subadviser for the fund without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any unaffiliated subadviser.
Portfolio management
Day-to-day management of the fund's portfolio is the responsibility of Kenneth J. Taubes. Mr. Taubes is supported by Charles Melchreit. Mr. Taubes and Mr. Melchreit are supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and include members from one or more of Pioneer's affiliates.
Mr. Taubes, Executive Vice President and Chief Investment Officer, U.S. of Pioneer, is responsible for overseeing the U.S. and global fixed income teams. He joined Pioneer as a senior vice president in September 1998 and has been an investment professional since 1982. Mr. Taubes has served as portfolio manager of the fund since ——.
Mr. Melchreit, Senior Vice President, joined Pioneer in 2006, and has served as portfolio manager of the fund since ——.
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Management
The fund’s statement of additional information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the fund.
Management fee
The fund pays Pioneer a fee for managing the fund and to cover the cost of providing certain services to the fund. Pioneer's annual fee is equal to 0.40% of the fund's average daily net assets. The fee is accrued daily and paid monthly.
A discussion regarding the basis for the Board of Trustees’ approval of the management contract will be available in the fund's semi-annual report to shareholders, for the period ended ——————-, 20xx.
Distributor
[______________] (the “Distributor”) is the fund’s distributor. The Distributor distributes Creation Units of the fund, but does not maintain a secondary market in shares of the fund. The Distributor’s principal address is [______________].
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Related performance information
Related performance information
Pioneer is the investment adviser to a mutual fund that has substantially similar investment objectives, policies and strategies as Pioneer Bond NextShares (a “similarly managed fund”). Set forth below is performance information for the similarly managed fund. This performance information is provided to illustrate the past performance of Pioneer in managing a substantially similar investment mandate and should not be considered as an indication of future performance of the fund or the investment adviser. The performance shown below reflects the deduction of the total expenses of the similarly managed fund (including the investment advisory fee) [, which are higher than the estimated total expenses of the fund (net of expense reimbursement).] [If the similarly managed fund had been subject to the same fees and expenses as the fund, the performance shown below would have been higher.] The similarly managed fund performance shown is for a share class offered at net asset value. The similarly managed fund performance was calculated in accordance with the Securities and Exchange Commission’s standardized method for calculating mutual fund performance.
The performance of the similarly managed fund is shown in the table below for the stated periods ended [December 31, 2015]. Also shown is the performance of one or more broad-based securities indices used as the similarly managed fund’s benchmark.
	1 Year	5 Years	10 Years
Pioneer Bond Fund [1]	x.xx	x.xx	x.xx
Barclays Capital Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	x.xx	x.xx	x.xx
1. Assets in the similarly managed fund as of December 31, 2015 were approximately $3.3 billion.
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Pricing of shares
Net asset value
The fund's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The fund calculates a net asset value for each class of shares every day the New York Stock Exchange is open as of the scheduled close of regular trading (normally 4:00 p.m. Eastern time). If the New York Stock Exchange closes at another time, the fund will calculate a net asset value for each class of shares as of the scheduled closing time. On days when the New York Stock Exchange is closed for trading, including certain holidays listed in the statement of additional information, a net asset value is not calculated. The fund’s most recent net asset value is available on the fund’s website, us.pioneerinvestments.com.
As described under “Buying and Selling Shares” below, fund shares trade in the secondary market at the fund’s next-computed NAV plus or minus a trading cost (i.e., a premium or discount to NAV) determined at the time of trade execution. Investors transacting in fund shares will be informed of their final trade price after the fund’s NAV is determined at the end of the trading day.
The fund generally values debt securities and certain derivative instruments by using the prices supplied by independent third party pricing services. A pricing service may use market prices or quotations from one or more brokers or other sources, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.
Senior loans are valued at the mean between the last available bid and asked prices for one or more brokers or dealers as obtained from an independent third party pricing service. If no reliable prices are available from either the primary or an alternative pricing service, broker quotes will be solicited. Event linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities may be valued at the bid price obtained from an independent third party pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
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The fund generally values its equity securities and certain derivative instruments that are traded on an exchange using the last sale price on the principal exchange on which they are traded. Equity securities that are not traded on the date of valuation, or securities for which no last sale prices are available, are valued at the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale, bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services approved by the Board of Trustees using a variety of techniques and methods. The fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
To the extent that the fund invests in shares of other mutual funds that are not traded on an exchange, such shares of other mutual funds are valued at their net asset values as provided by those funds. The prospectuses for those funds explain the circumstances under which those funds will use fair value pricing methods and the effects of using fair value pricing methods.
The valuations of securities traded in non-U.S. markets and certain fixed income securities will generally be determined as of the earlier closing time of the markets on which they primarily trade. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 3:00 p.m. (Eastern time). Non-U.S. markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem fund shares.
When independent third party pricing services are unable to supply prices for an investment, or when prices or market quotations are considered by Pioneer to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers. When such prices or quotations are not available, or when they are considered by Pioneer to be unreliable, the fund uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. The fund also may use fair value methods if it is determined that a significant event has occurred between the time at which a price is determined and the time at which the fund’s net asset value is calculated. Because the fund may invest in securities rated below investment grade — some of which may be thinly traded and for which prices may not be readily available or may be unreliable — the fund may
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Pricing of shares
use fair value methods more frequently than funds that primarily invest in securities that are more widely traded. Valuing securities using fair value methods may cause the net asset value of the fund’s shares to differ from the net asset value that would be calculated only using market prices.
The prices used by the fund to value its securities may differ from the amounts that would be realized if these securities were sold and these differences may be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility.
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Buying and selling shares
Trading in the secondary market. Shares of the fund are listed and available for trading on the Listing Exchange during its core trading session (generally 9:30 a.m. until 4:00 p.m. Eastern time). Shares may also be bought and sold on other national securities exchanges and alternative trading systems that have obtained appropriate licenses, adopted applicable rules and developed systems to support trading in fund shares. There can be no guarantee that an active trading market will develop or be maintained, or that the fund’s listing will continue or remain unchanged. The fund does not impose any minimum investment for shares of the fund purchased in the secondary market.
Fund shares may be purchased and sold in the secondary market only through a Broker. When buying or selling shares, you may incur trading commissions or other charges determined by your Broker. Due to applicable brokerage charges and other trading costs, frequent trading may detract from realized investment returns. Trading commissions are frequently a fixed dollar amount, and therefore may be proportionately more costly when buying or selling small amounts of shares.
When you buy or sell fund shares in the secondary market, you will pay or receive the fund’s next-computed NAV plus or minus a trading cost (i.e., premium or discount to NAV) determined at the time of trade execution. The final price of each purchase and sale of fund shares is determined and confirmed after calculation of that day’s NAV.
The premium or discount to NAV at which the fund’s share transactions are executed will depend on market factors, including the balance of supply and demand for shares among investors, transaction fees and other costs associated with creating and redeeming Creation Units of shares, competition among market makers, the share inventory positions and inventory strategies of market makers, and the volume of share trading. The cost to buy shares (i.e., premium to NAV) will generally increase when there is an imbalance of buyers over sellers and as the costs of creating Creation Units increase. The cost to sell shares (i.e., discount below NAV) will generally increase when there is an imbalance of sellers over buyers and as the costs of redeeming Creation Units increase. Reflecting these and other market factors, prices for fund shares in the secondary market may be above, at or below NAV. Trading premiums and discounts to the fund’s NAV may be significant. Different from how fund shares trade, purchases and sales of mutual fund shares are made at the next-determined NAV and transactions in shares of ETFs are priced intraday and not directly related to the ETF’s NAV.
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Buying and selling shares
Information regarding the trading history of fund shares is available on the fund’s website at us.pioneerinvestments.com. Each business day, the website displays the prior business day’s NAV and the following trading information for such day:
−	intraday high, low, average and closing prices of shares in exchange trading, expressed as premiums/discounts to NAV;
−	the midpoint of the highest bid and lowest offer prices as of the close of exchange trading, expressed as a premium/discount to NAV;
−	the spread between highest bid and lowest offer prices as of the close of exchange trading; and
−	volume of shares traded.
The website also includes charts showing the frequency distribution and range of values of NAV-based trading prices, closing bid/ask midpoints and closing bid/ask spreads over time. This trading information is intended to provide useful information to current buyers and sellers of fund shares.
Trading prices of shares are directly linked to the fund’s next-computed NAV, which is normally determined as of the close of regular market trading each business day. Buyers and sellers of shares will not know the value of their purchases and sales until the fund’s NAV is determined at the end of the trading day. Trade prices are contingent upon the determination of NAV and may vary significantly from anticipated levels (including estimates based on intraday indicative values as described below) during periods of market volatility. Although limit orders can be used to control differences in trade price versus NAV, they cannot be used to control or limit trade execution prices.
The Listing Exchange is generally open for trading Monday through Friday of each week, except that it is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. A “Business Day” with respect to the fund’s secondary market trading and transaction in Creation Units is each day the Listing Exchange is open. Orders from Authorized Participants to create or redeem Creation Units will only be accepted on a Business Day. On days when the Listing Exchange closes earlier than normal, the fund may require orders to create or redeem Creation Units to be placed earlier in the day. See the Statement of Additional Information for more information.
Shares of the fund may be acquired from the fund through the Distributor or redeemed from the fund only in Creation Units or multiples thereof, as discussed in “Creations and Redemptions” below.
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Intraday indicative values. At periodic intervals of not more than 15 minutes during the Listing Exchange’s regular trading session, an indicative estimate of the fund’s current portfolio value will be disseminated. The IIV calculations are estimates of the real-time value of the fund’s underlying holdings based on current market prices, and should not be viewed as a projection of NAV, which is calculated only once a day. The purpose of IIVs is to help investors determine the number of shares to buy or sell if they want to transact in an approximate dollar amount. Because IIVs will generally differ from the end-of-day NAV of the fund, they cannot be used to calculate with precision the dollar value of a prescribed number of shares to be bought or sold. Investors should understand that share transaction prices are based on closing NAVs, and that NAVs may vary significantly from IIVs during periods of market volatility. Neither the fund, the Trust or any of their affiliates are involved in, or responsible for, the calculation or dissemination of IIVs nor make any warranty as to their accuracy. An inaccuracy in an IIV could result from various factors, including difficulty pricing portfolio instruments on an intraday basis.
Creations and redemptions. The fund issues and redeems shares only in Creation Unit blocks of xx,000 shares or multiples thereof. Creation Units may be purchased or redeemed only by or through Authorized Participants. Each Authorized Participant must enter into an Authorized Participant agreement with the Distributor. A creation transaction, which is subject to acceptance by the fund’s Distributor, generally takes place when an Authorized Participant submits an order in proper form and deposits into the fund the Basket of securities, other instruments and/or cash that the fund specifies for that day.
To preserve the confidentiality of the fund’s trading activities, the investment adviser anticipates that the Basket will normally not be a pro rata slice of the fund’s portfolio positions and may vary significantly from the fund’s current portfolio. Securities being acquired will generally be excluded from the Basket until their purchase is completed and securities being sold may not be removed from the Basket until the sale program is substantially completed. Further, when deemed by the investment adviser to be in the best interest of the fund and its shareholders, other portfolio positions may be excluded from the Basket. The fund’s Basket will be available on the fund’s website each day. Whenever portfolio positions are excluded from the Basket, the Basket may include proportionately more cash than is in the portfolio, with such additional cash substituting for the excluded portfolio positions. See “Buying and Selling Shares - Purchase and Redemption of Creation Units” in the Statement of Additional Information. By not disclosing
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Buying and selling shares
its full holdings currently, the fund can maintain the confidentiality of portfolio trading information and mitigate the potentially dilutive effects of other market participants front-running the fund’s trades.
Shares may be redeemed only in Creation Units in exchange for the current Basket as described above, provided that the fund may permit an Authorized Participant to deliver or receive cash in lieu of some or all of the Basket instruments in limited circumstances as described under “Buying and Selling Shares – Payment” in the Statement of Additional Information. Except when aggregated in Creation Units, shares are not redeemable by the fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in proper form, plus or minus the applicable transaction fee (see “Transaction Fees” below). Transactions in Creation Units are not subject to a sales charge.
A creation or redemption order is considered to be in proper form if all procedures set forth in this prospectus, the Authorized Participant agreement, order form and Statement of Additional Information are properly followed. For an order to be in proper form, the order must be submitted by an authorized person of an Authorized Participant and include all required information prior to the designated cut-off time (e.g., identifying information of the Authorized Participant and authorized person, fund the order relates to, type of order, number of Creation Units being issued or redeemed, and personal identification number, signature and/or other means of identification of the authorized person). See “Additional Tax Information” for information regarding taxation of transactions in Creation Units.
The fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with securities, including that the securities accepted for deposit and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Further, a shareholder that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive fund securities that are restricted securities eligible for resale under Rule 144A.
An Authorized Participant must be either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation (“NSCC”) or a DTC participant, and must have executed an Authorized Participant agreement with the Distributor with respect to creations and redemptions
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of Creation Units. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Statement of Additional Information.
Because new shares may be issued on an ongoing basis, at any point during the life of the fund a “distribution,” as such term is used in the 1933 Act, may occur. Brokers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether a party is an underwriter must take into account all the relevant facts and circumstances of each particular case. Brokers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
The fund does not impose any restrictions on the frequency of purchases and redemptions of Creation Units; however, the fund reserves the right to reject or limit purchases at any time. When considering that no restriction on frequent purchases and redemptions is necessary, the Board of Trustees of the Trust (the “Board”) evaluated the risks posed by market timing activities, such as whether frequent purchases and redemptions would interfere with the efficient implementation of the fund’s investment strategy, or whether they would cause the fund to experience increased transaction costs. The Board considered that, unlike most mutual funds, the fund charges transaction fees on purchases and redemptions that are designed to protect the fund from the associated dilution (see “Transaction Fees” below). Given the fund’s structure and use of transaction fees, the Board has determined that it is unlikely that attempts to market time the fund by shareholders will materially harm the fund or its shareholders.
Transaction fees. Purchasers and redeemers of Creation Units are charged a transaction fee to cover the estimated cost to the fund of processing the purchase or redemption, including costs charged to it by NSCC or DTC, and the estimated transaction costs (i.e., brokerage commissions, bid-ask spread
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Buying and selling shares
and market impact trading costs) incurred in converting the Basket to or from the desired portfolio composition. The transaction fee is determined daily and will be limited to amounts approved by the Board and determined by the investment adviser to be appropriate to defray the expenses that the fund incurs in connection with the purchase or redemption. The fund’s transaction fee will be available on the fund’s website each day. The purpose of transaction fees is to protect the fund’s existing shareholders from the dilutive costs associated with the purchase and redemption of Creation Units. The amount of transaction fees will differ among NextShares funds and may vary over time for the fund depending on the estimated trading costs for its portfolio positions and Basket, processing costs and other considerations. Transaction fees may include fixed amounts per creation or redemption event, amounts varying with the number of Creation Units purchased or redeemed, and amounts varying based on the time an order is placed. Funds that substitute cash for Basket instruments may impose higher transaction fees on the substituted cash amount. Higher transaction fees may apply to purchases and redemptions through DTC than through the NSCC.
Book entry. Fund shares are held in book-entry form, which means that no stock certificates are issued. DTC serves as the securities depository for shares of the fund. DTC, or its nominee, is the record owner of all outstanding shares of the fund and is recognized as the owner of all shares for all purposes. Investors owning shares of the fund are beneficial owners as shown on the records of DTC or DTC participants. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. To exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other exchange-traded securities that you hold in book-entry or “street name” form.
Investments by registered investment companies. The fund is a registered investment company under the 1940 Act. Accordingly, purchases of fund shares by other registered investment companies and companies relying on Section 3(c)(1) or 3(c)(7) of the 1940 Act are subject to the restrictions set forth in Section 12(d)(1) of the 1940 Act, except as permitted by an exemptive order of the SEC. The Trust has received exemptive relief to
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permit registered investment companies to invest in Fund shares beyond the limits of Section 12(d)(1)(A) of the 1940 Act, subject to certain terms and conditions, including that the registered investment company first enters into a written agreement with the Trust regarding the terms of the investment in fund shares.
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Distribution
The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and is the “principal underwriter” for the Trust in connection with the issuance of Creation Units of each fund.
All orders to purchase Creation Units of the fund must be placed with the Transfer Agent by or through an Authorized Participant, and it is the responsibility of the Transfer Agent to transmit such orders to the fund. The Transfer Agent furnishes to those placing such orders confirmation that the orders have been accepted, but the Transfer Agent may reject any order that is not submitted in proper form.
The Distributor is responsible for delivering a copy of the fund’s prospectus to Authorized Participants purchasing Creation Units and the Transfer Agent and the Distributor are responsible for maintaining records of the orders placed and any confirmations of acceptance furnished. In addition, the Custodian will maintain a record of the instructions given to the fund to implement the delivery of Creation Units.
Additional payments to financial intermediaries
Your financial intermediary may receive compensation from the fund, Pioneer or its affiliates for the sale of fund shares and related services. Compensation may include sales commissions and distribution and service (Rule 12b-1) fees, as well as compensation for administrative services and transaction processing.
Pioneer or its affiliates may make additional payments to your financial intermediary. These payments may provide your financial intermediary with an incentive to favor the Pioneer funds over other mutual funds or assist the distributor in its efforts to promote the sale of the fund’s shares. Financial intermediaries include broker-dealers, banks (including bank trust departments), registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.
Pioneer or its affiliates make these additional payments (sometimes referred to as “revenue sharing”) to financial intermediaries out of its own assets, which may include profits derived from services provided to the fund, or from the retention of a portion of sales charges or distribution and service fees. Pioneer may base these payments on a variety of criteria, including the amount of sales or assets of the Pioneer funds attributable to the financial intermediary or as a per transaction fee.
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Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Pioneer’s promotional efforts. Pioneer also may compensate financial intermediaries (in addition to amounts that may be paid by the fund) for providing certain administrative services and transaction processing services.
Pioneer may benefit from revenue sharing if the intermediary features the Pioneer funds in its sales system (such as by placing certain Pioneer funds on its preferred fund list or giving access on a preferential basis to members of the financial intermediary’s sales force or management). In addition, the financial intermediary may agree to participate in the distributor’s marketing efforts (such as by helping to facilitate or provide financial assistance for conferences, seminars or other programs at which Pioneer personnel may make presentations on the Pioneer funds to the intermediary’s sales force). To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients’ accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer funds’ assets. The intermediary may earn a profit on these payments if the amount of the payment to the intermediary exceeds the intermediary’s costs.
The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the fund’s statement of additional information. Your intermediary may charge you additional fees or commissions other than those disclosed in this prospectus. Intermediaries may categorize and disclose these arrangements differently than in the discussion above and in the statement of additional information. You can ask your financial intermediary about any payments it receives from Pioneer or the Pioneer funds, as well as about fees and/or commissions it charges.
Pioneer and its affiliates may have other relationships with your financial intermediary relating to the provision of services to the Pioneer funds, such as providing omnibus account services or effecting portfolio transactions for the Pioneer funds. If your intermediary provides these services, Pioneer or the Pioneer funds may compensate the intermediary for these services. In addition, your intermediary may have other relationships with Pioneer or its affiliates that are not related to the Pioneer funds.
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Distribution
To the extent permitted by applicable law or relevant exchange rules, the fund may in the future, but is not required to, participate in certain market maker incentive programs of a national securities exchange pursuant to which Pioneer (or one of its affiliates) would pay a fee to the exchange to be used for the purpose of incentivizing one or more market makers to enhance the liquidity and quality of the secondary market for fund shares. The fee would be credited by the exchange to one or more market makers that meet or exceed liquidity and market quality standards with respect to fund shares. Each market maker incentive program is subject to approval by the SEC. Any such fee payments made to an exchange will be made by Pioneer (or one of its affiliates) from its own resources and will not be paid by the fund.
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Shareholder services and policies
Pioneer website
us.pioneerinvestments.com
The website includes a full selection of information on mutual fund investing. You can also use the website to get:
•	Your current account information
•	Prices, returns and yields of all publicly available Pioneer mutual funds
•	Prospectuses, statements of additional information and shareowner reports for all the Pioneer mutual funds
•	A copy of Pioneer’s privacy notice
Household delivery of fund documents
With your consent, Pioneer may send a single proxy statement, prospectus and shareowner report to your residence for you and any other member of your household who has an account with the fund. If you wish to revoke your consent to this practice, you may do so by notifying Pioneer, by phone or in writing (see “How to contact us”). Pioneer will begin mailing separate proxy statements, prospectuses and shareowner reports to you within 30 days after receiving your notice.
Tax information
Early each year, the fund will mail you information about the tax status of the dividends and distributions paid to you by the fund.
Privacy
The fund has a policy designed to protect the privacy of your personal information. A copy of Pioneer’s privacy notice was given to you at the time you opened your account. The fund will send you a copy of the privacy notice each year. You may also obtain the privacy notice by calling the fund or through Pioneer’s website.
Telephone and website access
You may have difficulty contacting the fund by telephone or accessing us.pioneerinvestments.com during times of market volatility or disruption in telephone or Internet service. On New York Stock Exchange holidays or on days when the exchange closes early, Pioneer will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to access us.pioneerinvestments.com or reach the fund by telephone, you should communicate with the fund in writing.
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Dividends, capital gains and taxes
Dividends and capital gains
The fund declares dividends daily. The daily dividends consist of substantially all of the fund's net income (excluding any net short- and long-term capital gains). You begin to earn dividends on the first business day following receipt of payment for shares. You continue to earn dividends up to and including the date of sale. Dividends are normally paid on the last business day of each month.
Fund distributions
The fund distributes substantially all of its net investment income to shareholders in the form of dividends. Dividends may not be paid if fund expenses exceed fund income for the period. In addition, the fund intends to distribute net realized capital gains, if any, annually. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the fund.
No dividend reinvestment service is provided by the Trust. Financial intermediaries may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of fund shares for reinvestment of their dividend distributions. Beneficial owners should contact their financial intermediary to determine the availability and costs of the service and the details of participation therein. Financial intermediaries may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions will be automatically reinvested in additional whole shares of the fund purchased in the secondary market.
The fund generally pays any distribution of net short- and long-term capital gains in November. The fund may also pay dividends and capital gain distributions at other times if necessary for the fund to avoid U.S. federal income or excise tax. If you invest in the fund shortly before a distribution described in this paragraph, generally you will pay a higher price per share and, unless you are exempt from tax, you will pay taxes on the amount of the distribution whether you reinvest the distribution in additional shares or receive it as cash.
Taxes
You will normally have to pay federal income taxes, and any state or local taxes, on the dividends and other distributions you receive from the fund, whether you take the distributions in cash or reinvest them in additional shares. For U.S. federal income tax purposes, distributions from the fund's
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net capital gains (if any) are considered long-term capital gains and are generally taxable to noncorporate shareholders at rates of up to 20%. Distributions from the fund’s net short-term capital gains are generally taxable as ordinary income. Other dividends are generally taxable as ordinary income. Since the fund's income is derived primarily from sources that do not pay dividends, it is not expected that a substantial portion of the dividends paid by the fund will qualify either for the dividends-received deduction for corporations or for any favorable U.S. federal income tax rate available to noncorporate shareholders on “qualified dividend income.”
The fund will report to shareholders annually the U.S. federal income tax status of all fund distributions.
If the fund declares a dividend in October, November or December, payable to shareholders of record in such a month, and pays it in January of the following year, you will be taxed on the dividend as if you received it in the year in which it was declared.
Sales generally will be taxable transactions to shareowners. When you sell fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell.
A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount. This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, dividends, interest and certain capital gains are generally taken into account in computing a shareholder’s net investment income.
You must provide your social security number or other taxpayer identification number to the fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if it is otherwise legally required to do so, the fund will apply “backup withholding” tax on your dividends and other distributions, sale proceeds and any other payments to you that are subject to backup withholding. The backup withholding rate is 28%.
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Dividends, capital gains and taxes
Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, generally are not subject to U.S. federal income tax on fund dividends or other distributions or on sales of fund shares. However, in the case of fund shares held through a nonqualified deferred compensation plan, fund dividends and other distributions received by the plan and sales of fund shares by the plan generally will be taxable to the employer sponsoring such plan in accordance with U.S. federal income tax laws that are generally applicable to shareholders receiving such dividends and other distributions from regulated investment companies such as the fund or effecting such sales.
Plan participants whose retirement plan invests in the fund generally are not subject to federal income tax on fund dividends or other distributions received by the plan or on sales of fund shares by the plan. However, distributions to plan participants from a retirement plan generally are taxable to plan participants as ordinary income.
Distributions derived from interest on U.S. government obligations (but generally not distributions of gain from the sale of such obligations) may be exempt from certain state and local taxes.
You should ask your tax adviser about any federal, state, local and foreign tax considerations relating to an investment in the fund. You may also consult the fund's statement of additional information for a more detailed discussion of the U.S. federal income tax considerations that may affect the fund and its shareowners.
Additional tax information
Purchasers of Creation Units of shares on an in-kind basis will generally recognize a gain or loss on the purchase transaction equal to the difference between the market value of the Creation Units at that time and the purchaser’s aggregate basis in the securities or other instruments exchanged plus (or minus) the cash amount paid (or received). Persons redeeming Creation Units will generally recognize a gain or loss equal to the difference between the redeeming shareholder’s basis in the Creation Units redeemed and the aggregate market value of the securities or other instruments received plus (or minus) the cash amount received (or paid).
The Internal Revenue Service may assert that a loss realized upon an exchange of securities or other instruments for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons
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exchanging securities or other instruments should consult their own tax advisors with respect to whether wash sale rules apply and whether a loss is deductible. Any capital gain or loss realized by a shareholder upon a redemption (or creation) of Creation Units is generally treated as long-term capital gain or loss if the Creation Units (or the securities surrendered) have been held for more than one year and as short-term capital gain or loss if they have been held for one year or less. If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many shares you purchased or sold and at what price.
The fund has the right to reject an order for Creation Units if the acquiror (or a group of acquirors) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the fund and if, pursuant to Section 351 of the Code, the fund would have a basis in the deposited securities different from the market value of such securities on the date of deposit. The fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.
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Financial highlights
Because the fund has not commenced operations as of the date of this prospectus, financial highlights are not available.
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Notes

Notes

Notes

Pioneer Bond NextShares
You can obtain more free information about the fund from your investment firm or by writing to Pioneer Funds, 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292 for more information about the fund, to request copies of the fund’s statement of additional information and shareowner reports, and to make other inquiries.
Visit our website
us.pioneerinvestments.com
The fund makes available the statement of additional information and shareowner reports, free of charge, on the fund’s website at us.pioneerinvestments.com. You also may find other information and updates about Pioneer and the fund, including fund performance information and the fund’s most recent net asset value, on the fund’s website.
Shareowner reports
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide additional information about the fund's investments. The annual report discusses market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.
Statement of additional information
The statement of additional information provides more detailed information about the fund.
The statement of additional information, dated —————, 20xx, as may be amended from time to time, and filed with the Securities and Exchange Commission, is incorporated by reference into this prospectus.
You can also review and copy the fund's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-1520.
(Investment Company Act file no. 811———)

Pioneer Funds Distributor, Inc. 60 State Street Boston, MA 02109 us.pioneerinvestments.com	xxxxx-xx-xxxx ©2017 Pioneer Funds Distributor, Inc. Member SIPC

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com
This is not part of the prospectus.
xxxxx-xx-xxxx
©2017 Pioneer Funds Distributor, Inc.
Underwriter of Pioneer mutual funds
Member SIPC

PRELIMINARY PROSPECTUS SUBJECT TO COMPLETION
The information in this prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale would be prohibited.
Pioneer

Equity Income Nextshares
Listing Exchange: The NASDAQ Stock Market LLC
(TICKER)
Prospectus, xxxxxxxxxxxx, 2017

NextSharesTM are a new type of actively managed fund that differ from traditional mutual funds and exchange-traded funds. Individual shares of a NextShares fund may be purchased and sold only on a national securities exchange or alternative trading system. Trading prices of NextShares are directly linked to the fund’s next-computed net asset value per share (“NAV”) and will vary from NAV by a market-determined trading cost (i.e., a premium or discount to NAV), which may be zero. Investing in NextShares involves certain risks as described in this Prospectus. As a new type of fund, NextShares do not have an operating history.
Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the fund's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Contact your investment professional to discuss how the fund may fit into your portfolio.

Fund summary
Investment objectives
Current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. corporations.
Fees and expenses of the fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareowner fees
(fees paid directly from your investment)	None

Annual fund operating expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.xx%
Distribution and Service (12b-1) Fees	None
Other Expenses[1]	0.xx%
Total Annual Fund Operating Expenses	0.xx%
Less: Fee Waiver and Expense Reimbursement[2]	–0.xx %
Net Expenses[2]	0.xx%
1	Other expenses are based on estimated amounts for the current fiscal year.
2	The fund’s investment adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions, interest and acquired fund fees and expenses) to the extent required to reduce fund expenses to x.xx%. The expense limitation is in effect through xxxxxxxx, 20xx. There can be no assurance that the adviser will extend the expense limitation beyond such time. While in effect, the arrangement may be terminated only by agreement of the adviser and the Board of Trustees.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods shown and then, except as indicated, redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the fund's total annual operating expenses remain the same except for year one (which considers the effect of the expense limitation). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1

Fund summary
Number of years you own your shares
	1	3
Shares	$xxx	$xxx
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance.
Principal investment strategies
Normally, the fund invests at least 80% of its total assets in income producing equity securities of U.S. issuers. The income producing equity securities in which the fund may invest include common stocks, preferred stocks, exchange-traded funds (ETFs) that invest primarily in equity securities and equity interests in real estate investment trusts (REITs). The remainder of the fund may be invested in debt securities, most of which are expected to be convertible into common stocks. The fund may invest in initial public offerings of equity securities.
The fund may invest up to 20% of its total assets in securities of non-U.S. issuers, including depositary receipts. The fund will not invest more than 5% of its total assets in the securities of emerging markets issuers.
The fund may invest up to 20% of its net assets in REITs.
The fund also may invest in investment grade and below investment grade debt securities (known as “junk bonds”). The fund may invest up to 10% of its net assets in junk bonds, including below investment grade convertible debt securities.
The fund may, but is not required to, use derivatives, such as stock index futures and options. The fund may use derivatives for a variety of purposes, including; in an attempt to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the fund's return as a non-hedging strategy that may be considered speculative; to manage portfolio characteristics; and as a cash flow management technique. The
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fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund may also hold cash or other short-term investments.
The fund's investment adviser uses a value approach to select the fund's investments to buy and sell. The adviser seeks securities that are selling at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. The adviser evaluates a security’s potential value, including the attractiveness of its market valuation, based on the company’s assets and prospects for earnings growth. The adviser also considers a security’s potential to provide a reasonable amount of income. In making these assessments, the adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style, which focuses on specific securities rather than on industries. The adviser generally sells a portfolio security when it believes that the security’s market value reflects its underlying value.
About NextShares
NextShares are a new type of actively managed exchange-traded product operating pursuant to an order issued by the SEC granting an exemption from certain provisions of the Investment Company Act of 1940, as amended (the “1940 Act”). As a new type of fund, NextShares do not have an operating history and there can be no guarantee that an active trading market for NextShares will develop.
Individual shares of a NextShares fund may be purchased and sold only on a national securities exchange or alternative trading system through a broker-dealer that offers NextShares (“Broker”), and may not be directly purchased or redeemed from the fund. As a new type of fund, NextShares initially may be offered by a limited number of Brokers. Trading prices of NextShares are directly linked to the fund’s next-computed net asset value per share (“NAV”), which is normally determined as of the close of regular market trading each business day. Buyers and sellers of NextShares will not know the value of their purchases and sales until NAV is determined at the end of the trading day.
Trading prices of NextShares will vary from NAV by a market-determined trading cost (i.e., a premium or discount to NAV), which may be zero. The premium or discount to NAV at which NextShares trades are executed is locked in at the time of trade execution, and will depend on market factors, including the balance of supply and demand for shares among investors,
3

Fund summary
transaction fees and other costs associated with creating and redeeming Creation Units (as defined below) of shares, competition among market makers, the share inventory positions and inventory strategies of market makers, and the volume of share trading. Reflecting these and other market factors, prices of shares in the secondary market may be above, at or below NAV. See “Purchases and Sales of Fund Shares” below for important information about how to buy and sell shares.
How NextShares compare to mutual funds. Mutual fund shares may be purchased and redeemed directly from the issuing fund for cash at the fund’s next-determined NAV. Shares of NextShares funds, by contrast, are purchased and sold primarily in the secondary market. Because trading prices of NextShares may vary from NAV and commissions may apply, NextShares may be more expensive to buy and sell than mutual funds. Like mutual funds, NextShares may be bought or sold in specified share or dollar quantities, although not all Brokers may accept dollar-based orders.
Relative to investing in mutual funds, the NextShares structure offers certain potential advantages that may translate into improved performance and higher tax efficiency. These potential advantages include: (a) a single class of shares with no sales loads or distribution and service (12b-1) fees; (b) lower fund transfer agency expenses; (c) reduced fund trading costs and cash drag in connection with shareholder inflows and outflows; and (d) lower fund capital gains distributions. Because NextShares do not pay sales loads or distribution and service (12b-1) fees, their appeal to financial intermediaries may be limited to distribution arrangements that do not rely upon such payments.
How NextShares compare to ETFs. Similar to ETFs, NextShares are issued and redeemed only in specified large aggregations (“Creation Units”) and trade throughout the day on an exchange. Unlike ETFs, trading prices of NextShares are directly linked to the fund’s next end-of-day NAV rather than determined at the time of trade execution. Different from ETFs, NextShares do not offer opportunities to transact intraday at currently (versus end-of-day) determined prices.
Unlike actively managed ETFs, NextShares are not required to disclose their full holdings on a daily basis, thereby protecting fund shareholders against the potentially dilutive effects of other market participants front-running the fund’s trades. Because the mechanism that underlies efficient trading of NextShares does not involve portfolio instruments not used in creations and redemptions, the need for full portfolio holdings disclosure to achieve
4

tight markets in NextShares is eliminated. The NAV-based trading employed for NextShares provides investors with built-in trade execution cost transparency and the ability to control their trading costs using limit orders. This feature of NextShares distinguishes them from ETFs, for which the variance between market prices and underlying portfolio values is not always known by individual investors and cannot be controlled by them. For more information, see “Additional Information about NextShares.”
Principal risks of investing in the fund
You could lose money on your investment in the fund. As with any mutual fund, there is no guarantee that the fund will achieve its objectives.
Market trading risk. Individual fund shares may be purchased and sold only on a national securities exchange or alternative trading system through a Broker, and may not be directly purchased or redeemed from the fund. There can be no guarantee that an active trading market for shares will develop or be maintained, or that their listing will continue unchanged. Buying and selling shares may require you to pay brokerage commissions and expose you to other trading costs. Due to brokerage commissions and other transaction costs that may apply, frequent trading may detract from realized investment returns. Trading prices of shares may be above, at or below the fund’s NAV, will fluctuate in relation to NAV based on supply and demand in the market for shares and other factors, and may vary significantly from NAV during periods of market volatility. The return on your investment will be reduced if you sell shares at a greater discount or narrower premium to NAV than you acquired shares.
Contingent pricing risk. Trading prices of fund shares are directly linked to the fund’s next-computed NAV, which is normally determined as of the close of regular market trading each business day. Buyers and sellers of shares will not know the value of their purchases and sales until the fund’s NAV is determined at the end of the trading day. Like mutual funds, the fund does not offer opportunities to transact intraday based at currently (versus end-of-day) determined prices. Trade prices are contingent upon the determination of NAV and may vary significantly from anticipated levels (including estimates based on intraday indicative values disseminated by the fund) during periods of market volatility. Although limit orders can be used to control differences in trade prices versus NAV, they cannot be used to control or limit trade execution prices.
5

Fund summary
Market risk. The market prices of securities held by the fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets, such as those in the United States, Europe, Asia and elsewhere, have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; measures to address U.S. federal and state budget deficits; downgrading of U.S. long-term sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and recently has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests. Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may be negatively affected. The fund may experience a substantial or complete loss on any individual security or derivative position.
6

Value style risk. The prices of securities the adviser believes are undervalued may not appreciate as expected or may go down. Value stocks may fall out of favor with investors and underperform the overall equity market.
Income producing securities risk. Income producing securities may fall out of favor with investors and underperform the overall equity market.
Large capitalization companies risk. Large capitalization companies may fall out of favor with investors and underperform the overall equity market.
Portfolio selection risk. The adviser's judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.
Risks of non-U.S. investments. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, extreme price volatility, currency risks, changes in economic, political, regulatory and social conditions, terrorism, sustained economic downturns, financial instability, tax burdens, and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security. A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. In addition, voters in the United Kingdom have approved withdrawal from the European Union. Other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union.
Risks of initial public offerings. Companies involved in initial public offerings (IPOs) generally have limited operating histories, and prospects for future profitability are uncertain. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time. The purchase of IPO shares may involve high transaction costs.
7

Fund summary
Risks of investment in other funds. Investing in other investment companies, including exchange-traded funds (ETFs), subjects the fund to the risks of investing in the underlying securities or assets held by those funds. When investing in another fund, the fund will bear a pro rata portion of the underlying fund’s expenses, in addition to its own expenses.
Risks of investments in real estate related securities. Investments in real estate securities are affected by economic conditions, interest rates, governmental actions and other factors. In addition, investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. Mortgage REITs are particularly subject to interest rate and credit risks. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. Many real estate companies, including REITs, utilize leverage.
Risks of convertible securities. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. A downturn in equity markets may cause the price of convertible securities to decrease relative to other fixed income securities.
Preferred stocks risk. Preferred stocks may pay fixed or adjustable rates of return. Preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stocks generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Thus, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. The market value of preferred stocks generally decreases when interest rates rise. Preferred stocks of smaller companies may be more vulnerable to adverse developments than preferred stocks of larger companies.
Debt securities risk. Factors that could contribute to a decline in the market value of debt securities in the fund include rising interest rates, if the issuer or other obligor of a security held by the fund fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. Junk bonds have a higher risk of default or are already in default and are considered speculative.
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High yield or “junk” bond risk. Debt securities that are below investment grade, called “junk bonds,” are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments. These risks are more pronounced for securities that are already in default.
Market segment risk. To the extent the fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a fund without the same focus.
Derivatives risk. Using stock index futures and options and other derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives may increase the volatility of the fund's net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the fund. Some derivatives have the potential for unlimited loss, regardless of the size of the fund’s initial investment. Changes in a derivative’s value may not correlate well with the referenced asset or metric. The fund also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule takes effect, it could limit the ability of the fund to invest in derivatives.
Leveraging risk. The value of your investment may be more volatile and other risks tend to be compounded if the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of
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Fund summary
the fund's underlying assets and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.
Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s last valuation of the investment, particularly for illiquid securities and securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued the securities or had used a different valuation methodology. The fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.
Expense risk. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
Please note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals.
An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The fund's performance
Since the fund does not yet have a full calendar year of operations, it does not disclose any performance information in this prospectus. The performance information provided by the fund in the future will give some indication of the risks of an investment in the fund by showing changes in the fund's performance from year to year and by showing how the fund’s average annual returns compare with those of a broad measure of market performance.
Management
Investment adviser	Pioneer Investment Management, Inc.
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Portfolio management	John A. Carey, Executive Vice President of Pioneer (portfolio manager of the fund since xxxx), and Walter Hunnewell, Jr., Vice President of Pioneer (portfolio manager of the fund since xxxx)
Purchases and sales of fund shares
Buying and selling shares in the secondary market. Shares of the fund are listed and available for trading on The NASDAQ Stock Market LLC (the “Listing Exchange”) during the Listing Exchange’s core trading session (generally 9:30 a.m. to 4:00 p.m. Eastern time). Shares may also be bought and sold on other national securities exchanges and alternative trading systems that have obtained appropriate licenses, adopted applicable rules and developed systems to support trading in fund shares. Fund shares may be purchased and sold in the secondary market only through a Broker. When buying or selling shares, you may incur trading commissions or other charges determined by your Broker. The fund does not impose any minimum investment for shares of the fund purchased in the secondary market.
Buying and selling fund shares is similar in most respects to buying and selling ETFs and listed stocks. Throughout each trading day, market makers post on an exchange bids to buy shares and offers to sell shares. Buyers and sellers submit trade orders through their Brokers. The executing trading venue matches orders received from Brokers against market maker quotes and other orders to execute trades, and reports the results of completed trades to the parties to the trade, member firms and market data services. Completed trades in fund shares clear and settle just like ETF trades and listed stock trades, with settlement normally occurring on the third following business day (T+3). Orders to buy and sell fund shares that are not executed on the day the order is submitted are automatically cancelled as of the close of trading that day.
Trading in fund shares differs from buying and selling ETFs and listed stocks in four respects:
•	how intraday prices of executed trades and bids and offers posted by market makers are expressed;
•	how to determine the number of shares to buy or sell if you seek to transact in an approximate dollar amount;
•	what limit orders mean and how limit prices are expressed; and
•	how and when the final price of executed trades is determined.
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Fund summary
Intraday prices and quote display format. The intraday price of executed trades and bids and offers quoted for fund shares are all expressed relative to the fund’s next-determined NAV, rather than as an absolute dollar price. As noted above, the fund’s NAV is normally determined as of the close of regular market trading each business day. As an illustration, shares of the fund may be quoted intraday at a best bid of “NAV -$0.01” and a best offer of “NAV +$0.02.” A buy order executed at the quoted offer price would, in this example, be priced at two cents over the fund’s NAV on the trade date. If the last trade in fund shares was priced at two cents over NAV (the current best offer), it would be displayed as “NAV +$0.02.”
Bid and offer quotes and prices of fund shares in NAV-based format can be accessed intraday on Broker terminals using the fund’s ticker symbol. Market data services may display bid and offer quotes and trade prices in NAV-based format or in “proxy price” format, in which NAV is represented as 100.00 and premiums/discounts to NAV are represented by the same difference from 100.00 (to illustrate, NAV-$0.01 would be shown as 99.99 and NAV+$0.02 as 100.02). Historical information about the fund’s trading costs and trading spreads is provided on its webpage on pioneerinvestments.com.
Sizing buy and sell orders. NextShares may be purchased and sold in specified share or dollar quantities, although not all Brokers may accept dollar-based orders. In share-based orders, you specify the number of fund shares to buy or sell. Like share-based ETF and listed stock orders, determining the number of Fund shares to buy or sell if you seek to transact in an approximate dollar amount requires dividing the intended purchase or sale amount by the estimated price per share. To assist buyers and sellers in estimating transaction prices, the fund makes available at intervals of not more than 15 minutes during the Listing Exchange’s regular trading session an indicative estimate of the fund’s current portfolio value (“Intraday Indicative
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Value” or “IIV”). IIVs can be accessed on the fund’s webpage at pioneerinvestments.com and may also be available from Brokers and market data services.
The price of a transaction in fund shares can be estimated as the sum of the most recent IIV and the current bid (for sales) or offer (for purchases). If, for example, you seek to buy approximately $15,000 of fund shares when the current IIV is $19.98 and the current offer is NAV +$0.02, you should place an order to buy 750 shares (= $15,000 ÷ $20.00). And if you seek to sell approximately $15,000 of fund shares when the current IIV is $19.98 and the current bid is NAV -$0.01, you should sell 751 shares (≈ $15,000 ÷ $19.97).
Because IIVs are estimates and will generally differ from NAV, they cannot be used to calculate with precision the dollar value of a prescribed number of shares to be bought or sold. Investors should understand that share transaction prices are based on the fund’s next-determined NAV, and that NAVs may vary significantly from IIVs during periods of intraday market volatility.
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Fund summary
Limit orders. A “limit order” is an order placed with a Broker to buy or sell a prescribed number of shares at a specified price or better. In entering limit orders to buy or sell fund shares, limit prices are expressed relative to NAV (i.e., NAV +$0.02, NAV -$0.01), rather than as an absolute dollar price. By using limit orders, buyers and sellers of NextShares can control their trading costs in a manner not available for ETFs.
Although limit orders can be used to control differences in trade price versus NAV, they cannot be used to control or limit absolute trade execution prices.
Final prices of executed trades. The premium or discount to NAV at which fund shares trade is locked in at the time of trade execution, with the final price contingent upon the determination of NAV at the end of the trading day. If, for example, an order to buy or sell shares executes at NAV +$0.02 and the fund’s NAV on the day of the trade is $20.00, the final trade price is $20.02.
The premium or discount to NAV at which fund shares trade depends on market factors, including the balance of supply and demand for shares among investors, transaction fees and other costs associated with creating and redeeming Creation Units, competition among market makers, the share inventory positions and inventory strategies of market makers, and the volume of share trading. NextShares do not offer investors the opportunity to buy and sell intraday at currently (versus end-of-day) determined prices. Buyers and sellers of shares will not know the final trade price of executed
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trades until the fund’s NAV is determined at the end of the trading day. Trading prices of shares may be above, at or below NAV, and may vary significantly from NAV during periods of market volatility.
Transactions directly with the fund. The fund issues and redeems shares only in Creation Unit blocks of xx,000 shares or multiples thereof. Creation Units may be purchased or redeemed only by or through “Authorized Participants,” which are broker-dealers or institutional investors that have entered into agreements with the fund’s distributor for this purpose. The fund issues and redeems Creation Units in return for the securities, other instruments and/or cash (the “Basket”) that the fund specifies each business day. The fund’s Basket is not intended to be representative of current holdings and may vary significantly from current portfolio positions. The fund imposes transaction fees on Creation Units issued and redeemed to offset the estimated cost to the fund of processing the transaction and converting the Basket to or from the desired portfolio composition. For more information, see “Buying and Selling Shares.”
Tax information
The fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains.
Payments to broker-dealers and other financial intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or investment professional to recommend the fund over another investment. Ask your salesperson or investment professional or visit your financial intermediary’s website for more information.
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More on the fund’s investment objectives and strategies
Investment objectives
Current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. corporations.
The fund’s investment objectives may be changed without shareholder approval. The fund will provide at least 30 days’ notice prior to implementing any change to its investment objectives.
Principal investment strategies
Normally, the fund invests at least 80% of its total assets in income producing equity securities of U.S. issuers. The income producing equity securities in which the fund may invest include common stocks, preferred stocks, exchange-traded funds (ETFs) that invest primarily in equity securities and equity interests in real estate investment trusts (REITs). The remainder of the fund may be invested in debt securities, most of which are expected to be convertible into common stocks. The fund may invest in initial public offerings of equity securities. The fund may consider ETFs as income producing equity securities for purposes of satisfying the fund’s 80% policy if the ETF invests at least 80% of its net assets in income producing equity securities of U.S. issuers.
The fund will provide notice to shareholders at least 60 days prior to any change to its policy to invest at least 80% of its assets in income producing equity securities of U.S. issuers.
The fund may invest up to 20% of its total assets in securities of non-U.S. issuers, including depositary receipts. The fund will not invest more than 5% of its total assets in the securities of emerging markets issuers. The fund does not count securities of Canadian issuers against the limit on investment in securities of non-U.S. issuers.
The fund may invest up to 20% of its net assets in REITs.
The fund may invest in securities of issuers in any industry or market segment, and in securities of any market capitalization. The fund may invest in debt securities. The fund may invest up to 10% of its net assets in below investment grade debt securities (known as “junk bonds”), including below investment grade convertible debt securities. The fund may invest in debt securities rated “C” or better, or comparable unrated securities. The fund invests in debt securities when the adviser believes they are consistent with the fund's investment objectives of current income and long-term capital
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growth, to diversify the fund's portfolio or for greater liquidity. The fund may invest in Brady bonds, which are restructured debt of governmental issuers of emerging market countries.
Pioneer Investment Management, Inc. (Pioneer), the fund's investment adviser, uses a value approach to select the fund's investments. Using this investment style, Pioneer seeks securities selling at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security’s potential value, including the attractiveness of its market valuation, based on the company’s assets and prospects for earnings growth. Pioneer also considers a security’s potential to provide a reasonable amount of income. In making these assessments, Pioneer employs fundamental research and an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style, which focuses on specific securities rather than on industries. Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers and securities, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting investments include:
•	Favorable expected returns relative to perceived risk
•	Management with demonstrated ability and commitment to the company
•	Low market valuations relative to earnings forecast, book value, cash flow and sales
•	Good prospects for dividend growth
Pioneer generally sells a portfolio security when it believes that the security’s market value reflects its underlying value.
The fund’s investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this prospectus or in the statement of additional information.
Non-U.S. investments
The fund may invest in securities of non-U.S. issuers, including securities of emerging markets issuers. Non-U.S. issuers are issuers that are organized and have their principal offices outside of the United States. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations, or private issuers, and certain supranational organizations, such as the World Bank and the European Union. The fund considers emerging market issuers to include issuers organized under the laws of an emerging market country, issuers with a principal office in an emerging market country,
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More on the fund’s investment objectives and strategies
issuers that derive at least 50% of their gross revenues or profits from goods or services produced in emerging markets or sales made in emerging markets, and emerging market governmental issuers.
Investments in REITs
REITs are companies that invest primarily in income producing real estate or real estate related loans or interests. Some REITs invest directly in real estate and derive their income from the collection of rents and capital gains on the sale of properties. Other REITs invest primarily in mortgages, including “sub-prime” mortgages, secured by real estate and derive their income from collection of interest.
Debt securities
The fund may invest in debt securities. Generally the fund may acquire debt securities that are investment grade, but the fund may invest in below investment grade debt securities (known as “junk bonds”) including below investment grade convertible debt securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by the adviser.
Below investment grade securities (“Junk bonds”)
The fund may invest in debt securities rated below investment grade or, if unrated, of equivalent quality as determined by Pioneer. A debt security is below investment grade if it is rated BB or lower by Standard & Poor’s Financial Services LLC or the equivalent rating by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as “junk bonds” and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities. Below investment grade securities also may be more difficult to value.
Derivatives
The fund may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts, swaps and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The fund may use derivatives for a variety of purposes, including:
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•	In an attempt to hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates
•	As a substitute for purchasing or selling securities
•	To attempt to increase the fund’s return as a non-hedging strategy that may be considered speculative
•	To manage portfolio characteristics (for example, the fund's currency exposure and exposure to various market segments)
•	As a cash flow management technique
The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.
Cash management and temporary investments
Normally, the fund invests substantially all of its assets to meet its investment objectives. The fund may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the fund may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. The fund may adopt a defensive strategy when the adviser believes securities in which the fund normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions. During such periods, it may be more difficult for the fund to achieve its investment objective.
Additional investment strategies
In addition to the principal investment strategies discussed above, the fund may also use other techniques, including the following non-principal investment strategies.
Reverse repurchase agreements and borrowing
The fund may enter into reverse repurchase agreements pursuant to which the fund transfers securities to a counterparty in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price. Reverse repurchase agreements are treated as borrowings by the fund, are a form of leverage and may make the value of an investment in the fund more volatile and increase the risks of investing in the fund. The fund also may borrow money from banks or other lenders for temporary purposes. The fund may borrow up to 33 1⁄3% of its total assets. Entering
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More on the fund’s investment objectives and strategies
into reverse repurchase agreements and other borrowing transactions may cause the fund to liquidate positions when it may not be advantageous to do so in order to satisfy its obligations or meet segregation requirements.
Short-term trading
The fund usually does not trade for short-term profits. The fund will sell an investment, however, even if it has only been held for a short time, if it no longer meets the fund's investment criteria. If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.
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More on the risks of investing in the fund
Principal investment risks
You could lose money on your investment in the fund. As with any mutual fund, there is no guarantee that the fund will achieve its objectives.
Market trading risks. Individual fund shares may be purchased and sold only on a national securities exchange or alternative trading system through a broker, and may not be directly purchased or redeemed from the fund. There can be no guarantee that an active trading market for shares will develop or be maintained, or that their listing will continue unchanged. Buying and selling shares may require the payment of brokerage commissions and expose the buyer or seller to other trading costs. Due to brokerage commissions and other trading costs, frequent trading may detract from realized investment returns. Trading prices of shares may be above, at or below NAV, will fluctuate in relation to NAV based on supply and demand in the market for shares and other factors, and may vary significantly from NAV during periods of market volatility. An investor’s realized investment returns will be reduced if the investor sells shares at a greater discount or narrower premium than he or she acquired the shares. Shares may be purchased or redeemed in transactions directly with the fund only in Creation Unit quantities by or through Authorized Participants. The fund may have a limited number of active Authorized Participants. To the extent that authorized participants withdraw and are not replaced, the shares may trade at wider premiums/discounts to NAV and may possibly face delisting.
Contingent pricing risk. Trading prices of fund shares are directly linked to the fund’s next-determined NAV, which is normally calculated as of the close of regular market trading each business day. Buyers and sellers of shares will not know the value of their purchases and sales until the fund’s NAV is determined at the end of the trading day. Like mutual funds, the fund does not offer opportunities to transact intraday based at currently (versus end-of-day) determined prices. Trade prices are contingent upon the determination of NAV and may vary significantly from anticipated levels (including estimates based on intraday indicative values as described below under “Buying and Selling Shares”) during periods of market volatility. Although limit orders can be used to control differences in trade price versus NAV, they cannot be used to control or limit trade execution prices.
Market risk. The market prices of securities held by the fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond
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More on the risks of investing in the fund
markets or adverse investor sentiment. Changes in market conditions may not have the same impact on all types of securities. The market prices of securities may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). In the past several years, financial markets, such as those in the United States, Europe, Asia and elsewhere, have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; measures to address U.S. federal and state budget deficits; downgrading of U.S. long-term sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and recently has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests. Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may be negatively affected. The fund may experience a substantial or complete loss on any individual security or derivative position.
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Value style risk. The prices of securities the adviser believes are undervalued may not appreciate as expected or may go down. Value stocks may fall out of favor with investors and underperform the overall equity market.
Income producing securities risk. Income producing securities may fall out of favor with investors and underperform the overall equity market.
Large capitalization companies risk. Large capitalization companies may fall out of favor with investors and underperform the overall equity market.
Portfolio selection risk. The adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.
Risks of non-U.S. investments. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include:
•	Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
•	Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the adviser may not be able to sell the fund's securities at times, in amounts and at prices it considers reasonable
•	Adverse effect of currency exchange rates or controls on the value of the fund's investments, or its ability to convert non-U.S. currencies to U.S. dollars
•	The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
•	Economic, political, regulatory and social developments may adversely affect the securities markets
•	It may be difficult for the fund to pursue claims or enforce judgments against a foreign bank, depository or issuer of a security, or any of their agents, in the courts of a foreign country
•	Withholding and other non-U.S. taxes may decrease the fund's return. The value of the fund’s foreign investments also may be affected by U.S. tax considerations and restrictions in receiving investment proceeds from a foreign country
•	Some markets in which the fund may invest are located in parts of the world that have historically been prone to natural disasters that could result in a significant adverse impact on the economies of those countries and investments made in those countries
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More on the risks of investing in the fund
•	It is often more expensive for the fund to buy, sell and hold securities in certain foreign markets than in the United States
•	A governmental entity may delay, or refuse or be unable to pay, interest or principal on its sovereign debt due to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms
•	Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security. In addition, depositary receipts may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange
•	A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. Additional EU member countries may also fall subject to such difficulties. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. In addition, voters in the United Kingdom have approved withdrawal from the EU. Other countries may seek to withdraw from the EU and/or abandon the euro, the common currency of the EU. These events could negatively affect the value and liquidity of the fund’s investments, particularly in euro-denominated securities and derivative contracts, securities of issuers located in the EU or with significant exposure to EU issuers or countries
Risks of initial public offerings. Companies involved in initial public offerings (IPOs) generally have limited operating histories, and prospects for future profitability are uncertain. Information about the companies may be available for very limited periods. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time. Further, stocks of newly-public companies may decline shortly after the IPO. There is no assurance that the fund will have access to IPOs. The purchase of IPO shares may involve high transaction costs. Because of the price volatility of IPO shares, the fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the portfolio and may lead to increased expenses to the fund, such as commissions and transaction costs. The market for IPO shares can be speculative and/or inactive for extended periods of time. There may be only a limited number of shares available for trading. The limited number
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of shares available for trading in some IPOs may also make it more difficult for the fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices.
Risks of investment in other funds. Investing in other investment companies, including exchange-traded funds (ETFs), subjects the fund to the risks of investing in the underlying securities or assets held by those funds. When investing in another fund, the fund will bear a pro rata portion of the underlying fund’s expenses, in addition to its own expenses. ETFs are bought and sold based on market prices and can trade at a premium or a discount to the ETF’s net asset value.
Risks of investments in real estate related securities. The fund has risks associated with the real estate industry. Although the fund does not invest directly in real estate, it may invest in REITs and other equity securities of real estate industry issuers. These risks may include:
•	The U.S. or a local real estate market declines due to adverse economic conditions, foreclosures, overbuilding and high vacancy rates, reduced or regulated rents or other causes
•	Interest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT's fixed income investments
•	The values of properties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses
•	A REIT in the fund's portfolio is, or is perceived by the market to be, poorly managed
•	If the fund's real estate related investments are concentrated in one geographic area or property type, the fund will be particularly subject to the risks associated with that area or property type
REITs can generally be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest primarily in real property and derive income mainly from the collection of rents. They may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. Mortgage REITs invest primarily in mortgages and similar real estate interests and derive income primarily from interest payments. Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates. Mortgage REITs are subject to the risks of default
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More on the risks of investing in the fund
of the mortgages or mortgage-related securities in which they invest, and REITs that invest in so-called “sub-prime” mortgages are particularly subject to this risk. Hybrid REITs invest both in real property and in mortgages.
Investing in REITs involves certain unique risks. REITs are dependent on management skills, are not diversified and are subject to the risks of financing projects. REITs are typically invested in a limited number of projects or in a particular market segment or geographic region, and therefore are more susceptible to adverse developments affecting a single project, market segment or geographic region than more broadly diversified investments. REITs are subject to heavy cash flow dependency, defaults by mortgagors or other borrowers and tenants, self-liquidation and the possibility of failing to qualify for certain tax and regulatory exemptions. REITs may have limited financial resources and may experience sharper swings in market values and trade less frequently and in a more limited volume than securities of larger issuers. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. Such expenses are not shown in “Annual fund operating expenses” above.
Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a real estate company’s operations and market value. Mortgage REITs tend to be more leveraged than equity REITs. In addition, many mortgage REITs manage their interest rate and credit risks through the use of derivatives and other hedging techniques. In addition, capital to pay or refinance a REIT’s debt may not be available or reasonably priced. Financial covenants related to real estate company leveraging may affect the company’s ability to operate effectively.
Risks of convertible securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security approaches or exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common
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stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. The value of a synthetic convertible security will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible security is composed of two or more separate securities or instruments, each with its own market value. If the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.
Preferred stocks risk. Preferred stocks may pay fixed or adjustable rates of return. Preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stocks generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Thus, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. The market value of preferred stocks generally decreases when interest rates rise. Preferred stocks of smaller companies may be more vulnerable to adverse developments than preferred stocks of larger companies.
Debt securities risk. Factors that could contribute to a decline in the market value of debt securities in the fund include rising interest rates, if the issuer or other obligor of a security held by the fund fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. Junk bonds involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities; they may also be more difficult to value. Junk bonds have a higher risk of default or are already in default and are considered speculative.
High yield or “junk” bond risk. Debt securities that are below investment grade, called “junk bonds,” are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities and may involve major risk of exposure to adverse conditions and negative sentiments. These securities have a higher risk of issuer default because, among other reasons, issuers of junk bonds often have more debt in relation to total capitalization than issuers of investment grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments. These risks are more pronounced for securities that are already in default. Changes in
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More on the risks of investing in the fund
economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty. Junk bonds may also be less liquid than higher-rated securities, which means that the fund may have difficulty selling them at times, and it may have to apply a greater degree of judgment in establishing a price for purposes of valuing fund shares. Junk bonds generally are issued by less creditworthy issuers. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders. The fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the fund before it matures. If the issuer redeems junk bonds, the fund may have to invest the proceeds in bonds with lower yields and may lose income.
Market segment risk. To the extent the fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation, than a fund without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.
Industries in the consumer staples segment, such as food and drug retailing, beverages, food and tobacco products, household products and personal products, are subject to government regulation affecting ingredients and production methods. These industries also may be affected by competition, changes in consumer tastes and other factors affecting supply and demand, and litigation.
Industries in the materials segment, such as chemicals, construction materials, containers and packaging, metals and mining and paper and forest products, may be significantly affected by the level and volatility of commodity prices, currency rates, import controls and other regulations, labor relations, global competition and resource depletion.
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Industries in the health care segment, such as health care supplies, health care services, biotechnology and pharmaceuticals, may be significantly affected by government regulation and reimbursement rates, approval of products by government agencies, and patent expirations and litigation.
Derivatives risk. Using stock index futures and options and other derivatives exposes the fund to special risks and costs and may result in losses to the fund, even when used for hedging purposes. Using derivatives can increase losses and reduce opportunities for gain when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the fund, especially in abnormal market conditions. Using derivatives can have a leveraging effect (which may increase investment losses) and increase the fund’s volatility, which is the degree to which the fund’s share price may fluctuate within a short time period. Certain derivatives have the potential for unlimited loss, regardless of the size of the fund’s initial investment. If changes in a derivative’s value do not correspond to changes in the value of the fund’s other investments or do not correlate well with the underlying assets, rate or index, the fund may not fully benefit from, or could lose money on, or could experience unusually high expenses as a result of, the derivative position. The other parties to certain derivative transactions present the same types of credit risk as issuers of fixed income securities. Derivatives also tend to involve greater liquidity risk and they may be difficult to value. The fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivatives will not have liquidity beyond the counterparty to the instrument. Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Risks associated with the use of derivatives are magnified to the extent that an increased portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.
The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivative markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, may limit their availability or utility or otherwise adversely affect their performance, or may disrupt markets. The fund may be exposed to additional risks as a result of the
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More on the risks of investing in the fund
additional regulations. The extent and impact of the regulations are not yet fully known and may not be for some time. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule takes effect, it could limit the ability of the fund to invest in derivatives.
The fund will be required to maintain its positions with a clearing organization through one or more clearing brokers. The clearing organization will require the fund to post margin and the broker may require the fund to post additional margin to secure the fund’s obligations. The amount of margin required may change from time to time. In addition, cleared transactions may be more expensive to maintain than over-the-counter transactions and may require the fund to deposit larger amounts of margin. The fund may not be able to recover margin amounts if the broker has financial difficulties. Also, the broker may require the fund to terminate a derivatives position under certain circumstances. This may cause the fund to lose money. The fund's ability to use certain derivative instruments currently is limited by Commodity Futures Trading Commission rules.
Leveraging risk. The value of your investment may be more volatile and other risks tend to be compounded if the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the fund's underlying assets and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.
Valuation risk. Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ – higher or lower – from the fund’s last valuation of the investment, and such differences could be significant, particularly for illiquid securities and securities that trade in thin markets and/or markets that experience extreme volatility. The fund may value investments using fair value methodologies. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by
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events after the close of the market on which they are valued, but before the fund determines its net asset value. The fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.
Cash management risk. The value of the investments held by the fund for cash management or temporary defensive purposes may be affected by market risks, changing interest rates and by changes in credit ratings of the investments. To the extent that the fund has any uninvested cash, the fund would be subject to credit risk with respect to the depository institution holding the cash. If the fund holds cash uninvested, the fund will not earn income on the cash and the fund’s yield will go down. During such periods, it may be more difficult for the fund to achieve its investment objectives.
Expense risk. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
To learn more about the fund's investments and risks, you should obtain and read the statement of additional information. Please note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals.
Disclosure of portfolio holdings
The fund's policies and procedures with respect to disclosure of the fund's securities are described in the statement of additional information.
Due to lags in reporting, the fund’s actual holdings may vary significantly from the most recent publicly disclosed portfolio composition. As described below under “Additional Information about NextShares – How NextShares Compare to ETFs,” the fund does not disclose portfolio holdings daily. The Basket used in creations and redemptions of fund shares is not intended to be representative of current portfolio holdings and may vary significantly from the fund’s current holdings.
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Additional information about NextShares
Description of NextShares. The fund operates pursuant to an exemptive order issued by the SEC granting Pioneer NextShares Series Trust I (the “Trust”) and Pioneer an exemption from certain provisions of the 1940 Act. NextShares operate as follows:
•	NextShares are pooled investment funds that generally follow an active management style, seeking to outperform their designated benchmark and other funds with similar investment profiles;
•	NextShares funds value their shares at the end of each business day by dividing the current value of fund assets, less liabilities by the number of shares outstanding (referred to as “net asset value per share” or “NAV”);
•	Investors may purchase and sell shares of a NextShares fund on a national securities exchange or alternative trading system through a Broker. Individual shares may not be directly purchased or redeemed from the issuing fund;
•	Trading prices of NextShares are directly linked to the fund’s next end-of-day NAV utilizing a patented trading approach called “NAV-based trading.” In NAV-based trading, all trades are executed at the fund’s next computed NAV plus or minus a trading cost (i.e., a premium or discount to NAV) determined at the time of trade execution. For each NextShares trade, the final transaction price is determined once NAV is computed. Buyers and sellers will not know the value of their purchases and sales until the end of the trading day. See “Buying and Selling Shares” below;
•	The premium or discount to NAV at which NextShares transactions are executed will depend on market factors, including the balance of supply and demand for shares among investors, transaction fees and other costs associated with creating and redeeming Creation Units of shares, competition among market makers, the share inventory positions and inventory strategies of market makers, and the volume of share trading. Reflecting these and other market factors, prices of shares in the secondary market may be above, at or below NAV. NextShares do not offer the opportunity to transact intraday at prices determined at time of trade execution;
•	NextShares issue and redeem shares only in transactions by or through Authorized Participants in designated Creation Unit blocks of shares in exchange for the Basket of securities, other instruments and/or cash currently specified by the fund. Transactions may be effected partially or entirely in cash when in-kind delivery is not practicable or deemed not in the best interests of shareholders. NextShares issue and redeem Creation Units of shares at NAV, plus or minus a transaction fee that is intended
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to cover the fund’s cost of processing the transaction and converting the Basket to or from the desired composition. See “Buying and Selling Shares” below; and
•	Prior to the beginning of market trading each business day, each NextShares fund will disclose the Basket that it will accept from and deliver to Authorized Participants to settle purchases and redemptions of Creation Units on that day. See “Buying and Selling Shares” below. The Basket is not intended to represent current holdings and may vary significantly from the fund’s current portfolio positioning.
NextShares funds seek to enhance their performance by utilizing a cost- and tax-efficient structure and by maintaining the confidentiality of current portfolio trading information. NextShares are designed to be long-term investment vehicles and are not suited for short-term trading. As described below, there are important differences between NextShares and ETFs and mutual funds.
Investors should be aware that the investments made, and performance results achieved by NextShares funds may differ from those of other funds for which the investment adviser (or an affiliate) acts as investment adviser, including funds with similar names, investment objectives and policies.
How NextShares compare to mutual funds. Mutual fund shares may be purchased and redeemed directly from the issuing fund for cash at the next-determined NAV. NextShares, by contrast, cannot be directly purchased or redeemed except by or through Authorized Participants in Creation Unit quantities in exchange for the specified Basket. Unlike NextShares, mutual fund shares do not trade on an exchange. Because trading prices of NextShares may vary from NAV and commissions may apply, NextShares may be more expensive to buy and sell than mutual funds. Like mutual funds, NextShares may be bought or sold in specified share or dollar quantities, although not all Brokers may accept dollar-based orders.
Relative to investing in mutual funds, the NextShares structure offers certain potential advantages that may translate into improved performance and higher tax efficiency. More specifically:
•	NextShares have a single class of shares with no sales loads or distribution and service (12b-1) fees;
•	Because they are set up to take advantage of the highly efficient share processing system of the Depositary Trust Company (“DTC”) used for publicly traded stocks and ETFs, NextShares are expected to operate with lower transfer agency expenses than incurred by most mutual funds;
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Additional information about NextShares
•	Unlike most mutual funds, NextShares are designed to protect fund performance from dilution in connection with shareholder inflows and outflows. For mutual funds, the costs of accommodating shareholder flows include the incremental trading costs incurred by the fund to resize its portfolio positions in response to inflows and outflows, and the foregone returns on portfolio cash held for flow-related reasons. In the NextShares structure, flow-related fund costs can be minimized by issuing and redeeming shares in-kind, and substantially offset by imposing transaction fees on direct purchases and redemption of shares; and
•	The Internal Revenue Code provides that a fund’s distributions of appreciated property to meet redemptions do not result in recognition by the fund of capital gains on the distributed property. NextShares funds generally meet redemptions by distributing securities and other instruments, while mutual funds typically meet redemptions with cash. To raise cash for redemptions, a mutual fund may be required to sell appreciated fund assets and thereby realize capital gains. By avoiding this adverse tax effect, NextShares that utilize in-kind redemptions may achieve higher tax efficiency than a mutual fund that meets redemptions with cash. Not all NextShares funds may meet redemptions in kind. NextShares funds that meet redemptions entirely in cash should not be expected to be more tax efficient than similar mutual funds.
How NextShares compare to ETFs. Similar to ETFs, NextShares are issued and redeemed in Creation Unit quantities and trade throughout the day on an exchange. Unlike ETFs, trading prices of NextShares are directly linked to the fund’s next end-of-day NAV using NAV-based trading. As described above, in NAV-based trading, all trades are executed at NAV plus or minus a trading cost (i.e., a premium or discount to NAV) determined at the time of trade execution. Different from ETFs, NextShares do not offer opportunities to transact intraday based on currently (versus end-of-day) determined prices. Buyers and Sellers of NextShares will not know the value of their purchases and sales until NAV is determined at the end of the trading day.
•	Different from ETFs, NextShares offer market makers a profit opportunity that does not require the management of intraday market risk. To realize profits from NextShares market making, a market maker holding positions in NextShares accumulated intraday need only transact with the fund to purchase (or redeem) a corresponding number of Creation Units, buy (sell) the equivalent quantities of Basket instruments at market-closing or better prices, and dispose of any remaining sub-Creation Unit share inventory through secondary market transactions prior to the close. Because
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making markets in NextShares is simple to manage and low risk, competition among market makers seeking to earn reliable, low-risk profits should enable NextShares to routinely trade at tight bid-ask spreads and narrow premiums or discounts to NAV;
•	Unlike actively managed ETFs, NextShares are not required to disclose their full holdings on a daily basis, thereby protecting fund shareholders against the potentially dilutive effects of other market participants front-running the fund’s trades. Because the mechanism that underlies efficient trading of NextShares does not involve non-Basket instruments, the need for portfolio holdings disclosure to achieve tight markets in NextShares is eliminated;
•	Like ETFs, only an Authorized Participant may transact directly with a NextShares fund. A fund may have a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the fund and no other Authorized Participant is able to step forward to create or redeem, shares may trade at a discount to NAV and possibly face delisting; and
•	Different from conventional ETF trading, the NAV-based trading employed for NextShares provides built-in trade execution cost transparency and the ability to control transaction costs using limit orders. This feature of NextShares distinguishes them from ETFs, for which the variance between market prices and underlying portfolio values is not always known to individual investors and cannot be controlled by them.
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Management
Investment adviser
Pioneer, the fund's investment adviser, selects the fund's investments and oversees the fund's operations.
Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2016, assets under management were approximately $241 billion worldwide, including over $68 billion in assets under management by Pioneer (and its U.S. affiliates).
Pioneer’s main office is at 60 State Street, Boston, Massachusetts 02109.
The firm’s U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.
Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the fund's Board of Trustees, to hire and terminate a subadviser that is not affiliated with Pioneer (an “unaffiliated subadviser”) or to materially modify an existing subadvisory contract with an unaffiliated subadviser for the fund without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any unaffiliated subadviser.
Portfolio management
Day-to-day management of the fund's portfolio is the responsibility of John A. Carey, portfolio manager of the fund since xxxx, and Walter Hunnewell, Jr., portfolio manager of the fund since xxxx. Mr. Carey and Mr. Hunnewell are supported by the domestic equity team. Members of this team manage other Pioneer funds investing primarily in U.S. equity securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and include members from one or more of Pioneer's affiliates. Mr. Carey, an Executive Vice President of Pioneer, joined Pioneer as an analyst in 1979. Mr. Hunnewell, a Vice President of Pioneer, joined Pioneer as a portfolio manager in 2001 and has been an investment professional since 1985.
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The fund’s statement of additional information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the fund.
Management fee
The fund pays Pioneer a fee for managing the fund and to cover the cost of providing certain services to the fund. Pioneer's annual fee is equal to 0.60% of the fund's average daily net assets up to $10 billion and 0.575% of the fund's average daily net assets over $10 billion. The fee is accrued daily and paid monthly.
A discussion regarding the basis for the Board of Trustees’ approval of the management contract will be available in the fund's annual report to shareholders, for the period ended xxxxxxxxx xx,xxxx.
Distributor
[______________] (the “Distributor”) is the fund’s distributor. The Distributor distributes Creation Units of the fund, but does not maintain a secondary market in shares of the fund. The Distributor’s principal address is [______________].
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Related performance information
Related performance information
Pioneer is the investment adviser to a mutual fund that has substantially similar investment objectives, policies and strategies as Pioneer Equity Income Nextshares (a “similarly managed fund”). Set forth below is performance information for the similarly managed fund. This performance information is provided to illustrate the past performance of Pioneer in managing a substantially similar investment mandate and should not be considered as an indication of future performance of the fund or the investment adviser. The performance shown below reflects the deduction of the total expenses of the similarly managed fund (including the investment advisory fee) [, which are higher than the estimated total expenses of the fund (net of expense reimbursement).] [If the similarly managed fund had been subject to the same fees and expenses as the fund, the performance shown below would have been higher.] The similarly managed fund performance shown is for a share class offered at net asset value. The similarly managed fund performance was calculated in accordance with the Securities and Exchange Commission’s standardized method for calculating mutual fund performance.
The performance of the similarly managed fund is shown in the table below for the stated periods ended [December 31, 2015]. Also shown is the performance of one or more broad-based securities indices used as the similarly managed fund’s benchmark.
	1 Year	5 Years	10 Years
Pioneer Equity Income Fund [1]	x.xx	x.xx	x.xx
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	x.xx	x.xx	x.xx
1. Assets in the similarly managed fund as of December 31, 2015 were approximately $1.5 billion.
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Pricing of shares
Net asset value
The fund's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The fund calculates a net asset value for each class of shares every day the New York Stock Exchange is open as of the scheduled close of regular trading (normally 4:00 p.m. Eastern time). If the New York Stock Exchange closes at another time, the fund will calculate a net asset value for each class of shares as of the scheduled closing time. On days when the New York Stock Exchange is closed for trading, including certain holidays listed in the statement of additional information, a net asset value is not calculated. The fund’s most recent net asset value is available on the fund’s website, us.pioneerinvestments.com.
As described under “Buying and Selling Shares” below, fund shares trade in the secondary market at the Fund’s next-computed NAV plus or minus a trading cost (i.e., a premium or discount to NAV) determined at the time of trade execution. Investors transacting in fund shares will be informed of their final trade price after the fund’s NAV is determined at the end of the trading day.
The fund generally values its equity securities and certain derivative instruments that are traded on an exchange using the last sale price on the principal exchange on which they are traded. Equity securities that are not traded on the date of valuation, or securities for which no last sale prices are available, are valued at the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale, bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods. The fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
The fund generally values debt securities and certain derivative instruments by using the prices supplied by independent third party pricing services. A pricing service may use market prices or quotations from one or more brokers or other sources, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading
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Pricing of shares
patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.
To the extent that the fund invests in shares of other mutual funds that are not traded on an exchange, such shares of other mutual funds are valued at their net asset values as provided by those funds. The prospectuses for those funds explain the circumstances under which those funds will use fair value pricing methods and the effects of using fair value pricing methods.
The valuations of securities traded in non-U.S. markets and certain fixed income securities will generally be determined as of the earlier closing time of the markets on which they primarily trade. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 3:00 p.m. (Eastern time). Non-U.S. markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem fund shares.
When independent third party pricing services are unable to supply prices for an investment, or when prices or market quotations are considered by Pioneer to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers. When such prices or quotations are not available, or when they are considered by Pioneer to be unreliable, the fund uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. The fund also may use fair value methods if it is determined that a significant event has occurred between the time at which a price is determined and the time at which the fund’s net asset value is calculated. Because the fund may invest in securities rated below investment grade — some of which may be thinly traded and for which prices may not be readily available or may be unreliable — the fund may use fair value methods more frequently than funds that primarily invest in securities that are more widely traded. Valuing securities using fair value methods may cause the net asset value of the fund’s shares to differ from the net asset value that would be calculated only using market prices.
The prices used by the fund to value its securities may differ from the amounts that would be realized if these securities were sold and these differences may be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility.
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Buying and selling shares
Trading in the secondary market. Shares of the fund are listed and available for trading on the Listing Exchange during its core trading session (generally 9:30 a.m. until 4:00 p.m. Eastern time). Shares may also be bought and sold on other national securities exchanges and alternative trading systems that have obtained appropriate licenses, adopted applicable rules and developed systems to support trading in fund shares. There can be no guarantee that an active trading market will develop or be maintained, or that the fund’s listing will continue or remain unchanged. The fund does not impose any minimum investment for shares of the fund purchased in the secondary market.
Fund shares may be purchased and sold in the secondary market only through a Broker. When buying or selling shares, you may incur trading commissions or other charges determined by your Broker. Due to applicable brokerage charges and other trading costs, frequent trading may detract from realized investment returns. Trading commissions are frequently a fixed dollar amount, and therefore may be proportionately more costly when buying or selling small amounts of shares.
When you buy or sell fund shares in the secondary market, you will pay or receive the fund’s next-computed NAV plus or minus a trading cost (i.e., premium or discount to NAV) determined at the time of trade execution. The final price of each purchase and sale of fund shares is determined and confirmed after calculation of that day’s NAV.
The premium or discount to NAV at which the fund’s share transactions are executed will depend on market factors, including the balance of supply and demand for shares among investors, transaction fees and other costs associated with creating and redeeming Creation Units of shares, competition among market makers, the share inventory positions and inventory strategies of market makers, and the volume of share trading. The cost to buy shares (i.e., premium to NAV) will generally increase when there is an imbalance of buyers over sellers and as the costs of creating Creation Units increase. The cost to sell shares (i.e., discount below NAV) will generally increase when there is an imbalance of sellers over buyers and as the costs of redeeming Creation Units increase. Reflecting these and other market factors, prices for fund shares in the secondary market may be above, at or below NAV. Trading premiums and discounts to the fund’s NAV may be significant. Different from how fund shares trade, purchases and sales of mutual fund shares are made at the next-determined NAV and transactions in shares of ETFs are priced intraday and not directly related to the ETF’s NAV.
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Buying and selling shares
Information regarding the trading history of fund shares is available on the fund’s website at us.pioneerinvestments.com. Each business day, the website displays the prior business day’s NAV and the following trading information for such day:
−	intraday high, low, average and closing prices of shares in exchange trading, expressed as premiums/discounts to NAV;
−	the midpoint of the highest bid and lowest offer prices as of the close of exchange trading, expressed as a premium/discount to NAV;
−	the spread between highest bid and lowest offer prices as of the close of exchange trading; and
−	volume of shares traded.
The website also includes charts showing the frequency distribution and range of values of NAV-based trading prices, closing bid/ask midpoints and closing bid/ask spreads over time. This trading information is intended to provide useful information to current buyers and sellers of fund shares.
Trading prices of shares are directly linked to the fund’s next-computed NAV, which is normally determined as of the close of regular market trading each business day. Buyers and sellers of shares will not know the value of their purchases and sales until the fund’s NAV is determined at the end of the trading day. Trade prices are contingent upon the determination of NAV and may vary significantly from anticipated levels (including estimates based on intraday indicative values as described below) during periods of market volatility. Although limit orders can be used to control differences in trade price versus NAV, they cannot be used to control or limit trade execution prices.
The Listing Exchange is generally open for trading Monday through Friday of each week, except that it is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. A “Business Day” with respect to the fund’s secondary market trading and transaction in Creation Units is each day the Listing Exchange is open. Orders from Authorized Participants to create or redeem Creation Units will only be accepted on a Business Day. On days when the Listing Exchange closes earlier than normal, the fund may require orders to create or redeem Creation Units to be placed earlier in the day. See the Statement of Additional Information for more information.
Shares of the fund may be acquired from the fund through the Distributor or redeemed from the fund only in Creation Units or multiples thereof, as discussed in “Creations and Redemptions” below.
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Intraday indicative values. At periodic intervals of not more than 15 minutes during the Listing Exchange’s regular trading session, an indicative estimate of the fund’s current portfolio value will be disseminated. The IIV calculations are estimates of the real-time value of the fund’s underlying holdings based on current market prices, and should not be viewed as a projection of NAV, which is calculated only once a day. The purpose of IIVs is to help investors determine the number of shares to buy or sell if they want to transact in an approximate dollar amount. Because IIVs will generally differ from the end-of-day NAV of the fund, they cannot be used to calculate with precision the dollar value of a prescribed number of shares to be bought or sold. Investors should understand that share transaction prices are based on closing NAVs, and that NAVs may vary significantly from IIVs during periods of market volatility. Neither the fund, the Trust or any of their affiliates are involved in, or responsible for, the calculation or dissemination of IIVs nor make any warranty as to their accuracy. An inaccuracy in an IIV could result from various factors, including difficulty pricing portfolio instruments on an intraday basis.
Creations and redemptions. The fund issues and redeems shares only in Creation Unit blocks of xx,000 shares or multiples thereof. Creation Units may be purchased or redeemed only by or through Authorized Participants. Each Authorized Participant must enter into an Authorized Participant agreement with the Distributor. A creation transaction, which is subject to acceptance by the fund’s Distributor, generally takes place when an Authorized Participant submits an order in proper form and deposits into the fund the Basket of securities, other instruments and/or cash that the fund specifies for that day.
To preserve the confidentiality of the fund’s trading activities, the investment adviser anticipates that the Basket will normally not be a pro rata slice of the fund’s portfolio positions and may vary significantly from the fund’s current portfolio. Securities being acquired will generally be excluded from the Basket until their purchase is completed and securities being sold may not be removed from the Basket until the sale program is substantially completed. Further, when deemed by the investment adviser to be in the best interest of the fund and its shareholders, other portfolio positions may be excluded from the Basket. The fund’s Basket will be available on the fund’s website each day. Whenever portfolio positions are excluded from the Basket, the Basket may include proportionately more cash than is in the portfolio, with such additional cash substituting for the excluded portfolio positions. See “Buying and Selling Shares - Purchase and Redemption of Creation Units” in the Statement of Additional Information. By not disclosing
43

Buying and selling shares
its full holdings currently, the fund can maintain the confidentiality of portfolio trading information and mitigate the potentially dilutive effects of other market participants front-running the fund’s trades.
Shares may be redeemed only in Creation Units in exchange for the current Basket as described above, provided that the fund may permit an Authorized Participant to deliver or receive cash in lieu of some or all of the Basket instruments in limited circumstances as described under “Buying and Selling Shares – Payment” in the Statement of Additional Information. Except when aggregated in Creation Units, shares are not redeemable by the fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in proper form, plus or minus the applicable transaction fee (see “Transaction Fees” below). Transactions in Creation Units are not subject to a sales charge.
A creation or redemption order is considered to be in proper form if all procedures set forth in this prospectus, the Authorized Participant agreement, order form and Statement of Additional Information are properly followed. For an order to be in proper form, the order must be submitted by an authorized person of an Authorized Participant and include all required information prior to the designated cut-off time (e.g., identifying information of the Authorized Participant and authorized person, fund the order relates to, type of order, number of Creation Units being issued or redeemed, and personal identification number, signature and/or other means of identification of the authorized person). See “Additional Tax Information” for information regarding taxation of transactions in Creation Units.
The fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with securities, including that the securities accepted for deposit and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Further, a shareholder that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive fund securities that are restricted securities eligible for resale under Rule 144A.
An Authorized Participant must be either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation (“NSCC”) or a DTC participant, and must have executed an Authorized Participant agreement with the Distributor with respect to creations and redemptions
44

of Creation Units. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Statement of Additional Information.
Because new shares may be issued on an ongoing basis, at any point during the life of the fund a “distribution,” as such term is used in the 1933 Act, may occur. Brokers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether a party is an underwriter must take into account all the relevant facts and circumstances of each particular case. Brokers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
The fund does not impose any restrictions on the frequency of purchases and redemptions of Creation Units; however, the fund reserves the right to reject or limit purchases at any time. When considering that no restriction on frequent purchases and redemptions is necessary, the Board of Trustees of the Trust (the “Board”) evaluated the risks posed by market timing activities, such as whether frequent purchases and redemptions would interfere with the efficient implementation of the fund’s investment strategy, or whether they would cause the fund to experience increased transaction costs. The Board considered that, unlike most mutual funds, the fund charges transaction fees on purchases and redemptions that are designed to protect the fund from the associated dilution (see “Transaction Fees” below). Given the fund’s structure and use of transaction fees, the Board has determined that it is unlikely that attempts to market time the fund by shareholders will materially harm the fund or its shareholders.
Transaction fees. Purchasers and redeemers of Creation Units are charged a transaction fee to cover the estimated cost to the fund of processing the purchase or redemption, including costs charged to it by NSCC or DTC, and the estimated transaction costs (i.e., brokerage commissions, bid-ask spread
45

Buying and selling shares
and market impact trading costs) incurred in converting the Basket to or from the desired portfolio composition. The transaction fee is determined daily and will be limited to amounts approved by the Board and determined by the investment adviser to be appropriate to defray the expenses that the fund incurs in connection with the purchase or redemption. The fund’s transaction fee will be available on the fund’s website each day. The purpose of transaction fees is to protect the fund’s existing shareholders from the dilutive costs associated with the purchase and redemption of Creation Units. The amount of transaction fees will differ among NextShares funds and may vary over time for the fund depending on the estimated trading costs for its portfolio positions and Basket, processing costs and other considerations. Transaction fees may include fixed amounts per creation or redemption event, amounts varying with the number of Creation Units purchased or redeemed, and amounts varying based on the time an order is placed. Funds that substitute cash for Basket instruments may impose higher transaction fees on the substituted cash amount. Higher transaction fees may apply to purchases and redemptions through DTC than through the NSCC.
Book entry. Fund shares are held in book-entry form, which means that no stock certificates are issued. DTC serves as the securities depository for shares of the fund. DTC, or its nominee, is the record owner of all outstanding shares of the fund and is recognized as the owner of all shares for all purposes. Investors owning shares of the fund are beneficial owners as shown on the records of DTC or DTC participants. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. To exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other exchange-traded securities that you hold in book-entry or “street name” form.
Investments by registered investment companies. The fund is a registered investment company under the 1940 Act. Accordingly, purchases of fund shares by other registered investment companies and companies relying on Section 3(c)(1) or 3(c)(7) of the 1940 Act are subject to the restrictions set forth in Section 12(d)(1) of the 1940 Act, except as permitted by an exemptive order of the SEC. The Trust has received exemptive relief to
46

permit registered investment companies to invest in Fund shares beyond the limits of Section 12(d)(1)(A) of the 1940 Act, subject to certain terms and conditions, including that the registered investment company first enters into a written agreement with the Trust regarding the terms of the investment in fund shares.
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Distribution
The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and is the “principal underwriter” for the Trust in connection with the issuance of Creation Units of each fund.
All orders to purchase Creation Units of the fund must be placed with the Transfer Agent by or through an Authorized Participant, and it is the responsibility of the Transfer Agent to transmit such orders to the fund. The Transfer Agent furnishes to those placing such orders confirmation that the orders have been accepted, but the Transfer Agent may reject any order that is not submitted in proper form.
The Distributor is responsible for delivering a copy of the fund’s prospectus to Authorized Participants purchasing Creation Units and the Transfer Agent and the Distributor are responsible for maintaining records of the orders placed and any confirmations of acceptance furnished. In addition, the Custodian will maintain a record of the instructions given to the fund to implement the delivery of Creation Units.
Additional payments to financial intermediaries
Your financial intermediary may receive compensation from the fund, Pioneer or its affiliates for the sale of fund shares and related services. Compensation may include sales commissions and distribution and service (Rule 12b-1) fees, as well as compensation for administrative services and transaction processing.
Pioneer or its affiliates may make additional payments to your financial intermediary. These payments may provide your financial intermediary with an incentive to favor the Pioneer funds over other mutual funds or assist the distributor in its efforts to promote the sale of the fund’s shares. Financial intermediaries include broker-dealers, banks (including bank trust departments), registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.
Pioneer or its affiliates make these additional payments (sometimes referred to as “revenue sharing”) to financial intermediaries out of its own assets, which may include profits derived from services provided to the fund, or from the retention of a portion of sales charges or distribution and service fees. Pioneer may base these payments on a variety of criteria, including the amount of sales or assets of the Pioneer funds attributable to the financial intermediary or as a per transaction fee.
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Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Pioneer’s promotional efforts. Pioneer also may compensate financial intermediaries (in addition to amounts that may be paid by the fund) for providing certain administrative services and transaction processing services.
Pioneer may benefit from revenue sharing if the intermediary features the Pioneer funds in its sales system (such as by placing certain Pioneer funds on its preferred fund list or giving access on a preferential basis to members of the financial intermediary’s sales force or management). In addition, the financial intermediary may agree to participate in the distributor’s marketing efforts (such as by helping to facilitate or provide financial assistance for conferences, seminars or other programs at which Pioneer personnel may make presentations on the Pioneer funds to the intermediary’s sales force). To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients’ accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer funds’ assets. The intermediary may earn a profit on these payments if the amount of the payment to the intermediary exceeds the intermediary’s costs.
The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the fund’s statement of additional information. Your intermediary may charge you additional fees or commissions other than those disclosed in this prospectus. Intermediaries may categorize and disclose these arrangements differently than in the discussion above and in the statement of additional information. You can ask your financial intermediary about any payments it receives from Pioneer or the Pioneer funds, as well as about fees and/or commissions it charges.
Pioneer and its affiliates may have other relationships with your financial intermediary relating to the provision of services to the Pioneer funds, such as providing omnibus account services or effecting portfolio transactions for the Pioneer funds. If your intermediary provides these services, Pioneer or the Pioneer funds may compensate the intermediary for these services. In addition, your intermediary may have other relationships with Pioneer or its affiliates that are not related to the Pioneer funds.
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Distribution
To the extent permitted by applicable law or relevant exchange rules, the fund may in the future, but is not required to, participate in certain market maker incentive programs of a national securities exchange pursuant to which Pioneer (or one of its affiliates) would pay a fee to the exchange to be used for the purpose of incentivizing one or more market makers to enhance the liquidity and quality of the secondary market for fund shares. The fee would be credited by the exchange to one or more market makers that meet or exceed liquidity and market quality standards with respect to fund shares. Each market maker incentive program is subject to approval by the SEC. Any such fee payments made to an exchange will be made by Pioneer (or one of its affiliates) from its own resources and will not be paid by the fund.
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Shareholder services and policies
Pioneer website
us.pioneerinvestments.com
The website includes a full selection of information on mutual fund investing. You can also use the website to get:
•	Your current account information
•	Prices, returns and yields of all publicly available Pioneer mutual funds
•	Prospectuses, statements of additional information and shareowner reports for all the Pioneer mutual funds
•	A copy of Pioneer’s privacy notice
Household delivery of fund documents
With your consent, Pioneer may send a single proxy statement, prospectus and shareowner report to your residence for you and any other member of your household who has an account with the fund. If you wish to revoke your consent to this practice, you may do so by notifying Pioneer, by phone or in writing (see “How to contact us”). Pioneer will begin mailing separate proxy statements, prospectuses and shareowner reports to you within 30 days after receiving your notice.
Tax information
Early each year, the fund will mail you information about the tax status of the dividends and distributions paid to you by the fund.
Privacy
The fund has a policy designed to protect the privacy of your personal information. A copy of Pioneer’s privacy notice was given to you at the time you opened your account. The fund will send you a copy of the privacy notice each year. You may also obtain the privacy notice by calling the fund or through Pioneer’s website.
Telephone and website access
You may have difficulty contacting the fund by telephone or accessing us.pioneerinvestments.com during times of market volatility or disruption in telephone or Internet service. On New York Stock Exchange holidays or on days when the exchange closes early, Pioneer will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to access us.pioneerinvestments.com or reach the fund by telephone, you should communicate with the fund in writing.
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Dividends, capital gains and taxes
Dividends and capital gains
The fund generally pays any distributions of net short- and long-term capital gains in November.
The fund generally pays dividends from any net investment income quarterly during March, June, September and December.
Fund distributions
The fund distributes substantially all of its net investment income to shareholders in the form of dividends. Dividends may not be paid if fund expenses exceed fund income for the period. In addition, the fund intends to distribute net realized capital gains, if any, annually. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the fund.
No dividend reinvestment service is provided by the Trust. Financial intermediaries may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of fund shares for reinvestment of their dividend distributions. Beneficial owners should contact their financial intermediary to determine the availability and costs of the service and the details of participation therein. Financial intermediaries may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions will be automatically reinvested in additional whole shares of the fund purchased in the secondary market.
The fund may also pay dividends and capital gain distributions at other times if necessary for the fund to avoid U.S. federal income or excise tax. If you invest in the fund shortly before a dividend or other distribution, generally you will pay a higher price per share and, unless you are exempt from tax, you will pay taxes on the amount of the distribution whether you reinvest the distribution in additional shares or receive it as cash.
Taxes
You will normally have to pay federal income taxes, and any state or local taxes, on the dividends and other distributions you receive from the fund, whether you take the distributions in cash or reinvest them in additional shares. For U.S. federal income tax purposes, distributions from the fund's net capital gains (if any) are considered long-term capital gains and are generally taxable to noncorporate shareholders at rates of up to 20%. Distributions from the fund’s net short-term capital gains are generally taxable as ordinary income. Other dividends are taxable either as ordinary
52

income or, in general, if paid from the fund's “qualified dividend income” and if certain conditions, including holding period requirements, are met by the fund and the shareholder, as qualified dividend income taxable to noncorporate shareholders at U.S. federal income tax rates of up to 20%.
“Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market.
A portion of dividends received from the fund (but none of the fund’s capital gain distributions) may qualify for the dividends-received deduction for corporations.
The fund will report to shareholders annually the U.S. federal income tax status of all fund distributions.
If the fund declares a dividend in October, November or December, payable to shareholders of record in such a month, and pays it in January of the following year, you will be taxed on the dividend as if you received it in the year in which it was declared.
Sales generally will be taxable transactions to shareowners. When you sell fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell.
A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount. This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, dividends, interest and certain capital gains are generally taken into account in computing a shareholder’s net investment income.
You must provide your social security number or other taxpayer identification number to the fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if it is otherwise
53

Dividends, capital gains and taxes
legally required to do so, the fund will apply “backup withholding” tax on your dividends and other distributions, sale proceeds and any other payments to you that are subject to backup withholding. The backup withholding rate is 28%.
Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, generally are not subject to U.S. federal income tax on fund dividends or other distributions or on sales of fund shares. However, in the case of fund shares held through a nonqualified deferred compensation plan, fund dividends and other distributions received by the plan and sales of fund shares by the plan generally will be taxable to the employer sponsoring such plan in accordance with U.S. federal income tax laws that are generally applicable to shareholders receiving such dividends and other distributions from regulated investment companies such as the fund or effecting such sales.
Plan participants whose retirement plan invests in the fund generally are not subject to federal income tax on fund dividends or other distributions received by the plan or on sales of fund shares by the plan. However, distributions to plan participants from a retirement plan generally are taxable to plan participants as ordinary income.
You should ask your tax adviser about any federal, state, local and foreign tax considerations relating to an investment in the fund. You may also consult the fund's statement of additional information for a more detailed discussion of the U.S. federal income tax considerations that may affect the fund and its shareowners.
Additional tax information
Purchasers of Creation Units of shares on an in-kind basis will generally recognize a gain or loss on the purchase transaction equal to the difference between the market value of the Creation Units at that time and the purchaser’s aggregate basis in the securities or other instruments exchanged plus (or minus) the cash amount paid (or received). Persons redeeming Creation Units will generally recognize a gain or loss equal to the difference between the redeeming shareholder’s basis in the Creation Units redeemed and the aggregate market value of the securities or other instruments received plus (or minus) the cash amount received (or paid).
The Internal Revenue Service may assert that a loss realized upon an exchange of securities or other instruments for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis
54

that there has been no significant change in economic position. Persons exchanging securities or other instruments should consult their own tax advisors with respect to whether wash sale rules apply and whether a loss is deductible. Any capital gain or loss realized by a shareholder upon a redemption (or creation) of Creation Units is generally treated as long-term capital gain or loss if the Creation Units (or the securities surrendered) have been held for more than one year and as short-term capital gain or loss if they have been held for one year or less. If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many shares you purchased or sold and at what price.
The fund has the right to reject an order for Creation Units if the acquiror (or a group of acquirors) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the fund and if, pursuant to Section 351 of the Code, the fund would have a basis in the deposited securities different from the market value of such securities on the date of deposit. The fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.
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Financial highlights
Because the fund has not commenced operations as of the date of this prospectus, financial highlights are not available.
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Notes

Pioneer Equity Income Nextshares
You can obtain more free information about the fund from your investment firm or by writing to Pioneer Funds, 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292 for more information about the fund, to request copies of the fund’s statement of additional information and shareowner reports, and to make other inquiries.
Visit our website
us.pioneerinvestments.com
The fund makes available the statement of additional information and shareowner reports, free of charge, on the fund’s website at us.pioneerinvestments.com. You also may find other information and updates about Pioneer and the fund, including fund performance information and the fund’s most recent net asset value, on the fund’s website.
Shareowner reports
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide additional information about the fund's investments. The annual report discusses market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.
Statement of additional information
The statement of additional information provides more detailed information about the fund.
The statement of additional information, dated xxxxxxx xx, xxxx, as may be amended from time to time, and filed with the Securities and Exchange Commission, is incorporated by reference into this prospectus.
You can also review and copy the fund's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-1520.
(Investment Company Act file no. 811-xxxxx)

Pioneer Funds Distributor, Inc. 60 State Street Boston, MA 02109 us.pioneerinvestments.com	xxxxx-xx-xxxx ©2017 Pioneer Funds Distributor, Inc. Member SIPC

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com
This is not part of the prospectus.
xxxxx-xx-xxxx
©2017 Pioneer Funds Distributor, Inc.
Underwriter of Pioneer mutual funds
Member SIPC

PRELIMINARY PROSPECTUS SUBJECT TO COMPLETION
The information in this prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale would be prohibited.
Pioneer

Fundamental Growth NextShares
Listing Exchange: The NASDAQ Stock Market LLC
(TICKER)
Prospectus, xxxxxxxx, 2017

NextSharesTM are a new type of actively managed fund that differ from traditional mutual funds and exchange-traded funds. Individual shares of a NextShares fund may be purchased and sold only on a national securities exchange or alternative trading system. Trading prices of NextShares are directly linked to the fund’s next-computed net asset value per share (“NAV”) and will vary from NAV by a market-determined trading cost (i.e., a premium or discount to NAV), which may be zero. Investing in NextShares involves certain risks as described in this Prospectus. As a new type of fund, NextShares do not have an operating history.
Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the fund's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Contact your investment professional to discuss how the fund may fit into your portfolio.

Fund summary
Investment objective
Long-term capital growth.
Fees and expenses of the fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareowner fees
(fees paid directly from your investment)	None

Annual fund operating expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.xx%
Distribution and Service (12b-1) Fees	None
Other Expenses[1]	0.xx%
Total Annual Fund Operating Expenses [2]	0.xx%
Less: Fee Waiver and Expense Reimbursement[2]	–0.xx %
Net Expenses[2]	0.xx%
1	Other expenses are based on estimated amounts for the current fiscal year.
2	The fund’s investment adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions, interest and acquired fund fees and expenses) to the extent required to reduce fund expenses to x.xx% of the fund’s average daily net assets. The expense limitation is in effect through xxxxxxxx, 20xx. There can be no assurance that the adviser will extend the expense limitation beyond such time. While in effect, the arrangement may be terminated only by agreement of the adviser and the Board of Trustees.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods shown and then, except as indicated, redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the fund's total annual operating expenses remain the same except for year one (which considers the effect of the expense limitation). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1

Fund summary
Number of years you own your shares
	1	3
Shares	$xxx	$xxx
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance.
Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of large companies, that is, companies similar in size to issuers included in the Russell 1000 Growth Index. The Russell 1000 Growth Index (the “index”) is a large capitalization index that measures the performance of those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. On December 31, 2016, securities in the index had a market capitalization range from approximately $631 million to approximately $634 billion. On December 31, 2016, the index had a median market capitalization of approximately $9.2 billion. The size of the companies in the index changes constantly as a result of market conditions and the composition of the index. The fund's investments will not be confined to securities issued by companies included in the index.
For purposes of the fund’s investment policies, equity securities include common stocks and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.
The fund primarily invests in securities of U.S. issuers. The fund may invest in securities of issuers in any industry or market sector. The fund may invest in fewer than 40 securities. The fund may invest in initial public offerings of equity securities. The fund may invest up to 20% of its total assets in securities of non-U.S. issuers. The fund will not invest more than 10% of its total assets in the securities of emerging markets issuers.
2

The fund may also invest in investment grade and below investment grade debt securities (known as “junk bonds”), including below investment grade convertible debt securities and securities of issuers that are in default.
The fund may, but is not required to, use derivatives. The fund may use derivatives, such as stock index futures and options, for a variety of purposes, including: in an attempt to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the fund's return as a non-hedging strategy that may be considered speculative; to manage portfolio characteristics; and as a cash flow management technique. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund may also hold cash or other short-term investments.
The fund’s investment adviser uses a “growth” style of management and seeks to invest in securities of issuers with above average potential for earnings and revenue growth. To select growth stocks, the adviser employs quantitative analysis, fundamental research, and an evaluation of the issuer based on its financial statements and operations, utilizing a bottom-up analytic style. Among other things, the adviser focuses on an issuer’s deployment of capital and return on capital. The adviser relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. The adviser focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies.
The adviser generally sells a portfolio security when it believes that the issuer no longer offers the potential for above average earnings and revenue growth or when the adviser no longer views the issuer’s deployment of capital or return on capital as favorable. The adviser makes that determination based upon the same criteria it uses to select portfolio securities.
About NextShares
NextShares are a new type of actively managed exchange-traded product operating pursuant to an order issued by the SEC granting an exemption from certain provisions of the Investment Company Act of 1940, as amended (the “1940 Act”). As a new type of fund, NextShares do not have an operating history and there can be no guarantee that an active trading market for NextShares will develop.
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Fund summary
Individual shares of a NextShares fund may be purchased and sold only on a national securities exchange or alternative trading system through a broker-dealer that offers NextShares (“Broker”), and may not be directly purchased or redeemed from the fund. As a new type of fund, NextShares initially may be offered by a limited number of Brokers. Trading prices of NextShares are directly linked to the fund’s next-computed net asset value per share (“NAV”), which is normally determined as of the close of regular market trading each business day. Buyers and sellers of NextShares will not know the value of their purchases and sales until NAV is determined at the end of the trading day.
Trading prices of NextShares will vary from NAV by a market-determined trading cost (i.e., a premium or discount to NAV), which may be zero. The premium or discount to NAV at which NextShares trades are executed is locked in at the time of trade execution, and will depend on market factors, including the balance of supply and demand for shares among investors, transaction fees and other costs associated with creating and redeeming Creation Units (as defined below) of shares, competition among market makers, the share inventory positions and inventory strategies of market makers, and the volume of share trading. Reflecting these and other market factors, prices of shares in the secondary market may be above, at or below NAV. See “Purchases and Sales of Fund Shares” below for important information about how to buy and sell shares.
How NextShares compare to mutual funds. Mutual fund shares may be purchased and redeemed directly from the issuing fund for cash at the fund’s next-determined NAV. Shares of NextShares funds, by contrast, are purchased and sold primarily in the secondary market. Because trading prices of NextShares may vary from NAV and commissions may apply, NextShares may be more expensive to buy and sell than mutual funds. Like mutual funds, NextShares may be bought or sold in specified share or dollar quantities, although not all Brokers may accept dollar-based orders.
Relative to investing in mutual funds, the NextShares structure offers certain potential advantages that may translate into improved performance and higher tax efficiency. These potential advantages include: (a) a single class of shares with no sales loads or distribution and service (12b-1) fees; (b) lower fund transfer agency expenses; (c) reduced fund trading costs and cash drag in connection with shareholder inflows and outflows; and (d) lower fund capital gains distributions. Because NextShares do not pay
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sales loads or distribution and service (12b-1) fees, their appeal to financial intermediaries may be limited to distribution arrangements that do not rely upon such payments.
How NextShares compare to ETFs. Similar to ETFs, NextShares are issued and redeemed only in specified large aggregations (“Creation Units”) and trade throughout the day on an exchange. Unlike ETFs, trading prices of NextShares are directly linked to the fund’s next end-of-day NAV rather than determined at the time of trade execution. Different from ETFs, NextShares do not offer opportunities to transact intraday at currently (versus end-of-day) determined prices.
Unlike actively managed ETFs, NextShares are not required to disclose their full holdings on a daily basis, thereby protecting fund shareholders against the potentially dilutive effects of other market participants front-running the fund’s trades. Because the mechanism that underlies efficient trading of NextShares does not involve portfolio instruments not used in creations and redemptions, the need for full portfolio holdings disclosure to achieve tight markets in NextShares is eliminated. The NAV-based trading employed for NextShares provides investors with built-in trade execution cost transparency and the ability to control their trading costs using limit orders. This feature of NextShares distinguishes them from ETFs, for which the variance between market prices and underlying portfolio values is not always known by individual investors and cannot be controlled by them. For more information, see “Additional Information about NextShares.”
Principal risks of investing in the fund
You could lose money on your investment in the fund. As with any mutual fund, there is no guarantee that the fund will achieve its objective.
Market trading risk. Individual fund shares may be purchased and sold only on a national securities exchange or alternative trading system through a Broker, and may not be directly purchased or redeemed from the fund. There can be no guarantee that an active trading market for shares will develop or be maintained, or that their listing will continue unchanged. Buying and selling shares may require you to pay brokerage commissions and expose you to other trading costs. Due to brokerage commissions and other transaction costs that may apply, frequent trading may detract from realized investment returns. Trading prices of shares may be above, at or below the fund’s NAV, will fluctuate in relation to NAV based on supply and demand in the market for shares and other factors, and may vary significantly
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Fund summary
from NAV during periods of market volatility. The return on your investment will be reduced if you sell shares at a greater discount or narrower premium to NAV than you acquired shares.
Contingent pricing risk. Trading prices of fund shares are directly linked to the fund’s next-computed NAV, which is normally determined as of the close of regular market trading each business day. Buyers and sellers of shares will not know the value of their purchases and sales until the fund’s NAV is determined at the end of the trading day. Like mutual funds, the fund does not offer opportunities to transact intraday based at currently (versus end-of-day) determined prices. Trade prices are contingent upon the determination of NAV and may vary significantly from anticipated levels (including estimates based on intraday indicative values disseminated by the fund) during periods of market volatility. Although limit orders can be used to control differences in trade prices versus NAV, they cannot be used to control or limit trade execution prices.
Market risk. The market prices of securities held by the fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets, such as those in the United States, Europe, Asia and elsewhere, have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; measures to address U.S. federal and state budget deficits; downgrading of U.S. long-term sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and recently has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different
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governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests. Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may be negatively affected. The fund may experience a substantial or complete loss on any individual security or derivative position.
Growth style risk. The fund's investments may not have the growth potential originally expected. Growth stocks may fall out of favor with investors and underperform the overall equity market.
Portfolio selection risk. The adviser's judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.
Issuer focus risk. The fund may invest in fewer than 40 securities, and as a result, the fund's performance may be more volatile than the performance of funds holding more securities.
Risks of investments in real estate related securities. Investments in real estate securities are affected by economic conditions, interest rates, governmental actions and other factors. In addition, investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. Mortgage REITs are particularly subject to interest rate and credit risks. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. Many real estate companies, including REITs, utilize leverage.
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Fund summary
Risks of warrants and rights. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the fund loses any amount it paid for the warrant. The failure to exercise subscription rights to purchase common shares would result in the dilution of the fund’s interest in the issuing company.
Preferred stocks risk. Preferred stocks may pay fixed or adjustable rates of return. Preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stocks generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Thus, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. The market value of preferred stocks generally decreases when interest rates rise. Preferred stocks of smaller companies may be more vulnerable to adverse developments than preferred stocks of larger companies.
Risks of initial public offerings. Companies involved in initial public offerings (IPOs) generally have limited operating histories, and prospects for future profitability are uncertain. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time. The purchase of IPO shares may involve high transaction costs.
Risks of investment in other funds. Investing in other investment companies, including exchange-traded funds (ETFs), subjects the fund to the risks of investing in the underlying securities or assets held by those funds. When investing in another fund, the fund will bear a pro rata portion of the underlying fund’s expenses, in addition to its own expenses.
Debt securities risk. Factors that could contribute to a decline in the market value of debt securities in the fund include rising interest rates, if the issuer or other obligor of a security held by the fund fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. Junk bonds have a higher risk of default or are already in default and are considered speculative.
Risks of non-U.S. investments. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These
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risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, extreme price volatility, currency risks, changes in economic, political, regulatory and social conditions, terrorism, sustained economic downturns, financial instability, tax burdens, and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security. A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. In addition, voters in the United Kingdom have approved withdrawal from the European Union. Other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union.
Market segment risk. To the extent the fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a fund without the same focus.
Derivatives risk. Using stock index futures and options and other derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives may increase the volatility of the fund's net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the fund. Some derivatives have the potential for unlimited loss, regardless of the size of the fund’s initial investment. Changes in a derivative’s value may not correlate well with the referenced asset or metric. The fund also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and
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Fund summary
reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule takes effect, it could limit the ability of the fund to invest in derivatives.
Leveraging risk. The value of your investment may be more volatile and other risks tend to be compounded if the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the fund's underlying assets and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.
Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s last valuation of the investment, particularly for illiquid securities and securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued the securities or had used a different valuation methodology. The fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.
Liquidity risk. Some securities and derivatives held by the fund may be impossible or difficult to purchase, sell or unwind, particularly during times of market turmoil. Illiquid securities and derivatives also may be difficult to value. If the fund is forced to sell an illiquid asset or unwind a derivatives position to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.
Expense risk. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
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Please note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals.
An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The fund's performance
Since the fund does not yet have a full calendar year of operations, it does not disclose any performance information in this prospectus. The performance information provided by the fund in the future will give some indication of the risks of an investment in the fund by showing changes in the fund's performance from year to year and by showing how the fund’s average annual returns compare with those of a broad measure of market performance.
Management
Investment adviser	Pioneer Investment Management, Inc. (Pioneer)
Portfolio management	Andrew Acheson, Senior Vice President of Pioneer (portfolio manager of the fund since 20xx), and Paul Cloonan, Senior Vice President of Pioneer (portfolio manager of the fund since 20xx)
Purchases and sales of fund shares
Buying and selling shares in the secondary market. Shares of the fund are listed and available for trading on The NASDAQ Stock Market LLC (the “Listing Exchange”) during the Listing Exchange’s core trading session (generally 9:30 a.m. to 4:00 p.m. Eastern time). Shares may also be bought and sold on other national securities exchanges and alternative trading systems that have obtained appropriate licenses, adopted applicable rules and developed systems to support trading in fund shares. Fund shares may be purchased and sold in the secondary market only through a Broker. When buying or selling shares, you may incur trading commissions or other charges determined by your Broker. The fund does not impose any minimum investment for shares of the fund purchased in the secondary market.
Buying and selling fund shares is similar in most respects to buying and selling ETFs and listed stocks. Throughout each trading day, market makers post on an exchange bids to buy shares and offers to sell shares. Buyers and sellers submit trade orders through their Brokers. The executing trading
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Fund summary
venue matches orders received from Brokers against market maker quotes and other orders to execute trades, and reports the results of completed trades to the parties to the trade, member firms and market data services. Completed trades in fund shares clear and settle just like ETF trades and listed stock trades, with settlement normally occurring on the third following business day (T+3). Orders to buy and sell fund shares that are not executed on the day the order is submitted are automatically cancelled as of the close of trading that day.
Trading in fund shares differs from buying and selling ETFs and listed stocks in four respects:
•	how intraday prices of executed trades and bids and offers posted by market makers are expressed;
•	how to determine the number of shares to buy or sell if you seek to transact in an approximate dollar amount;
•	what limit orders mean and how limit prices are expressed; and
•	how and when the final price of executed trades is determined.
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Intraday prices and quote display format. The intraday price of executed trades and bids and offers quoted for fund shares are all expressed relative to the fund’s next-determined NAV, rather than as an absolute dollar price. As noted above, the fund’s NAV is normally determined as of the close of regular market trading each business day. As an illustration, shares of the fund may be quoted intraday at a best bid of “NAV -$0.01” and a best offer of “NAV +$0.02.” A buy order executed at the quoted offer price would, in this example, be priced at two cents over the fund’s NAV on the trade date. If the last trade in fund shares was priced at two cents over NAV (the current best offer), it would be displayed as “NAV +$0.02.”
Bid and offer quotes and prices of fund shares in NAV-based format can be accessed intraday on Broker terminals using the fund’s ticker symbol. Market data services may display bid and offer quotes and trade prices in NAV-based format or in “proxy price” format, in which NAV is represented as 100.00 and premiums/discounts to NAV are represented by the same difference from 100.00 (to illustrate, NAV-$0.01 would be shown as 99.99 and NAV+$0.02 as 100.02). Historical information about the fund’s trading costs and trading spreads is provided on its webpage on pioneerinvestments.com.
Sizing buy and sell orders. NextShares may be purchased and sold in specified share or dollar quantities, although not all Brokers may accept dollar-based orders. In share-based orders, you specify the number of fund shares to buy or sell. Like share-based ETF and listed stock orders, determining the number of Fund shares to buy or sell if you seek to transact in an approximate dollar amount requires dividing the intended purchase or sale amount by the estimated price per share. To assist buyers and sellers in estimating transaction prices, the fund makes available at intervals of not more than 15 minutes during the Listing Exchange’s regular trading session an indicative estimate of the fund’s current portfolio value (“Intraday Indicative
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Fund summary
Value” or “IIV”). IIVs can be accessed on the fund’s webpage at pioneerinvestments.com and may also be available from Brokers and market data services.
The price of a transaction in fund shares can be estimated as the sum of the most recent IIV and the current bid (for sales) or offer (for purchases). If, for example, you seek to buy approximately $15,000 of fund shares when the current IIV is $19.98 and the current offer is NAV +$0.02, you should place an order to buy 750 shares (= $15,000 ÷ $20.00). And if you seek to sell approximately $15,000 of fund shares when the current IIV is $19.98 and the current bid is NAV -$0.01, you should sell 751 shares (≈ $15,000 ÷ $19.97).
Because IIVs are estimates and will generally differ from NAV, they cannot be used to calculate with precision the dollar value of a prescribed number of shares to be bought or sold. Investors should understand that share transaction prices are based on the fund’s next-determined NAV, and that NAVs may vary significantly from IIVs during periods of intraday market volatility.
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Limit orders. A “limit order” is an order placed with a Broker to buy or sell a prescribed number of shares at a specified price or better. In entering limit orders to buy or sell fund shares, limit prices are expressed relative to NAV (i.e., NAV +$0.02, NAV -$0.01), rather than as an absolute dollar price. By using limit orders, buyers and sellers of NextShares can control their trading costs in a manner not available for ETFs.
Although limit orders can be used to control differences in trade price versus NAV, they cannot be used to control or limit absolute trade execution prices.
Final prices of executed trades. The premium or discount to NAV at which fund shares trade is locked in at the time of trade execution, with the final price contingent upon the determination of NAV at the end of the trading day. If, for example, an order to buy or sell shares executes at NAV +$0.02 and the fund’s NAV on the day of the trade is $20.00, the final trade price is $20.02.
The premium or discount to NAV at which fund shares trade depends on market factors, including the balance of supply and demand for shares among investors, transaction fees and other costs associated with creating and redeeming Creation Units, competition among market makers, the share inventory positions and inventory strategies of market makers, and the volume of share trading. NextShares do not offer investors the opportunity to buy and sell intraday at currently (versus end-of-day) determined prices. Buyers and sellers of shares will not know the final trade price of executed
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Fund summary
trades until the fund’s NAV is determined at the end of the trading day. Trading prices of shares may be above, at or below NAV, and may vary significantly from NAV during periods of market volatility.
Transactions directly with the fund. The fund issues and redeems shares only in Creation Unit blocks of xx,000 shares or multiples thereof. Creation Units may be purchased or redeemed only by or through “Authorized Participants,” which are broker-dealers or institutional investors that have entered into agreements with the fund’s distributor for this purpose. The fund issues and redeems Creation Units in return for the securities, other instruments and/or cash (the “Basket”) that the fund specifies each business day. The fund’s Basket is not intended to be representative of current holdings and may vary significantly from current portfolio positions. The fund imposes transaction fees on Creation Units issued and redeemed to offset the estimated cost to the fund of processing the transaction and converting the Basket to or from the desired portfolio composition. For more information, see “Buying and Selling Shares.”
Tax information
The fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains.
Payments to broker-dealers and other financial intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or investment professional to recommend the fund over another investment. Ask your salesperson or investment professional or visit your financial intermediary’s website for more information.
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More on the fund’s investment objective and strategies
Investment objective
Long-term capital growth.
The fund’s investment objective may be changed without shareholder approval. The fund will provide at least 30 days’ notice prior to implementing any change to its investment objective.
Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of large companies, that is, companies similar in size to issuers included in the Russell 1000 Growth Index. The Russell 1000 Growth Index (the “index”) is a large capitalization index that measures the performance of those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. On December 31, 2016, securities in the index had a market capitalization range from approximately $631 million to approximately $634 billion. On December 31, 2016, the index had a median market capitalization of approximately $9.2 billion. The size of the companies in the index changes constantly as a result of market conditions and the composition of the index. The fund's investments will not be confined to securities issued by companies included in the index.
For purposes of the fund’s investment policies, equity securities include common stocks and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks. The fund may consider an ETF as a large company for purposes of satisfying the fund’s 80% policy if the ETF invests at least 80% of its net assets in the equity securities of large companies.
The fund will provide written notice to shareholders at least 60 days prior to any change its policy to invest at least 80% of its assets in equity securities of large companies.
The fund primarily invests in securities of U.S. issuers. The fund may invest in securities of issuers in any industry or market sector. The fund may invest in fewer than 40 securities. The fund may invest in initial public offerings of equity securities. The fund may invest up to 20% of its total assets in securities of non-U.S. issuers. The fund will not invest more than
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More on the fund’s investment objective and strategies
10% of its total assets in the securities of emerging markets issuers. The fund does not count securities of Canadian issuers against the limit on investment in securities of non-U.S. issuers.
The fund may invest in debt securities. The fund invests in debt securities when Pioneer Investment Management, Inc. (Pioneer), the fund's investment adviser, believes they are consistent with the fund's investment objective of long-term capital growth, to diversify the fund's portfolio or for greater liquidity. The fund may invest up to 5% of its net assets in below investment grade debt securities (known as “junk bonds”), including below investment grade convertible debt securities and securities of issuers that are in default.
Pioneer uses a “growth” style of management and seeks to invest in securities of issuers with above average potential for earnings and revenue growth. To select growth stocks, Pioneer employs quantitative analysis, fundamental research and an evaluation of the issuer based on its financial statements and operations, utilizing a bottom-up analytic style. Among other things, the adviser focuses on an issuer’s deployment of capital and return on capital. Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting investments include:
•	Companies with experienced management teams, strong market positions and the potential to support above average earnings growth
•	A sustainable competitive advantage such as brand name, customer base, proprietary technology or economies of scale
•	Favorable expected returns relative to perceived risk
Pioneer generally sells a portfolio security when it believes that the issuer no longer offers the potential for above average earnings and revenue growth or when the adviser no longer views the issuer’s deployment of capital or return on capital as favorable. Pioneer makes that determination based upon the same criteria it uses to select portfolio securities.
The fund’s investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this prospectus or in the statement of additional information.
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Non-U.S. investments
The fund may invest in securities of non-U.S. issuers, including securities of emerging markets issuers. Non-U.S. issuers are issuers that are organized and have their principal offices outside of the United States. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations, or private issuers, and certain supranational organizations, such as the World Bank and the European Union. The fund considers emerging market issuers to include issuers organized under the laws of an emerging market country, issuers with a principal office in an emerging market country, issuers that derive at least 50% of their gross revenues or profits from goods or services produced in emerging markets or sales made in emerging markets, and emerging market governmental issuers.
Investments in REITs
REITs are companies that invest primarily in income producing real estate or real estate related loans or interests. Some REITs invest directly in real estate and derive their income from the collection of rents and capital gains on the sale of properties. Other REITs invest primarily in mortgages, including “sub-prime” mortgages, secured by real estate and derive their income from collection of interest.
Debt securities
The fund may invest in debt securities. Generally the fund may acquire debt securities that are investment grade, but the fund may invest in below investment grade debt securities (known as “junk bonds”) including below investment grade convertible debt securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by the adviser.
Derivatives
The fund may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts, swaps and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The fund may use derivatives for a variety of purposes, including:
•	In an attempt to hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates
•	As a substitute for purchasing or selling securities
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More on the fund’s investment objective and strategies
•	To attempt to increase the fund’s return as a non-hedging strategy that may be considered speculative
•	To manage portfolio characteristics (for example, the fund's exposure to various market segments)
•	As a cash flow management technique
The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.
Cash management and temporary investments
Normally, the fund invests substantially all of its assets to meet its investment objective. The fund may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the fund may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. The fund may adopt a defensive strategy when the adviser believes securities in which the fund normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions. During such periods, it may be more difficult for the fund to achieve its investment objective.
Additional investment strategies
In addition to the principal investment strategies discussed above, the fund may also use other techniques, including the following non-principal investment strategies.
Reverse repurchase agreements and borrowing
The fund may enter into reverse repurchase agreements pursuant to which the fund transfers securities to a counterparty in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price. Reverse repurchase agreements are treated as borrowings by the fund, are a form of leverage and may make the value of an investment in the fund more volatile and increase the risks of investing in the fund. The fund also may borrow money from banks or other lenders for temporary purposes. The fund may borrow up to 33 1⁄3% of its total assets. Entering into reverse repurchase agreements and other borrowing transactions may cause the fund to liquidate positions when it may not be advantageous to do so in order to satisfy its obligations or meet segregation requirements.
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Short-term trading
The fund usually does not trade for short-term profits. The fund will sell an investment, however, even if it has only been held for a short time, if it no longer meets the fund's investment criteria. If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.
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More on the risks of investing in the fund
Principal investment risks
You could lose money on your investment in the fund. As with any mutual fund, there is no guarantee that the fund will achieve its objective.
Market trading risks. Individual fund shares may be purchased and sold only on a national securities exchange or alternative trading system through a broker, and may not be directly purchased or redeemed from the fund. There can be no guarantee that an active trading market for shares will develop or be maintained, or that their listing will continue unchanged. Buying and selling shares may require the payment of brokerage commissions and expose the buyer or seller to other trading costs. Due to brokerage commissions and other trading costs, frequent trading may detract from realized investment returns. Trading prices of shares may be above, at or below NAV, will fluctuate in relation to NAV based on supply and demand in the market for shares and other factors, and may vary significantly from NAV during periods of market volatility. An investor’s realized investment returns will be reduced if the investor sells shares at a greater discount or narrower premium than he or she acquired the shares. Shares may be purchased or redeemed in transactions directly with the fund only in Creation Unit quantities by or through Authorized Participants. The fund may have a limited number of active Authorized Participants. To the extent that authorized participants withdraw and are not replaced, the shares may trade at wider premiums/discounts to NAV and may possibly face delisting.
Contingent pricing risk. Trading prices of fund shares are directly linked to the fund’s next-determined NAV, which is normally calculated as of the close of regular market trading each business day. Buyers and sellers of shares will not know the value of their purchases and sales until the fund’s NAV is determined at the end of the trading day. Like mutual funds, the fund does not offer opportunities to transact intraday based at currently (versus end-of-day) determined prices. Trade prices are contingent upon the determination of NAV and may vary significantly from anticipated levels (including estimates based on intraday indicative values as described below under “Buying and Selling Shares”) during periods of market volatility. Although limit orders can be used to control differences in trade price versus NAV, they cannot be used to control or limit trade execution prices.
Market risk. The market prices of securities held by the fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond
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markets or adverse investor sentiment. Changes in market conditions may not have the same impact on all types of securities. The market prices of securities may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). In the past several years, financial markets, such as those in the United States, Europe, Asia and elsewhere, have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; measures to address U.S. federal and state budget deficits; downgrading of U.S. long-term sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and recently has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests. Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may be negatively affected. The fund may experience a substantial or complete loss on any individual security or derivative position.
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More on the risks of investing in the fund
Growth style risk. The fund's investments may not have the growth potential originally expected. Growth stocks may fall out of favor with investors and underperform the overall equity market.
Portfolio selection risk. The adviser's judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.
Issuer focus risk. The fund may invest in fewer than 40 securities, and as a result, the fund's performance may be more volatile than the performance of funds holding more securities.
Risks of investments in real estate related securities. The fund has risks associated with the real estate industry. Although the fund does not invest directly in real estate, it may invest in REITs and other equity securities of real estate industry issuers. These risks may include:
•	The U.S. or a local real estate market declines due to adverse economic conditions, foreclosures, overbuilding and high vacancy rates, reduced or regulated rents or other causes
•	Interest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT's fixed income investments
•	The values of properties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses
•	A REIT in the fund's portfolio is, or is perceived by the market to be, poorly managed
•	If the fund's real estate related investments are concentrated in one geographic area or property type, the fund will be particularly subject to the risks associated with that area or property type
REITs can generally be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest primarily in real property and derive income mainly from the collection of rents. They may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. Mortgage REITs invest primarily in mortgages and similar real estate interests and derive income primarily from interest payments. Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates. Mortgage REITs are subject to the risks of default
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of the mortgages or mortgage-related securities in which they invest, and REITs that invest in so-called “sub-prime” mortgages are particularly subject to this risk. Hybrid REITs invest both in real property and in mortgages.
Investing in REITs involves certain unique risks. REITs are dependent on management skills, are not diversified and are subject to the risks of financing projects. REITs are typically invested in a limited number of projects or in a particular market segment or geographic region, and therefore are more susceptible to adverse developments affecting a single project, market segment or geographic region than more broadly diversified investments. REITs are subject to heavy cash flow dependency, defaults by mortgagors or other borrowers and tenants, self-liquidation and the possibility of failing to qualify for certain tax and regulatory exemptions. REITs may have limited financial resources and may experience sharper swings in market values and trade less frequently and in a more limited volume than securities of larger issuers. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. Such expenses are not shown in “Annual fund operating expenses” above.
Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a real estate company’s operations and market value. Mortgage REITs tend to be more leveraged than equity REITs. In addition, many mortgage REITs manage their interest rate and credit risks through the use of derivatives and other hedging techniques. In addition, capital to pay or refinance a REIT’s debt may not be available or reasonably priced. Financial covenants related to real estate company leveraging may affect the company’s ability to operate effectively.
Risks of warrants and rights. Warrants and rights give the fund the right to buy stock. A warrant specifies the amount of underlying stock, the purchase (or “exercise”) price, and the date the warrant expires. The fund has no obligation to exercise the warrant and buy the stock. A warrant has value only if the fund is able to exercise it or sell it before it expires. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock.
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More on the risks of investing in the fund
Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.
The fund may purchase securities pursuant to the exercise of subscription rights, which allow an issuer’s existing shareholders to purchase additional common stock at a price substantially below the market price of the shares. The failure to exercise subscription rights to purchase common stock would result in the dilution of the fund’s interest in the issuing company. The market for such rights is not well developed and, accordingly, the fund may not always realize full value on the sale of rights.
Preferred stocks risk. Preferred stocks may pay fixed or adjustable rates of return. Preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stocks generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Thus, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. The market value of preferred stocks generally decreases when interest rates rise. Preferred stocks of smaller companies may be more vulnerable to adverse developments than preferred stocks of larger companies.
Risks of initial public offerings. Companies involved in initial public offerings (IPOs) generally have limited operating histories, and prospects for future profitability are uncertain. Information about the companies may be available for very limited periods. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time. Further, stocks of newly-public companies may decline shortly after the IPO. There is no assurance that the fund will have access to IPOs. The purchase of IPO shares may involve high transaction costs. Because of the price volatility of IPO shares, the fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the portfolio and may lead to increased expenses to the fund, such as commissions and transaction costs. The market for IPO shares can be speculative and/or inactive for extended periods of time. There may be only a limited number of shares available for trading. The limited number of shares available for trading in some IPOs may also make it more difficult for the fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices.
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Risks of investment in other funds. Investing in other investment companies, including exchange-traded funds (ETFs), subjects the fund to the risks of investing in the underlying securities or assets held by those funds. When investing in another fund, the fund will bear a pro rata portion of the underlying fund’s expenses, in addition to its own expenses. ETFs are bought and sold based on market prices and can trade at a premium or a discount to the ETF’s net asset value.
Debt securities risk. Factors that could contribute to a decline in the market value of debt securities in the fund include rising interest rates, if the issuer or other obligor of a security held by the fund fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. Junk bonds involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities; they may also be more difficult to value. Junk bonds have a higher risk of default or are already in default and are considered speculative.
Risks of non-U.S. investments. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include:
•	Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
•	Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the adviser may not be able to sell the fund's securities at times, in amounts and at prices it considers reasonable
•	Adverse effect of currency exchange rates or controls on the value of the fund's investments, or its ability to convert non-U.S. currencies to U.S. dollars
•	The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
•	Economic, political, regulatory and social developments may adversely affect the securities markets
•	It may be difficult for the fund to pursue claims or enforce judgments against a foreign bank, depository or issuer of a security, or any of their agents, in the courts of a foreign country
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More on the risks of investing in the fund
•	Withholding and other non-U.S. taxes may decrease the fund's return. The value of the fund’s foreign investments also may be affected by U.S. tax considerations and restrictions in receiving investment proceeds from a foreign country
•	Some markets in which the fund may invest are located in parts of the world that have historically been prone to natural disasters that could result in a significant adverse impact on the economies of those countries and investments made in those countries
•	It is often more expensive for the fund to buy, sell and hold securities in certain foreign markets than in the United States
•	A governmental entity may delay, or refuse or be unable to pay, interest or principal on its sovereign debt due to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms
•	Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security. In addition, depositary receipts may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange
•	A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. Additional EU member countries may also fall subject to such difficulties. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. In addition, voters in the United Kingdom have approved withdrawal from the EU. Other countries may seek to withdraw from the EU and/or abandon the euro, the common currency of the EU. These events could negatively affect the value and liquidity of the fund’s investments, particularly in euro-denominated securities and derivative contracts, securities of issuers located in the EU or with significant exposure to EU issuers or countries
Market segment risk. To the extent the fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation, than a fund without the same focus. For example, industries in the financial segment, such as banks, insurance companies,
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broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.
Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are generally subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.
Industries in the consumer discretionary segment, such as consumer durables, hotels, restaurants, media, retailing and automobiles, may be significantly affected by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.
Industries in the health care segment, such as health care supplies, health care services, biotechnology and pharmaceuticals, may be significantly affected by government regulation and reimbursement rates, approval of products by government agencies, and patent expirations and litigation.
Industries in the consumer staples segment, such as food and drug retailing, beverages, food and tobacco products, household products and personal products, are subject to government regulation affecting ingredients and production methods. These industries also may be affected by competition, changes in consumer tastes and other factors affecting supply and demand, and litigation.
Derivatives risk. Using stock index futures and options and other derivatives exposes the fund to special risks and costs and may result in losses to the fund, even when used for hedging purposes. Using derivatives can increase losses and reduce opportunities for gain when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the fund, especially in abnormal market conditions. Using derivatives can have a leveraging effect (which may increase investment losses) and increase the fund’s volatility, which is the degree to which the fund’s share price may fluctuate within a short time period. Certain derivatives have the potential for unlimited loss, regardless of the size of the fund’s initial investment. If changes in a derivative’s value do not correspond to changes in the value of the fund’s other investments or do not correlate well with the underlying assets, rate or index, the fund may
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More on the risks of investing in the fund
not fully benefit from, or could lose money on, or could experience unusually high expenses as a result of, the derivative position. The other parties to certain derivative transactions present the same types of credit risk as issuers of fixed income securities. Derivatives also tend to involve greater liquidity risk and they may be difficult to value. The fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivatives will not have liquidity beyond the counterparty to the instrument. Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Risks associated with the use of derivatives are magnified to the extent that an increased portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.
The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivative markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, may limit their availability or utility or otherwise adversely affect their performance, or may disrupt markets. The fund may be exposed to additional risks as a result of the additional regulations. The extent and impact of the regulations are not yet fully known and may not be for some time. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule takes effect, it could limit the ability of the fund to invest in derivatives.
The fund will be required to maintain its positions with a clearing organization through one or more clearing brokers. The clearing organization will require the fund to post margin and the broker may require the fund to post additional margin to secure the fund’s obligations. The amount of margin required may change from time to time. In addition, cleared transactions may be more expensive to maintain than over-the-counter transactions and may require the fund to deposit larger amounts of margin. The fund may not be able to recover margin amounts if the broker has financial difficulties. Also, the broker may require the fund to terminate a derivatives position under certain circumstances. This may cause the fund to lose money. The fund's ability to use certain derivative instruments currently is limited by Commodity Futures Trading Commission rules.
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Leveraging risk. The value of your investment may be more volatile and other risks tend to be compounded if the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the fund's underlying assets and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.
Valuation risk. Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ – higher or lower – from the fund’s last valuation of the investment, and such differences could be significant, particularly for illiquid securities and securities that trade in thin markets and/or markets that experience extreme volatility. The fund may value investments using fair value methodologies. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the market on which they are valued, but before the fund determines its net asset value. The fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.
Liquidity risk. Liquidity risk is the risk that particular investments, or investments generally, may be impossible or difficult to purchase or sell. Although most of the fund’s securities and other investments must be liquid at the time of investment, securities and other investments may become illiquid after purchase by the fund, particularly during periods of market turmoil. Liquidity and value of investments can deteriorate rapidly. When the fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets. If the fund is forced to sell or unwind these investments to meet redemptions or for other cash needs, the fund may suffer a loss. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. In addition, when there is illiquidity in the market for certain securities and
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More on the risks of investing in the fund
other investments, the fund, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector.
Cash management risk. The value of the investments held by the fund for cash management or temporary defensive purposes may be affected by market risks, changing interest rates and by changes in credit ratings of the investments. To the extent that the fund has any uninvested cash, the fund would be subject to credit risk with respect to the depository institution holding the cash. If the fund holds cash uninvested, the fund will not earn income on the cash and the fund’s yield will go down. During such periods, it may be more difficult for the fund to achieve its investment objective.
Expense risk. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
To learn more about the fund's investments and risks, you should obtain and read the statement of additional information. Please note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals.
Disclosure of portfolio holdings
The fund's policies and procedures with respect to disclosure of the fund's securities are described in the statement of additional information.
Due to lags in reporting, the fund’s actual holdings may vary significantly from the most recent publicly disclosed portfolio composition. As described below under “Additional Information about NextShares – How NextShares Compare to ETFs,” the fund does not disclose portfolio holdings daily. The Basket used in creations and redemptions of fund shares is not intended to be representative of current portfolio holdings and may vary significantly from the fund’s current holdings.
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Additional information about NextShares
Description of NextShares. The fund operates pursuant to an exemptive order issued by the SEC granting Pioneer NextShares Series Trust I (the “Trust”) and Pioneer an exemption from certain provisions of the 1940 Act. NextShares operate as follows:
•	NextShares are pooled investment funds that generally follow an active management style, seeking to outperform their designated benchmark and other funds with similar investment profiles;
•	NextShares funds value their shares at the end of each business day by dividing the current value of fund assets, less liabilities by the number of shares outstanding (referred to as “net asset value per share” or “NAV”);
•	Investors may purchase and sell shares of a NextShares fund on a national securities exchange or alternative trading system through a Broker. Individual shares may not be directly purchased or redeemed from the issuing fund;
•	Trading prices of NextShares are directly linked to the fund’s next end-of-day NAV utilizing a patented trading approach called “NAV-based trading.” In NAV-based trading, all trades are executed at the fund’s next computed NAV plus or minus a trading cost (i.e., a premium or discount to NAV) determined at the time of trade execution. For each NextShares trade, the final transaction price is determined once NAV is computed. Buyers and sellers will not know the value of their purchases and sales until the end of the trading day. See “Buying and Selling Shares” below;
•	The premium or discount to NAV at which NextShares transactions are executed will depend on market factors, including the balance of supply and demand for shares among investors, transaction fees and other costs associated with creating and redeeming Creation Units of shares, competition among market makers, the share inventory positions and inventory strategies of market makers, and the volume of share trading. Reflecting these and other market factors, prices of shares in the secondary market may be above, at or below NAV. NextShares do not offer the opportunity to transact intraday at prices determined at time of trade execution;
•	NextShares issue and redeem shares only in transactions by or through Authorized Participants in designated Creation Unit blocks of shares in exchange for the Basket of securities, other instruments and/or cash currently specified by the fund. Transactions may be effected partially or entirely in cash when in-kind delivery is not practicable or deemed not in the best interests of shareholders. NextShares issue and redeem Creation Units of shares at NAV, plus or minus a transaction fee that is intended
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Additional information about NextShares
to cover the fund’s cost of processing the transaction and converting the Basket to or from the desired composition. See “Buying and Selling Shares” below; and
•	Prior to the beginning of market trading each business day, each NextShares fund will disclose the Basket that it will accept from and deliver to Authorized Participants to settle purchases and redemptions of Creation Units on that day. See “Buying and Selling Shares” below. The Basket is not intended to represent current holdings and may vary significantly from the fund’s current portfolio positioning.
NextShares funds seek to enhance their performance by utilizing a cost- and tax-efficient structure and by maintaining the confidentiality of current portfolio trading information. NextShares are designed to be long-term investment vehicles and are not suited for short-term trading. As described below, there are important differences between NextShares and ETFs and mutual funds.
Investors should be aware that the investments made, and performance results achieved by NextShares funds may differ from those of other funds for which the investment adviser (or an affiliate) acts as investment adviser, including funds with similar names, investment objectives and policies.
How NextShares compare to mutual funds. Mutual fund shares may be purchased and redeemed directly from the issuing fund for cash at the next-determined NAV. NextShares, by contrast, cannot be directly purchased or redeemed except by or through Authorized Participants in Creation Unit quantities in exchange for the specified Basket. Unlike NextShares, mutual fund shares do not trade on an exchange. Because trading prices of NextShares may vary from NAV and commissions may apply, NextShares may be more expensive to buy and sell than mutual funds. Like mutual funds, NextShares may be bought or sold in specified share or dollar quantities, although not all Brokers may accept dollar-based orders.
Relative to investing in mutual funds, the NextShares structure offers certain potential advantages that may translate into improved performance and higher tax efficiency. More specifically:
•	NextShares have a single class of shares with no sales loads or distribution and service (12b-1) fees;
•	Because they are set up to take advantage of the highly efficient share processing system of the Depositary Trust Company (“DTC”) used for publicly traded stocks and ETFs, NextShares are expected to operate with lower transfer agency expenses than incurred by most mutual funds;
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•	Unlike most mutual funds, NextShares are designed to protect fund performance from dilution in connection with shareholder inflows and outflows. For mutual funds, the costs of accommodating shareholder flows include the incremental trading costs incurred by the fund to resize its portfolio positions in response to inflows and outflows, and the foregone returns on portfolio cash held for flow-related reasons. In the NextShares structure, flow-related fund costs can be minimized by issuing and redeeming shares in-kind, and substantially offset by imposing transaction fees on direct purchases and redemption of shares; and
•	The Internal Revenue Code provides that a fund’s distributions of appreciated property to meet redemptions do not result in recognition by the fund of capital gains on the distributed property. NextShares funds generally meet redemptions by distributing securities and other instruments, while mutual funds typically meet redemptions with cash. To raise cash for redemptions, a mutual fund may be required to sell appreciated fund assets and thereby realize capital gains. By avoiding this adverse tax effect, NextShares that utilize in-kind redemptions may achieve higher tax efficiency than a mutual fund that meets redemptions with cash. Not all NextShares funds may meet redemptions in kind. NextShares funds that meet redemptions entirely in cash should not be expected to be more tax efficient than similar mutual funds.
How NextShares compare to ETFs. Similar to ETFs, NextShares are issued and redeemed in Creation Unit quantities and trade throughout the day on an exchange. Unlike ETFs, trading prices of NextShares are directly linked to the fund’s next end-of-day NAV using NAV-based trading. As described above, in NAV-based trading, all trades are executed at NAV plus or minus a trading cost (i.e., a premium or discount to NAV) determined at the time of trade execution. Different from ETFs, NextShares do not offer opportunities to transact intraday based on currently (versus end-of-day) determined prices. Buyers and Sellers of NextShares will not know the value of their purchases and sales until NAV is determined at the end of the trading day.
•	Different from ETFs, NextShares offer market makers a profit opportunity that does not require the management of intraday market risk. To realize profits from NextShares market making, a market maker holding positions in NextShares accumulated intraday need only transact with the fund to purchase (or redeem) a corresponding number of Creation Units, buy (sell) the equivalent quantities of Basket instruments at market-closing or better prices, and dispose of any remaining sub-Creation Unit share inventory through secondary market transactions prior to the close. Because
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Additional information about NextShares
making markets in NextShares is simple to manage and low risk, competition among market makers seeking to earn reliable, low-risk profits should enable NextShares to routinely trade at tight bid-ask spreads and narrow premiums or discounts to NAV;
•	Unlike actively managed ETFs, NextShares are not required to disclose their full holdings on a daily basis, thereby protecting fund shareholders against the potentially dilutive effects of other market participants front-running the fund’s trades. Because the mechanism that underlies efficient trading of NextShares does not involve non-Basket instruments, the need for portfolio holdings disclosure to achieve tight markets in NextShares is eliminated;
•	Like ETFs, only an Authorized Participant may transact directly with a NextShares fund. A fund may have a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the fund and no other Authorized Participant is able to step forward to create or redeem, shares may trade at a discount to NAV and possibly face delisting; and
•	Different from conventional ETF trading, the NAV-based trading employed for NextShares provides built-in trade execution cost transparency and the ability to control transaction costs using limit orders. This feature of NextShares distinguishes them from ETFs, for which the variance between market prices and underlying portfolio values is not always known to individual investors and cannot be controlled by them.
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Management
Investment adviser
Pioneer, the fund's investment adviser, selects the fund's investments and oversees the fund's operations.
Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2016, assets under management were approximately $241 billion worldwide, including over $68 billion in assets under management by Pioneer (and its U.S. affiliates).
Pioneer’s main office is at 60 State Street, Boston, Massachusetts 02109.
The firm’s U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.
Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the fund's Board of Trustees, to hire and terminate a subadviser that is not affiliated with Pioneer (an “unaffiliated subadviser”) or to materially modify an existing subadvisory contract with an unaffiliated subadviser for the fund without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any unaffiliated subadviser.
Portfolio management
Day-to-day management of the fund's portfolio is the responsibility of Andrew Acheson (portfolio manager of the fund since 20xx) and Paul Cloonan (portfolio manager of the fund since 20xx). The portfolio managers may draw upon the research and investment management expertise of the research team, which provides fundamental and quantitative research on companies on a global basis and includes members from one or more of Pioneer's affiliates. Mr. Acheson, a Senior Vice President, joined Pioneer as a portfolio manager in May 2001 and has been an investment professional since 1994. Mr. Cloonan, a Senior Vice President of Pioneer, joined Pioneer in 1997.
The fund’s statement of additional information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the fund.
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Management
Management fee
The fund pays Pioneer a fee for managing the fund and to cover the cost of providing certain services to the fund. Pioneer’s annual fee is equal to 0.65% of the fund’s average daily net assets up to $1 billion and 0.60% of the fund’s average daily net assets over $1 billion. The fee is accrued daily and paid monthly.
A discussion regarding the basis for the Board of Trustees’ approval of the management contract will be available in the fund's semiannual report to shareholders, for the period ended xxxxxxxxx, 20xx.
Distributor
[______________] (the “Distributor”) is the fund’s distributor. The Distributor distributes Creation Units of the fund, but does not maintain a secondary market in shares of the fund. The Distributor’s principal address is [______________].
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Related performance information
Related performance information
Pioneer is the investment adviser to a mutual fund that has substantially similar investment objectives, policies and strategies as Pioneer Fundamental Growth NextShares (a “similarly managed fund”). Set forth below is performance information for the similarly managed fund. This performance information is provided to illustrate the past performance of Pioneer in managing a substantially similar investment mandate and should not be considered as an indication of future performance of the fund or the investment adviser. The performance shown below reflects the deduction of the total expenses of the similarly managed fund (including the investment advisory fee) [, which are higher than the estimated total expenses of the fund (net of expense reimbursement).] [If the similarly managed fund had been subject to the same fees and expenses as the fund, the performance shown below would have been higher.] The similarly managed fund performance shown is for a share class offered at net asset value. The similarly managed fund performance was calculated in accordance with the Securities and Exchange Commission’s standardized method for calculating mutual fund performance.
The performance of the similarly managed fund is shown in the table below for the stated periods ended [December 31, 2015]. Also shown is the performance of one or more broad-based securities indices used as the similarly managed fund’s benchmark.
	1 Year	5 Years	10 Years
Pioneer Fundamental Growth Fund [1]	x.xx	x.xx	x.xx
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	x.xx	x.xx	x.xx
1. Assets in the similarly managed fund as of December 31, 2015 were approximately $3.1 billion.
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Pricing of shares
Net asset value
The fund's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The fund calculates a net asset value for each class of shares every day the New York Stock Exchange is open as of the scheduled close of regular trading (normally 4:00 p.m. Eastern time). If the New York Stock Exchange closes at another time, the fund will calculate a net asset value for each class of shares as of the scheduled closing time. On days when the New York Stock Exchange is closed for trading, including certain holidays listed in the statement of additional information, a net asset value is not calculated. The fund’s most recent net asset value is available on the fund’s website, us.pioneerinvestments.com.
As described under “Buying and Selling Shares” below, fund shares trade in the secondary market at the Fund’s next-computed NAV plus or minus a trading cost (i.e., a premium or discount to NAV) determined at the time of trade execution. Investors transacting in fund shares will be informed of their final trade price after the fund’s NAV is determined at the end of the trading day.
The fund generally values its equity securities and certain derivative instruments that are traded on an exchange using the last sale price on the principal exchange on which they are traded. Equity securities that are not traded on the date of valuation, or securities for which no last sale prices are available, are valued at the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale, bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods. The fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
The fund generally values debt securities and certain derivative instruments by using the prices supplied by independent third party pricing services. A pricing service may use market prices or quotations from one or more brokers or other sources, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading
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patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.
To the extent that the fund invests in shares of other mutual funds that are not traded on an exchange, such shares of other mutual funds are valued at their net asset values as provided by those funds. The prospectuses for those funds explain the circumstances under which those funds will use fair value pricing methods and the effects of using fair value pricing methods.
The valuations of securities traded in non-U.S. markets and certain fixed income securities will generally be determined as of the earlier closing time of the markets on which they primarily trade. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 3:00 p.m. (Eastern time). Non-U.S. markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem fund shares.
When independent third party pricing services are unable to supply prices for an investment, or when prices or market quotations are considered by Pioneer to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers. When such prices or quotations are not available, or when they are considered by Pioneer to be unreliable, the fund uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. The fund also may use fair value methods if it is determined that a significant event has occurred between the time at which a price is determined and the time at which the fund’s net asset value is calculated. Because the fund may invest in securities rated below investment grade — some of which may be thinly traded and for which prices may not be readily available or may be unreliable — the fund may use fair value methods more frequently than funds that primarily invest in securities that are more widely traded. Valuing securities using fair value methods may cause the net asset value of the fund’s shares to differ from the net asset value that would be calculated only using market prices.
The prices used by the fund to value its securities may differ from the amounts that would be realized if these securities were sold and these differences may be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility.
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Buying and selling shares
Trading in the secondary market. Shares of the fund are listed and available for trading on the Listing Exchange during its core trading session (generally 9:30 a.m. until 4:00 p.m. Eastern time). Shares may also be bought and sold on other national securities exchanges and alternative trading systems that have obtained appropriate licenses, adopted applicable rules and developed systems to support trading in fund shares. There can be no guarantee that an active trading market will develop or be maintained, or that the fund’s listing will continue or remain unchanged. The fund does not impose any minimum investment for shares of the fund purchased in the secondary market.
Fund shares may be purchased and sold in the secondary market only through a Broker. When buying or selling shares, you may incur trading commissions or other charges determined by your Broker. Due to applicable brokerage charges and other trading costs, frequent trading may detract from realized investment returns. Trading commissions are frequently a fixed dollar amount, and therefore may be proportionately more costly when buying or selling small amounts of shares.
When you buy or sell fund shares in the secondary market, you will pay or receive the fund’s next-computed NAV plus or minus a trading cost (i.e., premium or discount to NAV) determined at the time of trade execution. The final price of each purchase and sale of fund shares is determined and confirmed after calculation of that day’s NAV.
The premium or discount to NAV at which the fund’s share transactions are executed will depend on market factors, including the balance of supply and demand for shares among investors, transaction fees and other costs associated with creating and redeeming Creation Units of shares, competition among market makers, the share inventory positions and inventory strategies of market makers, and the volume of share trading. The cost to buy shares (i.e., premium to NAV) will generally increase when there is an imbalance of buyers over sellers and as the costs of creating Creation Units increase. The cost to sell shares (i.e., discount below NAV) will generally increase when there is an imbalance of sellers over buyers and as the costs of redeeming Creation Units increase. Reflecting these and other market factors, prices for fund shares in the secondary market may be above, at or below NAV. Trading premiums and discounts to the fund’s NAV may be significant. Different from how fund shares trade, purchases and sales of mutual fund shares are made at the next-determined NAV and transactions in shares of ETFs are priced intraday and not directly related to the ETF’s NAV.
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Information regarding the trading history of fund shares is available on the fund’s website at us.pioneerinvestments.com. Each business day, the website displays the prior business day’s NAV and the following trading information for such day:
−	intraday high, low, average and closing prices of shares in exchange trading, expressed as premiums/discounts to NAV;
−	the midpoint of the highest bid and lowest offer prices as of the close of exchange trading, expressed as a premium/discount to NAV;
−	the spread between highest bid and lowest offer prices as of the close of exchange trading; and
−	volume of shares traded.
The website also includes charts showing the frequency distribution and range of values of NAV-based trading prices, closing bid/ask midpoints and closing bid/ask spreads over time. This trading information is intended to provide useful information to current buyers and sellers of fund shares.
Trading prices of shares are directly linked to the fund’s next-computed NAV, which is normally determined as of the close of regular market trading each business day. Buyers and sellers of shares will not know the value of their purchases and sales until the fund’s NAV is determined at the end of the trading day. Trade prices are contingent upon the determination of NAV and may vary significantly from anticipated levels (including estimates based on intraday indicative values as described below) during periods of market volatility. Although limit orders can be used to control differences in trade price versus NAV, they cannot be used to control or limit trade execution prices.
The Listing Exchange is generally open for trading Monday through Friday of each week, except that it is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. A “Business Day” with respect to the fund’s secondary market trading and transaction in Creation Units is each day the Listing Exchange is open. Orders from Authorized Participants to create or redeem Creation Units will only be accepted on a Business Day. On days when the Listing Exchange closes earlier than normal, the fund may require orders to create or redeem Creation Units to be placed earlier in the day. See the Statement of Additional Information for more information.
Shares of the fund may be acquired from the fund through the Distributor or redeemed from the fund only in Creation Units or multiples thereof, as discussed in “Creations and Redemptions” below.
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Buying and selling shares
Intraday indicative values. At periodic intervals of not more than 15 minutes during the Listing Exchange’s regular trading session, an indicative estimate of the fund’s current portfolio value will be disseminated. The IIV calculations are estimates of the real-time value of the fund’s underlying holdings based on current market prices, and should not be viewed as a projection of NAV, which is calculated only once a day. The purpose of IIVs is to help investors determine the number of shares to buy or sell if they want to transact in an approximate dollar amount. Because IIVs will generally differ from the end-of-day NAV of the fund, they cannot be used to calculate with precision the dollar value of a prescribed number of shares to be bought or sold. Investors should understand that share transaction prices are based on closing NAVs, and that NAVs may vary significantly from IIVs during periods of market volatility. Neither the fund, the Trust or any of their affiliates are involved in, or responsible for, the calculation or dissemination of IIVs nor make any warranty as to their accuracy. An inaccuracy in an IIV could result from various factors, including difficulty pricing portfolio instruments on an intraday basis.
Creations and redemptions. The fund issues and redeems shares only in Creation Unit blocks of xx,000 shares or multiples thereof. Creation Units may be purchased or redeemed only by or through Authorized Participants. Each Authorized Participant must enter into an Authorized Participant agreement with the Distributor. A creation transaction, which is subject to acceptance by the fund’s Distributor, generally takes place when an Authorized Participant submits an order in proper form and deposits into the fund the Basket of securities, other instruments and/or cash that the fund specifies for that day.
To preserve the confidentiality of the fund’s trading activities, the investment adviser anticipates that the Basket will normally not be a pro rata slice of the fund’s portfolio positions and may vary significantly from the fund’s current portfolio. Securities being acquired will generally be excluded from the Basket until their purchase is completed and securities being sold may not be removed from the Basket until the sale program is substantially completed. Further, when deemed by the investment adviser to be in the best interest of the fund and its shareholders, other portfolio positions may be excluded from the Basket. The fund’s Basket will be available on the fund’s website each day. Whenever portfolio positions are excluded from the Basket, the Basket may include proportionately more cash than is in the portfolio, with such additional cash substituting for the excluded portfolio positions. See “Buying and Selling Shares - Purchase and Redemption of Creation Units” in the Statement of Additional Information. By not disclosing
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its full holdings currently, the fund can maintain the confidentiality of portfolio trading information and mitigate the potentially dilutive effects of other market participants front-running the fund’s trades.
Shares may be redeemed only in Creation Units in exchange for the current Basket as described above, provided that the fund may permit an Authorized Participant to deliver or receive cash in lieu of some or all of the Basket instruments in limited circumstances as described under “Buying and Selling Shares – Payment” in the Statement of Additional Information. Except when aggregated in Creation Units, shares are not redeemable by the fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in proper form, plus or minus the applicable transaction fee (see “Transaction Fees” below). Transactions in Creation Units are not subject to a sales charge.
A creation or redemption order is considered to be in proper form if all procedures set forth in this prospectus, the Authorized Participant agreement, order form and Statement of Additional Information are properly followed. For an order to be in proper form, the order must be submitted by an authorized person of an Authorized Participant and include all required information prior to the designated cut-off time (e.g., identifying information of the Authorized Participant and authorized person, fund the order relates to, type of order, number of Creation Units being issued or redeemed, and personal identification number, signature and/or other means of identification of the authorized person). See “Additional Tax Information” for information regarding taxation of transactions in Creation Units.
The fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with securities, including that the securities accepted for deposit and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Further, a shareholder that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive fund securities that are restricted securities eligible for resale under Rule 144A.
An Authorized Participant must be either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation (“NSCC”) or a DTC participant, and must have executed an Authorized Participant agreement with the Distributor with respect to creations and redemptions
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Buying and selling shares
of Creation Units. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Statement of Additional Information.
Because new shares may be issued on an ongoing basis, at any point during the life of the fund a “distribution,” as such term is used in the 1933 Act, may occur. Brokers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether a party is an underwriter must take into account all the relevant facts and circumstances of each particular case. Brokers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
The fund does not impose any restrictions on the frequency of purchases and redemptions of Creation Units; however, the fund reserves the right to reject or limit purchases at any time. When considering that no restriction on frequent purchases and redemptions is necessary, the Board of Trustees of the Trust (the “Board”) evaluated the risks posed by market timing activities, such as whether frequent purchases and redemptions would interfere with the efficient implementation of the fund’s investment strategy, or whether they would cause the fund to experience increased transaction costs. The Board considered that, unlike most mutual funds, the fund charges transaction fees on purchases and redemptions that are designed to protect the fund from the associated dilution (see “Transaction Fees” below). Given the fund’s structure and use of transaction fees, the Board has determined that it is unlikely that attempts to market time the fund by shareholders will materially harm the fund or its shareholders.
Transaction fees. Purchasers and redeemers of Creation Units are charged a transaction fee to cover the estimated cost to the fund of processing the purchase or redemption, including costs charged to it by NSCC or DTC, and the estimated transaction costs (i.e., brokerage commissions, bid-ask spread
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and market impact trading costs) incurred in converting the Basket to or from the desired portfolio composition. The transaction fee is determined daily and will be limited to amounts approved by the Board and determined by the investment adviser to be appropriate to defray the expenses that the fund incurs in connection with the purchase or redemption. The fund’s transaction fee will be available on the fund’s website each day. The purpose of transaction fees is to protect the fund’s existing shareholders from the dilutive costs associated with the purchase and redemption of Creation Units. The amount of transaction fees will differ among NextShares funds and may vary over time for the fund depending on the estimated trading costs for its portfolio positions and Basket, processing costs and other considerations. Transaction fees may include fixed amounts per creation or redemption event, amounts varying with the number of Creation Units purchased or redeemed, and amounts varying based on the time an order is placed. Funds that substitute cash for Basket instruments may impose higher transaction fees on the substituted cash amount. Higher transaction fees may apply to purchases and redemptions through DTC than through the NSCC.
Book entry. Fund shares are held in book-entry form, which means that no stock certificates are issued. DTC serves as the securities depository for shares of the fund. DTC, or its nominee, is the record owner of all outstanding shares of the fund and is recognized as the owner of all shares for all purposes. Investors owning shares of the fund are beneficial owners as shown on the records of DTC or DTC participants. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. To exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other exchange-traded securities that you hold in book-entry or “street name” form.
Investments by registered investment companies. The fund is a registered investment company under the 1940 Act. Accordingly, purchases of fund shares by other registered investment companies and companies relying on Section 3(c)(1) or 3(c)(7) of the 1940 Act are subject to the restrictions set forth in Section 12(d)(1) of the 1940 Act, except as permitted by an exemptive order of the SEC. The Trust has received exemptive relief to
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Buying and selling shares
permit registered investment companies to invest in Fund shares beyond the limits of Section 12(d)(1)(A) of the 1940 Act, subject to certain terms and conditions, including that the registered investment company first enters into a written agreement with the Trust regarding the terms of the investment in fund shares.
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Distribution
The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and is the “principal underwriter” for the Trust in connection with the issuance of Creation Units of each fund.
All orders to purchase Creation Units of the fund must be placed with the Transfer Agent by or through an Authorized Participant, and it is the responsibility of the Transfer Agent to transmit such orders to the fund. The Transfer Agent furnishes to those placing such orders confirmation that the orders have been accepted, but the Transfer Agent may reject any order that is not submitted in proper form.
The Distributor is responsible for delivering a copy of the fund’s prospectus to Authorized Participants purchasing Creation Units and the Transfer Agent and the Distributor are responsible for maintaining records of the orders placed and any confirmations of acceptance furnished. In addition, the Custodian will maintain a record of the instructions given to the fund to implement the delivery of Creation Units.
Additional payments to financial intermediaries
Your financial intermediary may receive compensation from the fund, Pioneer or its affiliates for the sale of fund shares and related services. Compensation may include sales commissions and distribution and service (Rule 12b-1) fees, as well as compensation for administrative services and transaction processing.
Pioneer or its affiliates may make additional payments to your financial intermediary. These payments may provide your financial intermediary with an incentive to favor the Pioneer funds over other mutual funds or assist the distributor in its efforts to promote the sale of the fund’s shares. Financial intermediaries include broker-dealers, banks (including bank trust departments), registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.
Pioneer or its affiliates make these additional payments (sometimes referred to as “revenue sharing”) to financial intermediaries out of its own assets, which may include profits derived from services provided to the fund, or from the retention of a portion of sales charges or distribution and service fees. Pioneer may base these payments on a variety of criteria, including the amount of sales or assets of the Pioneer funds attributable to the financial intermediary or as a per transaction fee.
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Distribution
Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Pioneer’s promotional efforts. Pioneer also may compensate financial intermediaries (in addition to amounts that may be paid by the fund) for providing certain administrative services and transaction processing services.
Pioneer may benefit from revenue sharing if the intermediary features the Pioneer funds in its sales system (such as by placing certain Pioneer funds on its preferred fund list or giving access on a preferential basis to members of the financial intermediary’s sales force or management). In addition, the financial intermediary may agree to participate in the distributor’s marketing efforts (such as by helping to facilitate or provide financial assistance for conferences, seminars or other programs at which Pioneer personnel may make presentations on the Pioneer funds to the intermediary’s sales force). To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients’ accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer funds’ assets. The intermediary may earn a profit on these payments if the amount of the payment to the intermediary exceeds the intermediary’s costs.
The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the fund’s statement of additional information. Your intermediary may charge you additional fees or commissions other than those disclosed in this prospectus. Intermediaries may categorize and disclose these arrangements differently than in the discussion above and in the statement of additional information. You can ask your financial intermediary about any payments it receives from Pioneer or the Pioneer funds, as well as about fees and/or commissions it charges.
Pioneer and its affiliates may have other relationships with your financial intermediary relating to the provision of services to the Pioneer funds, such as providing omnibus account services or effecting portfolio transactions for the Pioneer funds. If your intermediary provides these services, Pioneer or the Pioneer funds may compensate the intermediary for these services. In addition, your intermediary may have other relationships with Pioneer or its affiliates that are not related to the Pioneer funds.
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To the extent permitted by applicable law or relevant exchange rules, the fund may in the future, but is not required to, participate in certain market maker incentive programs of a national securities exchange pursuant to which Pioneer (or one of its affiliates) would pay a fee to the exchange to be used for the purpose of incentivizing one or more market makers to enhance the liquidity and quality of the secondary market for fund shares. The fee would be credited by the exchange to one or more market makers that meet or exceed liquidity and market quality standards with respect to fund shares. Each market maker incentive program is subject to approval by the SEC. Any such fee payments made to an exchange will be made by Pioneer (or one of its affiliates) from its own resources and will not be paid by the fund.
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Shareholder services and policies
Pioneer website
us.pioneerinvestments.com
The website includes a full selection of information on mutual fund investing. You can also use the website to get:
•	Your current account information
•	Prices, returns and yields of all publicly available Pioneer mutual funds
•	Prospectuses, statements of additional information and shareowner reports for all the Pioneer mutual funds
•	A copy of Pioneer’s privacy notice
Household delivery of fund documents
With your consent, Pioneer may send a single proxy statement, prospectus and shareowner report to your residence for you and any other member of your household who has an account with the fund. If you wish to revoke your consent to this practice, you may do so by notifying Pioneer, by phone or in writing (see “How to contact us”). Pioneer will begin mailing separate proxy statements, prospectuses and shareowner reports to you within 30 days after receiving your notice.
Tax information
Early each year, the fund will mail you information about the tax status of the dividends and distributions paid to you by the fund.
Privacy
The fund has a policy designed to protect the privacy of your personal information. A copy of Pioneer’s privacy notice was given to you at the time you opened your account. The fund will send you a copy of the privacy notice each year. You may also obtain the privacy notice by calling the fund or through Pioneer’s website.
Telephone and website access
You may have difficulty contacting the fund by telephone or accessing us.pioneerinvestments.com during times of market volatility or disruption in telephone or Internet service. On New York Stock Exchange holidays or on days when the exchange closes early, Pioneer will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to access us.pioneerinvestments.com or reach the fund by telephone, you should communicate with the fund in writing.
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Dividends, capital gains and taxes
Dividends and capital gains
The fund generally pays any distributions of net short- and long-term capital gains in November.
The fund generally pays dividends from any net investment income in December.
Fund distributions
The fund distributes substantially all of its net investment income to shareholders in the form of dividends. Dividends may not be paid if fund expenses exceed fund income for the period. In addition, the fund intends to distribute net realized capital gains, if any, annually. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the fund.
No dividend reinvestment service is provided by the Trust. Financial intermediaries may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of fund shares for reinvestment of their dividend distributions. Beneficial owners should contact their financial intermediary to determine the availability and costs of the service and the details of participation therein. Financial intermediaries may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions will be automatically reinvested in additional whole shares of the fund purchased in the secondary market.
The fund may also pay dividends and capital gain distributions at other times if necessary for the fund to avoid U.S. federal income or excise tax. If you invest in the fund shortly before a dividend or other distribution, generally you will pay a higher price per share and, unless you are exempt from tax, you will pay taxes on the amount of the distribution whether you reinvest the distribution in additional shares or receive it as cash.
Taxes
You will normally have to pay federal income taxes, and any state or local taxes, on the dividends and other distributions you receive from the fund, whether you take the distributions in cash or reinvest them in additional shares. For U.S. federal income tax purposes, distributions from the fund's net capital gains (if any) are considered long-term capital gains and are generally taxable to noncorporate shareholders at rates of up to 20%. Distributions from the fund’s net short-term capital gains are generally taxable as ordinary income. Other dividends are taxable either as ordinary income or, in general, if paid from the fund's “qualified dividend income”
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Dividends, capital gains and taxes
and if certain conditions, including holding period requirements, are met by the fund and the shareholder, as qualified dividend income taxable to noncorporate shareholders at U.S. federal income tax rates of up to 20%.
“Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market.
A portion of dividends received from the fund (but none of the fund’s capital gain distributions) may qualify for the dividends-received deduction for corporations.
The fund will report to shareholders annually the U.S. federal income tax status of all fund distributions.
If the fund declares a dividend in October, November or December, payable to shareholders of record in such a month, and pays it in January of the following year, you will be taxed on the dividend as if you received it in the year in which it was declared.
Sales generally will be taxable transactions to shareowners. When you sell fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell.
A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount. This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, dividends, interest and certain capital gains are generally taken into account in computing a shareholder’s net investment income.
You must provide your social security number or other taxpayer identification number to the fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if it is otherwise
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legally required to do so, the fund will apply “backup withholding” tax on your dividends and other distributions, sale proceeds and any other payments to you that are subject to backup withholding. The backup withholding rate is 28%.
Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, generally are not subject to U.S. federal income tax on fund dividends or other distributions or on sales of fund shares. However, in the case of fund shares held through a nonqualified deferred compensation plan, fund dividends and other distributions received by the plan and sales of fund shares by the plan generally will be taxable to the employer sponsoring such plan in accordance with U.S. federal income tax laws that are generally applicable to shareholders receiving such dividends and other distributions from regulated investment companies such as the fund or effecting such sales.
Plan participants whose retirement plan invests in the fund generally are not subject to federal income tax on fund dividends or other distributions received by the plan or on sales of fund shares by the plan. However, distributions to plan participants from a retirement plan generally are taxable to plan participants as ordinary income.
You should ask your tax adviser about any federal, state, local and foreign tax considerations relating to an investment in the fund. You may also consult the fund's statement of additional information for a more detailed discussion of the U.S. federal income tax considerations that may affect the fund and its shareowners.
Additional tax information
Purchasers of Creation Units of shares on an in-kind basis will generally recognize a gain or loss on the purchase transaction equal to the difference between the market value of the Creation Units at that time and the purchaser’s aggregate basis in the securities or other instruments exchanged plus (or minus) the cash amount paid (or received). Persons redeeming Creation Units will generally recognize a gain or loss equal to the difference between the redeeming shareholder’s basis in the Creation Units redeemed and the aggregate market value of the securities or other instruments received plus (or minus) the cash amount received (or paid).
The Internal Revenue Service may assert that a loss realized upon an exchange of securities or other instruments for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis
55

Dividends, capital gains and taxes
that there has been no significant change in economic position. Persons exchanging securities or other instruments should consult their own tax advisors with respect to whether wash sale rules apply and whether a loss is deductible. Any capital gain or loss realized by a shareholder upon a redemption (or creation) of Creation Units is generally treated as long-term capital gain or loss if the Creation Units (or the securities surrendered) have been held for more than one year and as short-term capital gain or loss if they have been held for one year or less. If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many shares you purchased or sold and at what price.
The fund has the right to reject an order for Creation Units if the acquiror (or a group of acquirors) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the fund and if, pursuant to Section 351 of the Code, the fund would have a basis in the deposited securities different from the market value of such securities on the date of deposit. The fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.
56

Financial highlights
Because the fund has not commenced operations as of the date of this prospectus, financial highlights are not available.
57

Notes

Notes

Pioneer Fundamental Growth NextShares
You can obtain more free information about the fund from your investment firm or by writing to Pioneer Funds, 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292 for more information about the fund, to request copies of the fund’s statement of additional information and shareowner reports, and to make other inquiries.
Visit our website
us.pioneerinvestments.com
The fund makes available the statement of additional information and shareowner reports, free of charge, on the fund’s website at us.pioneerinvestments.com. You also may find other information and updates about Pioneer and the fund, including fund performance information and the fund’s most recent net asset value, on the fund’s website.
Shareowner reports
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide additional information about the fund's investments. The annual report discusses market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.
Statement of additional information
The statement of additional information provides more detailed information about the fund.
The statement of additional information, dated xxxxxxxxx, 20xx, as may be amended from time to time, and filed with the Securities and Exchange Commission, is incorporated by reference into this prospectus.
You can also review and copy the fund's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-1520.
(Investment Company Act file no. 811-xxxxx)

Pioneer Funds Distributor, Inc. 60 State Street Boston, MA 02109 us.pioneerinvestments.com	xxxxx-xx-xxxx ©2017 Pioneer Funds Distributor, Inc. Member SIPC

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com
This is not part of the prospectus.
xxxxx-xx-xxxx
©2017 Pioneer Funds Distributor, Inc.
Underwriter of Pioneer mutual funds
Member SIPC

PRELIMINARY PROSPECTUS SUBJECT TO COMPLETION
The information in this prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale would be prohibited.
Pioneer

Global Equity NextShares
Listing Exchange: The NASDAQ Stock Market LLC
(TICKER)
Prospectus, xxxxxxxxxxxx, 2017

NextSharesTM are a new type of actively managed fund that differ from traditional mutual funds and exchange-traded funds. Individual shares of a NextShares fund may be purchased and sold only on a national securities exchange or alternative trading system. Trading prices of NextShares are directly linked to the fund’s next-computed net asset value per share (“NAV”) and will vary from NAV by a market-determined trading cost (i.e., a premium or discount to NAV), which may be zero. Investing in NextShares involves certain risks as described in this Prospectus. As a new type of fund, NextShares do not have an operating history.
Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the fund's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Contact your investment professional to discuss how the fund may fit into your portfolio.

Fund summary
Investment objective
Long-term capital growth.
Fees and expenses of the fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareowner fees
(fees paid directly from your investment)	None

Annual fund operating expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.xx%
Distribution and Service (12b-1) Fees	None
Other Expenses[1]	0.xx%
Total Annual Fund Operating Expenses	0.xx%
Less: Fee Waiver and Expense Reimbursement[2]	–0.xx %
Net Expenses[2]	0.xx%
1	Other expenses are based on estimated amounts for the current fiscal year.
2	The fund’s investment adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions, interest and acquired fund fees and expenses) to the extent required to reduce fund expenses to x.xx%. The expense limitation is in effect through xxxxxxxx, 20xx. There can be no assurance that the adviser will extend the expense limitation beyond such time. While in effect, the arrangement may be terminated only by agreement of the adviser and the Board of Trustees.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods shown and then, except as indicated, redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the fund's total annual operating expenses remain the same except for year one (which considers the effect of the expense limitation). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1

Fund summary
Number of years you own your shares
	1	3
Shares	$xxx	$xxx
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance.
Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of issuers located throughout the world. Derivative instruments that provide exposure to such securities or have similar economic characteristics may be used to satisfy the fund’s 80% policy. The fund’s principal focus is on companies that exhibit solid fundamental characteristics and are underappreciated by the market. The fund may invest in securities of any market capitalization, and in securities in any industry or market sector. The fund may invest in both developed and emerging markets without limit. Normally, the fund invests at least 40% of its net assets in issuers located outside of the United States, or derivatives that provide similar exposure or have similar economic characteristics. This 40% minimum investment amount may be reduced to 30% if market conditions for these investments or in specific foreign markets are deemed unfavorable.
For purposes of the fund’s investment policies, equity securities include common stocks and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights and preferred stocks.
The fund may invest up to 20% of its total assets in debt securities of corporate and government issuers, including up to 5% of its net assets in below investment grade debt securities (known as “junk bonds”), and cash and cash equivalents.
The fund may purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments, including as a means of managing relative currency and country exposure. The fund may
2

also use derivatives, including stock index futures and options and futures on equity-based volatility indices, for a variety of other purposes, including: in an attempt to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the fund's return as a non-hedging strategy that may be considered speculative; to manage portfolio characteristics; and as a cash flow management technique. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.
The fund integrates a top-down view of the global macro-economic landscape with fundamental, bottom up, equity analysis. The investment process combines the skill of the adviser’s macroeconomic analyst and fundamental equity research teams in a rigorous risk adjusted portfolio construction process. The fund seeks to invest in those issuers that have above average potential for sales and earnings growth that are also trading at attractive market valuations. In selecting stocks, the adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations. The adviser relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. The adviser focuses on the quality and valuation of issuers and securities. The adviser generally sells a portfolio security when it believes that the issuer no longer offers the potential for above average earnings and sales growth. The adviser makes that determination based upon the same criteria it uses to select portfolio securities.
About NextShares
NextShares are a new type of actively managed exchange-traded product operating pursuant to an order issued by the SEC granting an exemption from certain provisions of the Investment Company Act of 1940, as amended (the “1940 Act”). As a new type of fund, NextShares do not have an operating history and there can be no guarantee that an active trading market for NextShares will develop.
Individual shares of a NextShares fund may be purchased and sold only on a national securities exchange or alternative trading system through a broker-dealer that offers NextShares (“Broker”), and may not be directly purchased or redeemed from the fund. As a new type of fund, NextShares initially may be offered by a limited number of Brokers. Trading prices of NextShares are directly linked to the fund’s next-computed net asset value per share (“NAV”), which is normally determined as of the close of regular
3

Fund summary
market trading each business day. Buyers and sellers of NextShares will not know the value of their purchases and sales until NAV is determined at the end of the trading day.
Trading prices of NextShares will vary from NAV by a market-determined trading cost (i.e., a premium or discount to NAV), which may be zero. The premium or discount to NAV at which NextShares trades are executed is locked in at the time of trade execution, and will depend on market factors, including the balance of supply and demand for shares among investors, transaction fees and other costs associated with creating and redeeming Creation Units (as defined below) of shares, competition among market makers, the share inventory positions and inventory strategies of market makers, and the volume of share trading. Reflecting these and other market factors, prices of shares in the secondary market may be above, at or below NAV. See “Purchases and Sales of Fund Shares” below for important information about how to buy and sell shares.
How NextShares compare to mutual funds. Mutual fund shares may be purchased and redeemed directly from the issuing fund for cash at the fund’s next-determined NAV. Shares of NextShares funds, by contrast, are purchased and sold primarily in the secondary market. Because trading prices of NextShares may vary from NAV and commissions may apply, NextShares may be more expensive to buy and sell than mutual funds. Like mutual funds, NextShares may be bought or sold in specified share or dollar quantities, although not all Brokers may accept dollar-based orders.
Relative to investing in mutual funds, the NextShares structure offers certain potential advantages that may translate into improved performance and higher tax efficiency. These potential advantages include: (a) a single class of shares with no sales loads or distribution and service (12b-1) fees; (b) lower fund transfer agency expenses; (c) reduced fund trading costs and cash drag in connection with shareholder inflows and outflows; and (d) lower fund capital gains distributions. Because NextShares do not pay sales loads or distribution and service (12b-1) fees, their appeal to financial intermediaries may be limited to distribution arrangements that do not rely upon such payments.
How NextShares compare to ETFs. Similar to ETFs, NextShares are issued and redeemed only in specified large aggregations (“Creation Units”) and trade throughout the day on an exchange. Unlike ETFs, trading prices of NextShares are directly linked to the fund’s next end-of-day NAV rather
4

than determined at the time of trade execution. Different from ETFs, NextShares do not offer opportunities to transact intraday at currently (versus end-of-day) determined prices.
Unlike actively managed ETFs, NextShares are not required to disclose their full holdings on a daily basis, thereby protecting fund shareholders against the potentially dilutive effects of other market participants front-running the fund’s trades. Because the mechanism that underlies efficient trading of NextShares does not involve portfolio instruments not used in creations and redemptions, the need for full portfolio holdings disclosure to achieve tight markets in NextShares is eliminated. The NAV-based trading employed for NextShares provides investors with built-in trade execution cost transparency and the ability to control their trading costs using limit orders. This feature of NextShares distinguishes them from ETFs, for which the variance between market prices and underlying portfolio values is not always known by individual investors and cannot be controlled by them. For more information, see “Additional Information about NextShares.”
Principal risks of investing in the fund
You could lose money on your investment in the fund. As with any mutual fund, there is no guarantee that the fund will achieve its objective.
Market trading risk. Individual fund shares may be purchased and sold only on a national securities exchange or alternative trading system through a Broker, and may not be directly purchased or redeemed from the fund. There can be no guarantee that an active trading market for shares will develop or be maintained, or that their listing will continue unchanged. Buying and selling shares may require you to pay brokerage commissions and expose you to other trading costs. Due to brokerage commissions and other transaction costs that may apply, frequent trading may detract from realized investment returns. Trading prices of shares may be above, at or below the fund’s NAV, will fluctuate in relation to NAV based on supply and demand in the market for shares and other factors, and may vary significantly from NAV during periods of market volatility. The return on your investment will be reduced if you sell shares at a greater discount or narrower premium to NAV than you acquired shares.
Contingent pricing risk. Trading prices of fund shares are directly linked to the fund’s next-computed NAV, which is normally determined as of the close of regular market trading each business day. Buyers and sellers of shares will not know the value of their purchases and sales until the fund’s
5

Fund summary
NAV is determined at the end of the trading day. Like mutual funds, the fund does not offer opportunities to transact intraday based at currently (versus end-of-day) determined prices. Trade prices are contingent upon the determination of NAV and may vary significantly from anticipated levels (including estimates based on intraday indicative values disseminated by the fund) during periods of market volatility. Although limit orders can be used to control differences in trade prices versus NAV, they cannot be used to control or limit trade execution prices.
Market risk. The market prices of securities held by the fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets, such as those in the United States, Europe, Asia and elsewhere, have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; measures to address U.S. federal and state budget deficits; downgrading of U.S. long-term sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and recently has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests. Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
6

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may be negatively affected. The fund may experience a substantial or complete loss on any individual security or derivative position.
Risks of non-U.S. investments. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, extreme price volatility, currency risks, changes in economic, political, regulatory and social conditions, terrorism, sustained economic downturns, financial instability, tax burdens, and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security. A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. In addition, voters in the United Kingdom have approved withdrawal from the European Union. Other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union.
Currency risk. The fund could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar or as a result of currency conversion costs. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.
Style risk. The adviser’s investment style may fall out of favor with investors or produce results that underperform the overall equity market.
7

Fund summary
Portfolio selection risk. The adviser's judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.
Small and mid-size companies risk. Compared to large companies, small- and mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines and capital resources, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices the adviser thinks appropriate, and offer greater potential for gain and loss.
Risks of warrants and rights. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the fund loses any amount it paid for the warrant. The failure to exercise subscription rights to purchase common shares would result in the dilution of the fund’s interest in the issuing company.
Preferred stocks risk. Preferred stocks may pay fixed or adjustable rates of return. Preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stocks generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Thus, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. The market value of preferred stocks generally decreases when interest rates rise. Preferred stocks of smaller companies may be more vulnerable to adverse developments than preferred stocks of larger companies.
Risks of initial public offerings. Companies involved in initial public offerings (IPOs) generally have limited operating histories, and prospects for future profitability are uncertain. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time. The purchase of IPO shares may involve high transaction costs.
Risks of investment in other funds. Investing in other investment companies, including exchange-traded funds (ETFs), subjects the fund to the risks of investing in the underlying securities or assets held by those funds. When investing in another fund, the fund will bear a pro rata portion of the underlying fund’s expenses, in addition to its own expenses.
8

Debt securities risk. Factors that could contribute to a decline in the market value of debt securities in the fund include rising interest rates, if the issuer or other obligor of a security held by the fund fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. Junk bonds have a higher risk of default or are already in default and are considered speculative.
Market segment risk. To the extent the fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a fund without the same focus.
Industries in the technology segment, such as information technology, are generally subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.
Derivatives risk. Using stock index futures and options, forward foreign currency exchange contracts, futures on equity-based volatility indices, and other derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives may increase the volatility of the fund's net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the fund. Some derivatives have the potential for unlimited loss, regardless of the size of the fund’s initial investment. Changes in a derivative’s value may not correlate well with the referenced asset or metric. The fund also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance. In addition, the SEC has proposed
9

Fund summary
a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule takes effect, it could limit the ability of the fund to invest in derivatives.
Forward foreign currency transactions risk. The fund may not fully benefit from or may lose money on forward foreign currency transactions if changes in currency rates do not occur as anticipated or do not correspond accurately to changes in the value of the fund's holdings, or if the counterparty defaults. Such transactions may also prevent the fund from realizing profits on favorable movements in exchange rates. Risk of counterparty default is greater for counterparties located in emerging markets.
Leveraging risk. The value of your investment may be more volatile and other risks tend to be compounded if the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the fund's underlying assets and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.
Portfolio turnover risk. If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance. A higher level of portfolio turnover may also cause shareholders to incur a higher level of taxable income or capital gains.
Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s last valuation of the investment, particularly for illiquid securities and securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued the securities or had used a different valuation methodology. The fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.
Liquidity risk. Some securities and derivatives held by the fund may be impossible or difficult to purchase, sell or unwind, particularly during times of market turmoil. Illiquid securities and derivatives also may be difficult to
10

value. If the fund is forced to sell an illiquid asset or unwind a derivatives position to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.
Expense risk. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
Please note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals.
An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The fund's performance
Since the fund does not yet have a full calendar year of operations, it does not disclose any performance information in this prospectus. The performance information provided by the fund in the future will give some indication of the risks of an investment in the fund by showing changes in the fund's performance from year to year and by showing how the fund’s average annual returns compare with those of a broad measure of market performance.
Management
Investment adviser	Pioneer Investment Management, Inc.
Portfolio management	Marco Pirondini, Head of Equities, U.S. of Pioneer (portfolio manager of the fund since 20xx) and David Glazer, Vice President of Pioneer (portfolio manager of the fund since December 20xx)
Purchases and sales of fund shares
Buying and selling shares in the secondary market. Shares of the fund are listed and available for trading on The NASDAQ Stock Market LLC (the “Listing Exchange”) during the Listing Exchange’s core trading session (generally 9:30 a.m. to 4:00 p.m. Eastern time). Shares may also be bought and sold on other national securities exchanges and alternative trading systems that have obtained appropriate licenses, adopted applicable rules
11

Fund summary
and developed systems to support trading in fund shares. Fund shares may be purchased and sold in the secondary market only through a Broker. When buying or selling shares, you may incur trading commissions or other charges determined by your Broker. The fund does not impose any minimum investment for shares of the fund purchased in the secondary market.
Buying and selling fund shares is similar in most respects to buying and selling ETFs and listed stocks. Throughout each trading day, market makers post on an exchange bids to buy shares and offers to sell shares. Buyers and sellers submit trade orders through their Brokers. The executing trading venue matches orders received from Brokers against market maker quotes and other orders to execute trades, and reports the results of completed trades to the parties to the trade, member firms and market data services. Completed trades in fund shares clear and settle just like ETF trades and listed stock trades, with settlement normally occurring on the third following business day (T+3). Orders to buy and sell fund shares that are not executed on the day the order is submitted are automatically cancelled as of the close of trading that day.
Trading in fund shares differs from buying and selling ETFs and listed stocks in four respects:
•	how intraday prices of executed trades and bids and offers posted by market makers are expressed;
•	how to determine the number of shares to buy or sell if you seek to transact in an approximate dollar amount;
•	what limit orders mean and how limit prices are expressed; and
•	how and when the final price of executed trades is determined.
12

Intraday prices and quote display format. The intraday price of executed trades and bids and offers quoted for fund shares are all expressed relative to the fund’s next-determined NAV, rather than as an absolute dollar price. As noted above, the fund’s NAV is normally determined as of the close of regular market trading each business day. As an illustration, shares of the fund may be quoted intraday at a best bid of “NAV -$0.01” and a best offer of “NAV +$0.02.” A buy order executed at the quoted offer price would, in this example, be priced at two cents over the fund’s NAV on the trade date. If the last trade in fund shares was priced at two cents over NAV (the current best offer), it would be displayed as “NAV +$0.02.”
Bid and offer quotes and prices of fund shares in NAV-based format can be accessed intraday on Broker terminals using the fund’s ticker symbol. Market data services may display bid and offer quotes and trade prices in NAV-based format or in “proxy price” format, in which NAV is represented as 100.00 and premiums/discounts to NAV are represented by the same difference from 100.00 (to illustrate, NAV-$0.01 would be shown as 99.99 and NAV+$0.02 as 100.02). Historical information about the fund’s trading costs and trading spreads is provided on its webpage on pioneerinvestments.com.
Sizing buy and sell orders. NextShares may be purchased and sold in specified share or dollar quantities, although not all Brokers may accept dollar-based orders. In share-based orders, you specify the number of fund shares to buy or sell. Like share-based ETF and listed stock orders, determining the number of Fund shares to buy or sell if you seek to transact in an approximate dollar amount requires dividing the intended purchase or sale amount by the estimated price per share. To assist buyers and sellers in estimating transaction prices, the fund makes available at intervals of not more than 15 minutes during the Listing Exchange’s regular trading session an indicative estimate of the fund’s current portfolio value (“Intraday Indicative
13

Fund summary
Value” or “IIV”). IIVs can be accessed on the fund’s webpage at pioneerinvestments.com and may also be available from Brokers and market data services.
The price of a transaction in fund shares can be estimated as the sum of the most recent IIV and the current bid (for sales) or offer (for purchases). If, for example, you seek to buy approximately $15,000 of fund shares when the current IIV is $19.98 and the current offer is NAV +$0.02, you should place an order to buy 750 shares (= $15,000 ÷ $20.00). And if you seek to sell approximately $15,000 of fund shares when the current IIV is $19.98 and the current bid is NAV -$0.01, you should sell 751 shares (≈ $15,000 ÷ $19.97).
Because IIVs are estimates and will generally differ from NAV, they cannot be used to calculate with precision the dollar value of a prescribed number of shares to be bought or sold. Investors should understand that share transaction prices are based on the fund’s next-determined NAV, and that NAVs may vary significantly from IIVs during periods of intraday market volatility.
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Limit orders. A “limit order” is an order placed with a Broker to buy or sell a prescribed number of shares at a specified price or better. In entering limit orders to buy or sell fund shares, limit prices are expressed relative to NAV (i.e., NAV +$0.02, NAV -$0.01), rather than as an absolute dollar price. By using limit orders, buyers and sellers of NextShares can control their trading costs in a manner not available for ETFs.
Although limit orders can be used to control differences in trade price versus NAV, they cannot be used to control or limit absolute trade execution prices.
Final prices of executed trades. The premium or discount to NAV at which fund shares trade is locked in at the time of trade execution, with the final price contingent upon the determination of NAV at the end of the trading day. If, for example, an order to buy or sell shares executes at NAV +$0.02 and the fund’s NAV on the day of the trade is $20.00, the final trade price is $20.02.
The premium or discount to NAV at which fund shares trade depends on market factors, including the balance of supply and demand for shares among investors, transaction fees and other costs associated with creating and redeeming Creation Units, competition among market makers, the share inventory positions and inventory strategies of market makers, and the volume of share trading. NextShares do not offer investors the opportunity to buy and sell intraday at currently (versus end-of-day) determined prices. Buyers and sellers of shares will not know the final trade price of executed
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Fund summary
trades until the fund’s NAV is determined at the end of the trading day. Trading prices of shares may be above, at or below NAV, and may vary significantly from NAV during periods of market volatility.
Transactions directly with the fund. The fund issues and redeems shares only in Creation Unit blocks of xx,000 shares or multiples thereof. Creation Units may be purchased or redeemed only by or through “Authorized Participants,” which are broker-dealers or institutional investors that have entered into agreements with the fund’s distributor for this purpose. The fund issues and redeems Creation Units in return for the securities, other instruments and/or cash (the “Basket”) that the fund specifies each business day. The fund’s Basket is not intended to be representative of current holdings and may vary significantly from current portfolio positions. The fund imposes transaction fees on Creation Units issued and redeemed to offset the estimated cost to the fund of processing the transaction and converting the Basket to or from the desired portfolio composition. For more information, see “Buying and Selling Shares.”
Tax information
The fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains.
Payments to broker-dealers and other financial intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or investment professional to recommend the fund over another investment. Ask your salesperson or investment professional or visit your financial intermediary’s website for more information.
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More on the fund’s investment objective and strategies
Investment objective
Long-term capital growth.
The fund’s investment objective may be changed without shareholder approval. The fund will provide at least 30 days’ notice prior to implementing any change to its investment objective.
Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of issuers located throughout the world. Derivative instruments that provide exposure to such securities or have similar economic characteristics may be used to satisfy the fund’s 80% policy. The fund’s principal focus is on companies that exhibit solid fundamental characteristics and are underappreciated by the market. The fund may invest in securities of any market capitalization, and in securities in any industry or market sector. The fund may invest in both developed and emerging markets without limit. Normally, the fund invests at least 40% of its net assets in issuers located outside of the United States, or in derivatives that provide similar exposure or have similar economic characteristics. This 40% minimum investment amount may be reduced to 30% if market conditions for these investments or in specific foreign markets are deemed unfavorable.
For purposes of the fund’s investment policies, equity securities include common stocks and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights and preferred stocks. The fund may also purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments, including as a means of managing relative currency and country exposure. The fund may consider an ETF as an equity security of issuers located throughout the world for purposes of satisfying the fund’s 80% policy if the ETF invests at least 80% of its net assets in the equity securities of issuers located throughout the world.
The fund will provide written notice to shareholders at least 60 days prior to any change to its policy to invest at least 80% of its assets in equity securities as described above.
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More on the fund’s investment objective and strategies
The fund may invest up to 20% of its total assets in debt securities, cash and cash equivalents. The debt securities may be issued by U.S. or non-U.S. corporate and government issuers. Generally the fund acquires debt securities that are investment grade, but the fund may invest up to 5% of its net assets in below investment grade debt securities (known as “junk bonds”), including below investment grade convertible debt securities. The fund invests in debt securities when Pioneer Investment Management, Inc. (Pioneer), the fund’s investment adviser, believes they are consistent with the fund’s investment objective of long-term capital growth or for greater liquidity.
The fund integrates a top-down view of the global macro-economic landscape with fundamental, bottom up, equity analysis. The investment process combines the skill of Pioneer’s macroeconomic analyst and fundamental equity research teams in a rigorous risk adjusted portfolio construction process. The fund seeks to invest in those issuers that have above average potential for sales and earnings growth that are also trading at attractive market valuations. In selecting stocks, Pioneer employs fundamental research and an evaluation of the issuer based on its financial statements and operations. Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. Pioneer focuses on the quality and valuation of issuers and securities. Factors Pioneer looks for in selecting investments include:
•	Market leadership in a company’s primary products or services that is a sustainable competitive advantage
•	Favorable expected returns relative to perceived risk
•	Underpriced potential for sales, earnings and cash flow growth
•	Strong fundamentals, such as increasing or sustainable demand and barriers to entry
•	Low market valuations relative to earnings forecast, book value, cash flow and sales
•	Growing dividends
•	High unlevered return on equity (ROE)
Pioneer generally sells a portfolio security when it believes that the issuer no longer offers the potential for above average earnings and sales growth. Pioneer makes that determination based upon the same criteria it uses to select portfolio securities.
The fund’s investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this prospectus or in the statement of additional information.
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Non-U.S. investments
The fund may invest in securities of non-U.S. issuers, including securities of emerging markets issuers. Non-U.S. issuers are issuers that are organized and have their principal offices outside of the United States. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations, or private issuers, and certain supranational organizations, such as the World Bank and the European Union. The fund considers emerging market issuers to include issuers organized under the laws of an emerging market country, issuers with a principal office in an emerging market country, issuers that derive at least 50% of their gross revenues or profits from goods or services produced in emerging markets or sales made in emerging markets, and emerging market governmental issuers.
Debt securities
The fund may invest in debt securities. Generally the fund may acquire debt securities that are investment grade, but the fund may invest in below investment grade debt securities (known as “junk bonds”) including below investment grade convertible debt securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by the adviser.
Derivatives
The fund may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts, futures on equity-based volatility indices, swaps and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The fund may use derivatives for a variety of purposes, including:
•	In an attempt to hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates
•	As a substitute for purchasing or selling securities
•	To attempt to increase the fund’s return as a non-hedging strategy that may be considered speculative
•	To manage portfolio characteristics (for example, the fund's currency exposure)
•	As a cash flow management technique
The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.
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More on the fund’s investment objective and strategies
Forward foreign currency exchange contracts
The fund may invest in forward foreign currency exchange contracts. Forward foreign currency exchange contracts involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date.
Cash management and temporary investments
Normally, the fund invests substantially all of its assets to meet its investment objective. The fund may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the fund may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. The fund may adopt a defensive strategy when the adviser believes securities in which the fund normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions. During such periods, it may be more difficult for the fund to achieve its investment objective.
Additional investment strategies
In addition to the principal investment strategies discussed above, the fund may also use other techniques, including the following non-principal investment strategies.
Reverse repurchase agreements and borrowing
The fund may enter into reverse repurchase agreements pursuant to which the fund transfers securities to a counterparty in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price. Reverse repurchase agreements are treated as borrowings by the fund, are a form of leverage and may make the value of an investment in the fund more volatile and increase the risks of investing in the fund. The fund also may borrow money from banks or other lenders for temporary purposes. The fund may borrow up to 33 1⁄3% of its total assets. Entering into reverse repurchase agreements and other borrowing transactions may cause the fund to liquidate positions when it may not be advantageous to do so in order to satisfy its obligations or meet segregation requirements.
Short-term trading
The fund usually does not trade for short-term profits. The fund will sell an investment, however, even if it has only been held for a short time, if it no longer meets the fund's investment criteria. If the fund does a lot of trading,
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it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.
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More on the risks of investing in the fund
Principal investment risks
You could lose money on your investment in the fund. As with any mutual fund, there is no guarantee that the fund will achieve its objective.
Market trading risks. Individual fund shares may be purchased and sold only on a national securities exchange or alternative trading system through a broker, and may not be directly purchased or redeemed from the fund. There can be no guarantee that an active trading market for shares will develop or be maintained, or that their listing will continue unchanged. Buying and selling shares may require the payment of brokerage commissions and expose the buyer or seller to other trading costs. Due to brokerage commissions and other trading costs, frequent trading may detract from realized investment returns. Trading prices of shares may be above, at or below NAV, will fluctuate in relation to NAV based on supply and demand in the market for shares and other factors, and may vary significantly from NAV during periods of market volatility. An investor’s realized investment returns will be reduced if the investor sells shares at a greater discount or narrower premium than he or she acquired the shares. Shares may be purchased or redeemed in transactions directly with the fund only in Creation Unit quantities by or through Authorized Participants. The fund may have a limited number of active Authorized Participants. To the extent that authorized participants withdraw and are not replaced, the shares may trade at wider premiums/discounts to NAV and may possibly face delisting.
Contingent pricing risk. Trading prices of fund shares are directly linked to the fund’s next-determined NAV, which is normally calculated as of the close of regular market trading each business day. Buyers and sellers of shares will not know the value of their purchases and sales until the fund’s NAV is determined at the end of the trading day. Like mutual funds, the fund does not offer opportunities to transact intraday based at currently (versus end-of-day) determined prices. Trade prices are contingent upon the determination of NAV and may vary significantly from anticipated levels (including estimates based on intraday indicative values as described below under “Buying and Selling Shares”) during periods of market volatility. Although limit orders can be used to control differences in trade price versus NAV, they cannot be used to control or limit trade execution prices.
Market risk. The market prices of securities held by the fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond
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markets or adverse investor sentiment. Changes in market conditions may not have the same impact on all types of securities. The market prices of securities may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). In the past several years, financial markets, such as those in the United States, Europe, Asia and elsewhere, have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; measures to address U.S. federal and state budget deficits; downgrading of U.S. long-term sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and recently has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests. Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may be negatively affected. The fund may experience a substantial or complete loss on any individual security or derivative position.
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More on the risks of investing in the fund
Risks of non-U.S. investments. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include:
•	Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
•	Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the adviser may not be able to sell the fund's securities at times, in amounts and at prices it considers reasonable
•	Adverse effect of currency exchange rates or controls on the value of the fund's investments, or its ability to convert non-U.S. currencies to U.S. dollars
•	The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
•	Economic, political, regulatory and social developments may adversely affect the securities markets
•	It may be difficult for the fund to pursue claims or enforce judgments against a foreign bank, depository or issuer of a security, or any of their agents, in the courts of a foreign country
•	Withholding and other non-U.S. taxes may decrease the fund's return. The value of the fund’s foreign investments also may be affected by U.S. tax considerations and restrictions in receiving investment proceeds from a foreign country
•	Some markets in which the fund may invest are located in parts of the world that have historically been prone to natural disasters that could result in a significant adverse impact on the economies of those countries and investments made in those countries
•	It is often more expensive for the fund to buy, sell and hold securities in certain foreign markets than in the United States
•	A governmental entity may delay, or refuse or be unable to pay, interest or principal on its sovereign debt due to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms
•	Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying
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security. In addition, depositary receipts may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange
•	A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. Additional EU member countries may also fall subject to such difficulties. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. In addition, voters in the United Kingdom have approved withdrawal from the EU. Other countries may seek to withdraw from the EU and/or abandon the euro, the common currency of the EU. These events could negatively affect the value and liquidity of the fund’s investments, particularly in euro-denominated securities and derivative contracts, securities of issuers located in the EU or with significant exposure to EU issuers or countries
Additional risks of investing in emerging markets include:
•	The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight can be less than in more developed markets
•	Emerging market countries may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation
•	The fund could experience a loss from settlement and custody practices in some emerging markets
•	The possibility that a counterparty may not complete a currency or securities transaction
•	Low trading volumes may result in a lack of liquidity and in extreme price volatility
•	Current and any future sanctions or other government actions against Russia could negatively impact the fund’s investments in securities issued by Russian issuers or economically tied to Russian markets
•	China and other developing market Asia-Pacific countries may be subject to considerable degrees of economic, political and social instability
Currency risk. Because the fund may invest in non-U.S. currencies, securities denominated in non-U.S. currencies, and other currency-related investments, the fund is subject to currency risk, meaning that the fund could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar or as a result of currency conversion costs. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.
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More on the risks of investing in the fund
Style risk. The adviser’s investment style may fall out of favor with investors or produce results that underperform the overall equity market. For example, the fund’s investments may not have the growth potential originally expected, or the prices of securities the adviser believes are undervalued may not appreciate as expected or may go down.
Portfolio selection risk. The adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.
Small and mid-size companies risk. Compared to large companies, small- and mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines and capital resources, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices the adviser thinks appropriate, and offer greater potential for gain and loss.
Risks of initial public offerings. Companies involved in initial public offerings (IPOs) generally have limited operating histories, and prospects for future profitability are uncertain. Information about the companies may be available for very limited periods. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time. Further, stocks of newly-public companies may decline shortly after the IPO. There is no assurance that the fund will have access to IPOs. The purchase of IPO shares may involve high transaction costs. Because of the price volatility of IPO shares, the fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the portfolio and may lead to increased expenses to the fund, such as commissions and transaction costs. The market for IPO shares can be speculative and/or inactive for extended periods of time. There may be only a limited number of shares available for trading. The limited number of shares available for trading in some IPOs may also make it more difficult for the fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices.
Risks of investment in other funds. Investing in other investment companies, including exchange-traded funds (ETFs), subjects the fund to the risks of investing in the underlying securities or assets held by those funds. When investing in another fund, the fund will bear a pro rata portion of the underlying
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fund’s expenses, in addition to its own expenses. ETFs are bought and sold based on market prices and can trade at a premium or a discount to the ETF’s net asset value.
Preferred stocks risk. Preferred stocks may pay fixed or adjustable rates of return. Preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stocks generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Thus, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. The market value of preferred stocks generally decreases when interest rates rise. Preferred stocks of smaller companies may be more vulnerable to adverse developments than preferred stocks of larger companies.
Risks of warrants and rights. Warrants and rights give the fund the right to buy stock. A warrant specifies the amount of underlying stock, the purchase (or “exercise”) price, and the date the warrant expires. The fund has no obligation to exercise the warrant and buy the stock. A warrant has value only if the fund is able to exercise it or sell it before it expires. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.
The fund may purchase securities pursuant to the exercise of subscription rights, which allow an issuer’s existing shareholders to purchase additional common stock at a price substantially below the market price of the shares. The failure to exercise subscription rights to purchase common stock would result in the dilution of the fund’s interest in the issuing company. The market for such rights is not well developed and, accordingly, the fund may not always realize full value on the sale of rights.
Debt securities risk. Factors that could contribute to a decline in the market value of debt securities in the fund include rising interest rates, if the issuer or other obligor of a security held by the fund fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. Junk bonds involve greater risk of loss, are
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More on the risks of investing in the fund
subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities; they may also be more difficult to value. Junk bonds have a higher risk of default or are already in default and are considered speculative.
Market segment risk. To the extent the fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation, than a fund without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.
Industries in the health care segment, such as health care supplies, health care services, biotechnology and pharmaceuticals, may be significantly affected by government regulation and reimbursement rates, approval of products by government agencies, and patent expirations and litigation.
Industries in the consumer staples segment, such as food and drug retailing, beverages, food and tobacco products, household products and personal products, are subject to government regulation affecting ingredients and production methods. These industries also may be affected by competition, changes in consumer tastes and other factors affecting supply and demand, and litigation.
Industries in the industrials segment, such as companies engaged in the production, distribution or service of products or equipment for manufacturing, agriculture, forestry, mining and construction, can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and governmental regulation and spending, import controls, commodity prices, and worldwide competition.
Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are generally subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.
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Industries in the energy segment, such as those engaged in the development, production and distribution of energy resources, can be significantly affected by supply and demand both for their specific product or service and for energy products in general. The price of oil, gas and other consumable fuels, exploration and production spending, government regulation, world events and economic conditions likewise will affect the performance of companies in these industries.
Derivatives risk. Using stock index futures and options, forward foreign currency exchange contracts, futures on equity-based volatility indices, and other derivatives exposes the fund to special risks and costs and may result in losses to the fund, even when used for hedging purposes. Using derivatives can increase losses and reduce opportunities for gain when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the fund, especially in abnormal market conditions. Using derivatives can have a leveraging effect (which may increase investment losses) and increase the fund’s volatility, which is the degree to which the fund’s share price may fluctuate within a short time period. Certain derivatives have the potential for unlimited loss, regardless of the size of the fund’s initial investment. If changes in a derivative’s value do not correspond to changes in the value of the fund’s other investments or do not correlate well with the underlying assets, rate or index, the fund may not fully benefit from, or could lose money on, or could experience unusually high expenses as a result of, the derivative position. The other parties to certain derivative transactions present the same types of credit risk as issuers of fixed income securities. Derivatives also tend to involve greater liquidity risk and they may be difficult to value. The fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivatives will not have liquidity beyond the counterparty to the instrument. Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Risks associated with the use of derivatives are magnified to the extent that an increased portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.
The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivative markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The
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More on the risks of investing in the fund
ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, may limit their availability or utility or otherwise adversely affect their performance, or may disrupt markets. The fund may be exposed to additional risks as a result of the additional regulations. The extent and impact of the regulations are not yet fully known and may not be for some time. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule takes effect, it could limit the ability of the fund to invest in derivatives.
The fund will be required to maintain its positions with a clearing organization through one or more clearing brokers. The clearing organization will require the fund to post margin and the broker may require the fund to post additional margin to secure the fund’s obligations. The amount of margin required may change from time to time. In addition, cleared transactions may be more expensive to maintain than over-the-counter transactions and may require the fund to deposit larger amounts of margin. The fund may not be able to recover margin amounts if the broker has financial difficulties. Also, the broker may require the fund to terminate a derivatives position under certain circumstances. This may cause the fund to lose money. The fund's ability to use certain derivative instruments currently is limited by Commodity Futures Trading Commission rules.
Forward foreign currency transactions risk. To the extent that the fund enters into forward foreign currency transactions, it may not fully benefit from or may lose money on the transactions if changes in currency rates do not occur as anticipated or do not correspond accurately to changes in the value of the fund's holdings, or if the counterparty defaults. Such transactions may also prevent the fund from realizing profits on favorable movements in exchange rates. Risk of counterparty default is greater for counterparties located in emerging markets. The fund's ability to use forward foreign currency transactions successfully depends on a number of factors, including the forward foreign currency transactions being available at prices that are not too costly, the availability of liquid markets, and Pioneer’s judgment regarding the direction of changes in currency exchange rates.
Leveraging risk. The value of your investment may be more volatile and other risks tend to be compounded if the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the fund's underlying assets and creates a risk of loss of value on a larger
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pool of assets than the fund would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.
Portfolio turnover risk. If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.
Valuation risk. Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ – higher or lower – from the fund’s last valuation of the investment, and such differences could be significant, particularly for illiquid securities and securities that trade in thin markets and/or markets that experience extreme volatility. The fund may value investments using fair value methodologies. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the market on which they are valued, but before the fund determines its net asset value. The fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.
Liquidity risk. Liquidity risk is the risk that particular investments, or investments generally, may be impossible or difficult to purchase or sell. Although most of the fund’s securities and other investments must be liquid at the time of investment, securities and other investments may become illiquid after purchase by the fund, particularly during periods of market turmoil. Liquidity and value of investments can deteriorate rapidly. When the fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets. If the fund is forced to sell or unwind these investments to meet redemptions or for other cash needs, the fund may suffer a loss. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. In addition, when there is illiquidity in the market for certain securities and
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More on the risks of investing in the fund
other investments, the fund, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector.
Cash management risk. The value of the investments held by the fund for cash management or temporary defensive purposes may be affected by market risks, changing interest rates and by changes in credit ratings of the investments. To the extent that the fund has any uninvested cash, the fund would be subject to credit risk with respect to the depository institution holding the cash. If the fund holds cash uninvested, the fund will not earn income on the cash and the fund’s yield will go down. During such periods, it may be more difficult for the fund to achieve its investment objective.
Expense risk. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
To learn more about the fund's investments and risks, you should obtain and read the statement of additional information. Please note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals.
Disclosure of portfolio holdings
The fund's policies and procedures with respect to disclosure of the fund's securities are described in the statement of additional information.
Due to lags in reporting, the fund’s actual holdings may vary significantly from the most recent publicly disclosed portfolio composition. As described below under “Additional Information about NextShares – How NextShares Compare to ETFs,” the fund does not disclose portfolio holdings daily. The Basket used in creations and redemptions of fund shares is not intended to be representative of current portfolio holdings and may vary significantly from the fund’s current holdings.
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Additional information about NextShares
Description of NextShares. The fund operates pursuant to an exemptive order issued by the SEC granting Pioneer NextShares Series Trust I (the “Trust”) and Pioneer an exemption from certain provisions of the 1940 Act. NextShares operate as follows:
•	NextShares are pooled investment funds that generally follow an active management style, seeking to outperform their designated benchmark and other funds with similar investment profiles;
•	NextShares funds value their shares at the end of each business day by dividing the current value of fund assets, less liabilities by the number of shares outstanding (referred to as “net asset value per share” or “NAV”);
•	Investors may purchase and sell shares of a NextShares fund on a national securities exchange or alternative trading system through a Broker. Individual shares may not be directly purchased or redeemed from the issuing fund;
•	Trading prices of NextShares are directly linked to the fund’s next end-of-day NAV utilizing a patented trading approach called “NAV-based trading.” In NAV-based trading, all trades are executed at the fund’s next computed NAV plus or minus a trading cost (i.e., a premium or discount to NAV) determined at the time of trade execution. For each NextShares trade, the final transaction price is determined once NAV is computed. Buyers and sellers will not know the value of their purchases and sales until the end of the trading day. See “Buying and Selling Shares” below;
•	The premium or discount to NAV at which NextShares transactions are executed will depend on market factors, including the balance of supply and demand for shares among investors, transaction fees and other costs associated with creating and redeeming Creation Units of shares, competition among market makers, the share inventory positions and inventory strategies of market makers, and the volume of share trading. Reflecting these and other market factors, prices of shares in the secondary market may be above, at or below NAV. NextShares do not offer the opportunity to transact intraday at prices determined at time of trade execution;
•	NextShares issue and redeem shares only in transactions by or through Authorized Participants in designated Creation Unit blocks of shares in exchange for the Basket of securities, other instruments and/or cash currently specified by the fund. Transactions may be effected partially or entirely in cash when in-kind delivery is not practicable or deemed not in the best interests of shareholders. NextShares issue and redeem Creation Units of shares at NAV, plus or minus a transaction fee that is intended
33

Additional information about NextShares
to cover the fund’s cost of processing the transaction and converting the Basket to or from the desired composition. See “Buying and Selling Shares” below; and
•	Prior to the beginning of market trading each business day, each NextShares fund will disclose the Basket that it will accept from and deliver to Authorized Participants to settle purchases and redemptions of Creation Units on that day. See “Buying and Selling Shares” below. The Basket is not intended to represent current holdings and may vary significantly from the fund’s current portfolio positioning.
NextShares funds seek to enhance their performance by utilizing a cost- and tax-efficient structure and by maintaining the confidentiality of current portfolio trading information. NextShares are designed to be long-term investment vehicles and are not suited for short-term trading. As described below, there are important differences between NextShares and ETFs and mutual funds.
Investors should be aware that the investments made, and performance results achieved by NextShares funds may differ from those of other funds for which the investment adviser (or an affiliate) acts as investment adviser, including funds with similar names, investment objectives and policies.
How NextShares compare to mutual funds. Mutual fund shares may be purchased and redeemed directly from the issuing fund for cash at the next-determined NAV. NextShares, by contrast, cannot be directly purchased or redeemed except by or through Authorized Participants in Creation Unit quantities in exchange for the specified Basket. Unlike NextShares, mutual fund shares do not trade on an exchange. Because trading prices of NextShares may vary from NAV and commissions may apply, NextShares may be more expensive to buy and sell than mutual funds. Like mutual funds, NextShares may be bought or sold in specified share or dollar quantities, although not all Brokers may accept dollar-based orders.
Relative to investing in mutual funds, the NextShares structure offers certain potential advantages that may translate into improved performance and higher tax efficiency. More specifically:
•	NextShares have a single class of shares with no sales loads or distribution and service (12b-1) fees;
•	Because they are set up to take advantage of the highly efficient share processing system of the Depositary Trust Company (“DTC”) used for publicly traded stocks and ETFs, NextShares are expected to operate with lower transfer agency expenses than incurred by most mutual funds;
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•	Unlike most mutual funds, NextShares are designed to protect fund performance from dilution in connection with shareholder inflows and outflows. For mutual funds, the costs of accommodating shareholder flows include the incremental trading costs incurred by the fund to resize its portfolio positions in response to inflows and outflows, and the foregone returns on portfolio cash held for flow-related reasons. In the NextShares structure, flow-related fund costs can be minimized by issuing and redeeming shares in-kind, and substantially offset by imposing transaction fees on direct purchases and redemption of shares; and
•	The Internal Revenue Code provides that a fund’s distributions of appreciated property to meet redemptions do not result in recognition by the fund of capital gains on the distributed property. NextShares funds generally meet redemptions by distributing securities and other instruments, while mutual funds typically meet redemptions with cash. To raise cash for redemptions, a mutual fund may be required to sell appreciated fund assets and thereby realize capital gains. By avoiding this adverse tax effect, NextShares that utilize in-kind redemptions may achieve higher tax efficiency than a mutual fund that meets redemptions with cash. Not all NextShares funds may meet redemptions in kind. NextShares funds that meet redemptions entirely in cash should not be expected to be more tax efficient than similar mutual funds.
How NextShares compare to ETFs. Similar to ETFs, NextShares are issued and redeemed in Creation Unit quantities and trade throughout the day on an exchange. Unlike ETFs, trading prices of NextShares are directly linked to the fund’s next end-of-day NAV using NAV-based trading. As described above, in NAV-based trading, all trades are executed at NAV plus or minus a trading cost (i.e., a premium or discount to NAV) determined at the time of trade execution. Different from ETFs, NextShares do not offer opportunities to transact intraday based on currently (versus end-of-day) determined prices. Buyers and Sellers of NextShares will not know the value of their purchases and sales until NAV is determined at the end of the trading day.
•	Different from ETFs, NextShares offer market makers a profit opportunity that does not require the management of intraday market risk. To realize profits from NextShares market making, a market maker holding positions in NextShares accumulated intraday need only transact with the fund to purchase (or redeem) a corresponding number of Creation Units, buy (sell) the equivalent quantities of Basket instruments at market-closing or better prices, and dispose of any remaining sub-Creation Unit share inventory through secondary market transactions prior to the close. Because
35

Additional information about NextShares
making markets in NextShares is simple to manage and low risk, competition among market makers seeking to earn reliable, low-risk profits should enable NextShares to routinely trade at tight bid-ask spreads and narrow premiums or discounts to NAV;
•	Unlike actively managed ETFs, NextShares are not required to disclose their full holdings on a daily basis, thereby protecting fund shareholders against the potentially dilutive effects of other market participants front-running the fund’s trades. Because the mechanism that underlies efficient trading of NextShares does not involve non-Basket instruments, the need for portfolio holdings disclosure to achieve tight markets in NextShares is eliminated;
•	Like ETFs, only an Authorized Participant may transact directly with a NextShares fund. A fund may have a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the fund and no other Authorized Participant is able to step forward to create or redeem, shares may trade at a discount to NAV and possibly face delisting; and
•	Different from conventional ETF trading, the NAV-based trading employed for NextShares provides built-in trade execution cost transparency and the ability to control transaction costs using limit orders. This feature of NextShares distinguishes them from ETFs, for which the variance between market prices and underlying portfolio values is not always known to individual investors and cannot be controlled by them.
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Management
Investment adviser
Pioneer, the fund's investment adviser, selects the fund's investments and oversees the fund's operations.
Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2016, assets under management were approximately $241 billion worldwide, including over $68 billion in assets under management by Pioneer (and its U.S. affiliates).
Pioneer’s main office is at 60 State Street, Boston, Massachusetts 02109.
The firm’s U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.
Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the fund's Board of Trustees, to hire and terminate a subadviser that is not affiliated with Pioneer (an “unaffiliated subadviser”) or to materially modify an existing subadvisory contract with an unaffiliated subadviser for the fund without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any unaffiliated subadviser.
Portfolio management
Day-to-day management of the fund’s portfolio is the responsibility of Marco Pirondini and David Glazer. Mr. Pirondini and Mr. Glazer may draw upon the research and investment management expertise of the firm’s research teams, which provide fundamental and quantitative research on companies on a global basis, and include members from one or more of Pioneer’s affiliates. Mr. Pirondini, Executive Vice President, Head of Equities U.S., has served as a portfolio manager of the fund since 20xx. From 2004 until 2010, Mr. Pirondini was Global Chief Investment Officer of Pioneer Investments, overseeing equity, fixed income, balanced, and quantitative portfolio management, and quantitative and fundamental research divisions. Mr. Pirondini joined a predecessor organization to Pioneer in 1991. Mr. Glazer, Vice President of Pioneer, has served as portfolio manager of the fund since 20xx. Mr. Glazer served as Vice President, Senior Analyst and Co-Portfolio Manager at Franklin Templeton Global Advisers from 2005 until 2012, specializing in global and international small/mid-capitalization strategies.
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Management
The fund’s statement of additional information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the fund.
Management fee
The fund pays Pioneer a fee for managing the fund and to cover the cost of providing certain services to the fund. Pioneer’s annual fee is equal to 0.75% of the fund’s average daily net assets up to $500 million, 0.70% of the next $500 million of the fund’s average daily net assets and 0.65% of the fund’s average daily net assets over $1 billion. The fee is accrued daily and paid monthly.
A discussion regarding the basis for the Board of Trustees’ approval of the management contract will be available in the fund's semi-annual report to shareholders, for the period ended xxxxxxxxxx, 20xx.
Distributor
[______________] (the “Distributor”) is the fund’s distributor. The Distributor distributes Creation Units of the fund, but does not maintain a secondary market in shares of the fund. The Distributor’s principal address is [______________].
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Related performance information
Related performance information
Pioneer is the investment adviser to a mutual fund that has substantially similar investment objectives, policies and strategies as Pioneer Global Equity NextShares (a “similarly managed fund”). Set forth below is performance information for the similarly managed fund. This performance information is provided to illustrate the past performance of Pioneer in managing a substantially similar investment mandate and should not be considered as an indication of future performance of the fund or the investment adviser. The performance shown below reflects the deduction of the total expenses of the similarly managed fund (including the investment advisory fee) [, which are higher than the estimated total expenses of the fund (net of expense reimbursement).] [If the similarly managed fund had been subject to the same fees and expenses as the fund, the performance shown below would have been higher.] The similarly managed fund performance shown is for a share class offered at net asset value. The similarly managed fund performance was calculated in accordance with the Securities and Exchange Commission’s standardized method for calculating mutual fund performance.
The performance of the similarly managed fund is shown in the table below for the stated periods ended [December 31, 2015]. Also shown is the performance of one or more broad-based securities indices used as the similarly managed fund’s benchmark.
	1 Year	5 Years	10 Years
Pioneer Global Equity Fund [1]	x.xx	x.xx	x.xx
Morgan Stanley Capital International (MSCI) World ND Index (reflects no deduction for fees, expenses or taxes)	x.xx	x.xx	x.xx
1. Assets in the similarly managed fund as of December 31, 2015 were approximately $180 million.
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Pricing of shares
Net asset value
The fund's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The fund calculates a net asset value for each class of shares every day the New York Stock Exchange is open as of the scheduled close of regular trading (normally 4:00 p.m. Eastern time). If the New York Stock Exchange closes at another time, the fund will calculate a net asset value for each class of shares as of the scheduled closing time. On days when the New York Stock Exchange is closed for trading, including certain holidays listed in the statement of additional information, a net asset value is not calculated. The fund’s most recent net asset value is available on the fund’s website, us.pioneerinvestments.com.
As described under “Buying and Selling Shares” below, fund shares trade in the secondary market at the Fund’s next-computed NAV plus or minus a trading cost (i.e., a premium or discount to NAV) determined at the time of trade execution. Investors transacting in fund shares will be informed of their final trade price after the fund’s NAV is determined at the end of the trading day.
The fund generally values its equity securities and certain derivative instruments that are traded on an exchange using the last sale price on the principal exchange on which they are traded. Equity securities that are not traded on the date of valuation, or securities for which no last sale prices are available, are valued at the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale, bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods. The fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
The fund generally values debt securities and certain derivative instruments by using the prices supplied by independent third party pricing services. A pricing service may use market prices or quotations from one or more brokers or other sources, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading
40

patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.
To the extent that the fund invests in shares of other mutual funds that are not traded on an exchange, such shares of other mutual funds are valued at their net asset values as provided by those funds. The prospectuses for those funds explain the circumstances under which those funds will use fair value pricing methods and the effects of using fair value pricing methods.
The valuations of securities traded in non-U.S. markets and certain fixed income securities will generally be determined as of the earlier closing time of the markets on which they primarily trade. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 3:00 p.m. (Eastern time). Non-U.S. markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem fund shares.
When independent third party pricing services are unable to supply prices for an investment, or when prices or market quotations are considered by Pioneer to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers. When such prices or quotations are not available, or when they are considered by Pioneer to be unreliable, the fund uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. The fund also may use fair value methods if it is determined that a significant event has occurred between the time at which a price is determined and the time at which the fund’s net asset value is calculated. Because the fund may invest in securities rated below investment grade — some of which may be thinly traded and for which prices may not be readily available or may be unreliable — the fund may use fair value methods more frequently than funds that primarily invest in securities that are more widely traded. Valuing securities using fair value methods may cause the net asset value of the fund’s shares to differ from the net asset value that would be calculated only using market prices.
The prices used by the fund to value its securities may differ from the amounts that would be realized if these securities were sold and these differences may be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility.
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Buying and selling shares
Trading in the secondary market. Shares of the fund are listed and available for trading on the Listing Exchange during its core trading session (generally 9:30 a.m. until 4:00 p.m. Eastern time). Shares may also be bought and sold on other national securities exchanges and alternative trading systems that have obtained appropriate licenses, adopted applicable rules and developed systems to support trading in fund shares. There can be no guarantee that an active trading market will develop or be maintained, or that the fund’s listing will continue or remain unchanged. The fund does not impose any minimum investment for shares of the fund purchased in the secondary market.
Fund shares may be purchased and sold in the secondary market only through a Broker. When buying or selling shares, you may incur trading commissions or other charges determined by your Broker. Due to applicable brokerage charges and other trading costs, frequent trading may detract from realized investment returns. Trading commissions are frequently a fixed dollar amount, and therefore may be proportionately more costly when buying or selling small amounts of shares.
When you buy or sell fund shares in the secondary market, you will pay or receive the fund’s next-computed NAV plus or minus a trading cost (i.e., premium or discount to NAV) determined at the time of trade execution. The final price of each purchase and sale of fund shares is determined and confirmed after calculation of that day’s NAV.
The premium or discount to NAV at which the fund’s share transactions are executed will depend on market factors, including the balance of supply and demand for shares among investors, transaction fees and other costs associated with creating and redeeming Creation Units of shares, competition among market makers, the share inventory positions and inventory strategies of market makers, and the volume of share trading. The cost to buy shares (i.e., premium to NAV) will generally increase when there is an imbalance of buyers over sellers and as the costs of creating Creation Units increase. The cost to sell shares (i.e., discount below NAV) will generally increase when there is an imbalance of sellers over buyers and as the costs of redeeming Creation Units increase. Reflecting these and other market factors, prices for fund shares in the secondary market may be above, at or below NAV. Trading premiums and discounts to the fund’s NAV may be significant. Different from how fund shares trade, purchases and sales of mutual fund shares are made at the next-determined NAV and transactions in shares of ETFs are priced intraday and not directly related to the ETF’s NAV.
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Information regarding the trading history of fund shares is available on the fund’s website at us.pioneerinvestments.com. Each business day, the website displays the prior business day’s NAV and the following trading information for such day:
−	intraday high, low, average and closing prices of shares in exchange trading, expressed as premiums/discounts to NAV;
−	the midpoint of the highest bid and lowest offer prices as of the close of exchange trading, expressed as a premium/discount to NAV;
−	the spread between highest bid and lowest offer prices as of the close of exchange trading; and
−	volume of shares traded.
The website also includes charts showing the frequency distribution and range of values of NAV-based trading prices, closing bid/ask midpoints and closing bid/ask spreads over time. This trading information is intended to provide useful information to current buyers and sellers of fund shares.
Trading prices of shares are directly linked to the fund’s next-computed NAV, which is normally determined as of the close of regular market trading each business day. Buyers and sellers of shares will not know the value of their purchases and sales until the fund’s NAV is determined at the end of the trading day. Trade prices are contingent upon the determination of NAV and may vary significantly from anticipated levels (including estimates based on intraday indicative values as described below) during periods of market volatility. Although limit orders can be used to control differences in trade price versus NAV, they cannot be used to control or limit trade execution prices.
The Listing Exchange is generally open for trading Monday through Friday of each week, except that it is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. A “Business Day” with respect to the fund’s secondary market trading and transaction in Creation Units is each day the Listing Exchange is open. Orders from Authorized Participants to create or redeem Creation Units will only be accepted on a Business Day. On days when the Listing Exchange closes earlier than normal, the fund may require orders to create or redeem Creation Units to be placed earlier in the day. See the Statement of Additional Information for more information.
Shares of the fund may be acquired from the fund through the Distributor or redeemed from the fund only in Creation Units or multiples thereof, as discussed in “Creations and Redemptions” below.
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Buying and selling shares
Intraday indicative values. At periodic intervals of not more than 15 minutes during the Listing Exchange’s regular trading session, an indicative estimate of the fund’s current portfolio value will be disseminated. The IIV calculations are estimates of the real-time value of the fund’s underlying holdings based on current market prices, and should not be viewed as a projection of NAV, which is calculated only once a day. The purpose of IIVs is to help investors determine the number of shares to buy or sell if they want to transact in an approximate dollar amount. Because IIVs will generally differ from the end-of-day NAV of the fund, they cannot be used to calculate with precision the dollar value of a prescribed number of shares to be bought or sold. Investors should understand that share transaction prices are based on closing NAVs, and that NAVs may vary significantly from IIVs during periods of market volatility. Neither the fund, the Trust or any of their affiliates are involved in, or responsible for, the calculation or dissemination of IIVs nor make any warranty as to their accuracy. An inaccuracy in an IIV could result from various factors, including difficulty pricing portfolio instruments on an intraday basis.
Creations and redemptions. The fund issues and redeems shares only in Creation Unit blocks of xx,000 shares or multiples thereof. Creation Units may be purchased or redeemed only by or through Authorized Participants. Each Authorized Participant must enter into an Authorized Participant agreement with the Distributor. A creation transaction, which is subject to acceptance by the fund’s Distributor, generally takes place when an Authorized Participant submits an order in proper form and deposits into the fund the Basket of securities, other instruments and/or cash that the fund specifies for that day.
To preserve the confidentiality of the fund’s trading activities, the investment adviser anticipates that the Basket will normally not be a pro rata slice of the fund’s portfolio positions and may vary significantly from the fund’s current portfolio. Securities being acquired will generally be excluded from the Basket until their purchase is completed and securities being sold may not be removed from the Basket until the sale program is substantially completed. Further, when deemed by the investment adviser to be in the best interest of the fund and its shareholders, other portfolio positions may be excluded from the Basket. The fund’s Basket will be available on the fund’s website each day. Whenever portfolio positions are excluded from the Basket, the Basket may include proportionately more cash than is in the portfolio, with such additional cash substituting for the excluded portfolio positions. See “Buying and Selling Shares - Purchase and Redemption of Creation Units” in the Statement of Additional Information. By not disclosing
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its full holdings currently, the fund can maintain the confidentiality of portfolio trading information and mitigate the potentially dilutive effects of other market participants front-running the fund’s trades.
Shares may be redeemed only in Creation Units in exchange for the current Basket as described above, provided that the fund may permit an Authorized Participant to deliver or receive cash in lieu of some or all of the Basket instruments in limited circumstances as described under “Buying and Selling Shares – Payment” in the Statement of Additional Information. Except when aggregated in Creation Units, shares are not redeemable by the fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in proper form, plus or minus the applicable transaction fee (see “Transaction Fees” below). Transactions in Creation Units are not subject to a sales charge.
A creation or redemption order is considered to be in proper form if all procedures set forth in this prospectus, the Authorized Participant agreement, order form and Statement of Additional Information are properly followed. For an order to be in proper form, the order must be submitted by an authorized person of an Authorized Participant and include all required information prior to the designated cut-off time (e.g., identifying information of the Authorized Participant and authorized person, fund the order relates to, type of order, number of Creation Units being issued or redeemed, and personal identification number, signature and/or other means of identification of the authorized person). See “Additional Tax Information” for information regarding taxation of transactions in Creation Units.
The fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with securities, including that the securities accepted for deposit and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Further, a shareholder that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive fund securities that are restricted securities eligible for resale under Rule 144A.
An Authorized Participant must be either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation (“NSCC”) or a DTC participant, and must have executed an Authorized Participant agreement with the Distributor with respect to creations and redemptions
45

Buying and selling shares
of Creation Units. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Statement of Additional Information.
Because new shares may be issued on an ongoing basis, at any point during the life of the fund a “distribution,” as such term is used in the 1933 Act, may occur. Brokers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether a party is an underwriter must take into account all the relevant facts and circumstances of each particular case. Brokers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
The fund does not impose any restrictions on the frequency of purchases and redemptions of Creation Units; however, the fund reserves the right to reject or limit purchases at any time. When considering that no restriction on frequent purchases and redemptions is necessary, the Board of Trustees of the Trust (the “Board”) evaluated the risks posed by market timing activities, such as whether frequent purchases and redemptions would interfere with the efficient implementation of the fund’s investment strategy, or whether they would cause the fund to experience increased transaction costs. The Board considered that, unlike most mutual funds, the fund charges transaction fees on purchases and redemptions that are designed to protect the fund from the associated dilution (see “Transaction Fees” below). Given the fund’s structure and use of transaction fees, the Board has determined that it is unlikely that attempts to market time the fund by shareholders will materially harm the fund or its shareholders.
Transaction fees. Purchasers and redeemers of Creation Units are charged a transaction fee to cover the estimated cost to the fund of processing the purchase or redemption, including costs charged to it by NSCC or DTC, and the estimated transaction costs (i.e., brokerage commissions, bid-ask spread
46

and market impact trading costs) incurred in converting the Basket to or from the desired portfolio composition. The transaction fee is determined daily and will be limited to amounts approved by the Board and determined by the investment adviser to be appropriate to defray the expenses that the fund incurs in connection with the purchase or redemption. The fund’s transaction fee will be available on the fund’s website each day. The purpose of transaction fees is to protect the fund’s existing shareholders from the dilutive costs associated with the purchase and redemption of Creation Units. The amount of transaction fees will differ among NextShares funds and may vary over time for the fund depending on the estimated trading costs for its portfolio positions and Basket, processing costs and other considerations. Transaction fees may include fixed amounts per creation or redemption event, amounts varying with the number of Creation Units purchased or redeemed, and amounts varying based on the time an order is placed. Funds that substitute cash for Basket instruments may impose higher transaction fees on the substituted cash amount. Higher transaction fees may apply to purchases and redemptions through DTC than through the NSCC.
Book entry. Fund shares are held in book-entry form, which means that no stock certificates are issued. DTC serves as the securities depository for shares of the fund. DTC, or its nominee, is the record owner of all outstanding shares of the fund and is recognized as the owner of all shares for all purposes. Investors owning shares of the fund are beneficial owners as shown on the records of DTC or DTC participants. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. To exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other exchange-traded securities that you hold in book-entry or “street name” form.
Investments by registered investment companies. The fund is a registered investment company under the 1940 Act. Accordingly, purchases of fund shares by other registered investment companies and companies relying on Section 3(c)(1) or 3(c)(7) of the 1940 Act are subject to the restrictions set forth in Section 12(d)(1) of the 1940 Act, except as permitted by an exemptive order of the SEC. The Trust has received exemptive relief to
47

Buying and selling shares
permit registered investment companies to invest in Fund shares beyond the limits of Section 12(d)(1)(A) of the 1940 Act, subject to certain terms and conditions, including that the registered investment company first enters into a written agreement with the Trust regarding the terms of the investment in fund shares.
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Distribution
The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and is the “principal underwriter” for the Trust in connection with the issuance of Creation Units of each fund.
All orders to purchase Creation Units of the fund must be placed with the Transfer Agent by or through an Authorized Participant, and it is the responsibility of the Transfer Agent to transmit such orders to the fund. The Transfer Agent furnishes to those placing such orders confirmation that the orders have been accepted, but the Transfer Agent may reject any order that is not submitted in proper form.
The Distributor is responsible for delivering a copy of the fund’s prospectus to Authorized Participants purchasing Creation Units and the Transfer Agent and the Distributor are responsible for maintaining records of the orders placed and any confirmations of acceptance furnished. In addition, the Custodian will maintain a record of the instructions given to the fund to implement the delivery of Creation Units.
Additional payments to financial intermediaries
Your financial intermediary may receive compensation from the fund, Pioneer or its affiliates for the sale of fund shares and related services. Compensation may include sales commissions and distribution and service (Rule 12b-1) fees, as well as compensation for administrative services and transaction processing.
Pioneer or its affiliates may make additional payments to your financial intermediary. These payments may provide your financial intermediary with an incentive to favor the Pioneer funds over other mutual funds or assist the distributor in its efforts to promote the sale of the fund’s shares. Financial intermediaries include broker-dealers, banks (including bank trust departments), registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.
Pioneer or its affiliates make these additional payments (sometimes referred to as “revenue sharing”) to financial intermediaries out of its own assets, which may include profits derived from services provided to the fund, or from the retention of a portion of sales charges or distribution and service fees. Pioneer may base these payments on a variety of criteria, including the amount of sales or assets of the Pioneer funds attributable to the financial intermediary or as a per transaction fee.
49

Distribution
Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Pioneer’s promotional efforts. Pioneer also may compensate financial intermediaries (in addition to amounts that may be paid by the fund) for providing certain administrative services and transaction processing services.
Pioneer may benefit from revenue sharing if the intermediary features the Pioneer funds in its sales system (such as by placing certain Pioneer funds on its preferred fund list or giving access on a preferential basis to members of the financial intermediary’s sales force or management). In addition, the financial intermediary may agree to participate in the distributor’s marketing efforts (such as by helping to facilitate or provide financial assistance for conferences, seminars or other programs at which Pioneer personnel may make presentations on the Pioneer funds to the intermediary’s sales force). To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients’ accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer funds’ assets. The intermediary may earn a profit on these payments if the amount of the payment to the intermediary exceeds the intermediary’s costs.
The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the fund’s statement of additional information. Your intermediary may charge you additional fees or commissions other than those disclosed in this prospectus. Intermediaries may categorize and disclose these arrangements differently than in the discussion above and in the statement of additional information. You can ask your financial intermediary about any payments it receives from Pioneer or the Pioneer funds, as well as about fees and/or commissions it charges.
Pioneer and its affiliates may have other relationships with your financial intermediary relating to the provision of services to the Pioneer funds, such as providing omnibus account services or effecting portfolio transactions for the Pioneer funds. If your intermediary provides these services, Pioneer or the Pioneer funds may compensate the intermediary for these services. In addition, your intermediary may have other relationships with Pioneer or its affiliates that are not related to the Pioneer funds.
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To the extent permitted by applicable law or relevant exchange rules, the fund may in the future, but is not required to, participate in certain market maker incentive programs of a national securities exchange pursuant to which Pioneer (or one of its affiliates) would pay a fee to the exchange to be used for the purpose of incentivizing one or more market makers to enhance the liquidity and quality of the secondary market for fund shares. The fee would be credited by the exchange to one or more market makers that meet or exceed liquidity and market quality standards with respect to fund shares. Each market maker incentive program is subject to approval by the SEC. Any such fee payments made to an exchange will be made by Pioneer (or one of its affiliates) from its own resources and will not be paid by the fund.
51

Shareholder services and policies
Pioneer website
us.pioneerinvestments.com
The website includes a full selection of information on mutual fund investing. You can also use the website to get:
•	Your current account information
•	Prices, returns and yields of all publicly available Pioneer mutual funds
•	Prospectuses, statements of additional information and shareowner reports for all the Pioneer mutual funds
•	A copy of Pioneer’s privacy notice
Household delivery of fund documents
With your consent, Pioneer may send a single proxy statement, prospectus and shareowner report to your residence for you and any other member of your household who has an account with the fund. If you wish to revoke your consent to this practice, you may do so by notifying Pioneer, by phone or in writing (see “How to contact us”). Pioneer will begin mailing separate proxy statements, prospectuses and shareowner reports to you within 30 days after receiving your notice.
Tax information
Early each year, the fund will mail you information about the tax status of the dividends and distributions paid to you by the fund.
Privacy
The fund has a policy designed to protect the privacy of your personal information. A copy of Pioneer’s privacy notice was given to you at the time you opened your account. The fund will send you a copy of the privacy notice each year. You may also obtain the privacy notice by calling the fund or through Pioneer’s website.
Telephone and website access
You may have difficulty contacting the fund by telephone or accessing us.pioneerinvestments.com during times of market volatility or disruption in telephone or Internet service. On New York Stock Exchange holidays or on days when the exchange closes early, Pioneer will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to access us.pioneerinvestments.com or reach the fund by telephone, you should communicate with the fund in writing.
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Dividends, capital gains and taxes
Dividends and capital gains
The fund generally pays any distributions of net short- and long-term capital gains in November.
The fund generally pays dividends from any net investment income in December.
Fund distributions
The fund distributes substantially all of its net investment income to shareholders in the form of dividends. Dividends may not be paid if fund expenses exceed fund income for the period. In addition, the fund intends to distribute net realized capital gains, if any, annually. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the fund.
No dividend reinvestment service is provided by the Trust. Financial intermediaries may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of fund shares for reinvestment of their dividend distributions. Beneficial owners should contact their financial intermediary to determine the availability and costs of the service and the details of participation therein. Financial intermediaries may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions will be automatically reinvested in additional whole shares of the fund purchased in the secondary market.
The fund may also pay dividends and capital gain distributions at other times if necessary for the fund to avoid U.S. federal income or excise tax. If you invest in the fund shortly before a dividend or other distribution, generally you will pay a higher price per share and, unless you are exempt from tax, you will pay taxes on the amount of the distribution whether you reinvest the distribution in additional shares or receive it as cash.
Taxes
You will normally have to pay federal income taxes, and any state or local taxes, on the dividends and other distributions you receive from the fund, whether you take the distributions in cash or reinvest them in additional shares. For U.S. federal income tax purposes, distributions from the fund's net capital gains (if any) are considered long-term capital gains and are generally taxable to noncorporate shareholders at rates of up to 20%. Distributions from the fund’s net short-term capital gains are generally taxable as ordinary income. Other dividends are taxable either as ordinary income or, in general, if paid from the fund's “qualified dividend income”
53

Dividends, capital gains and taxes
and if certain conditions, including holding period requirements, are met by the fund and the shareholder, as qualified dividend income taxable to noncorporate shareholders at U.S. federal income tax rates of up to 20%.
“Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market.
A portion of dividends received from the fund (but none of the fund's capital gain distributions) may qualify for the dividends-received deduction for corporations.
The fund will report to shareholders annually the U.S. federal income tax status of all fund distributions.
If the fund declares a dividend in October, November or December, payable to shareholders of record in such a month, and pays it in January of the following year, you will be taxed on the dividend as if you received it in the year in which it was declared.
Sales generally will be taxable transactions to shareowners. When you sell fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell.
A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount. This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, dividends, interest and certain capital gains are generally taken into account in computing a shareholder’s net investment income.
You must provide your social security number or other taxpayer identification number to the fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if it is otherwise
54

legally required to do so, the fund will apply “backup withholding” tax on your dividends and other distributions, sale proceeds and any other payments to you that are subject to backup withholding. The backup withholding rate is 28%.
Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, generally are not subject to U.S. federal income tax on fund dividends or other distributions or on sales of fund shares. However, in the case of fund shares held through a nonqualified deferred compensation plan, fund dividends and other distributions received by the plan and sales of fund shares by the plan generally will be taxable to the employer sponsoring such plan in accordance with U.S. federal income tax laws that are generally applicable to shareholders receiving such dividends and other distributions from regulated investment companies such as the fund or effecting such sales.
Plan participants whose retirement plan invests in the fund generally are not subject to federal income tax on fund dividends or other distributions received by the plan or on sales of fund shares by the plan. However, distributions to plan participants from a retirement plan generally are taxable to plan participants as ordinary income.
You should ask your tax adviser about any federal, state, local and foreign tax considerations relating to an investment in the fund. You may also consult the fund's statement of additional information for a more detailed discussion of the U.S. federal income tax considerations that may affect the fund and its shareowners.
Additional tax information
Purchasers of Creation Units of shares on an in-kind basis will generally recognize a gain or loss on the purchase transaction equal to the difference between the market value of the Creation Units at that time and the purchaser’s aggregate basis in the securities or other instruments exchanged plus (or minus) the cash amount paid (or received). Persons redeeming Creation Units will generally recognize a gain or loss equal to the difference between the redeeming shareholder’s basis in the Creation Units redeemed and the aggregate market value of the securities or other instruments received plus (or minus) the cash amount received (or paid).
The Internal Revenue Service may assert that a loss realized upon an exchange of securities or other instruments for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis
55

Dividends, capital gains and taxes
that there has been no significant change in economic position. Persons exchanging securities or other instruments should consult their own tax advisors with respect to whether wash sale rules apply and whether a loss is deductible. Any capital gain or loss realized by a shareholder upon a redemption (or creation) of Creation Units is generally treated as long-term capital gain or loss if the Creation Units (or the securities surrendered) have been held for more than one year and as short-term capital gain or loss if they have been held for one year or less. If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many shares you purchased or sold and at what price.
The fund has the right to reject an order for Creation Units if the acquiror (or a group of acquirors) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the fund and if, pursuant to Section 351 of the Code, the fund would have a basis in the deposited securities different from the market value of such securities on the date of deposit. The fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.
56

Financial highlights
Because the fund has not commenced operations as of the date of this prospectus, financial highlights are not available.
57

Notes
58

Notes
59

Notes
60

Pioneer Global Equity NextShares
You can obtain more free information about the fund from your investment firm or by writing to Pioneer Funds, 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292 for more information about the fund, to request copies of the fund’s statement of additional information and shareowner reports, and to make other inquiries.
Visit our website
us.pioneerinvestments.com
The fund makes available the statement of additional information and shareowner reports, free of charge, on the fund’s website at us.pioneerinvestments.com. You also may find other information and updates about Pioneer and the fund, including fund performance information and the fund’s most recent net asset value, on the fund’s website.
Shareowner reports
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide additional information about the fund's investments. The annual report discusses market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.
Statement of additional information
The statement of additional information provides more detailed information about the fund.
The statement of additional information, dated xxxxxxxxxxx, 20xx, as may be amended from time to time, and filed with the Securities and Exchange Commission, is incorporated by reference into this prospectus.
You can also review and copy the fund's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-1520.
(Investment Company Act file no. 811-xxxxx)

Pioneer Funds Distributor, Inc. 60 State Street Boston, MA 02109 us.pioneerinvestments.com	xxxxx-xx-xxxx ©2017 Pioneer Funds Distributor, Inc. Member SIPC

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com
This is not part of the prospectus.
xxxxx-xx-xxxx
©2017 Pioneer Funds Distributor, Inc.
Underwriter of Pioneer mutual funds
Member SIPC

PRELIMINARY PROSPECTUS SUBJECT TO COMPLETION
The information in this prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale would be prohibited.
Pioneer

Select Mid Cap Growth NextShares
Listing Exchange: The NASDAQ Stock Market LLC
(TICKER)
Prospectus, xxxxxxxxxxxx, 2017

NextSharesTM are a new type of actively managed fund that differ from traditional mutual funds and exchange-traded funds. Individual shares of a NextShares fund may be purchased and sold only on a national securities exchange or alternative trading system. Trading prices of NextShares are directly linked to the fund’s next-computed net asset value per share (“NAV”) and will vary from NAV by a market-determined trading cost (i.e., a premium or discount to NAV), which may be zero. Investing in NextShares involves certain risks as described in this Prospectus. As a new type of fund, NextShares do not have an operating history.
Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the fund's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Contact your investment professional to discuss how the fund may fit into your portfolio.

Fund summary
Investment objective
Long-term capital growth.
Fees and expenses of the fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareowner fees
(fees paid directly from your investment)	None

Annual fund operating expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.xx%
Distribution and Service (12b-1) Fees	None
Other Expenses[1]	0.xx%
Total Annual Fund Operating Expenses	0.xx%
Less: Fee Waiver and Expense Reimbursement[2]	–0.xx %
Net Expenses[2]	0.xx%
1	Other expenses are based on estimated amounts for the current fiscal year.
2	The fund’s investment adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions, interest and acquired fund fees and expenses) to the extent required to reduce fund expenses to x.xx%. The expense limitation is in effect through xxxxxxxx, 20xx. There can be no assurance that the adviser will extend the expense limitation beyond such time. While in effect, the arrangement may be terminated only by agreement of the adviser and the Board of Trustees.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods shown and then, except as indicated, redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the fund's total annual operating expenses remain the same except for year one (which considers the effect of the expense limitation). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1

Fund summary
Number of years you own your shares
	1	3
Shares	$xxx	$xxx
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance.
Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of mid-size companies. Mid-size companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell Midcap Growth Index (approximately $57 billion as of December 31, 2016) or the 3-year rolling average of the market capitalization of the largest company within the Russell Midcap Growth Index ($34.50 billion as of December 31, 2016), as measured at the end of the preceding month, and are not less than the smallest company within the index. The Russell Midcap Growth Index measures the performance of U.S. mid-cap growth stocks. The size of the companies in the index changes constantly as a result of market conditions and the composition of the index. The fund’s investments will not be confined to securities issued by companies included in the index. For purposes of the fund’s investment policies, equity securities include common stocks and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks. The fund may invest in initial public offerings of equity securities.
The fund may invest in securities of issuers in any industry or market sector. The fund may invest up to 20% of its total assets in debt securities. The fund may invest up to 5% of its net assets in below investment grade debt securities (known as “junk bonds”), including below investment grade convertible debt securities, and securities in default.
The fund may invest up to 20% of its net assets in REITs.
2

The fund may invest up to 20% of its total assets in securities of non-U.S. issuers. The fund will not invest more than 5% of its total assets in the securities of emerging markets issuers.
The fund may, but is not required to, use derivatives, such as stock index futures and options. The fund may use derivatives for a variety of purposes, including: in an attempt to hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the fund’s return as a non-hedging strategy that may be considered speculative; to manage portfolio characteristics; and as a cash flow management technique. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund also may hold cash or other short-term instruments.
The fund uses a “growth” style of management and seeks to invest in companies with above average potential for earnings and revenue growth that are also trading at attractive market valuations. To select growth stocks the fund’s investment adviser employs quantitative analysis, fundamental research and an evaluation of the issuer based on its financial statements and operations. The adviser relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. The adviser focuses on the quality and price of individual issuers and economic sector analysis, not on market-timing strategies.
The adviser generally sells a portfolio security when it believes that the issuer no longer offers the potential for above average earnings and revenue growth. The adviser makes that determination based upon the same criteria it uses to select portfolio securities.
About NextShares
NextShares are a new type of actively managed exchange-traded product operating pursuant to an order issued by the SEC granting an exemption from certain provisions of the Investment Company Act of 1940, as amended (the “1940 Act”). As a new type of fund, NextShares do not have an operating history and there can be no guarantee that an active trading market for NextShares will develop.
Individual shares of a NextShares fund may be purchased and sold only on a national securities exchange or alternative trading system through a broker-dealer that offers NextShares (“Broker”), and may not be directly purchased or redeemed from the fund. As a new type of fund, NextShares
3

Fund summary
initially may be offered by a limited number of Brokers. Trading prices of NextShares are directly linked to the fund’s next-computed net asset value per share (“NAV”), which is normally determined as of the close of regular market trading each business day. Buyers and sellers of NextShares will not know the value of their purchases and sales until NAV is determined at the end of the trading day.
Trading prices of NextShares will vary from NAV by a market-determined trading cost (i.e., a premium or discount to NAV), which may be zero. The premium or discount to NAV at which NextShares trades are executed is locked in at the time of trade execution, and will depend on market factors, including the balance of supply and demand for shares among investors, transaction fees and other costs associated with creating and redeeming Creation Units (as defined below) of shares, competition among market makers, the share inventory positions and inventory strategies of market makers, and the volume of share trading. Reflecting these and other market factors, prices of shares in the secondary market may be above, at or below NAV. See “Purchases and Sales of Fund Shares” below for important information about how to buy and sell shares.
How NextShares compare to mutual funds. Mutual fund shares may be purchased and redeemed directly from the issuing fund for cash at the fund’s next-determined NAV. Shares of NextShares funds, by contrast, are purchased and sold primarily in the secondary market. Because trading prices of NextShares may vary from NAV and commissions may apply, NextShares may be more expensive to buy and sell than mutual funds. Like mutual funds, NextShares may be bought or sold in specified share or dollar quantities, although not all Brokers may accept dollar-based orders.
Relative to investing in mutual funds, the NextShares structure offers certain potential advantages that may translate into improved performance and higher tax efficiency. These potential advantages include: (a) a single class of shares with no sales loads or distribution and service (12b-1) fees; (b) lower fund transfer agency expenses; (c) reduced fund trading costs and cash drag in connection with shareholder inflows and outflows; and (d) lower fund capital gains distributions. Because NextShares do not pay sales loads or distribution and service (12b-1) fees, their appeal to financial intermediaries may be limited to distribution arrangements that do not rely upon such payments.
4

How NextShares compare to ETFs. Similar to ETFs, NextShares are issued and redeemed only in specified large aggregations (“Creation Units”) and trade throughout the day on an exchange. Unlike ETFs, trading prices of NextShares are directly linked to the fund’s next end-of-day NAV rather than determined at the time of trade execution. Different from ETFs, NextShares do not offer opportunities to transact intraday at currently (versus end-of-day) determined prices.
Unlike actively managed ETFs, NextShares are not required to disclose their full holdings on a daily basis, thereby protecting fund shareholders against the potentially dilutive effects of other market participants front-running the fund’s trades. Because the mechanism that underlies efficient trading of NextShares does not involve portfolio instruments not used in creations and redemptions, the need for full portfolio holdings disclosure to achieve tight markets in NextShares is eliminated. The NAV-based trading employed for NextShares provides investors with built-in trade execution cost transparency and the ability to control their trading costs using limit orders. This feature of NextShares distinguishes them from ETFs, for which the variance between market prices and underlying portfolio values is not always known by individual investors and cannot be controlled by them. For more information, see “Additional Information about NextShares.”
Principal risks of investing in the fund
You could lose money on your investment in the fund. As with any mutual fund, there is no guarantee that the fund will achieve its objective.
Market trading risk. Individual fund shares may be purchased and sold only on a national securities exchange or alternative trading system through a Broker, and may not be directly purchased or redeemed from the fund. There can be no guarantee that an active trading market for shares will develop or be maintained, or that their listing will continue unchanged. Buying and selling shares may require you to pay brokerage commissions and expose you to other trading costs. Due to brokerage commissions and other transaction costs that may apply, frequent trading may detract from realized investment returns. Trading prices of shares may be above, at or below the fund’s NAV, will fluctuate in relation to NAV based on supply and demand in the market for shares and other factors, and may vary significantly from NAV during periods of market volatility. The return on your investment will be reduced if you sell shares at a greater discount or narrower premium to NAV than you acquired shares.
5

Fund summary
Contingent pricing risk. Trading prices of fund shares are directly linked to the fund’s next-computed NAV, which is normally determined as of the close of regular market trading each business day. Buyers and sellers of shares will not know the value of their purchases and sales until the fund’s NAV is determined at the end of the trading day. Like mutual funds, the fund does not offer opportunities to transact intraday based at currently (versus end-of-day) determined prices. Trade prices are contingent upon the determination of NAV and may vary significantly from anticipated levels (including estimates based on intraday indicative values disseminated by the fund) during periods of market volatility. Although limit orders can be used to control differences in trade prices versus NAV, they cannot be used to control or limit trade execution prices.
Market risk. The market prices of securities held by the fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets, such as those in the United States, Europe, Asia and elsewhere, have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; measures to address U.S. federal and state budget deficits; downgrading of U.S. long-term sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and recently has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests. Policy and legislative changes in the U.S. and in other countries
6

are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may be negatively affected. The fund may experience a substantial or complete loss on any individual security or derivative position.
Mid-size companies risk. Compared to large companies, mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines and capital resources, experience sharper swings in market values, be harder to sell at the times and prices the adviser thinks appropriate, and offer greater potential for gain and loss.
Growth style risk. The fund's investments may not have the growth potential originally expected. Growth stocks may fall out of favor with investors and underperform the overall equity market.
Portfolio selection risk. The adviser's judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.
Risks of investments in real estate related securities. Investments in real estate securities are affected by economic conditions, interest rates, governmental actions and other factors. In addition, investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. Mortgage REITs are particularly subject to interest rate and credit risks. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. Many real estate companies, including REITs, utilize leverage.
7

Fund summary
Risks of warrants and rights. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the fund loses any amount it paid for the warrant. The failure to exercise subscription rights to purchase common shares would result in the dilution of the fund’s interest in the issuing company.
Preferred stocks risk. Preferred stocks may pay fixed or adjustable rates of return. Preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stocks generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Thus, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. The market value of preferred stocks generally decreases when interest rates rise. Preferred stocks of smaller companies may be more vulnerable to adverse developments than preferred stocks of larger companies.
Risks of initial public offerings. Companies involved in initial public offerings (IPOs) generally have limited operating histories, and prospects for future profitability are uncertain. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time. The purchase of IPO shares may involve high transaction costs.
Risks of investment in other funds. Investing in other investment companies, including exchange-traded funds (ETFs), subjects the fund to the risks of investing in the underlying securities or assets held by those funds. When investing in another fund, the fund will bear a pro rata portion of the underlying fund’s expenses, in addition to its own expenses.
Debt securities risk. Factors that could contribute to a decline in the market value of debt securities in the fund include rising interest rates, if the issuer or other obligor of a security held by the fund fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. Junk bonds have a higher risk of default or are already in default and are considered speculative.
8

Risks of convertible securities. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. A downturn in equity markets may cause the price of convertible securities to decrease relative to other fixed income securities.
Risks of non-U.S. investments. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, extreme price volatility, currency risks, changes in economic, political, regulatory and social conditions, terrorism, sustained economic downturns, financial instability, tax burdens, and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security. A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. In addition, voters in the United Kingdom have approved withdrawal from the European Union. Other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union.
Market segment risk. To the extent the fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a fund without the same focus.
Derivatives risk. Using stock index futures and options and other derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives may increase the volatility of the fund's net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the fund. Some derivatives have the potential for unlimited loss, regardless of the size of the fund’s initial investment. Changes in a derivative’s value may not correlate well with the referenced asset or metric. The fund also may have to sell assets
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Fund summary
at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule takes effect, it could limit the ability of the fund to invest in derivatives.
Leveraging risk. The value of your investment may be more volatile and other risks tend to be compounded if the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the fund's underlying assets and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.
Portfolio turnover risk. If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance. A higher level of portfolio turnover may also cause shareholders to incur a higher level of taxable income or capital gains.
Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s last valuation of the investment, particularly for illiquid securities and securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued the securities or had used a different valuation methodology. The fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.
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Liquidity risk. Some securities and derivatives held by the fund may be impossible or difficult to purchase, sell or unwind, particularly during times of market turmoil. Illiquid securities and derivatives also may be difficult to value. If the fund is forced to sell an illiquid asset or unwind a derivatives position to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.
Expense risk. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
Please note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals.
An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The fund's performance
Since the fund does not yet have a full calendar year of operations, it does not disclose any performance information in this prospectus. The performance information provided by the fund in the future will give some indication of the risks of an investment in the fund by showing changes in the fund's performance from year to year and by showing how the fund’s average annual returns compare with those of a broad measure of market performance.
Management
Investment adviser	Pioneer Investment Management, Inc.
Portfolio management	Ken Winston (lead portfolio manager), Vice President of Pioneer (portfolio manager of the fund since 20xx); Shaji John, Vice President of Pioneer (portfolio manager of the fund 20xx) and David Sobell, Vice President of Pioneer (portfolio manager of the fund since 20xx)
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Fund summary
Purchases and sales of fund shares
Buying and selling shares in the secondary market. Shares of the fund are listed and available for trading on The NASDAQ Stock Market LLC (the “Listing Exchange”) during the Listing Exchange’s core trading session (generally 9:30 a.m. to 4:00 p.m. Eastern time). Shares may also be bought and sold on other national securities exchanges and alternative trading systems that have obtained appropriate licenses, adopted applicable rules and developed systems to support trading in fund shares. Fund shares may be purchased and sold in the secondary market only through a Broker. When buying or selling shares, you may incur trading commissions or other charges determined by your Broker. The fund does not impose any minimum investment for shares of the fund purchased in the secondary market.
Buying and selling fund shares is similar in most respects to buying and selling ETFs and listed stocks. Throughout each trading day, market makers post on an exchange bids to buy shares and offers to sell shares. Buyers and sellers submit trade orders through their Brokers. The executing trading venue matches orders received from Brokers against market maker quotes and other orders to execute trades, and reports the results of completed trades to the parties to the trade, member firms and market data services. Completed trades in fund shares clear and settle just like ETF trades and listed stock trades, with settlement normally occurring on the third following business day (T+3). Orders to buy and sell fund shares that are not executed on the day the order is submitted are automatically cancelled as of the close of trading that day.
Trading in fund shares differs from buying and selling ETFs and listed stocks in four respects:
•	how intraday prices of executed trades and bids and offers posted by market makers are expressed;
•	how to determine the number of shares to buy or sell if you seek to transact in an approximate dollar amount;
•	what limit orders mean and how limit prices are expressed; and
•	how and when the final price of executed trades is determined.
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Intraday prices and quote display format. The intraday price of executed trades and bids and offers quoted for fund shares are all expressed relative to the fund’s next-determined NAV, rather than as an absolute dollar price. As noted above, the fund’s NAV is normally determined as of the close of regular market trading each business day. As an illustration, shares of the fund may be quoted intraday at a best bid of “NAV -$0.01” and a best offer of “NAV +$0.02.” A buy order executed at the quoted offer price would, in this example, be priced at two cents over the fund’s NAV on the trade date. If the last trade in fund shares was priced at two cents over NAV (the current best offer), it would be displayed as “NAV +$0.02.”
Bid and offer quotes and prices of fund shares in NAV-based format can be accessed intraday on Broker terminals using the fund’s ticker symbol. Market data services may display bid and offer quotes and trade prices in NAV-based format or in “proxy price” format, in which NAV is represented as 100.00 and premiums/discounts to NAV are represented by the same difference from 100.00 (to illustrate, NAV-$0.01 would be shown as 99.99 and NAV+$0.02 as 100.02). Historical information about the fund’s trading costs and trading spreads is provided on its webpage on pioneerinvestments.com.
Sizing buy and sell orders. NextShares may be purchased and sold in specified share or dollar quantities, although not all Brokers may accept dollar-based orders. In share-based orders, you specify the number of fund shares to buy or sell. Like share-based ETF and listed stock orders, determining the number of Fund shares to buy or sell if you seek to transact in an approximate dollar amount requires dividing the intended purchase or sale amount by the estimated price per share. To assist buyers and sellers in estimating transaction prices, the fund makes available at intervals of not more than 15 minutes during the Listing Exchange’s regular trading session an indicative estimate of the fund’s current portfolio value (“Intraday Indicative
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Fund summary
Value” or “IIV”). IIVs can be accessed on the fund’s webpage at pioneerinvestments.com and may also be available from Brokers and market data services.
The price of a transaction in fund shares can be estimated as the sum of the most recent IIV and the current bid (for sales) or offer (for purchases). If, for example, you seek to buy approximately $15,000 of fund shares when the current IIV is $19.98 and the current offer is NAV +$0.02, you should place an order to buy 750 shares (= $15,000 ÷ $20.00). And if you seek to sell approximately $15,000 of fund shares when the current IIV is $19.98 and the current bid is NAV -$0.01, you should sell 751 shares (≈ $15,000 ÷ $19.97).
Because IIVs are estimates and will generally differ from NAV, they cannot be used to calculate with precision the dollar value of a prescribed number of shares to be bought or sold. Investors should understand that share transaction prices are based on the fund’s next-determined NAV, and that NAVs may vary significantly from IIVs during periods of intraday market volatility.
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Limit orders. A “limit order” is an order placed with a Broker to buy or sell a prescribed number of shares at a specified price or better. In entering limit orders to buy or sell fund shares, limit prices are expressed relative to NAV (i.e., NAV +$0.02, NAV -$0.01), rather than as an absolute dollar price. By using limit orders, buyers and sellers of NextShares can control their trading costs in a manner not available for ETFs.
Although limit orders can be used to control differences in trade price versus NAV, they cannot be used to control or limit absolute trade execution prices.
Final prices of executed trades. The premium or discount to NAV at which fund shares trade is locked in at the time of trade execution, with the final price contingent upon the determination of NAV at the end of the trading day. If, for example, an order to buy or sell shares executes at NAV +$0.02 and the fund’s NAV on the day of the trade is $20.00, the final trade price is $20.02.
The premium or discount to NAV at which fund shares trade depends on market factors, including the balance of supply and demand for shares among investors, transaction fees and other costs associated with creating and redeeming Creation Units, competition among market makers, the share inventory positions and inventory strategies of market makers, and the volume of share trading. NextShares do not offer investors the opportunity to buy and sell intraday at currently (versus end-of-day) determined prices. Buyers and sellers of shares will not know the final trade price of executed
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Fund summary
trades until the fund’s NAV is determined at the end of the trading day. Trading prices of shares may be above, at or below NAV, and may vary significantly from NAV during periods of market volatility.
Transactions directly with the fund. The fund issues and redeems shares only in Creation Unit blocks of xx,000 shares or multiples thereof. Creation Units may be purchased or redeemed only by or through “Authorized Participants,” which are broker-dealers or institutional investors that have entered into agreements with the fund’s distributor for this purpose. The fund issues and redeems Creation Units in return for the securities, other instruments and/or cash (the “Basket”) that the fund specifies each business day. The fund’s Basket is not intended to be representative of current holdings and may vary significantly from current portfolio positions. The fund imposes transaction fees on Creation Units issued and redeemed to offset the estimated cost to the fund of processing the transaction and converting the Basket to or from the desired portfolio composition. For more information, see “Buying and Selling Shares.”
Tax information
The fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains.
Payments to broker-dealers and other financial intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or investment professional to recommend the fund over another investment. Ask your salesperson or investment professional or visit your financial intermediary’s website for more information.
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More on the fund’s investment objective and strategies
Investment objective
Long-term capital growth.
The fund’s investment objective may be changed without shareholder approval. The fund will provide at least 30 days’ notice prior to implementing any change to its investment objective.
Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of mid-size companies. Mid-size companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell Midcap Growth Index (approximately $57 billion as of December 31, 2016) or the 3-year rolling average of the market capitalization of the largest company within the Russell Midcap Growth Index ($34.50 billion as of December 31, 2016), as measured at the end of the preceding month, and are not less than the smallest company within the index. The Russell Midcap Growth Index measures the performance of U.S. mid-cap growth stocks. The size of the companies in the index changes constantly as a result of market conditions and the composition of the index. The fund’s investments will not be confined to securities issued by companies included in the index. For purposes of the fund’s investment policies, equity securities include common stocks and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks. The fund may consider an ETF as a mid-size company for purposes of satisfying the fund’s 80% policy if the ETF invests at least 80% of its net assets in the equity securities of mid-size companies. The fund may invest in initial public offerings of equity securities.
The fund will provide notice to shareholders at least 60 days prior to any change to its policy to invest at least 80% of its assets in equity securities of mid-size companies.
The fund may invest in securities of issuers in any industry or market sector. The fund may invest up to 20% of its total assets in debt securities. The fund may invest up to 5% of its net assets in below investment grade debt securities (known as “junk bonds”), including below investment grade convertible debt securities, and securities in default. The fund invests in debt securities when Pioneer Investment Management, Inc. (Pioneer), the
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More on the fund’s investment objective and strategies
fund's investment adviser, believes they are consistent with the fund's investment objective of capital growth, to diversify the fund's portfolio or for greater liquidity.
The fund may invest up to 20% of its net assets in REITs.
The fund may invest up to 20% of its total assets in securities of non-U.S. issuers. The fund will not invest more than 5% of its total assets in the securities of emerging markets issuers. The fund does not count securities of Canadian issuers against the limit on investment in securities of non-U.S. issuers.
The fund uses a “growth” style of management and seeks to invest in companies with above average potential for earnings and revenue growth that are also trading at attractive market valuations. To select growth stocks, Pioneer employs quantitative analysis, fundamental research and an evaluation of the issuer based on its financial statements and operations. Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers and economic sector analysis, not on market-timing strategies. Factors Pioneer looks for in selecting investments include:
•	Market leadership in a company's primary products and services
•	Companies expected to benefit from long-term trends in the economy and society
•	Low market valuations relative to earnings forecast, book value, cash flow and sales compared to historic standards
•	Increasing earnings forecast
Pioneer generally sells a portfolio security when it believes that the issuer no longer offers the potential for above average earnings and revenue growth. Pioneer makes that determination based upon the same criteria it uses to select portfolio securities.
The fund may invest in debt securities rated “D” or better, or comparable unrated securities. Debt securities rated “D” are in default.
The fund’s investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this prospectus or in the statement of additional information.
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Investments in REITs
REITs are companies that invest primarily in income producing real estate or real estate related loans or interests. Some REITs invest directly in real estate and derive their income from the collection of rents and capital gains on the sale of properties. Other REITs invest primarily in mortgages, including “sub-prime” mortgages, secured by real estate and derive their income from collection of interest.
Non-U.S. investments
The fund may invest in securities of non-U.S. issuers, including securities of emerging markets issuers. Non-U.S. issuers are issuers that are organized and have their principal offices outside of the United States. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations, or private issuers, and certain supranational organizations, such as the World Bank and the European Union. The fund considers emerging market issuers to include issuers organized under the laws of an emerging market country, issuers with a principal office in an emerging market country, issuers that derive at least 50% of their gross revenues or profits from goods or services produced in emerging markets or sales made in emerging markets, and emerging market governmental issuers.
Debt securities
The fund may invest in debt securities. Generally the fund may acquire debt securities that are investment grade, but the fund may invest in below investment grade debt securities (known as “junk bonds”) including below investment grade convertible debt securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by the adviser.
Derivatives
The fund may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts, swaps and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The fund may use derivatives for a variety of purposes, including:
•	In an attempt to hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates
•	As a substitute for purchasing or selling securities
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More on the fund’s investment objective and strategies
•	To attempt to increase the fund’s return as a non-hedging strategy that may be considered speculative
•	To manage portfolio characteristics (for example, the fund's exposure to various market segments)
•	As a cash flow management technique
The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.
Cash management and temporary investments
Normally, the fund invests substantially all of its assets to meet its investment objective. The fund may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the fund may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. The fund may adopt a defensive strategy when the adviser believes securities in which the fund normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions. During such periods, it may be more difficult for the fund to achieve its investment objective.
Additional investment strategies
In addition to the principal investment strategies discussed above, the fund may also use other techniques, including the following non-principal investment strategies.
Reverse repurchase agreements and borrowing
The fund may enter into reverse repurchase agreements pursuant to which the fund transfers securities to a counterparty in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price. Reverse repurchase agreements are treated as borrowings by the fund, are a form of leverage and may make the value of an investment in the fund more volatile and increase the risks of investing in the fund. The fund also may borrow money from banks or other lenders for temporary purposes. The fund may borrow up to 33 1⁄3% of its total assets. Entering into reverse repurchase agreements and other borrowing transactions may cause the fund to liquidate positions when it may not be advantageous to do so in order to satisfy its obligations or meet segregation requirements.
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Short-term trading
The fund usually does not trade for short-term profits. The fund will sell an investment, however, even if it has only been held for a short time, if it no longer meets the fund's investment criteria. If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.
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More on the risks of investing in the fund
Principal investment risks
You could lose money on your investment in the fund. As with any mutual fund, there is no guarantee that the fund will achieve its objective.
Market trading risks. Individual fund shares may be purchased and sold only on a national securities exchange or alternative trading system through a broker, and may not be directly purchased or redeemed from the fund. There can be no guarantee that an active trading market for shares will develop or be maintained, or that their listing will continue unchanged. Buying and selling shares may require the payment of brokerage commissions and expose the buyer or seller to other trading costs. Due to brokerage commissions and other trading costs, frequent trading may detract from realized investment returns. Trading prices of shares may be above, at or below NAV, will fluctuate in relation to NAV based on supply and demand in the market for shares and other factors, and may vary significantly from NAV during periods of market volatility. An investor’s realized investment returns will be reduced if the investor sells shares at a greater discount or narrower premium than he or she acquired the shares. Shares may be purchased or redeemed in transactions directly with the fund only in Creation Unit quantities by or through Authorized Participants. The fund may have a limited number of active Authorized Participants. To the extent that authorized participants withdraw and are not replaced, the shares may trade at wider premiums/discounts to NAV and may possibly face delisting.
Contingent pricing risk. Trading prices of fund shares are directly linked to the fund’s next-determined NAV, which is normally calculated as of the close of regular market trading each business day. Buyers and sellers of shares will not know the value of their purchases and sales until the fund’s NAV is determined at the end of the trading day. Like mutual funds, the fund does not offer opportunities to transact intraday based at currently (versus end-of-day) determined prices. Trade prices are contingent upon the determination of NAV and may vary significantly from anticipated levels (including estimates based on intraday indicative values as described below under “Buying and Selling Shares”) during periods of market volatility. Although limit orders can be used to control differences in trade price versus NAV, they cannot be used to control or limit trade execution prices.
Market risk. The market prices of securities held by the fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond
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markets or adverse investor sentiment. Changes in market conditions may not have the same impact on all types of securities. The market prices of securities may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). In the past several years, financial markets, such as those in the United States, Europe, Asia and elsewhere, have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; measures to address U.S. federal and state budget deficits; downgrading of U.S. long-term sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and recently has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests. Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may be negatively affected. The fund may experience a substantial or complete loss on any individual security or derivative position.
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More on the risks of investing in the fund
Mid-size companies risk. Compared to large companies, mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines and capital resources, experience sharper swings in market values, be harder to sell at the times and prices the adviser thinks appropriate, and offer greater potential for gain and loss.
Growth style risk. The fund's investments may not have the growth potential originally expected. Growth stocks may fall out of favor with investors and underperform the overall equity market.
Portfolio selection risk. The adviser's judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.
Risks of investments in real estate related securities. The fund has risks associated with the real estate industry. Although the fund does not invest directly in real estate, it may invest in REITs and other equity securities of real estate industry issuers. These risks may include:
•	The U.S. or a local real estate market declines due to adverse economic conditions, foreclosures, overbuilding and high vacancy rates, reduced or regulated rents or other causes
•	Interest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT's fixed income investments
•	The values of properties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses
•	A REIT in the fund's portfolio is, or is perceived by the market to be, poorly managed
•	If the fund's real estate related investments are concentrated in one geographic area or property type, the fund will be particularly subject to the risks associated with that area or property type
REITs can generally be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest primarily in real property and derive income mainly from the collection of rents. They may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. Mortgage REITs invest primarily in mortgages and similar real estate interests and derive income primarily from interest payments. Mortgage
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REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates. Mortgage REITs are subject to the risks of default of the mortgages or mortgage-related securities in which they invest, and REITs that invest in so-called “sub-prime” mortgages are particularly subject to this risk. Hybrid REITs invest both in real property and in mortgages.
Investing in REITs involves certain unique risks. REITs are dependent on management skills, are not diversified and are subject to the risks of financing projects. REITs are typically invested in a limited number of projects or in a particular market segment or geographic region, and therefore are more susceptible to adverse developments affecting a single project, market segment or geographic region than more broadly diversified investments. REITs are subject to heavy cash flow dependency, defaults by mortgagors or other borrowers and tenants, self-liquidation and the possibility of failing to qualify for certain tax and regulatory exemptions. REITs may have limited financial resources and may experience sharper swings in market values and trade less frequently and in a more limited volume than securities of larger issuers. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. Such expenses are not shown in “Annual fund operating expenses” above.
Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a real estate company’s operations and market value. Mortgage REITs tend to be more leveraged than equity REITs. In addition, many mortgage REITs manage their interest rate and credit risks through the use of derivatives and other hedging techniques. In addition, capital to pay or refinance a REIT’s debt may not be available or reasonably priced. Financial covenants related to real estate company leveraging may affect the company’s ability to operate effectively.
Risks of warrants and rights. Warrants and rights give the fund the right to buy stock. A warrant specifies the amount of underlying stock, the purchase (or “exercise”) price, and the date the warrant expires. The fund has no obligation to exercise the warrant and buy the stock. A warrant has value only if the fund is able to exercise it or sell it before it expires. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock.
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More on the risks of investing in the fund
Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.
The fund may purchase securities pursuant to the exercise of subscription rights, which allow an issuer’s existing shareholders to purchase additional common stock at a price substantially below the market price of the shares. The failure to exercise subscription rights to purchase common stock would result in the dilution of the fund’s interest in the issuing company. The market for such rights is not well developed and, accordingly, the fund may not always realize full value on the sale of rights.
Preferred stocks risk. Preferred stocks may pay fixed or adjustable rates of return. Preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stocks generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Thus, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. The market value of preferred stocks generally decreases when interest rates rise. Preferred stocks of smaller companies may be more vulnerable to adverse developments than preferred stocks of larger companies.
Risks of initial public offerings. Companies involved in initial public offerings (IPOs) generally have limited operating histories, and prospects for future profitability are uncertain. Information about the companies may be available for very limited periods. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time. Further, stocks of newly-public companies may decline shortly after the IPO. There is no assurance that the fund will have access to IPOs. The purchase of IPO shares may involve high transaction costs. Because of the price volatility of IPO shares, the fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the portfolio and may lead to increased expenses to the fund, such as commissions and transaction costs. The market for IPO shares can be speculative and/or inactive for extended periods of time. There may be only a limited number of shares available for trading. The limited number of shares available for trading in some IPOs may also make it more difficult for the fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices.
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Risks of investment in other funds. Investing in other investment companies, including exchange-traded funds (ETFs), subjects the fund to the risks of investing in the underlying securities or assets held by those funds. When investing in another fund, the fund will bear a pro rata portion of the underlying fund’s expenses, in addition to its own expenses. ETFs are bought and sold based on market prices and can trade at a premium or a discount to the ETF’s net asset value.
Debt securities risk. Factors that could contribute to a decline in the market value of debt securities in the fund include rising interest rates, if the issuer or other obligor of a security held by the fund fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. Junk bonds involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities; they may also be more difficult to value. Junk bonds have a higher risk of default or are already in default and are considered speculative.
Risks of convertible securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security approaches or exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. The value of a synthetic convertible security will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible security is composed of two or more separate securities or instruments, each with its own market value. If the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.
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More on the risks of investing in the fund
Risks of non-U.S. investments. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include:
•	Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
•	Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the adviser may not be able to sell the fund's securities at times, in amounts and at prices it considers reasonable
•	Adverse effect of currency exchange rates or controls on the value of the fund's investments, or its ability to convert non-U.S. currencies to U.S. dollars
•	The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
•	Economic, political, regulatory and social developments may adversely affect the securities markets
•	It may be difficult for the fund to pursue claims or enforce judgments against a foreign bank, depository or issuer of a security, or any of their agents, in the courts of a foreign country
•	Withholding and other non-U.S. taxes may decrease the fund's return. The value of the fund’s foreign investments also may be affected by U.S. tax considerations and restrictions in receiving investment proceeds from a foreign country
•	Some markets in which the fund may invest are located in parts of the world that have historically been prone to natural disasters that could result in a significant adverse impact on the economies of those countries and investments made in those countries
•	It is often more expensive for the fund to buy, sell and hold securities in certain foreign markets than in the United States
•	A governmental entity may delay, or refuse or be unable to pay, interest or principal on its sovereign debt due to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms
•	Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying
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security. In addition, depositary receipts may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange
•	A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. Additional EU member countries may also fall subject to such difficulties. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. In addition, voters in the United Kingdom have approved withdrawal from the EU. Other countries may seek to withdraw from the EU and/or abandon the euro, the common currency of the EU. These events could negatively affect the value and liquidity of the fund’s investments, particularly in euro-denominated securities and derivative contracts, securities of issuers located in the EU or with significant exposure to EU issuers or countries
Market segment risk. To the extent the fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation, than a fund without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.
Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are generally subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.
Industries in the consumer discretionary segment, such as consumer durables, hotels, restaurants, media, retailing and automobiles, may be significantly affected by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.
Industries in the industrials segment, such as companies engaged in the production, distribution or service of products or equipment for manufacturing, agriculture, forestry, mining and construction, can be significantly affected by general economic trends, including such factors as employment and
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More on the risks of investing in the fund
economic growth, interest rate changes, changes in consumer spending, legislative and governmental regulation and spending, import controls, commodity prices, and worldwide competition.
Industries in the health care segment, such as health care supplies, health care services, biotechnology and pharmaceuticals, may be significantly affected by government regulation and reimbursement rates, approval of products by government agencies, and patent expirations and litigation.
Derivatives risk. Using stock index futures and options and other derivatives exposes the fund to special risks and costs and may result in losses to the fund, even when used for hedging purposes. Using derivatives can increase losses and reduce opportunities for gain when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the fund, especially in abnormal market conditions. Using derivatives can have a leveraging effect (which may increase investment losses) and increase the fund’s volatility, which is the degree to which the fund’s share price may fluctuate within a short time period. Certain derivatives have the potential for unlimited loss, regardless of the size of the fund’s initial investment. If changes in a derivative’s value do not correspond to changes in the value of the fund’s other investments or do not correlate well with the underlying assets, rate or index, the fund may not fully benefit from, or could lose money on, or could experience unusually high expenses as a result of, the derivative position. The other parties to certain derivative transactions present the same types of credit risk as issuers of fixed income securities. Derivatives also tend to involve greater liquidity risk and they may be difficult to value. The fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivatives will not have liquidity beyond the counterparty to the instrument. Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Risks associated with the use of derivatives are magnified to the extent that an increased portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.
The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivative markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The
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ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, may limit their availability or utility or otherwise adversely affect their performance, or may disrupt markets. The fund may be exposed to additional risks as a result of the additional regulations. The extent and impact of the regulations are not yet fully known and may not be for some time. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule takes effect, it could limit the ability of the fund to invest in derivatives.
The fund will be required to maintain its positions with a clearing organization through one or more clearing brokers. The clearing organization will require the fund to post margin and the broker may require the fund to post additional margin to secure the fund’s obligations. The amount of margin required may change from time to time. In addition, cleared transactions may be more expensive to maintain than over-the-counter transactions and may require the fund to deposit larger amounts of margin. The fund may not be able to recover margin amounts if the broker has financial difficulties. Also, the broker may require the fund to terminate a derivatives position under certain circumstances. This may cause the fund to lose money. The fund's ability to use certain derivative instruments currently is limited by Commodity Futures Trading Commission rules.
Leveraging risk. The value of your investment may be more volatile and other risks tend to be compounded if the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the fund's underlying assets and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.
Portfolio turnover risk. If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance. A higher level of portfolio turnover may also cause shareholders to incur a higher level of taxable income or capital gains.
Valuation risk. Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ – higher or lower – from the fund’s last valuation of the investment, and such differences could be significant, particularly for illiquid securities
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More on the risks of investing in the fund
and securities that trade in thin markets and/or markets that experience extreme volatility. The fund may value investments using fair value methodologies. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the market on which they are valued, but before the fund determines its net asset value. The fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.
Liquidity risk. Liquidity risk is the risk that particular investments, or investments generally, may be impossible or difficult to purchase or sell. Although most of the fund’s securities and other investments must be liquid at the time of investment, securities and other investments may become illiquid after purchase by the fund, particularly during periods of market turmoil. Liquidity and value of investments can deteriorate rapidly. When the fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets. If the fund is forced to sell or unwind these investments to meet redemptions or for other cash needs, the fund may suffer a loss. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. In addition, when there is illiquidity in the market for certain securities and other investments, the fund, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector.
Cash management risk. The value of the investments held by the fund for cash management or temporary defensive purposes may be affected by market risks, changing interest rates and by changes in credit ratings of the investments. To the extent that the fund has any uninvested cash, the fund would be subject to credit risk with respect to the depository institution holding the cash. If the fund holds cash uninvested, the fund will not earn income on the cash and the fund’s yield will go down. During such periods, it may be more difficult for the fund to achieve its investment objective.
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Expense risk. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
To learn more about the fund's investments and risks, you should obtain and read the statement of additional information. Please note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals.
Disclosure of portfolio holdings
The fund's policies and procedures with respect to disclosure of the fund's securities are described in the statement of additional information.
Due to lags in reporting, the fund’s actual holdings may vary significantly from the most recent publicly disclosed portfolio composition. As described below under “Additional Information about NextShares – How NextShares Compare to ETFs,” the fund does not disclose portfolio holdings daily. The Basket used in creations and redemptions of fund shares is not intended to be representative of current portfolio holdings and may vary significantly from the fund’s current holdings.
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Additional information about NextShares
Description of NextShares. The fund operates pursuant to an exemptive order issued by the SEC granting Pioneer NextShares Series Trust I (the “Trust”) and Pioneer an exemption from certain provisions of the 1940 Act. NextShares operate as follows:
•	NextShares are pooled investment funds that generally follow an active management style, seeking to outperform their designated benchmark and other funds with similar investment profiles;
•	NextShares funds value their shares at the end of each business day by dividing the current value of fund assets, less liabilities by the number of shares outstanding (referred to as “net asset value per share” or “NAV”);
•	Investors may purchase and sell shares of a NextShares fund on a national securities exchange or alternative trading system through a Broker. Individual shares may not be directly purchased or redeemed from the issuing fund;
•	Trading prices of NextShares are directly linked to the fund’s next end-of-day NAV utilizing a patented trading approach called “NAV-based trading.” In NAV-based trading, all trades are executed at the fund’s next computed NAV plus or minus a trading cost (i.e., a premium or discount to NAV) determined at the time of trade execution. For each NextShares trade, the final transaction price is determined once NAV is computed. Buyers and sellers will not know the value of their purchases and sales until the end of the trading day. See “Buying and Selling Shares” below;
•	The premium or discount to NAV at which NextShares transactions are executed will depend on market factors, including the balance of supply and demand for shares among investors, transaction fees and other costs associated with creating and redeeming Creation Units of shares, competition among market makers, the share inventory positions and inventory strategies of market makers, and the volume of share trading. Reflecting these and other market factors, prices of shares in the secondary market may be above, at or below NAV. NextShares do not offer the opportunity to transact intraday at prices determined at time of trade execution;
•	NextShares issue and redeem shares only in transactions by or through Authorized Participants in designated Creation Unit blocks of shares in exchange for the Basket of securities, other instruments and/or cash currently specified by the fund. Transactions may be effected partially or entirely in cash when in-kind delivery is not practicable or deemed not in the best interests of shareholders. NextShares issue and redeem Creation Units of shares at NAV, plus or minus a transaction fee that is intended
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to cover the fund’s cost of processing the transaction and converting the Basket to or from the desired composition. See “Buying and Selling Shares” below; and
•	Prior to the beginning of market trading each business day, each NextShares fund will disclose the Basket that it will accept from and deliver to Authorized Participants to settle purchases and redemptions of Creation Units on that day. See “Buying and Selling Shares” below. The Basket is not intended to represent current holdings and may vary significantly from the fund’s current portfolio positioning.
NextShares funds seek to enhance their performance by utilizing a cost- and tax-efficient structure and by maintaining the confidentiality of current portfolio trading information. NextShares are designed to be long-term investment vehicles and are not suited for short-term trading. As described below, there are important differences between NextShares and ETFs and mutual funds.
Investors should be aware that the investments made, and performance results achieved by NextShares funds may differ from those of other funds for which the investment adviser (or an affiliate) acts as investment adviser, including funds with similar names, investment objectives and policies.
How NextShares compare to mutual funds. Mutual fund shares may be purchased and redeemed directly from the issuing fund for cash at the next-determined NAV. NextShares, by contrast, cannot be directly purchased or redeemed except by or through Authorized Participants in Creation Unit quantities in exchange for the specified Basket. Unlike NextShares, mutual fund shares do not trade on an exchange. Because trading prices of NextShares may vary from NAV and commissions may apply, NextShares may be more expensive to buy and sell than mutual funds. Like mutual funds, NextShares may be bought or sold in specified share or dollar quantities, although not all Brokers may accept dollar-based orders.
Relative to investing in mutual funds, the NextShares structure offers certain potential advantages that may translate into improved performance and higher tax efficiency. More specifically:
•	NextShares have a single class of shares with no sales loads or distribution and service (12b-1) fees;
•	Because they are set up to take advantage of the highly efficient share processing system of the Depositary Trust Company (“DTC”) used for publicly traded stocks and ETFs, NextShares are expected to operate with lower transfer agency expenses than incurred by most mutual funds;
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Additional information about NextShares
•	Unlike most mutual funds, NextShares are designed to protect fund performance from dilution in connection with shareholder inflows and outflows. For mutual funds, the costs of accommodating shareholder flows include the incremental trading costs incurred by the fund to resize its portfolio positions in response to inflows and outflows, and the foregone returns on portfolio cash held for flow-related reasons. In the NextShares structure, flow-related fund costs can be minimized by issuing and redeeming shares in-kind, and substantially offset by imposing transaction fees on direct purchases and redemption of shares; and
•	The Internal Revenue Code provides that a fund’s distributions of appreciated property to meet redemptions do not result in recognition by the fund of capital gains on the distributed property. NextShares funds generally meet redemptions by distributing securities and other instruments, while mutual funds typically meet redemptions with cash. To raise cash for redemptions, a mutual fund may be required to sell appreciated fund assets and thereby realize capital gains. By avoiding this adverse tax effect, NextShares that utilize in-kind redemptions may achieve higher tax efficiency than a mutual fund that meets redemptions with cash. Not all NextShares funds may meet redemptions in kind. NextShares funds that meet redemptions entirely in cash should not be expected to be more tax efficient than similar mutual funds.
How NextShares compare to ETFs. Similar to ETFs, NextShares are issued and redeemed in Creation Unit quantities and trade throughout the day on an exchange. Unlike ETFs, trading prices of NextShares are directly linked to the fund’s next end-of-day NAV using NAV-based trading. As described above, in NAV-based trading, all trades are executed at NAV plus or minus a trading cost (i.e., a premium or discount to NAV) determined at the time of trade execution. Different from ETFs, NextShares do not offer opportunities to transact intraday based on currently (versus end-of-day) determined prices. Buyers and Sellers of NextShares will not know the value of their purchases and sales until NAV is determined at the end of the trading day.
•	Different from ETFs, NextShares offer market makers a profit opportunity that does not require the management of intraday market risk. To realize profits from NextShares market making, a market maker holding positions in NextShares accumulated intraday need only transact with the fund to purchase (or redeem) a corresponding number of Creation Units, buy (sell) the equivalent quantities of Basket instruments at market-closing or better prices, and dispose of any remaining sub-Creation Unit share inventory through secondary market transactions prior to the close. Because
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making markets in NextShares is simple to manage and low risk, competition among market makers seeking to earn reliable, low-risk profits should enable NextShares to routinely trade at tight bid-ask spreads and narrow premiums or discounts to NAV;
•	Unlike actively managed ETFs, NextShares are not required to disclose their full holdings on a daily basis, thereby protecting fund shareholders against the potentially dilutive effects of other market participants front-running the fund’s trades. Because the mechanism that underlies efficient trading of NextShares does not involve non-Basket instruments, the need for portfolio holdings disclosure to achieve tight markets in NextShares is eliminated;
•	Like ETFs, only an Authorized Participant may transact directly with a NextShares fund. A fund may have a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the fund and no other Authorized Participant is able to step forward to create or redeem, shares may trade at a discount to NAV and possibly face delisting; and
•	Different from conventional ETF trading, the NAV-based trading employed for NextShares provides built-in trade execution cost transparency and the ability to control transaction costs using limit orders. This feature of NextShares distinguishes them from ETFs, for which the variance between market prices and underlying portfolio values is not always known to individual investors and cannot be controlled by them.
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Management
Investment adviser
Pioneer, the fund's investment adviser, selects the fund's investments and oversees the fund's operations.
Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2016, assets under management were approximately $241 billion worldwide, including over $68 billion in assets under management by Pioneer (and its U.S. affiliates).
Pioneer’s main office is at 60 State Street, Boston, Massachusetts 02109.
The firm’s U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.
Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the fund's Board of Trustees, to hire and terminate a subadviser that is not affiliated with Pioneer (an “unaffiliated subadviser”) or to materially modify an existing subadvisory contract with an unaffiliated subadviser for the fund without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any unaffiliated subadviser.
Portfolio management
Day-to-day management of the fund's portfolio is the responsibility of Ken Winston (lead portfolio manager), Shaji John and David Sobell. The portfolio managers are supported by the domestic equity team. Members of this team manage other Pioneer funds investing primarily in U.S. equity securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and include members from one or more of Pioneer's affiliates.
Mr. Winston, a Vice President, joined Pioneer in 2007. Mr. Winston has served as portfolio manager of the fund since 20xx.
Mr. John, a Vice President, joined Pioneer in 2011 from JT Venture Partners, LLC where he was managing general partner from 2000 to 2011. Mr. John has served as portfolio manager of the fund and its predecessor fund since 20xx.
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Mr. Sobell, a Vice President and Senior Equity Analyst, joined Pioneer in 2000. Mr. Sobell has served as portfolio manager of the fund since 20xx.
The fund’s statement of additional information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the fund.
Management fee
The fund pays Pioneer a fee for managing the fund and to cover the cost of providing certain services to the fund. Pioneer's annual fee is equal to 0.625% of the fund's average daily net assets up to $500 million, 0.60% of the next $500 million of the fund's average daily net assets and 0.575% of the fund's average daily net assets over $1 billion. The fee is accrued daily and paid monthly.
A discussion regarding the basis for the Board of Trustees’ approval of the management contract will be available in the fund's annual report to shareholders, for the period ended xxxxxxxxx, 20xx.
Distributor
[______________] (the “Distributor”) is the fund’s distributor. The Distributor distributes Creation Units of the fund, but does not maintain a secondary market in shares of the fund. The Distributor’s principal address is [______________].
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Related performance information
Related performance information
Pioneer is the investment adviser to a mutual fund that has substantially similar investment objectives, policies and strategies as Pioneer Select Mid Cap Growth NextShares (a “similarly managed fund”). Set forth below is performance information for the similarly managed fund. This performance information is provided to illustrate the past performance of Pioneer in managing a substantially similar investment mandate and should not be considered as an indication of future performance of the fund or the investment adviser. The performance shown below reflects the deduction of the total expenses of the similarly managed fund (including the investment advisory fee) [, which are higher than the estimated total expenses of the fund (net of expense reimbursement).] [If the similarly managed fund had been subject to the same fees and expenses as the fund, the performance shown below would have been higher.] The similarly managed fund performance shown is for a share class offered at net asset value. The similarly managed fund performance was calculated in accordance with the Securities and Exchange Commission’s standardized method for calculating mutual fund performance.
The performance of the similarly managed fund is shown in the table below for the stated periods ended [December 31, 2015]. Also shown is the performance of one or more broad-based securities indices used as the similarly managed fund’s benchmark.
	1 Year	5 Years	10 Years
Pioneer Select Mid Cap Growth Fund [1]	x.xx	x.xx	x.xx
Russell Midcap Growth Index (reflects no deduction for fees, expenses or taxes)	x.xx	x.xx	x.xx
1. Assets in the similarly managed fund as of December 31, 2015 were approximately $1.3 billion.
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Pricing of shares
Net asset value
The fund's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The fund calculates a net asset value for each class of shares every day the New York Stock Exchange is open as of the scheduled close of regular trading (normally 4:00 p.m. Eastern time). If the New York Stock Exchange closes at another time, the fund will calculate a net asset value for each class of shares as of the scheduled closing time. On days when the New York Stock Exchange is closed for trading, including certain holidays listed in the statement of additional information, a net asset value is not calculated. The fund’s most recent net asset value is available on the fund’s website, us.pioneerinvestments.com.
As described under “Buying and Selling Shares” below, fund shares trade in the secondary market at the Fund’s next-computed NAV plus or minus a trading cost (i.e., a premium or discount to NAV) determined at the time of trade execution. Investors transacting in fund shares will be informed of their final trade price after the fund’s NAV is determined at the end of the trading day.
The fund generally values its equity securities and certain derivative instruments that are traded on an exchange using the last sale price on the principal exchange on which they are traded. Equity securities that are not traded on the date of valuation, or securities for which no last sale prices are available, are valued at the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale, bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods. The fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
The fund generally values debt securities and certain derivative instruments by using the prices supplied by independent third party pricing services. A pricing service may use market prices or quotations from one or more brokers or other sources, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading
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Pricing of shares
patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.
To the extent that the fund invests in shares of other mutual funds that are not traded on an exchange, such shares of other mutual funds are valued at their net asset values as provided by those funds. The prospectuses for those funds explain the circumstances under which those funds will use fair value pricing methods and the effects of using fair value pricing methods.
The valuations of securities traded in non-U.S. markets and certain fixed income securities will generally be determined as of the earlier closing time of the markets on which they primarily trade. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 3:00 p.m. (Eastern time). Non-U.S. markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem fund shares.
When independent third party pricing services are unable to supply prices for an investment, or when prices or market quotations are considered by Pioneer to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers. When such prices or quotations are not available, or when they are considered by Pioneer to be unreliable, the fund uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. The fund also may use fair value methods if it is determined that a significant event has occurred between the time at which a price is determined and the time at which the fund’s net asset value is calculated. Because the fund may invest in securities rated below investment grade — some of which may be thinly traded and for which prices may not be readily available or may be unreliable — the fund may use fair value methods more frequently than funds that primarily invest in securities that are more widely traded. Valuing securities using fair value methods may cause the net asset value of the fund’s shares to differ from the net asset value that would be calculated only using market prices.
The prices used by the fund to value its securities may differ from the amounts that would be realized if these securities were sold and these differences may be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility.
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Buying and selling shares
Trading in the secondary market. Shares of the fund are listed and available for trading on the Listing Exchange during its core trading session (generally 9:30 a.m. until 4:00 p.m. Eastern time). Shares may also be bought and sold on other national securities exchanges and alternative trading systems that have obtained appropriate licenses, adopted applicable rules and developed systems to support trading in fund shares. There can be no guarantee that an active trading market will develop or be maintained, or that the fund’s listing will continue or remain unchanged. The fund does not impose any minimum investment for shares of the fund purchased in the secondary market.
Fund shares may be purchased and sold in the secondary market only through a Broker. When buying or selling shares, you may incur trading commissions or other charges determined by your Broker. Due to applicable brokerage charges and other trading costs, frequent trading may detract from realized investment returns. Trading commissions are frequently a fixed dollar amount, and therefore may be proportionately more costly when buying or selling small amounts of shares.
When you buy or sell fund shares in the secondary market, you will pay or receive the fund’s next-computed NAV plus or minus a trading cost (i.e., premium or discount to NAV) determined at the time of trade execution. The final price of each purchase and sale of fund shares is determined and confirmed after calculation of that day’s NAV.
The premium or discount to NAV at which the fund’s share transactions are executed will depend on market factors, including the balance of supply and demand for shares among investors, transaction fees and other costs associated with creating and redeeming Creation Units of shares, competition among market makers, the share inventory positions and inventory strategies of market makers, and the volume of share trading. The cost to buy shares (i.e., premium to NAV) will generally increase when there is an imbalance of buyers over sellers and as the costs of creating Creation Units increase. The cost to sell shares (i.e., discount below NAV) will generally increase when there is an imbalance of sellers over buyers and as the costs of redeeming Creation Units increase. Reflecting these and other market factors, prices for fund shares in the secondary market may be above, at or below NAV. Trading premiums and discounts to the fund’s NAV may be significant. Different from how fund shares trade, purchases and sales of mutual fund shares are made at the next-determined NAV and transactions in shares of ETFs are priced intraday and not directly related to the ETF’s NAV.
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Buying and selling shares
Information regarding the trading history of fund shares is available on the fund’s website at us.pioneerinvestments.com. Each business day, the website displays the prior business day’s NAV and the following trading information for such day:
−	intraday high, low, average and closing prices of shares in exchange trading, expressed as premiums/discounts to NAV;
−	the midpoint of the highest bid and lowest offer prices as of the close of exchange trading, expressed as a premium/discount to NAV;
−	the spread between highest bid and lowest offer prices as of the close of exchange trading; and
−	volume of shares traded.
The website also includes charts showing the frequency distribution and range of values of NAV-based trading prices, closing bid/ask midpoints and closing bid/ask spreads over time. This trading information is intended to provide useful information to current buyers and sellers of fund shares.
Trading prices of shares are directly linked to the fund’s next-computed NAV, which is normally determined as of the close of regular market trading each business day. Buyers and sellers of shares will not know the value of their purchases and sales until the fund’s NAV is determined at the end of the trading day. Trade prices are contingent upon the determination of NAV and may vary significantly from anticipated levels (including estimates based on intraday indicative values as described below) during periods of market volatility. Although limit orders can be used to control differences in trade price versus NAV, they cannot be used to control or limit trade execution prices.
The Listing Exchange is generally open for trading Monday through Friday of each week, except that it is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. A “Business Day” with respect to the fund’s secondary market trading and transaction in Creation Units is each day the Listing Exchange is open. Orders from Authorized Participants to create or redeem Creation Units will only be accepted on a Business Day. On days when the Listing Exchange closes earlier than normal, the fund may require orders to create or redeem Creation Units to be placed earlier in the day. See the Statement of Additional Information for more information.
Shares of the fund may be acquired from the fund through the Distributor or redeemed from the fund only in Creation Units or multiples thereof, as discussed in “Creations and Redemptions” below.
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Intraday indicative values. At periodic intervals of not more than 15 minutes during the Listing Exchange’s regular trading session, an indicative estimate of the fund’s current portfolio value will be disseminated. The IIV calculations are estimates of the real-time value of the fund’s underlying holdings based on current market prices, and should not be viewed as a projection of NAV, which is calculated only once a day. The purpose of IIVs is to help investors determine the number of shares to buy or sell if they want to transact in an approximate dollar amount. Because IIVs will generally differ from the end-of-day NAV of the fund, they cannot be used to calculate with precision the dollar value of a prescribed number of shares to be bought or sold. Investors should understand that share transaction prices are based on closing NAVs, and that NAVs may vary significantly from IIVs during periods of market volatility. Neither the fund, the Trust or any of their affiliates are involved in, or responsible for, the calculation or dissemination of IIVs nor make any warranty as to their accuracy. An inaccuracy in an IIV could result from various factors, including difficulty pricing portfolio instruments on an intraday basis.
Creations and redemptions. The fund issues and redeems shares only in Creation Unit blocks of xx,000 shares or multiples thereof. Creation Units may be purchased or redeemed only by or through Authorized Participants. Each Authorized Participant must enter into an Authorized Participant agreement with the Distributor. A creation transaction, which is subject to acceptance by the fund’s Distributor, generally takes place when an Authorized Participant submits an order in proper form and deposits into the fund the Basket of securities, other instruments and/or cash that the fund specifies for that day.
To preserve the confidentiality of the fund’s trading activities, the investment adviser anticipates that the Basket will normally not be a pro rata slice of the fund’s portfolio positions and may vary significantly from the fund’s current portfolio. Securities being acquired will generally be excluded from the Basket until their purchase is completed and securities being sold may not be removed from the Basket until the sale program is substantially completed. Further, when deemed by the investment adviser to be in the best interest of the fund and its shareholders, other portfolio positions may be excluded from the Basket. The fund’s Basket will be available on the fund’s website each day. Whenever portfolio positions are excluded from the Basket, the Basket may include proportionately more cash than is in the portfolio, with such additional cash substituting for the excluded portfolio positions. See “Buying and Selling Shares - Purchase and Redemption of Creation Units” in the Statement of Additional Information. By not disclosing
45

Buying and selling shares
its full holdings currently, the fund can maintain the confidentiality of portfolio trading information and mitigate the potentially dilutive effects of other market participants front-running the fund’s trades.
Shares may be redeemed only in Creation Units in exchange for the current Basket as described above, provided that the fund may permit an Authorized Participant to deliver or receive cash in lieu of some or all of the Basket instruments in limited circumstances as described under “Buying and Selling Shares – Payment” in the Statement of Additional Information. Except when aggregated in Creation Units, shares are not redeemable by the fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in proper form, plus or minus the applicable transaction fee (see “Transaction Fees” below). Transactions in Creation Units are not subject to a sales charge.
A creation or redemption order is considered to be in proper form if all procedures set forth in this prospectus, the Authorized Participant agreement, order form and Statement of Additional Information are properly followed. For an order to be in proper form, the order must be submitted by an authorized person of an Authorized Participant and include all required information prior to the designated cut-off time (e.g., identifying information of the Authorized Participant and authorized person, fund the order relates to, type of order, number of Creation Units being issued or redeemed, and personal identification number, signature and/or other means of identification of the authorized person). See “Additional Tax Information” for information regarding taxation of transactions in Creation Units.
The fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with securities, including that the securities accepted for deposit and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Further, a shareholder that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive fund securities that are restricted securities eligible for resale under Rule 144A.
An Authorized Participant must be either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation (“NSCC”) or a DTC participant, and must have executed an Authorized Participant agreement with the Distributor with respect to creations and redemptions
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of Creation Units. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Statement of Additional Information.
Because new shares may be issued on an ongoing basis, at any point during the life of the fund a “distribution,” as such term is used in the 1933 Act, may occur. Brokers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether a party is an underwriter must take into account all the relevant facts and circumstances of each particular case. Brokers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
The fund does not impose any restrictions on the frequency of purchases and redemptions of Creation Units; however, the fund reserves the right to reject or limit purchases at any time. When considering that no restriction on frequent purchases and redemptions is necessary, the Board of Trustees of the Trust (the “Board”) evaluated the risks posed by market timing activities, such as whether frequent purchases and redemptions would interfere with the efficient implementation of the fund’s investment strategy, or whether they would cause the fund to experience increased transaction costs. The Board considered that, unlike most mutual funds, the fund charges transaction fees on purchases and redemptions that are designed to protect the fund from the associated dilution (see “Transaction Fees” below). Given the fund’s structure and use of transaction fees, the Board has determined that it is unlikely that attempts to market time the fund by shareholders will materially harm the fund or its shareholders.
Transaction fees. Purchasers and redeemers of Creation Units are charged a transaction fee to cover the estimated cost to the fund of processing the purchase or redemption, including costs charged to it by NSCC or DTC, and the estimated transaction costs (i.e., brokerage commissions, bid-ask spread
47

Buying and selling shares
and market impact trading costs) incurred in converting the Basket to or from the desired portfolio composition. The transaction fee is determined daily and will be limited to amounts approved by the Board and determined by the investment adviser to be appropriate to defray the expenses that the fund incurs in connection with the purchase or redemption. The fund’s transaction fee will be available on the fund’s website each day. The purpose of transaction fees is to protect the fund’s existing shareholders from the dilutive costs associated with the purchase and redemption of Creation Units. The amount of transaction fees will differ among NextShares funds and may vary over time for the fund depending on the estimated trading costs for its portfolio positions and Basket, processing costs and other considerations. Transaction fees may include fixed amounts per creation or redemption event, amounts varying with the number of Creation Units purchased or redeemed, and amounts varying based on the time an order is placed. Funds that substitute cash for Basket instruments may impose higher transaction fees on the substituted cash amount. Higher transaction fees may apply to purchases and redemptions through DTC than through the NSCC.
Book entry. Fund shares are held in book-entry form, which means that no stock certificates are issued. DTC serves as the securities depository for shares of the fund. DTC, or its nominee, is the record owner of all outstanding shares of the fund and is recognized as the owner of all shares for all purposes. Investors owning shares of the fund are beneficial owners as shown on the records of DTC or DTC participants. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. To exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other exchange-traded securities that you hold in book-entry or “street name” form.
Investments by registered investment companies. The fund is a registered investment company under the 1940 Act. Accordingly, purchases of fund shares by other registered investment companies and companies relying on Section 3(c)(1) or 3(c)(7) of the 1940 Act are subject to the restrictions set forth in Section 12(d)(1) of the 1940 Act, except as permitted by an exemptive order of the SEC. The Trust has received exemptive relief to
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permit registered investment companies to invest in Fund shares beyond the limits of Section 12(d)(1)(A) of the 1940 Act, subject to certain terms and conditions, including that the registered investment company first enters into a written agreement with the Trust regarding the terms of the investment in fund shares.
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Distribution
The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and is the “principal underwriter” for the Trust in connection with the issuance of Creation Units of each fund.
All orders to purchase Creation Units of the fund must be placed with the Transfer Agent by or through an Authorized Participant, and it is the responsibility of the Transfer Agent to transmit such orders to the fund. The Transfer Agent furnishes to those placing such orders confirmation that the orders have been accepted, but the Transfer Agent may reject any order that is not submitted in proper form.
The Distributor is responsible for delivering a copy of the fund’s prospectus to Authorized Participants purchasing Creation Units and the Transfer Agent and the Distributor are responsible for maintaining records of the orders placed and any confirmations of acceptance furnished. In addition, the Custodian will maintain a record of the instructions given to the fund to implement the delivery of Creation Units.
Additional payments to financial intermediaries
Your financial intermediary may receive compensation from the fund, Pioneer or its affiliates for the sale of fund shares and related services. Compensation may include sales commissions and distribution and service (Rule 12b-1) fees, as well as compensation for administrative services and transaction processing.
Pioneer or its affiliates may make additional payments to your financial intermediary. These payments may provide your financial intermediary with an incentive to favor the Pioneer funds over other mutual funds or assist the distributor in its efforts to promote the sale of the fund’s shares. Financial intermediaries include broker-dealers, banks (including bank trust departments), registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.
Pioneer or its affiliates make these additional payments (sometimes referred to as “revenue sharing”) to financial intermediaries out of its own assets, which may include profits derived from services provided to the fund, or from the retention of a portion of sales charges or distribution and service fees. Pioneer may base these payments on a variety of criteria, including the amount of sales or assets of the Pioneer funds attributable to the financial intermediary or as a per transaction fee.
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Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Pioneer’s promotional efforts. Pioneer also may compensate financial intermediaries (in addition to amounts that may be paid by the fund) for providing certain administrative services and transaction processing services.
Pioneer may benefit from revenue sharing if the intermediary features the Pioneer funds in its sales system (such as by placing certain Pioneer funds on its preferred fund list or giving access on a preferential basis to members of the financial intermediary’s sales force or management). In addition, the financial intermediary may agree to participate in the distributor’s marketing efforts (such as by helping to facilitate or provide financial assistance for conferences, seminars or other programs at which Pioneer personnel may make presentations on the Pioneer funds to the intermediary’s sales force). To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients’ accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer funds’ assets. The intermediary may earn a profit on these payments if the amount of the payment to the intermediary exceeds the intermediary’s costs.
The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the fund’s statement of additional information. Your intermediary may charge you additional fees or commissions other than those disclosed in this prospectus. Intermediaries may categorize and disclose these arrangements differently than in the discussion above and in the statement of additional information. You can ask your financial intermediary about any payments it receives from Pioneer or the Pioneer funds, as well as about fees and/or commissions it charges.
Pioneer and its affiliates may have other relationships with your financial intermediary relating to the provision of services to the Pioneer funds, such as providing omnibus account services or effecting portfolio transactions for the Pioneer funds. If your intermediary provides these services, Pioneer or the Pioneer funds may compensate the intermediary for these services. In addition, your intermediary may have other relationships with Pioneer or its affiliates that are not related to the Pioneer funds.
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Distribution
To the extent permitted by applicable law or relevant exchange rules, the fund may in the future, but is not required to, participate in certain market maker incentive programs of a national securities exchange pursuant to which Pioneer (or one of its affiliates) would pay a fee to the exchange to be used for the purpose of incentivizing one or more market makers to enhance the liquidity and quality of the secondary market for fund shares. The fee would be credited by the exchange to one or more market makers that meet or exceed liquidity and market quality standards with respect to fund shares. Each market maker incentive program is subject to approval by the SEC. Any such fee payments made to an exchange will be made by Pioneer (or one of its affiliates) from its own resources and will not be paid by the fund.
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Shareholder services and policies
Excessive trading
Frequent trading into and out of the fund can disrupt portfolio management strategies, harm fund performance by forcing the fund to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the fund’s portfolio securities for purposes of calculating its net asset value does not fully reflect the then-current fair market value of those holdings. The fund discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the fund’s shares to be excessive for a variety of reasons, such as if:
•	You sell shares within a short period of time after the shares were purchased;
•	You make two or more purchases and redemptions within a short period of time;
•	You enter into a series of transactions that indicate a timing pattern or strategy; or
•	We reasonably believe that you have engaged in such practices in connection with other mutual funds.
The fund’s Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund investors. Pursuant to these policies and procedures, we monitor selected trades on a daily basis in an effort to detect excessive short-term trading. If we determine that an investor or a client of a broker or other intermediary has engaged in excessive short-term trading that we believe may be harmful to the fund, we will ask the investor, broker or other intermediary to cease such activity and we will refuse to process purchase orders (including purchases by exchange) of such investor, broker, other intermediary or accounts that we believe are under their control. In determining whether to take such actions, we seek to act in a manner that is consistent with the best interests of the fund’s shareholders.
While we use our reasonable efforts to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, your return from an investment in the fund may be adversely affected. Frequently, fund shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators,
53

Shareholder services and policies
where the holdings of multiple shareholders, such as all the clients of a particular broker or other intermediary, are aggregated. Our ability to monitor trading practices by investors purchasing shares through omnibus accounts may be limited and dependent upon the cooperation of the broker or other intermediary in taking steps to limit this type of activity.
The fund may reject a purchase or exchange order before its acceptance or the issuance of shares. The fund may also restrict additional purchases or exchanges in an account. Each of these steps may be taken for any transaction, for any reason, without prior notice, including transactions that the fund believes are requested on behalf of market timers. The fund reserves the right to reject any purchase or exchange request by any investor or financial institution if the fund believes that any combination of trading activity in the account or related accounts is potentially disruptive to the fund. A prospective investor whose purchase or exchange order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order had been accepted and an investment made in the fund. A fund and its shareholders do not incur any gain or loss as a result of a rejected order. The fund may impose further restrictions on trading activities by market timers in the future.
To limit the negative effects of excessive trading on the fund, the fund has adopted the following restriction on investor transactions. If an investor redeems $5,000 or more (including redemptions that are a part of an exchange transaction) from the fund, that investor shall be prevented (or “blocked”) from purchasing shares of the fund (including purchases that are a part of an exchange transaction) for 30 calendar days after the redemption. This policy does not apply to systematic purchase or withdrawal plan transactions, transactions made through employer-sponsored retirement plans described under Section 401(a), 403(b) or 457 of the Internal Revenue Code or employee benefit plans, scheduled (Internal Revenue Code Section 72(t) election) or mandatory (required minimum distribution) withdrawals from IRAs, rebalancing transactions made through certain asset allocation or “wrap” programs, transactions by insurance company separate accounts or transactions by other funds that invest in the fund. This policy does not apply to purchase or redemption transactions of less than $5,000 or to Pioneer U.S. Government Money Market Fund or Pioneer Multi-Asset Ultrashort Income Fund.
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We rely on financial intermediaries that maintain omnibus accounts to apply to their customers either the fund’s policy described above or their own policies or restrictions designed to limit excessive trading of fund shares. However, we do not impose this policy at the omnibus account level.
Pioneer website
us.pioneerinvestments.com
The website includes a full selection of information on mutual fund investing. You can also use the website to get:
•	Your current account information
•	Prices, returns and yields of all publicly available Pioneer mutual funds
•	Prospectuses, statements of additional information and shareowner reports for all the Pioneer mutual funds
•	A copy of Pioneer’s privacy notice
Household delivery of fund documents
With your consent, Pioneer may send a single proxy statement, prospectus and shareowner report to your residence for you and any other member of your household who has an account with the fund. If you wish to revoke your consent to this practice, you may do so by notifying Pioneer, by phone or in writing (see “How to contact us”). Pioneer will begin mailing separate proxy statements, prospectuses and shareowner reports to you within 30 days after receiving your notice.
Tax information
Early each year, the fund will mail you information about the tax status of the dividends and distributions paid to you by the fund.
Privacy
The fund has a policy designed to protect the privacy of your personal information. A copy of Pioneer’s privacy notice was given to you at the time you opened your account. The fund will send you a copy of the privacy notice each year. You may also obtain the privacy notice by calling the fund or through Pioneer’s website.
Telephone and website access
You may have difficulty contacting the fund by telephone or accessing us.pioneerinvestments.com during times of market volatility or disruption in telephone or Internet service. On New York Stock Exchange holidays or
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Shareholder services and policies
on days when the exchange closes early, Pioneer will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to access us.pioneerinvestments.com or reach the fund by telephone, you should communicate with the fund in writing.
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Dividends, capital gains and taxes
Dividends and capital gains
The fund generally pays any distributions of net short- and long-term capital gains in November.
The fund generally pays dividends from any net investment income in December.
Fund distributions
The fund distributes substantially all of its net investment income to shareholders in the form of dividends. Dividends may not be paid if fund expenses exceed fund income for the period. In addition, the fund intends to distribute net realized capital gains, if any, annually. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the fund.
No dividend reinvestment service is provided by the Trust. Financial intermediaries may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of fund shares for reinvestment of their dividend distributions. Beneficial owners should contact their financial intermediary to determine the availability and costs of the service and the details of participation therein. Financial intermediaries may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions will be automatically reinvested in additional whole shares of the fund purchased in the secondary market.
The fund may also pay dividends and capital gain distributions at other times if necessary for the fund to avoid U.S. federal income or excise tax. If you invest in the fund shortly before a dividend or other distribution, generally you will pay a higher price per share and, unless you are exempt from tax, you will pay taxes on the amount of the distribution whether you reinvest the distribution in additional shares or receive it as cash.
Taxes
You will normally have to pay federal income taxes, and any state or local taxes, on the dividends and other distributions you receive from the fund, whether you take the distributions in cash or reinvest them in additional shares. For U.S. federal income tax purposes, distributions from the fund's net capital gains (if any) are considered long-term capital gains and are generally taxable to noncorporate shareholders at rates of up to 20%. Distributions from the fund’s net short-term capital gains are generally taxable as ordinary income. Other dividends are taxable either as ordinary income or, in general, if paid from the fund's “qualified dividend income”
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Dividends, capital gains and taxes
and if certain conditions, including holding period requirements, are met by the fund and the shareholder, as qualified dividend income taxable to noncorporate shareholders at U.S. federal income tax rates of up to 20%.
“Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market.
A portion of dividends received from the fund (but none of the fund’s capital gain distributions) may qualify for the dividends-received deduction for corporations.
The fund will report to shareholders annually the U.S. federal income tax status of all fund distributions.
If the fund declares a dividend in October, November or December, payable to shareholders of record in such a month, and pays it in January of the following year, you will be taxed on the dividend as if you received it in the year in which it was declared.
Sales generally will be taxable transactions to shareowners. When you sell fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell.
A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount. This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, dividends, interest and certain capital gains are generally taken into account in computing a shareholder’s net investment income.
You must provide your social security number or other taxpayer identification number to the fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if it is otherwise
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legally required to do so, the fund will apply “backup withholding” tax on your dividends and other distributions, sale proceeds and any other payments to you that are subject to backup withholding. The backup withholding rate is 28%.
Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, generally are not subject to U.S. federal income tax on fund dividends or other distributions or on sales of fund shares. However, in the case of fund shares held through a nonqualified deferred compensation plan, fund dividends and other distributions received by the plan and sales of fund shares by the plan generally will be taxable to the employer sponsoring such plan in accordance with U.S. federal income tax laws that are generally applicable to shareholders receiving such dividends and other distributions from regulated investment companies such as the fund or effecting such sales.
Plan participants whose retirement plan invests in the fund generally are not subject to federal income tax on fund dividends or other distributions received by the plan or on sales of fund shares by the plan. However, distributions to plan participants from a retirement plan generally are taxable to plan participants as ordinary income.
You should ask your tax adviser about any federal, state, local and foreign tax considerations relating to an investment in the fund. You may also consult the fund's statement of additional information for a more detailed discussion of the U.S. federal income tax considerations that may affect the fund and its shareowners.
Additional tax information
Purchasers of Creation Units of shares on an in-kind basis will generally recognize a gain or loss on the purchase transaction equal to the difference between the market value of the Creation Units at that time and the purchaser’s aggregate basis in the securities or other instruments exchanged plus (or minus) the cash amount paid (or received). Persons redeeming Creation Units will generally recognize a gain or loss equal to the difference between the redeeming shareholder’s basis in the Creation Units redeemed and the aggregate market value of the securities or other instruments received plus (or minus) the cash amount received (or paid).
The Internal Revenue Service may assert that a loss realized upon an exchange of securities or other instruments for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis
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Dividends, capital gains and taxes
that there has been no significant change in economic position. Persons exchanging securities or other instruments should consult their own tax advisors with respect to whether wash sale rules apply and whether a loss is deductible. Any capital gain or loss realized by a shareholder upon a redemption (or creation) of Creation Units is generally treated as long-term capital gain or loss if the Creation Units (or the securities surrendered) have been held for more than one year and as short-term capital gain or loss if they have been held for one year or less. If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many shares you purchased or sold and at what price.
The fund has the right to reject an order for Creation Units if the acquiror (or a group of acquirors) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the fund and if, pursuant to Section 351 of the Code, the fund would have a basis in the deposited securities different from the market value of such securities on the date of deposit. The fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.
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Financial highlights
Because the fund has not commenced operations as of the date of this prospectus, financial highlights are not available.
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Pioneer Select Mid Cap Growth NextShares
You can obtain more free information about the fund from your investment firm or by writing to Pioneer Funds, 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292 for more information about the fund, to request copies of the fund’s statement of additional information and shareowner reports, and to make other inquiries.
Visit our website
us.pioneerinvestments.com
The fund makes available the statement of additional information and shareowner reports, free of charge, on the fund’s website at us.pioneerinvestments.com. You also may find other information and updates about Pioneer and the fund, including fund performance information and the fund’s most recent net asset value, on the fund’s website.
Shareowner reports
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide additional information about the fund's investments. The annual report discusses market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.
Statement of additional information
The statement of additional information provides more detailed information about the fund.
The statement of additional information, dated xxxxxxxx, 20xx, as may be amended from time to time, and filed with the Securities and Exchange Commission, is incorporated by reference into this prospectus.
You can also review and copy the fund's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-1520.
(Investment Company Act file no. 811-xxxxx)

Pioneer Funds Distributor, Inc. 60 State Street Boston, MA 02109 us.pioneerinvestments.com	xxxxx-xx-xxxx ©2017 Pioneer Funds Distributor, Inc. Member SIPC

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com
This is not part of the prospectus.
xxxxx-xx-xxxx
©2017 Pioneer Funds Distributor, Inc.
Underwriter of Pioneer mutual funds
Member SIPC

Pioneer Bond NextShares
(Pioneer NextShares Series Trust I)

60 State Street
Boston, Massachusetts 02109
Listing Exchange:
The NASDAQ Stock Market LLC
(TICKER)
Statement of Additional Information
xxxxxxxxxxxx, 2017
This statement of additional information is not a prospectus. It should be read in conjunction with the fund’s prospectus dated xxxxxxxxxxxx, 2017, as supplemented or revised from time to time. A copy of the prospectus can be obtained free of charge by calling the fund at 1-800-225-6292 or by written request to the fund at 60 State Street, Boston, Massachusetts 02109. You can also obtain a copy of the prospectus from our website at: us.pioneerinvestments.com.

1. Fund history
The fund is a diversified open-end management investment company. The fund is a series of Pioneer NextShares Series Trust I (the “Trust”). The Trust was organized as a Delaware statutory trust on June 23, 2015. Pioneer Investment Management, Inc. (“Pioneer”) is the fund's investment adviser.
2. Investment policies, risks and restrictions
The prospectus presents the investment objectives and the principal investment strategies and risks of the fund. This section supplements the disclosure in the fund’s prospectus and provides additional information on the fund’s investment policies or restrictions. Restrictions or policies stated as a maximum percentage of the fund’s assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing and illiquid securities). Accordingly, any later increase or decrease in a percentage resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the fund’s restrictions and policies.
Debt securities and related investments
Debt securities rating information
Investment grade debt securities are those rated “BBB” or higher by Standard & Poor’s Ratings Group (“Standard & Poor’s”) or the equivalent rating of other nationally recognized statistical rating organizations. Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer’s ability to pay interest and repay principal.
Below investment grade debt securities are those rated “BB” and below by Standard & Poor’s or the equivalent rating of other nationally recognized statistical rating organizations. See “Appendix A” for a description of rating categories. The fund may invest in debt securities rated “D” or better, or comparable unrated securities as determined by Pioneer.
Below investment grade debt securities or comparable unrated securities are commonly referred to as “junk bonds” and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The issuers of high yield securities also may be more adversely affected than issuers of higher rated securities by specific corporate or governmental developments or the issuers’ inability to meet specific projected business forecasts. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. The recent economic downturn has severely affected the ability of many highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the fund's net asset value to the extent that it invests in such securities. In addition, the fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings or to take other steps to protect its investment in an issuer.
The secondary market for high yield securities is not usually as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, such as those recently prevailing, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these and other circumstances, may be less than the prices used in calculating the fund's net asset value.

Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the fund may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.
Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities.
For purposes of the fund's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the fund will use the rating chosen by the portfolio manager as most representative of the security's credit quality. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate and may not accurately describe the risk of the security. If a rating organization changes the quality rating assigned to one or more of the fund’s portfolio securities, Pioneer will consider if any action is appropriate in light of the fund's investment objectives and policies.
U.S. government securities
U.S. government securities in which the fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency, authority or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farm Service Agency, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, National Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks (“FHLBs”), Federal Home Loan Mortgage Corporation (“FHLMC”), Federal National Mortgage Association (“FNMA”), Maritime Administration, Tennessee Valley Authority and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the FHLBs; (ii) the discretionary authority of the U.S. government to purchase the agency’s obligations, such as securities of FNMA; or (iii) only the credit of the issuer. Such debt securities are subject to the risk of default on the payment of interest and/or principal, similar to debt of private issuers. The maximum potential liability of some U.S. government securities may greatly exceed their current resources, including any legal right to support from the U.S. government. Although the U.S. government provided financial support to FNMA and FHLMC in the past, no assurance can be given that the U.S. government will provide financial support in the future to these or other U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain loan participations described above is limited and, therefore, the participations may be regarded as illiquid.
U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. The fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the fund's distribution obligations, in which case the fund will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.
Convertible debt securities
The fund may invest in convertible debt securities which are debt obligations convertible at a stated exchange rate or formula into common stock or other equity securities. Convertible securities rank senior to common stocks in an issuer’s capital structure and consequently may be of higher quality and entail less risk than the issuer’s common stock. As with all debt securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase. Depending on the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like equity securities than debt securities.
A convertible security entitles the holder to receive interest that is generally paid or accrued until the convertible security matures, or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics, in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instruments. If a convertible security held by the fund is called for redemption, the fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could result in losses to the fund.
Municipal obligations
The fund may purchase municipal obligations. The term “municipal obligations” generally is understood to include debt obligations issued by municipalities to obtain funds for various public purposes, the income from which is, in the opinion of bond counsel to the issuer, excluded from gross income for U.S. federal income tax purposes. In addition, if the proceeds from private activity bonds are used for the construction, repair or improvement of privately operated industrial or commercial facilities, the interest paid on such bonds may be excluded from gross income for U.S. federal income tax purposes, although current federal tax laws place substantial limitations on the size of these issues. The fund's distributions of any interest it earns on municipal obligations will be taxable as ordinary income to shareholders that are otherwise subject to tax.
The two principal classifications of municipal obligations are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Sizable investments in these obligations could involve an increased risk to the fund should any of the related facilities experience financial difficulties. Private activity bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. There are, of course, variations in the security of municipal obligations, both within a particular classification and between classifications.
Mortgage-backed securities
The fund may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits (“REMIC”) pass-through certificates, collateralized mortgage obligations (“CMOs”) and stripped mortgage-backed securities (“SMBS”), and other types of mortgage-backed securities (“MBS”) that may be available in the future. A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Mortgage-backed securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the portfolio at the time the fund receives the payments for reinvestment. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If the fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the fund's principal investment to the extent of the premium paid.
The value of mortgage-backed securities may also change due to shifts in the market’s perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole. Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than governmental issues.
Through its investments in mortgage-backed securities, including those that are issued by private issuers, the fund may have exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or “SPVs”) and other entities that acquire and package mortgage loans for resale as MBS.
Unlike mortgage-backed securities issued or guaranteed by the U.S. government or one of its sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches”, with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.
In addition, mortgage-backed securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.
The risk of non-payment is greater for mortgage-backed securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.
If the fund purchases subordinated mortgage-backed securities, the subordinated mortgage-backed securities may serve as a credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the fund's securities. Therefore, if there are defaults on the underlying mortgage loans, the fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss.
Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in the portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
In the case of private issue mortgage-related securities whose underlying assets are neither U.S. government securities nor U.S. government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.
Guaranteed mortgage pass-through securities. Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. government or one of its agencies or instrumentalities, including but not limited to GNMA, FNMA and FHLMC. GNMA certificates are guaranteed by the full faith and credit of the U.S. government for timely payment of principal and interest on the certificates. FNMA certificates are guaranteed by FNMA, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. FHLMC certificates are guaranteed by FHLMC, a corporate instrumentality of the U.S. government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.
Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Because there are no direct or indirect government or agency guarantees of payments in pools created by such non-governmental issuers, they generally offer a higher rate of interest than government and government-related pools. Timely payment of interest and principal of these pools may be supported by insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.
Mortgage-related securities without insurance or guarantees may be purchased if Pioneer determines that the securities meet the fund’s quality standards. Mortgage-related securities issued by certain private organizations may not be readily marketable.

Multiple-class pass-through securities and collateralized mortgage obligations (“CMOs”). CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. government agencies and instrumentalities as well as private issuers. REMICs are CMO vehicles that qualify for special tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”) and invest in mortgages principally secured by interests in real property and other investments permitted by the Code. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMO or REMIC certificate, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.
Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.
Stripped mortgage-backed securities (“SMBS”). SMBS are multiple-class mortgage-backed securities that are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The fund may invest in SMBS that are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. The holder of the “principal-only” security (“PO”) receives the principal payments made by the underlying mortgage-backed security, while the holder of the “interest-only” security (“IO”) receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect. Pioneer may determine that certain stripped mortgage-backed securities issued by the U.S. government, its agencies or instrumentalities are not readily marketable. If so, these securities, together with privately-issued stripped mortgage-backed securities, will be considered illiquid for purposes of the fund’s limitation on investments in illiquid securities. The yields and market risk of interest-only and principal-only SMBS, respectively, may be more volatile than those of other fixed income securities.
The fund also may invest in planned amortization class (“PAC”) and target amortization class (“TAC”) CMO bonds which involve less exposure to prepayment, extension and interest rate risks than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or “collars.” To the extent that the prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risks associated with the underlying mortgage assets.
Other risk factors associated with mortgage-backed securities. Investing in mortgage-backed securities involves certain risks, including the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. In addition, investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. However, due to adverse tax consequences under current tax laws, the fund does not intend to acquire “residual” interests in REMICs. Further, the yield characteristics of mortgage-backed securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates of the underlying instrument, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, the fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental, agency or other guarantee. When the fund reinvests amounts representing payments and unscheduled prepayments of principal, it may obtain a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, mortgage-backed securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. government securities as a means of “locking in” interest rates.
Asset-backed securities
The fund may invest in asset-backed securities, which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.
The underlying assets (e.g., loans) are subject to prepayments which shorten the securities’ weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or trust providing the credit support or enhancement. There may be no perfected security interest in the collateral that relates to the financial assets that support asset-backed securities. Asset backed securities have many of the same characteristics and risks as mortgage-backed securities.
The fund may purchase commercial paper, including asset-backed commercial paper (“ABCP”) that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to a fund investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.
Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and a fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A fund purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.

Asset-backed securities include collateralized debt obligations (“CDOs”), such as collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust backed by a pool of fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses. Certain CDOs may use derivatives, such as credit default swaps, to create synthetic exposure to assets rather than holding such assets directly.
The trust is typically split into two or more portions, called tranches, varying in credit quality and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and helps protect the other, more senior tranches from default. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and the disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.
The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the fund as illiquid securities. However, an active dealer market may exist under some market conditions for some CDOs. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Subordinated securities
The fund may also invest in other types of fixed income securities which are subordinated or “junior” to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include so-called “high yield” or “junk” bonds (i.e., bonds that are rated below investment grade by a rating agency or that are of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.
Structured securities
The fund may invest in structured securities. The value of the principal and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the Reference. The terms of the structured securities may provide in certain circumstances that no principal is due at maturity and therefore may result in a loss of the fund’s investment. Changes in the interest rate or principal payable at maturity may be a multiple of the changes in the value of the Reference. Structured securities are a type of derivative instrument and the payment and credit qualities from these securities derive from the assets embedded in the structure from which they are issued. Structured securities may entail a greater degree of risk than other types of fixed income securities.

Floating rate loans
A floating rate loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution for a group of investors. The financial institution typically acts as an agent for the investors, administering and enforcing the loan on their behalf. In addition, an institution, typically but not always the agent, holds any collateral on behalf of the investors.
The interest rates are adjusted based on a base rate plus a premium or spread or minus a discount. The base rate usually is the London Interbank Offered Rate (“LIBOR”), the Federal Reserve federal funds rate, the prime rate or other base lending rates used by commercial lenders. LIBOR usually is an average of the interest rates quoted by several designated banks as the rates at which they pay interest to major depositors in the London interbank market on U.S. dollar-denominated deposits.
Floating rate loans include loans to corporations and institutionally traded floating rate debt obligations issued by an asset-backed pool, and interests therein. The fund may invest in loans in different ways. The fund may: (i) make a direct investment in a loan by participating as one of the lenders; (ii) purchase an assignment of a loan; or (iii) purchase a participation interest in a loan.
Direct investment in loans. It can be advantageous to the fund to make a direct investment in a loan as one of the lenders. When a new issue is purchased, such an investment is typically made at par. This means that the fund receives a return at the full interest rate for the loan. Secondary purchases of loans may be made at par, at a premium from par or at a discount from par. When the fund invests in an assignment of, or a participation interest in, a loan, the fund may pay a fee or forgo a portion of the interest payment. Consequently, the fund’s return on such an investment may be lower than it would have been if the fund had made a direct investment in the underlying corporate loan. The fund may be able, however, to invest in corporate loans only through assignments or participation interests at certain times when reduced direct investment opportunities in corporate loans may exist. At other times, however, such as recently, assignments or participation interests may trade at significant discounts from par.
Assignments. An assignment represents a portion of a loan previously attributable to a different lender. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement of the assigning investor and becomes an investor under the loan agreement with the same rights and obligations as the assigning investor. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning investor.
Participation interests. Participation interests are interests issued by a lender or other financial institution, which represent a fractional interest in a corporate loan. The fund may acquire participation interests from the financial institution or from another investor. The fund typically will have a contractual relationship only with the financial institution that issued the participation interest. As a result, the fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the financial institution and only upon receipt by such entity of such payments from the borrower. In connection with purchasing a participation interest, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other investors through set-off against the borrower and the fund may not directly benefit from the collateral supporting the loan in which it has purchased the participation interest. As a result, the fund may assume the credit risk of both the borrower and the financial institution issuing the participation interest. In the event of the insolvency of the financial institution issuing a participation interest, the fund may be treated as a general creditor of such entity.
Other information about floating rate loans. Loans typically have a senior position in a borrower’s capital structure. The capital structure of a borrower may include loans, senior unsecured loans, senior and junior subordinated debt, preferred stock and common stock, typically in descending order of seniority with respect to claims on the borrower’s assets. Although loans typically have the most senior position in a borrower’s capital structure, they remain subject to the risk of non-payment of scheduled interest or principal.

Such non-payment would result in a reduction of income to the fund, a reduction in the value of the investment and a potential decrease in the net asset value of the fund. There can be no assurance that the liquidation of any collateral securing a loan would satisfy a borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. Although a loan may be senior to equity and other debt securities in an issuer’s capital structure, such obligations may be structurally subordinated to obligations of the issuer’s subsidiaries. For example, if a holding company were to issue a loan, even if that issuer pledges the capital stock of its subsidiaries to secure the obligations under the loan, the assets of the operating companies are available to the direct creditors of an operating company before they would be available to the holders of the loan issued by the holding company.
In order to borrow money pursuant to a loan, a borrower will frequently, for the term of the loan, pledge collateral, including but not limited to, (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of loans made to non-public companies, the company’s shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a loan may be secured only by stock in the borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a borrower’s obligations under a loan.
In the process of buying, selling and holding loans, the fund may receive and/or pay certain fees. Any fees received are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the fund buys a loan it may receive a facility fee and when it sells a loan it may pay a facility fee. On an ongoing basis, the fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the fund may receive a prepayment penalty fee upon the prepayment of a loan by a borrower. Other fees received by the fund may include covenant waiver fees and covenant modification fees.
A borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the borrower and the holders of the loan. Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific minimum financial ratios, and limits on total debt.
In a typical loan, the agent administers the terms of the loan agreement. In such cases, the agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. The fund will generally rely upon the agent or an intermediate participant to receive and forward to the fund its portion of the principal and interest payments on the loan. Furthermore, unless the fund has direct recourse against the borrower, the fund will rely on the agent and the other investors to use appropriate credit remedies against the borrower.
For some loans, such as revolving credit facility loans (“revolvers”), an investor may have certain obligations pursuant to the loan agreement that may include the obligation to make additional loans in certain circumstances. The fund generally will reserve against these contingent obligations by segregating or otherwise designating a sufficient amount of permissible liquid assets. Delayed draw term loans are similar to revolvers, except that once drawn upon by the borrower during the commitment period, they remain permanently drawn and become term loans. A prefunded L/C term loan is a facility created by the borrower in conjunction with an agent, with the loan proceeds acting as collateral for the borrower’s obligations in respect of the letters of credit. Each participant in a prefunded L/C term loan fully funds its commitment amount to the agent for the facility.

The fund may acquire interests in loans that are designed to provide temporary or “bridge” financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. Bridge loans often are unrated. The fund may also invest in loans of borrowers that have obtained bridge loans from other parties. A borrower's use of bridge loans involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower's perceived creditworthiness.
From time to time, Pioneer and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell interests in loans to or acquire them from the fund or may be intermediate participants with respect to loans in which the fund owns interests. Such banks may also act as agents for loans held by the fund.
Inverse floating rate securities
The fund may invest in inverse floating rate obligations. The interest on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values.
Auction rate securities
The fund may invest in auction rate securities. Auction rate securities consist of auction rate debt securities and auction rate preferred securities issued by closed-end investment companies. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. If an auction fails, the dividend rate of the securities generally adjusts to a maximum rate specified in the issuer’s offering or charter documents. Security holders that submit sell orders in a failed auction may not be able to sell any or all of the shares for which they have submitted sell orders. Broker-dealers may try to facilitate secondary trading in auction rate securities, although such secondary trading may be limited and may only be available for shareholders willing to sell at a discount. Since February 2008, nearly all such auctions have failed, significantly affecting the liquidity of auction rate securities. Holders of such securities have generally continued to receive dividends at the above-mentioned maximum rate. There is no assurance that auctions will resume or that any market will develop for auction rate securities. Valuations of such securities are highly speculative. With respect to auction rate securities issued by a closed-end fund, the fund will indirectly bear its proportionate share of any management fees paid by the closed-end fund in addition to the advisory fee payable directly by the fund.
Event-linked bonds and other insurance-linked securities
The fund may invest in “event-linked” bonds, which sometimes are referred to as “insurance-linked” or “catastrophe” bonds. Event-linked bonds are debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined “trigger” event, such as a hurricane or an earthquake of a specific magnitude. For some event-linked bonds, the trigger event’s magnitude may be based on losses to a company or industry, index-portfolio losses, industry indexes or readings of scientific instruments rather than specified actual losses. If a trigger event, as defined within the terms of an event-linked bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument.

Event-linked bonds may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. In addition to the specified trigger events, event-linked bonds may also expose the fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked bonds are subject to the risk that the model used to calculate the probability of a trigger event was not accurate and underestimated the likelihood of a trigger event. This may result in more frequent and greater than expected loss of principal and/or interest, which would adversely impact the fund’s total returns. Further, to the extent there are events that involve losses or other metrics, as applicable, that are at, or near, the threshold for a trigger event, there may be some delay in the return of principal and/or interest until it is determined whether a trigger event has occurred. Finally, to the extent there is a dispute concerning the definition of the trigger event relative to the specific manifestation of a catastrophe, there may be losses or delays in the payment of principal and/or interest on the event-linked bond. Lack of a liquid market for these instruments may impose the risk of higher transactions costs and the possibility that the fund may be forced to liquidate positions when it would not be advantageous to do so.
Event-linked bonds are typically rated below investment grade or may be unrated. Securities rated BB or lower are considered to be below investment grade. The rating for an event-linked bond primarily reflects the rating agency’s calculated probability that a pre-defined trigger event will occur, which will cause a loss of principal. This rating may also assess the credit risk of the bond’s collateral pool, if any, and the reliability of the model used to calculate the probability of a trigger event.
In addition to event-linked bonds, the fund also may invest in other insurance-linked securities, including notes or preferred shares issued by special purpose vehicles structured to comprise a portion of an reinsurer’s or insurer’s catastrophe-oriented business, known as sidecars, or to provide reinsurance to reinsurers or insurers, known as collateralized reinsurance (“Reinsurance Notes”). An investor in Reinsurance Notes participates in the premiums and losses associated with underlying reinsurance contracts. Reinsurance Notes are subject to the same risks discussed herein for event-linked bonds. In addition, because Reinsurance Notes represent an interest in underlying reinsurance contracts, the fund has limited transparency into the underlying insurance policies and therefore must rely upon the risk assessment and sound underwriting practices of the reinsurer and/or insurer. Accordingly, it may be more difficult for the investment adviser to fully evaluate the underlying risk profile of the fund’s investment in Reinsurance Notes and therefore place the fund’s assets at greater risk of loss than if the adviser had more complete information. The lack of transparency may also make the valuation of Reinsurance Notes more difficult and potentially result in mispricing that could result in losses to the fund. Reinsurance Notes are also subject to extension risk. The sponsor of such an investment might have the right to extend the maturity of the notes to verify that the trigger event did occur or to process and audit insurance claims. In certain circumstances, the extension may exceed two years.
Event-linked bonds and other insurance-linked securities typically are restricted to qualified institutional buyers and, therefore, are not subject to registration with the Securities and Exchange Commission or any state securities commission and are not listed on any national securities exchange. The amount of public information available with respect to event-linked bonds and other insurance-linked securities is generally less extensive than that available for issuers of registered or exchange listed securities. Event-linked bonds may be subject to the risks of adverse regulatory or jurisdictional determinations. There can be no assurance that future regulatory determinations will not adversely affect the overall market for event-linked bonds.
Event-linked swaps
The fund may obtain event-linked exposure by investing in event-linked swaps, which typically are contingent, or formulaically related to defined trigger events, or by pursuing similar event-linked derivative strategies. Trigger events include hurricanes, earthquakes and weather-related phenomena. If a trigger event occurs, the fund may lose the swap’s notional amount. As derivative instruments, event-linked swaps are subject to risks in addition to the risks of investing in event-linked bonds, including counterparty risk and leverage risk.

Zero coupon, pay-in-kind, deferred and contingent payment securities
The fund may invest in zero coupon securities, which are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. A fund accrues income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. The interest rate on contingent payment securities is determined by the outcome of an event, such as the performance of a financial index. If the financial index does not increase by a prescribed amount, the fund may receive no interest.
Equity securities and related investments
Investments in equity securities
Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the fund. Also, the prices of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the fund.
Warrants and stock purchase rights
The fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer.
The fund may also invest in stock purchase rights. Stock purchase rights are instruments, frequently distributed to an issuer’s shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common stock at the time of distribution. The rights do not carry with them the right to dividends or to vote and may or may not be transferable. Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer’s current shareholders.
As a result, an investment in warrants or stock purchase rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or a stock purchase right does not necessarily change with the value of the underlying securities, and warrants and stock purchase rights expire worthless if they are not exercised on or prior to their expiration date.
Preferred shares
The fund may invest in preferred shares. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer’s common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the fund's fixed income securities.
Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stocks from one another are the dividend rights, which may be cumulative or noncumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.

The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer's creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights.
Non-U.S. investments
Equity securities of non-U.S. issuers
The fund may invest in equity securities of non-U.S. issuers, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and other similar instruments.
Debt obligations of non-U.S. governments
The fund may invest in all types of debt obligations of non-U.S. governments. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the fund may have limited recourse in the event of a default. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. During periods of economic uncertainty (such as the financial crisis that began in 2008), the values of sovereign debt and of securities of issuers that purchase sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest, declared moratoria on the payment of principal and interest on their sovereign debt, or restructured their debt to effectively eliminate portions of it, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.
A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on disbursements or assistance from non-U.S. governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. Assistance may be dependent on a country’s implementation of austerity measures and reforms, which measures may limit or be perceived to limit economic growth and recovery. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.
Eurodollar instruments and Samurai and Yankee bonds. The fund may invest in Eurodollar instruments and Samurai and Yankee bonds. Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the United States, primarily in Europe. Samurai bonds are yen-denominated bonds sold in Japan by non-Japanese issuers. Yankee bonds are U.S. dollar denominated bonds typically issued in the U.S. by non-U.S. governments and their agencies and non-U.S. banks and corporations. The fund may also invest in Eurodollar Certificates of Deposit (“ECDs”), Eurodollar Time Deposits (“ETDs”) and Yankee Certificates of Deposit (“Yankee CDs”). ECDs are U.S. dollar-denominated certificates of deposit issued by non-U.S. branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a non-U.S. branch of a U.S. bank or in a non-U.S. bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a non-U.S. bank and held in the U.S. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

Investments in emerging markets. The fund may invest in securities of issuers in countries with emerging economies or securities markets. Emerging economies or securities markets will generally include, but not be limited to, countries included in the Morgan Stanley Capital International (MSCI) Emerging & Frontier Markets Index. The fund will generally focus on emerging markets that do not impose unusual trading requirements which tend to restrict the flow of investments. In addition, the fund may invest in unquoted securities of emerging market issuers.
Risks of non-U.S. investments. Investing in securities of non-U.S. issuers involves considerations and risks not typically associated with investing in the securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and economies. The risks of investing in securities of non-U.S. issuers generally, or in issuers with significant exposure to non-U.S. markets, may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which the portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain countries, particularly emerging markets, may undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.
Non-U.S. securities markets and regulations. There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for the fund to accurately price its portfolio securities or to dispose of such securities at the times determined by Pioneer to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which the fund's operations require cash, such as in order to meet redemptions and to pay its expenses.
Economic, political and social factors. Certain countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than in the U.S. and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. In addition, it may be difficult for the fund to pursue claims against a foreign issuer in the courts of a foreign country. Investing in emerging market countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, the fund could lose its entire investment in that country.
Investments that have exposure to Russian or Ukrainian issuers or markets may be significantly affected by recent events in those regions and economic sanctions against Russia and other responses to these events by the United States and other nations.

Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit the fund's investment in those markets and may increase the expenses of the fund. In addition, the repatriation of both investment income and capital from certain markets is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the fund's operation.
Economies in individual countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.
Unanticipated political or social developments may affect the values of the fund's investments and the availability to the fund of additional investments in such countries. In the past, the economies, securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurance that these economic and market disruptions might not occur again.
Economies in emerging market countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely and significantly by economic conditions in the countries with which they trade.
A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and beyond Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, voters in the United Kingdom have approved withdrawal from the European Union. Other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. The Ukraine has experienced ongoing military conflict; this conflict may expand and military conflicts could potentially occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets. Whether or not the fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the fund’s investments due to the interconnected nature of the global economy and capital markets.
Currency risks. The value of the securities quoted or denominated in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The fund 's investment performance may be negatively affected by a devaluation of a currency in which the fund's investments are quoted or denominated. Further, the fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.
Custodian services and related investment costs. Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the fund to make intended securities purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the fund due to a subsequent decline in value of the portfolio security or could result in possible liability to the fund. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the fund against loss or theft of its assets.
Withholding and other taxes. The fund may be subject to taxes, including withholding taxes, on income (possibly including, in some cases, capital gains) that are or may be imposed by certain countries with respect to the fund's investments in such countries. These taxes may reduce the return achieved by the fund. Treaties between the U.S. and such countries may not be available to reduce the otherwise applicable tax rates.
Investments in depositary receipts
The fund may hold securities of non-U.S. issuers in the form of ADRs, EDRs, GDRs and other similar instruments. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and GDRs and other similar global instruments in bearer form are designed for use in non-U.S. securities markets.
ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of non-U.S. issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers. However, by investing in ADRs rather than directly in equity securities of non-U.S. issuers, the fund will avoid currency risks during the settlement period for either purchases or sales. EDRs and GDRs are not necessarily denominated in the same currency as the underlying securities which they represent.
For purposes of the fund's investment policies, investments in ADRs, EDRs, GDRs and similar instruments will be deemed to be investments in the underlying equity securities of non-U.S. issuers. The fund may acquire depositary receipts from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent the fund invests in such unsponsored depositary receipts there may be an increased possibility that the fund may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, certain benefits (i.e., rights offerings) which may be associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such depositary receipt.
Foreign currency transactions
The fund may engage in foreign currency transactions. These transactions may be conducted at the prevailing spot rate for purchasing or selling currency in the foreign exchange market. The fund also may enter into forward foreign currency exchange contracts, which are contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract.
The fund may enter into forward foreign currency exchange contracts involving currencies of the different countries in which the fund invests as a hedge against possible variations in the foreign exchange rates between these currencies and the U.S. dollar. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the fund, accrued in connection with the purchase and sale of its portfolio securities quoted in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. There is no guarantee that the fund will be engaged in hedging activities when adverse exchange rate movements occur or that its hedging activities will be successful. The fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Pioneer.
Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the fund to hedge against a devaluation that is so generally anticipated that the fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.
The fund may also engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency, if Pioneer determines that there is a pattern of correlation between the two currencies. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other foreign currency.
The fund may use forward currency exchange contracts to reduce or gain exposure to a currency. To the extent the fund gains exposure to a currency through these instruments, the resulting exposure may exceed the value of securities denominated in that currency held by the fund. For example, where the fund's security selection has resulted in an overweight or underweight exposure to a particular currency relative to the fund's benchmark, the fund may seek to adjust currency exposure using forward currency exchange contracts.
The cost to the fund of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period, differences in interest rates between the two currencies and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually conducted on a principal basis, no fees or commissions are involved. The fund may close out a forward position in a currency by selling the forward contract or by entering into an offsetting forward contract.
The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of the portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the fund can achieve at some future point in time. The precise projection of currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the fund's foreign assets.
While the fund may benefit from foreign currency transactions, unanticipated changes in currency prices may result in a poorer overall performance for the fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the fund. Such imperfect correlation may cause the fund to sustain losses which will prevent the fund from achieving a complete hedge or expose the fund to risk of foreign exchange loss.
Over-the-counter markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the fund of unrealized profits or force the fund to cover its commitments for purchase or resale, if any, at the current market price.
If the fund enters into a forward contract to purchase foreign currency, the custodian or Pioneer will segregate liquid assets. See “Asset Segregation.”

Options on foreign currencies
The fund may purchase options on foreign currencies for hedging purposes in a manner similar to that of transactions in forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are quoted or denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In an attempt to protect against such decreases in the value of portfolio securities, the fund may purchase put options on the foreign currency. If the value of the currency declines, the fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the fund's securities quoted or denominated in that currency.
Conversely, if a rise in the dollar value of a currency is projected for those securities to be acquired, thereby increasing the cost of such securities, the fund may purchase call options on such currency. If the value of such currency increases, the purchase of such call options would enable the fund to purchase currency for a fixed amount of dollars which is less than the market value of such currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the fund intends to acquire. As in the case of other types of options transactions, however, the benefit the fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.
The fund may also write options on foreign currencies for hedging purposes. For example, if the fund anticipated a decline in the dollar value of securities quoted or denominated in a foreign currency because of declining exchange rates, it could, instead of purchasing a put option, write a covered call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be partially offset by the amount of the premium received by the fund.
Similarly, the fund could write a put option on the relevant currency, instead of purchasing a call option, to hedge against an anticipated increase in the dollar cost of securities to be acquired. If exchange rates move in the manner projected, the put option will expire unexercised and allow the fund to offset such increased cost up to the amount of the premium. However, as in the case of other types of options transactions, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and the fund would be required to purchase or sell the underlying currency at a loss, which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, the fund also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.
A call option written on foreign currency by the fund is “covered” if the fund owns the underlying foreign currency subject to the call, or if it has an absolute and immediate right to acquire that foreign currency without additional cash consideration. A call option is also covered if the fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the amount of the difference is maintained by the fund in cash or liquid securities. See “Asset Segregation.”
The fund may close out its position in a currency option by either selling the option it has purchased or entering into an offsetting option. An exchange-traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although the fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying currencies pursuant to the exercise of put options. If the fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.
The fund may also use options on currencies to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates of a different currency with a pattern of correlation. Cross-hedging may also include using a foreign currency as a proxy for the U.S. dollar, if Pioneer determines that there is a pattern of correlation between that currency and the U.S. dollar.
The fund may purchase and write over-the-counter options. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by the fund.
Natural disasters
Certain areas of the world, including areas within the United States, historically have been prone to natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts. Such disasters, and the resulting damage, could have a significant adverse impact on the economies of those areas and on the ability of issuers in which the fund invests to conduct their businesses, and thus on the investments made by the fund in such geographic areas and/or issuers. Adverse weather conditions could have a significant adverse impact on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.
Cybersecurity issues
With the increased use of technologies such as the Internet to conduct business, the fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cybersecurity failures or breaches by the fund’s adviser, transfer agent, distributor and other service providers (including, but not limited to, the fund’s custodian and financial intermediaries), and the issuers of securities in which the fund invests, have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with the fund’s ability to calculate its NAV, impediments to trading, the inability of fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the fund or its adviser has established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the fund cannot control the cyber security plans and systems put in place by service providers to the fund and issuers in which the fund invests. The fund and its shareholders could be negatively impacted as a result.
Investment company securities and real estate investment trusts
Other investment companies
The fund may invest in the securities of other investment companies to the extent that such investments are consistent with the fund's investment objectives and policies and permissible under the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules thereunder. Investing in other investment companies subjects the fund to the risks of investing in the underlying securities held by those investment companies. The fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the fund's own operations.
Exchange traded funds
The fund may invest in exchange traded funds (“ETFs”). ETFs, such as SPDRs, iShares and various country index funds, are funds whose shares are traded on a national exchange or the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”). ETFs may be based on underlying equity or fixed income securities. SPDRs, for example, seek to provide investment results that generally correspond to the performance of the component common stocks of the Standard & Poor’s 500 Stock Index (the “S&P 500”). ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF’s investment objective will be achieved. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the fund's own operations. Many ETFs have received exemptive orders issued by the Securities and Exchange Commission that would permit the fund to invest in those ETFs beyond the limitations applicable to other investment companies, subject to certain terms and conditions. Some ETFs are not structured as investment companies and thus are not regulated under the 1940 Act.
Certain ETFs, including leveraged ETFs and inverse ETFs, may have embedded leverage. Leveraged ETFs seek to multiply the return of the tracked index (e.g., twice the return) by using various forms of derivative transactions. Inverse ETFs seek to negatively correlate with the performance of a particular index by using various forms of derivative transactions, including by short-selling the underlying index. An investment in an inverse ETF will decrease in value when the value of the underlying index rises. By investing in leveraged ETFs or inverse ETFs, the fund can commit fewer assets to the investment in the securities represented on the index than would otherwise be required.
Leveraged ETFs and inverse ETFs present all of the risks that regular ETFs present. In addition, leveraged ETFs and inverse ETFs determine their return over a specific, pre-set time period, typically daily, and, as a result, there is no guarantee that the ETF’s actual long term returns will be equal to the daily return that the fund seeks to achieve. For example, on a long-term basis (e.g., a period of 6 months or a year), the return of a leveraged ETF may in fact be considerably less than two times the long-term return of the tracked index. Furthermore, because leveraged ETFs and inverse ETFs achieve their results by using derivative instruments, they are subject to the risks associated with derivative transactions, including the risk that the value of the derivatives may rise or fall more rapidly than other investments, thereby causing the ETF to lose money and, consequently, the value of the fund’s investment to decrease. Investing in derivative instruments also involves the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the ETF. Short sales in particular are subject to the risk that, if the price of the security sold short increases, the inverse ETF may have to cover its short position at a higher price than the short sale price, resulting in a loss to the inverse ETF and, indirectly, to the fund. An ETF’s use of these techniques will make the fund’s investment in the ETF more volatile than if the fund were to invest directly in the securities underlying the tracked index, or in an ETF that does not use leverage or derivative instruments. However, by investing in a leveraged ETF or an inverse ETF rather than directly purchasing and/or selling derivative instruments, the fund will limit its potential loss solely to the amount actually invested in the ETF (that is, the fund will not lose more than the principal amount invested in the ETF).

Real estate investment trusts (“REITs”)
The fund may invest in REITs. REITs are companies that invest primarily in income producing real estate or real estate-related loans or interests. Risks associated with investments in REITs and other equity securities of real estate industry issuers may include:
•	The U.S. or a local real estate market declines due to adverse economic conditions, foreclosures, overbuilding and high vacancy rates, reduced or regulated rents or other causes
•	Interest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT’s fixed income investments
•	The values of properties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses
•	A REIT in the fund’s portfolio is, or is perceived by the market to be, poorly managed
•	If the fund’s real estate related investments are concentrated in one geographic area or property type, the fund will be particularly subject to the risks associated with that area or property type
REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs (known as hybrid REITs). Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and similar real estate interests and derive income primarily from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. The fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the fund. Such indirect expenses are not reflected in the fee table or expense example in the fund’s prospectus. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.
Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. Mortgage REITs are subject to the risks of default of the mortgages or mortgage-related securities in which they invest, and REITs that invest in so-called “sub-prime” mortgages are particularly subject to this risk. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs are typically invested in a limited number of projects or in a particular market segment or geographic region. REITs whose underlying assets are concentrated in properties in one geographic area or used by a particular industry, such as health care, will be particularly subject to risks associated with such area or industry.
REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans, the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.
REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in the S&P 500.

Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a real estate company’s operations and market value. Mortgage REITs tend to be more leveraged than equity REITs. In addition, many mortgage REITs manage their interest rate and credit risks through the use of derivatives and other hedging techniques. In addition, capital to pay or refinance a REIT’s debt may not be available or reasonably priced. Financial covenants related to real estate company leveraging may affect the company’s ability to operate effectively.
Derivative instruments
Derivatives
The fund may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The fund may use derivatives for a variety of purposes, including: in an attempt to hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the fund’s return as a non-hedging strategy that may be considered speculative; to manage portfolio characteristics (for example, for funds investing in securities denominated in non-U.S. currencies, a portfolio’s currency exposure, or, for funds investing in fixed income securities, a portfolio’s duration or credit quality); and as a cash flow management technique. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.
Using derivatives exposes the fund to additional risks and may increase the volatility of the fund’s net asset value and may not provide the expected result. Derivatives may have a leveraging effect on the portfolio. Leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value in a larger pool of assets than the fund would otherwise have had. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative’s value do not correspond to changes in the value of the fund’s other investments or do not correlate well with the underlying assets, rate or index, the fund may not fully benefit from, or could lose money on, or could experience unusually high expenses as a result of, the derivative position. Derivatives involve the risk of loss if the counterparty defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of the fund if it cannot sell or terminate the derivative at an advantageous time or price. The fund also may have to sell assets at inopportune times to satisfy its obligations. The fund may not be able to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or may have to sell a portfolio security at a disadvantageous time or price to maintain cover or to segregate securities in connection with its use of derivatives. Some derivatives may involve the risk of improper valuation. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the fund for a variety of reasons.
Financial reform laws enacted after the financial crisis of 2008-2009, such as the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”), are changing many aspects of financial regulation applicable to derivatives. For instance, Dodd-Frank calls for the comprehensive regulation of swaps by the Commodity Futures Trading Commission (the “CFTC”) and the Securities and Exchange Commission (the “SEC”). The CFTC and the SEC are in the process of adopting and implementing new regulations applicable to these instruments, including rules with respect to recordkeeping, reporting, business conduct, relationship documentation, margin, collateral, clearing, and trade execution requirements. In addition, Dodd-Frank requires the registration of certain parties that deal or engage in substantial trading, execution or advisory activities in the markets for swaps. The extent and impact of these regulations are not yet fully known and may not be known for some time.
The fund’s use of derivatives may be affected by other applicable laws and regulations and may be subject to review by the SEC, the CFTC, exchange and market authorities and other regulators in the United States and abroad. The fund’s ability to use derivatives may be limited by tax considerations.

Certain derivatives transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies, are entered into directly by the counterparties or through financial institutions acting as market makers (OTC derivatives), rather than being traded on exchanges or in markets registered with the CFTC or the SEC. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange, and only OTC derivatives that are either required to be cleared or submitted voluntarily for clearing to a clearinghouse will enjoy all of the protections that central clearing provides against default by the original counterparty to the trade. In an OTC derivatives transaction that is not cleared, the fund bears the risk of default by its counterparty. In a cleared derivatives transaction, the fund is instead exposed to the risk of default of the clearinghouse and, to the extent the fund has posted any margin, the risk of default of the broker through which it has entered into the transaction. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.
Derivatives involve operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. For derivatives not guaranteed by an exchange or clearinghouse, the fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs, or disagreements as to the meaning of contractual terms and litigation in enforcing those remedies.
Swap contracts that are required to be cleared must be traded on a regulated execution facility or contract market that makes them available for trading. The establishment of a centralized exchange or market for swap transactions may disrupt or limit the swap market and may not result in swaps being easier to trade or value. Market-traded swaps may become more standardized, and the fund may not be able to enter into swaps that meet its investment needs. The fund also may not be able to find a clearinghouse willing to accept the swaps for clearing. The new regulations may make using swaps more costly, may limit their availability, or may otherwise adversely affect their value or performance. Risks associated with the use of derivatives are magnified to the extent that a large portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.
Options on securities and securities indices
The fund may purchase and write put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. The fund may also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.
Writing call and put options on securities. A call option written by the fund obligates the fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. The exercise price may differ from the market price of an underlying security. The fund has the risk of loss that the price of an underlying security may decline during the call period. The risk may be offset to some extent by the premium the fund receives. If the value of the investment does not rise above the call price, it’s likely that the call will lapse without being exercised. In that case, the fund would keep the cash premium and the investment. All call options written by the fund are covered, which means that the fund will own the securities subject to the options as long as the options are outstanding, or the fund will use the other methods described below. The fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the fund may forgo the opportunity to profit from an increase in the market price of the underlying security.
A put option written by the fund would obligate the fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The fund has no control over when it may be required to purchase the underlying securities. All put options written by the fund would be covered, which means that the fund would have segregated assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the fund. However, in return for the option premium, the fund accepts the risk that it may be required to purchase the underlying security at a price in excess of its market value at the time of purchase.
Call and put options written by the fund will also be considered to be covered to the extent that the fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the fund. In addition, a written call option or put may be covered by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the fund's net exposure on its written option position.
Writing call and put options on securities indices. The fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.
The fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. The fund may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.
Index options are subject to the timing risk inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. If a fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall “out-of-the-money”, the fund will be required to pay cash in an amount of the difference between the closing index value and the exercise price of the option.
Purchasing call and put options. The fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the call option.
The fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or in securities in which it may invest. The purchase of a put option would entitle the fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the fund's securities. Put options may also be purchased by the fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.
The fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase transactions.”

Options spreads and straddles. Option spread and straddle transactions require a fund to purchase and/or write more than one option simultaneously. A fund may engage in option spread transactions in which it purchases and writes put or call options on the same underlying instrument, with the options having different exercise prices and/or expiration dates.
A fund also may engage in option straddles, in which it purchases or sells combinations of put and call options on the same instrument. A long straddle is a combination of a call and a put option purchased on the same security where the exercise price of the put is less than or equal to the exercise price of the call. A short straddle is a combination of a call and a put written on the same security where the exercise price of the put is less than or equal to the exercise price of the call and where the same issue of security or currency is considered cover for both the put and the call.
Risks of trading options. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If the fund is unable to effect a closing purchase transaction with respect to covered options it has written, the fund will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if the fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.
Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the “OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although it is expected that outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
The fund may purchase and sell both options that are traded on U.S. and non-U.S. exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.
Transactions by the fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which the fund may write or purchase may be affected by options written or purchased by other investment advisory clients of Pioneer. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.
The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the ability of Pioneer to predict future price fluctuations and the degree of correlation between the options and securities markets.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.
In addition to the risks of imperfect correlation between the portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.
Futures contracts and options on futures contracts
The fund may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. The fund may enter into closing purchase and sale transactions with respect to any futures contracts and options on futures contracts. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies and other financial instruments and indices. The fund may invest in futures contracts based on the Chicago Board of Exchange Volatility Index (“VIX Futures”). The VIX is an index of market sentiment derived from the S&P 500 option prices, and is designed to reflect investors’ consensus view of expected stock market volatility over future periods. The fund may invest in futures and options based on credit derivative contracts on baskets or indices of securities, such as CDX. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a particular financial instrument (debt security) at a specified price, date, time and place. The fund will engage in futures and related options transactions for bona fide hedging and non-hedging purposes as described below. All futures contracts entered into by the fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on non-U.S. exchanges.
Futures contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).
When interest rates are rising or securities prices are falling, the fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, the fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and a decline in the value of its portfolio securities which are denominated in such currency. The fund can purchase futures contracts on a foreign currency to establish the price in U.S. dollars of a security denominated in such currency that the fund has acquired or expects to acquire.
Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.
Hedging strategies. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price, rate of return and currency exchange rate on portfolio securities and securities that the fund owns or proposes to acquire. The fund may, for example, take a “short” position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the value of the fund's securities. Such futures contracts may include contracts for the future delivery of securities held by the fund or securities with characteristics similar to those of the fund's securities. Similarly, the fund may sell futures contracts in a foreign currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of Pioneer, there is a sufficient degree of correlation between price trends for the fund's securities and futures contracts based on other financial instruments, securities indices or other indices, the fund may also enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in the portfolio may be more or less volatile than prices of such futures contracts, Pioneer will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the fund's securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the portfolio securities would be substantially offset by a decline in the value of the futures position.
On other occasions, the fund may take a “long” position by purchasing futures contracts. This may be done, for example, when the fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.
Options on futures contracts. The acquisition of put and call options on futures contracts will give the fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the fund obtains the benefit of the futures position if prices move in a favorable direction, but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.
The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the fund's assets. By writing a call option, the fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the fund intends to purchase. However, the fund becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by the fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The fund will incur transaction costs in connection with the writing of options on futures.
The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.
Other considerations regarding futures contracts. The fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for U.S. federal income tax purposes.
Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the fund to purchase securities or currencies, require the fund to segregate assets to cover such contracts and options.
While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the fund than if it had not entered into any futures contracts or options transactions. When futures contracts and options are used for hedging purposes, perfect correlation between the fund's futures positions and portfolio positions may be impossible to achieve, particularly where futures contracts based on individual securities are currently not available. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss. It is not possible to hedge fully or perfectly against the effect of currency fluctuations on the value of non-U.S. securities because currency movements impact the value of different securities in differing degrees.
If the fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.
Interest rate swaps, collars, caps and floors
In order to hedge the value of the portfolio against interest rate fluctuations or to enhance the fund’s income, the fund may, but is not required to, enter into various interest rate transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. To the extent that the fund enters into these transactions, the fund expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the fund anticipates purchasing at a later date. The fund intends to use these transactions primarily as a hedge and not as a speculative investment. However, the fund also may invest in interest rate swaps to enhance income or to increase the fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short-term and long-term interest rates). The fund is not required to hedge its portfolio and may choose not to do so. The fund cannot guarantee that any hedging strategies it uses will work.
In an interest rate swap, the fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). For example, if the fund holds a debt instrument with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the fund to offset a decline in the value of the debt instrument due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if the fund holds a debt instrument with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the fund from a reduction in yield due to falling interest rates and may permit the fund to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.
The fund usually will enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out with the fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the fund’s custodian. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the fund’s obligations will be accrued on a daily basis, and the full amount of the fund’s obligations will be maintained in a segregated account by the fund’s custodian.
The fund also may engage in interest rate transactions in the form of purchasing or selling interest rate caps or floors. The fund will not sell interest rate caps or floors that it does not own. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest equal to the difference of the index and the predetermined rate on a notional principal amount (i.e., the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The fund will not enter into caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the fund.
Typically, the parties with which the fund will enter into interest rate transactions will be broker-dealers and other financial institutions. The fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the fund’s adviser to be equivalent to such rating. If there is a default by the other party to such a transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are less liquid than swaps. Certain federal income tax requirements may limit the fund’s ability to engage in interest rate swaps.
Total return swaps, caps, floors and collars
The fund may enter into total return swaps, caps, floors and collars to hedge assets or liabilities or to seek to increase total return. Total return swaps involve the exchange by a fund with another party of their respective commitments to make or receive payments based on the change in market value of a specified security, basket of securities or benchmark. The fund may invest in swaps based on VIX futures contracts. The VIX is an index of market sentiment derived from S&P 500 Index option prices, and is designed to reflect investors’ consensus view of expected stock market volatility over future periods. Total return swaps may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. The purchase of a cap entitles the purchaser, to the extent that the market value of a specified security or benchmark exceeds a predetermined level, to receive payments of a contractually-based amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that the market value of a specified security or benchmark falls below a predetermined level, to receive payments of a contractually-based amount from the party selling the floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of values. Investments in swaps, caps, floors and collars are highly specialized activities which involve investment techniques and risks different from those associated with ordinary portfolio transactions. Investments in total return swaps, caps, floors and collars may be considered speculative because they involve significant risk of loss. If Pioneer is incorrect in its forecast of market values, these investments could negatively impact the fund’s performance. These investments also are subject to default risk of the counterparty and may be less liquid than other portfolio securities. Moreover, investments in swaps, caps, floors and collars may involve greater transaction costs than investments in other securities.
Credit default swap agreements
The fund may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no specified events of default, or “credit events”, on an underlying reference obligation have occurred. If such a credit event occurs, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation, or must make a cash settlement payment. The fund may be either the buyer or seller in the transaction. If the fund is a buyer and no credit event occurs, the fund will receive no return on the stream of payments made to the seller. However, if a credit event occurs, the fund, as the buyer, receives the full notional value for a reference obligation that may have little or no value. As a seller, the fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, the fund, as the seller, must pay the buyer the full notional value of the reference obligation. The fund, as the seller, would be entitled to receive the reference obligation. Alternatively, the fund may be required to make a cash settlement payment, where the reference obligation is received by the fund as seller. The value of the reference obligation, coupled with the periodic payments previously received, would likely be less than the full notional value the fund pays to the buyer, resulting in a loss of value to the fund as seller. When the fund acts as a seller of a credit default swap agreement it is exposed to the risks of a leveraged transaction. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. The fund will enter into swap agreements only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed to be equivalent to such rating.
Recent legislation will require most swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. The swap market could be disrupted or limited as a result of this legislation, which could adversely affect the fund. Moreover, the establishment of a centralized exchange or market for swap transactions may not result in swaps being easier to trade or value.
The fund may also invest in credit derivative contracts on baskets or indices of securities, such as CDX. A CDX can be used to hedge credit risk or to take a position on a basket of credit entities or indices. The individual credits underlying credit default swap indices may be rated investment grade or non-investment grade. These instruments are designed to track representative segments of the credit default swap market such as investment grade, below investment grade and emerging markets. A CDX index tranche provides access to customized risk, exposing each investor to losses at different levels of subordination. The lowest part of the capital structure is called the “equity tranche” as it has exposure to the first losses experienced in the basket. The mezzanine and senior tranches are higher in the capital structure but can also be exposed to loss in value. Investments are subject to liquidity risks as well as other risks associated with investments in credit default swaps.
Credit-linked notes
The fund may invest in credit-linked notes (“CLNs”), which are derivative instruments. A CLN is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to credit risk of the reference obligations and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk.
Exchange traded notes
The fund may invest in exchange traded notes (“ETNs”). An ETN is a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines both aspects of bonds and ETFs. An ETN’s returns are based on the performance of a market index or other reference asset minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the market index or other reference asset to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments and principal is not protected.
An ETN that is tied to a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable index. ETNs also incur certain expenses not incurred by their applicable index. Additionally, certain components comprising the index tracked by an ETN may, at times, be temporarily unavailable, which may impede an ETN’s ability to track its index. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. However, the fund’s potential loss is limited to the amount actually invested in the ETN.

The market value of an ETN is influenced by supply and demand for the ETN, the current performance of the index or other reference asset, the credit rating of the ETN issuer, volatility and lack of liquidity in the reference asset, changes in the applicable interest rates, and economic, legal, political or geographic events that affect the reference asset. The market value of ETN shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities underlying the index (or other reference asset) that the ETN seeks to track. The value of an ETN may also change due to a change in the issuer’s credit rating. As a result, there may be times when an ETN share trades at a premium or discount to its net asset value. The fund will bear its pro rata portion of any fees and expenses borne by the ETN. These fees and expenses generally reduce the return realized at maturity or upon redemption from an investment in an ETN.
Commodity-linked investments
The fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity-linked investments, including commodities futures contracts, commodity-linked derivatives, and commodity-linked notes. Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. The value of commodity-linked investments held by the fund may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.
The prices of commodity-linked investments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked investments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. Under favorable economic conditions, the fund’s commodity-linked investments may be expected to underperform an investment in traditional securities.
Because commodity-linked derivatives are available from a relatively small number of issuers, the fund’s investments in commodity-linked derivatives are particularly subject to counterparty risk, which is the risk that the issuer of the commodity-linked derivative (which issuer may serve as counterparty to a substantial number of the fund’s commodity-linked and other derivative investments) will not fulfill its contractual obligations.
The fund may gain exposure to commodities by investing in ETFs. ETFs that invest in commodities may be, or may become subject to CFTC trading regulations that limit the amount of commodity contracts an ETF may hold. Such regulations would hurt the value of such ETF’s securities. Additionally, some commodity ETFs invest in commodity futures, which can lose money even when commodity prices are rising.
Foreign currency swaps
Foreign currency swaps involve the exchange by the lenders, including the Fund, with another party (the “counterparty”) of the right to receive the currency in which the loans are denominated for the right to receive U.S. dollars. The fund will enter into a foreign currency swap only if the outstanding debt obligations of the counterparty are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the fund’s adviser to be equivalent to such rating. The amounts of U.S. dollar payments to be received by the fund and the foreign currency payments to be received by the counterparty are fixed at the time the swap arrangement is entered into. Accordingly, the swap protects the fund from the fluctuations in exchange rates and locks in the right to receive payments under the loan in a predetermined amount of U.S. dollars. If there is a default by the counterparty, the fund will have contractual remedies pursuant to the swap agreement; however, the U.S. dollar value of the fund's right to receive foreign currency payments under the obligation will be subject to fluctuations in the applicable exchange rate to the extent that a replacement swap arrangement is unavailable or the fund is unable to recover damages from the defaulting counterparty.
Cross currency interest rate swap agreements
Cross currency interest rate swap agreements combine features of currency swap agreements and interest rate swap agreements. The cross currency interest rate swaps in which the fund may enter generally will involve both the exchange of currency and the payment of interest streams with reference to one currency based on a specified index in exchange for receiving interest streams with reference to the other currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon transaction amount. For example, the payment stream on a specified amount of euro based on a European market floating rate might be exchanged for a U.S. oriented floating rate on the same principal amount converted into U.S. dollars.
Financial futures and options transactions
Pioneer has claimed an exclusion from registration as a “commodity pool operator” with respect to the fund under the Commodity Exchange Act (the “CEA”), and, therefore, Pioneer will not, with respect to its management of the fund, be subject to registration or regulation as a commodity pool operator.
Under this exemption, the fund will remain limited in its ability to trade instruments subject to the jurisdiction of the CFTC, including commodity futures (which include futures on broad-based securities indexes and interest rate futures), options on commodity futures and swaps. This limitation also applies with respect to any indirect exposure that the fund may have to these instruments through investments in other funds. Pioneer may have to rely on representations from the underlying fund’s manager about the amount (or maximum permitted amount) of investment exposure that the underlying fund has to instruments such as commodity futures, options on commodity futures and swaps.
Under this exemption, the fund must satisfy one of the following two trading limitations at all times: (1) the aggregate initial margin and premiums required to establish the fund’s positions in commodity futures, options on commodity futures, swaps and other CFTC-regulated instruments may not exceed 5% of the liquidation value of the fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). The fund would not be required to consider its exposure to such instruments if they were held for “bona fide hedging” purposes, as such term is defined in the rules of the CFTC. In addition to meeting one of the foregoing trading limitations, the fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the markets for CFTC-regulated instruments.
Other investments and investment techniques
Short-term investments
For temporary defensive or cash management purposes, the fund may invest in all types of short-term investments including, but not limited to, (a) commercial paper and other short-term commercial obligations; (b) obligations (including certificates of deposit and bankers’ acceptances) of banks; (c) obligations issued or guaranteed by a governmental issuer, including governmental agencies or instrumentalities; (d) fixed income securities of non-governmental issuers; and (e) other cash equivalents or cash. Subject to the fund's restrictions regarding investment in non-U.S. securities, these securities may be denominated in any currency. Although these investments generally are rated investment grade or are determined by Pioneer to be of equivalent credit quality, the fund may also invest in these instruments if they are rated below investment grade in accordance with its investment objectives, policies and restrictions.

Illiquid securities
The fund may invest up to 15% of its net assets in illiquid and other securities that are not readily marketable. If due to subsequent fluctuations in value or any other reasons, the value of the fund's illiquid securities exceeds this percentage limitation, the fund will consider what actions, if any, are necessary to maintain adequate liquidity. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended (the “1933 Act”), are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the 1933 Act and are determined to be liquid by Pioneer. Pioneer determines the liquidity of Rule 144A and other restricted securities according to procedures adopted by the Board of Trustees. Under the direction of the Board of Trustees, Pioneer monitors the application of these guidelines and procedures. The inability of the fund to dispose of illiquid investments readily or at reasonable prices could impair the fund's ability to raise cash for redemptions or other purposes. If the fund sold restricted securities other than pursuant to an exception from registration under the 1933 Act such as Rule 144A, it may be deemed to be acting as an underwriter and subject to liability under the 1933 Act.
Repurchase agreements
The fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the fund's purchase price, with the difference being income to the fund. A repurchase agreement may be considered a loan by the fund collateralized by securities. Under the direction of the Board of Trustees, Pioneer reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the fund. The counterparty’s obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the fund's custodian in a segregated, safekeeping account for the benefit of the fund. Repurchase agreements afford the fund an opportunity to earn income on temporarily available cash. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the fund has not perfected a security interest in the security, the fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the fund would be at risk of losing some or all of the principal and interest involved in the transaction. There is no specific limit on the fund's ability to enter into repurchase agreements. The SEC frequently treats repurchase agreements as loans for purposes of the 1940 Act.
Reverse repurchase agreements
Reverse repurchase agreements involve the sale of securities to a bank or other institution with an agreement that the fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of “interest” which may be reflected in the repurchase price. Reverse repurchase agreements involve the risk that the market value of securities purchased by the fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the fund that it is obligated to repurchase. The fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. Reverse repurchase agreements may be considered to be a type of borrowing. The 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund's total assets from banks for any purpose and up to 5% of the fund's total assets from banks and other lenders for temporary purposes. The fund will segregate assets in an amount at least equal to the repurchase price of the securities.

Short sales against the box
The fund may sell securities “short against the box.” A short sale involves the fund borrowing securities from a broker and selling the borrowed securities. The fund has an obligation to return securities identical to the borrowed securities to the broker. In a short sale against the box, the fund at all times owns an equal amount of the security sold short or securities convertible into or exchangeable for, with or without payment of additional consideration, an equal amount of the security sold short. The fund intends to use short sales against the box to hedge. For example when the fund believes that the price of a current portfolio security may decline, the fund may use a short sale against the box to lock in a sale price for a security rather than selling the security immediately. In such a case, any future losses in the fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The fund may engage in short sales of securities only against the box.
If the fund effects a short sale against the box at a time when it has an unrealized gain on the security, it may be required to recognize that gain as if it had actually sold the security (a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale provided that certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the fund may make short sales against the box.
Dollar rolls
The fund may enter into mortgage “dollar rolls” in which the fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, the fund loses the right to receive principal and interest paid on the securities sold. However, the fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the fund. The fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to its forward purchase price.
For financial reporting and tax purposes, the fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.
Dollar rolls involve certain risks including the following: if the broker-dealer to whom the fund sells the security becomes insolvent, the fund’s right to purchase or repurchase the securities subject to the dollar roll may be restricted and the instrument which the fund is required to repurchase may be worth less than an instrument which the fund originally held. Successful use of dollar rolls will depend upon Pioneer’s ability to manage its interest rate and prepayment exposure. There is no assurance that dollar rolls can be successfully employed.
Asset segregation
The 1940 Act requires that the fund segregate assets in connection with certain types of transactions that may have the effect of leveraging the portfolio. If the fund enters into a transaction requiring segregation, such as a forward commitment or a reverse repurchase agreement, the custodian or Pioneer will segregate liquid assets in an amount required to comply with the 1940 Act. To the extent the fund sells or writes credit default swaps, the fund segregates liquid assets at least equal to the full notional value of such credit default swaps. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated. In some instances a fund may “cover” its obligation using other methods to the extent permitted under the 1940 Act, orders or releases issued by the SEC thereunder, or no-action letters or other guidance of the SEC staff.
Portfolio turnover
It is the policy of the fund not to engage in trading for short-term profits, although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs which must be borne by the fund and its shareholders. See “Annual Fee, Expense and Other Information” for the fund's annual portfolio turnover rate.
Lending of portfolio securities
The fund may lend portfolio securities to registered broker-dealers or other institutional investors deemed by Pioneer to be of good standing under agreements which require that the loans be secured continuously by collateral in the form of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit issued by banks approved by the fund. The value of the collateral is monitored on a daily basis and the borrower is required to maintain the collateral at an amount at least equal to the market value of the securities loaned. The fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and continues to have all of the other risks associated with owning the securities. Where the collateral received is cash, the cash will be invested and the fund will be entitled to a share of the income earned on the investment, but will also be subject to investment risk on the collateral and will bear the entire amount of any loss in connection with investment of such collateral. The fund may pay administrative and custodial fees in connection with loans of securities and, where the collateral received is cash, the fund may pay a portion of the income earned on the investment of collateral to the borrower, lending agent or other intermediary. Fees and expenses paid by the fund in connection with loans of securities are not reflected in the fee table or expense example in the fund’s prospectus. If the income earned on the investment of the cash collateral is insufficient to pay these amounts or if the value of the securities purchased with such cash collateral declines, the fund may take a loss on the loan. Where the fund receives securities as collateral, the fund will earn no income on the collateral, but will earn a fee from the borrower. The fund reserves the right to recall loaned securities so that it may exercise voting rights on loaned securities according to the fund’s Proxy Voting Policies and Procedures.
The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. In addition, as noted above, the fund continues to have market risk and other risks associated with owning the securities on loan. Where the collateral delivered by the borrower is cash, the fund will also have the risk of loss of principal and interest in connection with its investment of collateral. If a borrower defaults, the value of the collateral may decline before the fund can dispose of it. The fund will lend portfolio securities only to firms that have been approved in advance by Pioneer, which will monitor the creditworthiness of any such firms. However, this monitoring may not protect the fund from loss. At no time would the value of the securities loaned exceed 33 1⁄3% of the value of the fund's total assets.
Interfund lending
To satisfy redemption requests or to cover unanticipated cash shortfalls, a fund may enter into lending agreements (“Interfund Lending Agreements”) under which the fund would lend money and borrow money for temporary purposes directly to and from another Pioneer fund through a credit facility (“Interfund Loan”), subject to meeting the conditions of an SEC exemptive order granted to the funds permitting such interfund lending. All Interfund Loans will consist only of uninvested cash reserves that the fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

If a fund has outstanding borrowings, any Interfund Loans to the fund (a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days) and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the fund, the event of default will automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.
A fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the fund has a secured loan outstanding from any other lender, including but not limited to another Pioneer fund, the fund's interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a fund's total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the fund may borrow through the credit facility on a secured basis only. A fund may not borrow through the credit facility nor from any other source if its total outstanding borrowings immediately after the interfund borrowing would be more than 33 1⁄3% of its total assets.
No fund may lend to another fund through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending fund's net assets at the time of the loan. A fund's Interfund Loans to any one fund shall not exceed 5% of the lending fund's net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund.
The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another fund. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs.
When-issued and delayed delivery securities
The fund may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the fund prior to the actual delivery or payment by the other party to the transaction. The fund will not earn income on these securities until delivered. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. When the fund enters into when-issued or delayed delivery transactions it will segregate liquid assets with a value equal to the fund's obligations. See “Asset Segregation.”
Disclosure of portfolio holdings
The Board of Trustees has adopted policies and procedures relating to disclosure of the Pioneer funds’ portfolio securities. These policies and procedures are designed to provide a framework for disclosing information regarding portfolio holdings, portfolio composition or other portfolio characteristics consistent with applicable federal securities laws and regulations and general principles of fiduciary duty relating to fund shareholders. While Pioneer may manage other separate accounts and unregistered products that have substantially similar investment strategies to those of another Pioneer fund, and therefore portfolio holdings that may be substantially similar, and in some cases nearly identical, to such fund, these policies and procedures only relate to the disclosure of portfolio information of the Pioneer funds that are registered management companies. Separate account and unregistered product clients are not subject to these policies and procedures. Separate account and unregistered product clients of Pioneer have access to their portfolio holdings, and prospective clients have access to representative holdings.
Generally, Pioneer will make a fund’s full portfolio information available to the public on a monthly basis with an appropriate delay based upon the nature of the information disclosed. Pioneer normally will publish a fund’s full portfolio holdings thirty (30) days after the end of each month (this time period may be different for certain funds. Such information shall be made available on the funds’ website (us.pioneerinvestments.com) and may be sent to rating agencies, reporting/news services and financial intermediaries, upon request. In addition, Pioneer generally makes publicly available information regarding a fund’s top ten holdings (including the percentage of a fund’s assets represented by each security), the percentage breakdown of a fund’s investments by country, sector and industry, various volatility measures (such as beta, standard deviation, etc.), market capitalization ranges and other portfolio characteristics (such as alpha, average P/E ratio, etc.) three (3) business days after the end of each month.
Due to lags in reporting, the fund’s actual holdings may vary significantly from the most recent publicly disclosed portfolio composition. As described in the prospectus under “Additional Information about NextShares – How NextShares Compare to ETFs,” the fund does not disclose portfolio holdings daily. The Basket used in creations and redemptions of fund shares is not intended to be representative of current portfolio holdings and may vary significantly from the fund’s current holdings.
Pioneer may provide a fund’s full portfolio holdings or other information to certain entities prior to the date such information is made public, provided that certain conditions are met. The entities to which such disclosure may be made as of the date of this statement of additional information are rating agencies, plan sponsors, prospective separate account clients and other financial intermediaries (i.e., organizations evaluating a fund for purposes of investment by their clients, such as broker-dealers, investment advisers, banks, insurance companies, financial planning firms, plan sponsors, plan administrators, shareholder servicing organizations and pension consultants). The third party must agree to a limited use of that information which does not conflict with the interests of the fund’s shareholders, to use the information only for that authorized purpose, to keep such information confidential, and not to trade on such information. The Board of Trustees considered the disclosure of portfolio holdings information to these categories of entities to be consistent with the best interests of shareholders in light of the agreement to maintain the confidentiality of such information and only to use such information for the limited and approved purposes. Pioneer’s compliance department, the local head of investment management and the global chief investment officer may, but only acting jointly, grant exemptions to this policy. Exemptions may be granted only if these persons determine that providing such information is consistent with the interests of shareholders and the third party agrees to limit the use of such information only for the authorized purpose, to keep such information confidential, and not to trade on such information. Although the Board of Trustees will periodically be informed of exemptions granted, granting exemptions entails the risk that portfolio holdings information may be provided to entities that use the information in a manner inconsistent with their obligations and the best interests of a fund.
Currently, Pioneer, on behalf of the Pioneer funds, has ongoing arrangements whereby the following entities may receive a fund’s full portfolio holdings or other information prior to the date such information is made public: Metropolitan Life Insurance Company (within 30 days after month end for board materials and advance preparation of marketing materials, as needed to evaluate Pioneer funds); Roszel Advisors (within 30 days after month end for due diligence and review of certain Pioneer funds included in fund programs); Oppenheimer & Co. (within 30 days after month end for due diligence and review of certain Pioneer funds included in fund programs); UBS (within 15 days after month end for due diligence and review of certain Pioneer funds included in fund programs); Beacon Pointe Advisors (as needed for quarterly review of certain Pioneer funds); Commonwealth Financial Network (within 30 days after month end for risk analysis on funds on behalf of their clients); Hartford Retirement Services, LLC (as needed for risk analysis on funds on behalf of their clients); Transamerica Life Insurance Company (as needed for performance and risk analysis on funds on behalf of their clients); TIBCO Software Inc./Spotfire Division (as needed to evaluate and develop portfolio reporting software); Curcio Webb, LLC (as needed for evaluation and research purposes); Fidelity Investments (as needed to evaluate Pioneer funds); Egan Jones Ratings Company (as needed in order to evaluate and select Nationally Recognized Statistical Rating Organizations (NRSROs)); DBRS Limited (as needed in order to evaluate and select NRSROs); Wells Fargo Advisors (as needed for risk analysis on funds on behalf of their clients and product review); and Capital Market Consultants (as needed to complete quarterly due diligence research).
Compliance with the funds’ portfolio holdings disclosure policy is subject to periodic review by the Board of Trustees, including a review of any potential conflicts of interest in the disclosures made by Pioneer in accordance with the policy or the exceptions permitted under the policy. Any change to the policy to expand the categories of entities to which portfolio holdings may be disclosed or an increase in the purposes for which such disclosure may be made would be subject to approval by the Board of Trustees and, reflected, if material, in a supplement to the fund’s statement of additional information.
The funds’ full portfolio holdings disclosure policy is not intended to prevent the disclosure of any and all portfolio information to the funds’ service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as Pioneer, the funds’ custodian, fund accounting agent, principal underwriter, investment sub-adviser, if any, independent registered public accounting firm or counsel. In approving the policy, the Board of Trustees considered that the service providers are subject to duties of confidentiality and duties not to trade on non-public information arising under law or contract that provide an adequate safeguard for such information. None of Pioneer, the funds, or any other party receive any compensation or other consideration from any arrangement pertaining to the release of a fund’s full portfolio holdings information.
In addition, the funds make their portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by the federal securities laws. Form N-Q is filed with the SEC within sixty (60) days after the end of a fund’s first and third fiscal quarters. Form N-CSR is filed with the SEC within ten (10) days after the transmission to shareholders of a fund’s annual or semi-annual report, as applicable.
Investment restrictions
Fundamental investment policies
The fund has adopted certain fundamental investment policies which may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the fund. For this purpose, a majority of the outstanding shares of the fund means the vote of the lesser of:
(1)	67% or more of the shares represented at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy; or
(2)	more than 50% of the outstanding shares of the fund.
The fund’s fundamental policies are as follows:
(1)	The fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(2)	The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(3)	The fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(4)	The fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(5)	The fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(6)	The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(7)	Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the fund may not make any investment if, as a result, the fund's investments will be concentrated in any one industry.
With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes (the fund’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase a fund’s investment portfolio is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund’s net investment income in any given period. Currently, the fund does not contemplate borrowing for leverage, but if the fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit the fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Reverse repurchase agreements may be considered to be a type of borrowing. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. Such trading practices may include futures, options on futures, forward contracts and other derivative investments.
A fund may pledge its assets and guarantee the securities of another company without limitation, subject to the fund’s investment policies (including the fund’s fundamental policy regarding borrowing) and applicable laws and interpretations. Pledges of assets and guarantees of obligations of others are subject to many of the same risks associated with borrowings and, in addition, are subject to the credit risk of the obligor for the underlying obligations. To the extent that pledging or guaranteeing assets may be considered the issuance of senior securities, the issuance of senior securities is governed by the fund’s policies on senior securities. If the fund were to pledge its assets, the fund would take into account any then-applicable legal guidance, including any applicable SEC staff position, would be guided by the judgment of the fund’s Board and Pioneer regarding the terms of any credit facility or arrangement, including any collateral required, and would not pledge more collateral than, in their judgment, is necessary for the fund to obtain the credit sought. Shareholders should note that in 1973, the SEC staff took the position in a no-action letter that a mutual fund could not pledge 100% of its assets without a compelling business reason. In more recent no-action letters, including letters that address the same statutory provision of the 1940 Act (Section 17) addressed in the 1973 letter, the SEC staff has not mentioned any limitation on the amount of collateral that may be pledged to support credit obtained. This does not mean that the staff’s position on this issue has changed.
With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.
With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the fund’s manager or a subadviser believes the income justifies the attendant risks. The fund also will be permitted by this policy to make loans of money, including to other funds. The fund has obtained exemptive relief from the SEC to make short-term loans to other Pioneer funds through a credit facility in order to satisfy redemption requests or to cover unanticipated cash shortfalls; as discussed in this Statement of Additional Information under “Interfund Lending”. The conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending, however no lending activity is without risk. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs. The policy in (3) above will be interpreted not to prevent the fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.
With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased. Certain widely used investment practices that involve a commitment by a fund to deliver money or securities in the future are not considered by the SEC to be senior securities, provided that a fund segregates cash or liquid securities in an amount necessary to pay the obligation or the fund holds an offsetting commitment from another party. These investment practices include repurchase and reverse repurchase agreements, swaps, dollar rolls, options, futures and forward contracts. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.
With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent the fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.
With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.
With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund's total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. The policy also will be interpreted to give broad authority to the fund as to how to classify issuers within or among industries. When identifying industries for purposes of its concentration policy, the fund may rely upon available industry classifications. As of the date of the SAI, the fund relies primarily on the Bloomberg L.P. (“Bloomberg”) classifications, and, with respect to securities for which no industry classification under Bloomberg is available or for which the Bloomberg classification is determined not to be appropriate, the fund may use industry classifications published by another source, which, as of the date of the SAI, is MSCI Global Industry Classification Standard. As of the date of the SAI, the fund’s adviser may assign an industry classification for an exchange-traded fund in which the fund invests based on the constituents of the index on which the exchange-traded fund is based. The fund may change any source used for determining industry classifications without shareholder approval.
The fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC, SEC staff or other authority of competent jurisdiction as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.
Non-fundamental investment policy
The following policy is non-fundamental and may be changed by a vote of the Board of Trustees without approval of shareholders.
The fund may not invest in any investment company in reliance on Section 12(d)(1)(F) of the 1940 Act, which would allow the fund to invest in other investment companies, or in reliance on Section 12(d)(1)(G) of the 1940 Act, which would allow the fund to invest in other Pioneer funds, in each case without being subject to the limitations discussed above under “Other Investment Companies” so long as another investment company invests in the fund in reliance on Section 12(d)(1)(G). The fund has adopted this non-fundamental policy in order that the fund may be a permitted investment of the series of Pioneer Asset Allocation Trust, which invest all of their assets in other investment companies. If the series of Pioneer Asset Allocation Trust do not invest in the fund, then this non-fundamental restriction will not apply.
In addition, the fund’s investment objectives are non-fundamental and they and the fund’s non-fundamental investment policies may be changed by a vote of the Board of Trustees without approval of shareholders at any time.
Diversification
The fund is currently classified as a diversified fund under the 1940 Act. A diversified fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of the fund’s total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. Under the 1940 Act, the fund cannot change its classification from diversified to non-diversified without shareholder approval.
3. Trustees and officers
The fund’s Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 45 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation	Other Directorships Held by Trustee
Independent Trustees:
Thomas J. Perna (66) Chairman of the Board and Trustee	Trustee since 2017. Serves until a successor trustee is elected or earlier retirement or removal.	Private investor (2004 – 2008 and 2013 – present); Chairman (2008 – 2013) and Chief Executive Officer (2008 – 2012), Quadriserv, Inc. (technology products for securities lending industry); and Senior Executive Vice President, The Bank of New York (financial and securities services) (1986 – 2004)	Director, Broadridge Financial Solutions, Inc. (investor communications and securities processing provider for financial services industry) (2009 – present); Director, Quadriserv, Inc. (2005 – 2013); and Commissioner, New Jersey State Civil Service Commission (2011 – 2015)
David R. Bock (73) Trustee	Trustee since 2017. Serves until a successor trustee is elected or earlier retirement or removal.	Managing Partner, Federal City Capital Advisors (corporate advisory services company) (1997 – 2004 and 2008 – present); Interim Chief Executive Officer, Oxford Analytica, Inc. (privately held research and consulting company) (2010); Executive Vice President and Chief Financial Officer, I-trax, Inc. (publicly traded health care services company) (2004 – 2007); and Executive Vice President and Chief Financial Officer, Pedestal Inc. (internet-based mortgage trading company) (2000 – 2002); Private Consultant (1995 – 1997); Managing Director, Lehman Brothers (1992 – 1995); Executive, The World Bank (1979 – 1992)	Director of New York Mortgage Trust (publicly-traded mortgage REIT) (2004 – 2009, 2012 - present); Director of The Swiss Helvetia Fund, Inc. (closed-end fund) (2010 – present); Director of Oxford Analytica, Inc. (2008 – present); and Director of Enterprise Community Investment, Inc. (privately-held affordable housing finance company) (1985 – 2010);
Benjamin M. Friedman (72) Trustee	Trustee since 2017. Serves until a successor trustee is elected or earlier retirement or removal.	William Joseph Maier Professor of Political Economy, Harvard University (1972 – present)	Trustee, Mellon Institutional Funds Investment Trust and Mellon Institutional Funds Master Portfolio (oversaw 17 portfolios in fund complex) (1989 - 2008)
Margaret B.W. Graham (69) Trustee	Trustee since 2017. Serves until a successor trustee is elected or earlier retirement or removal.	Founding Director, Vice-President and Corporate Secretary, The Winthrop Group, Inc. (consulting firm) (1982 – present); Desautels Faculty of Management, McGill University (1999 – present); and Manager of Research Operations and Organizational Learning, Xerox PARC, Xerox's advance research center (1990-1994)	None

Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation	Other Directorships Held by Trustee
Lorraine H. Monchak (60) Trustee	Trustee since 2017. Serves until a successor trustee is elected or earlier retirement or removal.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union pension funds) (2001 – present); Vice President – International Investments Group, American International Group, Inc. (insurance company) (1993 – 2001); Vice President, Corporate Finance and Treasury Group, Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability Management Group, Federal Farm Funding Corporation (government-sponsored issuer of debt securities) (1988 – 1990); Mortgage Strategies Group, Shearson Lehman Hutton, Inc. (investment bank) (1987 – 1988); Mortgage Strategies Group, Drexel Burnham Lambert, Ltd. (investment bank) (1986 – 1987)	Trustee of Pioneer closed-end investment companies (5 portfolios) (Sept. 2015-present)
Marguerite A. Piret (68) Trustee	Trustee since 2017. Serves until a successor trustee is elected or earlier retirement or removal.	President and Chief Executive Officer, Newbury Piret Company (investment banking firm) (1981 – present)	Director of New America High Income Fund, Inc. (closed-end investment company) (2004 – present); and Member, Board of Governors, Investment Company Institute (2000 – 2006)
Fred J. Ricciardi (69) Trustee	Trustee since 2017. Serves until a successor trustee is elected or earlier retirement or removal.	Consultant (investment company services) (2012 – present); Executive Vice President, BNY Mellon (financial and investment company services) (1969 – 2012); Director, BNY International Financing Corp. (financial services) (2002 – 2012); Director, Mellon Overseas Investment Corp. (financial services) (2009 – 2012)	None

Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation	Other Directorships Held by Trustee
Interested Trustees:
Lisa M. Jones (55) President and Chief Executive Officer Trustee	Trustee since 2017. Serves until a successor trustee is elected or earlier retirement or removal.	Chair, Director, CEO and President of Pioneer Investment Management USA Inc. (“PIM-USA”) (since September 2014); Chair, Director, CEO and President of Pioneer Investment Management, Inc. (since September 2014); Chair, Director and CEO of Pioneer Funds Distributor, Inc. (since September 2014); Chair, Director, CEO and President of Pioneer Institutional Asset Management, Inc. (since September 2014); and Chair, Director, President and CEO of Pioneer Investment Management Shareholder Services, Inc. (since September 2014); Managing Director, Morgan Stanley Investment Management (2010 – 2013); Director of Institutional Business, CEO of International, Eaton Vance Management (2005 – 2010)	Trustee of Pioneer closed-end investment companies (5 portfolios) (Sept. 2015-present)
Kenneth J. Taubes (58)* Trustee	Trustee since 2017. Serves until a successor trustee is elected or earlier retirement or removal.	Director and Executive Vice President (since 2008) and Chief Investment Officer, U.S. (since 2010) of PIM-USA; Executive Vice President and Chief Investment Officer, U.S. of Pioneer (since 2008); Executive Vice President of Pioneer Institutional Asset Management, Inc. (since 2009); Portfolio Manager of Pioneer (since 1999)	None
Fund Officers:
Christopher J. Kelley (52) Secretary and Chief Legal Officer	Since 2017. Serves at the discretion of the Board	Vice President and Associate General Counsel of Pioneer since January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds since June 2010; Assistant Secretary of all of the Pioneer Funds from September 2003 to May 2010; Vice President and Senior Counsel of Pioneer from July 2002 to December 2007	None
Carol B. Hannigan (55) Assistant Secretary	Since 2017. Serves at the discretion of the Board	Fund Governance Director of Pioneer since December 2006 and Assistant Secretary of all the Pioneer Funds since June 2010; Manager – Fund Governance of Pioneer from December 2003 to November 2006; and Senior Paralegal of Pioneer from January 2000 to November 2003	None

Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation	Other Directorships Held by Trustee
Thomas Reyes (54) Assistant Secretary	Since 2017. Serves at the discretion of the Board	Senior Counsel of Pioneer since May 2013 and Assistant Secretary of all the Pioneer Funds since June 2010; Counsel of Pioneer from June 2007 to May 2013	None
Mark E. Bradley (57) Treasurer and Chief Financial and Accounting Officer	Since 2017. Serves at the discretion of the Board	Vice President – Fund Treasury of Pioneer; Treasurer of all of the Pioneer Funds since March 2008; Deputy Treasurer of Pioneer from March 2004 to February 2008; and Assistant Treasurer of all of the Pioneer Funds from March 2004 to February 2008	None
Luis I. Presutti (51) Assistant Treasurer	Since 2017. Serves at the discretion of the Board	Director – Fund Treasury of Pioneer; and Assistant Treasurer of all of the Pioneer Funds	None
Gary Sullivan (58) Assistant Treasurer	Since 2017. Serves at the discretion of the Board	Fund Accounting Manager – Fund Treasury of Pioneer; and Assistant Treasurer of all of the Pioneer Funds	None
David F. Johnson (37) Assistant Treasurer	Since 2017. Serves at the discretion of the Board	Fund Administration Manager – Fund Treasury of Pioneer since November 2008; Assistant Treasurer of all of the Pioneer Funds since January 2009; Client Service Manager – Institutional Investor Services at State Street Bank from March 2003 to March 2007	None
Jean M. Bradley (64) Chief Compliance Officer	Since 2017. Serves at the discretion of the Board	Chief Compliance Officer of Pioneer and of all the Pioneer Funds since March 2010; Chief Compliance Officer of Pioneer Institutional Asset Management, Inc. since January 2012; Chief Compliance Officer of Vanderbilt Capital Advisors, LLC since July 2012: Director of Adviser and Portfolio Compliance at Pioneer since October 2005; Senior Compliance Officer for Columbia Management Advisers, Inc. from October 2003 to October 2005	None
Kelly O’Donnell (45) Anti-Money Laundering Officer	Since 2017. Serves at the discretion of the Board	Vice President – Head of Investor Services Group of Pioneer and Anti-Money Laundering Officer of all the Pioneer Funds since 2006	None
*	Mr. Taubes and Ms. Jones are Interested Trustees because they are officers or directors of the fund’s investment adviser and certain of its affiliates.
Board committees
The Board of Trustees is responsible for overseeing the fund’s management and operations. The Chairman of the Board is an Independent Trustee. Independent Trustees constitute more than 75% of the Board. During the most recent fiscal year, the Board of Trustees held 6 meetings. Each Trustee attended at least 75% of such meetings.

The Trustees were selected to join the Board based upon the following as to each Board member: such person’s character and integrity; such person’s willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Independent Trustee, his or her status as not being an “interested person” as defined under the 1940 Act; and, as to Mr. Taubes, his association with Pioneer. Each of the Independent Trustees also was selected to join the Board based on the criteria and principles set forth in the Nominating Committee Charter. In evaluating a Trustee’s prospective service on the Board, the Trustee’s experience in, and ongoing contributions toward, overseeing the fund’s business as a Trustee also are considered. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Bock, accounting, financial, business and public company experience as a chief financial officer and an executive officer and experience as a board member of other organizations; Mr. Friedman, academic leadership, economic and finance experience and investment company board experience; Ms. Graham, academic leadership, experience in business, finance and management consulting; Mr. Perna, accounting, financial, and business experience as an executive officer and experience as a board member of other organizations; Ms. Piret, accounting, financial and entrepreneurial experience as an executive, valuation experience and investment company board experience; and Mr. Taubes, portfolio management experience and leadership roles with Pioneer. However, in its periodic assessment of the effectiveness of the Board, the Board considers the complementary skills and experience of individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the fund.
The Trust’s Amended and Restated Agreement and Declaration of Trust provides that the appointment, designation (including in any proxy or registration statement or other document) of a Trustee as an expert on any topic or in any area, or as having experience, attributes or skills in any area, or any other appointment, designation or identification, shall not impose on that person any standard of care or liability that is greater than that imposed on that person as a Trustee in the absence of the appointment, designation or identification, and no Trustee who has special attributes, skills, experience or expertise, or is appointed, designated, or identified as aforesaid, shall be held to a higher standard of care by virtue thereof.
The Board of Trustees has five standing committees: the Independent Trustees Committee, the Audit Committee, the Governance and Nominating Committee, the Policy Administration Committee and the Valuation Committee. Each committee is chaired by an Independent Trustee and all members of each committee are Independent Trustees.
The Chairs of the committees work with the Chairman of the Board and fund management in setting the agendas for Board meetings. The Chairs of the committees set the agendas for committee meetings with input from fund management. As noted below, through the committees, the Independent Trustees consider and address important matters involving the fund, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet without the presence of management and are advised by independent legal counsel. The Board has determined that delegation to the committees of specified oversight responsibilities helps ensure that the fund has effective and independent governance and oversight. Notwithstanding the fact that the Chairman of the Board is an Independent Trustee, the Board continues to believe that the committee structure enables the Board more effectively to provide governance and oversight of the fund’s affairs. Mr. Perna, Chairman of the Board, is a member of each committee except the Audit Committee and the Valuation Committee, of each of which he is a non-voting, ex-officio member.
Independent Trustees Committee
David R. Bock, Benjamin M. Friedman, Margaret B.W. Graham, Lorraine H. Monchak, Thomas J. Perna (Chair), Marguerite A. Piret and Fred J. Ricciardi.
The Independent Trustees Committee is comprised of all of the Independent Trustees. The Independent Trustees Committee serves as the forum for consideration of a number of issues required to be considered separately by the Independent Trustees under the 1940 Act, including the assessment and review of the fund’s advisory agreement and other related party contracts. The Independent Trustees Committee also considers issues that the Independent Trustees believe it is advisable for them to consider separately from the Interested Trustees.
Audit Committee
David R. Bock (Chair), Benjamin M. Friedman, Lorraine H. Monchak and Marguerite A. Piret.
The Audit Committee, among other things, oversees the accounting and financial reporting policies and practices of the fund, oversees the quality and integrity of the fund’s financial statements, approves, and recommends to the Independent Trustees for their ratification, the engagement of the fund’s independent registered public accounting firm, reviews and evaluates the accounting firm’s qualifications, independence and performance, and approves the compensation of the accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the fund by the fund’s accounting firm and all permissible non-audit services provided by the fund’s accounting firm to Pioneer and any affiliated service providers of the fund if the engagement relates directly to the fund’s operations and financial reporting.
Governance and Nominating Committee
Margaret B.W. Graham (Chair), Thomas J. Perna and Fred J. Ricciardi.
The Governance and Nominating Committee considers governance matters affecting the Board and the fund. Among other responsibilities, the Governance and Nominating Committee reviews the performance of the Independent Trustees as a whole, and reviews and recommends to the Independent Trustees Committee any appropriate changes concerning, among other things, the size and composition of the Board, the Board’s committee structure and the Independent Trustees’ compensation. The Governance and Nominating Committee also makes recommendations to the Independent Trustees Committee or the Board on matters delegated to it.
In addition, the Governance and Nominating Committee screens potential candidates for Independent Trustees. Among other responsibilities, the Governance and Nominating Committee reviews periodically the criteria for Independent Trustees and the spectrum of desirable experience and expertise for Independent Trustees as a whole, and reviews periodically the qualifications and requisite skills of persons currently serving as Independent Trustees and being considered for re-nomination. The Governance and Nominating Committee also reviews the qualifications of any person nominated to serve on the Board by a shareholder or recommended by any Trustee, management or another person and makes a recommendation as to the qualifications of such nominated or recommended person to the Independent Trustees and the Board, and reviews periodically the Committee’s procedure, if any, regarding candidates submitted by shareholders. The Governance and Nominating Committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Independent Trustees to possess (other than qualities or skills that may be required by applicable law or regulation). However, in evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance and Nominating Committee will consider the following general criteria and principles, among any others that it may deem relevant:
•	whether the person has a reputation for integrity, honesty and adherence to high ethical standards;
•	whether the person has demonstrated business acumen and ability to exercise sound judgment in matters that relate to the objectives of the fund and whether the person is willing and able to contribute positively to the decision-making process of the fund;
•	whether the person has a commitment and ability to devote the necessary time and energy to be an effective Independent Trustee, to understand the fund and the responsibilities of a trustee of an investment company;
•	whether the person has the ability to understand the sometimes conflicting interests of the various constituencies of the fund and to act in the interests of all shareholders;

•	whether the person has a conflict of interest that would impair his or her ability to represent the interests of all shareholders and to fulfill the responsibilities of a trustee; and
•	the value of diversity on the Board. The Governance and Nominating Committee Charter provides that nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law.
The Governance and Nominating Committee also will consider whether the nominee has the experience or skills that the Governance and Nominating Committee believes would maintain or enhance the effectiveness of the Independent Trustees’ oversight of the fund’s affairs, based on the then current composition and skills of the Independent Trustees and experience or skills that may be appropriate in light of changing business conditions and regulatory or other developments. The Governance and Nominating Committee does not necessarily place the same emphasis on each criterion.
The Governance and Nominating Committee does not have a formal policy for considering trustee nominees submitted by the fund’s shareholders. Nonetheless, the Nominating Committee may, on an informal basis, consider any shareholder recommendations of nominees that it receives.
Policy Administration Committee
Margaret B.W. Graham, Thomas J. Perna (Chair) and Fred J. Ricciardi.
The Policy Administration Committee, among other things, oversees and monitors the fund’s compliance with legal and regulatory requirements that are not directly related to financial reporting, internal financial controls, independent audits or the performance of the fund’s internal audit function. The Policy Administration Committee also oversees the adoption and implementation of certain of the fund’s policies and procedures.
Valuation Committee
David R. Bock, Benjamin M. Friedman, Lorraine H. Monchak and Marguerite A. Piret (Chair).
The Valuation Committee, among other things, determines with Pioneer the value of securities under certain circumstances and considers other matters with respect to the valuation of securities, in each case in accordance with the fund’s valuation procedures.
Oversight of risk management
Consistent with its responsibility for oversight of the fund in the interests of shareholders, the Board of Trustees oversees risk management of the fund’s investment management and business operations. In performing this oversight function, the Board considers various risks and risk management practices relating to the fund. The Board has delegated certain aspects of its risk oversight responsibilities to the committees.
The fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, enterprise risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. The goal of risk management is to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the fund.
Most of the fund’s investment management and business operations are carried out by or through Pioneer, its affiliates, and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.
Under the overall supervision of the Board or the applicable committee of the Board, the fund, or Pioneer and the affiliates of Pioneer or other service providers to the fund employ a variety of processes, procedures and controls in an effort to identify, address and mitigate risks. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the fund’s and Pioneer’s chief compliance officer and Pioneer’s chief risk officer and director of internal audit, as well as various personnel of Pioneer and of other service providers, make periodic reports to the applicable committee or to the Board with respect to various aspects of risk management. The reports received by the Trustees related to risks typically are summaries of relevant information. During the course of the most recent fiscal year, the Trustees increased the number of presentations from the directors of Internal Audit and Risk Management at Pioneer, as well as the Chief Operating Officer to whom they report, concerning the results and process of their responsibilities.
The Trustees recognize that not all risks that may affect the fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the fund’s goals, that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness, and that some risks are simply beyond the control of the fund or Pioneer and its affiliates or other service providers. As a result of the foregoing and other factors, the fund’s ability to manage risk is subject to substantial limitations.
In addition, it is important to note that the fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.
Compensation of officers and trustees
The Pioneer Funds, including the fund, compensate their Trustees. The Independent Trustees review and set their compensation annually, taking into consideration the committee and other responsibilities assigned to specific Trustees. The table under “Annual Fees, Expense and Other Information — Compensation of Officers and Trustees” sets forth the compensation paid to each of the Trustees. The compensation paid to the Trustees is then allocated among the funds as follows:
•	each fund with assets less than $250 million pays each Independent Trustee an annual fee of $1,000.
•	the remaining compensation of the Independent Trustees is allocated to each fund with assets greater than $250 million based on the fund’s net assets.
•	the Interested Trustees receive an annual fee of $500 from each fund, except in the case of funds with net assets of $50 million or less, which pay each Interested Trustee an annual fee of $200. Pioneer reimburses these funds for the fees paid to the Interested Trustees.
Except for the chief compliance officer, the fund does not pay any salary or other compensation to its officers. The fund pays a portion of the chief compliance officer's compensation for her services as the fund's chief compliance officer. Pioneer pays the remaining portion of the chief compliance officer's compensation.
See “Compensation of Officers and Trustees” in “Annual Fee, Expense and Other Information.”
Other information
The Agreement and Declaration of Trust provides that no Trustee, officer or employee of the fund shall be liable to the fund or any shareholder for any action, failure to act, error or mistake except in cases of bad faith, willful misfeasance, gross negligence or reckless disregard of duty. The Agreement and Declaration of Trust requires the fund to indemnify each Trustee, director, officer, employee and authorized agent to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee, or agent and against amounts paid or incurred by him in settlement thereof. The 1940 Act currently provides that no officer or director shall be protected from liability to the fund or shareholders for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office. The Agreement and Declaration of Trust extends to Trustees, officers and employees of the fund the full protection from liability that the law allows.

4. Investment adviser
The fund has entered into an amended and restated management agreement (hereinafter, the “management contract”) with Pioneer pursuant to which Pioneer acts as the fund’s investment adviser. Pioneer is an indirect, wholly owned subsidiary of UniCredit. Certain Trustees or officers of the fund are also directors and/or officers of certain of UniCredit’s subsidiaries (see management biographies above). Pioneer has entered into an agreement with its affiliate, Pioneer Investment Management Limited (“PIML”), pursuant to which PIML provides certain services to Pioneer.
As the fund’s investment adviser, Pioneer provides the fund with investment research, advice and supervision and furnishes an investment program for the fund consistent with the fund’s investment objective and policies, subject to the supervision of the fund’s Trustees. Pioneer determines what portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the fund’s securities transactions, and reports to the Trustees on the fund’s investments and performance.
The management contract will continue in effect from year to year provided such continuance is specifically approved at least annually (i) by the Trustees of the fund or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (ii) in either event, by a majority of the Independent Trustees of the fund, with such Independent Trustees casting votes in person at a meeting called for such purpose.
The management contract may be terminated without penalty by the Trustees of the fund or by vote of a majority of the outstanding voting securities of the fund on not more than 60 days’ nor less than 30 days’ written notice to Pioneer, or by Pioneer on not less than 90 days’ written notice to the fund, and will automatically terminate in the event of its assignment (as defined in the 1940 Act) by Pioneer. The management contract is not assignable by the fund except with the consent of Pioneer.
The Trustees’ approval of and the terms, continuance and termination of the management contract are governed by the 1940 Act. Pursuant to the management contract, Pioneer assumes no responsibility other than to render the services called for under the management contract, in good faith, and Pioneer will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities or other transactions for the fund. Pioneer, however, is not protected against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the management contract. The management contract requires Pioneer to furnish all necessary services, facilities and personnel in connection with the performance of its services under the management contract, and except as specifically stated therein, Pioneer is not responsible for any of the fund’s ordinary and extraordinary expenses.
Advisory fee
As compensation for its management services and expenses incurred, the fund pays Pioneer a fee at the annual rate of 0.40% of the fund’s average daily net assets. This fee is computed and accrued daily and paid monthly.
See the table in Annual Fee, Expense and Other Information for management fees paid to Pioneer during recently completed fiscal years.
Expense limitation
[ ]
Administration agreement
The fund has entered into an amended and restated administration agreement with Pioneer pursuant to which Pioneer acts as the fund’s administrator, performing certain accounting, administration and legal services for the fund. Pioneer is reimbursed for its cost of providing such services. The cost of providing these services is based on direct costs and costs of overhead, subject to review by the Board of Trustees. See “Annual Fee, Expense and Other Information” for fees the fund paid to Pioneer for administration and related services. In addition, Brown Brothers Harriman & Co. performs certain sub-administration services to the fund pursuant to an agreement with Pioneer and the fund.
Under the terms of the amended and restated administration agreement with the fund, Pioneer pays or reimburses the fund for expenses relating to its services for the fund, with the exception of the following, which are to be paid by the fund: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of Pioneer, or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors; (c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the fund; (d) issue and transfer taxes, chargeable to the fund in connection with securities transactions to which the fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the fund and/or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (g) all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the fund and the Trustees; (i) any distribution fees paid by the fund in accordance with Rule 12b-1 promulgated by the SEC pursuant to the 1940 Act; (j) compensation of those Trustees of the fund who are not affiliated with or interested persons of Pioneer, the fund (other than as Trustees), PIM-USA or the distributor; (k) the cost of preparing and printing share certificates; (l) interest on borrowed money, if any; (m) fees payable by the fund under management agreements and the administration agreement; and (n) extraordinary expenses. The fund shall also assume and pay any other expense that the fund, Pioneer or any other agent of the fund may incur not listed above that is approved by the Board of Trustees (including a majority of the Independent Trustees) as being an appropriate expense of the fund. The fund shall pay all fees and expenses to be paid by the fund under the sub-administration agreement with Brown Brothers Harriman & Co. In addition, the fund shall pay all brokers' and underwriting commissions chargeable to the fund in connection with securities transactions to which the fund is a party.
Potential conflicts of interest
The fund is managed by Pioneer, which also serves as investment adviser to other Pioneer mutual funds and other accounts (including separate accounts and unregistered products) with investment objectives identical or similar to those of the fund. Securities frequently meet the investment objectives of the fund, the other Pioneer mutual funds and such other accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each fund or account presently has in a particular industry and the availability of investment funds in each fund or account.
It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the Pioneer mutual funds or a private account managed by Pioneer seeks to acquire the same security at about the same time, the fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if Pioneer decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the fund. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other Pioneer mutual funds may have the same or similar investment objectives and policies as the fund, their portfolios do not generally consist of the same investments as the fund or each other, and their performance results are likely to differ from those of the fund.
Personal securities transactions
The fund, Pioneer, and the distributor have adopted codes of ethics under Rule 17j-1 under the 1940 Act which is applicable to their officers, trustees/directors and designated employees. The code permits such persons to engage in personal securities transactions for their own accounts, including securities that may be purchased or held by the fund, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. The codes are on public file with and available from the SEC.
5. Other service providers
Distributor. _______________________________ (the “Distributor”) is the fund’s distributor. The Distributor distributes Creation Units of the fund, but does not maintain a secondary market in shares of the fund. The Distributor’s principal address is _______________________________.
The Distributor has entered into an agreement with Pioneer Funds Distributors Inc. (“PFD”) to provide marketing and sales support to the Fund. PFD is not compensated by the Distributor for such services.
Transfer and Dividend Disbursing Agent. [Name] serves as the transfer and dividend disbursing agent for the Trust. As transfer and dividend disbursing agent, [Name] is responsible for, among other matters, receiving and processing orders for the purchase and redemptions of Creation Units. The principal business address for [Name] is [Insert Address].
6. Shareholder servicing/transfer agent
The fund has contracted with [ ], to act as shareholder servicing and transfer agent for the fund.
Under the terms of its contract with the fund, [ ] services shareholder accounts, and its duties include: (i) processing sales, redemptions and exchanges of shares of the fund; (ii) distributing dividends and capital gains associated with the fund’s portfolio; and (iii) maintaining account records and responding to shareholder inquiries.
7. Custodian and sub-administrator
Brown Brothers Harriman & Co. (“BBH”), 50 Post Office Square, Boston, Massachusetts 02110, is the custodian of the fund’s assets. The custodian’s responsibilities include safekeeping and controlling the fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the fund’s investments.
BBH also performs certain fund accounting and fund administration services for the Pioneer Fund complex, including the fund. For performing such services, BBH receives fees based on complex-wide assets.
8. Independent registered public accounting firm
[ ], the fund’s independent registered public accounting firm, provides audit services, tax return review services, and assistance and consultation with respect to filings with the SEC.

9. Portfolio management
Additional information about the portfolio managers
Other accounts managed by the portfolio managers
The table below indicates, for the portfolio managers of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of xxxxxxxx, 2017. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships, undertakings for collective investments in transferable securities (“UCITS”) and other non-U.S. investment funds and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager’s personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.
Name of Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed (000’s)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (000’s)
Kenneth Taubes	Other Registered Investment Companies	x	$x	N/A	N/A
	Other Pooled Investment Vehicles	x	$x	x	$x
	Other Accounts	x	$x	N/A	N/A
Charles Melchreit	Other Registered Investment Companies	x	$x	N/A	N/A
	Other Pooled Investment Vehicles	x	$x	x	$x
	Other Accounts	x	$x	N/A	N/A
Potential conflicts of interest
When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interest are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interest. See “Compensation of Portfolio Managers” below.
•	A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts’ investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.
•	A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.
•	A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation.
•	A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.
•	If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.
Compensation of portfolio managers
Pioneer has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the portfolio managers with those of shareholders of the accounts (including Pioneer funds) the portfolio managers manage, as well as with the financial performance of Pioneer. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and align the interests of the investment professional with those of shareholders, as well as with the financial performance of Pioneer. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:
•	Quantitative investment performance. The quantitative investment performance calculation is based on pre-tax investment performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund, is the Barclays Capital Aggregate Bond Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager’s competitive universe.
•	Qualitative performance. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.
•	Pioneer results and business line results. Pioneer’s financial performance, as well as the investment performance of its investment management group, affect a portfolio manager’s actual bonus by a leverage factor of plus or minus (+/–) a predetermined percentage.
The quantitative and qualitative performance components comprise 80% and 20%, respectively, of the overall bonus calculation (on a pre-adjustment basis). A portion of the annual bonus is deferred for a specified period and may be invested in one or more Pioneer funds.
Certain portfolio managers participate in other programs designed to reward and retain key contributors. Senior executives or other key employees are granted performance units based on the stock price performance of UniCredit and the financial performance of Pioneer Global Asset Management S.p.A., which are affiliates of Pioneer. Portfolio managers also may participate in a deferred compensation program, whereby deferred amounts are invested in one or more Pioneer funds.
Share ownership by portfolio managers
The following table indicates as of xxxxxxxx, 2017 the value, within the indicated range, of shares beneficially owned by the portfolio managers of the fund.
Name of Portfolio Manager	Beneficial Ownership of the Fund*
Kenneth Taubes	x
Charles Melchreit	x
*	Key to Dollar Ranges
A.	None
B.	$1 – $10,000
C.	$10,001 – $50,000
D.	$50,001 – $100,000
E.	$100,001 – $500,000
F.	$500,001 – $1,000,000
G.	Over $1,000,000

10. Portfolio transactions
All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by Pioneer pursuant to authority contained in the fund’s management contract. Securities purchased and sold on behalf of the fund normally will be traded in the over-the-counter market on a net basis (i.e. without commission) through dealers acting for their own account and not as brokers or otherwise through transactions directly with the issuer of the instrument. The cost of securities purchased from underwriters includes an underwriter’s commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer’s markup or markdown. Pioneer normally seeks to deal directly with the primary market makers unless, in its opinion, better prices are available elsewhere. Pioneer seeks to obtain overall best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Pioneer considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer’s execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the U.S.).
Pioneer may select broker-dealers that provide brokerage and/or research services to the fund and/or other investment companies or other accounts managed by Pioneer over which it or its affiliates exercise investment discretion. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, if Pioneer determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Pioneer maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of the fund and other investment companies or accounts managed by Pioneer are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Pioneer believes that no exact dollar value can be calculated for such services.
The research received from broker-dealers may be useful to Pioneer in rendering investment management services to the fund as well as other investment companies or other accounts managed by Pioneer, although not all such research may be useful to the fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Pioneer in carrying out its obligations to the fund. The receipt of such research enables Pioneer to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.
The fund may participate in third-party brokerage and/or expense offset arrangements to reduce the fund’s total operating expenses. Pursuant to third-party brokerage arrangements, the fund may incur lower expenses by directing brokerage to third-party broker-dealers which have agreed to use part of their commission to pay the fund’s fees to service providers unaffiliated with Pioneer or other expenses. Since the commissions paid to the third party brokers reflect a commission cost that the fund would generally expect to incur on its brokerage transactions but not necessarily the lowest possible commission, this arrangement is intended to reduce the fund’s operating expenses without increasing the cost of its brokerage commissions. Since use of such directed brokerage is subject to the requirement to achieve best execution in connection with the fund’s brokerage transactions, there can be no assurance that such arrangements will be utilized. Pursuant to expense offset arrangements, the fund may incur lower transfer agency expenses due to interest earned on cash held with the transfer agent. See “Financial highlights” in the prospectus.
See the table in “Annual Fee, Expense and Other Information” for aggregate brokerage and underwriting commissions paid by the fund in connection with its portfolio transactions during recently completed fiscal years. The Board of Trustees periodically reviews Pioneer’s performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund.
11. Description of shares
As an open-end management investment company, the fund continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareholder at the next determined net asset value per share. See “Buying and selling shares.” When issued and paid for in accordance with the terms of the prospectus and statement of additional information, shares of the fund are fully paid and non-assessable. Shares will remain on deposit with the fund’s transfer agent and certificates will not normally be issued.
The Trust
The Trust’s operations are governed by the Agreement and Declaration of Trust, dated as of June 23, 2015 (referred to in this section as the declaration). A copy of the Trust’s Certificate of Trust dated as of June 23, 2015, is on file with the office of the Secretary of State of Delaware.
Delaware law provides a statutory framework for the powers, duties, rights and obligations of the board (referred to in this section as the trustees) and shareholders of the Delaware statutory trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the declaration. Some of the more significant provisions of the declaration are described below.
Shareholder voting
The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Delaware law, actions by the trustees without seeking the consent of shareholders. The trustees may, without shareholder approval, where approval of shareholders is not otherwise required under the 1940 Act, merge or consolidate the Trust into other entities, reorganize the Trust or any series or class into another trust or entity or a series or class of another entity, sell the assets of the Trust or any series or class to another entity, or a series or class of another entity, or terminate the Trust or any series or class.
The fund is not required to hold an annual meeting of shareholders, but the fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration gives the board the flexibility to specify either per share voting or dollar-weighted voting. Under per share voting, each share of the fund is entitled to one vote. Under dollar-weighted voting, a shareholder’s voting power is determined, not by the number of shares the shareholder owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and removal of trustees
The declaration provides that the trustees may establish the number of trustees and that vacancies on the board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The declaration also provides that a mandatory retirement age may be set by action of two-thirds of the trustees and that trustees may be removed at any time or for any reason by a majority of the board or by a majority of the outstanding shareholders of the Trust.
Amendments to the declaration
The trustees are authorized to amend the declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been shareholders, trustees, officers or, employees of the trust or that limit the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.
Issuance and redemption of shares
The fund may issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. The fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the trustees, including, for example, if the shareholder fails to provide the fund with identification required by law, or if the fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.
Disclosure of shareholder holdings
The declaration specifically requires shareholders, upon demand, to disclose to the fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the fund may disclose such ownership if required by law or regulation.
Small accounts
The declaration provides that the fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the declaration permits the fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.
Series and classes
The declaration provides that the trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The trustees may change any of those features, terminate any series or class, combine series with other series in the trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.
Each share of the fund, as a series of the Trust, represents an interest in the fund only and not in the assets of any other series of the Trust.

Shareholder, trustee and officer liability
The declaration provides that shareholders are not personally liable for the obligations of the fund and requires a fund to indemnify a shareholder against liability arising solely from the shareholder’s ownership of shares in the fund. In addition, the fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The declaration also provides that no Trustee, officer or employee of the Trust owes any duty to any person (including without limitation any shareholder), other than the Trust or any series. The declaration further provides that no trustee, officer or employee of the fund shall be liable to the fund or any shareholder for any action, failure to act, error or mistake except in cases of bad faith, willful misfeasance, gross negligence or reckless disregard of duty. The declaration requires the fund to indemnify each trustee, director, officer, employee and authorized agent to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a trustee, director, officer, employee, or agent and against amounts paid or incurred by him in settlement thereof. The 1940 Act currently provides that no officer or director shall be protected from liability to the fund or shareholders for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office. The declaration extends to trustees, officers and employees of the fund the full protection from liability that the law allows.
The declaration provides that the appointment, designation or identification of a trustee as chairperson, a member of a committee, an expert, lead independent trustee, or any other special appointment, designation or identification shall not impose any heightened standard of care or liability on such trustee.
Derivative and direct actions
The declaration provides a detailed process for the bringing of derivative or direct actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the fund’s trustees. The declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the fund, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the fund. The declaration further provides that shareholders owning shares representing at least 10% of the voting power of the affected fund must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the fund in connection with the consideration of the demand, if a court determines that the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the shareholders bringing the action may be responsible for the fund’s costs, including attorneys’ fees, if a court determines that the action was brought without reasonable cause or for an improper purpose.
The declaration provides that no shareholder may bring a direct action claiming injury as a shareholder of the Trust, or any series or class thereof, where the matters alleged (if true) would give rise to a claim by the Trust or by the Trust on behalf of a series or class, unless the shareholder has suffered an injury distinct from that suffered by the shareholders of the Trust, or the series or class, generally. Under the declaration, a shareholder bringing a direct claim must be a shareholder of the series or class with respect to which the direct action is brought at the time of the injury complained of, or have acquired the shares afterwards by operation of law from a person who was a shareholder at that time.

The declaration further provides that the fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the fund is obligated to pay shall be calculated using reasonable hourly rates. The declaration also requires that actions by shareholders against the fund be brought only in federal court in Boston, Massachusetts, or if not permitted to be brought in federal court, then in state court in Boston, Massachusetts, and that shareholders have no right to jury trial for such actions.
The declaration also provides that shareholders have no rights, privileges, claims or remedies under any contract or agreement entered into by the Trust with any service provider or other agent or contract with the Trust, including, without limitation, any third party beneficiary rights, except as may be expressly provided in any service contract or agreement.
12. Buying and selling shares
Purchase and Redemption of Creation Units.
The Trust issues and redeems fund shares only in specified large aggregations of shares called “Creation Units.” A discussion of the purchase and redemption of Creation Units is contained in the Prospectus under “Fund Summary – Purchases and Sales of Fund Shares” and “Buying and Selling Shares.” The discussion below supplements, and should be read in conjunction with, such sections of the prospectus.
Authorized Participants. All orders to purchase or redeem Creation Units must be placed with the fund by or through an “Authorized Participant,” which is either: (a) a “participating party” (i.e., a Broker or other participant in the Continuous Net Settlement (“CNS”) System of the NSCC) or (b) a participant in the DTC system (“DTC Participant”), which in any case has executed an agreement with the Distributor (“Participant Agreement”). An investor does not have to be an Authorized Participant to transact in Creation Units, but must place an order through and make appropriate arrangements with an Authorized Participant.
Timing. Fund shares are not authorized for sale outside of the United States, its territories and possessions without the prior written consent of the fund. Creation Units are issued and redeemed each Business Day at the NAV per share next determined after an order in proper form is received by the fund or its agent. Validly submitted orders to purchase or redeem Creation Units on each Business Day will be accepted until the New York Stock Exchange (“NYSE”) market closes (the “Order Cut-Off Time”), generally 4:00 p.m. Eastern time, on the Business Day that the order is placed (the “Transmittal Date”). All orders must be received no later than the Order Cut-Off Time in order to receive the NAV determined on the Transmittal Date. Creation Units may be issued and redeemed through the delivery of cash, securities or other instruments specified by the fund, or a combination thereof.
The fund may require that Custom Orders (as defined below) be received no later than one hour prior to the Order Cut-Off Time. When the NASDAQ Stock Market LLC (“Listing Exchange”) or bond markets close earlier than normal, the fund may require orders for Creation Units to be placed earlier in the Business Day. Orders to purchase fund shares invested in fixed-income instruments may not be accepted on any day when the bond markets are closed.
Investors must accumulate enough fund shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the fund. There can be no assurance that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of fund shares to constitute a redeemable Creation Unit. All requests for redemption must be preceded or accompanied by the requisite number of fund shares, which delivery will generally be made through the DTC Process.

As noted under “Taxes,” a fund has the right to reject an order for Creation Units if the creator (or group of creators) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of a fund and if, pursuant to Section 351 of the Code, the fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. A fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.
Payment. To keep trading costs low and to enable the fund to be as fully invested as possible, the fund generally expects to issue and redeem Creation Units in kind through the delivery of securities and/or other portfolio instruments, rather than cash, to the extent practicable. Creations and redemptions may be effected partially or entirely in cash when in-kind delivery is not practicable or deemed not in the best interests of shareholders. Given the nature of the securities in which the fund invests, the fund expects to issue and/or redeem Creation Units substantially in cash.
Subject to certain exceptions described below, the Basket (“Basket” means the basket of securities, other instruments and/or cash that the fund specifies each Business Day and for which it issues and redeems Creation Units) instruments paid or received by the fund will be the same for all purchasers and redeemers of Creation Units on a given Business Day. Basket instruments may include cash, securities and/or other transferable investment assets. Each security included in the Basket will be a current holding of the fund. To the extent there is a difference between the NAV of a Creation Unit and the aggregate market value of the Basket instruments exchanged for the Creation Unit, the party conveying the lower value will pay to the other an amount in cash equal to that difference (the “Balancing Amount”).
To preserve the confidentiality of the fund’s trading activities, the investment adviser anticipates that the Basket will normally not be a pro rata slice of the fund’s portfolio positions. Rather, instruments being acquired will generally be excluded from the Basket until their purchase is completed and instruments being sold may not be removed from the Basket until the sale program is substantially completed. Further, when deemed by the investment adviser to be in the best interest of the fund and its shareholders, other portfolio positions may be excluded from the Basket. Whenever portfolio positions are excluded from the Basket, the Basket may include proportionately more cash than is in the portfolio, with such additional cash substituting for the excluded portfolio positions.
The fund may permit an Authorized Participant to deposit or receive, as applicable, cash in lieu of some or all of the Basket instruments, solely because: (a) such instruments are, in the case of the purchase of a Creation Unit, not available in sufficient quantity; (b) such instruments are not eligible for trading by the Authorized Participant or the investor on whose behalf the Authorized Participant is acting; or (c) a holder of fund shares investing in foreign instruments would be subject to unfavorable income tax treatment if the holder received redemption proceeds in kind. No other Basket substitutions will be permitted. A “Custom Order” is any purchase or redemption of Shares made in whole or in part on a cash basis as described in clause (a) or (b) of this paragraph. In addition, the fund may require purchases and redemptions on a given Business Day to be made entirely on a cash basis. In such an instance, the fund will announce, before the open of trading on such day, that all purchases, all redemptions or all purchases and redemptions on that day will be made entirely in cash. The fund may also determine, upon receiving a purchase or redemption order from an Authorized Participant, to require the purchase or redemption, as applicable, to be made entirely in cash.
Each Business Day, before the open of trading on the Listing Exchange, the investment adviser will cause the Basket, including the names and quantities of the securities, cash and other instruments in the Basket and the estimated Balancing Amount for that day to be disseminated through the National Securities Clearing Corporation (“NSCC”), a clearing agency registered with the SEC and affiliated with the Depository Trust Company (“DTC”). The Basket will also be posted to the fund’s website. The published

Basket will apply until a new Basket is announced, and there will be no intraday changes to the Basket except to correct errors in the published Basket. The investment adviser will also make available on a daily basis information about the previous day’s Balancing Amount.
Clearance and Settlement. Orders for purchases and redemptions of Creation Units will be processed either through an enhanced clearing process or through a manual clearing process. The NSCC/CNS system for effecting in-kind purchases and redemptions of ETFs (the “NSCC Process”) simplifies the transfer of a basket of securities between two parties by treating all of the securities that constitute the basket as a single unit.
There are limitations on investors’ ability to use the NSCC Process. First, it is available only to those DTC Participants that also are participants in the CNS System of the NSCC. Other DTC Participants must use a manual clearing process (the “DTC Process”), involving a line-by-line movement of each transferred position, which is available to all DTC Participants. Because the DTC Process involves the movement of individual positions, while the NSCC Process can act on instructions regarding the movement of one unitary basket that automatically processes the movement of multiple securities, DTC may charge the Fund more than NSCC to settle purchases and/or redemptions of Creation Units. Further, the NSCC Process is generally only available for transactions involving domestic equity securities and certain domestic income securities. Thus, it may only be used in connection with in-kind transactions for Fund Creation Units that include only eligible securities in their Basket.
Orders for purchases and redemptions of Creation Units that include foreign instruments in their Basket will not go through either the NSCC Process or the DTC Process. Rather, such transactions will go through the fund’s custodian and its sub-custodian network. Once such a creation order has been placed with the fund or its agent, the Transfer Agent will inform the investment adviser and the fund’s custodian. The custodian will then inform the appropriate sub-custodians. In connection with a creation, the Authorized Participant will deliver to the appropriate sub-custodians, on behalf of itself or the beneficial owner on whose behalf it is acting, the Basket instruments as determined according to the procedures described above. The sub-custodians will confirm to the custodian that the purchase consideration has been delivered, and the custodian will notify the investment adviser and Distributor of the delivery. After shares have been instructed to be delivered, the Distributor will furnish the purchaser with a confirmation and a prospectus (if necessary). For a redemption, the same process proceeds in reverse.
In-kind transactions in Creation Units involving fixed-income instruments that do not use the DTC Process will generally clear and settle as follows: Basket securities that are U.S. government or U.S. agency securities and any cash will settle via free delivery through the Federal Reserve System; Basket securities that are non-U.S. fixed-income securities will settle in accordance with the normal rules for settlement of such securities in the applicable non-U.S. market. Fund shares will settle through DTC. The custodian will monitor the movement of the underlying Basket instruments and will instruct the movement of shares only upon validation that such instruments have settled correctly. The settlement of fund shares will be aligned with the settlement of the underlying Basket and, except as discussed below with respect to Basket instruments traded in foreign markets, will generally occur no later than the third Business Day following the day on which an order is deemed received by the Distributor.
Orders for purchases and redemptions of Creation Units that include foreign instruments in their Basket may be on a basis other than the third Business Day following receipt in good order in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates or under certain other circumstances. The ability of the Trust to effect in-kind purchases and redemptions within three Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement periods. The securities delivery cycles currently practicable for transferring portfolio securities to redeeming shareholders, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for the funds, in certain circumstances. The holidays applicable to the fund that include foreign instruments in their basket during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices could affect the information set forth herein at some time in the future. Because the portfolio securities of the fund may trade on days that the fund’s Listing Exchange is closed or on days that are not Business Days for the fund, shareholders may not be able to redeem their shares of the fund, or to purchase and sell shares of the fund on the Listing Exchange, on days when the NAV of the fund could be significantly affected by events in the relevant non-U.S. markets.
Delivery. The Transfer Agent will transmit all purchase orders received from Authorized Participants to the fund. After the fund has accepted a purchase order and received delivery of the purchase consideration, NSCC or DTC, as applicable, will instruct the fund to initiate delivery of the appropriate number of shares to the book-entry account specified by the Authorized Participant. Delivery of Creation Units by the fund is expected to occur within the normal settlement cycle, currently no later than the third Business Day following the day on which an order is deemed to be received by the Transfer Agent. The Transfer Agent will issue or cause the issuance of confirmations of acceptance. The Distributor will be responsible for delivering a prospectus to Authorized Participants purchasing Creation Units. The Transfer Agent and Distributor will maintain records of both the orders placed with it and the confirmations of acceptance furnished by it.
Shares will not normally be issued to a purchasing Authorized Participant until after the transfer to the fund of good title to the Basket instruments required to be delivered in connection with the purchase. However, shares may be transferred in advance of receipt by the fund of all or a portion of the applicable Basket instrument(s) as described further below. In these circumstances, the Authorized Participant will be required to transfer the available Basket instruments plus cash in an amount equal to 115% of the market value of any undelivered Basket instrument(s) (the “Additional Cash Deposit”). Each Creation Unit order shall be deemed to be received on the Business Day on which the order is placed, provided that the order is placed in proper form prior to the Order Cut-Off Time on such date and cash in the appropriate amount is deposited with the Fund’s custodian by the time designated by the Fund’s custodian on settlement date. If the order is not placed in proper form by the Order Cut-Off Time or federal funds in the appropriate amount are not received by the time designated by the fund’s custodian on settlement date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the fund for losses, if any, resulting therefrom.
As noted above, an additional amount of cash shall be required to be deposited with the fund, pending delivery of the missing Basket instrument(s) in an amount equal to at least 115% of the daily marked to market value of the missing Basket instrument(s). In the event that additional cash is not paid, the fund may use the cash on deposit to purchase the missing Basket instrument(s). The Authorized Participant will be liable to the fund for the costs incurred by the fund in connection with any such purchases and the Authorized Participant shall be liable to the fund for any shortfall between the cost to the fund of purchasing any missing Basket instrument(s) and the value of the collateral. These costs will be deemed to include the amount by which the actual purchase price of the Basket instrument(s) exceeds the market value of such Basket instruments on the day the Creation Unit order was deemed received by the

Distributor plus the brokerage and related transaction costs associated with such purchases. The fund will return any unused portion of the Additional Cash Deposit once all of the missing Basket instrument(s) have been properly received by the Custodian or purchased by the fund and deposited into the fund’s account with the fund’s Custodian.
In connection with taking delivery of shares of securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the securities are customarily traded, to which account such securities will be delivered. Deliveries of redemption proceeds generally will be made within three Business Days of the trade date.
Redemptions of shares for fund securities will be subject to compliance with applicable federal and state securities laws and the fund reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific fund securities upon redemptions or could not do so without first registering fund securities under such laws. A redeeming investor that is subject to a legal restriction with respect to a particular security included in the fund’s Basket instruments may be paid an equivalent amount of cash. The Authorized Participant through which such a redeeming investor transacts may request that the redeeming investor complete an order form or enter into agreements with respect to such matters as compensating cash payment. Further, a redeeming investor that is not a “qualified institutional buyer” (“QIB”), as such term is defined under Rule 144A under the 1933 Act, will not be able to receive fund securities that are restricted securities eligible for resale under Rule 144A. A redeeming investor may be required by the Trust to provide a written confirmation with respect to QIB status in order to receive fund securities.
The right of redemption may be suspended or the date of payment postponed with respect to the fund (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of fund shares or determination of the NAV of the shares is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC.
Transaction Fees. Orders for Creation Units are subject to transaction fees. See “Buying and Selling Shares – Transaction Fees” in the Prospectus.
Order Rejection. The fund and/or the Transfer Agent may reject any order that is not in proper form. Further, the fund may reject a purchase order transmitted to it if, for example: (a) the purchaser or group of related purchasers, upon obtaining the Creation Units, would own 80% or more of outstanding fund shares; (b) the acceptance of the Basket would have certain adverse tax consequences, such as causing the fund to no longer meet the requirements of a regulated investment company under the Code; (c) the acceptance of the Basket would, in the opinion of the Trust, be unlawful, as in the case of a purchaser who is banned from trading in securities; (d) the acceptance of the Basket would otherwise, in the discretion of the Trust or the investment adviser, have an adverse effect on the fund or its shareholders; or (e) there exist circumstances outside the control of the fund that make it impossible to process purchases of Creation Units for all practical purposes. Examples of such circumstances include: acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the fund, the investment adviser, the transfer agent, the custodian, the Distributor, DTC, NSCC or any other participant in the purchase process; and similar extraordinary events.
Required Early Acceptance of Orders. Notwithstanding the foregoing, Authorized Participants may be notified that the Order Cut-Off Time may be earlier on a particular Business Day.

Exchange Listing and Trading. A discussion of exchange listing and trading matters associated with an investment in the fund is contained in the Prospectus under “Fund Summary – Purchases and Sales of Fund Shares” and “Buying and Selling Shares.” The discussion below supplements, and should be read in conjunction with, such sections of the prospectus.
The fund’s shares are listed for trading on the Listing Exchange, and trade thereon at prices that are directly linked to the fund’s next end-of-day NAV (“NAV-Based Trading”). Shares may also be bought and sold on other national securities exchanges and alternative trading systems that have obtained appropriate licenses, adopted applicable rules and developed systems to support trading in Fund shares. In NAV-Based Trading, all trades are executed at the next NAV, plus or minus a trading cost (i.e., a premium or discount to NAV) determined at the time of trade execution. For each trade, the final transaction price is determined once NAV is computed. Buyers will not know the value of their purchases and sales until the end of the trading day.
Although share prices will be quoted throughout the day relative to NAV, there is not a fixed relationship between trading prices and NAV. Instead, the premium or discount to NAV at which Share transactions are executed is locked in at the time of trade execution, and will depend on market factors, including the balance of supply and demand for shares among investors, transaction fees and other costs associated with creating and redeeming Creation Units of shares, competition among market makers, the Share inventory positions and inventory strategies of market makers, and the volume of share trading. Reflecting these and other market factors, prices for shares in the secondary market may be above, at or below NAV. The fund does not offer the opportunity to transact intraday at prices determined at time of trade execution.
There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of fund shares will continue to be met.
The Listing Exchange may, but is not required to, remove fund shares from listing if: (i) following the initial twelve-month period after commencement of trading of the fund, there are fewer than 50 beneficial holders of the shares for 30 or more consecutive trading days; (ii) the fund’s IIV or NAV is no longer calculated or its IIV, NAV or Basket composition is no longer available to all market participants at the same time; (iii) the fund has failed to submit any filings required by the SEC or if the Listing Exchange is aware that the fund is not in compliance with the conditions of any exemptive order or no-action relief granted by the SEC with respect to the fund; or (iv) such other event shall occur or condition exists that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. In addition, the Listing Exchange will remove the fund shares from listing and trading upon termination of the Trust or the fund.
Book Entry Only System. The following information supplements and should be read in conjunction with “Buying and Selling Shares” in the prospectus.
DTC acts as securities depositary for fund shares. Fund shares are represented by securities registered in the name of DTC or its nominee, CEDE & Co., and deposited with, or on behalf of, DTC. Certificates will not be issued for fund shares.
DTC, a limited-purpose trust company, was created to hold securities of DTC Participants and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.
Conveyance of all notices, statements and other communications to Beneficial Owners is affected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the fund shares held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Payment of fund distributions shall be made to DTC or its nominee, [Insert nominee name], as the registered holder of all fund shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in fund shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is the case for securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may determine to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Listing Exchange.
Additional payments to financial intermediaries
Pioneer or one or more of its affiliates (collectively, “Pioneer Affiliates”) may make additional payments to financial intermediaries in connection with the promotion and sale of shares of Pioneer funds. Pioneer Affiliates make these payments from their own resources, which include resources that derive from compensation for providing services to the Pioneer funds. These additional payments are described below. The categories described below are not mutually exclusive. The same financial intermediary may receive payments under more than one or all categories. Many financial intermediaries that sell shares of Pioneer funds receive one or more types of these payments. The financial intermediary typically initiates requests for additional compensation. Pioneer negotiates these arrangements individually with financial intermediaries and the amount of payments and the specific arrangements may differ significantly. A financial intermediary also may receive different levels of compensation with respect to sales or assets attributable to different types of clients of the same intermediary or different Pioneer funds. Where services are provided, the costs of providing the services and the overall array of services provided may vary from one financial intermediary to another. Pioneer Affiliates do not make an independent assessment of the cost of providing such services. While the financial intermediaries may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in servicing its clients, the financial intermediary may earn a profit on these payments, since the amount of the payment may exceed the financial intermediary’s costs. In this context, “financial intermediary” includes any broker, dealer, bank (including bank trust departments), insurance company, transfer agent, registered investment adviser, financial planner, retirement plan administrator and any other financial intermediary having a selling, administrative and shareholder servicing or similar agreement with a Pioneer Affiliate.
A financial intermediary’s receipt of additional compensation may create conflicts of interest between the financial intermediary and its clients. Each type of payment discussed below may provide your financial intermediary with an economic incentive to actively promote the Pioneer funds over other mutual funds or cooperate with the distributor’s promotional efforts. The receipt of additional compensation for Pioneer Affiliates may be an important consideration in a financial intermediary’s willingness to support the sale of the Pioneer funds through the financial intermediary’s distribution system. Pioneer Affiliates are motivated to make the payments described above since they promote the sale of Pioneer fund shares and the retention of those investments by clients of financial intermediaries. In certain cases these payments could be significant to the financial intermediary. The financial intermediary may charge additional fees or commissions other than those disclosed in the prospectus. Financial intermediaries may categorize and disclose these arrangements differently than Pioneer Affiliates do. To the extent financial intermediaries sell more shares of the funds or retain shares of the funds in their clients’ accounts, Pioneer Affiliates benefit from the incremental management and other fees paid to Pioneer Affiliates by the funds with respect to those assets.
Revenue sharing payments
Pioneer Affiliates make revenue sharing payments as incentives to certain financial intermediaries to promote and sell shares of Pioneer funds. The benefits Pioneer Affiliates receive when they make these payments include, among other things, entry into or increased visibility in the financial intermediary’s sales system, participation by the intermediary in the distributor’s marketing efforts (such as helping facilitate or providing financial assistance for conferences, seminars or other programs at which Pioneer personnel may make presentations on the funds to the intermediary’s sales force), placement on the financial intermediary’s preferred fund list, and access (in some cases, on a preferential basis over other competitors) to individual members of the financial intermediary’s sales force or management. Revenue sharing payments are sometimes referred to as “shelf space” payments because the payments compensate the financial intermediary for including Pioneer funds in its fund sales system (on its “shelf space”). Pioneer Affiliates also may pay financial intermediaries “finders’” or “referral” fees for directing investors to the Pioneer funds. Pioneer Affiliates compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary.
The revenue sharing payments Pioneer Affiliates make may be calculated on sales of shares of Pioneer funds (“Sales-Based Payments”); although there is no policy limiting the amount of Sales-Based Payments any one financial intermediary may receive, the total amount of such payments normally does not exceed 0.25% per annum of those assets. Such payments also may be calculated on the average daily net assets of the applicable Pioneer funds attributable to that particular financial intermediary (“Asset-Based Payments”); although there is no policy limiting the amount of Asset-Based Payments any one financial intermediary may receive, the total amount of such payments normally does not exceed 0.16% per annum of those assets. Sales-Based Payments primarily create incentives to make new sales of shares of Pioneer funds and Asset-Based Payments primarily create incentives to retain previously sold shares of Pioneer funds in investor accounts. Pioneer Affiliates may pay a financial intermediary either or both Sales-Based Payments and Asset-Based Payments.

Administrative and processing support payments
Pioneer Affiliates also may make payments to certain financial intermediaries that sell Pioneer fund shares for certain administrative services, including record keeping and sub-accounting shareholder accounts, to the extent that the funds do not pay for these costs directly. Pioneer Affiliates also may make payments to certain financial intermediaries that sell Pioneer fund shares in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that Pioneer Affiliates may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial intermediary’s mutual fund trading system.
Other payments
From time to time, Pioneer Affiliates, at their expense, may provide additional compensation to financial intermediaries which sell or arrange for the sale of shares of the Pioneer funds. Such compensation provided by Pioneer Affiliates may include financial assistance to financial intermediaries that enable Pioneer Affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. Pioneer Affiliates make payments for entertainment events they deem appropriate, subject to Pioneer Affiliates’ guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.
As of xxxxxxxxx, 20xx, Pioneer anticipates that the following broker-dealers or their affiliates will receive additional payments as described in the fund’s prospectus and statement of additional information:
Please contact your financial intermediary for details about any payments it receives from Pioneer Affiliates or the funds, as well as about fees and/or commissions it charges.
13. Pricing of shares
Net asset value. The net asset value per share of the fund is determined as of the scheduled close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) on each day on which the Exchange is open for trading. As of the date of this statement of additional information, the Exchange is open for trading every weekday except for the days the following holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of the fund is also determined on any other day on which the level of trading in its portfolio securities is sufficiently high that the current net asset value per share might be materially affected by changes in the value of its portfolio securities. The fund is not required to determine its net asset value per share on any day on which no purchase orders in good order for fund shares are received and no shares are tendered and accepted for redemption.
Ordinarily, investments in debt securities are valued on the basis of information furnished by a pricing service which utilizes primarily a matrix system (which reflects such factors as security prices, yields, maturities and ratings), supplemented by dealer and exchange quotations. Other securities are valued at the last sale price on the principal exchange or market where they are traded. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the current bid and asked prices.

Securities quoted in foreign currencies are converted to U.S. dollars utilizing foreign exchange rates employed by the fund’s independent pricing services. Generally, trading in non U.S. securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. The values of such securities used in computing the net asset value of the fund’s shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the Exchange and will therefore not be reflected in the computation of the fund’s net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any international securities owned by the fund could change on a day you cannot buy or sell shares of the fund.
When prices determined using the foregoing methods are not available or are considered by Pioneer to be unreliable, the fund uses fair value methods to value its securities in accordance with procedures approved by the fund's trustees. The fund also may use fair value pricing methods to value its securities, including a non-U.S. security, when Pioneer determines that prices determined using the foregoing methods no longer accurately reflect the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. Valuing securities using fair value methods may cause the net asset value of the fund’s shares to differ from the net asset value that would be calculated using closing market prices. In connection with making fair value determinations of the value of fixed income securities, the fund may use a pricing matrix. The prices used for these securities may differ from the amounts received by the fund upon sale of the securities, and these differences may be substantial.
The net asset value per share of the fund is computed by taking the value of all of the fund’s assets, less the fund’s liabilities, and dividing the result by the number of outstanding shares. For purposes of determining net asset value, expenses of the fund are accrued daily and taken into account.
Intraday indicative values. The Trust will arrange for the continuous calculation by an independent third party and publication throughout the regular trading session of the Listing Exchange (generally 9:30 a.m. to 4:00 p.m. Eastern time) each business day of the intraday indicative value (“IIV”) of the fund’s shares. IIVs are calculated based on the current market trading prices of the fund’s underlying holdings and disseminated at periodic intervals of not more than 15 minutes. The purpose of IIVs is to help investors to estimate that day’s closing net asset value so they can determine the number of shares to buy or sell if they want to trade an approximate dollar amount. Because IIVs will generally differ from the end-of-day net asset value of the fund, they cannot be used to calculate with precision the dollar value of a prescribed number of shares to be bought or sold. Investors should understand that fund transaction prices are based on closing net asset values, and that net asset values may vary significantly from IIVs during periods of market volatility.
14. Tax status
The fund is treated as a separate entity for U.S. federal income tax purposes. The fund intends to elect to be treated, and intends to qualify each year, as a “regulated investment company” under Subchapter M of the Code, so that it will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, the fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the “90% income test”) and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the fund’s total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the fund’s total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.
For purposes of the 90% income test, the character of income earned by certain entities in which the fund invests that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships other than certain publicly traded partnerships or trusts that have not elected to be classified as corporations under the “check-the-box” regulations) will generally pass through to the fund. Consequently, in order to qualify as a regulated investment company, the fund may be required to limit its equity investments in such entities that earn fee income, rental income or other nonqualifying income.
If the fund qualifies as a regulated investment company and properly distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest income, if any, over certain disallowed deductions, the fund generally will not be subject to U.S. federal income tax on any income of the fund, including “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the fund meets such distribution requirements, but chooses to retain some portion of its taxable income or gains, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. The fund intends to distribute at least annually all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), net tax-exempt interest income, and net capital gain.
If, for any taxable year, the fund does not qualify as a regulated investment company or does not satisfy the 90% distribution requirement, it will be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by the fund to tax at the corporate level and to a further tax at the shareholder level when such income is distributed. Under certain circumstances, the fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so, the fund may incur significant fund-level taxes and may be forced to dispose of certain assets.
Under the Code, the fund will be subject to a nondeductible 4% U.S. federal excise tax on a portion of its undistributed ordinary income and capital gain net income if it fails to meet certain distribution requirements with respect to each calendar year and year ending October 31, respectively. The fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

The fund declares a dividend from any net investment income (other than capital gains) each business day. The fund generally pays dividends from any net investment income (other than capital gains) on the last business day of the month or shortly thereafter. The fund distributes any net short- and long-term capital gains in November. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the fund to avoid U.S. federal income or excise tax.
For U.S. federal income tax purposes, all dividends generally are taxable whether a shareholder takes them in cash or a financial intermediary reinvests them in additional shares of the fund. In general, assuming that the fund has sufficient earnings and profits, dividends from net investment income and net short-term capital gains are taxable either as ordinary income or, if certain conditions are met, as “qualified dividend income,” taxable to individual and certain other noncorporate shareholders at U.S. federal income tax rates of up to 20%.
The fund invests primarily in debt securities. However, a portion of the dividend distributions to individuals and certain other noncorporate shareholders may qualify for U.S. federal income tax rates of up to 20% on dividends to the extent that such dividends are attributable to qualified dividend income received by the fund. Qualified dividend income generally means dividend income received from the fund’s investments, if any, in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the fund and the shareholders. The fund is permitted to acquire debt securities that are convertible to equity under certain circumstances, and it is therefore possible that a portion of the fund’s distributions may be eligible for treatment as qualified dividend income.
A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Passive foreign investment companies are not qualified foreign corporations for this purpose. Dividends received by the fund from REITs generally are not expected to qualify for treatment as qualified dividend income.
A dividend that is attributable to qualified dividend income of the fund that is paid by the fund to a shareholder will not be taxable as qualified dividend income to such shareholder (1) if the dividend is received with respect to any share of the fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The “ex-dividend” date is the date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter.
Distributions by the fund in excess of the fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below.
Certain dividends received by the fund from U.S. corporations (generally, dividends received by the fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the fund may be eligible for the 70% dividends-received deduction generally available to corporations under the Code. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible. Capital gain dividends distributed to the fund from other regulated investment companies are not eligible for the dividends-received deduction. The fund is permitted to acquire stock of U.S. domestic corporations, and it is therefore possible that a portion of the fund’s distributions may qualify for this deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their fund shares, and, if they borrow to acquire or otherwise incur debt attributable to fund shares, they may be denied a portion of the dividends-received deduction with respect to those shares. The entire dividend, including the otherwise deductible amount, will be included in determining the excess, if any, of a corporation’s adjusted current earnings over its alternative minimum taxable income, which may increase a corporation’s alternative minimum tax liability. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required.
Distributions from net capital gains, if any, that are reported as capital gain dividends by the fund are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the fund. Capital gain dividends distributed by the fund to individual and certain other noncorporate shareholders will be taxed as long-term capital gains, which are generally taxable to noncorporate taxpayers at U.S. federal income tax rates of up to 20%. A shareholder should also be aware that the benefits of the favorable tax rates applicable to long-term capital gains and qualified dividend income may be affected by the application of the alternative minimum tax to individual shareholders.
The U.S. federal income tax status of all distributions will be reported to shareholders annually.
A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder’s net investment income.
Although dividends generally will be treated as distributed when paid, any dividend declared by the fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared. In addition, certain distributions made after the close of a taxable year of the fund may be “spilled back” and treated for certain purposes as paid by the fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a regulated investment company’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the regulated investment company when they are actually paid.
For U.S. federal income tax purposes, the fund is permitted to carry forward indefinitely a net capital loss from any taxable year to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the fund and may not be distributed as capital gains to shareholders. Generally, the fund may not carry forward any losses other than net capital losses. Under certain circumstances, the fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.
At the time of an investor’s purchase of fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the fund’s portfolio or to undistributed capital gains of the fund. Consequently, subsequent distributions by the fund with respect to these shares from such appreciation or gains may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares and the distributions economically represent a return of a portion of the investment.
In general, if fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss recognized by a shareholder upon the sale of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such shares (including any amounts credited to the shareholder as undistributed capital gains).
The cost basis of shares acquired by purchase will generally be based on the amount paid for the shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of shares generally determines the amount of the capital gain or loss realized on the sale or exchange of shares. Contact the broker through whom you purchased your shares to obtain information with respect to the available cost basis reporting methods and elections for your account.
Losses on sales of shares may be disallowed under “wash sale” rules in the event of other investments in the fund within a period of 61 days beginning 30 days before and ending 30 days after a sale of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments.
Under Treasury regulations, if a shareholder recognizes a loss with respect to fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.
Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on fund dividends or distributions, or on sales of fund shares unless the fund shares are “debt-financed property” within the meaning of the Code. However, in the case of fund shares held through a non-qualified deferred compensation plan, fund dividends and distributions received by the plan and gains from sales of fund shares by the plan generally are taxable to the employer sponsoring such plan in accordance with the U.S. federal income tax laws that are generally applicable to shareholders receiving such dividends or distributions from regulated investment companies such as the fund.

A plan participant whose retirement plan invests in the fund, whether such plan is qualified or not, generally is not taxed on fund dividends or distributions received by the plan or on gains from sales of fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income, and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.
Foreign exchange gains and losses realized by the fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Under Treasury regulations that may be promulgated in the future, any gains from such transactions that are not directly related to the fund’s principal business of investing in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the fund to satisfy the 90% income test.
If the fund acquires any equity interest (under Treasury regulations that may be promulgated in the future, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations (i) that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or (ii) where at least 50% of the corporation’s assets (computed based on average fair market value) either produce or are held for the production of passive income (“passive foreign investment companies”), the fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the fund is timely distributed to its shareholders. The fund would not be able to pass through to its shareholders any credit or deduction for such a tax. A “qualified electing fund” election or a “mark to market” election may be available that would ameliorate these adverse tax consequences, but such elections could require the fund to recognize taxable income or gain (subject to the distribution requirements applicable to regulated investment companies, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a tax on the fund, the fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund. Gains from the sale of stock of passive foreign investment companies may also be treated as ordinary income. In order for the fund to make a qualified electing fund election with respect to a passive foreign investment company, the passive foreign investment company would have to agree to provide certain tax information to the fund on an annual basis, which it might not agree to do. The fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.
If the fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the fund elects to include market discount in income currently), the fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the fund must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to qualify to be treated as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the fund may have to dispose of its portfolio securities, potentially under disadvantageous circumstances, to generate cash, or may have to borrow the cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to the fund.

The fund may invest in or hold debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or are in default present special tax issues for the fund. Federal income tax rules are not entirely clear about issues such as when the fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether certain exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the fund, in the event it invests in or holds such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.
Options written or purchased and futures contracts entered into by the fund on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts, may cause the fund to recognize gains or losses from marking-to-market even though such options may not have lapsed or been closed out or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the fund as long-term or short-term. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988 of the Code, as described above, and accordingly may produce ordinary income or loss. Additionally, the fund may be required to recognize gain if an option, futures contract, forward contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a “constructive sale” of an “appreciated financial position” held by the fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Such a disposition of securities may potentially result in additional taxable gain or loss to the fund. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which the fund’s risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of the fund’s income and gains or losses and hence of its distributions to shareholders.
The fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries. Any such taxes would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The fund does not expect to satisfy the requirements for passing through to its shareholders any share of foreign taxes paid by the fund, with the result that shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own tax returns.
The fund is required to withhold (as “backup withholding”) a portion of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions or repurchases of fund shares, paid to shareholders who have not complied with certain IRS regulations. The backup withholding rate is 28%. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must generally certify that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., generally, U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax and hold their shares as capital assets. Except as otherwise provided, this description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, other regulated investment companies, or tax-exempt or tax-deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including a non-resident alien U.S. withholding tax at the rate of 30% or any lower applicable treaty rate on amounts treated as ordinary dividends from the fund (other than certain dividends reported by the fund as (i) interest-related dividends, to the extent such dividends are derived from the fund’s “qualified net interest income,” or (ii) short-term capital gain dividends, to the extent such dividends are derived from the fund’s “qualified short-term gain”) or, in certain circumstances, unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, to backup withholding on certain other payments from the fund. “Qualified net interest income” is the fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the fund for the taxable year over its net long-term capital loss, if any. Backup withholding will not be applied to payments that have been subject to the 30% (or lower applicable treaty rate) withholding tax on shareholders who are neither citizens nor residents of the United States.
Unless certain non-U.S. entities that hold fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to fund distributions payable to such entities and, after December 31, 2018 to redemptions and certain capital gain dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.
Shareholders should consult their own tax advisers on these matters and on state, local, foreign and other applicable tax laws.
If, as anticipated, the fund qualifies as a regulated investment company under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes or any Delaware corporation income tax.
A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent the fund’s distributions are derived from interest on (or, in the case of intangible property taxes, to the extent the value of its assets is attributable to) certain U.S. government obligations, provided, in some states, that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the fund may in its sole discretion provide relevant information to shareholders.
Taxes on Purchases and Redemptions of Creation Units. A purchaser of Creation Units of shares on an in-kind basis will generally recognize a gain or loss on the purchase transaction equal to the difference between the market value of the Creation Units at that time and the purchaser’s aggregate tax basis in the securities or other instruments exchanged plus (or minus) the cash amount paid (or received). Persons redeeming Creation Units in-kind will generally recognize a gain or loss equal to the difference between the redeeming shareholder’s tax basis in the Creation Units redeemed and the aggregate market value of the securities or other instruments received plus (or minus) the cash amount received (or paid). The IRS may assert that a loss realized upon an exchange of securities or other instruments for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities or other instruments should consult their own tax advisors with respect to whether wash sale rules apply and whether a loss is deductible.
Any capital gain or loss realized upon the purchase of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will be treated as short-term capital gains or losses.
The fund has the right to reject an order for Creation Units if the creator (or a group of creators) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the fund and if, pursuant to Section 351 of the Code, the fund would have a basis in the deposited securities different from the market value of such securities on the date of deposit. The fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.
15. Financial statements and report of independent registered public accounting firm
Not applicable.
16. Annual fee, expense and other information
Portfolio turnover
The fund’s annual portfolio turnover rate for the fiscal period ended xxxxxxxxx
N/A (1)
Share ownership
The fund had not commenced operations as of the date of this statement of additional information and has no shareholders.
Trustee ownership of shares of the fund and other Pioneer funds
The following table indicates the value of shares that each Trustee beneficially owned in the fund and Pioneer Funds in the aggregate as of December 31, 2016. Beneficial ownership is determined in accordance with SEC rules. The share value of any closed-end fund is based on its closing market price on December 31, 2016. The share value of any open-end Pioneer Fund is based on the net asset value of the class of shares on December 31, 2016. The dollar ranges in this table are in accordance with SEC requirements.
Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Pioneer Family of Funds
[To be added by amendment.]
Compensation of officers and trustees
The following table sets forth certain information with respect to the compensation of each Trustee of the fund.

Name of Trustee††	Aggregate Compensation from Fund**	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from the Fund and Other Pioneer Funds**
[To be added by amendment.]
Management Fees the Fund Paid or Owed Pioneer
Not applicable. (1)
Fees the Fund Paid to Pioneer under the Administration Agreement
Not applicable. (1)
Brokerage and Underwriting Commissions (Portfolio Transactions)
Not applicable. (1)
Securities of regular broker-dealers
Not applicable. (1)
CDSCs
Not applicable. (1)
Capital Loss Carryforwards
Not applicable. (1)
(1)	The fund had not commenced operations as of the date of this statement of additional information. As of the date of this statement of additional information, the fund had not yet completed a fiscal year.

17. Appendix A — Description of short-term debt, corporate bond and preferred stock ratings1
Description of Moody’s Investors Service, Inc.’s (“Moody’s”) short-term ratings:
Moody’s short-term ratings are forward-looking opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.
Description of Moody’s long-term corporate ratings:
Moody’s long-term obligation ratings are forward-looking opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Long-Term Rating Scale and reflect both on the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default.
Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk, and as such may possess certain speculative characteristics.
Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B: Obligations rated B are considered speculative and are subject to high credit risk.
Caa: Obligations rated Caa are judged to be speculative and of poor standing and are subject to very high credit risk.

[1]	The ratings indicated herein are believed to be the most recent ratings available at the date of this statement of additional information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the fund’s fiscal year-end.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers “1”, “2”, and “3” to each generic rating classification from “Aa” through “Caa”. The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, finance companies and securities firms.
Standard & Poor’s ratings group’s long-term issue credit ratings:
Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:
•	Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
•	Nature of and provisions of the obligation;
•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
AAA: An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA: An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A: An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB: An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB, B, CCC, CC, and C: Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB: An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B: An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC: An obligation rated “CC” is currently highly vulnerable to nonpayment.
C: A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
D: An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
Plus (+) or minus (–): The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.
NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.
Standard & Poor’s short-term issue credit ratings:
Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity date of no more than 365 days — including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.
A-1: A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2: A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3: A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated “B” is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2”, and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B-1: A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
B-2: A short-term obligation rated “B-2” is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
B-3: A short-term obligation rated “B-3” is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
C: A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D: A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
Local currency and foreign currency risks
Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

18. Appendix B — Proxy voting policies and procedures
Policy
Each of Pioneer Investment Management, Inc. and Pioneer Institutional Asset Management, Inc. (collectively, “Pioneer”) is a fiduciary that owes each of its clients the duties of care and loyalty with respect to all services undertaken on the client’s behalf, including voting proxies for securities held by the client. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place the client’s interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of the client. It is Pioneer’s policy to vote proxies presented to Pioneer in a timely manner in accordance with these principles.
Pioneer’s sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company’s strategy and voting “for” management’s proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.
Pioneer’s clients may request copies of their proxy voting records and of Pioneer’s proxy voting policies and procedures by either sending a written request to Pioneer’s Proxy Coordinator, or clients may review Pioneer’s proxy voting policies and procedures online at pioneerinvestments.com. Pioneer may describe to clients its proxy voting policies and procedures by delivering a copy of Pioneer’s Form ADV (Part II), by separate notice to the client or by other means.
Applicability
This Proxy Voting policy and the procedures set forth below are designed to complement Pioneer’s investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. This policy sets forth Pioneer’s position on a number of issues for which proxies may be solicited, but it does not include all potential voting scenarios or proxy events. Furthermore, because of the special issues associated with proxy solicitations by closed-end Funds, Pioneer will vote shares of closed-end Funds on a case-by-case basis.
Purpose
The purposes of this policy is to ensure that proxies for United States (“US”) and non-US companies that are received in a timely manner will be voted in accordance with the principles stated above. Unless the Proxy Voting Oversight Group (as described below) specifically determines otherwise, all shares in a company held by Pioneer-managed accounts for which Pioneer has proxy-voting authority will be voted alike, unless a client has given specific voting instructions on an issue.
Pioneer does not delegate the authority to vote proxies relating to securities held by its clients to any of its affiliates, which include other subsidiaries of UniCredit S.p.A. (“UniCredit”).
Any questions about this policy should be directed to Pioneer’s Director of Investment Operations (the “Proxy Coordinator”).

Procedures
Proxy voting service
Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by Pioneer and set forth herein. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.
Proxy coordinator
The Proxy Coordinator coordinates the voting, procedures and reporting of proxies on behalf of Pioneer’s clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Portfolio Management Group or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Chief Legal Officer or his or her designee whether Pioneer’s voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).
Referral items
The proxy voting service will refer proxy questions to the Proxy Coordinator or his or her designee that are described by Pioneer’s proxy voting guidelines as to be voted on a case-by-case basis, that are not covered by Pioneer’s guidelines or where Pioneer’s guidelines may be unclear with respect to the matter to be voted on. Under such circumstances, the Proxy Coordinator will seek a written voting recommendation from the Head of Portfolio Management U.S. or his or her designated equity portfolio-management representative. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided.
Securities lending
In accordance with industry standards, proxies are not available to be voted when the shares are out on loan through either Pioneer’s lending program or a client’s managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer’s instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares. Certain clients participate in securities lending programs. Although such programs allow for the recall of securities for any reason, Pioneer may determine not to vote securities on loan and it may not always be possible for securities on loan to be recalled in time to be voted.

Share-blocking
“Share-blocking” is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).
Pioneer will vote in those countries with “share-blocking.” In the event a manager would like to sell a security with “share-blocking”, the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time frame and practices) and/or communicate with executing brokerage firm. A list of countries with “share-blocking” is available from the Investment Operations Department upon request.
Proxy voting oversight group
The members of the Proxy Voting Oversight Group include Pioneer’s Head of Portfolio Management U.S. or his or her designated equity portfolio management representative, the Director of Investment Operations, and the Chief Compliance Officer of the Adviser and Funds. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Director of Investment Operations will chair the Proxy Voting Oversight Group.
The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer’s proxy voting policies and procedures. The group meets at least annually to evaluate and review this policy and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.
Amendments
Pioneer may not amend this policy without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A. (“PGAM”).
Filing form N-PX
The Proxy Coordinator and the Regulatory Compliance Manager are responsible for ensuring that Form N-PX documents receive the proper review by a member of the Proxy Voting Oversight Group prior to a Fund officer signing the forms.
The Investment Operations department will provide the Compliance department with a copy of each Form N-PX filing prepared by the proxy voting service.
Compliance files N-PX.
The Compliance department will ensure that a corresponding Form N-PX exists for each Pioneer registered investment company.
Following this review, each Form N-PX is formatted for public dissemination via the EDGAR system.
Prior to submission, each Form N-PX is to be presented to the Fund officer for a final review and signature.
Copies of the Form N-PX filings and their submission receipts are maintained according to Pioneer record keeping policies.
Proxy voting guidelines
Administrative
While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.
We will generally support these and similar management proposals:

•	Corporate name change.
•	A change of corporate headquarters.
•	Stock exchange listing.
•	Establishment of time and place of annual meeting.
•	Adjournment or postponement of annual meeting.
•	Acceptance/approval of financial statements.
•	Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.
•	Approval of minutes and other formalities.
•	Authorization of the transferring of reserves and allocation of income.
•	Amendments to authorized signatories.
•	Approval of accounting method changes or change in fiscal year-end.
•	Acceptance of labor agreements.
•	Appointment of internal auditors.
Pioneer will vote on a case-by-case basis on other routine administrative items; however, Pioneer will oppose any routine proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items that may be inconsistent, in its view, with Pioneer’s goal of supporting the value of its clients’ portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.
Auditors
We normally vote for proposals to:
•	Ratify the auditors. We will consider a vote against if we are concerned about the auditors’ independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes for audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.
•	Restore shareholder rights to ratify the auditors.
We will normally oppose proposals that require companies to:
•	Seek bids from other auditors.
•	Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.
•	Indemnify auditors.
•	Prohibit auditors from engaging in non-audit services for the company.
Board of directors
On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.
General board issues
Pioneer will vote for:
•	Audit, compensation and nominating committees composed of independent directors exclusively.
•	Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

•	Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.
•	Election of an honorary director.
We will vote against:
•	Minimum stock ownership by directors.
•	Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.
•	Requirements for union or special interest representation on the board.
•	Requirements to provide two candidates for each board seat.
We will vote on a case-by case basis on these issues:
•	Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.
Elections of directors
In uncontested elections of directors we will vote against:
•	Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.
•	Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.
We will also vote against:
•	Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.
•	Directors who appear to lack independence or are associated with very poor corporate performance.
We will vote on a case-by-case basis on these issues:
•	Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a “dead-hand poison pill” is a shareholder rights plan that may be altered only by incumbent or “dead” directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).
•	Contested election of directors.
•	Election of a greater number of independent directors (in order to move closer to a majority of independent directors in cases of poor performance.
•	Mandatory retirement policies.
•	Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.
We will vote for:
•	Precatory and binding resolutions requesting that the board changes the company’s bylaws to stipulate that directors need to be elected with affirmative majority of votes cast, provided that the resolutions allow for plurality voting in cases of contested elections.

Takeover-related measures
Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.
Pioneer will vote for:
•	Cumulative voting.
•	Increasing the ability for shareholders to call special meetings.
•	Increasing the ability for shareholders to act by written consent.
•	Restrictions on the ability to make greenmail payments.
•	Submitting rights plans to shareholder vote.
•	Rescinding shareholder rights plans (“poison pills”).
•	Opting out of the following state takeover statutes:
−	Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.
−	Control share cash-out provisions, which require large holders to acquire shares from other holders
−	Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control
−	Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.
−	Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.
−	Fair price provisions.
−	Authorization of shareholder rights plans.
−	Labor protection provisions.
−	Mandatory classified boards.
We will vote on a case-by-case basis on the following issues:
•	Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.
•	Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.
•	Proposals that allow shareholders to nominate directors.
We will vote against:
•	Classified boards, except in the case of closed-end funds, where we shall vote on a case-by-case basis.
•	Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on case-by-case basis proposals that authorize the board to make interim appointments.
•	Classes of shares with unequal voting rights.
•	Supermajority vote requirements.
•	Severance packages (“golden” and “tin” parachutes). We will support proposals to put these packages to shareholder vote.
•	Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

•	Extension of advance notice requirements for shareholder proposals.
•	Granting board authority normally retained by shareholders (e.g., amend charter, set board size).
•	Shareholder rights plans (“poison pills”). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.
Capital structure
Managements need considerable flexibility in determining the company’s financial structure, and Pioneer normally supports managements’ proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.
Pioneer will vote for:
•	Changes in par value.
•	Reverse splits, if accompanied by a reduction in number of shares.
•	Shares repurchase programs, if all shareholders may participate on equal terms.
•	Bond issuance.
•	Increases in “ordinary” preferred stock.
•	Proposals to have blank check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.
•	Cancellation of company treasury shares.
We will vote on a case-by-case basis on the following issues:
•	Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.
•	Increase in authorized common stock. We will make a determination considering, among other factors:
−	Number of shares currently available for issuance;
−	Size of requested increase (we would normally approve increases of up to 100% of current authorization);
−	Proposed use of the proceeds from the issuance of additional shares, and
−	Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).
•	Blank check preferred. We will normally oppose issuance of a new class of blank check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.
•	Proposals to submit private placements to shareholder vote.
•	Other financing plans.
We will vote against preemptive rights that we believe limit a company’s financing flexibility.
Compensation
Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company’s compensation programs, we will place limits on the potential dilution these plans may impose.
Pioneer will vote for:
•	401(k) benefit plans.

•	Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.
•	Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:
−	Amendments to performance plans to conform with OBRA;
−	Caps on annual grants or amendments of administrative features;
−	Adding performance goals, and
−	Cash or cash and stock bonus plans.
•	Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.
•	Require that option repricing be submitted to shareholders.
•	Require the expensing of stock-option awards.
•	Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).
•	Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.
We will vote on a case-by-case basis on the following issues:
•	Shareholder proposals seeking additional disclosure of executive and director pay information.
•	Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:
−	The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.
Dilution = (A + B + C) / (A + B + C + D), where
A = Shares reserved for plan/amendment,
B = Shares available under continuing plans,
C = Shares granted but unexercised and
D = Shares outstanding.
−	The plan must not:
−	Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval
−	Be a self-replenishing “evergreen” plan, or a plan that grants discount options and tax offset payments
−	We are generally in favor of proposals that increase participation beyond executives.
−	We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.
−	We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.
−	We generally support proposals asking companies to adopt stock holding periods for their executives.
•	All other employee stock purchase plans.

•	All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.
•	All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.
We will vote against:
•	Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.
•	Elimination of stock option plans.
We will vote on a case-by-case basis on these issues:
•	Limits on executive and director pay.
•	Stock in lieu of cash compensation for directors.
Corporate governance
Pioneer will vote for:
•	Confidential voting.
•	Equal access provisions, which allow shareholders to contribute their opinions to proxy materials.
•	Proposals requiring directors to disclose their ownership of shares in the company.
We will vote on a case-by-case basis on the following issues:
•	Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.
•	Bundled proposals. We will evaluate the overall impact of the proposal.
•	Adopting or amending the charter, bylaws or articles of association.
•	Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.
We will vote against:
•	Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management’s discretion.
•	Limitations on stock ownership or voting rights.
•	Reduction in share ownership disclosure guidelines.

Mergers and restructurings
Pioneer will vote on the following and similar issues on a case-by-case basis:
•	Mergers and acquisitions.
•	Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.
•	Debt restructurings.
•	Conversion of securities.
•	Issuance of shares to facilitate a merger.
•	Private placements, warrants, convertible debentures.
•	Proposals requiring management to inform shareholders of merger opportunities.
We will normally vote against shareholder proposals requiring that the company be put up for sale.
Mutual funds
Many of our portfolios may invest in shares of closed-end funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy-voting issues.
Pioneer will vote for:
•	Establishment of new classes or series of shares.
•	Establishment of a master-feeder structure.
Pioneer will vote on a case-by-case on:
•	Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.
•	Approval of new or amended advisory contracts.
•	Changes from closed-end to open-end format.
•	Election of a greater number of independent directors (in order to move closer to a majority of independent directors) in cases of poor performance.
•	Authorization for, or increase in, preferred shares.
•	Disposition of assets, termination, liquidation, or mergers.
•	Classified boards of closed-end funds, but will typically support such proposals.
Social issues
Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. “Social Issues” may generally be described as shareholder proposals for a company to:
•	Conduct studies regarding certain issues of public concern and interest;
•	Study the feasibility of the company taking certain actions with regard to such issues; or
•	Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.
We believe these issues are important and should receive management attention.
Pioneer will vote against proposals calling for substantial changes in the company’s business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

Avoiding conflicts of interest
Pioneer recognizes that in certain circumstances a conflict of interest may arise when Pioneer votes a proxy.
A conflict of interest occurs when Pioneer’s interests interfere, or appear to interfere with the interests of Pioneer’s clients.
A conflict may be actual or perceived and may exist, for example, when the matter to be voted on concerns:
•	An affiliate of Pioneer, such as another company belonging to the UniCredit S.p.A. banking group (a “UniCredit Affiliate”);
•	An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);
•	An issuer of a security for which UniCredit has informed Pioneer that a UniCredit Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or
•	A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship.
Any member of the Proxy Voting Oversight Group and any other associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Chief Compliance Officer of Pioneer and the Funds. If any associate is lobbied or pressured with respect to any voting decision, whether within or outside of Pioneer, he or she should contact a member of the Proxy Voting Oversight Group or Pioneer’s Chief Compliance Officer.
The Proxy Voting Oversight Group will review each item referred to Pioneer by the proxy voting service to determine whether an actual or potential conflict of interest exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Controller’s and Compliance Department’s internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. The Proxy Voting Oversight Group may cause any of the following actions to be taken when a conflict of interest is present:
•	Vote the proxy in accordance with the vote indicated under “Voting Guidelines,” If a vote is indicated;
•	Direct the independent proxy voting service to vote the proxy in accordance with its independent assessment; or
•	As determined by the Proxy Voting Oversight Group in its discretion consistent with its fiduciary duty.
If the Proxy Voting Oversight Group perceives a material conflict of interest, the group may also choose to disclose the conflict to the affected clients and solicit their consent to proceed with the vote, or may take such other action in good faith (in consultation with counsel) that would protect the interest of clients.
For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report prepared by the Proxy Coordinator.
The Proxy Voting Oversight Group will review periodically the independence of the proxy voting service. This may include a review of the service’s conflict management procedures and other documentation, and an evaluation as to whether the service continues to have the competency and capacity to vote proxies.
Decision not to vote proxies
Although it is Pioneer’s general policy to vote all proxies in accordance with the principles set forth in this policy, there may be situations in which the Proxy Voting Oversight Group does not vote a proxy referred to it. For example, because of the potential conflict of interest inherent in voting shares of a UniCredit affiliate, Pioneer will abstain from voting the shares unless otherwise directed by a client. In such a case, the Proxy Coordinator will inform PGAM Global Compliance and the PGAM Independent Directors before exercising voting rights.
There exist other situations in which the Proxy Voting Oversight Group may refrain from voting a proxy. For example, if the cost of voting a foreign security outweighs the benefit of voting, the Group may not vote the proxy. The Group may not be given enough time to process a vote, perhaps because it receives a meeting notice too late or it cannot obtain a translation of the agenda in the time available. If Pioneer has outstanding “sell” orders, the proxies for shares subject to the order may not be voted to facilitate the sale. Although Pioneer may hold shares on a company’s record date, if the shares are sold prior to the meeting date, the Group may decide not to vote those shares.
Supervision
Escalation
It is each associate’s responsibility to contact his or her business unit head, the Proxy Coordinator, a member of the Proxy Voting Oversight Group or Pioneer’s Chief Compliance Officer if he or she becomes aware of any possible noncompliance with this policy.
Training
Pioneer will conduct periodic training regarding proxy voting and this policy. It is the responsibility of the business line policy owner and the applicable Compliance Department to coordinate and conduct such training.
Related policies and procedures
Pioneer Investment Management, Inc.'s Books and Records Policy and the Books and Records of the Pioneer Funds’ Policy.
Record keeping
The Proxy Coordinator shall ensure that Pioneer’s proxy voting service:
•	Retains a copy of each proxy statement received (unless the proxy statement is available from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);
•	Retains a record of the vote cast;
•	Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and
•	Is able to promptly provide Pioneer with a copy of the voting record upon its request.
The Proxy Coordinator shall ensure that for those votes that may require additional documentation
(i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:
•	A record memorializing the basis for each referral vote cast;
•	A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy;
•	A copy of any recommendation of the proxy voting service; and
•	A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.
Pioneer shall maintain the above records in the client’s file in accordance with applicable regulations.
Related regulations
Form N-1A, ICA Rule 30b1-4, Rule 31a1-3, Rule 38a-1 & IAA 206(4)-6, 204-2

Adopted by the Pioneer Funds’ Board of Trustees
October 5, 2004
Effective date:
October 5, 2004
Revision date:
September 2009
xxxxx-00-xx17

Pioneer Equity Income Nextshares
(Pioneer NextShares Series Trust I)

60 State Street
Boston, Massachusetts 02109
Listing Exchange:
The NASDAQ Stock Market LLC
(TICKER)
Statement of Additional Information
xxxxxxxxxxxx, 2017
This statement of additional information is not a prospectus. It should be read in conjunction with the fund’s Class A, Class C, Class K, Class R and Class Y share prospectus dated xxxxxxxxxxxx, 2017, as supplemented or revised from time to time. A copy of the prospectus can be obtained free of charge by calling the fund at 1-800-225-6292 or by written request to the fund at 60 State Street, Boston, Massachusetts 02109. You can also obtain a copy of the prospectus from our website at: us.pioneerinvestments.com.

17.	Appendix A — Description of short-term debt, corporate bond and preferred stock ratings	68
18.	Appendix B — Proxy voting policies and procedures	72

1. Fund history
The fund is a diversified open-end management investment company. The fund is a series of Pioneer NextShares Series Trust I (the “Trust”). The Trust was organized as a Delaware statutory trust on June 23, 2015. Pioneer Investment Management, Inc. (“Pioneer”) is the fund's investment adviser.
2. Investment policies, risks and restrictions
The prospectus presents the investment objective and the principal investment strategies and risks of the fund. This section supplements the disclosure in the fund’s prospectus and provides additional information on the fund’s investment policies or restrictions. Restrictions or policies stated as a maximum percentage of the fund’s assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing and illiquid securities). Accordingly, any later increase or decrease in a percentage resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the fund’s restrictions and policies.
Equity securities and related investments
Investments in equity securities
Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the fund. Also, the prices of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the fund.
Warrants and stock purchase rights
The fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer.
The fund may also invest in stock purchase rights. Stock purchase rights are instruments, frequently distributed to an issuer’s shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common stock at the time of distribution. The rights do not carry with them the right to dividends or to vote and may or may not be transferable. Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer’s current shareholders.
As a result, an investment in warrants or stock purchase rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or a stock purchase right does not necessarily change with the value of the underlying securities, and warrants and stock purchase rights expire worthless if they are not exercised on or prior to their expiration date.
Preferred shares
The fund may invest in preferred shares. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer’s common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the fund's fixed income securities.
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Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stocks from one another are the dividend rights, which may be cumulative or noncumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.
The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer's creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights.
Investments in initial public offerings
Companies involved in initial public offering (IPOs) generally have limited operating histories, and prospects for future profitability are uncertain. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time. Further, stocks of newly-public companies may decline shortly after the IPO. There is no assurance that the fund will have access to IPOs. The purchase of IPO shares may involve high transaction costs. Because of the price volatility of IPO shares, the fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the portfolio and may lead to increased expenses to the fund, such as commissions and transaction costs. The market for IPO shares can be speculative and/or inactive for extended periods of time. There may be only a limited number of shares available for trading. The limited number of shares available for trading in some IPOs may also make it more difficult for the fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices.
Non-U.S. investments
Equity securities of non-U.S. issuers
The fund may invest in equity securities of non-U.S. issuers, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and other similar instruments.
Debt obligations of non-U.S. governments
The fund may invest in all types of debt obligations of non-U.S. governments. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the fund may have limited recourse in the event of a default. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. During periods of economic uncertainty (such as the financial crisis that began in 2008), the values of sovereign debt and of securities of issuers that purchase sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest, declared moratoria on the payment of principal and interest on their sovereign debt, or restructured their debt to effectively eliminate portions of it, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.
A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on disbursements or assistance from non-U.S. governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. Assistance may be dependent on a country’s implementation of austerity measures and reforms, which measures may limit or be perceived to limit economic growth and recovery. The failure of a sovereign debtor to implement economic reforms,
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achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.
Eurodollar instruments and Samurai and Yankee bonds. The fund may invest in Eurodollar instruments and Samurai and Yankee bonds. Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the United States, primarily in Europe. Samurai bonds are yen-denominated bonds sold in Japan by non-Japanese issuers. Yankee bonds are U.S. dollar denominated bonds typically issued in the U.S. by non-U.S. governments and their agencies and non-U.S. banks and corporations. The fund may also invest in Eurodollar Certificates of Deposit (“ECDs”), Eurodollar Time Deposits (“ETDs”) and Yankee Certificates of Deposit (“Yankee CDs”). ECDs are U.S. dollar-denominated certificates of deposit issued by non-U.S. branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a non-U.S. branch of a U.S. bank or in a non-U.S. bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a non-U.S. bank and held in the U.S. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.
Risks of non-U.S. investments. Investing in securities of non-U.S. issuers involves considerations and risks not typically associated with investing in the securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and economies. The risks of investing in securities of non-U.S. issuers generally, or in issuers with significant exposure to non-U.S. markets, may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which the portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain countries, particularly emerging markets, may undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.
Non-U.S. securities markets and regulations. There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for the fund to accurately price its portfolio securities or to dispose of such securities at the times determined by Pioneer to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which the fund's operations require cash, such as in order to meet redemptions and to pay its expenses.
Economic, political and social factors. Certain countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than in the U.S. and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial conflict. Such economic, political and social
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instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. In addition, it may be difficult for the fund to pursue claims against a foreign issuer in the courts of a foreign country. Investing in emerging market countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, the fund could lose its entire investment in that country.
Investments that have exposure to Russian or Ukrainian issuers or markets may be significantly affected by recent events in those regions and economic sanctions against Russia and other responses to these events by the United States and other nations.
Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit the fund's investment in those markets and may increase the expenses of the fund. In addition, the repatriation of both investment income and capital from certain markets is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the fund's operation.
Economies in individual countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.
Unanticipated political or social developments may affect the values of the fund's investments and the availability to the fund of additional investments in such countries. In the past, the economies, securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurance that these economic and market disruptions might not occur again.
Economies in emerging market countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely and significantly by economic conditions in the countries with which they trade.
A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and beyond Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, voters in the United Kingdom have approved withdrawal from the European Union. Other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. The Ukraine has experienced ongoing military conflict; this conflict may expand and military conflicts could potentially occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets. Whether or not the fund invests in securities of
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issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the fund’s investments due to the interconnected nature of the global economy and capital markets.
Currency risks. The value of the securities quoted or denominated in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The fund 's investment performance may be negatively affected by a devaluation of a currency in which the fund's investments are quoted or denominated. Further, the fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.
Custodian services and related investment costs. Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the fund to make intended securities purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the fund due to a subsequent decline in value of the portfolio security or could result in possible liability to the fund. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the fund against loss or theft of its assets.
Withholding and other taxes. The fund may be subject to taxes, including withholding taxes, on income (possibly including, in some cases, capital gains) that are or may be imposed by certain countries with respect to the fund's investments in such countries. These taxes may reduce the return achieved by the fund. Treaties between the U.S. and such countries may not be available to reduce the otherwise applicable tax rates.
Investments in depositary receipts
The fund may hold securities of non-U.S. issuers in the form of ADRs, EDRs, GDRs and other similar instruments. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and GDRs and other similar global instruments in bearer form are designed for use in non-U.S. securities markets.
ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of non-U.S. issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers. However, by investing in ADRs rather than directly in equity securities of non-U.S. issuers, the fund will avoid currency risks during the settlement period for either purchases or sales. EDRs and GDRs are not necessarily denominated in the same currency as the underlying securities which they represent.
For purposes of the fund's investment policies, investments in ADRs, EDRs, GDRs and similar instruments will be deemed to be investments in the underlying equity securities of non-U.S. issuers. The fund may acquire depositary receipts from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent the fund invests in such unsponsored depositary receipts there may be an increased possibility that the fund may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, certain benefits (i.e., rights offerings) which may be associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such depositary receipt.
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Foreign currency transactions
The fund may engage in foreign currency transactions. These transactions may be conducted at the prevailing spot rate for purchasing or selling currency in the foreign exchange market. The fund also may enter into forward foreign currency exchange contracts, which are contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract.
The fund may enter into forward foreign currency exchange contracts involving currencies of the different countries in which the fund invests as a hedge against possible variations in the foreign exchange rates between these currencies and the U.S. dollar. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the fund, accrued in connection with the purchase and sale of its portfolio securities quoted in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. There is no guarantee that the fund will be engaged in hedging activities when adverse exchange rate movements occur or that its hedging activities will be successful. The fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Pioneer.
Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the fund to hedge against a devaluation that is so generally anticipated that the fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.
The fund may also engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency, if Pioneer determines that there is a pattern of correlation between the two currencies. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other foreign currency.
The fund may use forward currency exchange contracts to reduce or gain exposure to a currency. To the extent the fund gains exposure to a currency through these instruments, the resulting exposure may exceed the value of securities denominated in that currency held by the fund. For example, where the fund's security selection has resulted in an overweight or underweight exposure to a particular currency relative to the fund's benchmark, the fund may seek to adjust currency exposure using forward currency exchange contracts.
The cost to the fund of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period, differences in interest rates between the two currencies and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually conducted on a principal basis, no fees or commissions are involved. The fund may close out a forward position in a currency by selling the forward contract or by entering into an offsetting forward contract.
The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of the portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the fund can achieve at some future point in time. The precise projection of currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the fund's foreign assets.
While the fund may benefit from foreign currency transactions, unanticipated changes in currency prices may result in a poorer overall performance for the fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the portfolio holdings of securities quoted or denominated
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in a particular currency and forward contracts entered into by the fund. Such imperfect correlation may cause the fund to sustain losses which will prevent the fund from achieving a complete hedge or expose the fund to risk of foreign exchange loss.
Over-the-counter markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the fund of unrealized profits or force the fund to cover its commitments for purchase or resale, if any, at the current market price.
If the fund enters into a forward contract to purchase foreign currency, the custodian or Pioneer will segregate liquid assets. See “Asset Segregation.”
Options on foreign currencies
The fund may purchase options on foreign currencies for hedging purposes in a manner similar to that of transactions in forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are quoted or denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In an attempt to protect against such decreases in the value of portfolio securities, the fund may purchase put options on the foreign currency. If the value of the currency declines, the fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the fund's securities quoted or denominated in that currency.
Conversely, if a rise in the dollar value of a currency is projected for those securities to be acquired, thereby increasing the cost of such securities, the fund may purchase call options on such currency. If the value of such currency increases, the purchase of such call options would enable the fund to purchase currency for a fixed amount of dollars which is less than the market value of such currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the fund intends to acquire. As in the case of other types of options transactions, however, the benefit the fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.
The fund may also write options on foreign currencies for hedging purposes. For example, if the fund anticipated a decline in the dollar value of securities quoted or denominated in a foreign currency because of declining exchange rates, it could, instead of purchasing a put option, write a covered call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be partially offset by the amount of the premium received by the fund.
Similarly, the fund could write a put option on the relevant currency, instead of purchasing a call option, to hedge against an anticipated increase in the dollar cost of securities to be acquired. If exchange rates move in the manner projected, the put option will expire unexercised and allow the fund to offset such increased cost up to the amount of the premium. However, as in the case of other types of options transactions, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and the fund would be required to purchase or sell the underlying currency at a loss, which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, the fund also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.
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A call option written on foreign currency by the fund is “covered” if the fund owns the underlying foreign currency subject to the call, or if it has an absolute and immediate right to acquire that foreign currency without additional cash consideration. A call option is also covered if the fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the amount of the difference is maintained by the fund in cash or liquid securities. See “Asset Segregation.”
The fund may close out its position in a currency option by either selling the option it has purchased or entering into an offsetting option. An exchange-traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although the fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying currencies pursuant to the exercise of put options. If the fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.
The fund may also use options on currencies to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates of a different currency with a pattern of correlation. Cross-hedging may also include using a foreign currency as a proxy for the U.S. dollar, if Pioneer determines that there is a pattern of correlation between that currency and the U.S. dollar.
The fund may purchase and write over-the-counter options. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by the fund.
Investments in emerging markets. The fund may invest in securities of issuers in countries with emerging economies or securities markets. Emerging economies or securities markets will generally include, but not be limited to, countries included in the Morgan Stanley Capital International (MSCI) Emerging & Frontier Markets Index. The fund will generally focus on emerging markets that do not impose unusual trading requirements which tend to restrict the flow of investments. In addition, the fund may invest in unquoted securities of emerging market issuers.
Natural disasters
Certain areas of the world, including areas within the United States, historically have been prone to natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts. Such disasters, and the resulting damage, could have a significant adverse impact on the economies of those areas and on the ability of issuers in which the fund invests to conduct their businesses, and thus on the investments made by the fund in such geographic areas and/or issuers. Adverse weather conditions could have a significant adverse impact on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.
Cybersecurity issues
With the increased use of technologies such as the Internet to conduct business, the fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cybersecurity
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failures or breaches by the fund’s adviser, transfer agent, distributor and other service providers (including, but not limited to, the fund’s custodian and financial intermediaries), and the issuers of securities in which the fund invests, have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with the fund’s ability to calculate its NAV, impediments to trading, the inability of fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the fund or its adviser has established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the fund cannot control the cyber security plans and systems put in place by service providers to the fund and issuers in which the fund invests. The fund and its shareholders could be negatively impacted as a result.
Investment company securities and real estate investment trusts
Other investment companies
The fund may invest in the securities of other investment companies to the extent that such investments are consistent with the fund's investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules thereunder. Investing in other investment companies subjects the fund to the risks of investing in the underlying securities held by those investment companies. The fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the fund's own operations.
Exchange traded funds
The fund may invest in exchange traded funds (“ETFs”). ETFs, such as SPDRs, iShares and various country index funds, are funds whose shares are traded on a national exchange or the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”). ETFs may be based on underlying equity or fixed income securities. SPDRs, for example, seek to provide investment results that generally correspond to the performance of the component common stocks of the Standard & Poor’s 500 Stock Index (the “S&P 500”). ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF’s investment objective will be achieved. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the fund's own operations. Many ETFs have received exemptive orders issued by the Securities and Exchange Commission that would permit the fund to invest in those ETFs beyond the limitations applicable to other investment companies, subject to certain terms and conditions. Some ETFs are not structured as investment companies and thus are not regulated under the 1940 Act.
Certain ETFs, including leveraged ETFs and inverse ETFs, may have embedded leverage. Leveraged ETFs seek to multiply the return of the tracked index (e.g., twice the return) by using various forms of derivative transactions. Inverse ETFs seek to negatively correlate with the performance of a particular index by using various forms of derivative transactions, including by short-selling the underlying index. An investment in an inverse ETF will decrease in value when the value of the underlying index rises. By investing in leveraged ETFs or inverse ETFs, the fund can commit fewer assets to the investment in the securities represented on the index than would otherwise be required.
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Leveraged ETFs and inverse ETFs present all of the risks that regular ETFs present. In addition, leveraged ETFs and inverse ETFs determine their return over a specific, pre-set time period, typically daily, and, as a result, there is no guarantee that the ETF’s actual long term returns will be equal to the daily return that the fund seeks to achieve. For example, on a long-term basis (e.g., a period of 6 months or a year), the return of a leveraged ETF may in fact be considerably less than two times the long-term return of the tracked index. Furthermore, because leveraged ETFs and inverse ETFs achieve their results by using derivative instruments, they are subject to the risks associated with derivative transactions, including the risk that the value of the derivatives may rise or fall more rapidly than other investments, thereby causing the ETF to lose money and, consequently, the value of the fund’s investment to decrease. Investing in derivative instruments also involves the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the ETF. Short sales in particular are subject to the risk that, if the price of the security sold short increases, the inverse ETF may have to cover its short position at a higher price than the short sale price, resulting in a loss to the inverse ETF and, indirectly, to the fund. An ETF’s use of these techniques will make the fund’s investment in the ETF more volatile than if the fund were to invest directly in the securities underlying the tracked index, or in an ETF that does not use leverage or derivative instruments. However, by investing in a leveraged ETF or an inverse ETF rather than directly purchasing and/or selling derivative instruments, the fund will limit its potential loss solely to the amount actually invested in the ETF (that is, the fund will not lose more than the principal amount invested in the ETF).
Real estate investment trusts (“REITs”)
The fund may invest in REITs. REITs are companies that invest primarily in income producing real estate or real estate-related loans or interests. Risks associated with investments in REITs and other equity securities of real estate industry issuers may include:
•	The U.S. or a local real estate market declines due to adverse economic conditions, foreclosures, overbuilding and high vacancy rates, reduced or regulated rents or other causes
•	Interest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT’s fixed income investments
•	The values of properties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses
•	A REIT in the fund’s portfolio is, or is perceived by the market to be, poorly managed
•	If the fund’s real estate related investments are concentrated in one geographic area or property type, the fund will be particularly subject to the risks associated with that area or property type
REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs (known as hybrid REITs). Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and similar real estate interests and derive income primarily from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. The fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the fund. Such indirect expenses are not reflected in the fee table or expense example in the fund’s prospectus. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.
Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. Mortgage REITs are subject to the risks of default of the mortgages or mortgage-related securities in which they invest, and REITs that invest in
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so-called “sub-prime” mortgages are particularly subject to this risk. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs are typically invested in a limited number of projects or in a particular market segment or geographic region. REITs whose underlying assets are concentrated in properties in one geographic area or used by a particular industry, such as health care, will be particularly subject to risks associated with such area or industry.
REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans, the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.
REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in the S&P 500.
Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a real estate company’s operations and market value. Mortgage REITs tend to be more leveraged than equity REITs. In addition, many mortgage REITs manage their interest rate and credit risks through the use of derivatives and other hedging techniques. In addition, capital to pay or refinance a REIT’s debt may not be available or reasonably priced. Financial covenants related to real estate company leveraging may affect the company’s ability to operate effectively.
Derivative instruments
Derivatives
The fund may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The fund may use derivatives for a variety of purposes, including: in an attempt to hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the fund’s return as a non-hedging strategy that may be considered speculative; to manage portfolio characteristics (for example, for funds investing in securities denominated in non-U.S. currencies, a portfolio’s currency exposure, or, for funds investing in fixed income securities, a portfolio’s duration or credit quality); and as a cash flow management technique. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.
Using derivatives exposes the fund to additional risks and may increase the volatility of the fund’s net asset value and may not provide the expected result. Derivatives may have a leveraging effect on the portfolio. Leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value in a larger pool of assets than the fund would otherwise have had. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative’s value do not correspond to changes in the value of the fund’s other investments or do not correlate well with the underlying assets, rate or index, the fund may not fully benefit from, or could lose money on, or could experience unusually high expenses as a result of, the derivative position. Derivatives involve the risk of loss if the counterparty defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of the fund if it cannot sell or terminate the derivative at an advantageous time or price. The fund also may have to sell assets at inopportune times to satisfy its obligations. The fund may not be able
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to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or may have to sell a portfolio security at a disadvantageous time or price to maintain cover or to segregate securities in connection with its use of derivatives. Some derivatives may involve the risk of improper valuation. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the fund for a variety of reasons.
Financial reform laws enacted after the financial crisis of 2008-2009, such as the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”), are changing many aspects of financial regulation applicable to derivatives. For instance, Dodd-Frank calls for the comprehensive regulation of swaps by the Commodity Futures Trading Commission (the “CFTC”) and the Securities and Exchange Commission (the “SEC”). The CFTC and the SEC are in the process of adopting and implementing new regulations applicable to these instruments, including rules with respect to recordkeeping, reporting, business conduct, relationship documentation, margin, collateral, clearing, and trade execution requirements. In addition, Dodd-Frank requires the registration of certain parties that deal or engage in substantial trading, execution or advisory activities in the markets for swaps. The extent and impact of these regulations are not yet fully known and may not be known for some time.
The fund’s use of derivatives may be affected by other applicable laws and regulations and may be subject to review by the SEC, the CFTC, exchange and market authorities and other regulators in the United States and abroad. The fund’s ability to use derivatives may be limited by tax considerations.
Certain derivatives transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies, are entered into directly by the counterparties or through financial institutions acting as market makers (OTC derivatives), rather than being traded on exchanges or in markets registered with the CFTC or the SEC. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange, and only OTC derivatives that are either required to be cleared or submitted voluntarily for clearing to a clearinghouse will enjoy all of the protections that central clearing provides against default by the original counterparty to the trade. In an OTC derivatives transaction that is not cleared, the fund bears the risk of default by its counterparty. In a cleared derivatives transaction, the fund is instead exposed to the risk of default of the clearinghouse and, to the extent the fund has posted any margin, the risk of default of the broker through which it has entered into the transaction. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.
Derivatives involve operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. For derivatives not guaranteed by an exchange or clearinghouse, the fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs, or disagreements as to the meaning of contractual terms and litigation in enforcing those remedies.
Swap contracts that are required to be cleared must be traded on a regulated execution facility or contract market that makes them available for trading. The establishment of a centralized exchange or market for swap transactions may disrupt or limit the swap market and may not result in swaps being easier to trade or value. Market-traded swaps may become more standardized, and the fund may not be able to enter into swaps that meet its investment needs. The fund also may not be able to find a clearinghouse willing to accept the swaps for clearing. The new regulations may make using swaps more costly, may limit their availability, or may otherwise adversely affect their value or performance. Risks associated with the use of derivatives are magnified to the extent that a large portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.
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Options on securities and securities indices
The fund may purchase and write put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. The fund may also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.
Writing call and put options on securities. A call option written by the fund obligates the fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. The exercise price may differ from the market price of an underlying security. The fund has the risk of loss that the price of an underlying security may decline during the call period. The risk may be offset to some extent by the premium the fund receives. If the value of the investment does not rise above the call price, it’s likely that the call will lapse without being exercised. In that case, the fund would keep the cash premium and the investment. All call options written by the fund are covered, which means that the fund will own the securities subject to the options as long as the options are outstanding, or the fund will use the other methods described below. The fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the fund may forgo the opportunity to profit from an increase in the market price of the underlying security.
A put option written by the fund would obligate the fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The fund has no control over when it may be required to purchase the underlying securities. All put options written by the fund would be covered, which means that the fund would have segregated assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the fund. However, in return for the option premium, the fund accepts the risk that it may be required to purchase the underlying security at a price in excess of its market value at the time of purchase.
Call and put options written by the fund will also be considered to be covered to the extent that the fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the fund. In addition, a written call option or put may be covered by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the fund's net exposure on its written option position.
Writing call and put options on securities indices. The fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.
The fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. The fund may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.
Index options are subject to the timing risk inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. If a fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall “out-of-the-money”, the fund will be required to pay cash in an amount of the difference between the closing index value and the exercise price of the option.
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Purchasing call and put options. The fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the call option.
The fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or in securities in which it may invest. The purchase of a put option would entitle the fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the fund's securities. Put options may also be purchased by the fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.
The fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase transactions.”
Options spreads and straddles. Option spread and straddle transactions require a fund to purchase and/or write more than one option simultaneously. A fund may engage in option spread transactions in which it purchases and writes put or call options on the same underlying instrument, with the options having different exercise prices and/or expiration dates.
A fund also may engage in option straddles, in which it purchases or sells combinations of put and call options on the same instrument. A long straddle is a combination of a call and a put option purchased on the same security where the exercise price of the put is less than or equal to the exercise price of the call. A short straddle is a combination of a call and a put written on the same security where the exercise price of the put is less than or equal to the exercise price of the call and where the same issue of security or currency is considered cover for both the put and the call.
Risks of trading options. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If the fund is unable to effect a closing purchase transaction with respect to covered options it has written, the fund will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if the fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.
Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the “OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that
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exchange (or in that class or series of options) would cease to exist, although it is expected that outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
The fund may purchase and sell both options that are traded on U.S. and non-U.S. exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.
Transactions by the fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which the fund may write or purchase may be affected by options written or purchased by other investment advisory clients of Pioneer. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.
The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the ability of Pioneer to predict future price fluctuations and the degree of correlation between the options and securities markets.
The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.
In addition to the risks of imperfect correlation between the portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.
Futures contracts and options on futures contracts
The fund may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. The fund may enter into closing purchase and sale transactions with respect to any futures contracts and options on futures contracts. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies and other financial instruments and indices. The fund may invest in futures contracts based on the Chicago Board of Exchange Volatility Index (“VIX Futures”). The VIX is an index of market sentiment derived from the S&P 500 option prices, and is designed to reflect investors’ consensus view of expected stock market volatility over future periods. The fund may invest in futures and options based on credit derivative contracts on baskets or indices of securities, such as CDX. The fund will engage in futures and related options transactions for bona fide hedging and non-hedging purposes as described below. All futures contracts entered into by the fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on non-U.S. exchanges.
Futures contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).
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When interest rates are rising or securities prices are falling, the fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, the fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and a decline in the value of its portfolio securities which are denominated in such currency. The fund can purchase futures contracts on a foreign currency to establish the price in U.S. dollars of a security denominated in such currency that the fund has acquired or expects to acquire.
Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.
Hedging strategies. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price, rate of return and currency exchange rate on portfolio securities and securities that the fund owns or proposes to acquire. The fund may, for example, take a “short” position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the value of the fund's securities. Such futures contracts may include contracts for the future delivery of securities held by the fund or securities with characteristics similar to those of the fund's securities. Similarly, the fund may sell futures contracts in a foreign currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of Pioneer, there is a sufficient degree of correlation between price trends for the fund's securities and futures contracts based on other financial instruments, securities indices or other indices, the fund may also enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in the portfolio may be more or less volatile than prices of such futures contracts, Pioneer will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the fund's securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the portfolio securities would be substantially offset by a decline in the value of the futures position.
On other occasions, the fund may take a “long” position by purchasing futures contracts. This may be done, for example, when the fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.
Options on futures contracts. The acquisition of put and call options on futures contracts will give the fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the fund obtains the benefit of the futures position if prices move in a favorable direction, but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.
The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the fund's assets. By writing a call option, the fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the fund intends to purchase. However, the
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fund becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by the fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The fund will incur transaction costs in connection with the writing of options on futures.
The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.
Other considerations regarding futures contracts. The fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for U.S. federal income tax purposes.
Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the fund to purchase securities or currencies, require the fund to segregate assets to cover such contracts and options.
While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the fund than if it had not entered into any futures contracts or options transactions. When futures contracts and options are used for hedging purposes, perfect correlation between the fund's futures positions and portfolio positions may be impossible to achieve, particularly where futures contracts based on individual securities are currently not available. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss. It is not possible to hedge fully or perfectly against the effect of currency fluctuations on the value of non-U.S. securities because currency movements impact the value of different securities in differing degrees.
If the fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.
Equity swaps, caps, floors and collars
The fund may enter into equity swaps, caps, floors and collars to hedge assets or liabilities or to seek to increase total return. Equity swaps involve the exchange by a fund with another party of their respective commitments to make or receive payments based on notional equity securities. The purchase of an equity cap entitles the purchaser, to the extent that the market value of a specified equity security or benchmark exceeds a predetermined level, to receive payments of a contractually based amount from the party selling the cap. The purchase of an equity floor entitles the purchaser, to the extent that the market value of a specified equity security or benchmark falls below a predetermined level, to receive payments of a contractually based amount from the party selling the floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of values. Investments in swaps, caps, floors and collars are highly specialized activities which involve investment techniques and risks different from those associated with ordinary portfolio transactions. Investments in equity swaps, caps, floors and collars may be considered speculative because they involve significant risk of loss. If Pioneer is incorrect in its forecast of market values, these investments could negatively impact the fund's performance. These investments also are
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subject to default risk of the counterparty and may be less liquid than other portfolio securities. Moreover, investments in swaps, caps, floors and collars may involve greater transaction costs than investments in other equity securities.
Financial futures and options transactions
Pioneer has claimed an exclusion from registration as a “commodity pool operator” with respect to the fund under the Commodity Exchange Act (the “CEA”), and, therefore, Pioneer will not, with respect to its management of the fund, be subject to registration or regulation as a commodity pool operator.
Under this exemption, the fund will remain limited in its ability to trade instruments subject to the jurisdiction of the CFTC, including commodity futures (which include futures on broad-based securities indexes and interest rate futures), options on commodity futures and swaps. This limitation also applies with respect to any indirect exposure that the fund may have to these instruments through investments in other funds. Pioneer may have to rely on representations from the underlying fund’s manager about the amount (or maximum permitted amount) of investment exposure that the underlying fund has to instruments such as commodity futures, options on commodity futures and swaps.
Under this exemption, the fund must satisfy one of the following two trading limitations at all times: (1) the aggregate initial margin and premiums required to establish the fund’s positions in commodity futures, options on commodity futures, swaps and other CFTC-regulated instruments may not exceed 5% of the liquidation value of the fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). The fund would not be required to consider its exposure to such instruments if they were held for “bona fide hedging” purposes, as such term is defined in the rules of the CFTC. In addition to meeting one of the foregoing trading limitations, the fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the markets for CFTC-regulated instruments.
Debt securities and related investments
Debt securities selection
In selecting debt securities for the fund, Pioneer gives primary consideration to the fund's investment objective, the attractiveness of the market for debt securities given the outlook of Pioneer for the equity markets and the fund's liquidity requirements. Once Pioneer determines to allocate a portion of the fund's assets to debt securities, Pioneer generally focuses on short-term instruments to provide liquidity and may invest in a range of fixed income securities if the fund is investing in such instruments for income or capital gains. Pioneer selects individual securities based on broad economic factors and issuer-specific factors including the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification.
Debt securities rating information
Investment grade debt securities are those rated “BBB” or higher by Standard & Poor’s Ratings Group (“Standard & Poor’s”) or the equivalent rating of other nationally recognized statistical rating organizations. Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer’s ability to pay interest and repay principal.
Below investment grade debt securities are those rated “BB” and below by Standard & Poor’s or the equivalent rating of other nationally recognized statistical rating organizations. See “Appendix A” for a description of rating categories. The fund may invest in debt securities rated “C” or better, or comparable unrated securities as determined by Pioneer.
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Below investment grade debt securities or comparable unrated securities are commonly referred to as “junk bonds” and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The issuers of high yield securities also may be more adversely affected than issuers of higher rated securities by specific corporate or governmental developments or the issuers’ inability to meet specific projected business forecasts. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. The recent economic downturn has severely affected the ability of many highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the fund's net asset value to the extent that it invests in such securities. In addition, the fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings or to take other steps to protect its investment in an issuer.
The secondary market for high yield securities is not usually as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, such as those recently prevailing, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these and other circumstances, may be less than the prices used in calculating the fund's net asset value.
Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the fund may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.
Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities.
For purposes of the fund's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the fund will use the rating chosen by the portfolio manager as most representative of the security's credit quality. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate and may not accurately describe the risk of the security. If a rating organization changes the quality rating assigned to one or more of the fund’s portfolio securities, Pioneer will consider if any action is appropriate in light of the fund's investment objective and policies.
U.S. government securities
U.S. government securities in which the fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency, authority or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farm Service Agency, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, National Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks (“FHLBs”), Federal Home Loan Mortgage Corporation (“FHLMC”), Federal National Mortgage Association (“FNMA”), Maritime Administration, Tennessee Valley Authority and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization
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since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the FHLBs; (ii) the discretionary authority of the U.S. government to purchase the agency’s obligations, such as securities of FNMA; or (iii) only the credit of the issuer. Such debt securities are subject to the risk of default on the payment of interest and/or principal, similar to debt of private issuers. The maximum potential liability of some U.S. government securities may greatly exceed their current resources, including any legal right to support from the U.S. government. Although the U.S. government provided financial support to FNMA and FHLMC in the past, no assurance can be given that the U.S. government will provide financial support in the future to these or other U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain loan participations described above is limited and, therefore, the participations may be regarded as illiquid.
U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. The fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the fund's distribution obligations, in which case the fund will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.
Convertible debt securities
The fund may invest in convertible debt securities which are debt obligations convertible at a stated exchange rate or formula into common stock or other equity securities. Convertible securities rank senior to common stocks in an issuer’s capital structure and consequently may be of higher quality and entail less risk than the issuer’s common stock. As with all debt securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase. Depending on the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like equity securities than debt securities.
A convertible security entitles the holder to receive interest that is generally paid or accrued until the convertible security matures, or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics, in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instruments. If a convertible security held by the fund is called for redemption, the fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could result in losses to the fund.
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Other investments and investment techniques
Short-term investments
For temporary defensive or cash management purposes, the fund may invest in all types of short-term investments including, but not limited to, (a) commercial paper and other short-term commercial obligations; (b) obligations (including certificates of deposit and bankers’ acceptances) of banks; (c) obligations issued or guaranteed by a governmental issuer, including governmental agencies or instrumentalities; (d) fixed income securities of non-governmental issuers; and (e) other cash equivalents or cash. Subject to the fund's restrictions regarding investment in non-U.S. securities, these securities may be denominated in any currency. Although these investments generally are rated investment grade or are determined by Pioneer to be of equivalent credit quality, the fund may also invest in these instruments if they are rated below investment grade in accordance with its investment objective, policies and restrictions.
Illiquid securities
The fund may invest up to 15% of its net assets in illiquid and other securities that are not readily marketable. If due to subsequent fluctuations in value or any other reasons, the value of the fund's illiquid securities exceeds this percentage limitation, the fund will consider what actions, if any, are necessary to maintain adequate liquidity. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended (the “1933 Act”), are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the 1933 Act and are determined to be liquid by Pioneer. Pioneer determines the liquidity of Rule 144A and other restricted securities according to procedures adopted by the Board of Trustees. Under the direction of the Board of Trustees, Pioneer monitors the application of these guidelines and procedures. The inability of the fund to dispose of illiquid investments readily or at reasonable prices could impair the fund's ability to raise cash for redemptions or other purposes. If the fund sold restricted securities other than pursuant to an exception from registration under the 1933 Act such as Rule 144A, it may be deemed to be acting as an underwriter and subject to liability under the 1933 Act.
Repurchase agreements
The fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the fund's purchase price, with the difference being income to the fund. A repurchase agreement may be considered a loan by the fund collateralized by securities. Under the direction of the Board of Trustees, Pioneer reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the fund. The counterparty’s obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the fund's custodian in a segregated, safekeeping account for the benefit of the fund. Repurchase agreements afford the fund an opportunity to earn income on temporarily available cash. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the fund has not perfected a security interest in the security, the fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the fund would be at risk of losing some or all of the principal and interest involved in the transaction. There is no specific limit on the fund's ability to enter into repurchase agreements. The SEC frequently treats repurchase agreements as loans for purposes of the 1940 Act.
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Reverse repurchase agreements
Reverse repurchase agreements involve the sale of securities to a bank or other institution with an agreement that the fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of “interest” which may be reflected in the repurchase price. Reverse repurchase agreements involve the risk that the market value of securities purchased by the fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the fund that it is obligated to repurchase. The fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. Reverse repurchase agreements may be considered to be a type of borrowing. The 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund's total assets from banks for any purpose and up to 5% of the fund's total assets from banks and other lenders for temporary purposes. The fund will segregate assets in an amount at least equal to the repurchase price of the securities.
Short sales against the box
The fund may sell securities “short against the box.” A short sale involves the fund borrowing securities from a broker and selling the borrowed securities. The fund has an obligation to return securities identical to the borrowed securities to the broker. In a short sale against the box, the fund at all times owns an equal amount of the security sold short or securities convertible into or exchangeable for, with or without payment of additional consideration, an equal amount of the security sold short. The fund intends to use short sales against the box to hedge. For example when the fund believes that the price of a current portfolio security may decline, the fund may use a short sale against the box to lock in a sale price for a security rather than selling the security immediately. In such a case, any future losses in the fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The fund may engage in short sales of securities only against the box.
If the fund effects a short sale against the box at a time when it has an unrealized gain on the security, it may be required to recognize that gain as if it had actually sold the security (a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale provided that certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the fund may make short sales against the box.
Dollar rolls
The fund may enter into mortgage “dollar rolls” in which the fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, the fund loses the right to receive principal and interest paid on the securities sold. However, the fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the fund. The fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to its forward purchase price.
For financial reporting and tax purposes, the fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.
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Dollar rolls involve certain risks including the following: if the broker-dealer to whom the fund sells the security becomes insolvent, the fund’s right to purchase or repurchase the securities subject to the dollar roll may be restricted and the instrument which the fund is required to repurchase may be worth less than an instrument which the fund originally held. Successful use of dollar rolls will depend upon Pioneer’s ability to manage its interest rate and prepayment exposure. There is no assurance that dollar rolls can be successfully employed.
Asset segregation
The 1940 Act requires that the fund segregate assets in connection with certain types of transactions that may have the effect of leveraging the portfolio. If the fund enters into a transaction requiring segregation, such as a forward commitment or a reverse repurchase agreement, the custodian or Pioneer will segregate liquid assets in an amount required to comply with the 1940 Act. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated. In some instances a fund may “cover” its obligation using other methods to the extent permitted under the 1940 Act, orders or releases issued by the SEC thereunder, or no-action letters or other guidance of the SEC staff.
Portfolio turnover
It is the policy of the fund not to engage in trading for short-term profits, although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs which must be borne by the fund and its shareholders. See “Annual Fee, Expense and Other Information” for the fund's annual portfolio turnover rate.
Lending of portfolio securities
The fund may lend portfolio securities to registered broker-dealers or other institutional investors deemed by Pioneer to be of good standing under agreements which require that the loans be secured continuously by collateral in the form of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit issued by banks approved by the fund. The value of the collateral is monitored on a daily basis and the borrower is required to maintain the collateral at an amount at least equal to the market value of the securities loaned. The fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and continues to have all of the other risks associated with owning the securities. Where the collateral received is cash, the cash will be invested and the fund will be entitled to a share of the income earned on the investment, but will also be subject to investment risk on the collateral and will bear the entire amount of any loss in connection with investment of such collateral. The fund may pay administrative and custodial fees in connection with loans of securities and, where the collateral received is cash, the fund may pay a portion of the income earned on the investment of collateral to the borrower, lending agent or other intermediary. Fees and expenses paid by the fund in connection with loans of securities are not reflected in the fee table or expense example in the fund’s prospectus. If the income earned on the investment of the cash collateral is insufficient to pay these amounts or if the value of the securities purchased with such cash collateral declines, the fund may take a loss on the loan. Where the fund receives securities as collateral, the fund will earn no income on the collateral, but will earn a fee from the borrower. The fund reserves the right to recall loaned securities so that it may exercise voting rights on loaned securities according to the fund’s Proxy Voting Policies and Procedures.
The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. In addition, as noted above, the fund continues to have market risk and other risks associated with owning the securities on loan. Where the collateral delivered by the borrower is cash, the fund will also have the risk of loss of principal and interest in connection with its investment of collateral. If a borrower defaults, the value of the
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collateral may decline before the fund can dispose of it. The fund will lend portfolio securities only to firms that have been approved in advance by Pioneer, which will monitor the creditworthiness of any such firms. However, this monitoring may not protect the fund from loss. At no time would the value of the securities loaned exceed 33 1⁄3% of the value of the fund's total assets.
Interfund lending
To satisfy redemption requests or to cover unanticipated cash shortfalls, a fund may enter into lending agreements (“Interfund Lending Agreements”) under which the fund would lend money and borrow money for temporary purposes directly to and from another Pioneer fund through a credit facility (“Interfund Loan”), subject to meeting the conditions of an SEC exemptive order granted to the funds permitting such interfund lending. All Interfund Loans will consist only of uninvested cash reserves that the fund otherwise would invest in short-term repurchase agreements or other short-term instruments.
If a fund has outstanding borrowings, any Interfund Loans to the fund (a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days) and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the fund, the event of default will automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.
A fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the fund has a secured loan outstanding from any other lender, including but not limited to another Pioneer fund, the fund's interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a fund's total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the fund may borrow through the credit facility on a secured basis only. A fund may not borrow through the credit facility nor from any other source if its total outstanding borrowings immediately after the interfund borrowing would be more than 33 1⁄3% of its total assets.
No fund may lend to another fund through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending fund's net assets at the time of the loan. A fund's Interfund Loans to any one fund shall not exceed 5% of the lending fund's net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund.
The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another fund. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs.
When-issued and delayed delivery securities
The fund may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the fund prior to the actual delivery or payment by the other party to the transaction. The fund will not earn income on these securities until
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delivered. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. When the fund enters into when-issued or delayed delivery transactions it will segregate liquid assets with a value equal to the fund's obligations. See “Asset Segregation.”
Disclosure of portfolio holdings
The Board of Trustees has adopted policies and procedures relating to disclosure of the Pioneer funds’ portfolio securities. These policies and procedures are designed to provide a framework for disclosing information regarding portfolio holdings, portfolio composition or other portfolio characteristics consistent with applicable federal securities laws and regulations and general principles of fiduciary duty relating to fund shareholders. While Pioneer may manage other separate accounts and unregistered products that have substantially similar investment strategies to those of another Pioneer fund, and therefore portfolio holdings that may be substantially similar, and in some cases nearly identical, to such fund, these policies and procedures only relate to the disclosure of portfolio information of the Pioneer funds that are registered management companies. Separate account and unregistered product clients are not subject to these policies and procedures. Separate account and unregistered product clients of Pioneer have access to their portfolio holdings, and prospective clients have access to representative holdings.
Generally, Pioneer will make a fund’s full portfolio information available to the public on a monthly basis with an appropriate delay based upon the nature of the information disclosed. Pioneer normally will publish a fund’s full portfolio holdings thirty (30) days after the end of each month (this time period may be different for certain funds. Such information shall be made available on the funds’ website (us.pioneerinvestments.com) and may be sent to rating agencies, reporting/news services and financial intermediaries, upon request. In addition, Pioneer generally makes publicly available information regarding a fund’s top ten holdings (including the percentage of a fund’s assets represented by each security), the percentage breakdown of a fund’s investments by country, sector and industry, various volatility measures (such as beta, standard deviation, etc.), market capitalization ranges and other portfolio characteristics (such as alpha, average P/E ratio, etc.) three (3) business days after the end of each month.
Due to lags in reporting, the fund’s actual holdings may vary significantly from the most recent publicly disclosed portfolio composition. As described in the prospectus under “Additional Information about NextShares – How NextShares Compare to ETFs,” the fund does not disclose portfolio holdings daily. The Basket used in creations and redemptions of fund shares is not intended to be representative of current portfolio holdings and may vary significantly from the fund’s current holdings.
Pioneer may provide a fund’s full portfolio holdings or other information to certain entities prior to the date such information is made public, provided that certain conditions are met. The entities to which such disclosure may be made as of the date of this statement of additional information are rating agencies, plan sponsors, prospective separate account clients and other financial intermediaries (i.e., organizations evaluating a fund for purposes of investment by their clients, such as broker-dealers, investment advisers, banks, insurance companies, financial planning firms, plan sponsors, plan administrators, shareholder servicing organizations and pension consultants). The third party must agree to a limited use of that information which does not conflict with the interests of the fund’s shareholders, to use the information only for that authorized purpose, to keep such information confidential, and not to trade on such information. The Board of Trustees considered the disclosure of portfolio holdings information to these categories of entities to be consistent with the best interests of shareholders in light of the agreement to maintain the confidentiality of such information and only to use such information for the limited and approved purposes. Pioneer’s compliance department, the local head of investment management and the global chief investment officer may, but only acting jointly, grant exemptions to this policy. Exemptions may be granted only if these persons determine that providing such information is consistent with the interests of shareholders and the third party agrees to limit the use of such information only for the authorized purpose, to keep such information confidential, and not to trade on such information. Although the Board of Trustees will periodically be
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informed of exemptions granted, granting exemptions entails the risk that portfolio holdings information may be provided to entities that use the information in a manner inconsistent with their obligations and the best interests of a fund.
Currently, Pioneer, on behalf of the Pioneer funds, has ongoing arrangements whereby the following entities may receive a fund’s full portfolio holdings or other information prior to the date such information is made public: Metropolitan Life Insurance Company (within 30 days after month end for board materials and advance preparation of marketing materials, as needed to evaluate Pioneer funds); Roszel Advisors (within 30 days after month end for due diligence and review of certain Pioneer funds included in fund programs); Oppenheimer & Co. (within 30 days after month end for due diligence and review of certain Pioneer funds included in fund programs); UBS (within 15 days after month end for due diligence and review of certain Pioneer funds included in fund programs); Beacon Pointe Advisors (as needed for quarterly review of certain Pioneer funds); Commonwealth Financial Network (within 30 days after month end for risk analysis on funds on behalf of their clients); Hartford Retirement Services, LLC (as needed for risk analysis on funds on behalf of their clients); Transamerica Life Insurance Company (as needed for performance and risk analysis on funds on behalf of their clients); TIBCO Software Inc./Spotfire Division (as needed to evaluate and develop portfolio reporting software); Curcio Webb, LLC (as needed for evaluation and research purposes); Fidelity Investments (as needed to evaluate Pioneer funds); Egan Jones Ratings Company (as needed in order to evaluate and select Nationally Recognized Statistical Rating Organizations (NRSROs)); DBRS Limited (as needed in order to evaluate and select NRSROs); Wells Fargo Advisors (as needed for risk analysis on funds on behalf of their clients and product review); and Capital Market Consultants (as needed to complete quarterly due diligence research).
Compliance with the funds’ portfolio holdings disclosure policy is subject to periodic review by the Board of Trustees, including a review of any potential conflicts of interest in the disclosures made by Pioneer in accordance with the policy or the exceptions permitted under the policy. Any change to the policy to expand the categories of entities to which portfolio holdings may be disclosed or an increase in the purposes for which such disclosure may be made would be subject to approval by the Board of Trustees and, reflected, if material, in a supplement to the fund’s statement of additional information.
The funds’ full portfolio holdings disclosure policy is not intended to prevent the disclosure of any and all portfolio information to the funds’ service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as Pioneer, the funds’ custodian, fund accounting agent, principal underwriter, investment sub-adviser, if any, independent registered public accounting firm or counsel. In approving the policy, the Board of Trustees considered that the service providers are subject to duties of confidentiality and duties not to trade on non-public information arising under law or contract that provide an adequate safeguard for such information. None of Pioneer, the funds, or any other party receive any compensation or other consideration from any arrangement pertaining to the release of a fund’s full portfolio holdings information.
In addition, the funds make their portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by the federal securities laws. Form N-Q is filed with the SEC within sixty (60) days after the end of a fund’s first and third fiscal quarters. Form N-CSR is filed with the SEC within ten (10) days after the transmission to shareholders of a fund’s annual or semi-annual report, as applicable.
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Investment restrictions
Fundamental investment policies
The fund has adopted certain fundamental investment policies which may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the fund. For this purpose, a majority of the outstanding shares of the fund means the vote of the lesser of:
(1)	67% or more of the shares represented at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy; or
(2)	more than 50% of the outstanding shares of the fund.
The fund’s fundamental policies are as follows:
(1)	The fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(2)	The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(3)	The fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(4)	The fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(5)	The fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(6)	The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(7)	Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the fund may not make any investment if, as a result, the fund's investments will be concentrated in any one industry.
With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes (the fund’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase a fund’s investment portfolio is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the fund may have to sell securities at a time and at a price
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that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund’s net investment income in any given period. Currently, the fund does not contemplate borrowing for leverage, but if the fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit the fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Reverse repurchase agreements may be considered to be a type of borrowing. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. Such trading practices may include futures, options on futures, forward contracts and other derivative investments.
A fund may pledge its assets and guarantee the securities of another company without limitation, subject to the fund’s investment policies (including the fund’s fundamental policy regarding borrowing) and applicable laws and interpretations. Pledges of assets and guarantees of obligations of others are subject to many of the same risks associated with borrowings and, in addition, are subject to the credit risk of the obligor for the underlying obligations. To the extent that pledging or guaranteeing assets may be considered the issuance of senior securities, the issuance of senior securities is governed by the fund’s policies on senior securities. If the fund were to pledge its assets, the fund would take into account any then-applicable legal guidance, including any applicable SEC staff position, would be guided by the judgment of the fund’s Board and Pioneer regarding the terms of any credit facility or arrangement, including any collateral required, and would not pledge more collateral than, in their judgment, is necessary for the fund to obtain the credit sought. Shareholders should note that in 1973, the SEC staff took the position in a no-action letter that a mutual fund could not pledge 100% of its assets without a compelling business reason. In more recent no-action letters, including letters that address the same statutory provision of the 1940 Act (Section 17) addressed in the 1973 letter, the SEC staff has not mentioned any limitation on the amount of collateral that may be pledged to support credit obtained. This does not mean that the staff’s position on this issue has changed.
With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.
With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery
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or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the fund’s manager or a subadviser believes the income justifies the attendant risks. The fund also will be permitted by this policy to make loans of money, including to other funds. The fund has obtained exemptive relief from the SEC to make short-term loans to other Pioneer funds through a credit facility in order to satisfy redemption requests or to cover unanticipated cash shortfalls; as discussed in this Statement of Additional Information under “Interfund Lending”. The conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending, however no lending activity is without risk. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs. The policy in (3) above will be interpreted not to prevent the fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.
With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased. Certain widely used investment practices that involve a commitment by a fund to deliver money or securities in the future are not considered by the SEC to be senior securities, provided that a fund segregates cash or liquid securities in an amount necessary to pay the obligation or the fund holds an offsetting commitment from another party. These investment practices include repurchase and reverse repurchase agreements, swaps, dollar rolls, options, futures and forward contracts. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.
With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent the fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.
With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.
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With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund's total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. The policy also will be interpreted to give broad authority to the fund as to how to classify issuers within or among industries. When identifying industries for purposes of its concentration policy, the fund may rely upon available industry classifications. As of the date of the SAI, the fund relies primarily on the MSCI Global Industry Classification Standard (GICS) classifications, and, with respect to securities for which no industry classification under GICS is available or for which the GICS classification is determined not to be appropriate, the fund may use industry classifications published by another source, which, as of the date of the SAI, is Bloomberg L.P. As of the date of the SAI, the fund’s adviser may assign an industry classification for an exchange-traded fund in which the fund invests based on the constituents of the index on which the exchange-traded fund is based. The fund may change any source used for determining industry classifications without shareholder approval.
The fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC, SEC staff or other authority of competent jurisdiction as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.
Non-fundamental investment policy
The following policy is non-fundamental and may be changed by a vote of the Board of Trustees without approval of shareholders.
The fund may not invest in any investment company in reliance on Section 12(d)(1)(F) of the 1940 Act, which would allow the fund to invest in other investment companies, or in reliance on Section 12(d)(1)(G) of the 1940 Act, which would allow the fund to invest in other Pioneer funds, in each case without being subject to the limitations discussed above under “Other Investment Companies” so long as another investment company invests in the fund in reliance on Section 12(d)(1)(G). The fund has adopted this non-fundamental policy in order that the fund may be a permitted investment of the series of Pioneer Asset Allocation Trust. If the series of Pioneer Asset Allocation Trust do not invest in the fund, then this non-fundamental restriction will not apply.
In addition, the fund’s investment objective is non-fundamental and it and the fund’s non-fundamental investment policies may be changed by a vote of the Board of Trustees without approval of shareholders at any time.
Diversification
The fund is currently classified as a diversified fund under the 1940 Act. A diversified fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of the fund’s total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. Under the 1940 Act, the fund cannot change its classification from diversified to non-diversified without shareholder approval.
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3. Trustees and officers
The fund’s Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 45 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation	Other Directorships Held by Trustee
Independent Trustees:
Thomas J. Perna (66) Chairman of the Board and Trustee	Trustee since 2017. Serves until a successor trustee is elected or earlier retirement or removal.	Private investor (2004 – 2008 and 2013 – present); Chairman (2008 – 2013) and Chief Executive Officer (2008 – 2012), Quadriserv, Inc. (technology products for securities lending industry); and Senior Executive Vice President, The Bank of New York (financial and securities services) (1986 – 2004)	Director, Broadridge Financial Solutions, Inc. (investor communications and securities processing provider for financial services industry) (2009 – present); Director, Quadriserv, Inc. (2005 – 2013); and Commissioner, New Jersey State Civil Service Commission (2011 – 2015)
David R. Bock (73) Trustee	Trustee since 2017. Serves until a successor trustee is elected or earlier retirement or removal.	Managing Partner, Federal City Capital Advisors (corporate advisory services company) (1997 – 2004 and 2008 – present); Interim Chief Executive Officer, Oxford Analytica, Inc. (privately held research and consulting company) (2010); Executive Vice President and Chief Financial Officer, I-trax, Inc. (publicly traded health care services company) (2004 – 2007); and Executive Vice President and Chief Financial Officer, Pedestal Inc. (internet-based mortgage trading company) (2000 – 2002); Private Consultant (1995 – 1997); Managing Director, Lehman Brothers (1992 – 1995); Executive, The World Bank (1979 – 1992)	Director of New York Mortgage Trust (publicly-traded mortgage REIT) (2004 – 2009, 2012 - present); Director of The Swiss Helvetia Fund, Inc. (closed-end fund) (2010 – present); Director of Oxford Analytica, Inc. (2008 – present); and Director of Enterprise Community Investment, Inc. (privately-held affordable housing finance company) (1985 – 2010);
Benjamin M. Friedman (72) Trustee	Trustee since 2017. Serves until a successor trustee is elected or earlier retirement or removal.	William Joseph Maier Professor of Political Economy, Harvard University (1972 – present)	Trustee, Mellon Institutional Funds Investment Trust and Mellon Institutional Funds Master Portfolio (oversaw 17 portfolios in fund complex) (1989 - 2008)
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Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation	Other Directorships Held by Trustee
Margaret B.W. Graham (69) Trustee	Trustee since 2017. Serves until a successor trustee is elected or earlier retirement or removal.	Founding Director, Vice-President and Corporate Secretary, The Winthrop Group, Inc. (consulting firm) (1982 – present); Desautels Faculty of Management, McGill University (1999 – present); and Manager of Research Operations and Organizational Learning, Xerox PARC, Xerox's advance research center (1990-1994)	None
Lorraine H. Monchak (60) Trustee	Trustee since 2017. Serves until a successor trustee is elected or earlier retirement or removal.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union pension funds) (2001 – present); Vice President – International Investments Group, American International Group, Inc. (insurance company) (1993 – 2001); Vice President, Corporate Finance and Treasury Group, Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability Management Group, Federal Farm Funding Corporation (government-sponsored issuer of debt securities) (1988 – 1990); Mortgage Strategies Group, Shearson Lehman Hutton, Inc. (investment bank) (1987 – 1988); Mortgage Strategies Group, Drexel Burnham Lambert, Ltd. (investment bank) (1986 – 1987)	Trustee of Pioneer closed-end investment companies (5 portfolios) (Sept. 2015-present)
Marguerite A. Piret (68) Trustee	Trustee since 2017. Serves until a successor trustee is elected or earlier retirement or removal.	President and Chief Executive Officer, Newbury Piret Company (investment banking firm) (1981 – present)	Director of New America High Income Fund, Inc. (closed-end investment company) (2004 – present); and Member, Board of Governors, Investment Company Institute (2000 – 2006)
Fred J. Ricciardi (69) Trustee	Trustee since 2017. Serves until a successor trustee is elected or earlier retirement or removal.	Consultant (investment company services) (2012 – present); Executive Vice President, BNY Mellon (financial and investment company services) (1969 – 2012); Director, BNY International Financing Corp. (financial services) (2002 – 2012); Director, Mellon Overseas Investment Corp. (financial services) (2009 – 2012)	None
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Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation	Other Directorships Held by Trustee
Interested Trustees:
Lisa M. Jones (55) President and Chief Executive Officer Trustee	Trustee since 2017. Serves until a successor trustee is elected or earlier retirement or removal.	Chair, Director, CEO and President of Pioneer Investment Management USA Inc. (“PIM-USA”) (since September 2014); Chair, Director, CEO and President of Pioneer Investment Management, Inc. (since September 2014); Chair, Director and CEO of Pioneer Funds Distributor, Inc. (since September 2014); Chair, Director, CEO and President of Pioneer Institutional Asset Management, Inc. (since September 2014); and Chair, Director, President and CEO of Pioneer Investment Management Shareholder Services, Inc. (since September 2014); Managing Director, Morgan Stanley Investment Management (2010 – 2013); Director of Institutional Business, CEO of International, Eaton Vance Management (2005 – 2010)	Trustee of Pioneer closed-end investment companies (5 portfolios) (Sept. 2015-present)
Kenneth J. Taubes (58)* Trustee	Trustee since 2017. Serves until a successor trustee is elected or earlier retirement or removal.	Director and Executive Vice President (since 2008) and Chief Investment Officer, U.S. (since 2010) of PIM-USA; Executive Vice President and Chief Investment Officer, U.S. of Pioneer (since 2008); Executive Vice President of Pioneer Institutional Asset Management, Inc. (since 2009); Portfolio Manager of Pioneer (since 1999)	None
Fund Officers:
Christopher J. Kelley (52) Secretary and Chief Legal Officer	Since 2017. Serves at the discretion of the Board	Vice President and Associate General Counsel of Pioneer since January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds since June 2010; Assistant Secretary of all of the Pioneer Funds from September 2003 to May 2010; Vice President and Senior Counsel of Pioneer from July 2002 to December 2007	None
Carol B. Hannigan (55) Assistant Secretary	Since 2017. Serves at the discretion of the Board	Fund Governance Director of Pioneer since December 2006 and Assistant Secretary of all the Pioneer Funds since June 2010; Manager – Fund Governance of Pioneer from December 2003 to November 2006; and Senior Paralegal of Pioneer from January 2000 to November 2003	None
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Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation	Other Directorships Held by Trustee
Thomas Reyes (54) Assistant Secretary	Since 2017. Serves at the discretion of the Board	Senior Counsel of Pioneer since May 2013 and Assistant Secretary of all the Pioneer Funds since June 2010; Counsel of Pioneer from June 2007 to May 2013	None
Mark E. Bradley (57) Treasurer and Chief Financial and Accounting Officer	Since 2017. Serves at the discretion of the Board	Vice President – Fund Treasury of Pioneer; Treasurer of all of the Pioneer Funds since March 2008; Deputy Treasurer of Pioneer from March 2004 to February 2008; and Assistant Treasurer of all of the Pioneer Funds from March 2004 to February 2008	None
Luis I. Presutti (51) Assistant Treasurer	Since 2017. Serves at the discretion of the Board	Director – Fund Treasury of Pioneer; and Assistant Treasurer of all of the Pioneer Funds	None
Gary Sullivan (58) Assistant Treasurer	Since 2017. Serves at the discretion of the Board	Fund Accounting Manager – Fund Treasury of Pioneer; and Assistant Treasurer of all of the Pioneer Funds	None
David F. Johnson (37) Assistant Treasurer	Since 2017. Serves at the discretion of the Board	Fund Administration Manager – Fund Treasury of Pioneer since November 2008; Assistant Treasurer of all of the Pioneer Funds since January 2009; Client Service Manager – Institutional Investor Services at State Street Bank from March 2003 to March 2007	None
Jean M. Bradley (64) Chief Compliance Officer	Since 2017. Serves at the discretion of the Board	Chief Compliance Officer of Pioneer and of all the Pioneer Funds since March 2010; Chief Compliance Officer of Pioneer Institutional Asset Management, Inc. since January 2012; Chief Compliance Officer of Vanderbilt Capital Advisors, LLC since July 2012: Director of Adviser and Portfolio Compliance at Pioneer since October 2005; Senior Compliance Officer for Columbia Management Advisers, Inc. from October 2003 to October 2005	None
Kelly O’Donnell (45) Anti-Money Laundering Officer	Since 2017. Serves at the discretion of the Board	Vice President – Head of Investor Services Group of Pioneer and Anti-Money Laundering Officer of all the Pioneer Funds since 2006	None
*	Mr. Taubes and Ms. Jones are Interested Trustees because they are officers or directors of the fund’s investment adviser and certain of its affiliates.
Board committees
The Board of Trustees is responsible for overseeing the fund’s management and operations. The Chairman of the Board is an Independent Trustee. Independent Trustees constitute more than 75% of the Board. During the most recent fiscal year, the Board of Trustees held 6 meetings. Each Trustee attended at least 75% of such meetings.
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The Trustees were selected to join the Board based upon the following as to each Board member: such person’s character and integrity; such person’s willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Independent Trustee, his or her status as not being an “interested person” as defined under the 1940 Act; and, as to Mr. Taubes, his association with Pioneer. Each of the Independent Trustees also was selected to join the Board based on the criteria and principles set forth in the Nominating Committee Charter. In evaluating a Trustee’s prospective service on the Board, the Trustee’s experience in, and ongoing contributions toward, overseeing the fund’s business as a Trustee also are considered. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Bock, accounting, financial, business and public company experience as a chief financial officer and an executive officer and experience as a board member of other organizations; Mr. Friedman, academic leadership, economic and finance experience and investment company board experience; Ms. Graham, academic leadership, experience in business, finance and management consulting; Mr. Perna, accounting, financial, and business experience as an executive officer and experience as a board member of other organizations; Ms. Piret, accounting, financial and entrepreneurial experience as an executive, valuation experience and investment company board experience; and Mr. Taubes, portfolio management experience and leadership roles with Pioneer. However, in its periodic assessment of the effectiveness of the Board, the Board considers the complementary skills and experience of individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the fund.
The Trust’s Amended and Restated Agreement and Declaration of Trust provides that the appointment, designation (including in any proxy or registration statement or other document) of a Trustee as an expert on any topic or in any area, or as having experience, attributes or skills in any area, or any other appointment, designation or identification, shall not impose on that person any standard of care or liability that is greater than that imposed on that person as a Trustee in the absence of the appointment, designation or identification, and no Trustee who has special attributes, skills, experience or expertise, or is appointed, designated, or identified as aforesaid, shall be held to a higher standard of care by virtue thereof.
The Board of Trustees has five standing committees: the Independent Trustees Committee, the Audit Committee, the Governance and Nominating Committee, the Policy Administration Committee and the Valuation Committee. Each committee is chaired by an Independent Trustee and all members of each committee are Independent Trustees.
The Chairs of the committees work with the Chairman of the Board and fund management in setting the agendas for Board meetings. The Chairs of the committees set the agendas for committee meetings with input from fund management. As noted below, through the committees, the Independent Trustees consider and address important matters involving the fund, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet without the presence of management and are advised by independent legal counsel. The Board has determined that delegation to the committees of specified oversight responsibilities helps ensure that the fund has effective and independent governance and oversight. Notwithstanding the fact that the Chairman of the Board is an Independent Trustee, the Board continues to believe that the committee structure enables the Board more effectively to provide governance and oversight of the fund’s affairs. Mr. Perna, Chairman of the Board, is a member of each committee except the Audit Committee and the Valuation Committee, of each of which he is a non-voting, ex-officio member.
Independent Trustees Committee
David R. Bock, Benjamin M. Friedman, Margaret B.W. Graham, Lorraine H. Monchak, Thomas J. Perna (Chair), Marguerite A. Piret and Fred J. Ricciardi.
The Independent Trustees Committee is comprised of all of the Independent Trustees. The Independent Trustees Committee serves as the forum for consideration of a number of issues required to be considered separately by the Independent Trustees under the 1940 Act, including the assessment and review of the
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fund’s advisory agreement and other related party contracts. The Independent Trustees Committee also considers issues that the Independent Trustees believe it is advisable for them to consider separately from the Interested Trustees.
Audit Committee
David R. Bock (Chair), Benjamin M. Friedman, Lorraine H. Monchak and Marguerite A. Piret.
The Audit Committee, among other things, oversees the accounting and financial reporting policies and practices of the fund, oversees the quality and integrity of the fund’s financial statements, approves, and recommends to the Independent Trustees for their ratification, the engagement of the fund’s independent registered public accounting firm, reviews and evaluates the accounting firm’s qualifications, independence and performance, and approves the compensation of the accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the fund by the fund’s accounting firm and all permissible non-audit services provided by the fund’s accounting firm to Pioneer and any affiliated service providers of the fund if the engagement relates directly to the fund’s operations and financial reporting.
Governance and Nominating Committee
Margaret B.W. Graham (Chair), Thomas J. Perna and Fred J. Ricciardi.
The Governance and Nominating Committee considers governance matters affecting the Board and the fund. Among other responsibilities, the Governance and Nominating Committee reviews the performance of the Independent Trustees as a whole, and reviews and recommends to the Independent Trustees Committee any appropriate changes concerning, among other things, the size and composition of the Board, the Board’s committee structure and the Independent Trustees’ compensation. The Governance and Nominating Committee also makes recommendations to the Independent Trustees Committee or the Board on matters delegated to it.
In addition, the Governance and Nominating Committee screens potential candidates for Independent Trustees. Among other responsibilities, the Governance and Nominating Committee reviews periodically the criteria for Independent Trustees and the spectrum of desirable experience and expertise for Independent Trustees as a whole, and reviews periodically the qualifications and requisite skills of persons currently serving as Independent Trustees and being considered for re-nomination. The Governance and Nominating Committee also reviews the qualifications of any person nominated to serve on the Board by a shareholder or recommended by any Trustee, management or another person and makes a recommendation as to the qualifications of such nominated or recommended person to the Independent Trustees and the Board, and reviews periodically the Committee’s procedure, if any, regarding candidates submitted by shareholders. The Governance and Nominating Committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Independent Trustees to possess (other than qualities or skills that may be required by applicable law or regulation). However, in evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance and Nominating Committee will consider the following general criteria and principles, among any others that it may deem relevant:
•	whether the person has a reputation for integrity, honesty and adherence to high ethical standards;
•	whether the person has demonstrated business acumen and ability to exercise sound judgment in matters that relate to the objectives of the fund and whether the person is willing and able to contribute positively to the decision-making process of the fund;
•	whether the person has a commitment and ability to devote the necessary time and energy to be an effective Independent Trustee, to understand the fund and the responsibilities of a trustee of an investment company;
•	whether the person has the ability to understand the sometimes conflicting interests of the various constituencies of the fund and to act in the interests of all shareholders;
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•	whether the person has a conflict of interest that would impair his or her ability to represent the interests of all shareholders and to fulfill the responsibilities of a trustee; and
•	the value of diversity on the Board. The Governance and Nominating Committee Charter provides that nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law.
The Governance and Nominating Committee also will consider whether the nominee has the experience or skills that the Governance and Nominating Committee believes would maintain or enhance the effectiveness of the Independent Trustees’ oversight of the fund’s affairs, based on the then current composition and skills of the Independent Trustees and experience or skills that may be appropriate in light of changing business conditions and regulatory or other developments. The Governance and Nominating Committee does not necessarily place the same emphasis on each criterion.
The Governance and Nominating Committee does not have a formal policy for considering trustee nominees submitted by the fund’s shareholders. Nonetheless, the Nominating Committee may, on an informal basis, consider any shareholder recommendations of nominees that it receives.
Policy Administration Committee
Margaret B.W. Graham, Thomas J. Perna (Chair) and Fred J. Ricciardi.
The Policy Administration Committee, among other things, oversees and monitors the fund’s compliance with legal and regulatory requirements that are not directly related to financial reporting, internal financial controls, independent audits or the performance of the fund’s internal audit function. The Policy Administration Committee also oversees the adoption and implementation of certain of the fund’s policies and procedures.
Valuation Committee
David R. Bock, Benjamin M. Friedman, Lorraine H. Monchak and Marguerite A. Piret (Chair).
The Valuation Committee, among other things, determines with Pioneer the value of securities under certain circumstances and considers other matters with respect to the valuation of securities, in each case in accordance with the fund’s valuation procedures.
Oversight of risk management
Consistent with its responsibility for oversight of the fund in the interests of shareholders, the Board of Trustees oversees risk management of the fund’s investment management and business operations. In performing this oversight function, the Board considers various risks and risk management practices relating to the fund. The Board has delegated certain aspects of its risk oversight responsibilities to the committees.
The fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, enterprise risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. The goal of risk management is to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the fund.
Most of the fund’s investment management and business operations are carried out by or through Pioneer, its affiliates, and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.
Under the overall supervision of the Board or the applicable committee of the Board, the fund, or Pioneer and the affiliates of Pioneer or other service providers to the fund employ a variety of processes, procedures and controls in an effort to identify, address and mitigate risks. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the fund’s and Pioneer’s chief compliance officer and Pioneer’s chief risk officer and director of internal audit, as well as
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various personnel of Pioneer and of other service providers, make periodic reports to the applicable committee or to the Board with respect to various aspects of risk management. The reports received by the Trustees related to risks typically are summaries of relevant information. During the course of the most recent fiscal year, the Trustees increased the number of presentations from the directors of Internal Audit and Risk Management at Pioneer, as well as the Chief Operating Officer to whom they report, concerning the results and process of their responsibilities.
The Trustees recognize that not all risks that may affect the fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the fund’s goals, that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness, and that some risks are simply beyond the control of the fund or Pioneer and its affiliates or other service providers. As a result of the foregoing and other factors, the fund’s ability to manage risk is subject to substantial limitations.
In addition, it is important to note that the fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.
Compensation of officers and trustees
The Pioneer Funds, including the fund, compensate their Trustees. The Independent Trustees review and set their compensation annually, taking into consideration the committee and other responsibilities assigned to specific Trustees. The table under “Annual Fees, Expense and Other Information — Compensation of Officers and Trustees” sets forth the compensation paid to each of the Trustees. The compensation paid to the Trustees is then allocated among the funds as follows:
•	each fund with assets less than $250 million pays each Independent Trustee an annual fee of $1,000.
•	the remaining compensation of the Independent Trustees is allocated to each fund with assets greater than $250 million based on the fund’s net assets.
•	the Interested Trustees receive an annual fee of $500 from each fund, except in the case of funds with net assets of $50 million or less, which pay each Interested Trustee an annual fee of $200. Pioneer reimburses these funds for the fees paid to the Interested Trustees.
Except for the chief compliance officer, the fund does not pay any salary or other compensation to its officers. The fund pays a portion of the chief compliance officer's compensation for her services as the fund's chief compliance officer. Pioneer pays the remaining portion of the chief compliance officer's compensation.
See “Compensation of Officers and Trustees” in “Annual Fee, Expense and Other Information.”
Other information
The Agreement and Declaration of Trust provides that no Trustee, officer or employee of the fund shall be liable to the fund or any shareholder for any action, failure to act, error or mistake except in cases of bad faith, willful misfeasance, gross negligence or reckless disregard of duty. The Agreement and Declaration of Trust requires the fund to indemnify each Trustee, director, officer, employee and authorized agent to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee, or agent and against amounts paid or incurred by him in settlement thereof. The 1940 Act currently provides that no officer or director shall be protected from liability to the fund or shareholders for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office. The Agreement and Declaration of Trust extends to Trustees, officers and employees of the fund the full protection from liability that the law allows.
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4. Investment adviser
The fund has entered into an amended and restated management agreement (hereinafter, the “management contract”) with Pioneer pursuant to which Pioneer acts as the fund’s investment adviser. Pioneer is an indirect, wholly owned subsidiary of UniCredit. Certain Trustees or officers of the fund are also directors and/or officers of certain of UniCredit’s subsidiaries (see management biographies above). Pioneer has entered into an agreement with its affiliate, Pioneer Investment Management Limited (“PIML”), pursuant to which PIML provides certain services to Pioneer.
As the fund’s investment adviser, Pioneer provides the fund with investment research, advice and supervision and furnishes an investment program for the fund consistent with the fund’s investment objective and policies, subject to the supervision of the fund’s Trustees. Pioneer determines what portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the fund’s securities transactions, and reports to the Trustees on the fund’s investments and performance.
The management contract will continue in effect from year to year provided such continuance is specifically approved at least annually (i) by the Trustees of the fund or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (ii) in either event, by a majority of the Independent Trustees of the fund, with such Independent Trustees casting votes in person at a meeting called for such purpose.
The management contract may be terminated without penalty by the Trustees of the fund or by vote of a majority of the outstanding voting securities of the fund on not more than 60 days’ nor less than 30 days’ written notice to Pioneer, or by Pioneer on not less than 90 days’ written notice to the fund, and will automatically terminate in the event of its assignment (as defined in the 1940 Act) by Pioneer. The management contract is not assignable by the fund except with the consent of Pioneer.
The Trustees’ approval of and the terms, continuance and termination of the management contract are governed by the 1940 Act. Pursuant to the management contract, Pioneer assumes no responsibility other than to render the services called for under the management contract, in good faith, and Pioneer will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities or other transactions for the fund. Pioneer, however, is not protected against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the management contract. The management contract requires Pioneer to furnish all necessary services, facilities and personnel in connection with the performance of its services under the management contract, and except as specifically stated therein, Pioneer is not responsible for any of the fund’s ordinary and extraordinary expenses.
Advisory fee
As compensation for its management services and expenses incurred, the fund pays Pioneer a fee at the annual rate of 0.60% of the fund’s average daily net assets up to $10 billion and 0.575% of the fund’s average daily net assets over $10 billion. The fee is computed and accrued daily and paid monthly.
See the table in Annual Fee, Expense and Other Information for management fees paid to Pioneer during recently completed fiscal years.
Administration agreement
The fund has entered into an amended and restated administration agreement with Pioneer pursuant to which Pioneer acts as the fund’s administrator, performing certain accounting, administration and legal services for the fund. Pioneer is reimbursed for its cost of providing such services. The cost of providing these services is based on direct costs and costs of overhead, subject to review by the Board of Trustees.
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See “Annual Fee, Expense and Other Information” for fees the fund paid to Pioneer for administration and related services. In addition, Brown Brothers Harriman & Co. performs certain sub-administration services to the fund pursuant to an agreement with Pioneer and the fund.
Under the terms of the amended and restated administration agreement with the fund, Pioneer pays or reimburses the fund for expenses relating to its services for the fund, with the exception of the following, which are to be paid by the fund: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of Pioneer, or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors; (c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the fund; (d) issue and transfer taxes, chargeable to the fund in connection with securities transactions to which the fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the fund and/or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (g) all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the fund and the Trustees; (i) any distribution fees paid by the fund in accordance with Rule 12b-1 promulgated by the SEC pursuant to the 1940 Act; (j) compensation of those Trustees of the fund who are not affiliated with or interested persons of Pioneer, the fund (other than as Trustees), PIM-USA or the distributor; (k) the cost of preparing and printing share certificates; (l) interest on borrowed money, if any; (m) fees payable by the fund under management agreements and the administration agreement; and (n) extraordinary expenses. The fund shall also assume and pay any other expense that the fund, Pioneer or any other agent of the fund may incur not listed above that is approved by the Board of Trustees (including a majority of the Independent Trustees) as being an appropriate expense of the fund. The fund shall pay all fees and expenses to be paid by the fund under the sub-administration agreement with Brown Brothers Harriman & Co. In addition, the fund shall pay all brokers' and underwriting commissions chargeable to the fund in connection with securities transactions to which the fund is a party.
Potential conflicts of interest
The fund is managed by Pioneer, which also serves as investment adviser to other Pioneer mutual funds and other accounts (including separate accounts and unregistered products) with investment objectives identical or similar to those of the fund. Securities frequently meet the investment objectives of the fund, the other Pioneer mutual funds and such other accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each fund or account presently has in a particular industry and the availability of investment funds in each fund or account.
It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the Pioneer mutual funds or a private account managed by Pioneer seeks to acquire the same security at about the same time, the fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if Pioneer decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the fund. In the event more than one account purchases
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or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other Pioneer mutual funds may have the same or similar investment objectives and policies as the fund, their portfolios do not generally consist of the same investments as the fund or each other, and their performance results are likely to differ from those of the fund.
Personal securities transactions
The fund, Pioneer, and the distributor have adopted codes of ethics under Rule 17j-1 under the 1940 Act which is applicable to their officers, trustees/directors and designated employees. The code permits such persons to engage in personal securities transactions for their own accounts, including securities that may be purchased or held by the fund, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. The codes are on public file with and available from the SEC.
5. Other service providers
Distributor. _______________________________ (the “Distributor”) is the fund’s distributor. The Distributor distributes Creation Units of the fund, but does not maintain a secondary market in shares of the fund. The Distributor’s principal address is _______________________________.
The Distributor has entered into an agreement with Pioneer Funds Distributors Inc. (“PFD”) to provide marketing and sales support to the Fund. PFD is not compensated by the Distributor for such services.
Transfer and Dividend Disbursing Agent. [Name] serves as the transfer and dividend disbursing agent for the Trust. As transfer and dividend disbursing agent, [Name] is responsible for, among other matters, receiving and processing orders for the purchase and redemptions of Creation Units. The principal business address for [Name] is [Insert Address].
6. Shareholder servicing/transfer agent
The fund has contracted with Boston Financial Data Services, Inc., 2000 Crown Colony Drive, Quincy, Massachusetts, 02169, to act as shareholder servicing and transfer agent for the fund.
Under the terms of its contract with the fund, Boston Financial Data Services, Inc. services shareholder accounts, and its duties include: (i) processing sales, redemptions and exchanges of shares of the fund; (ii) distributing dividends and capital gains associated with the fund’s portfolio; and (iii) maintaining account records and responding to shareholder inquiries.
7. Custodian and sub-administrator
Brown Brothers Harriman & Co. (“BBH”), 50 Post Office Square, Boston, Massachusetts 02110, is the custodian of the fund’s assets. The custodian’s responsibilities include safekeeping and controlling the fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the fund’s investments.
BBH also performs certain fund accounting and fund administration services for the Pioneer Fund complex, including the fund. For performing such services, BBH receives fees based on complex-wide assets.
8. Independent registered public accounting firm
[ ], the fund’s independent registered public accounting firm, provides audit services, tax return review services, and assistance and consultation with respect to filings with the SEC.
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9. Portfolio management
Additional information about the portfolio managers
Other accounts managed by the portfolio managers
The table below indicates, for the portfolio managers of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of xxxxxxxx, 2017. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships, undertakings for collective investments in transferable securities (“UCITS”) and other non-U.S. investment funds and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager’s personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.
Name of Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed (000’s)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (000’s)
John A. Carey	Other Registered Investment Companies	x	$x	x	$x
	Other Pooled Investment Vehicles	x	$x	x	$x
	Other Accounts	x	$x	N/A	N/A
Walter Hunnewell Jr.	Other Registered Investment Companies	x	$x	x	$x
	Other Pooled Investment Vehicles	x	$x	x	$x
	Other Accounts	x	$x	N/A	N/A
Potential conflicts of interest
When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interest are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interest. See “Compensation of Portfolio Managers” below.
•	A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which
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there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts’ investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.
•	A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.
•	A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation.
•	A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.
•	If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.
Compensation of portfolio managers
Pioneer has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the portfolio managers with those of shareholders of the accounts (including Pioneer funds) the portfolio managers manage, as well as with the financial performance of Pioneer. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer
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seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and align the interests of the investment professional with those of shareholders, as well as with the financial performance of Pioneer. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:
•	Quantitative investment performance. The quantitative investment performance calculation is based on pre-tax investment performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund, is the Russell 1000 Value Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager’s competitive universe.
•	Qualitative performance. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.
•	Pioneer results and business line results. Pioneer’s financial performance, as well as the investment performance of its investment management group, affect a portfolio manager’s actual bonus by a leverage factor of plus or minus (+/–) a predetermined percentage.
The quantitative and qualitative performance components comprise 80% and 20%, respectively, of the overall bonus calculation (on a pre-adjustment basis). A portion of the annual bonus is deferred for a specified period and may be invested in one or more Pioneer funds.
Certain portfolio managers participate in other programs designed to reward and retain key contributors. Senior executives or other key employees are granted performance units based on the stock price performance of UniCredit and the financial performance of Pioneer Global Asset Management S.p.A., which are affiliates of Pioneer. Portfolio managers also may participate in a deferred compensation program, whereby deferred amounts are invested in one or more Pioneer funds.
Share ownership by portfolio managers
The following table indicates as of xxxxxxxx, 2017 the value, within the indicated range, of shares beneficially owned by the portfolio managers of the fund.
Name of Portfolio Manager	Beneficial Ownership of the Fund*
John A. Carey	x
Walter Hunnewell Jr.	x
*	Key to Dollar Ranges
A.	None
B.	$1 – $10,000
C.	$10,001 – $50,000
D.	$50,001 – $100,000
E.	$100,001 – $500,000
F.	$500,001 – $1,000,000
G.	Over $1,000,000
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10. Portfolio transactions
All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by Pioneer pursuant to authority contained in the fund’s management contract. Pioneer seeks to obtain overall best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Pioneer considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer’s execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the U.S.).
Pioneer may select broker-dealers that provide brokerage and/or research services to the fund and/or other investment companies or other accounts managed by Pioneer over which it or its affiliates exercise investment discretion. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, if Pioneer determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Pioneer maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of the fund and other investment companies or accounts managed by Pioneer are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Pioneer believes that no exact dollar value can be calculated for such services.
The research received from broker-dealers may be useful to Pioneer in rendering investment management services to the fund as well as other investment companies or other accounts managed by Pioneer, although not all such research may be useful to the fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Pioneer in carrying out its obligations to the fund. The receipt of such research enables Pioneer to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.
The fund may participate in third-party brokerage and/or expense offset arrangements to reduce the fund’s total operating expenses. Pursuant to third-party brokerage arrangements, the fund may incur lower expenses by directing brokerage to third-party broker-dealers which have agreed to use part of their commission to pay the fund’s fees to service providers unaffiliated with Pioneer or other expenses. Since the commissions paid to the third party brokers reflect a commission cost that the fund would generally expect to incur on its brokerage transactions but not necessarily the lowest possible commission, this arrangement is intended to reduce the fund’s operating expenses without increasing the cost of its brokerage commissions. Since use of such directed brokerage is subject to the requirement to achieve best execution in connection with the fund’s brokerage transactions, there can be no assurance that such arrangements will be utilized. Pursuant to expense offset arrangements, the fund may incur lower transfer agency expenses due to interest earned on cash held with the transfer agent. See “Financial highlights” in the prospectus.
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See the table in “Annual Fee, Expense and Other Information” for aggregate brokerage and underwriting commissions paid by the fund in connection with its portfolio transactions during recently completed fiscal years. The Board of Trustees periodically reviews Pioneer’s performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund.
11. Description of shares
As an open-end management investment company, the fund continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareholder at the next determined net asset value per share. See “Buying and selling shares.” When issued and paid for in accordance with the terms of the prospectus and statement of additional information, shares of the fund are fully paid and non-assessable. Shares will remain on deposit with the fund’s transfer agent and certificates will not normally be issued.
The Trust
The Trust’s operations are governed by the Amended and RestatedAgreement and Declaration of Trust, dated as of July 1, 2008 (referred to in this section as the declaration). A copy of the Trust’s Certificate of Trust dated as of January 8, 1998, is on file with the office of the Secretary of State of Delaware.
Delaware law provides a statutory framework for the powers, duties, rights and obligations of the board (referred to in this section as the trustees) and shareholders of the Delaware statutory trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the declaration. Some of the more significant provisions of the declaration are described below.
Shareholder voting
The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Delaware law, actions by the trustees without seeking the consent of shareholders. The trustees may, without shareholder approval, where approval of shareholders is not otherwise required under the 1940 Act, merge or consolidate the Trust into other entities, reorganize the Trust or any series or class into another trust or entity or a series or class of another entity, sell the assets of the Trust or any series or class to another entity, or a series or class of another entity, or terminate the Trust or any series or class.
The fund is not required to hold an annual meeting of shareholders, but the fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration gives the board the flexibility to specify either per share voting or dollar-weighted voting. Under per share voting, each share of the fund is entitled to one vote. Under dollar-weighted voting, a shareholder’s voting power is determined, not by the number of shares the shareholder owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.
Election and removal of trustees
The declaration provides that the trustees may establish the number of trustees and that vacancies on the board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The declaration also provides that a mandatory retirement age may be set by action of two-thirds of the trustees and that trustees may be removed at any time or for any reason by a majority of the board or by a majority of the outstanding shareholders of the Trust.
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Amendments to the declaration
The trustees are authorized to amend the declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been shareholders, trustees, officers or, employees of the trust or that limit the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.
Issuance and redemption of shares
The fund may issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. The fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the trustees, including, for example, if the shareholder fails to provide the fund with identification required by law, or if the fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.
Disclosure of shareholder holdings
The declaration specifically requires shareholders, upon demand, to disclose to the fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the fund may disclose such ownership if required by law or regulation.
Small accounts
The declaration provides that the fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the declaration permits the fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.
Series and classes
The declaration provides that the trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The trustees may change any of those features, terminate any series or class, combine series with other series in the trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.
Each share of the fund, as a series of the Trust, represents an interest in the fund only and not in the assets of any other series of the Trust.
Shareholder, trustee and officer liability
The declaration provides that shareholders are not personally liable for the obligations of the fund and requires a fund to indemnify a shareholder against liability arising solely from the shareholder’s ownership of shares in the fund. In addition, the fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The declaration also provides that no Trustee, officer or employee of the Trust owes any duty to any person (including without limitation any shareholder), other than the Trust or any series. The declaration further provides that no trustee, officer or employee of the fund shall be liable to the fund or any shareholder for any action, failure to act, error or mistake except in cases of bad faith, willful misfeasance, gross negligence or reckless disregard of duty. The declaration requires the fund to indemnify each trustee, director, officer, employee and authorized agent to the fullest
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extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a trustee, director, officer, employee, or agent and against amounts paid or incurred by him in settlement thereof. The 1940 Act currently provides that no officer or director shall be protected from liability to the fund or shareholders for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office. The declaration extends to trustees, officers and employees of the fund the full protection from liability that the law allows.
The declaration provides that the appointment, designation or identification of a trustee as chairperson, a member of a committee, an expert, lead independent trustee, or any other special appointment, designation or identification shall not impose any heightened standard of care or liability on such trustee.
Derivative and direct actions
The declaration provides a detailed process for the bringing of derivative or direct actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the fund’s trustees. The declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the fund, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the fund. The declaration further provides that shareholders owning shares representing at least 10% of the voting power of the affected fund must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the fund in connection with the consideration of the demand, if a court determines that the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the shareholders bringing the action may be responsible for the fund’s costs, including attorneys’ fees, if a court determines that the action was brought without reasonable cause or for an improper purpose.
The declaration provides that no shareholder may bring a direct action claiming injury as a shareholder of the Trust, or any series or class thereof, where the matters alleged (if true) would give rise to a claim by the Trust or by the Trust on behalf of a series or class, unless the shareholder has suffered an injury distinct from that suffered by the shareholders of the Trust, or the series or class, generally. Under the declaration, a shareholder bringing a direct claim must be a shareholder of the series or class with respect to which the direct action is brought at the time of the injury complained of, or have acquired the shares afterwards by operation of law from a person who was a shareholder at that time.
The declaration further provides that the fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the fund is obligated to pay shall be calculated using reasonable hourly rates. The declaration also requires that actions by shareholders against the fund be brought only in federal court in Boston, Massachusetts, or if not permitted to be brought in federal court, then in state court in Boston, Massachusetts, and that shareholders have no right to jury trial for such actions.
The declaration also provides that shareholders have no rights, privileges, claims or remedies under any contract or agreement entered into by the Trust with any service provider or other agent or contract with the Trust, including, without limitation, any third party beneficiary rights, except as may be expressly provided in any service contract or agreement.
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12. Buying and selling shares
Purchase and Redemption of Creation Units.
The Trust issues and redeems fund shares only in specified large aggregations of shares called “Creation Units.” A discussion of the purchase and redemption of Creation Units is contained in the Prospectus under “Fund Summary – Purchases and Sales of Fund Shares” and “Buying and Selling Shares.” The discussion below supplements, and should be read in conjunction with, such sections of the prospectus.
Authorized Participants. All orders to purchase or redeem Creation Units must be placed with the fund by or through an “Authorized Participant,” which is either: (a) a “participating party” (i.e., a Broker or other participant in the Continuous Net Settlement (“CNS”) System of the NSCC) or (b) a participant in the DTC system (“DTC Participant”), which in any case has executed an agreement with the Distributor (“Participant Agreement”). An investor does not have to be an Authorized Participant to transact in Creation Units, but must place an order through and make appropriate arrangements with an Authorized Participant.
Timing. Fund shares are not authorized for sale outside of the United States, its territories and possessions without the prior written consent of the fund. Creation Units are issued and redeemed each Business Day at the NAV per share next determined after an order in proper form is received by the fund or its agent. Validly submitted orders to purchase or redeem Creation Units on each Business Day will be accepted until the New York Stock Exchange (“NYSE”) market closes (the “Order Cut-Off Time”), generally 4:00 p.m. Eastern time, on the Business Day that the order is placed (the “Transmittal Date”). All orders must be received no later than the Order Cut-Off Time in order to receive the NAV determined on the Transmittal Date. Creation Units may be issued and redeemed through the delivery of cash, securities or other instruments specified by the fund, or a combination thereof.
The fund may require that Custom Orders (as defined below) be received no later than one hour prior to the Order Cut-Off Time. When the NASDAQ Stock Market LLC (“Listing Exchange”) or bond markets close earlier than normal, the fund may require orders for Creation Units to be placed earlier in the Business Day. Orders to purchase fund shares invested in fixed-income instruments may not be accepted on any day when the bond markets are closed.
Investors must accumulate enough fund shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the fund. There can be no assurance that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of fund shares to constitute a redeemable Creation Unit. All requests for redemption must be preceded or accompanied by the requisite number of fund shares, which delivery will generally be made through the DTC Process.
As noted under “Taxes,” a fund has the right to reject an order for Creation Units if the creator (or group of creators) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of a fund and if, pursuant to Section 351 of the Code, the fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. A fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.
Payment. To keep trading costs low and to enable the fund to be as fully invested as possible, the fund generally expects to issue and redeem Creation Units in kind through the delivery of securities and/or other portfolio instruments, rather than cash, to the extent practicable. Creations and redemptions may be effected partially or entirely in cash when in-kind delivery is not practicable or deemed not in the best interests of shareholders.
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Subject to certain exceptions described below, the Basket (“Basket” means the basket of securities, other instruments and/or cash that the fund specifies each Business Day and for which it issues and redeems Creation Units) instruments paid or received by the fund will be the same for all purchasers and redeemers of Creation Units on a given Business Day. Basket instruments may include cash, securities and/or other transferable investment assets. Each security included in the Basket will be a current holding of the fund. To the extent there is a difference between the NAV of a Creation Unit and the aggregate market value of the Basket instruments exchanged for the Creation Unit, the party conveying the lower value will pay to the other an amount in cash equal to that difference (the “Balancing Amount”).
To preserve the confidentiality of the fund’s trading activities, the investment adviser anticipates that the Basket will normally not be a pro rata slice of the fund’s portfolio positions. Rather, instruments being acquired will generally be excluded from the Basket until their purchase is completed and instruments being sold may not be removed from the Basket until the sale program is substantially completed. Further, when deemed by the investment adviser to be in the best interest of the fund and its shareholders, other portfolio positions may be excluded from the Basket. Whenever portfolio positions are excluded from the Basket, the Basket may include proportionately more cash than is in the portfolio, with such additional cash substituting for the excluded portfolio positions.
The fund may permit an Authorized Participant to deposit or receive, as applicable, cash in lieu of some or all of the Basket instruments, solely because: (a) such instruments are, in the case of the purchase of a Creation Unit, not available in sufficient quantity; (b) such instruments are not eligible for trading by the Authorized Participant or the investor on whose behalf the Authorized Participant is acting; or (c) a holder of fund shares investing in foreign instruments would be subject to unfavorable income tax treatment if the holder received redemption proceeds in kind. No other Basket substitutions will be permitted. A “Custom Order” is any purchase or redemption of Shares made in whole or in part on a cash basis as described in clause (a) or (b) of this paragraph. In addition, the fund may require purchases and redemptions on a given Business Day to be made entirely on a cash basis. In such an instance, the fund will announce, before the open of trading on such day, that all purchases, all redemptions or all purchases and redemptions on that day will be made entirely in cash. The fund may also determine, upon receiving a purchase or redemption order from an Authorized Participant, to require the purchase or redemption, as applicable, to be made entirely in cash.
Each Business Day, before the open of trading on the Listing Exchange, the investment adviser will cause the Basket, including the names and quantities of the securities, cash and other instruments in the Basket and the estimated Balancing Amount for that day to be disseminated through the National Securities Clearing Corporation (“NSCC”), a clearing agency registered with the SEC and affiliated with the Depository Trust Company (“DTC”). The Basket will also be posted to the fund’s website. The published Basket will apply until a new Basket is announced, and there will be no intraday changes to the Basket except to correct errors in the published Basket. The investment adviser will also make available on a daily basis information about the previous day’s Balancing Amount.
Clearance and Settlement. Orders for purchases and redemptions of Creation Units will be processed either through an enhanced clearing process or through a manual clearing process. The NSCC/CNS system for effecting in-kind purchases and redemptions of ETFs (the “NSCC Process”) simplifies the transfer of a basket of securities between two parties by treating all of the securities that constitute the basket as a single unit.
There are limitations on investors’ ability to use the NSCC Process. First, it is available only to those DTC Participants that also are participants in the CNS System of the NSCC. Other DTC Participants must use a manual clearing process (the “DTC Process”), involving a line-by-line movement of each transferred position, which is available to all DTC Participants. Because the DTC Process involves the movement of individual positions, while the NSCC Process can act on instructions regarding the movement of one unitary basket that automatically processes the movement of multiple securities, DTC may charge the
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Fund more than NSCC to settle purchases and/or redemptions of Creation Units. Further, the NSCC Process is generally only available for transactions involving domestic equity securities and certain domestic income securities. Thus, it may only be used in connection with in-kind transactions for Fund Creation Units that include only eligible securities in their Basket.
Orders for purchases and redemptions of Creation Units that include foreign instruments in their Basket will not go through either the NSCC Process or the DTC Process. Rather, such transactions will go through the fund’s custodian and its sub-custodian network. Once such a creation order has been placed with the fund or its agent, the Transfer Agent will inform the investment adviser and the fund’s custodian. The custodian will then inform the appropriate sub-custodians. In connection with a creation, the Authorized Participant will deliver to the appropriate sub-custodians, on behalf of itself or the beneficial owner on whose behalf it is acting, the Basket instruments as determined according to the procedures described above. The sub-custodians will confirm to the custodian that the purchase consideration has been delivered, and the custodian will notify the investment adviser and Distributor of the delivery. After shares have been instructed to be delivered, the Distributor will furnish the purchaser with a confirmation and a prospectus (if necessary). For a redemption, the same process proceeds in reverse.
In-kind transactions in Creation Units involving fixed-income instruments that do not use the DTC Process will generally clear and settle as follows: Basket securities that are U.S. government or U.S. agency securities and any cash will settle via free delivery through the Federal Reserve System; Basket securities that are non-U.S. fixed-income securities will settle in accordance with the normal rules for settlement of such securities in the applicable non-U.S. market. Fund shares will settle through DTC. The custodian will monitor the movement of the underlying Basket instruments and will instruct the movement of shares only upon validation that such instruments have settled correctly. The settlement of fund shares will be aligned with the settlement of the underlying Basket and, except as discussed below with respect to Basket instruments traded in foreign markets, will generally occur no later than the third Business Day following the day on which an order is deemed received by the Distributor.
Orders for purchases and redemptions of Creation Units that include foreign instruments in their Basket may be on a basis other than the third Business Day following receipt in good order in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates or under certain other circumstances. The ability of the Trust to effect in-kind purchases and redemptions within three Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement periods. The securities delivery cycles currently practicable for transferring portfolio securities to redeeming shareholders, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for the funds, in certain circumstances. The holidays applicable to the fund that include foreign instruments in their basket during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices could affect the information set forth herein at some time in the future. Because the portfolio securities of the fund may trade on days that the fund’s Listing Exchange is closed or on days that are not Business Days for the
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fund, shareholders may not be able to redeem their shares of the fund, or to purchase and sell shares of the fund on the Listing Exchange, on days when the NAV of the fund could be significantly affected by events in the relevant non-U.S. markets.
Delivery. The Transfer Agent will transmit all purchase orders received from Authorized Participants to the fund. After the fund has accepted a purchase order and received delivery of the purchase consideration, NSCC or DTC, as applicable, will instruct the fund to initiate delivery of the appropriate number of shares to the book-entry account specified by the Authorized Participant. Delivery of Creation Units by the fund is expected to occur within the normal settlement cycle, currently no later than the third Business Day following the day on which an order is deemed to be received by the Transfer Agent. The Transfer Agent will issue or cause the issuance of confirmations of acceptance. The Distributor will be responsible for delivering a prospectus to Authorized Participants purchasing Creation Units. The Transfer Agent and Distributor will maintain records of both the orders placed with it and the confirmations of acceptance furnished by it.
Shares will not normally be issued to a purchasing Authorized Participant until after the transfer to the fund of good title to the Basket instruments required to be delivered in connection with the purchase. However, shares may be transferred in advance of receipt by the fund of all or a portion of the applicable Basket instrument(s) as described further below. In these circumstances, the Authorized Participant will be required to transfer the available Basket instruments plus cash in an amount equal to 115% of the market value of any undelivered Basket instrument(s) (the “Additional Cash Deposit”). Each Creation Unit order shall be deemed to be received on the Business Day on which the order is placed, provided that the order is placed in proper form prior to the Order Cut-Off Time on such date and cash in the appropriate amount is deposited with the Fund’s custodian by the time designated by the Fund’s custodian on settlement date. If the order is not placed in proper form by the Order Cut-Off Time or federal funds in the appropriate amount are not received by the time designated by the fund’s custodian on settlement date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the fund for losses, if any, resulting therefrom.
As noted above, an additional amount of cash shall be required to be deposited with the fund, pending delivery of the missing Basket instrument(s) in an amount equal to at least 115% of the daily marked to market value of the missing Basket instrument(s). In the event that additional cash is not paid, the fund may use the cash on deposit to purchase the missing Basket instrument(s). The Authorized Participant will be liable to the fund for the costs incurred by the fund in connection with any such purchases and the Authorized Participant shall be liable to the fund for any shortfall between the cost to the fund of purchasing any missing Basket instrument(s) and the value of the collateral. These costs will be deemed to include the amount by which the actual purchase price of the Basket instrument(s) exceeds the market value of such Basket instruments on the day the Creation Unit order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The fund will return any unused portion of the Additional Cash Deposit once all of the missing Basket instrument(s) have been properly received by the Custodian or purchased by the fund and deposited into the fund’s account with the fund’s Custodian.
In connection with taking delivery of shares of securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the securities are customarily traded, to which account such securities will be delivered. Deliveries of redemption proceeds generally will be made within three Business Days of the trade date.
Redemptions of shares for fund securities will be subject to compliance with applicable federal and state securities laws and the fund reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific fund securities upon redemptions or could not do so without first registering fund securities under such laws. A redeeming investor that is subject to a legal restriction with
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respect to a particular security included in the fund’s Basket instruments may be paid an equivalent amount of cash. The Authorized Participant through which such a redeeming investor transacts may request that the redeeming investor complete an order form or enter into agreements with respect to such matters as compensating cash payment. Further, a redeeming investor that is not a “qualified institutional buyer” (“QIB”), as such term is defined under Rule 144A under the 1933 Act, will not be able to receive fund securities that are restricted securities eligible for resale under Rule 144A. A redeeming investor may be required by the Trust to provide a written confirmation with respect to QIB status in order to receive fund securities.
The right of redemption may be suspended or the date of payment postponed with respect to the fund (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of fund shares or determination of the NAV of the shares is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC.
Transaction Fees. Orders for Creation Units are subject to transaction fees. See “Buying and Selling Shares – Transaction Fees” in the Prospectus.
Order Rejection. The fund and/or the Transfer Agent may reject any order that is not in proper form. Further, the fund may reject a purchase order transmitted to it if, for example: (a) the purchaser or group of related purchasers, upon obtaining the Creation Units, would own 80% or more of outstanding fund shares; (b) the acceptance of the Basket would have certain adverse tax consequences, such as causing the fund to no longer meet the requirements of a regulated investment company under the Code; (c) the acceptance of the Basket would, in the opinion of the Trust, be unlawful, as in the case of a purchaser who is banned from trading in securities; (d) the acceptance of the Basket would otherwise, in the discretion of the Trust or the investment adviser, have an adverse effect on the fund or its shareholders; or (e) there exist circumstances outside the control of the fund that make it impossible to process purchases of Creation Units for all practical purposes. Examples of such circumstances include: acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the fund, the investment adviser, the transfer agent, the custodian, the Distributor, DTC, NSCC or any other participant in the purchase process; and similar extraordinary events.
Required Early Acceptance of Orders. Notwithstanding the foregoing, Authorized Participants may be notified that the Order Cut-Off Time may be earlier on a particular Business Day.
Exchange Listing and Trading. A discussion of exchange listing and trading matters associated with an investment in the fund is contained in the Prospectus under “Fund Summary – Purchases and Sales of Fund Shares” and “Buying and Selling Shares.” The discussion below supplements, and should be read in conjunction with, such sections of the prospectus.
The fund’s shares are listed for trading on the Listing Exchange, and trade thereon at prices that are directly linked to the fund’s next end-of-day NAV (“NAV-Based Trading”). Shares may also be bought and sold on other national securities exchanges and alternative trading systems that have obtained appropriate licenses, adopted applicable rules and developed systems to support trading in Fund shares. In NAV-Based Trading, all trades are executed at the next NAV, plus or minus a trading cost (i.e., a premium or discount to NAV) determined at the time of trade execution. For each trade, the final transaction price is determined once NAV is computed. Buyers will not know the value of their purchases and sales until the end of the trading day.
Although share prices will be quoted throughout the day relative to NAV, there is not a fixed relationship between trading prices and NAV. Instead, the premium or discount to NAV at which Share transactions are executed is locked in at the time of trade execution, and will depend on market factors, including the
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balance of supply and demand for shares among investors, transaction fees and other costs associated with creating and redeeming Creation Units of shares, competition among market makers, the Share inventory positions and inventory strategies of market makers, and the volume of share trading. Reflecting these and other market factors, prices for shares in the secondary market may be above, at or below NAV. The fund does not offer the opportunity to transact intraday at prices determined at time of trade execution.
There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of fund shares will continue to be met.
The Listing Exchange may, but is not required to, remove fund shares from listing if: (i) following the initial twelve-month period after commencement of trading of the fund, there are fewer than 50 beneficial holders of the shares for 30 or more consecutive trading days; (ii) the fund’s IIV or NAV is no longer calculated or its IIV, NAV or Basket composition is no longer available to all market participants at the same time; (iii) the fund has failed to submit any filings required by the SEC or if the Listing Exchange is aware that the fund is not in compliance with the conditions of any exemptive order or no-action relief granted by the SEC with respect to the fund; or (iv) such other event shall occur or condition exists that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. In addition, the Listing Exchange will remove the fund shares from listing and trading upon termination of the Trust or the fund.
Book Entry Only System. The following information supplements and should be read in conjunction with “Buying and Selling Shares” in the prospectus.
DTC acts as securities depositary for fund shares. Fund shares are represented by securities registered in the name of DTC or its nominee, CEDE & Co., and deposited with, or on behalf of, DTC. Certificates will not be issued for fund shares.
DTC, a limited-purpose trust company, was created to hold securities of DTC Participants and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).
Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.
Conveyance of all notices, statements and other communications to Beneficial Owners is affected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the fund shares held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to
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such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Payment of fund distributions shall be made to DTC or its nominee, [Insert nominee name], as the registered holder of all fund shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in fund shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is the case for securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may determine to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Listing Exchange.
Additional payments to financial intermediaries
Pioneer or one or more of its affiliates (collectively, “Pioneer Affiliates”) may make additional payments to financial intermediaries in connection with the promotion and sale of shares of Pioneer funds. Pioneer Affiliates make these payments from their own resources, which include resources that derive from compensation for providing services to the Pioneer funds. These additional payments are described below. The categories described below are not mutually exclusive. The same financial intermediary may receive payments under more than one or all categories. Many financial intermediaries that sell shares of Pioneer funds receive one or more types of these payments. The financial intermediary typically initiates requests for additional compensation. Pioneer negotiates these arrangements individually with financial intermediaries and the amount of payments and the specific arrangements may differ significantly. A financial intermediary also may receive different levels of compensation with respect to sales or assets attributable to different types of clients of the same intermediary or different Pioneer funds. Where services are provided, the costs of providing the services and the overall array of services provided may vary from one financial intermediary to another. Pioneer Affiliates do not make an independent assessment of the cost of providing such services. While the financial intermediaries may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in servicing its clients, the financial intermediary may earn a profit on these payments, since the amount of the payment may exceed the financial intermediary’s costs. In this context, “financial intermediary” includes any broker, dealer, bank (including bank trust departments), insurance company, transfer agent, registered investment adviser, financial planner, retirement plan administrator and any other financial intermediary having a selling, administrative and shareholder servicing or similar agreement with a Pioneer Affiliate.
A financial intermediary’s receipt of additional compensation may create conflicts of interest between the financial intermediary and its clients. Each type of payment discussed below may provide your financial intermediary with an economic incentive to actively promote the Pioneer funds over other mutual funds or cooperate with the distributor’s promotional efforts. The receipt of additional compensation for Pioneer Affiliates may be an important consideration in a financial intermediary’s willingness to support the sale
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of the Pioneer funds through the financial intermediary’s distribution system. Pioneer Affiliates are motivated to make the payments described above since they promote the sale of Pioneer fund shares and the retention of those investments by clients of financial intermediaries. In certain cases these payments could be significant to the financial intermediary. The financial intermediary may charge additional fees or commissions other than those disclosed in the prospectus. Financial intermediaries may categorize and disclose these arrangements differently than Pioneer Affiliates do. To the extent financial intermediaries sell more shares of the funds or retain shares of the funds in their clients’ accounts, Pioneer Affiliates benefit from the incremental management and other fees paid to Pioneer Affiliates by the funds with respect to those assets.
Revenue sharing payments
Pioneer Affiliates make revenue sharing payments as incentives to certain financial intermediaries to promote and sell shares of Pioneer funds. The benefits Pioneer Affiliates receive when they make these payments include, among other things, entry into or increased visibility in the financial intermediary’s sales system, participation by the intermediary in the distributor’s marketing efforts (such as helping facilitate or providing financial assistance for conferences, seminars or other programs at which Pioneer personnel may make presentations on the funds to the intermediary’s sales force), placement on the financial intermediary’s preferred fund list, and access (in some cases, on a preferential basis over other competitors) to individual members of the financial intermediary’s sales force or management. Revenue sharing payments are sometimes referred to as “shelf space” payments because the payments compensate the financial intermediary for including Pioneer funds in its fund sales system (on its “shelf space”). Pioneer Affiliates also may pay financial intermediaries “finders’” or “referral” fees for directing investors to the Pioneer funds. Pioneer Affiliates compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary.
The revenue sharing payments Pioneer Affiliates make may be calculated on sales of shares of Pioneer funds (“Sales-Based Payments”); although there is no policy limiting the amount of Sales-Based Payments any one financial intermediary may receive, the total amount of such payments normally does not exceed 0.25% per annum of those assets. Such payments also may be calculated on the average daily net assets of the applicable Pioneer funds attributable to that particular financial intermediary (“Asset-Based Payments”); although there is no policy limiting the amount of Asset-Based Payments any one financial intermediary may receive, the total amount of such payments normally does not exceed 0.16% per annum of those assets. Sales-Based Payments primarily create incentives to make new sales of shares of Pioneer funds and Asset-Based Payments primarily create incentives to retain previously sold shares of Pioneer funds in investor accounts. Pioneer Affiliates may pay a financial intermediary either or both Sales-Based Payments and Asset-Based Payments.
Administrative and processing support payments
Pioneer Affiliates also may make payments to certain financial intermediaries that sell Pioneer fund shares for certain administrative services, including record keeping and sub-accounting shareholder accounts, to the extent that the funds do not pay for these costs directly. Pioneer Affiliates also may make payments to certain financial intermediaries that sell Pioneer fund shares in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that Pioneer Affiliates may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial intermediary’s mutual fund trading system.
Other payments
From time to time, Pioneer Affiliates, at their expense, may provide additional compensation to financial intermediaries which sell or arrange for the sale of shares of the Pioneer funds. Such compensation provided by Pioneer Affiliates may include financial assistance to financial intermediaries that enable
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Pioneer Affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. Pioneer Affiliates make payments for entertainment events they deem appropriate, subject to Pioneer Affiliates’ guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.
As of xxxxxxxxx, 20xx, Pioneer anticipates that the following broker-dealers or their affiliates will receive additional payments as described in the fund’s prospectus and statement of additional information:
Please contact your financial intermediary for details about any payments it receives from Pioneer Affiliates or the funds, as well as about fees and/or commissions it charges.
13. Pricing of shares
Net asset value. The net asset value per share of the fund is determined as of the scheduled close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) on each day on which the Exchange is open for trading. As of the date of this statement of additional information, the Exchange is open for trading every weekday except for the days the following holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of the fund is also determined on any other day on which the level of trading in its portfolio securities is sufficiently high that the current net asset value per share might be materially affected by changes in the value of its portfolio securities. The fund is not required to determine its net asset value per share on any day on which no purchase orders in good order for fund shares are received and no shares are tendered and accepted for redemption.
Ordinarily, investments in debt securities are valued on the basis of information furnished by a pricing service which utilizes primarily a matrix system (which reflects such factors as security prices, yields, maturities and ratings), supplemented by dealer and exchange quotations. Other securities are valued at the last sale price on the principal exchange or market where they are traded. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the current bid and asked prices.
Securities quoted in foreign currencies are converted to U.S. dollars utilizing foreign exchange rates employed by the fund’s independent pricing services. Generally, trading in non U.S. securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. The values of such securities used in computing the net asset value of the fund’s shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the Exchange and will therefore not be reflected in the computation of the fund’s net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any international securities owned by the fund could change on a day you cannot buy or sell shares of the fund.
When prices determined using the foregoing methods are not available or are considered by Pioneer to be unreliable, the fund uses fair value methods to value its securities in accordance with procedures approved by the fund's trustees. The fund also may use fair value pricing methods to value its securities, including a non-U.S. security, when Pioneer determines that prices determined using the foregoing methods no longer accurately reflect the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. Valuing securities using fair value methods may cause the net
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asset value of the fund’s shares to differ from the net asset value that would be calculated using closing market prices. In connection with making fair value determinations of the value of fixed income securities, the fund may use a pricing matrix. The prices used for these securities may differ from the amounts received by the fund upon sale of the securities, and these differences may be substantial.
The net asset value per share of the fund is computed by taking the value of all of the fund’s assets, less the fund’s liabilities, and dividing the result by the number of outstanding shares. For purposes of determining net asset value, expenses of the fund are accrued daily and taken into account.
Intraday indicative values. The Trust will arrange for the continuous calculation by an independent third party and publication throughout the regular trading session of the Listing Exchange (generally 9:30 a.m. to 4:00 p.m. Eastern time) each business day of the intraday indicative value (“IIV”) of the fund’s shares. IIVs are calculated based on the current market trading prices of the fund’s underlying holdings and disseminated at periodic intervals of not more than 15 minutes. The purpose of IIVs is to help investors to estimate that day’s closing net asset value so they can determine the number of shares to buy or sell if they want to trade an approximate dollar amount. Because IIVs will generally differ from the end-of-day net asset value of the fund, they cannot be used to calculate with precision the dollar value of a prescribed number of shares to be bought or sold. Investors should understand that fund transaction prices are based on closing net asset values, and that net asset values may vary significantly from IIVs during periods of market volatility.
14. Tax status
The fund is treated as a separate entity for U.S. federal income tax purposes. The fund intends to elect to be treated, and intends to qualify each year, as a “regulated investment company” under Subchapter M of the Code, so that it will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, the fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the “90% income test”) and (ii) diversify its holdings so that, at the end of each quarter of each taxable year:
(a) at least 50% of the value of the fund’s total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the fund’s total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.
For purposes of the 90% income test, the character of income earned by certain entities in which the fund invests that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships other than certain publicly traded partnerships or trusts that have not elected to be classified as corporations under the “check-the-box” regulations) will generally pass through to the fund. Consequently, in order to qualify as a regulated investment company, the fund may be required to limit its equity investments in such entities that earn fee income, rental income or other nonqualifying income.
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If the fund qualifies as a regulated investment company and properly distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest income, if any, over certain disallowed deductions, the fund generally will not be subject to U.S. federal income tax on any income of the fund, including “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the fund meets such distribution requirements, but chooses to retain some portion of its taxable income or gains, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. The fund intends to distribute at least annually all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), net tax-exempt interest income, and net capital gain. If, for any taxable year, the fund does not qualify as a regulated investment company or does not satisfy the 90% distribution requirement, it will be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by the fund to tax at the corporate level and to a further tax at the shareholder level when such income is distributed. Under certain circumstances, the fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so, the fund may incur significant fund-level taxes and may be forced to dispose of certain assets.
Under the Code, the fund will be subject to a nondeductible 4% U.S. federal excise tax on a portion of its undistributed ordinary income and capital gain net income if it fails to meet certain distribution requirements with respect to each calendar year and year ending October 31, respectively. The fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.
The fund generally distributes any net short- and long-term capital gains in November. The fund generally pays dividends from any net investment income (excluding capital gains) quarterly during March, June, September, and December. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the fund to avoid U.S. federal income or excise tax.
For U.S. federal income tax purposes, all dividends generally are taxable whether a shareholder takes them in cash or a financial intermediary reinvests them in additional shares of the fund. In general, assuming that the fund has sufficient earnings and profits, dividends from net investment income and net short-term capital gains are taxable either as ordinary income or, if certain conditions are met, as “qualified dividend income,” taxable to individual and certain other noncorporate shareholders at U.S. federal income tax rates of up to 20%.
In general, dividends may be reported by the fund as qualified dividend income if they are attributable to qualified dividend income received by the fund. Qualified dividend income generally means dividend income received from the fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the fund and the shareholders. If 95% or more of the fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the fund may report all distributions of such income as qualified dividend income.
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A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Passive foreign investment companies are not qualified foreign corporations for this purpose. Dividends received by the fund from REITs generally are not expected to qualify for treatment as qualified dividend income.
A dividend that is attributable to qualified dividend income of the fund that is paid by the fund to a shareholder will not be taxable as qualified dividend income to such shareholder (1) if the dividend is received with respect to any share of the fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The “ex-dividend” date is the date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter. Distributions by the fund in excess of the fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below.
Certain dividends received by the fund from U.S. corporations (generally, dividends received by the fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the fund may be eligible for the 70% dividends-received deduction generally available to corporations under the Code. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible. Capital gain dividends distributed to the fund from other regulated investment companies are not eligible for the dividends-received deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their fund shares, and, if they borrow to acquire or otherwise incur debt attributable to fund shares, they may be denied a portion of the dividends-received deduction with respect to those shares. The entire dividend, including the otherwise deductible amount, will be included in determining the excess, if any, of a corporation’s adjusted current earnings over its alternative minimum taxable income, which may increase a corporation’s alternative minimum tax liability. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required.
Distributions from net capital gains, if any, that are reported as capital gain dividends by the fund are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the fund. Capital gain dividends distributed by the fund to individual and certain other noncorporate shareholders will be taxed as long-term capital gains, which are generally taxable to noncorporate taxpayers at U.S. federal income tax rates of up to 20%. A shareholder
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should also be aware that the benefits of the favorable tax rates applicable to long-term capital gains and qualified dividend income may be affected by the application of the alternative minimum tax to individual shareholders.
The U.S. federal income tax status of all distributions will be reported to shareholders annually.
A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, dividends, interest and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder’s net investment income.
Although dividends generally will be treated as distributed when paid, any dividend declared by the fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared. In addition, certain distributions made after the close of a taxable year of the fund may be “spilled back” and treated for certain purposes as paid by the fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a regulated investment company’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the regulated investment company when they are actually paid.
For U.S. federal income tax purposes, the fund is permitted to carry forward indefinitely a net capital loss from any taxable year to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the fund and may not be distributed as capital gains to shareholders. Generally, the fund may not carry forward any losses other than net capital losses. Under certain circumstances, the fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred. At the time of an investor’s purchase of fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the fund’s portfolio or to undistributed taxable income of the fund. Consequently, subsequent distributions by the fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares and the distributions economically represent a return of a portion of the investment.
In general, if fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss recognized by a shareholder upon the sale of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such shares (including any amounts credited to the shareholder as undistributed capital gains).
The cost basis of shares acquired by purchase will generally be based on the amount paid for the shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of shares generally determines the amount of the
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capital gain or loss realized on the sale or exchange of shares. Contact the broker through whom you purchased your shares to obtain information with respect to the available cost basis reporting methods and elections for your account.
Losses on sales of shares may be disallowed under “wash sale” rules in the event of other investments in the fund within a period of 61 days beginning 30 days before and ending 30 days after a sale of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments.
Under Treasury regulations, if a shareholder recognizes a loss with respect to fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.
Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on fund dividends or distributions, or on sales of fund shares unless the fund shares are “debt-financed property” within the meaning of the Code. However, in the case of fund shares held through a non-qualified deferred compensation plan, fund dividends and distributions received by the plan and gains from sales of fund shares by the plan generally are taxable to the employer sponsoring such plan in accordance with the U.S. federal income tax laws that are generally applicable to shareholders receiving such dividends or distributions from regulated investment companies such as the fund.
A plan participant whose retirement plan invests in the fund, whether such plan is qualified or not, generally is not taxed on fund dividends or distributions received by the plan or on gains from sales of fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income, and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.
Foreign exchange gains and losses realized by the fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Under Treasury regulations that may be promulgated in the future, any gains from such transactions that are not directly related to the fund’s principal business of investing in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the fund to satisfy the 90% income test.
If the fund acquires any equity interest (under Treasury regulations that may be promulgated in the future, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations (i) that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or (ii) where at least 50% of the corporation’s assets (computed based on average fair market value) either produce or are held for the production of passive income (“passive foreign investment companies”), the fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from
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such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the fund is timely distributed to its shareholders. The fund would not be able to pass through to its shareholders any credit or deduction for such a tax. A “qualified electing fund” election or a “mark to market” election may be available that would ameliorate these adverse tax consequences, but such elections could require the fund to recognize taxable income or gain (subject to the distribution requirements applicable to regulated investment companies, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a tax on the fund, the fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund. Gains from the sale of stock of passive foreign investment companies may also be treated as ordinary income. In order for the fund to make a qualified electing fund election with respect to a passive foreign investment company, the passive foreign investment company would have to agree to provide certain tax information to the fund on an annual basis, which it might not agree to do. The fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.
If the fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the fund elects to include market discount in income currently), the fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the fund must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to qualify to be treated as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the fund may have to dispose of its portfolio securities, potentially under disadvantageous circumstances, to generate cash, or may have to borrow the cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to the fund
The fund may invest in or hold debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or are in default present special tax issues for the fund. Federal income tax rules are not entirely clear about issues such as when the fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether certain exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the fund, in the event it invests in or holds such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.
Options written or purchased and futures contracts entered into by the fund on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts, may cause the fund to recognize gains or losses from marking-to-market even though such options may not have lapsed or been closed out or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the fund as long-term or short-term. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988 of the Code, as described above, and accordingly may produce ordinary income or loss. Additionally, the fund may be required to recognize gain if an option, futures contract, forward contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a “constructive sale” of an “appreciated financial position” held by the fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Such a disposition of securities may potentially result in additional taxable gain or loss to the fund. Losses on certain options, futures or forward contracts and/or
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offsetting positions (portfolio securities or other positions with respect to which the fund’s risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of the fund’s income and gains or losses and hence of its distributions to shareholders.
The fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries. Any such taxes would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If more than 50% of the fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations, the fund may elect to pass through to its shareholders their pro rata shares of qualified foreign taxes paid by the fund for that taxable year. If the fund so elects, shareholders would be required to include such taxes in their gross incomes (in addition to the dividends and distributions they actually receive), would treat such taxes as foreign taxes paid by them, and as described below may be entitled to a tax deduction for such taxes or a tax credit, subject to a holding period requirement and other limitations under the Code.
Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. If the fund qualifies to make, and makes, the election described above, shareholders may deduct their pro rata portion of qualified foreign taxes paid by the fund for that taxable year in computing their income subject to U.S. federal income taxation or, alternatively, claim them as credits, subject to applicable limitations under the Code, against their U.S. federal income taxes. Shareholders who do not itemize deductions for U.S. federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the fund, although such shareholders will be required to include their shares of such taxes in gross income if the fund makes the election described above. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability.
If the fund makes this election and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken that the shareholder’s taxable income from foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains the fund realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Code or of any other income realized by the fund that is deemed, under the Code, to be U.S.-source income in the hands of the fund. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which may have different effects depending upon each shareholder’s particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the fund. Under certain circumstances, if the fund receives a refund of foreign taxes paid in respect of a prior year, the fund’s shareholders could incur a loss, or any foreign tax credits or deductions passed through to shareholders in respect of the fund’s foreign taxes for the current year could be reduced.
The fund is required to withhold (as “backup withholding”) a portion of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions or repurchases of fund shares, paid to shareholders who have not complied with certain IRS regulations. The backup withholding rate is 28%. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must generally certify that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt
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from backup withholding. The fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.
The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., generally, U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax and hold their shares as capital assets. Except as otherwise provided, this description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, other regulated investment companies, or tax-exempt or tax-deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including a non-resident alien U.S. withholding tax at the rate of 30% or any lower applicable treaty rate on amounts treated as ordinary dividends from the fund (other than certain dividends reported by the fund as (i) interest-related dividends, to the extent such dividends are derived from the fund’s “qualified net interest income,” or (ii) short-term capital gain dividends, to the extent such dividends are derived from the fund’s “qualified short-term gain”) or, in certain circumstances, unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, to backup withholding on certain other payments from the fund. “Qualified net interest income” is the fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the fund for the taxable year over its net long-term capital loss, if any. Backup withholding will not be applied to payments that have been subject to the 30% (or lower applicable treaty rate) withholding tax on shareholders who are neither citizens nor residents of the United States.
Unless certain non-U.S. entities that hold fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to fund distributions payable to such entities and, after December 31, 2018, to redemptions and certain capital gain dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.
The fund does not expect to be a “United States real property holding corporation” as defined in Section 897(c)(2) of the Code. If the fund were to be classified as a United States real property holding corporation (or if it would be so classified, were it not for certain exceptions), then distributions made by the fund to non-U.S. shareholders might be subject to U.S. federal withholding tax, and non-U.S. shareholders might be required to file U.S. federal income tax returns to report distributions received from the fund.
Shareholders should consult their own tax advisers on these matters and on state, local, foreign and other applicable tax laws.
If, as anticipated, the fund qualifies as a regulated investment company under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes or any Delaware corporation income tax.
A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent the fund's distributions are derived from interest on (or, in the case of intangible property taxes, to the extent the value of its assets is attributable to) certain U.S. government obligations, provided, in some states, that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the fund may in its sole discretion provide relevant information to shareholders.
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A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent the fund’s distributions are derived from interest on (or, in the case of intangible property taxes, to the extent the value of its assets is attributable to) certain U.S. government obligations, provided, in some states, that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the fund may in its sole discretion provide relevant information to shareholders.
Taxes on Purchases and Redemptions of Creation Units. A purchaser of Creation Units of shares on an in-kind basis will generally recognize a gain or loss on the purchase transaction equal to the difference between the market value of the Creation Units at that time and the purchaser’s aggregate tax basis in the securities or other instruments exchanged plus (or minus) the cash amount paid (or received). Persons redeeming Creation Units will generally recognize a gain or loss equal to the difference between the redeeming shareholder’s tax basis in the Creation Units redeemed and the aggregate market value of the securities or other instruments received, if any, plus (or minus) the cash amount received (or paid). The IRS may assert that a loss realized upon an exchange of securities or other instruments for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities or other instruments should consult their own tax advisors with respect to whether wash sale rules apply and whether a loss is deductible.
Any capital gain or loss realized upon the purchase of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will be treated as short-term capital gains or losses.
The fund has the right to reject an order for Creation Units if the creator (or a group of creators) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the fund and if, pursuant to Section 351 of the Code, the fund would have a basis in the deposited securities different from the market value of such securities on the date of deposit. The fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.
15. Financial statements and report of independent registered public accounting firm
Not applicable.
16. Annual fee, expense and other information
Portfolio turnover
The fund’s annual portfolio turnover rate for the fiscal period ended October 31
N/A (1)
Share ownership
The fund had not commenced operations as of the date of this statement of additional information and has no shareholders.
Trustee ownership of shares of the fund and other Pioneer funds
The following table indicates the value of shares that each Trustee beneficially owned in the fund and Pioneer Funds in the aggregate as of December 31, 2016. Beneficial ownership is determined in accordance with SEC rules. The share value of any closed-end fund is based on its closing market price on
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December 31, 2016. The share value of any open-end Pioneer Fund is based on the net asset value of the class of shares on December 31, 2016. The dollar ranges in this table are in accordance with SEC requirements.
Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Pioneer Family of Funds
[To be added by amendment.]
Compensation of officers and trustees
The following table sets forth certain information with respect to the compensation of each Trustee of the fund.
Name of Trustee††	Aggregate Compensation from Fund**	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from the Fund and Other Pioneer Funds**
[To be added by amendment.]
Management Fees the Fund Paid or Owed Pioneer
Not applicable. (1)
Fees the Fund Paid to Pioneer under the Administration Agreement
Not applicable. (1)
Brokerage and Underwriting Commissions (Portfolio Transactions)
Not applicable. (1)
Securities of regular broker-dealers
Not applicable. (1)
CDSCs
Not applicable. (1)
Capital Loss Carryforwards
Not applicable. (1)
(1)	The fund had not commenced operations as of the date of this statement of additional information. As of the date of this statement of additional information, the fund had not yet completed a fiscal year.
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17. Appendix A — Description of short-term debt, corporate bond and preferred stock ratings1
Description of Moody’s Investors Service, Inc.’s (“Moody’s”) short-term ratings:
Moody’s short-term ratings are forward-looking opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.
Description of Moody’s long-term corporate ratings:
Moody’s long-term obligation ratings are forward-looking opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Long-Term Rating Scale and reflect both on the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default.
Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk, and as such may possess certain speculative characteristics.
Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B: Obligations rated B are considered speculative and are subject to high credit risk.
Caa: Obligations rated Caa are judged to be speculative and of poor standing and are subject to very high credit risk.

[1]	The ratings indicated herein are believed to be the most recent ratings available at the date of this statement of additional information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the fund’s fiscal year-end.
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Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers “1”, “2”, and “3” to each generic rating classification from “Aa” through “Caa”. The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, finance companies and securities firms.
Standard & Poor’s ratings group’s long-term issue credit ratings:
Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:
•	Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
•	Nature of and provisions of the obligation;
•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
AAA: An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA: An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A: An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB: An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB, B, CCC, CC, and C: Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB: An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B: An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
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CCC: An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC: An obligation rated “CC” is currently highly vulnerable to nonpayment.
C: A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
D: An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
Plus (+) or minus (–): The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.
NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.
Standard & Poor’s short-term issue credit ratings:
Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity date of no more than 365 days — including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.
A-1: A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2: A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3: A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
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B: A short-term obligation rated “B” is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2”, and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B-1: A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
B-2: A short-term obligation rated “B-2” is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
B-3: A short-term obligation rated “B-3” is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
C: A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D: A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
Local currency and foreign currency risks
Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.
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18. Appendix B — Proxy voting policies and procedures
Policy
Each of Pioneer Investment Management, Inc. and Pioneer Institutional Asset Management, Inc. (collectively, “Pioneer”) is a fiduciary that owes each of its clients the duties of care and loyalty with respect to all services undertaken on the client’s behalf, including voting proxies for securities held by the client. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place the client’s interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of the client. It is Pioneer’s policy to vote proxies presented to Pioneer in a timely manner in accordance with these principles.
Pioneer’s sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company’s strategy and voting “for” management’s proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.
Pioneer’s clients may request copies of their proxy voting records and of Pioneer’s proxy voting policies and procedures by either sending a written request to Pioneer’s Proxy Coordinator, or clients may review Pioneer’s proxy voting policies and procedures online at pioneerinvestments.com. Pioneer may describe to clients its proxy voting policies and procedures by delivering a copy of Pioneer’s Form ADV (Part II), by separate notice to the client or by other means.
Applicability
This Proxy Voting policy and the procedures set forth below are designed to complement Pioneer’s investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. This policy sets forth Pioneer’s position on a number of issues for which proxies may be solicited, but it does not include all potential voting scenarios or proxy events. Furthermore, because of the special issues associated with proxy solicitations by closed-end Funds, Pioneer will vote shares of closed-end Funds on a case-by-case basis.
Purpose
The purposes of this policy is to ensure that proxies for United States (“US”) and non-US companies that are received in a timely manner will be voted in accordance with the principles stated above. Unless the Proxy Voting Oversight Group (as described below) specifically determines otherwise, all shares in a company held by Pioneer-managed accounts for which Pioneer has proxy-voting authority will be voted alike, unless a client has given specific voting instructions on an issue.
Pioneer does not delegate the authority to vote proxies relating to securities held by its clients to any of its affiliates, which include other subsidiaries of UniCredit S.p.A. (“UniCredit”).
Any questions about this policy should be directed to Pioneer’s Director of Investment Operations (the “Proxy Coordinator”).
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Procedures
Proxy voting service
Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by Pioneer and set forth herein. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.
Proxy coordinator
The Proxy Coordinator coordinates the voting, procedures and reporting of proxies on behalf of Pioneer’s clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Portfolio Management Group or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Chief Legal Officer or his or her designee whether Pioneer’s voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).
Referral items
The proxy voting service will refer proxy questions to the Proxy Coordinator or his or her designee that are described by Pioneer’s proxy voting guidelines as to be voted on a case-by-case basis, that are not covered by Pioneer’s guidelines or where Pioneer’s guidelines may be unclear with respect to the matter to be voted on. Under such circumstances, the Proxy Coordinator will seek a written voting recommendation from the Head of Portfolio Management U.S. or his or her designated equity portfolio-management representative. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided.
Securities lending
In accordance with industry standards, proxies are not available to be voted when the shares are out on loan through either Pioneer’s lending program or a client’s managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer’s instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares. Certain clients participate in securities lending programs. Although such programs allow for the recall of securities for any reason, Pioneer may determine not to vote securities on loan and it may not always be possible for securities on loan to be recalled in time to be voted.
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Share-blocking
“Share-blocking” is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).
Pioneer will vote in those countries with “share-blocking.” In the event a manager would like to sell a security with “share-blocking”, the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time frame and practices) and/or communicate with executing brokerage firm. A list of countries with “share-blocking” is available from the Investment Operations Department upon request.
Proxy voting oversight group
The members of the Proxy Voting Oversight Group include Pioneer’s Head of Portfolio Management U.S. or his or her designated equity portfolio management representative, the Director of Investment Operations, and the Chief Compliance Officer of the Adviser and Funds. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Director of Investment Operations will chair the Proxy Voting Oversight Group.
The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer’s proxy voting policies and procedures. The group meets at least annually to evaluate and review this policy and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.
Amendments
Pioneer may not amend this policy without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A. (“PGAM”).
Filing form N-PX
The Proxy Coordinator and the Regulatory Compliance Manager are responsible for ensuring that Form N-PX documents receive the proper review by a member of the Proxy Voting Oversight Group prior to a Fund officer signing the forms.
The Investment Operations department will provide the Compliance department with a copy of each Form N-PX filing prepared by the proxy voting service.
Compliance files N-PX.
The Compliance department will ensure that a corresponding Form N-PX exists for each Pioneer registered investment company.
Following this review, each Form N-PX is formatted for public dissemination via the EDGAR system.
Prior to submission, each Form N-PX is to be presented to the Fund officer for a final review and signature.
Copies of the Form N-PX filings and their submission receipts are maintained according to Pioneer record keeping policies.
Proxy voting guidelines
Administrative
While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.
We will generally support these and similar management proposals:
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•	Corporate name change.
•	A change of corporate headquarters.
•	Stock exchange listing.
•	Establishment of time and place of annual meeting.
•	Adjournment or postponement of annual meeting.
•	Acceptance/approval of financial statements.
•	Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.
•	Approval of minutes and other formalities.
•	Authorization of the transferring of reserves and allocation of income.
•	Amendments to authorized signatories.
•	Approval of accounting method changes or change in fiscal year-end.
•	Acceptance of labor agreements.
•	Appointment of internal auditors.
Pioneer will vote on a case-by-case basis on other routine administrative items; however, Pioneer will oppose any routine proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items that may be inconsistent, in its view, with Pioneer’s goal of supporting the value of its clients’ portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.
Auditors
We normally vote for proposals to:
•	Ratify the auditors. We will consider a vote against if we are concerned about the auditors’ independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes for audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.
•	Restore shareholder rights to ratify the auditors.
We will normally oppose proposals that require companies to:
•	Seek bids from other auditors.
•	Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.
•	Indemnify auditors.
•	Prohibit auditors from engaging in non-audit services for the company.
Board of directors
On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.
General board issues
Pioneer will vote for:
•	Audit, compensation and nominating committees composed of independent directors exclusively.
•	Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.
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•	Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.
•	Election of an honorary director.
We will vote against:
•	Minimum stock ownership by directors.
•	Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.
•	Requirements for union or special interest representation on the board.
•	Requirements to provide two candidates for each board seat.
We will vote on a case-by case basis on these issues:
•	Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.
Elections of directors
In uncontested elections of directors we will vote against:
•	Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.
•	Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.
We will also vote against:
•	Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.
•	Directors who appear to lack independence or are associated with very poor corporate performance.
We will vote on a case-by-case basis on these issues:
•	Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a “dead-hand poison pill” is a shareholder rights plan that may be altered only by incumbent or “dead” directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).
•	Contested election of directors.
•	Election of a greater number of independent directors (in order to move closer to a majority of independent directors in cases of poor performance.
•	Mandatory retirement policies.
•	Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.
We will vote for:
•	Precatory and binding resolutions requesting that the board changes the company’s bylaws to stipulate that directors need to be elected with affirmative majority of votes cast, provided that the resolutions allow for plurality voting in cases of contested elections.
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Takeover-related measures
Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.
Pioneer will vote for:
•	Cumulative voting.
•	Increasing the ability for shareholders to call special meetings.
•	Increasing the ability for shareholders to act by written consent.
•	Restrictions on the ability to make greenmail payments.
•	Submitting rights plans to shareholder vote.
•	Rescinding shareholder rights plans (“poison pills”).
•	Opting out of the following state takeover statutes:
−	Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.
−	Control share cash-out provisions, which require large holders to acquire shares from other holders
−	Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control
−	Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.
−	Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.
−	Fair price provisions.
−	Authorization of shareholder rights plans.
−	Labor protection provisions.
−	Mandatory classified boards.
We will vote on a case-by-case basis on the following issues:
•	Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.
•	Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.
•	Proposals that allow shareholders to nominate directors.
We will vote against:
•	Classified boards, except in the case of closed-end funds, where we shall vote on a case-by-case basis.
•	Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on case-by-case basis proposals that authorize the board to make interim appointments.
•	Classes of shares with unequal voting rights.
•	Supermajority vote requirements.
•	Severance packages (“golden” and “tin” parachutes). We will support proposals to put these packages to shareholder vote.
•	Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.
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•	Extension of advance notice requirements for shareholder proposals.
•	Granting board authority normally retained by shareholders (e.g., amend charter, set board size).
•	Shareholder rights plans (“poison pills”). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.
Capital structure
Managements need considerable flexibility in determining the company’s financial structure, and Pioneer normally supports managements’ proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.
Pioneer will vote for:
•	Changes in par value.
•	Reverse splits, if accompanied by a reduction in number of shares.
•	Shares repurchase programs, if all shareholders may participate on equal terms.
•	Bond issuance.
•	Increases in “ordinary” preferred stock.
•	Proposals to have blank check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.
•	Cancellation of company treasury shares.
We will vote on a case-by-case basis on the following issues:
•	Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.
•	Increase in authorized common stock. We will make a determination considering, among other factors:
−	Number of shares currently available for issuance;
−	Size of requested increase (we would normally approve increases of up to 100% of current authorization);
−	Proposed use of the proceeds from the issuance of additional shares, and
−	Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).
•	Blank check preferred. We will normally oppose issuance of a new class of blank check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.
•	Proposals to submit private placements to shareholder vote.
•	Other financing plans.
We will vote against preemptive rights that we believe limit a company’s financing flexibility.
Compensation
Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company’s compensation programs, we will place limits on the potential dilution these plans may impose.
Pioneer will vote for:
•	401(k) benefit plans.
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•	Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.
•	Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:
−	Amendments to performance plans to conform with OBRA;
−	Caps on annual grants or amendments of administrative features;
−	Adding performance goals, and
−	Cash or cash and stock bonus plans.
•	Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.
•	Require that option repricing be submitted to shareholders.
•	Require the expensing of stock-option awards.
•	Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).
•	Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.
We will vote on a case-by-case basis on the following issues:
•	Shareholder proposals seeking additional disclosure of executive and director pay information.
•	Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:
−	The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.
Dilution = (A + B + C) / (A + B + C + D), where
A = Shares reserved for plan/amendment,
B = Shares available under continuing plans,
C = Shares granted but unexercised and
D = Shares outstanding.
−	The plan must not:
−	Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval
−	Be a self-replenishing “evergreen” plan, or a plan that grants discount options and tax offset payments
−	We are generally in favor of proposals that increase participation beyond executives.
−	We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.
−	We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.
−	We generally support proposals asking companies to adopt stock holding periods for their executives.
•	All other employee stock purchase plans.
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•	All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.
•	All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.
We will vote against:
•	Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.
•	Elimination of stock option plans.
We will vote on a case-by-case basis on these issues:
•	Limits on executive and director pay.
•	Stock in lieu of cash compensation for directors.
Corporate governance
Pioneer will vote for:
•	Confidential voting.
•	Equal access provisions, which allow shareholders to contribute their opinions to proxy materials.
•	Proposals requiring directors to disclose their ownership of shares in the company.
We will vote on a case-by-case basis on the following issues:
•	Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.
•	Bundled proposals. We will evaluate the overall impact of the proposal.
•	Adopting or amending the charter, bylaws or articles of association.
•	Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.
We will vote against:
•	Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management’s discretion.
•	Limitations on stock ownership or voting rights.
•	Reduction in share ownership disclosure guidelines.
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Mergers and restructurings
Pioneer will vote on the following and similar issues on a case-by-case basis:
•	Mergers and acquisitions.
•	Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.
•	Debt restructurings.
•	Conversion of securities.
•	Issuance of shares to facilitate a merger.
•	Private placements, warrants, convertible debentures.
•	Proposals requiring management to inform shareholders of merger opportunities.
We will normally vote against shareholder proposals requiring that the company be put up for sale.
Mutual funds
Many of our portfolios may invest in shares of closed-end funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy-voting issues.
Pioneer will vote for:
•	Establishment of new classes or series of shares.
•	Establishment of a master-feeder structure.
Pioneer will vote on a case-by-case on:
•	Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.
•	Approval of new or amended advisory contracts.
•	Changes from closed-end to open-end format.
•	Election of a greater number of independent directors (in order to move closer to a majority of independent directors) in cases of poor performance.
•	Authorization for, or increase in, preferred shares.
•	Disposition of assets, termination, liquidation, or mergers.
•	Classified boards of closed-end funds, but will typically support such proposals.
Social issues
Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. “Social Issues” may generally be described as shareholder proposals for a company to:
•	Conduct studies regarding certain issues of public concern and interest;
•	Study the feasibility of the company taking certain actions with regard to such issues; or
•	Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.
We believe these issues are important and should receive management attention.
Pioneer will vote against proposals calling for substantial changes in the company’s business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.
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Avoiding conflicts of interest
Pioneer recognizes that in certain circumstances a conflict of interest may arise when Pioneer votes a proxy.
A conflict of interest occurs when Pioneer’s interests interfere, or appear to interfere with the interests of Pioneer’s clients.
A conflict may be actual or perceived and may exist, for example, when the matter to be voted on concerns:
•	An affiliate of Pioneer, such as another company belonging to the UniCredit S.p.A. banking group (a “UniCredit Affiliate”);
•	An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);
•	An issuer of a security for which UniCredit has informed Pioneer that a UniCredit Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or
•	A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship.
Any member of the Proxy Voting Oversight Group and any other associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Chief Compliance Officer of Pioneer and the Funds. If any associate is lobbied or pressured with respect to any voting decision, whether within or outside of Pioneer, he or she should contact a member of the Proxy Voting Oversight Group or Pioneer’s Chief Compliance Officer.
The Proxy Voting Oversight Group will review each item referred to Pioneer by the proxy voting service to determine whether an actual or potential conflict of interest exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Controller’s and Compliance Department’s internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. The Proxy Voting Oversight Group may cause any of the following actions to be taken when a conflict of interest is present:
•	Vote the proxy in accordance with the vote indicated under “Voting Guidelines,” If a vote is indicated;
•	Direct the independent proxy voting service to vote the proxy in accordance with its independent assessment; or
•	As determined by the Proxy Voting Oversight Group in its discretion consistent with its fiduciary duty.
If the Proxy Voting Oversight Group perceives a material conflict of interest, the group may also choose to disclose the conflict to the affected clients and solicit their consent to proceed with the vote, or may take such other action in good faith (in consultation with counsel) that would protect the interest of clients.
For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report prepared by the Proxy Coordinator.
The Proxy Voting Oversight Group will review periodically the independence of the proxy voting service. This may include a review of the service’s conflict management procedures and other documentation, and an evaluation as to whether the service continues to have the competency and capacity to vote proxies.
Decision not to vote proxies
Although it is Pioneer’s general policy to vote all proxies in accordance with the principles set forth in this policy, there may be situations in which the Proxy Voting Oversight Group does not vote a proxy referred to it. For example, because of the potential conflict of interest inherent in voting shares of a UniCredit
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affiliate, Pioneer will abstain from voting the shares unless otherwise directed by a client. In such a case, the Proxy Coordinator will inform PGAM Global Compliance and the PGAM Independent Directors before exercising voting rights.
There exist other situations in which the Proxy Voting Oversight Group may refrain from voting a proxy. For example, if the cost of voting a foreign security outweighs the benefit of voting, the Group may not vote the proxy. The Group may not be given enough time to process a vote, perhaps because it receives a meeting notice too late or it cannot obtain a translation of the agenda in the time available. If Pioneer has outstanding “sell” orders, the proxies for shares subject to the order may not be voted to facilitate the sale. Although Pioneer may hold shares on a company’s record date, if the shares are sold prior to the meeting date, the Group may decide not to vote those shares.
Supervision
Escalation
It is each associate’s responsibility to contact his or her business unit head, the Proxy Coordinator, a member of the Proxy Voting Oversight Group or Pioneer’s Chief Compliance Officer if he or she becomes aware of any possible noncompliance with this policy.
Training
Pioneer will conduct periodic training regarding proxy voting and this policy. It is the responsibility of the business line policy owner and the applicable Compliance Department to coordinate and conduct such training.
Related policies and procedures
Pioneer Investment Management, Inc.'s Books and Records Policy and the Books and Records of the Pioneer Funds’ Policy.
Record keeping
The Proxy Coordinator shall ensure that Pioneer’s proxy voting service:
•	Retains a copy of each proxy statement received (unless the proxy statement is available from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);
•	Retains a record of the vote cast;
•	Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and
•	Is able to promptly provide Pioneer with a copy of the voting record upon its request.
The Proxy Coordinator shall ensure that for those votes that may require additional documentation
(i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:
•	A record memorializing the basis for each referral vote cast;
•	A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy;
•	A copy of any recommendation of the proxy voting service; and
•	A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.
Pioneer shall maintain the above records in the client’s file in accordance with applicable regulations.
Related regulations
Form N-1A, ICA Rule 30b1-4, Rule 31a1-3, Rule 38a-1 & IAA 206(4)-6, 204-2
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Adopted by the Pioneer Funds’ Board of Trustees
October 5, 2004
Effective date:
October 5, 2004
Revision date:
September 2009
xxxxx-00-xx17
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Pioneer Fundamental Growth Nextshares
(Pioneer NextShares Series Trust I)

60 State Street
Boston, Massachusetts 02109
Listing Exchange:
The NASDAQ Stock Market LLC
(TICKER)
Statement of Additional Information
xxxxxxxxxxxx, 2017
This statement of additional information is not a prospectus. It should be read in conjunction with the fund’s prospectus dated xxxxxxxxxxxx, 2017, as supplemented or revised from time to time. A copy of the prospectus can be obtained free of charge by calling the fund at 1-800-225-6292 or by written request to the fund at 60 State Street, Boston, Massachusetts 02109. You can also obtain a copy of the prospectus from our website at: us.pioneerinvestments.com.

1. Fund history
The fund is a diversified open-end management investment company. The fund is a series of Pioneer NextShares Series Trust I (the “Trust”). The Trust was organized as a Delaware statutory trust on June 23, 2015. Pioneer Investment Management, Inc. (“Pioneer”) is the fund's investment adviser.
2. Investment policies, risks and restrictions
The prospectus presents the investment objective and the principal investment strategies and risks of the fund. This section supplements the disclosure in the fund’s prospectus and provides additional information on the fund’s investment policies or restrictions. Restrictions or policies stated as a maximum percentage of the fund’s assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing and illiquid securities). Accordingly, any later increase or decrease in a percentage resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the fund’s restrictions and policies.
Equity securities and related investments
Investments in equity securities
Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the fund. Also, the prices of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the fund.
Warrants and stock purchase rights
The fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer.
The fund may also invest in stock purchase rights. Stock purchase rights are instruments, frequently distributed to an issuer’s shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common stock at the time of distribution. The rights do not carry with them the right to dividends or to vote and may or may not be transferable. Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer’s current shareholders.
As a result, an investment in warrants or stock purchase rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or a stock purchase right does not necessarily change with the value of the underlying securities, and warrants and stock purchase rights expire worthless if they are not exercised on or prior to their expiration date.
Preferred shares
The fund may invest in preferred shares. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer’s common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the fund's fixed income securities.
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Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stocks from one another are the dividend rights, which may be cumulative or noncumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.
The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer's creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights.
Investments in initial public offerings
Companies involved in initial public offering (IPOs) generally have limited operating histories, and prospects for future profitability are uncertain. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time. Further, stocks of newly-public companies may decline shortly after the IPO. There is no assurance that the fund will have access to IPOs. The purchase of IPO shares may involve high transaction costs. Because of the price volatility of IPO shares, the fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the portfolio and may lead to increased expenses to the fund, such as commissions and transaction costs. The market for IPO shares can be speculative and/or inactive for extended periods of time. There may be only a limited number of shares available for trading. The limited number of shares available for trading in some IPOs may also make it more difficult for the fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices.
Non-U.S. investments
Equity securities of non-U.S. issuers
The fund may invest in equity securities of non-U.S. issuers, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and other similar instruments.
Debt obligations of non-U.S. governments
The fund may invest in all types of debt obligations of non-U.S. governments. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the fund may have limited recourse in the event of a default. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. During periods of economic uncertainty (such as the financial crisis that began in 2008), the values of sovereign debt and of securities of issuers that purchase sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest, declared moratoria on the payment of principal and interest on their sovereign debt, or restructured their debt to effectively eliminate portions of it, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.
A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on disbursements or assistance from non-U.S. governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. Assistance may be dependent on a country’s implementation of austerity measures and reforms, which measures may limit or be perceived to limit economic growth and recovery. The failure of a sovereign debtor to implement economic reforms,
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achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.
Eurodollar instruments and Samurai and Yankee bonds. The fund may invest in Eurodollar instruments and Samurai and Yankee bonds. Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the United States, primarily in Europe. Samurai bonds are yen-denominated bonds sold in Japan by non-Japanese issuers. Yankee bonds are U.S. dollar denominated bonds typically issued in the U.S. by non-U.S. governments and their agencies and non-U.S. banks and corporations. The fund may also invest in Eurodollar Certificates of Deposit (“ECDs”), Eurodollar Time Deposits (“ETDs”) and Yankee Certificates of Deposit (“Yankee CDs”). ECDs are U.S. dollar-denominated certificates of deposit issued by non-U.S. branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a non-U.S. branch of a U.S. bank or in a non-U.S. bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a non-U.S. bank and held in the U.S. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.
Investments in emerging markets. The fund may invest in securities of issuers in countries with emerging economies or securities markets. Emerging economies or securities markets will generally include, but not be limited to, countries included in the Morgan Stanley Capital International (MSCI) Emerging & Frontier Markets Index. The fund will generally focus on emerging markets that do not impose unusual trading requirements which tend to restrict the flow of investments. In addition, the fund may invest in unquoted securities of emerging market issuers.
Risks of non-U.S. investments. Investing in securities of non-U.S. issuers involves considerations and risks not typically associated with investing in the securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and economies. The risks of investing in securities of non-U.S. issuers generally, or in issuers with significant exposure to non-U.S. markets, may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which the portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain countries, particularly emerging markets, may undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.
Non-U.S. securities markets and regulations. There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for the fund to accurately price its portfolio securities or to dispose of such securities at the times determined by Pioneer to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which the fund's operations require cash, such as in order to meet redemptions and to pay its expenses.
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Economic, political and social factors. Certain countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than in the U.S. and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. In addition, it may be difficult for the fund to pursue claims against a foreign issuer in the courts of a foreign country. Investing in emerging market countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, the fund could lose its entire investment in that country.
Investments that have exposure to Russian or Ukrainian issuers or markets may be significantly affected by recent events in those regions and economic sanctions against Russia and other responses to these events by the United States and other nations.
Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit the fund's investment in those markets and may increase the expenses of the fund. In addition, the repatriation of both investment income and capital from certain markets is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the fund's operation.
Economies in individual countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.
Unanticipated political or social developments may affect the values of the fund's investments and the availability to the fund of additional investments in such countries. In the past, the economies, securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurance that these economic and market disruptions might not occur again.
Economies in emerging market countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely and significantly by economic conditions in the countries with which they trade.
A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and beyond Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, voters in the United Kingdom have approved withdrawal from the European Union. Other countries may seek to withdraw from
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the European Union and/or abandon the euro, the common currency of the European Union. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. The Ukraine has experienced ongoing military conflict; this conflict may expand and military conflicts could potentially occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets. Whether or not the fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the fund’s investments due to the interconnected nature of the global economy and capital markets.
Currency risks. The value of the securities quoted or denominated in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The fund 's investment performance may be negatively affected by a devaluation of a currency in which the fund's investments are quoted or denominated. Further, the fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.
Custodian services and related investment costs. Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the fund to make intended securities purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the fund due to a subsequent decline in value of the portfolio security or could result in possible liability to the fund. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the fund against loss or theft of its assets.
Withholding and other taxes. The fund may be subject to taxes, including withholding taxes, on income (possibly including, in some cases, capital gains) that are or may be imposed by certain countries with respect to the fund's investments in such countries. These taxes may reduce the return achieved by the fund. Treaties between the U.S. and such countries may not be available to reduce the otherwise applicable tax rates.
Investments in depositary receipts
The fund may hold securities of non-U.S. issuers in the form of ADRs, EDRs, GDRs and other similar instruments. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and GDRs and other similar global instruments in bearer form are designed for use in non-U.S. securities markets.
ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of non-U.S. issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers. However, by investing in ADRs rather than directly in equity securities of non-U.S. issuers, the fund will avoid currency risks during the settlement period for either purchases or sales. EDRs and GDRs are not necessarily denominated in the same currency as the underlying securities which they represent.
For purposes of the fund's investment policies, investments in ADRs, EDRs, GDRs and similar instruments will be deemed to be investments in the underlying equity securities of non-U.S. issuers. The fund may acquire depositary receipts from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent the fund invests in such unsponsored depositary receipts there may be an increased possibility that the fund
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may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, certain benefits (i.e., rights offerings) which may be associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such depositary receipt.
Foreign currency transactions
The fund may engage in foreign currency transactions. These transactions may be conducted at the prevailing spot rate for purchasing or selling currency in the foreign exchange market. The fund also may enter into forward foreign currency exchange contracts, which are contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract.
The fund may enter into forward foreign currency exchange contracts involving currencies of the different countries in which the fund invests as a hedge against possible variations in the foreign exchange rates between these currencies and the U.S. dollar. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the fund, accrued in connection with the purchase and sale of its portfolio securities quoted in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. There is no guarantee that the fund will be engaged in hedging activities when adverse exchange rate movements occur or that its hedging activities will be successful. The fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Pioneer.
Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the fund to hedge against a devaluation that is so generally anticipated that the fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.
The fund may also engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency, if Pioneer determines that there is a pattern of correlation between the two currencies. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other foreign currency.
The fund may use forward currency exchange contracts to reduce or gain exposure to a currency. To the extent the fund gains exposure to a currency through these instruments, the resulting exposure may exceed the value of securities denominated in that currency held by the fund. For example, where the fund's security selection has resulted in an overweight or underweight exposure to a particular currency relative to the fund's benchmark, the fund may seek to adjust currency exposure using forward currency exchange contracts.
The cost to the fund of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period, differences in interest rates between the two currencies and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually conducted on a principal basis, no fees or commissions are involved. The fund may close out a forward position in a currency by selling the forward contract or by entering into an offsetting forward contract.
The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of the portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the fund can achieve at some future point in time. The precise projection of currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the fund's foreign assets.
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While the fund may benefit from foreign currency transactions, unanticipated changes in currency prices may result in a poorer overall performance for the fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the fund. Such imperfect correlation may cause the fund to sustain losses which will prevent the fund from achieving a complete hedge or expose the fund to risk of foreign exchange loss.
Over-the-counter markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the fund of unrealized profits or force the fund to cover its commitments for purchase or resale, if any, at the current market price.
If the fund enters into a forward contract to purchase foreign currency, the custodian or Pioneer will segregate liquid assets. See “Asset Segregation.”
Options on foreign currencies
The fund may purchase options on foreign currencies for hedging purposes in a manner similar to that of transactions in forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are quoted or denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In an attempt to protect against such decreases in the value of portfolio securities, the fund may purchase put options on the foreign currency. If the value of the currency declines, the fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the fund's securities quoted or denominated in that currency.
Conversely, if a rise in the dollar value of a currency is projected for those securities to be acquired, thereby increasing the cost of such securities, the fund may purchase call options on such currency. If the value of such currency increases, the purchase of such call options would enable the fund to purchase currency for a fixed amount of dollars which is less than the market value of such currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the fund intends to acquire. As in the case of other types of options transactions, however, the benefit the fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.
The fund may also write options on foreign currencies for hedging purposes. For example, if the fund anticipated a decline in the dollar value of securities quoted or denominated in a foreign currency because of declining exchange rates, it could, instead of purchasing a put option, write a covered call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be partially offset by the amount of the premium received by the fund.
Similarly, the fund could write a put option on the relevant currency, instead of purchasing a call option, to hedge against an anticipated increase in the dollar cost of securities to be acquired. If exchange rates move in the manner projected, the put option will expire unexercised and allow the fund to offset such increased cost up to the amount of the premium. However, as in the case of other types of options transactions, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and the fund would be required to purchase or sell the underlying currency at a
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loss, which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, the fund also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.
A call option written on foreign currency by the fund is “covered” if the fund owns the underlying foreign currency subject to the call, or if it has an absolute and immediate right to acquire that foreign currency without additional cash consideration. A call option is also covered if the fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the amount of the difference is maintained by the fund in cash or liquid securities. See “Asset Segregation.”
The fund may close out its position in a currency option by either selling the option it has purchased or entering into an offsetting option. An exchange-traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although the fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying currencies pursuant to the exercise of put options. If the fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.
The fund may also use options on currencies to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates of a different currency with a pattern of correlation. Cross-hedging may also include using a foreign currency as a proxy for the U.S. dollar, if Pioneer determines that there is a pattern of correlation between that currency and the U.S. dollar.
The fund may purchase and write over-the-counter options. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by the fund.
Natural disasters
Certain areas of the world, including areas within the United States, historically have been prone to natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts. Such disasters, and the resulting damage, could have a significant adverse impact on the economies of those areas and on the ability of issuers in which the fund invests to conduct their businesses, and thus on the investments made by the fund in such geographic areas and/or issuers. Adverse weather conditions could have a significant adverse impact on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.
Cybersecurity issues
With the increased use of technologies such as the Internet to conduct business, the fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cybersecurity failures or breaches by the fund’s adviser, transfer agent, distributor and other service providers (including, but not limited to, the fund’s custodian and financial intermediaries), and the issuers of securities in which the fund invests, have the ability to cause disruptions and impact business operations potentially resulting
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in financial losses, interference with the fund’s ability to calculate its NAV, impediments to trading, the inability of fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the fund or its adviser has established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the fund cannot control the cyber security plans and systems put in place by service providers to the fund and issuers in which the fund invests. The fund and its shareholders could be negatively impacted as a result.
Investment company securities and real estate investment trusts
Other investment companies
The fund may invest in the securities of other investment companies to the extent that such investments are consistent with the fund's investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules thereunder. Investing in other investment companies subjects the fund to the risks of investing in the underlying securities held by those investment companies. The fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the fund's own operations.
Exchange traded funds
The fund may invest in exchange traded funds (“ETFs”). ETFs, such as SPDRs, iShares and various country index funds, are funds whose shares are traded on a national exchange or the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”). ETFs may be based on underlying equity or fixed income securities. SPDRs, for example, seek to provide investment results that generally correspond to the performance of the component common stocks of the Standard & Poor’s 500 Stock Index (the “S&P 500”). ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF’s investment objective will be achieved. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the fund's own operations. Many ETFs have received exemptive orders issued by the Securities and Exchange Commission that would permit the fund to invest in those ETFs beyond the limitations applicable to other investment companies, subject to certain terms and conditions. Some ETFs are not structured as investment companies and thus are not regulated under the 1940 Act.
Certain ETFs, including leveraged ETFs and inverse ETFs, may have embedded leverage. Leveraged ETFs seek to multiply the return of the tracked index (e.g., twice the return) by using various forms of derivative transactions. Inverse ETFs seek to negatively correlate with the performance of a particular index by using various forms of derivative transactions, including by short-selling the underlying index. An investment in an inverse ETF will decrease in value when the value of the underlying index rises. By investing in leveraged ETFs or inverse ETFs, the fund can commit fewer assets to the investment in the securities represented on the index than would otherwise be required.
Leveraged ETFs and inverse ETFs present all of the risks that regular ETFs present. In addition, leveraged ETFs and inverse ETFs determine their return over a specific, pre-set time period, typically daily, and, as a result, there is no guarantee that the ETF’s actual long term returns will be equal to the daily return that the fund seeks to achieve. For example, on a long-term basis (e.g., a period of 6 months or a year), the return of a leveraged ETF may in fact be considerably less than two times the long-term return of the tracked
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index. Furthermore, because leveraged ETFs and inverse ETFs achieve their results by using derivative instruments, they are subject to the risks associated with derivative transactions, including the risk that the value of the derivatives may rise or fall more rapidly than other investments, thereby causing the ETF to lose money and, consequently, the value of the fund’s investment to decrease. Investing in derivative instruments also involves the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the ETF. Short sales in particular are subject to the risk that, if the price of the security sold short increases, the inverse ETF may have to cover its short position at a higher price than the short sale price, resulting in a loss to the inverse ETF and, indirectly, to the fund. An ETF’s use of these techniques will make the fund’s investment in the ETF more volatile than if the fund were to invest directly in the securities underlying the tracked index, or in an ETF that does not use leverage or derivative instruments. However, by investing in a leveraged ETF or an inverse ETF rather than directly purchasing and/or selling derivative instruments, the fund will limit its potential loss solely to the amount actually invested in the ETF (that is, the fund will not lose more than the principal amount invested in the ETF).
Real estate investment trusts (“REITs”)
The fund may invest in REITs. REITs are companies that invest primarily in income producing real estate or real estate-related loans or interests. Risks associated with investments in REITs and other equity securities of real estate industry issuers may include:
•	The U.S. or a local real estate market declines due to adverse economic conditions, foreclosures, overbuilding and high vacancy rates, reduced or regulated rents or other causes
•	Interest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT’s fixed income investments
•	The values of properties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses
•	A REIT in the fund’s portfolio is, or is perceived by the market to be, poorly managed
•	If the fund’s real estate related investments are concentrated in one geographic area or property type, the fund will be particularly subject to the risks associated with that area or property type
REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs (known as hybrid REITs). Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and similar real estate interests and derive income primarily from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. The fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the fund. Such indirect expenses are not reflected in the fee table or expense example in the fund’s prospectus. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.
Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. Mortgage REITs are subject to the risks of default of the mortgages or mortgage-related securities in which they invest, and REITs that invest in so-called “sub-prime” mortgages are particularly subject to this risk. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs are typically invested in a limited number of projects or in a particular market segment
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or geographic region. REITs whose underlying assets are concentrated in properties in one geographic area or used by a particular industry, such as health care, will be particularly subject to risks associated with such area or industry.
REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans, the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.
REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in the S&P 500.
Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a real estate company’s operations and market value. Mortgage REITs tend to be more leveraged than equity REITs. In addition, many mortgage REITs manage their interest rate and credit risks through the use of derivatives and other hedging techniques. In addition, capital to pay or refinance a REIT’s debt may not be available or reasonably priced. Financial covenants related to real estate company leveraging may affect the company’s ability to operate effectively.
Derivative instruments
Derivatives
The fund may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The fund may use derivatives for a variety of purposes, including: in an attempt to hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the fund’s return as a non-hedging strategy that may be considered speculative; to manage portfolio characteristics (for example, for funds investing in securities denominated in non-U.S. currencies, a portfolio’s currency exposure, or, for funds investing in fixed income securities, a portfolio’s duration or credit quality); and as a cash flow management technique. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.
Using derivatives exposes the fund to additional risks and may increase the volatility of the fund’s net asset value and may not provide the expected result. Derivatives may have a leveraging effect on the portfolio. Leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value in a larger pool of assets than the fund would otherwise have had. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative’s value do not correspond to changes in the value of the fund’s other investments or do not correlate well with the underlying assets, rate or index, the fund may not fully benefit from, or could lose money on, or could experience unusually high expenses as a result of, the derivative position. Derivatives involve the risk of loss if the counterparty defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of the fund if it cannot sell or terminate the derivative at an advantageous time or price. The fund also may have to sell assets at inopportune times to satisfy its obligations. The fund may not be able to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or may have to sell a portfolio security at a disadvantageous time or price to maintain cover or to segregate securities
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in connection with its use of derivatives. Some derivatives may involve the risk of improper valuation. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the fund for a variety of reasons.
Financial reform laws enacted after the financial crisis of 2008-2009, such as the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”), are changing many aspects of financial regulation applicable to derivatives. For instance, Dodd-Frank calls for the comprehensive regulation of swaps by the Commodity Futures Trading Commission (the “CFTC”) and the Securities and Exchange Commission (the “SEC”). The CFTC and the SEC are in the process of adopting and implementing new regulations applicable to these instruments, including rules with respect to recordkeeping, reporting, business conduct, relationship documentation, margin, collateral, clearing, and trade execution requirements. In addition, Dodd-Frank requires the registration of certain parties that deal or engage in substantial trading, execution or advisory activities in the markets for swaps. The extent and impact of these regulations are not yet fully known and may not be known for some time.
The fund’s use of derivatives may be affected by other applicable laws and regulations and may be subject to review by the SEC, the CFTC, exchange and market authorities and other regulators in the United States and abroad. The fund’s ability to use derivatives may be limited by tax considerations.
Certain derivatives transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies, are entered into directly by the counterparties or through financial institutions acting as market makers (OTC derivatives), rather than being traded on exchanges or in markets registered with the CFTC or the SEC. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange, and only OTC derivatives that are either required to be cleared or submitted voluntarily for clearing to a clearinghouse will enjoy all of the protections that central clearing provides against default by the original counterparty to the trade. In an OTC derivatives transaction that is not cleared, the fund bears the risk of default by its counterparty. In a cleared derivatives transaction, the fund is instead exposed to the risk of default of the clearinghouse and, to the extent the fund has posted any margin, the risk of default of the broker through which it has entered into the transaction. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.
Derivatives involve operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. For derivatives not guaranteed by an exchange or clearinghouse, the fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs, or disagreements as to the meaning of contractual terms and litigation in enforcing those remedies.
Swap contracts that are required to be cleared must be traded on a regulated execution facility or contract market that makes them available for trading. The establishment of a centralized exchange or market for swap transactions may disrupt or limit the swap market and may not result in swaps being easier to trade or value. Market-traded swaps may become more standardized, and the fund may not be able to enter into swaps that meet its investment needs. The fund also may not be able to find a clearinghouse willing to accept the swaps for clearing. The new regulations may make using swaps more costly, may limit their availability, or may otherwise adversely affect their value or performance. Risks associated with the use of derivatives are magnified to the extent that a large portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.
Options on securities and securities indices
The fund may purchase and write put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. The fund may also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.
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Writing call and put options on securities. A call option written by the fund obligates the fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. The exercise price may differ from the market price of an underlying security. The fund has the risk of loss that the price of an underlying security may decline during the call period. The risk may be offset to some extent by the premium the fund receives. If the value of the investment does not rise above the call price, it’s likely that the call will lapse without being exercised. In that case, the fund would keep the cash premium and the investment. All call options written by the fund are covered, which means that the fund will own the securities subject to the options as long as the options are outstanding, or the fund will use the other methods described below. The fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the fund may forgo the opportunity to profit from an increase in the market price of the underlying security.
A put option written by the fund would obligate the fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The fund has no control over when it may be required to purchase the underlying securities. All put options written by the fund would be covered, which means that the fund would have segregated assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the fund. However, in return for the option premium, the fund accepts the risk that it may be required to purchase the underlying security at a price in excess of its market value at the time of purchase.
Call and put options written by the fund will also be considered to be covered to the extent that the fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the fund. In addition, a written call option or put may be covered by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the fund's net exposure on its written option position.
Writing call and put options on securities indices. The fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.
The fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. The fund may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.
Index options are subject to the timing risk inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. If a fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall “out-of-the-money”, the fund will be required to pay cash in an amount of the difference between the closing index value and the exercise price of the option.
Purchasing call and put options. The fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the call option.
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The fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or in securities in which it may invest. The purchase of a put option would entitle the fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the fund's securities. Put options may also be purchased by the fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.
The fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase transactions.”
Risks of trading options. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If the fund is unable to effect a closing purchase transaction with respect to covered options it has written, the fund will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if the fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.
Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the “OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although it is expected that outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
The fund may purchase and sell both options that are traded on U.S. and non-U.S. exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.
Transactions by the fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which the fund may write or purchase may be affected by options written or purchased by other investment advisory clients of Pioneer. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.
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The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the ability of Pioneer to predict future price fluctuations and the degree of correlation between the options and securities markets.
The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.
In addition to the risks of imperfect correlation between the portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.
Futures contracts and options on futures contracts
The fund may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. The fund may enter into closing purchase and sale transactions with respect to any futures contracts and options on futures contracts. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies and other financial instruments and indices. The fund may invest in futures contracts based on the Chicago Board of Exchange Volatility Index (“VIX Futures”). The VIX is an index of market sentiment derived from the S&P 500 option prices, and is designed to reflect investors’ consensus view of expected stock market volatility over future periods. The fund will engage in futures and related options transactions for bona fide hedging and non-hedging purposes as described below. All futures contracts entered into by the fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on non-U.S. exchanges.
Futures contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).
When interest rates are rising or securities prices are falling, the fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, the fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and a decline in the value of its portfolio securities which are denominated in such currency. The fund can purchase futures contracts on a foreign currency to establish the price in U.S. dollars of a security denominated in such currency that the fund has acquired or expects to acquire.
Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.
Hedging strategies. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price, rate of return and currency exchange rate on portfolio securities and securities that the fund owns or proposes to acquire. The fund may, for example, take a “short” position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the value of the fund's securities. Such futures contracts may include contracts for the future delivery of securities held by the fund or securities
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with characteristics similar to those of the fund's securities. Similarly, the fund may sell futures contracts in a foreign currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of Pioneer, there is a sufficient degree of correlation between price trends for the fund's securities and futures contracts based on other financial instruments, securities indices or other indices, the fund may also enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in the portfolio may be more or less volatile than prices of such futures contracts, Pioneer will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the fund's securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the portfolio securities would be substantially offset by a decline in the value of the futures position.
On other occasions, the fund may take a “long” position by purchasing futures contracts. This may be done, for example, when the fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.
Options on futures contracts. The acquisition of put and call options on futures contracts will give the fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the fund obtains the benefit of the futures position if prices move in a favorable direction, but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.
The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the fund's assets. By writing a call option, the fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the fund intends to purchase. However, the fund becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by the fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The fund will incur transaction costs in connection with the writing of options on futures.
The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.
Other considerations regarding futures contracts. The fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for U.S. federal income tax purposes.
Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the fund to purchase securities or currencies, require the fund to segregate assets to cover such contracts and options.
While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the fund than if it had not entered into any futures contracts or options
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transactions. When futures contracts and options are used for hedging purposes, perfect correlation between the fund's futures positions and portfolio positions may be impossible to achieve, particularly where futures contracts based on individual securities are currently not available. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss. It is not possible to hedge fully or perfectly against the effect of currency fluctuations on the value of non-U.S. securities because currency movements impact the value of different securities in differing degrees.
If the fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.
Equity swaps, caps, floors and collars
The fund may enter into equity swaps, caps, floors and collars to hedge assets or liabilities or to seek to increase total return. Equity swaps involve the exchange by a fund with another party of their respective commitments to make or receive payments based on notional equity securities. The purchase of an equity cap entitles the purchaser, to the extent that the market value of a specified equity security or benchmark exceeds a predetermined level, to receive payments of a contractually based amount from the party selling the cap. The purchase of an equity floor entitles the purchaser, to the extent that the market value of a specified equity security or benchmark falls below a predetermined level, to receive payments of a contractually based amount from the party selling the floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of values. Investments in swaps, caps, floors and collars are highly specialized activities which involve investment techniques and risks different from those associated with ordinary portfolio transactions. Investments in equity swaps, caps, floors and collars may be considered speculative because they involve significant risk of loss. If Pioneer is incorrect in its forecast of market values, these investments could negatively impact the fund's performance. These investments also are subject to default risk of the counterparty and may be less liquid than other portfolio securities. Moreover, investments in swaps, caps, floors and collars may involve greater transaction costs than investments in other equity securities.
Financial futures and options transactions
Pioneer has claimed an exclusion from registration as a “commodity pool operator” with respect to the fund under the Commodity Exchange Act (the “CEA”), and, therefore, Pioneer will not, with respect to its management of the fund, be subject to registration or regulation as a commodity pool operator.
Under this exemption, the fund will remain limited in its ability to trade instruments subject to the jurisdiction of the CFTC, including commodity futures (which include futures on broad-based securities indexes and interest rate futures), options on commodity futures and swaps. This limitation also applies with respect to any indirect exposure that the fund may have to these instruments through investments in other funds. Pioneer may have to rely on representations from the underlying fund’s manager about the amount (or maximum permitted amount) of investment exposure that the underlying fund has to instruments such as commodity futures, options on commodity futures and swaps.
Under this exemption, the fund must satisfy one of the following two trading limitations at all times: (1) the aggregate initial margin and premiums required to establish the fund’s positions in commodity futures, options on commodity futures, swaps and other CFTC-regulated instruments may not exceed 5% of the liquidation value of the fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). The fund
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would not be required to consider its exposure to such instruments if they were held for “bona fide hedging” purposes, as such term is defined in the rules of the CFTC. In addition to meeting one of the foregoing trading limitations, the fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the markets for CFTC-regulated instruments.
Debt securities and related investments
Debt securities selection
In selecting debt securities for the fund, Pioneer gives primary consideration to the fund's investment objective, the attractiveness of the market for debt securities given the outlook of Pioneer for the equity markets and the fund's liquidity requirements. Once Pioneer determines to allocate a portion of the fund's assets to debt securities, Pioneer generally focuses on short-term instruments to provide liquidity and may invest in a range of fixed income securities if the fund is investing in such instruments for income or capital gains. Pioneer selects individual securities based on broad economic factors and issuer-specific factors including the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification.
Debt securities rating information
Investment grade debt securities are those rated “BBB” or higher by Standard & Poor’s Ratings Group (“Standard & Poor’s”) or the equivalent rating of other nationally recognized statistical rating organizations. Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer’s ability to pay interest and repay principal.
Below investment grade debt securities are those rated “BB” and below by Standard & Poor’s or the equivalent rating of other nationally recognized statistical rating organizations. See “Appendix A” for a description of rating categories. The fund may invest in debt securities rated “C” or better, or comparable unrated securities as determined by Pioneer.
Below investment grade debt securities or comparable unrated securities are commonly referred to as “junk bonds” and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The issuers of high yield securities also may be more adversely affected than issuers of higher rated securities by specific corporate or governmental developments or the issuers’ inability to meet specific projected business forecasts. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. The recent economic downturn has severely affected the ability of many highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the fund's net asset value to the extent that it invests in such securities. In addition, the fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings or to take other steps to protect its investment in an issuer.
The secondary market for high yield securities is not usually as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, such as those recently prevailing, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these and other circumstances, may be less than the prices used in calculating the fund's net asset value.
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Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the fund may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.
Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities.
For purposes of the fund's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the fund will use the rating chosen by the portfolio manager as most representative of the security's credit quality. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate and may not accurately describe the risk of the security. If a rating organization changes the quality rating assigned to one or more of the fund’s portfolio securities, Pioneer will consider if any action is appropriate in light of the fund's investment objective and policies.
U.S. government securities
U.S. government securities in which the fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency, authority or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farm Service Agency, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, National Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks (“FHLBs”), Federal Home Loan Mortgage Corporation (“FHLMC”), Federal National Mortgage Association (“FNMA”), Maritime Administration, Tennessee Valley Authority and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the FHLBs; (ii) the discretionary authority of the U.S. government to purchase the agency’s obligations, such as securities of FNMA; or (iii) only the credit of the issuer. Such debt securities are subject to the risk of default on the payment of interest and/or principal, similar to debt of private issuers. The maximum potential liability of some U.S. government securities may greatly exceed their current resources, including any legal right to support from the U.S. government. Although the U.S. government provided financial support to FNMA and FHLMC in the past, no assurance can be given that the U.S. government will provide financial support in the future to these or other U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain loan participations described above is limited and, therefore, the participations may be regarded as illiquid.
U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments
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may experience greater volatility in market value than U.S. government securities that make regular payments of interest. The fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the fund's distribution obligations, in which case the fund will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.
Convertible debt securities
The fund may invest in convertible debt securities which are debt obligations convertible at a stated exchange rate or formula into common stock or other equity securities. Convertible securities rank senior to common stocks in an issuer’s capital structure and consequently may be of higher quality and entail less risk than the issuer’s common stock. As with all debt securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase. Depending on the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like equity securities than debt securities.
A convertible security entitles the holder to receive interest that is generally paid or accrued until the convertible security matures, or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics, in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instruments. If a convertible security held by the fund is called for redemption, the fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could result in losses to the fund.
Other investments and investment techniques
Short-term investments
For temporary defensive or cash management purposes, the fund may invest in all types of short-term investments including, but not limited to, (a) commercial paper and other short-term commercial obligations; (b) obligations (including certificates of deposit and bankers’ acceptances) of banks; (c) obligations issued or guaranteed by a governmental issuer, including governmental agencies or instrumentalities; (d) fixed income securities of non-governmental issuers; and (e) other cash equivalents or cash. Subject to the fund's restrictions regarding investment in non-U.S. securities, these securities may be denominated in any currency. Although these investments generally are rated investment grade or are determined by Pioneer to be of equivalent credit quality, the fund may also invest in these instruments if they are rated below investment grade in accordance with its investment objective, policies and restrictions.
Illiquid securities
The fund may invest up to 15% of its net assets in illiquid and other securities that are not readily marketable. If due to subsequent fluctuations in value or any other reasons, the value of the fund's illiquid securities exceeds this percentage limitation, the fund will consider what actions, if any, are necessary to maintain adequate liquidity. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended (the “1933 Act”), are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the 1933 Act and are determined to be liquid by Pioneer. Pioneer determines the liquidity of Rule 144A and other restricted securities according to procedures adopted by the Board of Trustees. Under the direction of the Board of Trustees, Pioneer monitors the application of these guidelines and procedures. The inability of the fund to dispose of illiquid investments
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readily or at reasonable prices could impair the fund's ability to raise cash for redemptions or other purposes. If the fund sold restricted securities other than pursuant to an exception from registration under the 1933 Act such as Rule 144A, it may be deemed to be acting as an underwriter and subject to liability under the 1933 Act.
Repurchase agreements
The fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the fund's purchase price, with the difference being income to the fund. A repurchase agreement may be considered a loan by the fund collateralized by securities. Under the direction of the Board of Trustees, Pioneer reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the fund. The counterparty’s obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the fund's custodian in a segregated, safekeeping account for the benefit of the fund. Repurchase agreements afford the fund an opportunity to earn income on temporarily available cash. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the fund has not perfected a security interest in the security, the fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the fund would be at risk of losing some or all of the principal and interest involved in the transaction. There is no specific limit on the fund's ability to enter into repurchase agreements. The SEC frequently treats repurchase agreements as loans for purposes of the 1940 Act.
Reverse repurchase agreements
Reverse repurchase agreements involve the sale of securities to a bank or other institution with an agreement that the fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of “interest” which may be reflected in the repurchase price. Reverse repurchase agreements involve the risk that the market value of securities purchased by the fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the fund that it is obligated to repurchase. The fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. Reverse repurchase agreements may be considered to be a type of borrowing. The 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund's total assets from banks for any purpose and up to 5% of the fund's total assets from banks and other lenders for temporary purposes. The fund will segregate assets in an amount at least equal to the repurchase price of the securities.
Short sales against the box
The fund may sell securities “short against the box.” A short sale involves the fund borrowing securities from a broker and selling the borrowed securities. The fund has an obligation to return securities identical to the borrowed securities to the broker. In a short sale against the box, the fund at all times owns an equal amount of the security sold short or securities convertible into or exchangeable for, with or without payment of additional consideration, an equal amount of the security sold short. The fund intends to use short sales against the box to hedge. For example when the fund believes that the price of a current portfolio security may decline, the fund may use a short sale against the box to lock in a sale price for a security rather than selling the security immediately. In such a case, any future losses in the fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The fund may engage in short sales of securities only against the box.
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If the fund effects a short sale against the box at a time when it has an unrealized gain on the security, it may be required to recognize that gain as if it had actually sold the security (a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale provided that certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the fund may make short sales against the box.
Dollar rolls
The fund may enter into mortgage “dollar rolls” in which the fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, the fund loses the right to receive principal and interest paid on the securities sold. However, the fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the fund. The fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to its forward purchase price.
For financial reporting and tax purposes, the fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.
Dollar rolls involve certain risks including the following: if the broker-dealer to whom the fund sells the security becomes insolvent, the fund’s right to purchase or repurchase the securities subject to the dollar roll may be restricted and the instrument which the fund is required to repurchase may be worth less than an instrument which the fund originally held. Successful use of dollar rolls will depend upon Pioneer’s ability to manage its interest rate and prepayment exposure. There is no assurance that dollar rolls can be successfully employed.
Asset segregation
The 1940 Act requires that the fund segregate assets in connection with certain types of transactions that may have the effect of leveraging the portfolio. If the fund enters into a transaction requiring segregation, such as a forward commitment or a reverse repurchase agreement, the custodian or Pioneer will segregate liquid assets in an amount required to comply with the 1940 Act. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated. In some instances a fund may “cover” its obligation using other methods to the extent permitted under the 1940 Act, orders or releases issued by the SEC thereunder, or no-action letters or other guidance of the SEC staff.
Portfolio turnover
It is the policy of the fund not to engage in trading for short-term profits, although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs which must be borne by the fund and its shareholders. See “Annual Fee, Expense and Other Information” for the fund's annual portfolio turnover rate.
Lending of portfolio securities
The fund may lend portfolio securities to registered broker-dealers or other institutional investors deemed by Pioneer to be of good standing under agreements which require that the loans be secured continuously by collateral in the form of cash, cash equivalents, U.S. Government securities or irrevocable letters of
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credit issued by banks approved by the fund. The value of the collateral is monitored on a daily basis and the borrower is required to maintain the collateral at an amount at least equal to the market value of the securities loaned. The fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and continues to have all of the other risks associated with owning the securities. Where the collateral received is cash, the cash will be invested and the fund will be entitled to a share of the income earned on the investment, but will also be subject to investment risk on the collateral and will bear the entire amount of any loss in connection with investment of such collateral. The fund may pay administrative and custodial fees in connection with loans of securities and, where the collateral received is cash, the fund may pay a portion of the income earned on the investment of collateral to the borrower, lending agent or other intermediary. Fees and expenses paid by the fund in connection with loans of securities are not reflected in the fee table or expense example in the fund’s prospectus. If the income earned on the investment of the cash collateral is insufficient to pay these amounts or if the value of the securities purchased with such cash collateral declines, the fund may take a loss on the loan. Where the fund receives securities as collateral, the fund will earn no income on the collateral, but will earn a fee from the borrower. The fund reserves the right to recall loaned securities so that it may exercise voting rights on loaned securities according to the fund’s Proxy Voting Policies and Procedures.
The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. In addition, as noted above, the fund continues to have market risk and other risks associated with owning the securities on loan. Where the collateral delivered by the borrower is cash, the fund will also have the risk of loss of principal and interest in connection with its investment of collateral. If a borrower defaults, the value of the collateral may decline before the fund can dispose of it. The fund will lend portfolio securities only to firms that have been approved in advance by Pioneer, which will monitor the creditworthiness of any such firms. However, this monitoring may not protect the fund from loss. At no time would the value of the securities loaned exceed 33 1⁄3% of the value of the fund's total assets.
Interfund lending
To satisfy redemption requests or to cover unanticipated cash shortfalls, a fund may enter into lending agreements (“Interfund Lending Agreements”) under which the fund would lend money and borrow money for temporary purposes directly to and from another Pioneer fund through a credit facility (“Interfund Loan”), subject to meeting the conditions of an SEC exemptive order granted to the funds permitting such interfund lending. All Interfund Loans will consist only of uninvested cash reserves that the fund otherwise would invest in short-term repurchase agreements or other short-term instruments.
If a fund has outstanding borrowings, any Interfund Loans to the fund (a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days) and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the fund, the event of default will automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.
A fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the fund has a secured loan outstanding from any other lender, including but not limited to another Pioneer fund, the fund's interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a fund's total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its
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total assets, the fund may borrow through the credit facility on a secured basis only. A fund may not borrow through the credit facility nor from any other source if its total outstanding borrowings immediately after the interfund borrowing would be more than 33 1⁄3% of its total assets.
No fund may lend to another fund through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending fund's net assets at the time of the loan. A fund's Interfund Loans to any one fund shall not exceed 5% of the lending fund's net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund.
The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another fund. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs.
When-issued and delayed delivery securities
The fund may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the fund prior to the actual delivery or payment by the other party to the transaction. The fund will not earn income on these securities until delivered. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. When the fund enters into when-issued or delayed delivery transactions it will segregate liquid assets with a value equal to the fund's obligations. See “Asset Segregation.”
Disclosure of portfolio holdings
The Board of Trustees has adopted policies and procedures relating to disclosure of the Pioneer funds’ portfolio securities. These policies and procedures are designed to provide a framework for disclosing information regarding portfolio holdings, portfolio composition or other portfolio characteristics consistent with applicable federal securities laws and regulations and general principles of fiduciary duty relating to fund shareholders. While Pioneer may manage other separate accounts and unregistered products that have substantially similar investment strategies to those of another Pioneer fund, and therefore portfolio holdings that may be substantially similar, and in some cases nearly identical, to such fund, these policies and procedures only relate to the disclosure of portfolio information of the Pioneer funds that are registered management companies. Separate account and unregistered product clients are not subject to these policies and procedures. Separate account and unregistered product clients of Pioneer have access to their portfolio holdings, and prospective clients have access to representative holdings.
Generally, Pioneer will make a fund’s full portfolio information available to the public on a monthly basis with an appropriate delay based upon the nature of the information disclosed. Pioneer normally will publish a fund’s full portfolio holdings thirty (30) days after the end of each month (this time period may be different for certain funds. Such information shall be made available on the funds’ website (us.pioneerinvestments.com) and may be sent to rating agencies, reporting/news services and financial intermediaries, upon request. In addition, Pioneer generally makes publicly available information regarding a fund’s top ten holdings (including the percentage of a fund’s assets represented by each security), the percentage breakdown of a fund’s investments by country, sector and industry, various volatility measures (such as beta, standard deviation, etc.), market capitalization ranges and other portfolio characteristics (such as alpha, average P/E ratio, etc.) three (3) business days after the end of each month.
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Due to lags in reporting, the fund’s actual holdings may vary significantly from the most recent publicly disclosed portfolio composition. As described in the prospectus under “Additional Information about NextShares – How NextShares Compare to ETFs,” the fund does not disclose portfolio holdings daily. The Basket used in creations and redemptions of fund shares is not intended to be representative of current portfolio holdings and may vary significantly from the fund’s current holdings.
Pioneer may provide a fund’s full portfolio holdings or other information to certain entities prior to the date such information is made public, provided that certain conditions are met. The entities to which such disclosure may be made as of the date of this statement of additional information are rating agencies, plan sponsors, prospective separate account clients and other financial intermediaries (i.e., organizations evaluating a fund for purposes of investment by their clients, such as broker-dealers, investment advisers, banks, insurance companies, financial planning firms, plan sponsors, plan administrators, shareholder servicing organizations and pension consultants). The third party must agree to a limited use of that information which does not conflict with the interests of the fund’s shareholders, to use the information only for that authorized purpose, to keep such information confidential, and not to trade on such information. The Board of Trustees considered the disclosure of portfolio holdings information to these categories of entities to be consistent with the best interests of shareholders in light of the agreement to maintain the confidentiality of such information and only to use such information for the limited and approved purposes. Pioneer’s compliance department, the local head of investment management and the global chief investment officer may, but only acting jointly, grant exemptions to this policy. Exemptions may be granted only if these persons determine that providing such information is consistent with the interests of shareholders and the third party agrees to limit the use of such information only for the authorized purpose, to keep such information confidential, and not to trade on such information. Although the Board of Trustees will periodically be informed of exemptions granted, granting exemptions entails the risk that portfolio holdings information may be provided to entities that use the information in a manner inconsistent with their obligations and the best interests of a fund.
Currently, Pioneer, on behalf of the Pioneer funds, has ongoing arrangements whereby the following entities may receive a fund’s full portfolio holdings or other information prior to the date such information is made public: Metropolitan Life Insurance Company (within 30 days after month end for board materials and advance preparation of marketing materials, as needed to evaluate Pioneer funds); Roszel Advisors (within 30 days after month end for due diligence and review of certain Pioneer funds included in fund programs); Oppenheimer & Co. (within 30 days after month end for due diligence and review of certain Pioneer funds included in fund programs); UBS (within 15 days after month end for due diligence and review of certain Pioneer funds included in fund programs); Beacon Pointe Advisors (as needed for quarterly review of certain Pioneer funds); Commonwealth Financial Network (within 30 days after month end for risk analysis on funds on behalf of their clients); Hartford Retirement Services, LLC (as needed for risk analysis on funds on behalf of their clients); Transamerica Life Insurance Company (as needed for performance and risk analysis on funds on behalf of their clients); TIBCO Software Inc./Spotfire Division (as needed to evaluate and develop portfolio reporting software); Curcio Webb, LLC (as needed for evaluation and research purposes); Fidelity Investments (as needed to evaluate Pioneer funds); Egan Jones Ratings Company (as needed in order to evaluate and select Nationally Recognized Statistical Rating Organizations (NRSROs)); DBRS Limited (as needed in order to evaluate and select NRSROs); Wells Fargo Advisors (as needed for risk analysis on funds on behalf of their clients and product review); and Capital Market Consultants (as needed to complete quarterly due diligence research).
Compliance with the funds’ portfolio holdings disclosure policy is subject to periodic review by the Board of Trustees, including a review of any potential conflicts of interest in the disclosures made by Pioneer in accordance with the policy or the exceptions permitted under the policy. Any change to the policy to expand the categories of entities to which portfolio holdings may be disclosed or an increase in the purposes for which such disclosure may be made would be subject to approval by the Board of Trustees and, reflected, if material, in a supplement to the fund’s statement of additional information.
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The funds’ full portfolio holdings disclosure policy is not intended to prevent the disclosure of any and all portfolio information to the funds’ service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as Pioneer, the funds’ custodian, fund accounting agent, principal underwriter, investment sub-adviser, if any, independent registered public accounting firm or counsel. In approving the policy, the Board of Trustees considered that the service providers are subject to duties of confidentiality and duties not to trade on non-public information arising under law or contract that provide an adequate safeguard for such information. None of Pioneer, the funds, or any other party receive any compensation or other consideration from any arrangement pertaining to the release of a fund’s full portfolio holdings information.
In addition, the funds make their portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by the federal securities laws. Form N-Q is filed with the SEC within sixty (60) days after the end of a fund’s first and third fiscal quarters. Form N-CSR is filed with the SEC within ten (10) days after the transmission to shareholders of a fund’s annual or semi-annual report, as applicable.
Investment restrictions
Fundamental investment policies
The fund has adopted certain fundamental investment policies which may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the fund. For this purpose, a majority of the outstanding shares of the fund means the vote of the lesser of:
(1)	67% or more of the shares represented at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy; or
(2)	more than 50% of the outstanding shares of the fund.
The fund’s fundamental policies are as follows:
(1)	The fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(2)	The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(3)	The fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(4)	The fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(5)	The fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(6)	The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other
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authority of competent jurisdiction.
(7)	Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the fund may not make any investment if, as a result, the fund's investments will be concentrated in any one industry.
With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes (the fund’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase a fund’s investment portfolio is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund’s net investment income in any given period. Currently, the fund does not contemplate borrowing for leverage, but if the fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit the fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Reverse repurchase agreements may be considered to be a type of borrowing. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. Such trading practices may include futures, options on futures, forward contracts and other derivative investments.
A fund may pledge its assets and guarantee the securities of another company without limitation, subject to the fund’s investment policies (including the fund’s fundamental policy regarding borrowing) and applicable laws and interpretations. Pledges of assets and guarantees of obligations of others are subject to many of the same risks associated with borrowings and, in addition, are subject to the credit risk of the obligor for the underlying obligations. To the extent that pledging or guaranteeing assets may be considered the issuance of senior securities, the issuance of senior securities is governed by the fund’s policies on senior securities. If the fund were to pledge its assets, the fund would take into account any then-applicable legal guidance, including any applicable SEC staff position, would be guided by the judgment of the fund’s Board and Pioneer regarding the terms of any credit facility or arrangement, including any collateral required, and would not pledge more collateral than, in their judgment, is necessary for the fund to obtain the credit sought. Shareholders should note that in 1973, the SEC staff took the position in a no-action letter that a mutual fund could not pledge 100% of its assets without a compelling business reason. In more recent no-action letters, including letters that address the same statutory provision of the 1940 Act (Section 17) addressed in the 1973 letter, the SEC staff has not mentioned any limitation on the amount of collateral that may be pledged to support credit obtained. This does not mean that the staff’s position on this issue has changed.
With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an
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underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.
With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the fund’s manager or a subadviser believes the income justifies the attendant risks. The fund also will be permitted by this policy to make loans of money, including to other funds. The fund has obtained exemptive relief from the SEC to make short-term loans to other Pioneer funds through a credit facility in order to satisfy redemption requests or to cover unanticipated cash shortfalls; as discussed in this Statement of Additional Information under “Interfund Lending”. The conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending, however no lending activity is without risk. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs. The policy in (3) above will be interpreted not to prevent the fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.
With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased. Certain widely used investment practices that involve a commitment by a fund to deliver money or securities in the future are not considered by the SEC to be senior securities, provided that a fund segregates cash or liquid securities in an amount necessary to pay the obligation or the fund holds an offsetting commitment from another party. These investment practices include repurchase and reverse repurchase agreements, swaps, dollar rolls, options, futures and forward contracts. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.
With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current
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SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent the fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.
With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.
With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund's total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. The policy also will be interpreted to give broad authority to the fund as to how to classify issuers within or among industries. When identifying industries for purposes of its concentration policy, the fund may rely upon available industry classifications. As of the date of the SAI, the fund relies primarily on the MSCI Global Industry Classification Standard (GICS) classifications, and, with respect to securities for which no industry classification under GICS is available or for which the GICS classification is determined not to be appropriate, the fund may use industry classifications published by another source, which, as of the date of the SAI, is Bloomberg L.P. As of the date of the SAI, the fund’s adviser may assign an industry classification for an exchange-traded fund in which the fund invests based on the constituents of the index on which the exchange-traded fund is based. The fund may change any source used for determining industry classifications without shareholder approval.
The fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC, SEC staff or other authority of competent jurisdiction as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.
Non-fundamental investment policy
The following policy is non-fundamental and may be changed by a vote of the Board of Trustees without approval of shareholders.
The fund may not invest in any investment company in reliance on Section 12(d)(1)(F) of the 1940 Act, which would allow the fund to invest in other investment companies, or in reliance on Section 12(d)(1)(G) of the 1940 Act, which would allow the fund to invest in other Pioneer funds, in each case without being
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subject to the limitations discussed above under “Other Investment Companies” so long as another investment company invests in the fund in reliance on Section 12(d)(1)(G). The fund has adopted this non-fundamental policy in order that the fund may be a permitted investment of the series of Pioneer Asset Allocation Trust, which invest all of their assets in other investment companies. If the series of Pioneer Asset Allocation Trust do not invest in the fund, then this non-fundamental restriction will not apply.
In addition, the fund’s investment objective is non-fundamental and it and the fund’s non-fundamental investment policies may be changed by a vote of the Board of Trustees without approval of shareholders at any time.
Diversification
The fund is currently classified as a diversified fund under the 1940 Act. A diversified fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of the fund’s total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. Under the 1940 Act, the fund cannot change its classification from diversified to non-diversified without shareholder approval.
3. Trustees and officers
The fund’s Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 45 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation	Other Directorships Held by Trustee
Independent Trustees:
Thomas J. Perna (66) Chairman of the Board and Trustee	Trustee since 2017. Serves until a successor trustee is elected or earlier retirement or removal.	Private investor (2004 – 2008 and 2013 – present); Chairman (2008 – 2013) and Chief Executive Officer (2008 – 2012), Quadriserv, Inc. (technology products for securities lending industry); and Senior Executive Vice President, The Bank of New York (financial and securities services) (1986 – 2004)	Director, Broadridge Financial Solutions, Inc. (investor communications and securities processing provider for financial services industry) (2009 – present); Director, Quadriserv, Inc. (2005 – 2013); and Commissioner, New Jersey State Civil Service Commission (2011 – 2015)
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Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation	Other Directorships Held by Trustee
David R. Bock (73) Trustee	Trustee since 2017. Serves until a successor trustee is elected or earlier retirement or removal.	Managing Partner, Federal City Capital Advisors (corporate advisory services company) (1997 – 2004 and 2008 – present); Interim Chief Executive Officer, Oxford Analytica, Inc. (privately held research and consulting company) (2010); Executive Vice President and Chief Financial Officer, I-trax, Inc. (publicly traded health care services company) (2004 – 2007); and Executive Vice President and Chief Financial Officer, Pedestal Inc. (internet-based mortgage trading company) (2000 – 2002); Private Consultant (1995 – 1997); Managing Director, Lehman Brothers (1992 – 1995); Executive, The World Bank (1979 – 1992)	Director of New York Mortgage Trust (publicly-traded mortgage REIT) (2004 – 2009, 2012 - present); Director of The Swiss Helvetia Fund, Inc. (closed-end fund) (2010 – present); Director of Oxford Analytica, Inc. (2008 – present); and Director of Enterprise Community Investment, Inc. (privately-held affordable housing finance company) (1985 – 2010);
Benjamin M. Friedman (72) Trustee	Trustee since 2017. Serves until a successor trustee is elected or earlier retirement or removal.	William Joseph Maier Professor of Political Economy, Harvard University (1972 – present)	Trustee, Mellon Institutional Funds Investment Trust and Mellon Institutional Funds Master Portfolio (oversaw 17 portfolios in fund complex) (1989 - 2008)
Margaret B.W. Graham (69) Trustee	Trustee since 2017. Serves until a successor trustee is elected or earlier retirement or removal.	Founding Director, Vice-President and Corporate Secretary, The Winthrop Group, Inc. (consulting firm) (1982 – present); Desautels Faculty of Management, McGill University (1999 – present); and Manager of Research Operations and Organizational Learning, Xerox PARC, Xerox's advance research center (1990-1994)	None
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Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation	Other Directorships Held by Trustee
Lorraine H. Monchak (60) Trustee	Trustee since 2017. Serves until a successor trustee is elected or earlier retirement or removal.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union pension funds) (2001 – present); Vice President – International Investments Group, American International Group, Inc. (insurance company) (1993 – 2001); Vice President, Corporate Finance and Treasury Group, Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability Management Group, Federal Farm Funding Corporation (government-sponsored issuer of debt securities) (1988 – 1990); Mortgage Strategies Group, Shearson Lehman Hutton, Inc. (investment bank) (1987 – 1988); Mortgage Strategies Group, Drexel Burnham Lambert, Ltd. (investment bank) (1986 – 1987)	Trustee of Pioneer closed-end investment companies (5 portfolios) (Sept. 2015-present)
Marguerite A. Piret (68) Trustee	Trustee since 2017. Serves until a successor trustee is elected or earlier retirement or removal.	President and Chief Executive Officer, Newbury Piret Company (investment banking firm) (1981 – present)	Director of New America High Income Fund, Inc. (closed-end investment company) (2004 – present); and Member, Board of Governors, Investment Company Institute (2000 – 2006)
Fred J. Ricciardi (69) Trustee	Trustee since 2017. Serves until a successor trustee is elected or earlier retirement or removal.	Consultant (investment company services) (2012 – present); Executive Vice President, BNY Mellon (financial and investment company services) (1969 – 2012); Director, BNY International Financing Corp. (financial services) (2002 – 2012); Director, Mellon Overseas Investment Corp. (financial services) (2009 – 2012)	None
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Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation	Other Directorships Held by Trustee
Interested Trustees:
Lisa M. Jones (55) President and Chief Executive Officer Trustee	Trustee since 2017. Serves until a successor trustee is elected or earlier retirement or removal.	Chair, Director, CEO and President of Pioneer Investment Management USA Inc. (“PIM-USA”) (since September 2014); Chair, Director, CEO and President of Pioneer Investment Management, Inc. (since September 2014); Chair, Director and CEO of Pioneer Funds Distributor, Inc. (since September 2014); Chair, Director, CEO and President of Pioneer Institutional Asset Management, Inc. (since September 2014); and Chair, Director, President and CEO of Pioneer Investment Management Shareholder Services, Inc. (since September 2014); Managing Director, Morgan Stanley Investment Management (2010 – 2013); Director of Institutional Business, CEO of International, Eaton Vance Management (2005 – 2010)	Trustee of Pioneer closed-end investment companies (5 portfolios) (Sept. 2015-present)
Kenneth J. Taubes (58)* Trustee	Trustee since 2017. Serves until a successor trustee is elected or earlier retirement or removal.	Director and Executive Vice President (since 2008) and Chief Investment Officer, U.S. (since 2010) of PIM-USA; Executive Vice President and Chief Investment Officer, U.S. of Pioneer (since 2008); Executive Vice President of Pioneer Institutional Asset Management, Inc. (since 2009); Portfolio Manager of Pioneer (since 1999)	None
Fund Officers:
Christopher J. Kelley (52) Secretary and Chief Legal Officer	Since 2017. Serves at the discretion of the Board	Vice President and Associate General Counsel of Pioneer since January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds since June 2010; Assistant Secretary of all of the Pioneer Funds from September 2003 to May 2010; Vice President and Senior Counsel of Pioneer from July 2002 to December 2007	None
Carol B. Hannigan (55) Assistant Secretary	Since 2017. Serves at the discretion of the Board	Fund Governance Director of Pioneer since December 2006 and Assistant Secretary of all the Pioneer Funds since June 2010; Manager – Fund Governance of Pioneer from December 2003 to November 2006; and Senior Paralegal of Pioneer from January 2000 to November 2003	None
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Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation	Other Directorships Held by Trustee
Thomas Reyes (54) Assistant Secretary	Since 2017. Serves at the discretion of the Board	Senior Counsel of Pioneer since May 2013 and Assistant Secretary of all the Pioneer Funds since June 2010; Counsel of Pioneer from June 2007 to May 2013	None
Mark E. Bradley (57) Treasurer and Chief Financial and Accounting Officer	Since 2017. Serves at the discretion of the Board	Vice President – Fund Treasury of Pioneer; Treasurer of all of the Pioneer Funds since March 2008; Deputy Treasurer of Pioneer from March 2004 to February 2008; and Assistant Treasurer of all of the Pioneer Funds from March 2004 to February 2008	None
Luis I. Presutti (51) Assistant Treasurer	Since 2017. Serves at the discretion of the Board	Director – Fund Treasury of Pioneer; and Assistant Treasurer of all of the Pioneer Funds	None
Gary Sullivan (58) Assistant Treasurer	Since 2017. Serves at the discretion of the Board	Fund Accounting Manager – Fund Treasury of Pioneer; and Assistant Treasurer of all of the Pioneer Funds	None
David F. Johnson (37) Assistant Treasurer	Since 2017. Serves at the discretion of the Board	Fund Administration Manager – Fund Treasury of Pioneer since November 2008; Assistant Treasurer of all of the Pioneer Funds since January 2009; Client Service Manager – Institutional Investor Services at State Street Bank from March 2003 to March 2007	None
Jean M. Bradley (64) Chief Compliance Officer	Since 2017. Serves at the discretion of the Board	Chief Compliance Officer of Pioneer and of all the Pioneer Funds since March 2010; Chief Compliance Officer of Pioneer Institutional Asset Management, Inc. since January 2012; Chief Compliance Officer of Vanderbilt Capital Advisors, LLC since July 2012: Director of Adviser and Portfolio Compliance at Pioneer since October 2005; Senior Compliance Officer for Columbia Management Advisers, Inc. from October 2003 to October 2005	None
Kelly O’Donnell (45) Anti-Money Laundering Officer	Since 2017. Serves at the discretion of the Board	Vice President – Head of Investor Services Group of Pioneer and Anti-Money Laundering Officer of all the Pioneer Funds since 2006	None
*	Mr. Taubes and Ms. Jones are Interested Trustees because they are officers or directors of the fund’s investment adviser and certain of its affiliates.
Board committees
The Board of Trustees is responsible for overseeing the fund’s management and operations. The Chairman of the Board is an Independent Trustee. Independent Trustees constitute more than 75% of the Board. During the most recent fiscal year, the Board of Trustees held 6 meetings. Each Trustee attended at least 75% of such meetings.
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The Trustees were selected to join the Board based upon the following as to each Board member: such person’s character and integrity; such person’s willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Independent Trustee, his or her status as not being an “interested person” as defined under the 1940 Act; and, as to Mr. Taubes, his association with Pioneer. Each of the Independent Trustees also was selected to join the Board based on the criteria and principles set forth in the Nominating Committee Charter. In evaluating a Trustee’s prospective service on the Board, the Trustee’s experience in, and ongoing contributions toward, overseeing the fund’s business as a Trustee also are considered. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Bock, accounting, financial, business and public company experience as a chief financial officer and an executive officer and experience as a board member of other organizations; Mr. Friedman, academic leadership, economic and finance experience and investment company board experience; Ms. Graham, academic leadership, experience in business, finance and management consulting; Mr. Perna, accounting, financial, and business experience as an executive officer and experience as a board member of other organizations; Ms. Piret, accounting, financial and entrepreneurial experience as an executive, valuation experience and investment company board experience; and Mr. Taubes, portfolio management experience and leadership roles with Pioneer. However, in its periodic assessment of the effectiveness of the Board, the Board considers the complementary skills and experience of individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the fund.
The Trust’s Amended and Restated Agreement and Declaration of Trust provides that the appointment, designation (including in any proxy or registration statement or other document) of a Trustee as an expert on any topic or in any area, or as having experience, attributes or skills in any area, or any other appointment, designation or identification, shall not impose on that person any standard of care or liability that is greater than that imposed on that person as a Trustee in the absence of the appointment, designation or identification, and no Trustee who has special attributes, skills, experience or expertise, or is appointed, designated, or identified as aforesaid, shall be held to a higher standard of care by virtue thereof.
The Board of Trustees has five standing committees: the Independent Trustees Committee, the Audit Committee, the Governance and Nominating Committee, the Policy Administration Committee and the Valuation Committee. Each committee is chaired by an Independent Trustee and all members of each committee are Independent Trustees.
The Chairs of the committees work with the Chairman of the Board and fund management in setting the agendas for Board meetings. The Chairs of the committees set the agendas for committee meetings with input from fund management. As noted below, through the committees, the Independent Trustees consider and address important matters involving the fund, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet without the presence of management and are advised by independent legal counsel. The Board has determined that delegation to the committees of specified oversight responsibilities helps ensure that the fund has effective and independent governance and oversight. Notwithstanding the fact that the Chairman of the Board is an Independent Trustee, the Board continues to believe that the committee structure enables the Board more effectively to provide governance and oversight of the fund’s affairs. Mr. Perna, Chairman of the Board, is a member of each committee except the Audit Committee and the Valuation Committee, of each of which he is a non-voting, ex-officio member.
Independent Trustees Committee
David R. Bock, Benjamin M. Friedman, Margaret B.W. Graham, Lorraine H. Monchak, Thomas J. Perna (Chair), Marguerite A. Piret and Fred J. Ricciardi.
The Independent Trustees Committee is comprised of all of the Independent Trustees. The Independent Trustees Committee serves as the forum for consideration of a number of issues required to be considered separately by the Independent Trustees under the 1940 Act, including the assessment and review of the
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fund’s advisory agreement and other related party contracts. The Independent Trustees Committee also considers issues that the Independent Trustees believe it is advisable for them to consider separately from the Interested Trustees.
Audit Committee
David R. Bock (Chair), Benjamin M. Friedman, Lorraine H. Monchak and Marguerite A. Piret.
The Audit Committee, among other things, oversees the accounting and financial reporting policies and practices of the fund, oversees the quality and integrity of the fund’s financial statements, approves, and recommends to the Independent Trustees for their ratification, the engagement of the fund’s independent registered public accounting firm, reviews and evaluates the accounting firm’s qualifications, independence and performance, and approves the compensation of the accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the fund by the fund’s accounting firm and all permissible non-audit services provided by the fund’s accounting firm to Pioneer and any affiliated service providers of the fund if the engagement relates directly to the fund’s operations and financial reporting.
Governance and Nominating Committee
Margaret B.W. Graham (Chair), Thomas J. Perna and Fred J. Ricciardi.
The Governance and Nominating Committee considers governance matters affecting the Board and the fund. Among other responsibilities, the Governance and Nominating Committee reviews the performance of the Independent Trustees as a whole, and reviews and recommends to the Independent Trustees Committee any appropriate changes concerning, among other things, the size and composition of the Board, the Board’s committee structure and the Independent Trustees’ compensation. The Governance and Nominating Committee also makes recommendations to the Independent Trustees Committee or the Board on matters delegated to it.
In addition, the Governance and Nominating Committee screens potential candidates for Independent Trustees. Among other responsibilities, the Governance and Nominating Committee reviews periodically the criteria for Independent Trustees and the spectrum of desirable experience and expertise for Independent Trustees as a whole, and reviews periodically the qualifications and requisite skills of persons currently serving as Independent Trustees and being considered for re-nomination. The Governance and Nominating Committee also reviews the qualifications of any person nominated to serve on the Board by a shareholder or recommended by any Trustee, management or another person and makes a recommendation as to the qualifications of such nominated or recommended person to the Independent Trustees and the Board, and reviews periodically the Committee’s procedure, if any, regarding candidates submitted by shareholders. The Governance and Nominating Committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Independent Trustees to possess (other than qualities or skills that may be required by applicable law or regulation). However, in evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance and Nominating Committee will consider the following general criteria and principles, among any others that it may deem relevant:
•	whether the person has a reputation for integrity, honesty and adherence to high ethical standards;
•	whether the person has demonstrated business acumen and ability to exercise sound judgment in matters that relate to the objectives of the fund and whether the person is willing and able to contribute positively to the decision-making process of the fund;
•	whether the person has a commitment and ability to devote the necessary time and energy to be an effective Independent Trustee, to understand the fund and the responsibilities of a trustee of an investment company;
•	whether the person has the ability to understand the sometimes conflicting interests of the various constituencies of the fund and to act in the interests of all shareholders;
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•	whether the person has a conflict of interest that would impair his or her ability to represent the interests of all shareholders and to fulfill the responsibilities of a trustee; and
•	the value of diversity on the Board. The Governance and Nominating Committee Charter provides that nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law.
The Governance and Nominating Committee also will consider whether the nominee has the experience or skills that the Governance and Nominating Committee believes would maintain or enhance the effectiveness of the Independent Trustees’ oversight of the fund’s affairs, based on the then current composition and skills of the Independent Trustees and experience or skills that may be appropriate in light of changing business conditions and regulatory or other developments. The Governance and Nominating Committee does not necessarily place the same emphasis on each criterion.
The Governance and Nominating Committee does not have a formal policy for considering trustee nominees submitted by the fund’s shareholders. Nonetheless, the Nominating Committee may, on an informal basis, consider any shareholder recommendations of nominees that it receives.
Policy Administration Committee
Margaret B.W. Graham, Thomas J. Perna (Chair) and Fred J. Ricciardi.
The Policy Administration Committee, among other things, oversees and monitors the fund’s compliance with legal and regulatory requirements that are not directly related to financial reporting, internal financial controls, independent audits or the performance of the fund’s internal audit function. The Policy Administration Committee also oversees the adoption and implementation of certain of the fund’s policies and procedures.
Valuation Committee
David R. Bock, Benjamin M. Friedman, Lorraine H. Monchak and Marguerite A. Piret (Chair).
The Valuation Committee, among other things, determines with Pioneer the value of securities under certain circumstances and considers other matters with respect to the valuation of securities, in each case in accordance with the fund’s valuation procedures.
Oversight of risk management
Consistent with its responsibility for oversight of the fund in the interests of shareholders, the Board of Trustees oversees risk management of the fund’s investment management and business operations. In performing this oversight function, the Board considers various risks and risk management practices relating to the fund. The Board has delegated certain aspects of its risk oversight responsibilities to the committees.
The fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, enterprise risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. The goal of risk management is to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the fund.
Most of the fund’s investment management and business operations are carried out by or through Pioneer, its affiliates, and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.
Under the overall supervision of the Board or the applicable committee of the Board, the fund, or Pioneer and the affiliates of Pioneer or other service providers to the fund employ a variety of processes, procedures and controls in an effort to identify, address and mitigate risks. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the fund’s and Pioneer’s chief compliance officer and Pioneer’s chief risk officer and director of internal audit, as well as
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various personnel of Pioneer and of other service providers, make periodic reports to the applicable committee or to the Board with respect to various aspects of risk management. The reports received by the Trustees related to risks typically are summaries of relevant information. During the course of the most recent fiscal year, the Trustees increased the number of presentations from the directors of Internal Audit and Risk Management at Pioneer, as well as the Chief Operating Officer to whom they report, concerning the results and process of their responsibilities.
The Trustees recognize that not all risks that may affect the fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the fund’s goals, that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness, and that some risks are simply beyond the control of the fund or Pioneer and its affiliates or other service providers. As a result of the foregoing and other factors, the fund’s ability to manage risk is subject to substantial limitations.
In addition, it is important to note that the fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.
Compensation of officers and trustees
The Pioneer Funds, including the fund, compensate their Trustees. The Independent Trustees review and set their compensation annually, taking into consideration the committee and other responsibilities assigned to specific Trustees. The table under “Annual Fees, Expense and Other Information — Compensation of Officers and Trustees” sets forth the compensation paid to each of the Trustees. The compensation paid to the Trustees is then allocated among the funds as follows:
•	each fund with assets less than $250 million pays each Independent Trustee an annual fee of $1,000.
•	the remaining compensation of the Independent Trustees is allocated to each fund with assets greater than $250 million based on the fund’s net assets.
•	the Interested Trustees receive an annual fee of $500 from each fund, except in the case of funds with net assets of $50 million or less, which pay each Interested Trustee an annual fee of $200. Pioneer reimburses these funds for the fees paid to the Interested Trustees.
Except for the chief compliance officer, the fund does not pay any salary or other compensation to its officers. The fund pays a portion of the chief compliance officer's compensation for her services as the fund's chief compliance officer. Pioneer pays the remaining portion of the chief compliance officer's compensation.
See “Compensation of Officers and Trustees” in “Annual Fee, Expense and Other Information.”
Other information
The Agreement and Declaration of Trust provides that no Trustee, officer or employee of the fund shall be liable to the fund or any shareholder for any action, failure to act, error or mistake except in cases of bad faith, willful misfeasance, gross negligence or reckless disregard of duty. The Agreement and Declaration of Trust requires the fund to indemnify each Trustee, director, officer, employee and authorized agent to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee, or agent and against amounts paid or incurred by him in settlement thereof. The 1940 Act currently provides that no officer or director shall be protected from liability to the fund or shareholders for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office. The Agreement and Declaration of Trust extends to Trustees, officers and employees of the fund the full protection from liability that the law allows.
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4. Investment adviser
The fund has entered into an amended and restated management agreement (hereinafter, the “management contract”) with Pioneer pursuant to which Pioneer acts as the fund’s investment adviser. Pioneer is an indirect, wholly owned subsidiary of UniCredit. Certain Trustees or officers of the fund are also directors and/or officers of certain of UniCredit’s subsidiaries (see management biographies above). Pioneer has entered into an agreement with its affiliate, Pioneer Investment Management Limited (“PIML”), pursuant to which PIML provides certain services to Pioneer.
As the fund’s investment adviser, Pioneer provides the fund with investment research, advice and supervision and furnishes an investment program for the fund consistent with the fund’s investment objective and policies, subject to the supervision of the fund’s Trustees. Pioneer determines what portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the fund’s securities transactions, and reports to the Trustees on the fund’s investments and performance.
The management contract will continue in effect from year to year provided such continuance is specifically approved at least annually (i) by the Trustees of the fund or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (ii) in either event, by a majority of the Independent Trustees of the fund, with such Independent Trustees casting votes in person at a meeting called for such purpose.
The management contract may be terminated without penalty by the Trustees of the fund or by vote of a majority of the outstanding voting securities of the fund on not more than 60 days’ nor less than 30 days’ written notice to Pioneer, or by Pioneer on not less than 90 days’ written notice to the fund, and will automatically terminate in the event of its assignment (as defined in the 1940 Act) by Pioneer. The management contract is not assignable by the fund except with the consent of Pioneer.
The Trustees’ approval of and the terms, continuance and termination of the management contract are governed by the 1940 Act. Pursuant to the management contract, Pioneer assumes no responsibility other than to render the services called for under the management contract, in good faith, and Pioneer will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities or other transactions for the fund. Pioneer, however, is not protected against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the management contract. The management contract requires Pioneer to furnish all necessary services, facilities and personnel in connection with the performance of its services under the management contract, and except as specifically stated therein, Pioneer is not responsible for any of the fund’s ordinary and extraordinary expenses.
Advisory fee
As compensation for its management services and expenses incurred, the fund pays Pioneer a fee at the annual rate of 0.65% of the fund’s average daily net assets on the first $1 billion, 0.60% of the fund’s average daily net assets over $1 billion. The fee is computed daily and paid monthly.
Expense limitation
[ ]
Administration agreement
The fund has entered into an amended and restated administration agreement with Pioneer pursuant to which Pioneer acts as the fund’s administrator, performing certain accounting, administration and legal services for the fund. Pioneer is reimbursed for its cost of providing such services. The cost of providing these services is based on direct costs and costs of overhead, subject to review by the Board of Trustees.
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See “Annual Fee, Expense and Other Information” for fees the fund paid to Pioneer for administration and related services. In addition, Brown Brothers Harriman & Co. performs certain sub-administration services to the fund pursuant to an agreement with Pioneer and the fund.
Under the terms of the amended and restated administration agreement with the fund, Pioneer pays or reimburses the fund for expenses relating to its services for the fund, with the exception of the following, which are to be paid by the fund: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of Pioneer, or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors; (c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the fund; (d) issue and transfer taxes, chargeable to the fund in connection with securities transactions to which the fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the fund and/or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (g) all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the fund and the Trustees; (i) any distribution fees paid by the fund in accordance with Rule 12b-1 promulgated by the SEC pursuant to the 1940 Act; (j) compensation of those Trustees of the fund who are not affiliated with or interested persons of Pioneer, the fund (other than as Trustees), PIM-USA or the distributor; (k) the cost of preparing and printing share certificates; (l) interest on borrowed money, if any; (m) fees payable by the fund under management agreements and the administration agreement; and (n) extraordinary expenses. The fund shall also assume and pay any other expense that the fund, Pioneer or any other agent of the fund may incur not listed above that is approved by the Board of Trustees (including a majority of the Independent Trustees) as being an appropriate expense of the fund. The fund shall pay all fees and expenses to be paid by the fund under the sub-administration agreement with Brown Brothers Harriman & Co. In addition, the fund shall pay all brokers' and underwriting commissions chargeable to the fund in connection with securities transactions to which the fund is a party.
Potential conflicts of interest
The fund is managed by Pioneer, which also serves as investment adviser to other Pioneer mutual funds and other accounts (including separate accounts and unregistered products) with investment objectives identical or similar to those of the fund. Securities frequently meet the investment objectives of the fund, the other Pioneer mutual funds and such other accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each fund or account presently has in a particular industry and the availability of investment funds in each fund or account.
It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the Pioneer mutual funds or a private account managed by Pioneer seeks to acquire the same security at about the same time, the fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if Pioneer decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the fund. In the event more than one account purchases
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or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other Pioneer mutual funds may have the same or similar investment objectives and policies as the fund, their portfolios do not generally consist of the same investments as the fund or each other, and their performance results are likely to differ from those of the fund.
Personal securities transactions
The fund, Pioneer, and the distributor have adopted codes of ethics under Rule 17j-1 under the 1940 Act which is applicable to their officers, trustees/directors and designated employees. The code permits such persons to engage in personal securities transactions for their own accounts, including securities that may be purchased or held by the fund, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. The codes are on public file with and available from the SEC.
5. Other service providers
Distributor. _______________________________ (the “Distributor”) is the fund’s distributor. The Distributor distributes Creation Units of the fund, but does not maintain a secondary market in shares of the fund. The Distributor’s principal address is _______________________________.
The Distributor has entered into an agreement with Pioneer Funds Distributors Inc. (“PFD”) to provide marketing and sales support to the Fund. PFD is not compensated by the Distributor for such services.
Transfer and Dividend Disbursing Agent. [Name] serves as the transfer and dividend disbursing agent for the Trust. As transfer and dividend disbursing agent, [Name] is responsible for, among other matters, receiving and processing orders for the purchase and redemptions of Creation Units. The principal business address for [Name] is [Insert Address].
6. Shareholder servicing/transfer agent
The fund has contracted with [ ], to act as shareholder servicing and transfer agent for the fund.
Under the terms of its contract with the fund, [ ] services shareholder accounts, and its duties include: (i) processing sales, redemptions and exchanges of shares of the fund; (ii) distributing dividends and capital gains associated with the fund’s portfolio; and (iii) maintaining account records and responding to shareholder inquiries.
7. Custodian and sub-administrator
Brown Brothers Harriman & Co. (“BBH”), 50 Post Office Square, Boston, Massachusetts 02110, is the custodian of the fund’s assets. The custodian’s responsibilities include safekeeping and controlling the fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the fund’s investments.
BBH also performs certain fund accounting and fund administration services for the Pioneer Fund complex, including the fund. For performing such services, BBH receives fees based on complex-wide assets.
8. Independent registered public accounting firm
[ ], the fund’s independent registered public accounting firm, provides audit services, tax return review services, and assistance and consultation with respect to filings with the SEC.
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9. Portfolio management
Additional information about the portfolio managers
Other accounts managed by the portfolio managers
The table below indicates, for the portfolio managers of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of xxxxxxxx, 2017. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships, undertakings for collective investments in transferable securities (“UCITS”) and other non-U.S. investment funds and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager’s personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.
Name of Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed (000’s)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (000’s)
Andrew Acheson	Other Registered Investment Companies	x	$x	N/A	N/A
	Other Pooled Investment Vehicles	x	$x	x	$x
	Other Accounts	x	$x	N/A	N/A
Paul Cloonan	Other Registered Investment Companies	x	$x	N/A	N/A
	Other Pooled Investment Vehicles	x	$x	x	$x
	Other Accounts	x	$x	N/A	N/A
Potential conflicts of interest
When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interest are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interest. See “Compensation of Portfolio Managers” below.
•	A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and
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consistency with the accounts’ investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.
•	A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.
•	A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation.
•	A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.
•	If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.
Compensation of portfolio managers
Pioneer has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the portfolio managers with those of shareholders of the accounts (including Pioneer funds) the portfolio managers manage, as well as with the financial performance of Pioneer. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of
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the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and align the interests of the investment professional with those of shareholders, as well as with the financial performance of Pioneer. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:
•	Quantitative investment performance. The quantitative investment performance calculation is based on pre-tax investment performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund, is the Russell 1000 Growth Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager’s competitive universe.
•	Qualitative performance. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.
•	Pioneer results and business line results. Pioneer’s financial performance, as well as the investment performance of its investment management group, affect a portfolio manager’s actual bonus by a leverage factor of plus or minus (+/–) a predetermined percentage.
The quantitative and qualitative performance components comprise 80% and 20%, respectively, of the overall bonus calculation (on a pre-adjustment basis). A portion of the annual bonus is deferred for a specified period and may be invested in one or more Pioneer funds.
Certain portfolio managers participate in other programs designed to reward and retain key contributors. Senior executives or other key employees are granted performance units based on the stock price performance of UniCredit and the financial performance of Pioneer Global Asset Management S.p.A., which are affiliates of Pioneer. Portfolio managers also may participate in a deferred compensation program, whereby deferred amounts are invested in one or more Pioneer funds.
Share ownership by portfolio managers
The following table indicates as of xxxxxxxx, 2017 the value, within the indicated range, of shares beneficially owned by the portfolio managers of the fund.
Name of Portfolio Manager	Beneficial Ownership of the Fund*
Andrew Acheson	x
Paul Cloonan	x
*	Key to Dollar Ranges
A.	None
B.	$1 – $10,000
C.	$10,001 – $50,000
D.	$50,001 – $100,000
E.	$100,001 – $500,000
F.	$500,001 – $1,000,000
G.	Over $1,000,000
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10. Portfolio transactions
All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by Pioneer pursuant to authority contained in the fund’s management contract. Pioneer seeks to obtain overall best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Pioneer considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer’s execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the U.S.).
Pioneer may select broker-dealers that provide brokerage and/or research services to the fund and/or other investment companies or other accounts managed by Pioneer over which it or its affiliates exercise investment discretion. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, if Pioneer determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Pioneer maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of the fund and other investment companies or accounts managed by Pioneer are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Pioneer believes that no exact dollar value can be calculated for such services.
The research received from broker-dealers may be useful to Pioneer in rendering investment management services to the fund as well as other investment companies or other accounts managed by Pioneer, although not all such research may be useful to the fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Pioneer in carrying out its obligations to the fund. The receipt of such research enables Pioneer to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.
The fund may participate in third-party brokerage and/or expense offset arrangements to reduce the fund’s total operating expenses. Pursuant to third-party brokerage arrangements, the fund may incur lower expenses by directing brokerage to third-party broker-dealers which have agreed to use part of their commission to pay the fund’s fees to service providers unaffiliated with Pioneer or other expenses. Since the commissions paid to the third party brokers reflect a commission cost that the fund would generally expect to incur on its brokerage transactions but not necessarily the lowest possible commission, this arrangement is intended to reduce the fund’s operating expenses without increasing the cost of its brokerage commissions. Since use of such directed brokerage is subject to the requirement to achieve best execution in connection with the fund’s brokerage transactions, there can be no assurance that such arrangements will be utilized. Pursuant to expense offset arrangements, the fund may incur lower transfer agency expenses due to interest earned on cash held with the transfer agent. See “Financial highlights” in the prospectus.
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See the table in “Annual Fee, Expense and Other Information” for aggregate brokerage and underwriting commissions paid by the fund in connection with its portfolio transactions during recently completed fiscal years. The Board of Trustees periodically reviews Pioneer’s performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund.
11. Description of shares
As an open-end management investment company, the fund continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareholder at the next determined net asset value per share. See “Buying and selling shares.” When issued and paid for in accordance with the terms of the prospectus and statement of additional information, shares of the fund are fully paid and non-assessable. Shares will remain on deposit with the fund’s transfer agent and certificates will not normally be issued.
The Trust
The Trust’s operations are governed by the Agreement and Declaration of Trust, dated as of June 23, 2015 (referred to in this section as the declaration). A copy of the Trust’s Certificate of Trust dated as of June 23, 2015, is on file with the office of the Secretary of State of Delaware.
Delaware law provides a statutory framework for the powers, duties, rights and obligations of the board (referred to in this section as the trustees) and shareholders of the Delaware statutory trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the declaration. Some of the more significant provisions of the declaration are described below.
Shareholder voting
The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Delaware law, actions by the trustees without seeking the consent of shareholders. The trustees may, without shareholder approval, where approval of shareholders is not otherwise required under the 1940 Act, merge or consolidate the Trust into other entities, reorganize the Trust or any series or class into another trust or entity or a series or class of another entity, sell the assets of the Trust or any series or class to another entity, or a series or class of another entity, or terminate the Trust or any series or class.
The fund is not required to hold an annual meeting of shareholders, but the fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration gives the board the flexibility to specify either per share voting or dollar-weighted voting. Under per share voting, each share of the fund is entitled to one vote. Under dollar-weighted voting, a shareholder’s voting power is determined, not by the number of shares the shareholder owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.
Election and removal of trustees
The declaration provides that the trustees may establish the number of trustees and that vacancies on the board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The declaration also provides that a mandatory retirement age may be set by action of two-thirds of the trustees and that trustees may be removed at any time or for any reason by a majority of the board or by a majority of the outstanding shareholders of the Trust.
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Amendments to the declaration
The trustees are authorized to amend the declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been shareholders, trustees, officers or, employees of the trust or that limit the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.
Issuance and redemption of shares
The fund may issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. The fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the trustees, including, for example, if the shareholder fails to provide the fund with identification required by law, or if the fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.
Disclosure of shareholder holdings
The declaration specifically requires shareholders, upon demand, to disclose to the fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the fund may disclose such ownership if required by law or regulation.
Small accounts
The declaration provides that the fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the declaration permits the fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.
Series and classes
The declaration provides that the trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The trustees may change any of those features, terminate any series or class, combine series with other series in the trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.
Each share of the fund, as a series of the Trust, represents an interest in the fund only and not in the assets of any other series of the Trust.
Shareholder, trustee and officer liability
The declaration provides that shareholders are not personally liable for the obligations of the fund and requires a fund to indemnify a shareholder against liability arising solely from the shareholder’s ownership of shares in the fund. In addition, the fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The declaration also provides that no Trustee, officer or employee of the Trust owes any duty to any person (including without limitation any shareholder), other than the Trust or any series. The declaration further provides that no trustee, officer or employee of the fund shall be liable to the fund or any shareholder for any action, failure to act, error or mistake except in cases of bad faith, willful misfeasance, gross negligence or reckless disregard of duty. The declaration requires the fund to indemnify each trustee, director, officer, employee and authorized agent to the fullest
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extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a trustee, director, officer, employee, or agent and against amounts paid or incurred by him in settlement thereof. The 1940 Act currently provides that no officer or director shall be protected from liability to the fund or shareholders for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office. The declaration extends to trustees, officers and employees of the fund the full protection from liability that the law allows.
The declaration provides that the appointment, designation or identification of a trustee as chairperson, a member of a committee, an expert, lead independent trustee, or any other special appointment, designation or identification shall not impose any heightened standard of care or liability on such trustee.
Derivative and direct actions
The declaration provides a detailed process for the bringing of derivative or direct actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the fund’s trustees. The declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the fund, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the fund. The declaration further provides that shareholders owning shares representing at least 10% of the voting power of the affected fund must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the fund in connection with the consideration of the demand, if a court determines that the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the shareholders bringing the action may be responsible for the fund’s costs, including attorneys’ fees, if a court determines that the action was brought without reasonable cause or for an improper purpose.
The declaration provides that no shareholder may bring a direct action claiming injury as a shareholder of the Trust, or any series or class thereof, where the matters alleged (if true) would give rise to a claim by the Trust or by the Trust on behalf of a series or class, unless the shareholder has suffered an injury distinct from that suffered by the shareholders of the Trust, or the series or class, generally. Under the declaration, a shareholder bringing a direct claim must be a shareholder of the series or class with respect to which the direct action is brought at the time of the injury complained of, or have acquired the shares afterwards by operation of law from a person who was a shareholder at that time.
The declaration further provides that the fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the fund is obligated to pay shall be calculated using reasonable hourly rates. The declaration also requires that actions by shareholders against the fund be brought only in federal court in Boston, Massachusetts, or if not permitted to be brought in federal court, then in state court in Boston, Massachusetts, and that shareholders have no right to jury trial for such actions.
The declaration also provides that shareholders have no rights, privileges, claims or remedies under any contract or agreement entered into by the Trust with any service provider or other agent or contract with the Trust, including, without limitation, any third party beneficiary rights, except as may be expressly provided in any service contract or agreement.
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12. Buying and selling shares
Purchase and Redemption of Creation Units.
The Trust issues and redeems fund shares only in specified large aggregations of shares called “Creation Units.” A discussion of the purchase and redemption of Creation Units is contained in the Prospectus under “Fund Summary – Purchases and Sales of Fund Shares” and “Buying and Selling Shares.” The discussion below supplements, and should be read in conjunction with, such sections of the prospectus.
Authorized Participants. All orders to purchase or redeem Creation Units must be placed with the fund by or through an “Authorized Participant,” which is either: (a) a “participating party” (i.e., a Broker or other participant in the Continuous Net Settlement (“CNS”) System of the NSCC) or (b) a participant in the DTC system (“DTC Participant”), which in any case has executed an agreement with the Distributor (“Participant Agreement”). An investor does not have to be an Authorized Participant to transact in Creation Units, but must place an order through and make appropriate arrangements with an Authorized Participant.
Timing. Fund shares are not authorized for sale outside of the United States, its territories and possessions without the prior written consent of the fund. Creation Units are issued and redeemed each Business Day at the NAV per share next determined after an order in proper form is received by the fund or its agent. Validly submitted orders to purchase or redeem Creation Units on each Business Day will be accepted until the New York Stock Exchange (“NYSE”) market closes (the “Order Cut-Off Time”), generally 4:00 p.m. Eastern time, on the Business Day that the order is placed (the “Transmittal Date”). All orders must be received no later than the Order Cut-Off Time in order to receive the NAV determined on the Transmittal Date. Creation Units may be issued and redeemed through the delivery of cash, securities or other instruments specified by the fund, or a combination thereof.
The fund may require that Custom Orders (as defined below) be received no later than one hour prior to the Order Cut-Off Time. When the NASDAQ Stock Market LLC (“Listing Exchange”) or bond markets close earlier than normal, the fund may require orders for Creation Units to be placed earlier in the Business Day. Orders to purchase fund shares invested in fixed-income instruments may not be accepted on any day when the bond markets are closed.
Investors must accumulate enough fund shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the fund. There can be no assurance that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of fund shares to constitute a redeemable Creation Unit. All requests for redemption must be preceded or accompanied by the requisite number of fund shares, which delivery will generally be made through the DTC Process.
As noted under “Taxes,” a fund has the right to reject an order for Creation Units if the creator (or group of creators) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of a fund and if, pursuant to Section 351 of the Code, the fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. A fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.
Payment. To keep trading costs low and to enable the fund to be as fully invested as possible, the fund generally expects to issue and redeem Creation Units in kind through the delivery of securities and/or other portfolio instruments, rather than cash, to the extent practicable. Creations and redemptions may be effected partially or entirely in cash when in-kind delivery is not practicable or deemed not in the best interests of shareholders.
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Subject to certain exceptions described below, the Basket (“Basket” means the basket of securities, other instruments and/or cash that the fund specifies each Business Day and for which it issues and redeems Creation Units) instruments paid or received by the fund will be the same for all purchasers and redeemers of Creation Units on a given Business Day. Basket instruments may include cash, securities and/or other transferable investment assets. Each security included in the Basket will be a current holding of the fund. To the extent there is a difference between the NAV of a Creation Unit and the aggregate market value of the Basket instruments exchanged for the Creation Unit, the party conveying the lower value will pay to the other an amount in cash equal to that difference (the “Balancing Amount”).
To preserve the confidentiality of the fund’s trading activities, the investment adviser anticipates that the Basket will normally not be a pro rata slice of the fund’s portfolio positions. Rather, instruments being acquired will generally be excluded from the Basket until their purchase is completed and instruments being sold may not be removed from the Basket until the sale program is substantially completed. Further, when deemed by the investment adviser to be in the best interest of the fund and its shareholders, other portfolio positions may be excluded from the Basket. Whenever portfolio positions are excluded from the Basket, the Basket may include proportionately more cash than is in the portfolio, with such additional cash substituting for the excluded portfolio positions.
The fund may permit an Authorized Participant to deposit or receive, as applicable, cash in lieu of some or all of the Basket instruments, solely because: (a) such instruments are, in the case of the purchase of a Creation Unit, not available in sufficient quantity; (b) such instruments are not eligible for trading by the Authorized Participant or the investor on whose behalf the Authorized Participant is acting; or (c) a holder of fund shares investing in foreign instruments would be subject to unfavorable income tax treatment if the holder received redemption proceeds in kind. No other Basket substitutions will be permitted. A “Custom Order” is any purchase or redemption of Shares made in whole or in part on a cash basis as described in clause (a) or (b) of this paragraph. In addition, the fund may require purchases and redemptions on a given Business Day to be made entirely on a cash basis. In such an instance, the fund will announce, before the open of trading on such day, that all purchases, all redemptions or all purchases and redemptions on that day will be made entirely in cash. The fund may also determine, upon receiving a purchase or redemption order from an Authorized Participant, to require the purchase or redemption, as applicable, to be made entirely in cash.
Each Business Day, before the open of trading on the Listing Exchange, the investment adviser will cause the Basket, including the names and quantities of the securities, cash and other instruments in the Basket and the estimated Balancing Amount for that day to be disseminated through the National Securities Clearing Corporation (“NSCC”), a clearing agency registered with the SEC and affiliated with the Depository Trust Company (“DTC”). The Basket will also be posted to the fund’s website. The published Basket will apply until a new Basket is announced, and there will be no intraday changes to the Basket except to correct errors in the published Basket. The investment adviser will also make available on a daily basis information about the previous day’s Balancing Amount.
Clearance and Settlement. Orders for purchases and redemptions of Creation Units will be processed either through an enhanced clearing process or through a manual clearing process. The NSCC/CNS system for effecting in-kind purchases and redemptions of ETFs (the “NSCC Process”) simplifies the transfer of a basket of securities between two parties by treating all of the securities that constitute the basket as a single unit.
There are limitations on investors’ ability to use the NSCC Process. First, it is available only to those DTC Participants that also are participants in the CNS System of the NSCC. Other DTC Participants must use a manual clearing process (the “DTC Process”), involving a line-by-line movement of each transferred position, which is available to all DTC Participants. Because the DTC Process involves the movement of individual positions, while the NSCC Process can act on instructions regarding the movement of one unitary basket that automatically processes the movement of multiple securities, DTC may charge the
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Fund more than NSCC to settle purchases and/or redemptions of Creation Units. Further, the NSCC Process is generally only available for transactions involving domestic equity securities and certain domestic income securities. Thus, it may only be used in connection with in-kind transactions for Fund Creation Units that include only eligible securities in their Basket.
Orders for purchases and redemptions of Creation Units that include foreign instruments in their Basket will not go through either the NSCC Process or the DTC Process. Rather, such transactions will go through the fund’s custodian and its sub-custodian network. Once such a creation order has been placed with the fund or its agent, the Transfer Agent will inform the investment adviser and the fund’s custodian. The custodian will then inform the appropriate sub-custodians. In connection with a creation, the Authorized Participant will deliver to the appropriate sub-custodians, on behalf of itself or the beneficial owner on whose behalf it is acting, the Basket instruments as determined according to the procedures described above. The sub-custodians will confirm to the custodian that the purchase consideration has been delivered, and the custodian will notify the investment adviser and Distributor of the delivery. After shares have been instructed to be delivered, the Distributor will furnish the purchaser with a confirmation and a prospectus (if necessary). For a redemption, the same process proceeds in reverse.
In-kind transactions in Creation Units involving fixed-income instruments that do not use the DTC Process will generally clear and settle as follows: Basket securities that are U.S. government or U.S. agency securities and any cash will settle via free delivery through the Federal Reserve System; Basket securities that are non-U.S. fixed-income securities will settle in accordance with the normal rules for settlement of such securities in the applicable non-U.S. market. Fund shares will settle through DTC. The custodian will monitor the movement of the underlying Basket instruments and will instruct the movement of shares only upon validation that such instruments have settled correctly. The settlement of fund shares will be aligned with the settlement of the underlying Basket and, except as discussed below with respect to Basket instruments traded in foreign markets, will generally occur no later than the third Business Day following the day on which an order is deemed received by the Distributor.
Orders for purchases and redemptions of Creation Units that include foreign instruments in their Basket may be on a basis other than the third Business Day following receipt in good order in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates or under certain other circumstances. The ability of the Trust to effect in-kind purchases and redemptions within three Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement periods. The securities delivery cycles currently practicable for transferring portfolio securities to redeeming shareholders, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for the funds, in certain circumstances. The holidays applicable to the fund that include foreign instruments in their basket during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices could affect the information set forth herein at some time in the future. Because the portfolio securities of the fund may trade on days that the fund’s Listing Exchange is closed or on days that are not Business Days for the
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fund, shareholders may not be able to redeem their shares of the fund, or to purchase and sell shares of the fund on the Listing Exchange, on days when the NAV of the fund could be significantly affected by events in the relevant non-U.S. markets.
Delivery. The Transfer Agent will transmit all purchase orders received from Authorized Participants to the fund. After the fund has accepted a purchase order and received delivery of the purchase consideration, NSCC or DTC, as applicable, will instruct the fund to initiate delivery of the appropriate number of shares to the book-entry account specified by the Authorized Participant. Delivery of Creation Units by the fund is expected to occur within the normal settlement cycle, currently no later than the third Business Day following the day on which an order is deemed to be received by the Transfer Agent. The Transfer Agent will issue or cause the issuance of confirmations of acceptance. The Distributor will be responsible for delivering a prospectus to Authorized Participants purchasing Creation Units. The Transfer Agent and Distributor will maintain records of both the orders placed with it and the confirmations of acceptance furnished by it.
Shares will not normally be issued to a purchasing Authorized Participant until after the transfer to the fund of good title to the Basket instruments required to be delivered in connection with the purchase. However, shares may be transferred in advance of receipt by the fund of all or a portion of the applicable Basket instrument(s) as described further below. In these circumstances, the Authorized Participant will be required to transfer the available Basket instruments plus cash in an amount equal to 115% of the market value of any undelivered Basket instrument(s) (the “Additional Cash Deposit”). Each Creation Unit order shall be deemed to be received on the Business Day on which the order is placed, provided that the order is placed in proper form prior to the Order Cut-Off Time on such date and cash in the appropriate amount is deposited with the Fund’s custodian by the time designated by the Fund’s custodian on settlement date. If the order is not placed in proper form by the Order Cut-Off Time or federal funds in the appropriate amount are not received by the time designated by the fund’s custodian on settlement date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the fund for losses, if any, resulting therefrom.
As noted above, an additional amount of cash shall be required to be deposited with the fund, pending delivery of the missing Basket instrument(s) in an amount equal to at least 115% of the daily marked to market value of the missing Basket instrument(s). In the event that additional cash is not paid, the fund may use the cash on deposit to purchase the missing Basket instrument(s). The Authorized Participant will be liable to the fund for the costs incurred by the fund in connection with any such purchases and the Authorized Participant shall be liable to the fund for any shortfall between the cost to the fund of purchasing any missing Basket instrument(s) and the value of the collateral. These costs will be deemed to include the amount by which the actual purchase price of the Basket instrument(s) exceeds the market value of such Basket instruments on the day the Creation Unit order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The fund will return any unused portion of the Additional Cash Deposit once all of the missing Basket instrument(s) have been properly received by the Custodian or purchased by the fund and deposited into the fund’s account with the fund’s Custodian.
In connection with taking delivery of shares of securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the securities are customarily traded, to which account such securities will be delivered. Deliveries of redemption proceeds generally will be made within three Business Days of the trade date.
Redemptions of shares for fund securities will be subject to compliance with applicable federal and state securities laws and the fund reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific fund securities upon redemptions or could not do so without first registering fund securities under such laws. A redeeming investor that is subject to a legal restriction with
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respect to a particular security included in the fund’s Basket instruments may be paid an equivalent amount of cash. The Authorized Participant through which such a redeeming investor transacts may request that the redeeming investor complete an order form or enter into agreements with respect to such matters as compensating cash payment. Further, a redeeming investor that is not a “qualified institutional buyer” (“QIB”), as such term is defined under Rule 144A under the 1933 Act, will not be able to receive fund securities that are restricted securities eligible for resale under Rule 144A. A redeeming investor may be required by the Trust to provide a written confirmation with respect to QIB status in order to receive fund securities.
The right of redemption may be suspended or the date of payment postponed with respect to the fund (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of fund shares or determination of the NAV of the shares is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC.
Transaction Fees. Orders for Creation Units are subject to transaction fees. See “Buying and Selling Shares – Transaction Fees” in the Prospectus.
Order Rejection. The fund and/or the Transfer Agent may reject any order that is not in proper form. Further, the fund may reject a purchase order transmitted to it if, for example: (a) the purchaser or group of related purchasers, upon obtaining the Creation Units, would own 80% or more of outstanding fund shares; (b) the acceptance of the Basket would have certain adverse tax consequences, such as causing the fund to no longer meet the requirements of a regulated investment company under the Code; (c) the acceptance of the Basket would, in the opinion of the Trust, be unlawful, as in the case of a purchaser who is banned from trading in securities; (d) the acceptance of the Basket would otherwise, in the discretion of the Trust or the investment adviser, have an adverse effect on the fund or its shareholders; or (e) there exist circumstances outside the control of the fund that make it impossible to process purchases of Creation Units for all practical purposes. Examples of such circumstances include: acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the fund, the investment adviser, the transfer agent, the custodian, the Distributor, DTC, NSCC or any other participant in the purchase process; and similar extraordinary events.
Required Early Acceptance of Orders. Notwithstanding the foregoing, Authorized Participants may be notified that the Order Cut-Off Time may be earlier on a particular Business Day.
Exchange Listing and Trading. A discussion of exchange listing and trading matters associated with an investment in the fund is contained in the Prospectus under “Fund Summary – Purchases and Sales of Fund Shares” and “Buying and Selling Shares.” The discussion below supplements, and should be read in conjunction with, such sections of the prospectus.
The fund’s shares are listed for trading on the Listing Exchange, and trade thereon at prices that are directly linked to the fund’s next end-of-day NAV (“NAV-Based Trading”). Shares may also be bought and sold on other national securities exchanges and alternative trading systems that have obtained appropriate licenses, adopted applicable rules and developed systems to support trading in Fund shares. In NAV-Based Trading, all trades are executed at the next NAV, plus or minus a trading cost (i.e., a premium or discount to NAV) determined at the time of trade execution. For each trade, the final transaction price is determined once NAV is computed. Buyers will not know the value of their purchases and sales until the end of the trading day.
Although share prices will be quoted throughout the day relative to NAV, there is not a fixed relationship between trading prices and NAV. Instead, the premium or discount to NAV at which Share transactions are executed is locked in at the time of trade execution, and will depend on market factors, including the
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balance of supply and demand for shares among investors, transaction fees and other costs associated with creating and redeeming Creation Units of shares, competition among market makers, the Share inventory positions and inventory strategies of market makers, and the volume of share trading. Reflecting these and other market factors, prices for shares in the secondary market may be above, at or below NAV. The fund does not offer the opportunity to transact intraday at prices determined at time of trade execution.
There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of fund shares will continue to be met.
The Listing Exchange may, but is not required to, remove fund shares from listing if: (i) following the initial twelve-month period after commencement of trading of the fund, there are fewer than 50 beneficial holders of the shares for 30 or more consecutive trading days; (ii) the fund’s IIV or NAV is no longer calculated or its IIV, NAV or Basket composition is no longer available to all market participants at the same time; (iii) the fund has failed to submit any filings required by the SEC or if the Listing Exchange is aware that the fund is not in compliance with the conditions of any exemptive order or no-action relief granted by the SEC with respect to the fund; or (iv) such other event shall occur or condition exists that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. In addition, the Listing Exchange will remove the fund shares from listing and trading upon termination of the Trust or the fund.
Book Entry Only System. The following information supplements and should be read in conjunction with “Buying and Selling Shares” in the prospectus.
DTC acts as securities depositary for fund shares. Fund shares are represented by securities registered in the name of DTC or its nominee, CEDE & Co., and deposited with, or on behalf of, DTC. Certificates will not be issued for fund shares.
DTC, a limited-purpose trust company, was created to hold securities of DTC Participants and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).
Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.
Conveyance of all notices, statements and other communications to Beneficial Owners is affected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the fund shares held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to
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such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Payment of fund distributions shall be made to DTC or its nominee, [Insert nominee name], as the registered holder of all fund shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in fund shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is the case for securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may determine to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Listing Exchange.
Additional payments to financial intermediaries
Pioneer or one or more of its affiliates (collectively, “Pioneer Affiliates”) may make additional payments to financial intermediaries in connection with the promotion and sale of shares of Pioneer funds. Pioneer Affiliates make these payments from their own resources, which include resources that derive from compensation for providing services to the Pioneer funds. These additional payments are described below. The categories described below are not mutually exclusive. The same financial intermediary may receive payments under more than one or all categories. Many financial intermediaries that sell shares of Pioneer funds receive one or more types of these payments. The financial intermediary typically initiates requests for additional compensation. Pioneer negotiates these arrangements individually with financial intermediaries and the amount of payments and the specific arrangements may differ significantly. A financial intermediary also may receive different levels of compensation with respect to sales or assets attributable to different types of clients of the same intermediary or different Pioneer funds. Where services are provided, the costs of providing the services and the overall array of services provided may vary from one financial intermediary to another. Pioneer Affiliates do not make an independent assessment of the cost of providing such services. While the financial intermediaries may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in servicing its clients, the financial intermediary may earn a profit on these payments, since the amount of the payment may exceed the financial intermediary’s costs. In this context, “financial intermediary” includes any broker, dealer, bank (including bank trust departments), insurance company, transfer agent, registered investment adviser, financial planner, retirement plan administrator and any other financial intermediary having a selling, administrative and shareholder servicing or similar agreement with a Pioneer Affiliate.
A financial intermediary’s receipt of additional compensation may create conflicts of interest between the financial intermediary and its clients. Each type of payment discussed below may provide your financial intermediary with an economic incentive to actively promote the Pioneer funds over other mutual funds or cooperate with the distributor’s promotional efforts. The receipt of additional compensation for Pioneer Affiliates may be an important consideration in a financial intermediary’s willingness to support the sale
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of the Pioneer funds through the financial intermediary’s distribution system. Pioneer Affiliates are motivated to make the payments described above since they promote the sale of Pioneer fund shares and the retention of those investments by clients of financial intermediaries. In certain cases these payments could be significant to the financial intermediary. The financial intermediary may charge additional fees or commissions other than those disclosed in the prospectus. Financial intermediaries may categorize and disclose these arrangements differently than Pioneer Affiliates do. To the extent financial intermediaries sell more shares of the funds or retain shares of the funds in their clients’ accounts, Pioneer Affiliates benefit from the incremental management and other fees paid to Pioneer Affiliates by the funds with respect to those assets.
Revenue sharing payments
Pioneer Affiliates make revenue sharing payments as incentives to certain financial intermediaries to promote and sell shares of Pioneer funds. The benefits Pioneer Affiliates receive when they make these payments include, among other things, entry into or increased visibility in the financial intermediary’s sales system, participation by the intermediary in the distributor’s marketing efforts (such as helping facilitate or providing financial assistance for conferences, seminars or other programs at which Pioneer personnel may make presentations on the funds to the intermediary’s sales force), placement on the financial intermediary’s preferred fund list, and access (in some cases, on a preferential basis over other competitors) to individual members of the financial intermediary’s sales force or management. Revenue sharing payments are sometimes referred to as “shelf space” payments because the payments compensate the financial intermediary for including Pioneer funds in its fund sales system (on its “shelf space”). Pioneer Affiliates also may pay financial intermediaries “finders’” or “referral” fees for directing investors to the Pioneer funds. Pioneer Affiliates compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary.
The revenue sharing payments Pioneer Affiliates make may be calculated on sales of shares of Pioneer funds (“Sales-Based Payments”); although there is no policy limiting the amount of Sales-Based Payments any one financial intermediary may receive, the total amount of such payments normally does not exceed 0.25% per annum of those assets. Such payments also may be calculated on the average daily net assets of the applicable Pioneer funds attributable to that particular financial intermediary (“Asset-Based Payments”); although there is no policy limiting the amount of Asset-Based Payments any one financial intermediary may receive, the total amount of such payments normally does not exceed 0.16% per annum of those assets. Sales-Based Payments primarily create incentives to make new sales of shares of Pioneer funds and Asset-Based Payments primarily create incentives to retain previously sold shares of Pioneer funds in investor accounts. Pioneer Affiliates may pay a financial intermediary either or both Sales-Based Payments and Asset-Based Payments.
Administrative and processing support payments
Pioneer Affiliates also may make payments to certain financial intermediaries that sell Pioneer fund shares for certain administrative services, including record keeping and sub-accounting shareholder accounts, to the extent that the funds do not pay for these costs directly. Pioneer Affiliates also may make payments to certain financial intermediaries that sell Pioneer fund shares in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that Pioneer Affiliates may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial intermediary’s mutual fund trading system.
Other payments
From time to time, Pioneer Affiliates, at their expense, may provide additional compensation to financial intermediaries which sell or arrange for the sale of shares of the Pioneer funds. Such compensation provided by Pioneer Affiliates may include financial assistance to financial intermediaries that enable
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Pioneer Affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. Pioneer Affiliates make payments for entertainment events they deem appropriate, subject to Pioneer Affiliates’ guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.
As of xxxxxxxxx, 20xx, Pioneer anticipates that the following broker-dealers or their affiliates will receive additional payments as described in the fund’s prospectus and statement of additional information:
Please contact your financial intermediary for details about any payments it receives from Pioneer Affiliates or the funds, as well as about fees and/or commissions it charges.
13. Pricing of shares
Net asset value. The net asset value per share of the fund is determined as of the scheduled close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) on each day on which the Exchange is open for trading. As of the date of this statement of additional information, the Exchange is open for trading every weekday except for the days the following holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of the fund is also determined on any other day on which the level of trading in its portfolio securities is sufficiently high that the current net asset value per share might be materially affected by changes in the value of its portfolio securities. The fund is not required to determine its net asset value per share on any day on which no purchase orders in good order for fund shares are received and no shares are tendered and accepted for redemption.
Ordinarily, investments in debt securities are valued on the basis of information furnished by a pricing service which utilizes primarily a matrix system (which reflects such factors as security prices, yields, maturities and ratings), supplemented by dealer and exchange quotations. Other securities are valued at the last sale price on the principal exchange or market where they are traded. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the current bid and asked prices.
Securities quoted in foreign currencies are converted to U.S. dollars utilizing foreign exchange rates employed by the fund’s independent pricing services. Generally, trading in non U.S. securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. The values of such securities used in computing the net asset value of the fund’s shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the Exchange and will therefore not be reflected in the computation of the fund’s net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any international securities owned by the fund could change on a day you cannot buy or sell shares of the fund.
When prices determined using the foregoing methods are not available or are considered by Pioneer to be unreliable, the fund uses fair value methods to value its securities in accordance with procedures approved by the fund's trustees. The fund also may use fair value pricing methods to value its securities, including a non-U.S. security, when Pioneer determines that prices determined using the foregoing methods no longer accurately reflect the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. Valuing securities using fair value methods may cause the net
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asset value of the fund’s shares to differ from the net asset value that would be calculated using closing market prices. In connection with making fair value determinations of the value of fixed income securities, the fund may use a pricing matrix. The prices used for these securities may differ from the amounts received by the fund upon sale of the securities, and these differences may be substantial.
The net asset value per share of the fund is computed by taking the value of all of the fund’s assets, less the fund’s liabilities, and dividing the result by the number of outstanding shares. For purposes of determining net asset value, expenses of the fund are accrued daily and taken into account.
Intraday indicative values. The Trust will arrange for the continuous calculation by an independent third party and publication throughout the regular trading session of the Listing Exchange (generally 9:30 a.m. to 4:00 p.m. Eastern time) each business day of the intraday indicative value (“IIV”) of the fund’s shares. IIVs are calculated based on the current market trading prices of the fund’s underlying holdings and disseminated at periodic intervals of not more than 15 minutes. The purpose of IIVs is to help investors to estimate that day’s closing net asset value so they can determine the number of shares to buy or sell if they want to trade an approximate dollar amount. Because IIVs will generally differ from the end-of-day net asset value of the fund, they cannot be used to calculate with precision the dollar value of a prescribed number of shares to be bought or sold. Investors should understand that fund transaction prices are based on closing net asset values, and that net asset values may vary significantly from IIVs during periods of market volatility.
14. Tax status
The fund is treated as a separate entity for U.S. federal income tax purposes. The fund intends to elect to be treated, and intends to qualify each year, as a “regulated investment company” under Subchapter M of the Code, so that it will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, the fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the “90% income test”) and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the fund’s total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the fund’s total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.
For purposes of the 90% income test, the character of income earned by certain entities in which the fund invests that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships other than certain publicly traded partnerships or trusts that have not elected to be classified as corporations under the “check-the-box” regulations) will generally pass through to the fund. Consequently, in order to qualify as a regulated investment company, the fund may be required to limit its equity investments in such entities that earn fee income, rental income or other nonqualifying income.
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If the fund qualifies as a regulated investment company and properly distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest income, if any, over certain disallowed deductions, the fund generally will not be subject to U.S. federal income tax on any income of the fund, including “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the fund meets such distribution requirements, but chooses to retain some portion of its taxable income or gains, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. The fund intends to distribute at least annually all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), net tax-exempt interest income, and net capital gain.
If, for any taxable year, the fund does not qualify as a regulated investment company or does not satisfy the 90% distribution requirement, it will be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by the fund to tax at the corporate level and to a further tax at the shareholder level when such income is distributed. Under certain circumstances, the fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so, the fund may incur significant fund-level taxes and may be forced to dispose of certain assets.
Under the Code, the fund will be subject to a nondeductible 4% U.S. federal excise tax on a portion of its undistributed ordinary income and capital gain net income if it fails to meet certain distribution requirements with respect to each calendar year and year ending October 31, respectively. The fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.
The fund generally distributes any net short- and long-term capital gains in November. The fund generally pays dividends from any net investment income in December. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the fund to avoid U.S. federal income or excise tax.
For U.S. federal income tax purposes, all dividends generally are taxable whether a shareholder takes them in cash or a financial intermediary reinvests them in additional shares of the fund. In general, assuming that the fund has sufficient earnings and profits, dividends from net investment income and net short-term capital gains are taxable either as ordinary income or, if certain conditions are met, as “qualified dividend income,” taxable to individual and certain other noncorporate shareholders at U.S. federal income tax rates of up to 20%.
In general, dividends may be reported by the fund as qualified dividend income if they are attributable to qualified dividend income received by the fund. Qualified dividend income generally means dividend income received from the fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are
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met by both the fund and the shareholders. If 95% or more of the fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the fund may report all distributions of such income as qualified dividend income.
A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Passive foreign investment companies are not qualified foreign corporations for this purpose. Dividends received by the fund from REITs generally are not expected to qualify for treatment as qualified dividend income.
A dividend that is attributable to qualified dividend income of the fund that is paid by the fund to a shareholder will not be taxable as qualified dividend income to such shareholder (1) if the dividend is received with respect to any share of the fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The “ex-dividend” date is the date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter.
Distributions by the fund in excess of the fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below.
Certain dividends received by the fund from U.S. corporations (generally, dividends received by the fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the fund may be eligible for the 70% dividends-received deduction generally available to corporations under the Code. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible. Capital gain dividends distributed to the fund from other regulated investment companies are not eligible for the dividends-received deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their fund shares, and, if they borrow to acquire or otherwise incur debt attributable to fund shares, they may be denied a portion of the dividends-received deduction with respect to those shares. The entire dividend, including the otherwise deductible amount, will be included in determining the excess, if any, of a corporation’s adjusted current earnings over its alternative minimum taxable income, which may increase a corporation’s alternative minimum tax liability. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required. Distributions from net capital gains, if any, that are reported as capital gain dividends by the fund are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the fund. Capital gain dividends distributed by the fund to individual and
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certain other noncorporate shareholders will be taxed as long-term capital gains, which are generally taxable to noncorporate taxpayers at U.S. federal income tax rates of up to 20%. A shareholder should also be aware that the benefits of the favorable tax rates applicable to long-term capital gains and qualified dividend income may be affected by the application of the alternative minimum tax to individual shareholders.
The U.S. federal income tax status of all distributions will be reported to shareholders annually.
A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, dividends, interest and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder’s net investment income.
Although dividends generally will be treated as distributed when paid, any dividend declared by the fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared. In addition, certain distributions made after the close of a taxable year of the fund may be “spilled back” and treated for certain purposes as paid by the fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a regulated investment company’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the regulated investment company when they are actually paid.
For U.S. federal income tax purposes, the fund is permitted to carry forward indefinitely a net capital loss from any taxable year to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the fund and may not be distributed as capital gains to shareholders. Generally, the fund may not carry forward any losses other than net capital losses. Under certain circumstances, the fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.
At the time of an investor’s purchase of fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the fund’s portfolio or to undistributed taxable income of the fund. Consequently, subsequent distributions by the fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares and the distributions economically represent a return of a portion of the investment.
In general, if fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss recognized by a shareholder upon the sale of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such shares (including any amounts credited to the shareholder as undistributed capital gains).
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The cost basis of shares acquired by purchase will generally be based on the amount paid for the shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of shares generally determines the amount of the capital gain or loss realized on the sale or exchange of shares. Contact the broker through whom you purchased your shares to obtain information with respect to the available cost basis reporting methods and elections for your account.
Losses on sales of shares may be disallowed under “wash sale” rules in the event of other investments in the fund within a period of 61 days beginning 30 days before and ending 30 days after a sale of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments.
Under Treasury regulations, if a shareholder recognizes a loss with respect to fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.
Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on fund dividends or distributions, or on sales of fund shares unless the fund shares are “debt-financed property” within the meaning of the Code. However, in the case of fund shares held through a non-qualified deferred compensation plan, fund dividends and distributions received by the plan and gains from sales of fund shares by the plan generally are taxable to the employer sponsoring such plan in accordance with the U.S. federal income tax laws that are generally applicable to shareholders receiving such dividends or distributions from regulated investment companies such as the fund.
A plan participant whose retirement plan invests in the fund, whether such plan is qualified or not, generally is not taxed on fund dividends or distributions received by the plan or on gains from sales of fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income, and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.
Foreign exchange gains and losses realized by the fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Under Treasury regulations that may be promulgated in the future, any gains from such transactions that are not directly related to the fund’s principal business of investing in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the fund to satisfy the 90% income test.
If the fund acquires any equity interest (under Treasury regulations that may be promulgated in the future, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations (i) that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or (ii) where at
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least 50% of the corporation’s assets (computed based on average fair market value) either produce or are held for the production of passive income (“passive foreign investment companies”), the fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the fund is timely distributed to its shareholders. The fund would not be able to pass through to its shareholders any credit or deduction for such a tax. A “qualified electing fund” election or a “mark to market” election may be available that would ameliorate these adverse tax consequences, but such elections could require the fund to recognize taxable income or gain (subject to the distribution requirements applicable to regulated investment companies, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a tax on the fund, the fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund. Gains from the sale of stock of passive foreign investment companies may also be treated as ordinary income. In order for the fund to make a qualified electing fund election with respect to a passive foreign investment company, the passive foreign investment company would have to agree to provide certain tax information to the fund on an annual basis, which it might not agree to do. The fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.
If the fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the fund elects to include market discount in income currently), the fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the fund must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to qualify to be treated as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the fund may have to dispose of its portfolio securities, potentially under disadvantageous circumstances, to generate cash, or may have to borrow the cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to the fund.
The fund may invest in or hold debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or are in default present special tax issues for the fund. Federal income tax rules are not entirely clear about issues such as when the fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether certain exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the fund, in the event it invests in or holds such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.
Options written or purchased and futures contracts entered into by the fund on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts, may cause the fund to recognize gains or losses from marking-to-market even though such options may not have lapsed or been closed out or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the fund as long-term or short-term. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988 of the Code, as described above, and accordingly may produce ordinary income or loss. Additionally, the fund may be required to recognize gain if an option, futures contract, forward contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a “constructive sale” of an “appreciated financial position” held by the fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the
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fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Such a disposition of securities may potentially result in additional taxable gain or loss to the fund. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which the fund’s risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of the fund’s income and gains or losses and hence of its distributions to shareholders.
The fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries. Any such taxes would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The fund does not expect to satisfy the requirements for passing through to its shareholders any share of foreign taxes paid by the fund, with the result that shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own tax returns.
The fund is required to withhold (as “backup withholding”) a portion of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions or repurchases of fund shares, paid to shareholders who have not complied with certain IRS regulations. The backup withholding rate is 28%. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must generally certify that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.
The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., generally, U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax and hold their shares as capital assets. Except as otherwise provided, this description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, other regulated investment companies, or tax-exempt or tax-deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including a non-resident alien U.S. withholding tax at the rate of 30% or any lower applicable treaty rate on amounts treated as ordinary dividends from the fund (other than certain dividends reported by the fund as (i) interest-related dividends, to the extent such dividends are derived from the fund’s “qualified net interest income,” or (ii) short-term capital gain dividends, to the extent such dividends are derived from the fund’s “qualified short-term gain”) or, in certain circumstances, unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, to backup withholding on certain other payments from the fund. “Qualified net interest income” is the fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the fund for the taxable year over its net long-term capital loss, if any. Backup withholding will not be applied to payments that have been subject to the 30% (or lower applicable treaty rate) withholding tax on shareholders who are neither citizens nor residents of the United States.
Unless certain non-U.S. entities that hold fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to fund distributions payable to such entities and, after
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December 31, 2018, to redemptions and certain capital gain dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.
The fund does not expect to be a “United States real property holding corporation” as defined in Section 897(c)(2) of the Code. If the fund were to be classified as a United States real property holding corporation (or if it would be so classified, were it not for certain exceptions), then distributions made by the fund to non-U.S. shareholders might be subject to U.S. federal withholding tax, and non-U.S. shareholders might be required to file U.S. federal income tax returns to report distributions received from the fund.
Shareholders should consult their own tax advisers on these matters and on state, local, foreign and other applicable tax laws.
If, as anticipated, the fund qualifies as a regulated investment company under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes or any Delaware corporation income tax.
Taxes on Purchases and Redemptions of Creation Units. A purchaser of Creation Units of shares on an in-kind basis will generally recognize a gain or loss on the purchase transaction equal to the difference between the market value of the Creation Units at that time and the purchaser’s aggregate tax basis in the securities or other instruments exchanged plus (or minus) the cash amount paid (or received). Persons redeeming Creation Units in-kind will generally recognize a gain or loss equal to the difference between the redeeming shareholder’s tax basis in the Creation Units redeemed and the aggregate market value of the securities or other instruments received plus (or minus) the cash amount received (or paid). The IRS may assert that a loss realized upon an exchange of securities or other instruments for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities or other instruments should consult their own tax advisors with respect to whether wash sale rules apply and whether a loss is deductible.
Any capital gain or loss realized upon the purchase of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will be treated as short-term capital gains or losses.
The fund has the right to reject an order for Creation Units if the creator (or a group of creators) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the fund and if, pursuant to Section 351 of the Code, the fund would have a basis in the deposited securities different from the market value of such securities on the date of deposit. The fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.
15. Financial statements and report of independent registered public accounting firm
Not applicable.
16. Annual fee, expense and other information
Portfolio turnover
The fund’s annual portfolio turnover rate for the fiscal period ended March 31
N/A (1)
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Share ownership
The fund had not commenced operations as of the date of this statement of additional information and has no shareholders.
Trustee ownership of shares of the fund and other Pioneer funds
The following table indicates the value of shares that each Trustee beneficially owned in the fund and Pioneer Funds in the aggregate as of December 31, 2016. Beneficial ownership is determined in accordance with SEC rules. The share value of any closed-end fund is based on its closing market price on December 31, 2016. The share value of any open-end Pioneer Fund is based on the net asset value of the class of shares on December 31, 2016. The dollar ranges in this table are in accordance with SEC requirements.
Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Pioneer Family of Funds
[To be added by amendment.]
Compensation of officers and trustees
The following table sets forth certain information with respect to the compensation of each Trustee of the fund.
Name of Trustee††	Aggregate Compensation from Fund**	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from the Fund and Other Pioneer Funds**
[To be added by amendment.]
Management Fees the Fund Paid or Owed Pioneer
Not applicable. (1)
Fees the Fund Paid to Pioneer under the Administration Agreement
Not applicable. (1)
Brokerage and Underwriting Commissions (Portfolio Transactions)
Not applicable. (1)
Securities of regular broker-dealers
Not applicable. (1)
CDSCs
Not applicable. (1)
Capital Loss Carryforwards
Not applicable. (1)
(1)	The fund had not commenced operations as of the date of this statement of additional information. As of the date of this statement of additional information, the fund had not yet completed a fiscal year.
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17. Appendix A — Description of short-term debt, corporate bond and preferred stock ratings1
Description of Moody’s Investors Service, Inc.’s (“Moody’s”) short-term ratings:
Moody’s short-term ratings are forward-looking opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.
Description of Moody’s long-term corporate ratings:
Moody’s long-term obligation ratings are forward-looking opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Long-Term Rating Scale and reflect both on the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default.
Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk, and as such may possess certain speculative characteristics.
Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B: Obligations rated B are considered speculative and are subject to high credit risk.
Caa: Obligations rated Caa are judged to be speculative and of poor standing and are subject to very high credit risk.

[1]	The ratings indicated herein are believed to be the most recent ratings available at the date of this statement of additional information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the fund’s fiscal year-end.
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Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers “1”, “2”, and “3” to each generic rating classification from “Aa” through “Caa”. The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, finance companies and securities firms.
Standard & Poor’s ratings group’s long-term issue credit ratings:
Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:
•	Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
•	Nature of and provisions of the obligation;
•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
AAA: An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA: An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A: An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB: An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB, B, CCC, CC, and C: Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB: An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B: An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
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CCC: An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC: An obligation rated “CC” is currently highly vulnerable to nonpayment.
C: A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
D: An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
Plus (+) or minus (–): The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.
NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.
Standard & Poor’s short-term issue credit ratings:
Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity date of no more than 365 days — including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.
A-1: A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2: A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3: A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
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B: A short-term obligation rated “B” is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2”, and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B-1: A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
B-2: A short-term obligation rated “B-2” is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
B-3: A short-term obligation rated “B-3” is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
C: A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D: A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
Local currency and foreign currency risks
Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.
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18. Appendix B — Proxy voting policies and procedures
Policy
Each of Pioneer Investment Management, Inc. and Pioneer Institutional Asset Management, Inc. (collectively, “Pioneer”) is a fiduciary that owes each of its clients the duties of care and loyalty with respect to all services undertaken on the client’s behalf, including voting proxies for securities held by the client. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place the client’s interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of the client. It is Pioneer’s policy to vote proxies presented to Pioneer in a timely manner in accordance with these principles.
Pioneer’s sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company’s strategy and voting “for” management’s proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.
Pioneer’s clients may request copies of their proxy voting records and of Pioneer’s proxy voting policies and procedures by either sending a written request to Pioneer’s Proxy Coordinator, or clients may review Pioneer’s proxy voting policies and procedures online at pioneerinvestments.com. Pioneer may describe to clients its proxy voting policies and procedures by delivering a copy of Pioneer’s Form ADV (Part II), by separate notice to the client or by other means.
Applicability
This Proxy Voting policy and the procedures set forth below are designed to complement Pioneer’s investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. This policy sets forth Pioneer’s position on a number of issues for which proxies may be solicited, but it does not include all potential voting scenarios or proxy events. Furthermore, because of the special issues associated with proxy solicitations by closed-end Funds, Pioneer will vote shares of closed-end Funds on a case-by-case basis.
Purpose
The purposes of this policy is to ensure that proxies for United States (“US”) and non-US companies that are received in a timely manner will be voted in accordance with the principles stated above. Unless the Proxy Voting Oversight Group (as described below) specifically determines otherwise, all shares in a company held by Pioneer-managed accounts for which Pioneer has proxy-voting authority will be voted alike, unless a client has given specific voting instructions on an issue.
Pioneer does not delegate the authority to vote proxies relating to securities held by its clients to any of its affiliates, which include other subsidiaries of UniCredit S.p.A. (“UniCredit”).
Any questions about this policy should be directed to Pioneer’s Director of Investment Operations (the “Proxy Coordinator”).
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Procedures
Proxy voting service
Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by Pioneer and set forth herein. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.
Proxy coordinator
The Proxy Coordinator coordinates the voting, procedures and reporting of proxies on behalf of Pioneer’s clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Portfolio Management Group or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Chief Legal Officer or his or her designee whether Pioneer’s voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).
Referral items
The proxy voting service will refer proxy questions to the Proxy Coordinator or his or her designee that are described by Pioneer’s proxy voting guidelines as to be voted on a case-by-case basis, that are not covered by Pioneer’s guidelines or where Pioneer’s guidelines may be unclear with respect to the matter to be voted on. Under such circumstances, the Proxy Coordinator will seek a written voting recommendation from the Head of Portfolio Management U.S. or his or her designated equity portfolio-management representative. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided.
Securities lending
In accordance with industry standards, proxies are not available to be voted when the shares are out on loan through either Pioneer’s lending program or a client’s managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer’s instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares. Certain clients participate in securities lending programs. Although such programs allow for the recall of securities for any reason, Pioneer may determine not to vote securities on loan and it may not always be possible for securities on loan to be recalled in time to be voted.
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Share-blocking
“Share-blocking” is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).
Pioneer will vote in those countries with “share-blocking.” In the event a manager would like to sell a security with “share-blocking”, the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time frame and practices) and/or communicate with executing brokerage firm. A list of countries with “share-blocking” is available from the Investment Operations Department upon request.
Proxy voting oversight group
The members of the Proxy Voting Oversight Group include Pioneer’s Head of Portfolio Management U.S. or his or her designated equity portfolio management representative, the Director of Investment Operations, and the Chief Compliance Officer of the Adviser and Funds. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Director of Investment Operations will chair the Proxy Voting Oversight Group.
The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer’s proxy voting policies and procedures. The group meets at least annually to evaluate and review this policy and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.
Amendments
Pioneer may not amend this policy without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A. (“PGAM”).
Filing form N-PX
The Proxy Coordinator and the Regulatory Compliance Manager are responsible for ensuring that Form N-PX documents receive the proper review by a member of the Proxy Voting Oversight Group prior to a Fund officer signing the forms.
The Investment Operations department will provide the Compliance department with a copy of each Form N-PX filing prepared by the proxy voting service.
Compliance files N-PX.
The Compliance department will ensure that a corresponding Form N-PX exists for each Pioneer registered investment company.
Following this review, each Form N-PX is formatted for public dissemination via the EDGAR system.
Prior to submission, each Form N-PX is to be presented to the Fund officer for a final review and signature.
Copies of the Form N-PX filings and their submission receipts are maintained according to Pioneer record keeping policies.
Proxy voting guidelines
Administrative
While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.
We will generally support these and similar management proposals:
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•	Corporate name change.
•	A change of corporate headquarters.
•	Stock exchange listing.
•	Establishment of time and place of annual meeting.
•	Adjournment or postponement of annual meeting.
•	Acceptance/approval of financial statements.
•	Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.
•	Approval of minutes and other formalities.
•	Authorization of the transferring of reserves and allocation of income.
•	Amendments to authorized signatories.
•	Approval of accounting method changes or change in fiscal year-end.
•	Acceptance of labor agreements.
•	Appointment of internal auditors.
Pioneer will vote on a case-by-case basis on other routine administrative items; however, Pioneer will oppose any routine proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items that may be inconsistent, in its view, with Pioneer’s goal of supporting the value of its clients’ portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.
Auditors
We normally vote for proposals to:
•	Ratify the auditors. We will consider a vote against if we are concerned about the auditors’ independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes for audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.
•	Restore shareholder rights to ratify the auditors.
We will normally oppose proposals that require companies to:
•	Seek bids from other auditors.
•	Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.
•	Indemnify auditors.
•	Prohibit auditors from engaging in non-audit services for the company.
Board of directors
On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.
General board issues
Pioneer will vote for:
•	Audit, compensation and nominating committees composed of independent directors exclusively.
•	Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.
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•	Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.
•	Election of an honorary director.
We will vote against:
•	Minimum stock ownership by directors.
•	Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.
•	Requirements for union or special interest representation on the board.
•	Requirements to provide two candidates for each board seat.
We will vote on a case-by case basis on these issues:
•	Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.
Elections of directors
In uncontested elections of directors we will vote against:
•	Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.
•	Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.
We will also vote against:
•	Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.
•	Directors who appear to lack independence or are associated with very poor corporate performance.
We will vote on a case-by-case basis on these issues:
•	Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a “dead-hand poison pill” is a shareholder rights plan that may be altered only by incumbent or “dead” directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).
•	Contested election of directors.
•	Election of a greater number of independent directors (in order to move closer to a majority of independent directors in cases of poor performance.
•	Mandatory retirement policies.
•	Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.
We will vote for:
•	Precatory and binding resolutions requesting that the board changes the company’s bylaws to stipulate that directors need to be elected with affirmative majority of votes cast, provided that the resolutions allow for plurality voting in cases of contested elections.
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Takeover-related measures
Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.
Pioneer will vote for:
•	Cumulative voting.
•	Increasing the ability for shareholders to call special meetings.
•	Increasing the ability for shareholders to act by written consent.
•	Restrictions on the ability to make greenmail payments.
•	Submitting rights plans to shareholder vote.
•	Rescinding shareholder rights plans (“poison pills”).
•	Opting out of the following state takeover statutes:
−	Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.
−	Control share cash-out provisions, which require large holders to acquire shares from other holders
−	Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control
−	Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.
−	Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.
−	Fair price provisions.
−	Authorization of shareholder rights plans.
−	Labor protection provisions.
−	Mandatory classified boards.
We will vote on a case-by-case basis on the following issues:
•	Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.
•	Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.
•	Proposals that allow shareholders to nominate directors.
We will vote against:
•	Classified boards, except in the case of closed-end funds, where we shall vote on a case-by-case basis.
•	Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on case-by-case basis proposals that authorize the board to make interim appointments.
•	Classes of shares with unequal voting rights.
•	Supermajority vote requirements.
•	Severance packages (“golden” and “tin” parachutes). We will support proposals to put these packages to shareholder vote.
•	Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.
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•	Extension of advance notice requirements for shareholder proposals.
•	Granting board authority normally retained by shareholders (e.g., amend charter, set board size).
•	Shareholder rights plans (“poison pills”). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.
Capital structure
Managements need considerable flexibility in determining the company’s financial structure, and Pioneer normally supports managements’ proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.
Pioneer will vote for:
•	Changes in par value.
•	Reverse splits, if accompanied by a reduction in number of shares.
•	Shares repurchase programs, if all shareholders may participate on equal terms.
•	Bond issuance.
•	Increases in “ordinary” preferred stock.
•	Proposals to have blank check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.
•	Cancellation of company treasury shares.
We will vote on a case-by-case basis on the following issues:
•	Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.
•	Increase in authorized common stock. We will make a determination considering, among other factors:
−	Number of shares currently available for issuance;
−	Size of requested increase (we would normally approve increases of up to 100% of current authorization);
−	Proposed use of the proceeds from the issuance of additional shares, and
−	Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).
•	Blank check preferred. We will normally oppose issuance of a new class of blank check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.
•	Proposals to submit private placements to shareholder vote.
•	Other financing plans.
We will vote against preemptive rights that we believe limit a company’s financing flexibility.
Compensation
Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company’s compensation programs, we will place limits on the potential dilution these plans may impose.
Pioneer will vote for:
•	401(k) benefit plans.
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•	Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.
•	Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:
−	Amendments to performance plans to conform with OBRA;
−	Caps on annual grants or amendments of administrative features;
−	Adding performance goals, and
−	Cash or cash and stock bonus plans.
•	Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.
•	Require that option repricing be submitted to shareholders.
•	Require the expensing of stock-option awards.
•	Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).
•	Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.
We will vote on a case-by-case basis on the following issues:
•	Shareholder proposals seeking additional disclosure of executive and director pay information.
•	Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:
−	The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.
Dilution = (A + B + C) / (A + B + C + D), where
A = Shares reserved for plan/amendment,
B = Shares available under continuing plans,
C = Shares granted but unexercised and
D = Shares outstanding.
−	The plan must not:
−	Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval
−	Be a self-replenishing “evergreen” plan, or a plan that grants discount options and tax offset payments
−	We are generally in favor of proposals that increase participation beyond executives.
−	We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.
−	We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.
−	We generally support proposals asking companies to adopt stock holding periods for their executives.
•	All other employee stock purchase plans.
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•	All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.
•	All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.
We will vote against:
•	Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.
•	Elimination of stock option plans.
We will vote on a case-by-case basis on these issues:
•	Limits on executive and director pay.
•	Stock in lieu of cash compensation for directors.
Corporate governance
Pioneer will vote for:
•	Confidential voting.
•	Equal access provisions, which allow shareholders to contribute their opinions to proxy materials.
•	Proposals requiring directors to disclose their ownership of shares in the company.
We will vote on a case-by-case basis on the following issues:
•	Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.
•	Bundled proposals. We will evaluate the overall impact of the proposal.
•	Adopting or amending the charter, bylaws or articles of association.
•	Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.
We will vote against:
•	Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management’s discretion.
•	Limitations on stock ownership or voting rights.
•	Reduction in share ownership disclosure guidelines.
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Mergers and restructurings
Pioneer will vote on the following and similar issues on a case-by-case basis:
•	Mergers and acquisitions.
•	Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.
•	Debt restructurings.
•	Conversion of securities.
•	Issuance of shares to facilitate a merger.
•	Private placements, warrants, convertible debentures.
•	Proposals requiring management to inform shareholders of merger opportunities.
We will normally vote against shareholder proposals requiring that the company be put up for sale.
Mutual funds
Many of our portfolios may invest in shares of closed-end funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy-voting issues.
Pioneer will vote for:
•	Establishment of new classes or series of shares.
•	Establishment of a master-feeder structure.
Pioneer will vote on a case-by-case on:
•	Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.
•	Approval of new or amended advisory contracts.
•	Changes from closed-end to open-end format.
•	Election of a greater number of independent directors (in order to move closer to a majority of independent directors) in cases of poor performance.
•	Authorization for, or increase in, preferred shares.
•	Disposition of assets, termination, liquidation, or mergers.
•	Classified boards of closed-end funds, but will typically support such proposals.
Social issues
Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. “Social Issues” may generally be described as shareholder proposals for a company to:
•	Conduct studies regarding certain issues of public concern and interest;
•	Study the feasibility of the company taking certain actions with regard to such issues; or
•	Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.
We believe these issues are important and should receive management attention.
Pioneer will vote against proposals calling for substantial changes in the company’s business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.
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Avoiding conflicts of interest
Pioneer recognizes that in certain circumstances a conflict of interest may arise when Pioneer votes a proxy.
A conflict of interest occurs when Pioneer’s interests interfere, or appear to interfere with the interests of Pioneer’s clients.
A conflict may be actual or perceived and may exist, for example, when the matter to be voted on concerns:
•	An affiliate of Pioneer, such as another company belonging to the UniCredit S.p.A. banking group (a “UniCredit Affiliate”);
•	An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);
•	An issuer of a security for which UniCredit has informed Pioneer that a UniCredit Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or
•	A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship.
Any member of the Proxy Voting Oversight Group and any other associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Chief Compliance Officer of Pioneer and the Funds. If any associate is lobbied or pressured with respect to any voting decision, whether within or outside of Pioneer, he or she should contact a member of the Proxy Voting Oversight Group or Pioneer’s Chief Compliance Officer.
The Proxy Voting Oversight Group will review each item referred to Pioneer by the proxy voting service to determine whether an actual or potential conflict of interest exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Controller’s and Compliance Department’s internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. The Proxy Voting Oversight Group may cause any of the following actions to be taken when a conflict of interest is present:
•	Vote the proxy in accordance with the vote indicated under “Voting Guidelines,” If a vote is indicated;
•	Direct the independent proxy voting service to vote the proxy in accordance with its independent assessment; or
•	As determined by the Proxy Voting Oversight Group in its discretion consistent with its fiduciary duty.
If the Proxy Voting Oversight Group perceives a material conflict of interest, the group may also choose to disclose the conflict to the affected clients and solicit their consent to proceed with the vote, or may take such other action in good faith (in consultation with counsel) that would protect the interest of clients.
For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report prepared by the Proxy Coordinator.
The Proxy Voting Oversight Group will review periodically the independence of the proxy voting service. This may include a review of the service’s conflict management procedures and other documentation, and an evaluation as to whether the service continues to have the competency and capacity to vote proxies.
Decision not to vote proxies
Although it is Pioneer’s general policy to vote all proxies in accordance with the principles set forth in this policy, there may be situations in which the Proxy Voting Oversight Group does not vote a proxy referred to it. For example, because of the potential conflict of interest inherent in voting shares of a UniCredit
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affiliate, Pioneer will abstain from voting the shares unless otherwise directed by a client. In such a case, the Proxy Coordinator will inform PGAM Global Compliance and the PGAM Independent Directors before exercising voting rights.
There exist other situations in which the Proxy Voting Oversight Group may refrain from voting a proxy. For example, if the cost of voting a foreign security outweighs the benefit of voting, the Group may not vote the proxy. The Group may not be given enough time to process a vote, perhaps because it receives a meeting notice too late or it cannot obtain a translation of the agenda in the time available. If Pioneer has outstanding “sell” orders, the proxies for shares subject to the order may not be voted to facilitate the sale. Although Pioneer may hold shares on a company’s record date, if the shares are sold prior to the meeting date, the Group may decide not to vote those shares.
Supervision
Escalation
It is each associate’s responsibility to contact his or her business unit head, the Proxy Coordinator, a member of the Proxy Voting Oversight Group or Pioneer’s Chief Compliance Officer if he or she becomes aware of any possible noncompliance with this policy.
Training
Pioneer will conduct periodic training regarding proxy voting and this policy. It is the responsibility of the business line policy owner and the applicable Compliance Department to coordinate and conduct such training.
Related policies and procedures
Pioneer Investment Management, Inc.'s Books and Records Policy and the Books and Records of the Pioneer Funds’ Policy.
Record keeping
The Proxy Coordinator shall ensure that Pioneer’s proxy voting service:
•	Retains a copy of each proxy statement received (unless the proxy statement is available from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);
•	Retains a record of the vote cast;
•	Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and
•	Is able to promptly provide Pioneer with a copy of the voting record upon its request.
The Proxy Coordinator shall ensure that for those votes that may require additional documentation
(i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:
•	A record memorializing the basis for each referral vote cast;
•	A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy;
•	A copy of any recommendation of the proxy voting service; and
•	A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.
Pioneer shall maintain the above records in the client’s file in accordance with applicable regulations.
Related regulations
Form N-1A, ICA Rule 30b1-4, Rule 31a1-3, Rule 38a-1 & IAA 206(4)-6, 204-2
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Adopted by the Pioneer Funds’ Board of Trustees
October 5, 2004
Effective date:
October 5, 2004
Revision date:
September 2009
xxxxx-00-xx17
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Pioneer Global Equity NextShares
(Pioneer NextShares Series Trust I)

60 State Street
Boston, Massachusetts 02109
Listing Exchange:
The NASDAQ Stock Market LLC
(TICKER)
Statement of Additional Information
xxxxxxxxxxxx, 2017
This statement of additional information is not a prospectus. It should be read in conjunction with the fund’s prospectus dated xxxxxxxxxxxx, 2017, as supplemented or revised from time to time. A copy of the prospectus can be obtained free of charge by calling the fund at 1-800-225-6292 or by written request to the fund at 60 State Street, Boston, Massachusetts 02109. You can also obtain a copy of the prospectus from our website at: us.pioneerinvestments.com.

1. Fund history
The fund is a diversified open-end management investment company. The fund is a series of Pioneer NextShares Series Trust I (the “Trust”). The Trust was organized as a Delaware statutory trust on June 23, 2015. Pioneer Investment Management, Inc. (“Pioneer”) is the fund's investment adviser.
2. Investment policies, risks and restrictions
The prospectus presents the investment objective and the principal investment strategies and risks of the fund. This section supplements the disclosure in the fund’s prospectus and provides additional information on the fund’s investment policies or restrictions. Restrictions or policies stated as a maximum percentage of the fund’s assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing and illiquid securities). Accordingly, any later increase or decrease in a percentage resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the fund’s restrictions and policies.
Equity securities and related investments
Investments in equity securities
Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the fund. Also, the prices of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the fund.
Warrants and stock purchase rights
The fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer.
The fund may also invest in stock purchase rights. Stock purchase rights are instruments, frequently distributed to an issuer’s shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common stock at the time of distribution. The rights do not carry with them the right to dividends or to vote and may or may not be transferable. Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer’s current shareholders.
As a result, an investment in warrants or stock purchase rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or a stock purchase right does not necessarily change with the value of the underlying securities, and warrants and stock purchase rights expire worthless if they are not exercised on or prior to their expiration date.
Preferred shares
The fund may invest in preferred shares. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer’s common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the fund's fixed income securities.
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Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stocks from one another are the dividend rights, which may be cumulative or noncumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.
The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer's creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights.
Investments in initial public offerings
Companies involved in initial public offering (IPOs) generally have limited operating histories, and prospects for future profitability are uncertain. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time. Further, stocks of newly-public companies may decline shortly after the IPO. There is no assurance that the fund will have access to IPOs. The purchase of IPO shares may involve high transaction costs. Because of the price volatility of IPO shares, the fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the portfolio and may lead to increased expenses to the fund, such as commissions and transaction costs. The market for IPO shares can be speculative and/or inactive for extended periods of time. There may be only a limited number of shares available for trading. The limited number of shares available for trading in some IPOs may also make it more difficult for the fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices.
Non-U.S. investments
Equity securities of non-U.S. issuers
The fund may invest in equity securities of non-U.S. issuers, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and other similar instruments.
Debt obligations of non-U.S. governments
The fund may invest in all types of debt obligations of non-U.S. governments. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the fund may have limited recourse in the event of a default. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. During periods of economic uncertainty (such as the financial crisis that began in 2008), the values of sovereign debt and of securities of issuers that purchase sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest, declared moratoria on the payment of principal and interest on their sovereign debt, or restructured their debt to effectively eliminate portions of it, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.
A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on disbursements or assistance from non-U.S. governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. Assistance may be dependent on a country’s implementation of austerity measures and reforms, which measures may limit or be perceived to limit economic growth and recovery. The failure of a sovereign debtor to implement economic reforms,
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achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.
Eurodollar instruments and Samurai and Yankee bonds. The fund may invest in Eurodollar instruments and Samurai and Yankee bonds. Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the United States, primarily in Europe. Samurai bonds are yen-denominated bonds sold in Japan by non-Japanese issuers. Yankee bonds are U.S. dollar denominated bonds typically issued in the U.S. by non-U.S. governments and their agencies and non-U.S. banks and corporations. The fund may also invest in Eurodollar Certificates of Deposit (“ECDs”), Eurodollar Time Deposits (“ETDs”) and Yankee Certificates of Deposit (“Yankee CDs”). ECDs are U.S. dollar-denominated certificates of deposit issued by non-U.S. branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a non-U.S. branch of a U.S. bank or in a non-U.S. bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a non-U.S. bank and held in the U.S. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.
Investments in emerging markets. The fund may invest in securities of issuers in countries with emerging economies or securities markets. Emerging economies or securities markets will generally include, but not be limited to, countries included in the Morgan Stanley Capital International (MSCI) Emerging & Frontier Markets Index. The fund will generally focus on emerging markets that do not impose unusual trading requirements which tend to restrict the flow of investments. In addition, the fund may invest in unquoted securities of emerging market issuers.
Risks of non-U.S. investments. Investing in securities of non-U.S. issuers involves considerations and risks not typically associated with investing in the securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and economies. The risks of investing in securities of non-U.S. issuers generally, or in issuers with significant exposure to non-U.S. markets, may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which the portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain countries, particularly emerging markets, may undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.
Non-U.S. securities markets and regulations. There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for the fund to accurately price its portfolio securities or to dispose of such securities at the times determined by Pioneer to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which the fund's operations require cash, such as in order to meet redemptions and to pay its expenses.
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Economic, political and social factors. Certain countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than in the U.S. and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. In addition, it may be difficult for the fund to pursue claims against a foreign issuer in the courts of a foreign country. Investing in emerging market countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, the fund could lose its entire investment in that country.
Investments that have exposure to Russian or Ukrainian issuers or markets may be significantly affected by recent events in those regions and economic sanctions against Russia and other responses to these events by the United States and other nations.
Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit the fund's investment in those markets and may increase the expenses of the fund. In addition, the repatriation of both investment income and capital from certain markets is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the fund's operation.
Economies in individual countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.
Unanticipated political or social developments may affect the values of the fund's investments and the availability to the fund of additional investments in such countries. In the past, the economies, securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurance that these economic and market disruptions might not occur again.
Economies in emerging market countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely and significantly by economic conditions in the countries with which they trade.
A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and beyond Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, voters in the United Kingdom have approved withdrawal from the European Union. Other countries may seek to withdraw from
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the European Union and/or abandon the euro, the common currency of the European Union. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. The Ukraine has experienced ongoing military conflict; this conflict may expand and military conflicts could potentially occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets. Whether or not the fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the fund’s investments due to the interconnected nature of the global economy and capital markets.
Currency risks. Because the fund, under normal circumstances, will invest a substantial portion of its assets in securities which are denominated or quoted in non-U.S. currencies, the strength or weakness of the U.S. dollar against such currencies will affect the fund’s investment performance. A decline in the value of any particular non-U.S. currency against the U.S. dollar will cause a decline in the U.S. dollar value of the fund's holdings of securities denominated or quoted in such currency and, therefore, may cause an overall decline in the fund's net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the fund. Even if the fund attempts to hedge against the effects of adverse changes in non-U.S. currency exchange rates, there will be significant limitations on the fund's ability to hedge effectively against the currency risks associated with its portfolio investments.
The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the U.S., and other economic and financial conditions affecting the world economy.
Although the fund values its assets daily in terms of U.S. dollars, the fund does not intend to convert its holdings of non-U.S. currencies into U.S. dollars on a daily basis. The fund may do so from time to time, however, and investors should be aware of the costs of currency conversion. Although currency dealers do not charge a fee for conversion, they do realize a profit based on the difference (“spread”) between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a non-U.S. currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to sell that currency to the dealer.
Custodian services and related investment costs. Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the fund to make intended securities purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the fund due to a subsequent decline in value of the portfolio security or could result in possible liability to the fund. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the fund against loss or theft of its assets.
Withholding and other taxes. The fund may be subject to taxes, including withholding taxes, on income (possibly including, in some cases, capital gains) that are or may be imposed by certain countries with respect to the fund's investments in such countries. These taxes may reduce the return achieved by the fund. Treaties between the U.S. and such countries may not be available to reduce the otherwise applicable tax rates.
Investments in depositary receipts
The fund may hold securities of non-U.S. issuers in the form of ADRs, EDRs, GDRs and other similar instruments. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and GDRs and other similar global instruments in bearer form are designed for use in non-U.S. securities markets.
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ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of non-U.S. issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers. However, by investing in ADRs rather than directly in equity securities of non-U.S. issuers, the fund will avoid currency risks during the settlement period for either purchases or sales. EDRs and GDRs are not necessarily denominated in the same currency as the underlying securities which they represent.
For purposes of the fund's investment policies, investments in ADRs, EDRs, GDRs and similar instruments will be deemed to be investments in the underlying equity securities of non-U.S. issuers. The fund may acquire depositary receipts from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent the fund invests in such unsponsored depositary receipts there may be an increased possibility that the fund may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, certain benefits (i.e., rights offerings) which may be associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such depositary receipt.
Foreign currency transactions
The fund may engage in foreign currency transactions. These transactions may be conducted at the prevailing spot rate for purchasing or selling currency in the foreign exchange market. The fund also may enter into forward foreign currency exchange contracts, which are contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract.
The fund may enter into forward foreign currency exchange contracts involving currencies of the different countries in which the fund invests as a hedge against possible variations in the foreign exchange rates between these currencies and the U.S. dollar. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the fund, accrued in connection with the purchase and sale of its portfolio securities quoted in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. There is no guarantee that the fund will be engaged in hedging activities when adverse exchange rate movements occur or that its hedging activities will be successful. The fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Pioneer.
Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the fund to hedge against a devaluation that is so generally anticipated that the fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.
The fund may also engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency, if Pioneer determines that there is a pattern of correlation between the two currencies. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other foreign currency.
The fund may use forward currency exchange contracts to reduce or gain exposure to a currency. To the extent the fund gains exposure to a currency through these instruments, the resulting exposure may exceed the value of securities denominated in that currency held by the fund. For example, where the fund's security selection has resulted in an overweight or underweight exposure to a particular currency relative to the fund's benchmark, the fund may seek to adjust currency exposure using forward currency exchange contracts.
The cost to the fund of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period, differences in interest rates between the two currencies and the market conditions then prevailing. Since transactions in foreign currency and
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forward contracts are usually conducted on a principal basis, no fees or commissions are involved. The fund may close out a forward position in a currency by selling the forward contract or by entering into an offsetting forward contract.
The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of the portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the fund can achieve at some future point in time. The precise projection of currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the fund's foreign assets.
While the fund may benefit from foreign currency transactions, unanticipated changes in currency prices may result in a poorer overall performance for the fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the fund. Such imperfect correlation may cause the fund to sustain losses which will prevent the fund from achieving a complete hedge or expose the fund to risk of foreign exchange loss.
Over-the-counter markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the fund of unrealized profits or force the fund to cover its commitments for purchase or resale, if any, at the current market price.
If the fund enters into a forward contract to purchase foreign currency, the custodian or Pioneer will segregate liquid assets. See “Asset Segregation.”
Options on foreign currencies
The fund may purchase options on foreign currencies for hedging purposes in a manner similar to that of transactions in forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are quoted or denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In an attempt to protect against such decreases in the value of portfolio securities, the fund may purchase put options on the foreign currency. If the value of the currency declines, the fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the fund's securities quoted or denominated in that currency.
Conversely, if a rise in the dollar value of a currency is projected for those securities to be acquired, thereby increasing the cost of such securities, the fund may purchase call options on such currency. If the value of such currency increases, the purchase of such call options would enable the fund to purchase currency for a fixed amount of dollars which is less than the market value of such currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the fund intends to acquire. As in the case of other types of options transactions, however, the benefit the fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.
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The fund may also write options on foreign currencies for hedging purposes. For example, if the fund anticipated a decline in the dollar value of securities quoted or denominated in a foreign currency because of declining exchange rates, it could, instead of purchasing a put option, write a covered call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be partially offset by the amount of the premium received by the fund.
Similarly, the fund could write a put option on the relevant currency, instead of purchasing a call option, to hedge against an anticipated increase in the dollar cost of securities to be acquired. If exchange rates move in the manner projected, the put option will expire unexercised and allow the fund to offset such increased cost up to the amount of the premium. However, as in the case of other types of options transactions, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and the fund would be required to purchase or sell the underlying currency at a loss, which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, the fund also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.
A call option written on foreign currency by the fund is “covered” if the fund owns the underlying foreign currency subject to the call, or if it has an absolute and immediate right to acquire that foreign currency without additional cash consideration. A call option is also covered if the fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the amount of the difference is maintained by the fund in cash or liquid securities. See “Asset Segregation.”
The fund may close out its position in a currency option by either selling the option it has purchased or entering into an offsetting option. An exchange-traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although the fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying currencies pursuant to the exercise of put options. If the fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.
The fund may also use options on currencies to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates of a different currency with a pattern of correlation. Cross-hedging may also include using a foreign currency as a proxy for the U.S. dollar, if Pioneer determines that there is a pattern of correlation between that currency and the U.S. dollar.
The fund may purchase and write over-the-counter options. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by the fund.
Natural disasters
Certain areas of the world, including areas within the United States, historically have been prone to natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts. Such disasters, and the resulting damage, could have a significant adverse impact on the economies of those areas and on the ability of issuers in which the fund invests to conduct their
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businesses, and thus on the investments made by the fund in such geographic areas and/or issuers. Adverse weather conditions could have a significant adverse impact on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.
Cybersecurity issues
With the increased use of technologies such as the Internet to conduct business, the fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cybersecurity failures or breaches by the fund’s adviser, transfer agent, distributor and other service providers (including, but not limited to, the fund’s custodian and financial intermediaries), and the issuers of securities in which the fund invests, have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with the fund’s ability to calculate its NAV, impediments to trading, the inability of fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the fund or its adviser has established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the fund cannot control the cyber security plans and systems put in place by service providers to the fund and issuers in which the fund invests. The fund and its shareholders could be negatively impacted as a result.
Investment company securities and real estate investment trusts
Other investment companies
The fund may invest in the securities of other investment companies to the extent that such investments are consistent with the fund's investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules thereunder. Investing in other investment companies subjects the fund to the risks of investing in the underlying securities held by those investment companies. The fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the fund's own operations.
Exchange traded funds
The fund may invest in exchange traded funds (“ETFs”). ETFs, such as SPDRs, iShares and various country index funds, are funds whose shares are traded on a national exchange or the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”). ETFs may be based on underlying equity or fixed income securities. SPDRs, for example, seek to provide investment results that generally correspond to the performance of the component common stocks of the Standard & Poor’s 500 Stock Index (the “S&P 500”). ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF’s investment objective will be achieved. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the fund's own operations. Many ETFs have received exemptive
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orders issued by the Securities and Exchange Commission that would permit the fund to invest in those ETFs beyond the limitations applicable to other investment companies, subject to certain terms and conditions. Some ETFs are not structured as investment companies and thus are not regulated under the 1940 Act.
Certain ETFs, including leveraged ETFs and inverse ETFs, may have embedded leverage. Leveraged ETFs seek to multiply the return of the tracked index (e.g., twice the return) by using various forms of derivative transactions. Inverse ETFs seek to negatively correlate with the performance of a particular index by using various forms of derivative transactions, including by short-selling the underlying index. An investment in an inverse ETF will decrease in value when the value of the underlying index rises. By investing in leveraged ETFs or inverse ETFs, the fund can commit fewer assets to the investment in the securities represented on the index than would otherwise be required.
Leveraged ETFs and inverse ETFs present all of the risks that regular ETFs present. In addition, leveraged ETFs and inverse ETFs determine their return over a specific, pre-set time period, typically daily, and, as a result, there is no guarantee that the ETF’s actual long term returns will be equal to the daily return that the fund seeks to achieve. For example, on a long-term basis (e.g., a period of 6 months or a year), the return of a leveraged ETF may in fact be considerably less than two times the long-term return of the tracked index. Furthermore, because leveraged ETFs and inverse ETFs achieve their results by using derivative instruments, they are subject to the risks associated with derivative transactions, including the risk that the value of the derivatives may rise or fall more rapidly than other investments, thereby causing the ETF to lose money and, consequently, the value of the fund’s investment to decrease. Investing in derivative instruments also involves the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the ETF. Short sales in particular are subject to the risk that, if the price of the security sold short increases, the inverse ETF may have to cover its short position at a higher price than the short sale price, resulting in a loss to the inverse ETF and, indirectly, to the fund. An ETF’s use of these techniques will make the fund’s investment in the ETF more volatile than if the fund were to invest directly in the securities underlying the tracked index, or in an ETF that does not use leverage or derivative instruments. However, by investing in a leveraged ETF or an inverse ETF rather than directly purchasing and/or selling derivative instruments, the fund will limit its potential loss solely to the amount actually invested in the ETF (that is, the fund will not lose more than the principal amount invested in the ETF).
Real estate investment trusts (“REITs”)
The fund may invest in REITs. REITs are companies that invest primarily in income producing real estate or real estate-related loans or interests. Risks associated with investments in REITs and other equity securities of real estate industry issuers may include:
•	The U.S. or a local real estate market declines due to adverse economic conditions, foreclosures, overbuilding and high vacancy rates, reduced or regulated rents or other causes
•	Interest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT’s fixed income investments
•	The values of properties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses
•	A REIT in the fund’s portfolio is, or is perceived by the market to be, poorly managed
•	If the fund’s real estate related investments are concentrated in one geographic area or property type, the fund will be particularly subject to the risks associated with that area or property type
REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs (known as hybrid REITs). Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and similar real estate interests and derive income primarily from the collection of interest
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payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. The fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the fund. Such indirect expenses are not reflected in the fee table or expense example in the fund’s prospectus. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.
Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. Mortgage REITs are subject to the risks of default of the mortgages or mortgage-related securities in which they invest, and REITs that invest in so-called “sub-prime” mortgages are particularly subject to this risk. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs are typically invested in a limited number of projects or in a particular market segment or geographic region. REITs whose underlying assets are concentrated in properties in one geographic area or used by a particular industry, such as health care, will be particularly subject to risks associated with such area or industry.
REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans, the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.
REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in the S&P 500.
Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a real estate company’s operations and market value. Mortgage REITs tend to be more leveraged than equity REITs. In addition, many mortgage REITs manage their interest rate and credit risks through the use of derivatives and other hedging techniques. In addition, capital to pay or refinance a REIT’s debt may not be available or reasonably priced. Financial covenants related to real estate company leveraging may affect the company’s ability to operate effectively.
Derivative instruments
Derivatives
The fund may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The fund may use derivatives for a variety of purposes, including: in an attempt to hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the fund’s return as a non-hedging strategy that may be considered speculative; to manage portfolio characteristics (for example, for funds investing in securities denominated in non-U.S. currencies, a portfolio’s currency exposure, or, for funds investing in fixed income securities, a portfolio’s duration or credit quality); and as a cash flow management technique. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.
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Using derivatives exposes the fund to additional risks and may increase the volatility of the fund’s net asset value and may not provide the expected result. Derivatives may have a leveraging effect on the portfolio. Leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value in a larger pool of assets than the fund would otherwise have had. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative’s value do not correspond to changes in the value of the fund’s other investments or do not correlate well with the underlying assets, rate or index, the fund may not fully benefit from, or could lose money on, or could experience unusually high expenses as a result of, the derivative position. Derivatives involve the risk of loss if the counterparty defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of the fund if it cannot sell or terminate the derivative at an advantageous time or price. The fund also may have to sell assets at inopportune times to satisfy its obligations. The fund may not be able to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or may have to sell a portfolio security at a disadvantageous time or price to maintain cover or to segregate securities in connection with its use of derivatives. Some derivatives may involve the risk of improper valuation. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the fund for a variety of reasons.
Financial reform laws enacted after the financial crisis of 2008-2009, such as the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”), are changing many aspects of financial regulation applicable to derivatives. For instance, Dodd-Frank calls for the comprehensive regulation of swaps by the Commodity Futures Trading Commission (the “CFTC”) and the Securities and Exchange Commission (the “SEC”). The CFTC and the SEC are in the process of adopting and implementing new regulations applicable to these instruments, including rules with respect to recordkeeping, reporting, business conduct, relationship documentation, margin, collateral, clearing, and trade execution requirements. In addition, Dodd-Frank requires the registration of certain parties that deal or engage in substantial trading, execution or advisory activities in the markets for swaps. The extent and impact of these regulations are not yet fully known and may not be known for some time.
The fund’s use of derivatives may be affected by other applicable laws and regulations and may be subject to review by the SEC, the CFTC, exchange and market authorities and other regulators in the United States and abroad. The fund’s ability to use derivatives may be limited by tax considerations.
Certain derivatives transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies, are entered into directly by the counterparties or through financial institutions acting as market makers (OTC derivatives), rather than being traded on exchanges or in markets registered with the CFTC or the SEC. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange, and only OTC derivatives that are either required to be cleared or submitted voluntarily for clearing to a clearinghouse will enjoy all of the protections that central clearing provides against default by the original counterparty to the trade. In an OTC derivatives transaction that is not cleared, the fund bears the risk of default by its counterparty. In a cleared derivatives transaction, the fund is instead exposed to the risk of default of the clearinghouse and, to the extent the fund has posted any margin, the risk of default of the broker through which it has entered into the transaction. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.
Derivatives involve operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. For derivatives not guaranteed by an exchange or clearinghouse, the fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs, or disagreements as to the meaning of contractual terms and litigation in enforcing those remedies.
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Swap contracts that are required to be cleared must be traded on a regulated execution facility or contract market that makes them available for trading. The establishment of a centralized exchange or market for swap transactions may disrupt or limit the swap market and may not result in swaps being easier to trade or value. Market-traded swaps may become more standardized, and the fund may not be able to enter into swaps that meet its investment needs. The fund also may not be able to find a clearinghouse willing to accept the swaps for clearing. The new regulations may make using swaps more costly, may limit their availability, or may otherwise adversely affect their value or performance. Risks associated with the use of derivatives are magnified to the extent that a large portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.
Options on securities and securities indices
The fund may purchase and write put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. The fund may also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.
Writing call and put options on securities. A call option written by the fund obligates the fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. The exercise price may differ from the market price of an underlying security. The fund has the risk of loss that the price of an underlying security may decline during the call period. The risk may be offset to some extent by the premium the fund receives. If the value of the investment does not rise above the call price, it’s likely that the call will lapse without being exercised. In that case, the fund would keep the cash premium and the investment. All call options written by the fund are covered, which means that the fund will own the securities subject to the options as long as the options are outstanding, or the fund will use the other methods described below. The fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the fund may forgo the opportunity to profit from an increase in the market price of the underlying security.
A put option written by the fund would obligate the fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The fund has no control over when it may be required to purchase the underlying securities. All put options written by the fund would be covered, which means that the fund would have segregated assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the fund. However, in return for the option premium, the fund accepts the risk that it may be required to purchase the underlying security at a price in excess of its market value at the time of purchase.
Call and put options written by the fund will also be considered to be covered to the extent that the fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the fund. In addition, a written call option or put may be covered by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the fund's net exposure on its written option position.
Writing call and put options on securities indices. The fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.
The fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. The fund may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.
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Index options are subject to the timing risk inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. If a fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall “out-of-the-money”, the fund will be required to pay cash in an amount of the difference between the closing index value and the exercise price of the option.
Purchasing call and put options. The fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the call option.
The fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or in securities in which it may invest. The purchase of a put option would entitle the fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the fund's securities. Put options may also be purchased by the fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.
The fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase transactions.”
Options spreads and straddles. Option spread and straddle transactions require a fund to purchase and/or write more than one option simultaneously. A fund may engage in option spread transactions in which it purchases and writes put or call options on the same underlying instrument, with the options having different exercise prices and/or expiration dates.
A fund also may engage in option straddles, in which it purchases or sells combinations of put and call options on the same instrument. A long straddle is a combination of a call and a put option purchased on the same security where the exercise price of the put is less than or equal to the exercise price of the call. A short straddle is a combination of a call and a put written on the same security where the exercise price of the put is less than or equal to the exercise price of the call and where the same issue of security or currency is considered cover for both the put and the call.
Risks of trading options. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If the fund is unable to effect a closing purchase transaction with respect to covered options it has written, the fund will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if the fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.
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Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the “OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although it is expected that outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
The fund may purchase and sell both options that are traded on U.S. and non-U.S. exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.
Transactions by the fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which the fund may write or purchase may be affected by options written or purchased by other investment advisory clients of Pioneer. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.
The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the ability of Pioneer to predict future price fluctuations and the degree of correlation between the options and securities markets.
The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.
In addition to the risks of imperfect correlation between the portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.
Futures contracts and options on futures contracts
The fund may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. The fund may enter into closing purchase and sale transactions with respect to any futures contracts and options on futures contracts. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies and other financial instruments and indices. The fund may invest in futures contracts based on the Chicago Board of Exchange Volatility Index (“VIX Futures”). The VIX is an index of market sentiment derived from the S&P 500 option prices, and is designed to reflect investors’ consensus view of expected stock market volatility over future periods. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a particular financial instrument (debt security) at a
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specified price, date, time and place. The fund will engage in futures and related options transactions for bona fide hedging and non-hedging purposes as described below. All futures contracts entered into by the fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on non-U.S. exchanges.
Futures contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).
When interest rates are rising or securities prices are falling, the fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, the fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and a decline in the value of its portfolio securities which are denominated in such currency. The fund can purchase futures contracts on a foreign currency to establish the price in U.S. dollars of a security denominated in such currency that the fund has acquired or expects to acquire.
Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.
Hedging strategies. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price, rate of return and currency exchange rate on portfolio securities and securities that the fund owns or proposes to acquire. The fund may, for example, take a “short” position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the value of the fund's securities. Such futures contracts may include contracts for the future delivery of securities held by the fund or securities with characteristics similar to those of the fund's securities. Similarly, the fund may sell futures contracts in a foreign currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of Pioneer, there is a sufficient degree of correlation between price trends for the fund's securities and futures contracts based on other financial instruments, securities indices or other indices, the fund may also enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in the portfolio may be more or less volatile than prices of such futures contracts, Pioneer will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the fund's securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the portfolio securities would be substantially offset by a decline in the value of the futures position.
On other occasions, the fund may take a “long” position by purchasing futures contracts. This may be done, for example, when the fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.
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Options on futures contracts. The acquisition of put and call options on futures contracts will give the fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the fund obtains the benefit of the futures position if prices move in a favorable direction, but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.
The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the fund's assets. By writing a call option, the fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the fund intends to purchase. However, the fund becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by the fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The fund will incur transaction costs in connection with the writing of options on futures.
The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.
Other considerations regarding futures contracts. The fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for U.S. federal income tax purposes.
Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the fund to purchase securities or currencies, require the fund to segregate assets to cover such contracts and options.
While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the fund than if it had not entered into any futures contracts or options transactions. When futures contracts and options are used for hedging purposes, perfect correlation between the fund's futures positions and portfolio positions may be impossible to achieve, particularly where futures contracts based on individual securities are currently not available. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss. It is not possible to hedge fully or perfectly against the effect of currency fluctuations on the value of non-U.S. securities because currency movements impact the value of different securities in differing degrees.
If the fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.
Equity swaps, caps, floors and collars
The fund may enter into equity swaps, caps, floors and collars to hedge assets or liabilities or to seek to increase total return. Equity swaps involve the exchange by a fund with another party of their respective commitments to make or receive payments based on notional equity securities. The purchase of an equity cap entitles the purchaser, to the extent that the market value of a specified equity security or benchmark
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exceeds a predetermined level, to receive payments of a contractually based amount from the party selling the cap. The purchase of an equity floor entitles the purchaser, to the extent that the market value of a specified equity security or benchmark falls below a predetermined level, to receive payments of a contractually based amount from the party selling the floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of values. Investments in swaps, caps, floors and collars are highly specialized activities which involve investment techniques and risks different from those associated with ordinary portfolio transactions. Investments in equity swaps, caps, floors and collars may be considered speculative because they involve significant risk of loss. If Pioneer is incorrect in its forecast of market values, these investments could negatively impact the fund's performance. These investments also are subject to default risk of the counterparty and may be less liquid than other portfolio securities. Moreover, investments in swaps, caps, floors and collars may involve greater transaction costs than investments in other equity securities.
Financial futures and options transactions
Pioneer has claimed an exclusion from registration as a “commodity pool operator” with respect to the fund under the Commodity Exchange Act (the “CEA”), and, therefore, Pioneer will not, with respect to its management of the fund, be subject to registration or regulation as a commodity pool operator.
Under this exemption, the fund will remain limited in its ability to trade instruments subject to the jurisdiction of the CFTC, including commodity futures (which include futures on broad-based securities indexes and interest rate futures), options on commodity futures and swaps. This limitation also applies with respect to any indirect exposure that the fund may have to these instruments through investments in other funds. Pioneer may have to rely on representations from the underlying fund’s manager about the amount (or maximum permitted amount) of investment exposure that the underlying fund has to instruments such as commodity futures, options on commodity futures and swaps.
Under this exemption, the fund must satisfy one of the following two trading limitations at all times: (1) the aggregate initial margin and premiums required to establish the fund’s positions in commodity futures, options on commodity futures, swaps and other CFTC-regulated instruments may not exceed 5% of the liquidation value of the fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). The fund would not be required to consider its exposure to such instruments if they were held for “bona fide hedging” purposes, as such term is defined in the rules of the CFTC. In addition to meeting one of the foregoing trading limitations, the fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the markets for CFTC-regulated instruments.
Debt securities and related investments
Debt securities selection
In selecting debt securities for the fund, Pioneer gives primary consideration to the fund's investment objective, the attractiveness of the market for debt securities given the outlook of Pioneer for the equity markets and the fund's liquidity requirements. Once Pioneer determines to allocate a portion of the fund's assets to debt securities, Pioneer generally focuses on short-term instruments to provide liquidity and may invest in a range of fixed income securities if the fund is investing in such instruments for income or capital gains. Pioneer selects individual securities based on broad economic factors and issuer-specific factors including the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification.
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Debt securities rating information
Investment grade debt securities are those rated “BBB” or higher by Standard & Poor’s Ratings Group (“Standard & Poor’s”) or the equivalent rating of other nationally recognized statistical rating organizations. Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer’s ability to pay interest and repay principal.
Below investment grade debt securities are those rated “BB” and below by Standard & Poor’s or the equivalent rating of other nationally recognized statistical rating organizations. See “Appendix A” for a description of rating categories. The fund may invest in debt securities rated “D” or better, or comparable unrated securities as determined by Pioneer.
Below investment grade debt securities or comparable unrated securities are commonly referred to as “junk bonds” and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The issuers of high yield securities also may be more adversely affected than issuers of higher rated securities by specific corporate or governmental developments or the issuers’ inability to meet specific projected business forecasts. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. The recent economic downturn has severely affected the ability of many highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the fund's net asset value to the extent that it invests in such securities. In addition, the fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings or to take other steps to protect its investment in an issuer.
The secondary market for high yield securities is not usually as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, such as those recently prevailing, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these and other circumstances, may be less than the prices used in calculating the fund's net asset value.
Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the fund may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.
Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities.
For purposes of the fund's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the fund will use the rating chosen by the portfolio manager as most representative of the security's credit quality. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate and
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may not accurately describe the risk of the security. If a rating organization changes the quality rating assigned to one or more of the fund’s portfolio securities, Pioneer will consider if any action is appropriate in light of the fund's investment objective and policies.
U.S. government securities
U.S. government securities in which the fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency, authority or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farm Service Agency, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, National Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks (“FHLBs”), Federal Home Loan Mortgage Corporation (“FHLMC”), Federal National Mortgage Association (“FNMA”), Maritime Administration, Tennessee Valley Authority and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the FHLBs; (ii) the discretionary authority of the U.S. government to purchase the agency’s obligations, such as securities of FNMA; or (iii) only the credit of the issuer. Such debt securities are subject to the risk of default on the payment of interest and/or principal, similar to debt of private issuers. The maximum potential liability of some U.S. government securities may greatly exceed their current resources, including any legal right to support from the U.S. government. Although the U.S. government provided financial support to FNMA and FHLMC in the past, no assurance can be given that the U.S. government will provide financial support in the future to these or other U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain loan participations described above is limited and, therefore, the participations may be regarded as illiquid.
U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. The fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the fund's distribution obligations, in which case the fund will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.
Convertible debt securities
The fund may invest in convertible debt securities which are debt obligations convertible at a stated exchange rate or formula into common stock or other equity securities. Convertible securities rank senior to common stocks in an issuer’s capital structure and consequently may be of higher quality and entail less risk than the issuer’s common stock. As with all debt securities, the market values of convertible securities tend to
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increase when interest rates decline and, conversely, tend to decline when interest rates increase. Depending on the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like equity securities than debt securities.
A convertible security entitles the holder to receive interest that is generally paid or accrued until the convertible security matures, or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics, in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instruments. If a convertible security held by the fund is called for redemption, the fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could result in losses to the fund.
Other investments and investment techniques
Short-term investments
For temporary defensive or cash management purposes, the fund may invest in all types of short-term investments including, but not limited to, (a) commercial paper and other short-term commercial obligations; (b) obligations (including certificates of deposit and bankers’ acceptances) of banks; (c) obligations issued or guaranteed by a governmental issuer, including governmental agencies or instrumentalities; (d) fixed income securities of non-governmental issuers; and (e) other cash equivalents or cash. Subject to the fund's restrictions regarding investment in non-U.S. securities, these securities may be denominated in any currency. Although these investments generally are rated investment grade or are determined by Pioneer to be of equivalent credit quality, the fund may also invest in these instruments if they are rated below investment grade in accordance with its investment objective, policies and restrictions.
Illiquid securities
The fund may invest up to 15% of its net assets in illiquid and other securities that are not readily marketable. If due to subsequent fluctuations in value or any other reasons, the value of the fund's illiquid securities exceeds this percentage limitation, the fund will consider what actions, if any, are necessary to maintain adequate liquidity. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended (the “1933 Act”), are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the 1933 Act and are determined to be liquid by Pioneer. Pioneer determines the liquidity of Rule 144A and other restricted securities according to procedures adopted by the Board of Trustees. Under the direction of the Board of Trustees, Pioneer monitors the application of these guidelines and procedures. The inability of the fund to dispose of illiquid investments readily or at reasonable prices could impair the fund's ability to raise cash for redemptions or other purposes. If the fund sold restricted securities other than pursuant to an exception from registration under the 1933 Act such as Rule 144A, it may be deemed to be acting as an underwriter and subject to liability under the 1933 Act.
Repurchase agreements
The fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the fund's purchase price, with the difference being income to the fund. A repurchase agreement may be considered a loan by the fund collateralized by securities. Under the direction of the Board of Trustees, Pioneer reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the fund. The counterparty’s obligations
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under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the fund's custodian in a segregated, safekeeping account for the benefit of the fund. Repurchase agreements afford the fund an opportunity to earn income on temporarily available cash. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the fund has not perfected a security interest in the security, the fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the fund would be at risk of losing some or all of the principal and interest involved in the transaction. There is no specific limit on the fund's ability to enter into repurchase agreements. The SEC frequently treats repurchase agreements as loans for purposes of the 1940 Act.
Reverse repurchase agreements
Reverse repurchase agreements involve the sale of securities to a bank or other institution with an agreement that the fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of “interest” which may be reflected in the repurchase price. Reverse repurchase agreements involve the risk that the market value of securities purchased by the fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the fund that it is obligated to repurchase. The fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. Reverse repurchase agreements may be considered to be a type of borrowing. The 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund's total assets from banks for any purpose and up to 5% of the fund's total assets from banks and other lenders for temporary purposes. The fund will segregate assets in an amount at least equal to the repurchase price of the securities.
Short sales against the box
The fund may sell securities “short against the box.” A short sale involves the fund borrowing securities from a broker and selling the borrowed securities. The fund has an obligation to return securities identical to the borrowed securities to the broker. In a short sale against the box, the fund at all times owns an equal amount of the security sold short or securities convertible into or exchangeable for, with or without payment of additional consideration, an equal amount of the security sold short. The fund intends to use short sales against the box to hedge. For example when the fund believes that the price of a current portfolio security may decline, the fund may use a short sale against the box to lock in a sale price for a security rather than selling the security immediately. In such a case, any future losses in the fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The fund may engage in short sales of securities only against the box.
If the fund effects a short sale against the box at a time when it has an unrealized gain on the security, it may be required to recognize that gain as if it had actually sold the security (a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale provided that certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the fund may make short sales against the box.
Dollar rolls
The fund may enter into mortgage “dollar rolls” in which the fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, the fund loses the right to receive principal and interest paid on the securities sold. However, the fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price
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for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the fund. The fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to its forward purchase price.
For financial reporting and tax purposes, the fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.
Dollar rolls involve certain risks including the following: if the broker-dealer to whom the fund sells the security becomes insolvent, the fund’s right to purchase or repurchase the securities subject to the dollar roll may be restricted and the instrument which the fund is required to repurchase may be worth less than an instrument which the fund originally held. Successful use of dollar rolls will depend upon Pioneer’s ability to manage its interest rate and prepayment exposure. There is no assurance that dollar rolls can be successfully employed.
Asset segregation
The 1940 Act requires that the fund segregate assets in connection with certain types of transactions that may have the effect of leveraging the portfolio. If the fund enters into a transaction requiring segregation, such as a forward commitment or a reverse repurchase agreement, the custodian or Pioneer will segregate liquid assets in an amount required to comply with the 1940 Act. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated. In some instances a fund may “cover” its obligation using other methods to the extent permitted under the 1940 Act, orders or releases issued by the SEC thereunder, or no-action letters or other guidance of the SEC staff.
Portfolio turnover
It is the policy of the fund not to engage in trading for short-term profits, although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs which must be borne by the fund and its shareholders. See “Annual Fee, Expense and Other Information” for the fund's annual portfolio turnover rate.
Lending of portfolio securities
The fund may lend portfolio securities to registered broker-dealers or other institutional investors deemed by Pioneer to be of good standing under agreements which require that the loans be secured continuously by collateral in the form of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit issued by banks approved by the fund. The value of the collateral is monitored on a daily basis and the borrower is required to maintain the collateral at an amount at least equal to the market value of the securities loaned. The fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and continues to have all of the other risks associated with owning the securities. Where the collateral received is cash, the cash will be invested and the fund will be entitled to a share of the income earned on the investment, but will also be subject to investment risk on the collateral and will bear the entire amount of any loss in connection with investment of such collateral. The fund may pay administrative and custodial fees in connection with loans of securities and, where the collateral received is cash, the fund may pay a portion of the income earned on the investment of collateral to the borrower, lending agent or other intermediary. Fees and expenses paid by the fund in connection with loans of securities are not reflected in the fee table or expense example in the fund’s prospectus. If the income earned on the investment of the cash collateral is insufficient to pay these amounts or if the value of the securities purchased with such cash collateral declines, the fund may take a loss on the loan. Where the fund receives
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securities as collateral, the fund will earn no income on the collateral, but will earn a fee from the borrower. The fund reserves the right to recall loaned securities so that it may exercise voting rights on loaned securities according to the fund’s Proxy Voting Policies and Procedures.
The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. In addition, as noted above, the fund continues to have market risk and other risks associated with owning the securities on loan. Where the collateral delivered by the borrower is cash, the fund will also have the risk of loss of principal and interest in connection with its investment of collateral. If a borrower defaults, the value of the collateral may decline before the fund can dispose of it. The fund will lend portfolio securities only to firms that have been approved in advance by Pioneer, which will monitor the creditworthiness of any such firms. However, this monitoring may not protect the fund from loss. At no time would the value of the securities loaned exceed 33 1⁄3% of the value of the fund's total assets.
Interfund lending
To satisfy redemption requests or to cover unanticipated cash shortfalls, a fund may enter into lending agreements (“Interfund Lending Agreements”) under which the fund would lend money and borrow money for temporary purposes directly to and from another Pioneer fund through a credit facility (“Interfund Loan”), subject to meeting the conditions of an SEC exemptive order granted to the funds permitting such interfund lending. All Interfund Loans will consist only of uninvested cash reserves that the fund otherwise would invest in short-term repurchase agreements or other short-term instruments.
If a fund has outstanding borrowings, any Interfund Loans to the fund (a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days) and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the fund, the event of default will automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.
A fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the fund has a secured loan outstanding from any other lender, including but not limited to another Pioneer fund, the fund's interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a fund's total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the fund may borrow through the credit facility on a secured basis only. A fund may not borrow through the credit facility nor from any other source if its total outstanding borrowings immediately after the interfund borrowing would be more than 33 1⁄3% of its total assets.
No fund may lend to another fund through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending fund's net assets at the time of the loan. A fund's Interfund Loans to any one fund shall not exceed 5% of the lending fund's net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund.
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The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another fund. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs.
When-issued and delayed delivery securities
The fund may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the fund prior to the actual delivery or payment by the other party to the transaction. The fund will not earn income on these securities until delivered. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. When the fund enters into when-issued or delayed delivery transactions it will segregate liquid assets with a value equal to the fund's obligations. See “Asset Segregation.”
Disclosure of portfolio holdings
The Board of Trustees has adopted policies and procedures relating to disclosure of the Pioneer funds’ portfolio securities. These policies and procedures are designed to provide a framework for disclosing information regarding portfolio holdings, portfolio composition or other portfolio characteristics consistent with applicable federal securities laws and regulations and general principles of fiduciary duty relating to fund shareholders. While Pioneer may manage other separate accounts and unregistered products that have substantially similar investment strategies to those of another Pioneer fund, and therefore portfolio holdings that may be substantially similar, and in some cases nearly identical, to such fund, these policies and procedures only relate to the disclosure of portfolio information of the Pioneer funds that are registered management companies. Separate account and unregistered product clients are not subject to these policies and procedures. Separate account and unregistered product clients of Pioneer have access to their portfolio holdings, and prospective clients have access to representative holdings.
Generally, Pioneer will make a fund’s full portfolio information available to the public on a monthly basis with an appropriate delay based upon the nature of the information disclosed. Pioneer normally will publish a fund’s full portfolio holdings thirty (30) days after the end of each month (this time period may be different for certain funds. Such information shall be made available on the funds’ website (us.pioneerinvestments.com) and may be sent to rating agencies, reporting/news services and financial intermediaries, upon request. In addition, Pioneer generally makes publicly available information regarding a fund’s top ten holdings (including the percentage of a fund’s assets represented by each security), the percentage breakdown of a fund’s investments by country, sector and industry, various volatility measures (such as beta, standard deviation, etc.), market capitalization ranges and other portfolio characteristics (such as alpha, average P/E ratio, etc.) three (3) business days after the end of each month.
Due to lags in reporting, the fund’s actual holdings may vary significantly from the most recent publicly disclosed portfolio composition. As described in the prospectus under “Additional Information about NextShares – How NextShares Compare to ETFs,” the fund does not disclose portfolio holdings daily. The Basket used in creations and redemptions of fund shares is not intended to be representative of current portfolio holdings and may vary significantly from the fund’s current holdings.
Pioneer may provide a fund’s full portfolio holdings or other information to certain entities prior to the date such information is made public, provided that certain conditions are met. The entities to which such disclosure may be made as of the date of this statement of additional information are rating agencies, plan sponsors, prospective separate account clients and other financial intermediaries (i.e., organizations evaluating a fund for purposes of investment by their clients, such as broker-dealers, investment advisers,
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banks, insurance companies, financial planning firms, plan sponsors, plan administrators, shareholder servicing organizations and pension consultants). The third party must agree to a limited use of that information which does not conflict with the interests of the fund’s shareholders, to use the information only for that authorized purpose, to keep such information confidential, and not to trade on such information. The Board of Trustees considered the disclosure of portfolio holdings information to these categories of entities to be consistent with the best interests of shareholders in light of the agreement to maintain the confidentiality of such information and only to use such information for the limited and approved purposes. Pioneer’s compliance department, the local head of investment management and the global chief investment officer may, but only acting jointly, grant exemptions to this policy. Exemptions may be granted only if these persons determine that providing such information is consistent with the interests of shareholders and the third party agrees to limit the use of such information only for the authorized purpose, to keep such information confidential, and not to trade on such information. Although the Board of Trustees will periodically be informed of exemptions granted, granting exemptions entails the risk that portfolio holdings information may be provided to entities that use the information in a manner inconsistent with their obligations and the best interests of a fund.
Currently, Pioneer, on behalf of the Pioneer funds, has ongoing arrangements whereby the following entities may receive a fund’s full portfolio holdings or other information prior to the date such information is made public: Metropolitan Life Insurance Company (within 30 days after month end for board materials and advance preparation of marketing materials, as needed to evaluate Pioneer funds); Roszel Advisors (within 30 days after month end for due diligence and review of certain Pioneer funds included in fund programs); Oppenheimer & Co. (within 30 days after month end for due diligence and review of certain Pioneer funds included in fund programs); UBS (within 15 days after month end for due diligence and review of certain Pioneer funds included in fund programs); Beacon Pointe Advisors (as needed for quarterly review of certain Pioneer funds); Commonwealth Financial Network (within 30 days after month end for risk analysis on funds on behalf of their clients); Hartford Retirement Services, LLC (as needed for risk analysis on funds on behalf of their clients); Transamerica Life Insurance Company (as needed for performance and risk analysis on funds on behalf of their clients); TIBCO Software Inc./Spotfire Division (as needed to evaluate and develop portfolio reporting software); Curcio Webb, LLC (as needed for evaluation and research purposes); Fidelity Investments (as needed to evaluate Pioneer funds); Egan Jones Ratings Company (as needed in order to evaluate and select Nationally Recognized Statistical Rating Organizations (NRSROs)); DBRS Limited (as needed in order to evaluate and select NRSROs); Wells Fargo Advisors (as needed for risk analysis on funds on behalf of their clients and product review); and Capital Market Consultants (as needed to complete quarterly due diligence research).
Compliance with the funds’ portfolio holdings disclosure policy is subject to periodic review by the Board of Trustees, including a review of any potential conflicts of interest in the disclosures made by Pioneer in accordance with the policy or the exceptions permitted under the policy. Any change to the policy to expand the categories of entities to which portfolio holdings may be disclosed or an increase in the purposes for which such disclosure may be made would be subject to approval by the Board of Trustees and, reflected, if material, in a supplement to the fund’s statement of additional information.
The funds’ full portfolio holdings disclosure policy is not intended to prevent the disclosure of any and all portfolio information to the funds’ service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as Pioneer, the funds’ custodian, fund accounting agent, principal underwriter, investment sub-adviser, if any, independent registered public accounting firm or counsel. In approving the policy, the Board of Trustees considered that the service providers are subject to duties of confidentiality and duties not to trade on non-public information arising under law or contract that provide an adequate safeguard for such information. None of Pioneer, the funds, or any other party receive any compensation or other consideration from any arrangement pertaining to the release of a fund’s full portfolio holdings information.
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In addition, the funds make their portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by the federal securities laws. Form N-Q is filed with the SEC within sixty (60) days after the end of a fund’s first and third fiscal quarters. Form N-CSR is filed with the SEC within ten (10) days after the transmission to shareholders of a fund’s annual or semi-annual report, as applicable.
Investment restrictions
Fundamental investment policies
The fund has adopted certain fundamental investment policies which may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the fund. For this purpose, a majority of the outstanding shares of the fund means the vote of the lesser of:
(1)	67% or more of the shares represented at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy; or
(2)	more than 50% of the outstanding shares of the fund.
The fund’s fundamental policies are as follows:
(1)	The fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(2)	The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(3)	The fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(4)	The fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(5)	The fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(6)	The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(7)	Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the fund may not make any investment if, as a result, the fund's investments will be concentrated in any one industry.
With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes (the fund’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300%
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of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase a fund’s investment portfolio is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund’s net investment income in any given period. Currently, the fund does not contemplate borrowing for leverage, but if the fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit the fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Reverse repurchase agreements may be considered to be a type of borrowing. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. Such trading practices may include futures, options on futures, forward contracts and other derivative investments.
A fund may pledge its assets and guarantee the securities of another company without limitation, subject to the fund’s investment policies (including the fund’s fundamental policy regarding borrowing) and applicable laws and interpretations. Pledges of assets and guarantees of obligations of others are subject to many of the same risks associated with borrowings and, in addition, are subject to the credit risk of the obligor for the underlying obligations. To the extent that pledging or guaranteeing assets may be considered the issuance of senior securities, the issuance of senior securities is governed by the fund’s policies on senior securities. If the fund were to pledge its assets, the fund would take into account any then-applicable legal guidance, including any applicable SEC staff position, would be guided by the judgment of the fund’s Board and Pioneer regarding the terms of any credit facility or arrangement, including any collateral required, and would not pledge more collateral than, in their judgment, is necessary for the fund to obtain the credit sought. Shareholders should note that in 1973, the SEC staff took the position in a no-action letter that a mutual fund could not pledge 100% of its assets without a compelling business reason. In more recent no-action letters, including letters that address the same statutory provision of the 1940 Act (Section 17) addressed in the 1973 letter, the SEC staff has not mentioned any limitation on the amount of collateral that may be pledged to support credit obtained. This does not mean that the staff’s position on this issue has changed.
With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.
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With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the fund’s manager or a subadviser believes the income justifies the attendant risks. The fund also will be permitted by this policy to make loans of money, including to other funds. The fund has obtained exemptive relief from the SEC to make short-term loans to other Pioneer funds through a credit facility in order to satisfy redemption requests or to cover unanticipated cash shortfalls; as discussed in this Statement of Additional Information under “Interfund Lending”. The conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending, however no lending activity is without risk. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs. The policy in (3) above will be interpreted not to prevent the fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.
With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased. Certain widely used investment practices that involve a commitment by a fund to deliver money or securities in the future are not considered by the SEC to be senior securities, provided that a fund segregates cash or liquid securities in an amount necessary to pay the obligation or the fund holds an offsetting commitment from another party. These investment practices include repurchase and reverse repurchase agreements, swaps, dollar rolls, options, futures and forward contracts. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.
With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent the fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.
With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are
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considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.
With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund's total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. The policy also will be interpreted to give broad authority to the fund as to how to classify issuers within or among industries. When identifying industries for purposes of its concentration policy, the fund may rely upon available industry classifications. As of the date of the SAI, the fund relies primarily on the MSCI Global Industry Classification Standard (GICS) classifications, and, with respect to securities for which no industry classification under GICS is available or for which the GICS classification is determined not to be appropriate, the fund may use industry classifications published by another source, which, as of the date of the SAI, is Bloomberg L.P. As of the date of the SAI, the fund’s adviser may assign an industry classification for an exchange-traded fund in which the fund invests based on the constituents of the index on which the exchange-traded fund is based. The fund may change any source used for determining industry classifications without shareholder approval.
The fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC, SEC staff or other authority of competent jurisdiction as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.
Non-fundamental investment policy
The following policy is non-fundamental and may be changed by a vote of the Board of Trustees without approval of shareholders.
The fund may not invest in any investment company in reliance on Section 12(d)(1)(F) of the 1940 Act, which would allow the fund to invest in other investment companies, or in reliance on Section 12(d)(1)(G) of the 1940 Act, which would allow the fund to invest in other Pioneer funds, in each case without being subject to the limitations discussed above under “Other Investment Companies” so long as another investment company invests in the fund in reliance on Section 12(d)(1)(G). The fund has adopted this non-fundamental policy in order that the fund may be a permitted investment of the series of Pioneer Asset Allocation Trust. If the series of Pioneer Asset Allocation Trust do not invest in the fund, then this non-fundamental restriction will not apply.
In addition, the fund’s investment objective is non-fundamental and it and the fund’s non-fundamental investment policies may be changed by a vote of the Board of Trustees without approval of shareholders at any time.
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Diversification
The fund is currently classified as a diversified fund under the 1940 Act. A diversified fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of the fund’s total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. Under the 1940 Act, the fund cannot change its classification from diversified to non-diversified without shareholder approval.
3. Trustees and officers
The fund’s Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 45 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation	Other Directorships Held by Trustee
Independent Trustees:
Thomas J. Perna (66) Chairman of the Board and Trustee	Trustee since 2017. Serves until a successor trustee is elected or earlier retirement or removal.	Private investor (2004 – 2008 and 2013 – present); Chairman (2008 – 2013) and Chief Executive Officer (2008 – 2012), Quadriserv, Inc. (technology products for securities lending industry); and Senior Executive Vice President, The Bank of New York (financial and securities services) (1986 – 2004)	Director, Broadridge Financial Solutions, Inc. (investor communications and securities processing provider for financial services industry) (2009 – present); Director, Quadriserv, Inc. (2005 – 2013); and Commissioner, New Jersey State Civil Service Commission (2011 – 2015)
David R. Bock (73) Trustee	Trustee since 2017. Serves until a successor trustee is elected or earlier retirement or removal.	Managing Partner, Federal City Capital Advisors (corporate advisory services company) (1997 – 2004 and 2008 – present); Interim Chief Executive Officer, Oxford Analytica, Inc. (privately held research and consulting company) (2010); Executive Vice President and Chief Financial Officer, I-trax, Inc. (publicly traded health care services company) (2004 – 2007); and Executive Vice President and Chief Financial Officer, Pedestal Inc. (internet-based mortgage trading company) (2000 – 2002); Private Consultant (1995 – 1997); Managing Director, Lehman Brothers (1992 – 1995); Executive, The World Bank (1979 – 1992)	Director of New York Mortgage Trust (publicly-traded mortgage REIT) (2004 – 2009, 2012 - present); Director of The Swiss Helvetia Fund, Inc. (closed-end fund) (2010 – present); Director of Oxford Analytica, Inc. (2008 – present); and Director of Enterprise Community Investment, Inc. (privately-held affordable housing finance company) (1985 – 2010);
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Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation	Other Directorships Held by Trustee
Benjamin M. Friedman (72) Trustee	Trustee since 2017. Serves until a successor trustee is elected or earlier retirement or removal.	William Joseph Maier Professor of Political Economy, Harvard University (1972 – present)	Trustee, Mellon Institutional Funds Investment Trust and Mellon Institutional Funds Master Portfolio (oversaw 17 portfolios in fund complex) (1989 - 2008)
Margaret B.W. Graham (69) Trustee	Trustee since 2017. Serves until a successor trustee is elected or earlier retirement or removal.	Founding Director, Vice-President and Corporate Secretary, The Winthrop Group, Inc. (consulting firm) (1982 – present); Desautels Faculty of Management, McGill University (1999 – present); and Manager of Research Operations and Organizational Learning, Xerox PARC, Xerox's advance research center (1990-1994)	None
Lorraine H. Monchak (60) Trustee	Trustee since 2017. Serves until a successor trustee is elected or earlier retirement or removal.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union pension funds) (2001 – present); Vice President – International Investments Group, American International Group, Inc. (insurance company) (1993 – 2001); Vice President, Corporate Finance and Treasury Group, Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability Management Group, Federal Farm Funding Corporation (government-sponsored issuer of debt securities) (1988 – 1990); Mortgage Strategies Group, Shearson Lehman Hutton, Inc. (investment bank) (1987 – 1988); Mortgage Strategies Group, Drexel Burnham Lambert, Ltd. (investment bank) (1986 – 1987)	Trustee of Pioneer closed-end investment companies (5 portfolios) (Sept. 2015-present)
Marguerite A. Piret (68) Trustee	Trustee since 2017. Serves until a successor trustee is elected or earlier retirement or removal.	President and Chief Executive Officer, Newbury Piret Company (investment banking firm) (1981 – present)	Director of New America High Income Fund, Inc. (closed-end investment company) (2004 – present); and Member, Board of Governors, Investment Company Institute (2000 – 2006)
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Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation	Other Directorships Held by Trustee
Fred J. Ricciardi (69) Trustee	Trustee since 2017. Serves until a successor trustee is elected or earlier retirement or removal.	Consultant (investment company services) (2012 – present); Executive Vice President, BNY Mellon (financial and investment company services) (1969 – 2012); Director, BNY International Financing Corp. (financial services) (2002 – 2012); Director, Mellon Overseas Investment Corp. (financial services) (2009 – 2012)	None
Interested Trustees:
Lisa M. Jones (55) President and Chief Executive Officer Trustee	Trustee since 2017. Serves until a successor trustee is elected or earlier retirement or removal.	Chair, Director, CEO and President of Pioneer Investment Management USA Inc. (“PIM-USA”) (since September 2014); Chair, Director, CEO and President of Pioneer Investment Management, Inc. (since September 2014); Chair, Director and CEO of Pioneer Funds Distributor, Inc. (since September 2014); Chair, Director, CEO and President of Pioneer Institutional Asset Management, Inc. (since September 2014); and Chair, Director, President and CEO of Pioneer Investment Management Shareholder Services, Inc. (since September 2014); Managing Director, Morgan Stanley Investment Management (2010 – 2013); Director of Institutional Business, CEO of International, Eaton Vance Management (2005 – 2010)	Trustee of Pioneer closed-end investment companies (5 portfolios) (Sept. 2015-present)
Kenneth J. Taubes (58)* Trustee	Trustee since 2017. Serves until a successor trustee is elected or earlier retirement or removal.	Director and Executive Vice President (since 2008) and Chief Investment Officer, U.S. (since 2010) of PIM-USA; Executive Vice President and Chief Investment Officer, U.S. of Pioneer (since 2008); Executive Vice President of Pioneer Institutional Asset Management, Inc. (since 2009); Portfolio Manager of Pioneer (since 1999)	None
Fund Officers:
Christopher J. Kelley (52) Secretary and Chief Legal Officer	Since 2017. Serves at the discretion of the Board	Vice President and Associate General Counsel of Pioneer since January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds since June 2010; Assistant Secretary of all of the Pioneer Funds from September 2003 to May 2010; Vice President and Senior Counsel of Pioneer from July 2002 to December 2007	None
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Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation	Other Directorships Held by Trustee
Carol B. Hannigan (55) Assistant Secretary	Since 2017. Serves at the discretion of the Board	Fund Governance Director of Pioneer since December 2006 and Assistant Secretary of all the Pioneer Funds since June 2010; Manager – Fund Governance of Pioneer from December 2003 to November 2006; and Senior Paralegal of Pioneer from January 2000 to November 2003	None
Thomas Reyes (54) Assistant Secretary	Since 2017. Serves at the discretion of the Board	Senior Counsel of Pioneer since May 2013 and Assistant Secretary of all the Pioneer Funds since June 2010; Counsel of Pioneer from June 2007 to May 2013	None
Mark E. Bradley (57) Treasurer and Chief Financial and Accounting Officer	Since 2017. Serves at the discretion of the Board	Vice President – Fund Treasury of Pioneer; Treasurer of all of the Pioneer Funds since March 2008; Deputy Treasurer of Pioneer from March 2004 to February 2008; and Assistant Treasurer of all of the Pioneer Funds from March 2004 to February 2008	None
Luis I. Presutti (51) Assistant Treasurer	Since 2017. Serves at the discretion of the Board	Director – Fund Treasury of Pioneer; and Assistant Treasurer of all of the Pioneer Funds	None
Gary Sullivan (58) Assistant Treasurer	Since 2017. Serves at the discretion of the Board	Fund Accounting Manager – Fund Treasury of Pioneer; and Assistant Treasurer of all of the Pioneer Funds	None
David F. Johnson (37) Assistant Treasurer	Since 2017. Serves at the discretion of the Board	Fund Administration Manager – Fund Treasury of Pioneer since November 2008; Assistant Treasurer of all of the Pioneer Funds since January 2009; Client Service Manager – Institutional Investor Services at State Street Bank from March 2003 to March 2007	None
Jean M. Bradley (64) Chief Compliance Officer	Since 2017. Serves at the discretion of the Board	Chief Compliance Officer of Pioneer and of all the Pioneer Funds since March 2010; Chief Compliance Officer of Pioneer Institutional Asset Management, Inc. since January 2012; Chief Compliance Officer of Vanderbilt Capital Advisors, LLC since July 2012: Director of Adviser and Portfolio Compliance at Pioneer since October 2005; Senior Compliance Officer for Columbia Management Advisers, Inc. from October 2003 to October 2005	None
Kelly O’Donnell (45) Anti-Money Laundering Officer	Since 2017. Serves at the discretion of the Board	Vice President – Head of Investor Services Group of Pioneer and Anti-Money Laundering Officer of all the Pioneer Funds since 2006	None
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*	Mr. Taubes and Ms. Jones are Interested Trustees because they are officers or directors of the fund’s investment adviser and certain of its affiliates.
Board committees
The Board of Trustees is responsible for overseeing the fund’s management and operations. The Chairman of the Board is an Independent Trustee. Independent Trustees constitute more than 75% of the Board. During the most recent fiscal year, the Board of Trustees held 6 meetings. Each Trustee attended at least 75% of such meetings.
The Trustees were selected to join the Board based upon the following as to each Board member: such person’s character and integrity; such person’s willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Independent Trustee, his or her status as not being an “interested person” as defined under the 1940 Act; and, as to Mr. Taubes, his association with Pioneer. Each of the Independent Trustees also was selected to join the Board based on the criteria and principles set forth in the Nominating Committee Charter. In evaluating a Trustee’s prospective service on the Board, the Trustee’s experience in, and ongoing contributions toward, overseeing the fund’s business as a Trustee also are considered. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Bock, accounting, financial, business and public company experience as a chief financial officer and an executive officer and experience as a board member of other organizations; Mr. Friedman, academic leadership, economic and finance experience and investment company board experience; Ms. Graham, academic leadership, experience in business, finance and management consulting; Mr. Perna, accounting, financial, and business experience as an executive officer and experience as a board member of other organizations; Ms. Piret, accounting, financial and entrepreneurial experience as an executive, valuation experience and investment company board experience; and Mr. Taubes, portfolio management experience and leadership roles with Pioneer. However, in its periodic assessment of the effectiveness of the Board, the Board considers the complementary skills and experience of individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the fund.
The Trust’s Amended and Restated Agreement and Declaration of Trust provides that the appointment, designation (including in any proxy or registration statement or other document) of a Trustee as an expert on any topic or in any area, or as having experience, attributes or skills in any area, or any other appointment, designation or identification, shall not impose on that person any standard of care or liability that is greater than that imposed on that person as a Trustee in the absence of the appointment, designation or identification, and no Trustee who has special attributes, skills, experience or expertise, or is appointed, designated, or identified as aforesaid, shall be held to a higher standard of care by virtue thereof.
The Board of Trustees has five standing committees: the Independent Trustees Committee, the Audit Committee, the Governance and Nominating Committee, the Policy Administration Committee and the Valuation Committee. Each committee is chaired by an Independent Trustee and all members of each committee are Independent Trustees.
The Chairs of the committees work with the Chairman of the Board and fund management in setting the agendas for Board meetings. The Chairs of the committees set the agendas for committee meetings with input from fund management. As noted below, through the committees, the Independent Trustees consider and address important matters involving the fund, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet without the presence of management and are advised by independent legal counsel. The Board has determined that delegation to the committees of specified oversight responsibilities helps ensure that the fund has effective and independent governance and oversight. Notwithstanding the fact that the Chairman of the Board is an Independent Trustee, the Board continues to believe that the committee structure enables the Board more effectively to provide
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governance and oversight of the fund’s affairs. Mr. Perna, Chairman of the Board, is a member of each committee except the Audit Committee and the Valuation Committee, of each of which he is a non-voting, ex-officio member.
Independent Trustees Committee
David R. Bock, Benjamin M. Friedman, Margaret B.W. Graham, Lorraine H. Monchak, Thomas J. Perna (Chair), Marguerite A. Piret and Fred J. Ricciardi.
The Independent Trustees Committee is comprised of all of the Independent Trustees. The Independent Trustees Committee serves as the forum for consideration of a number of issues required to be considered separately by the Independent Trustees under the 1940 Act, including the assessment and review of the fund’s advisory agreement and other related party contracts. The Independent Trustees Committee also considers issues that the Independent Trustees believe it is advisable for them to consider separately from the Interested Trustees.
Audit Committee
David R. Bock (Chair), Benjamin M. Friedman, Lorraine H. Monchak and Marguerite A. Piret.
The Audit Committee, among other things, oversees the accounting and financial reporting policies and practices of the fund, oversees the quality and integrity of the fund’s financial statements, approves, and recommends to the Independent Trustees for their ratification, the engagement of the fund’s independent registered public accounting firm, reviews and evaluates the accounting firm’s qualifications, independence and performance, and approves the compensation of the accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the fund by the fund’s accounting firm and all permissible non-audit services provided by the fund’s accounting firm to Pioneer and any affiliated service providers of the fund if the engagement relates directly to the fund’s operations and financial reporting.
Governance and Nominating Committee
Margaret B.W. Graham (Chair), Thomas J. Perna and Fred J. Ricciardi.
The Governance and Nominating Committee considers governance matters affecting the Board and the fund. Among other responsibilities, the Governance and Nominating Committee reviews the performance of the Independent Trustees as a whole, and reviews and recommends to the Independent Trustees Committee any appropriate changes concerning, among other things, the size and composition of the Board, the Board’s committee structure and the Independent Trustees’ compensation. The Governance and Nominating Committee also makes recommendations to the Independent Trustees Committee or the Board on matters delegated to it.
In addition, the Governance and Nominating Committee screens potential candidates for Independent Trustees. Among other responsibilities, the Governance and Nominating Committee reviews periodically the criteria for Independent Trustees and the spectrum of desirable experience and expertise for Independent Trustees as a whole, and reviews periodically the qualifications and requisite skills of persons currently serving as Independent Trustees and being considered for re-nomination. The Governance and Nominating Committee also reviews the qualifications of any person nominated to serve on the Board by a shareholder or recommended by any Trustee, management or another person and makes a recommendation as to the qualifications of such nominated or recommended person to the Independent Trustees and the Board, and reviews periodically the Committee’s procedure, if any, regarding candidates submitted by shareholders. The Governance and Nominating Committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Independent Trustees to possess (other than qualities or skills that may be required by applicable law or regulation). However, in evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance and Nominating Committee will consider the following general criteria and principles, among any others that it may deem relevant:
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•	whether the person has a reputation for integrity, honesty and adherence to high ethical standards;
•	whether the person has demonstrated business acumen and ability to exercise sound judgment in matters that relate to the objectives of the fund and whether the person is willing and able to contribute positively to the decision-making process of the fund;
•	whether the person has a commitment and ability to devote the necessary time and energy to be an effective Independent Trustee, to understand the fund and the responsibilities of a trustee of an investment company;
•	whether the person has the ability to understand the sometimes conflicting interests of the various constituencies of the fund and to act in the interests of all shareholders;
•	whether the person has a conflict of interest that would impair his or her ability to represent the interests of all shareholders and to fulfill the responsibilities of a trustee; and
•	the value of diversity on the Board. The Governance and Nominating Committee Charter provides that nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law.
The Governance and Nominating Committee also will consider whether the nominee has the experience or skills that the Governance and Nominating Committee believes would maintain or enhance the effectiveness of the Independent Trustees’ oversight of the fund’s affairs, based on the then current composition and skills of the Independent Trustees and experience or skills that may be appropriate in light of changing business conditions and regulatory or other developments. The Governance and Nominating Committee does not necessarily place the same emphasis on each criterion.
The Governance and Nominating Committee does not have a formal policy for considering trustee nominees submitted by the fund’s shareholders. Nonetheless, the Nominating Committee may, on an informal basis, consider any shareholder recommendations of nominees that it receives.
Policy Administration Committee
Margaret B.W. Graham, Thomas J. Perna (Chair) and Fred J. Ricciardi.
The Policy Administration Committee, among other things, oversees and monitors the fund’s compliance with legal and regulatory requirements that are not directly related to financial reporting, internal financial controls, independent audits or the performance of the fund’s internal audit function. The Policy Administration Committee also oversees the adoption and implementation of certain of the fund’s policies and procedures.
Valuation Committee
David R. Bock, Benjamin M. Friedman, Lorraine H. Monchak and Marguerite A. Piret (Chair).
The Valuation Committee, among other things, determines with Pioneer the value of securities under certain circumstances and considers other matters with respect to the valuation of securities, in each case in accordance with the fund’s valuation procedures.
Oversight of risk management
Consistent with its responsibility for oversight of the fund in the interests of shareholders, the Board of Trustees oversees risk management of the fund’s investment management and business operations. In performing this oversight function, the Board considers various risks and risk management practices relating to the fund. The Board has delegated certain aspects of its risk oversight responsibilities to the committees.
The fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, enterprise risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. The goal of risk management is to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the fund.
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Most of the fund’s investment management and business operations are carried out by or through Pioneer, its affiliates, and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.
Under the overall supervision of the Board or the applicable committee of the Board, the fund, or Pioneer and the affiliates of Pioneer or other service providers to the fund employ a variety of processes, procedures and controls in an effort to identify, address and mitigate risks. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the fund’s and Pioneer’s chief compliance officer and Pioneer’s chief risk officer and director of internal audit, as well as various personnel of Pioneer and of other service providers, make periodic reports to the applicable committee or to the Board with respect to various aspects of risk management. The reports received by the Trustees related to risks typically are summaries of relevant information. During the course of the most recent fiscal year, the Trustees increased the number of presentations from the directors of Internal Audit and Risk Management at Pioneer, as well as the Chief Operating Officer to whom they report, concerning the results and process of their responsibilities.
The Trustees recognize that not all risks that may affect the fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the fund’s goals, that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness, and that some risks are simply beyond the control of the fund or Pioneer and its affiliates or other service providers. As a result of the foregoing and other factors, the fund’s ability to manage risk is subject to substantial limitations.
In addition, it is important to note that the fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.
Compensation of officers and trustees
The Pioneer Funds, including the fund, compensate their Trustees. The Independent Trustees review and set their compensation annually, taking into consideration the committee and other responsibilities assigned to specific Trustees. The table under “Annual Fees, Expense and Other Information — Compensation of Officers and Trustees” sets forth the compensation paid to each of the Trustees. The compensation paid to the Trustees is then allocated among the funds as follows:
•	each fund with assets less than $250 million pays each Independent Trustee an annual fee of $1,000.
•	the remaining compensation of the Independent Trustees is allocated to each fund with assets greater than $250 million based on the fund’s net assets.
•	the Interested Trustees receive an annual fee of $500 from each fund, except in the case of funds with net assets of $50 million or less, which pay each Interested Trustee an annual fee of $200. Pioneer reimburses these funds for the fees paid to the Interested Trustees.
Except for the chief compliance officer, the fund does not pay any salary or other compensation to its officers. The fund pays a portion of the chief compliance officer's compensation for her services as the fund's chief compliance officer. Pioneer pays the remaining portion of the chief compliance officer's compensation.
See “Compensation of Officers and Trustees” in “Annual Fee, Expense and Other Information.”
Other information
The Agreement and Declaration of Trust provides that no Trustee, officer or employee of the fund shall be liable to the fund or any shareholder for any action, failure to act, error or mistake except in cases of bad faith, willful misfeasance, gross negligence or reckless disregard of duty. The Agreement and Declaration of Trust requires the fund to indemnify each Trustee, director, officer, employee and authorized agent to the
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fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee, or agent and against amounts paid or incurred by him in settlement thereof. The 1940 Act currently provides that no officer or director shall be protected from liability to the fund or shareholders for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office. The Agreement and Declaration of Trust extends to Trustees, officers and employees of the fund the full protection from liability that the law allows.
4. Investment adviser
The fund has entered into an amended and restated management agreement (hereinafter, the “management contract”) with Pioneer pursuant to which Pioneer acts as the fund’s investment adviser. Pioneer is an indirect, wholly owned subsidiary of UniCredit. Certain Trustees or officers of the fund are also directors and/or officers of certain of UniCredit’s subsidiaries (see management biographies above). Pioneer has entered into an agreement with its affiliate, Pioneer Investment Management Limited (“PIML”), pursuant to which PIML provides certain services to Pioneer.
As the fund’s investment adviser, Pioneer provides the fund with investment research, advice and supervision and furnishes an investment program for the fund consistent with the fund’s investment objective and policies, subject to the supervision of the fund’s Trustees. Pioneer determines what portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the fund’s securities transactions, and reports to the Trustees on the fund’s investments and performance.
The management contract will continue in effect from year to year provided such continuance is specifically approved at least annually (i) by the Trustees of the fund or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (ii) in either event, by a majority of the Independent Trustees of the fund, with such Independent Trustees casting votes in person at a meeting called for such purpose.
The management contract may be terminated without penalty by the Trustees of the fund or by vote of a majority of the outstanding voting securities of the fund on not more than 60 days’ nor less than 30 days’ written notice to Pioneer, or by Pioneer on not less than 90 days’ written notice to the fund, and will automatically terminate in the event of its assignment (as defined in the 1940 Act) by Pioneer. The management contract is not assignable by the fund except with the consent of Pioneer.
The Trustees’ approval of and the terms, continuance and termination of the management contract are governed by the 1940 Act. Pursuant to the management contract, Pioneer assumes no responsibility other than to render the services called for under the management contract, in good faith, and Pioneer will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities or other transactions for the fund. Pioneer, however, is not protected against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the management contract. The management contract requires Pioneer to furnish all necessary services, facilities and personnel in connection with the performance of its services under the management contract, and except as specifically stated therein, Pioneer is not responsible for any of the fund’s ordinary and extraordinary expenses.
Advisory fee
As compensation for its management services and expenses incurred, the fund pays Pioneer a fee at the annual rate of 0.75% of the fund’s average daily net assets on the first $500 million, 0.70% of the fund’s average daily net assets greater than $500 million and less than or equal to $1 billion, and 0.65% of the fund’s average daily net assets over $1 billion. The fee is computed and accrued daily and paid monthly.
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See the table in “Annual Fee, Expense and Other Information” for management fees paid to Pioneer during recently completed fiscal years.
Expense limit
Pioneer has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation) to the extent required to reduce fund expenses to 1.30%, 2.20%, 0.80%, 1.55% and 0.80% of the average daily net assets attributable to Class A, Class C, Class K, Class R and Class Y shares, respectively. These expense limitations are in effect through January 1, 2018. There can be no assurance that Pioneer will extend the contractual expense limitation beyond the aforementioned dates. While in effect, the arrangement may be terminated for a class only by agreement of Pioneer and the Board of Trustees
Administration agreement
The fund has entered into an amended and restated administration agreement with Pioneer pursuant to which Pioneer acts as the fund’s administrator, performing certain accounting, administration and legal services for the fund. Pioneer is reimbursed for its cost of providing such services. The cost of providing these services is based on direct costs and costs of overhead, subject to review by the Board of Trustees. See “Annual Fee, Expense and Other Information” for fees the fund paid to Pioneer for administration and related services. In addition, Brown Brothers Harriman & Co. performs certain sub-administration services to the fund pursuant to an agreement with Pioneer and the fund.
Under the terms of the amended and restated administration agreement with the fund, Pioneer pays or reimburses the fund for expenses relating to its services for the fund, with the exception of the following, which are to be paid by the fund: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of Pioneer, or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors; (c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the fund; (d) issue and transfer taxes, chargeable to the fund in connection with securities transactions to which the fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the fund and/or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (g) all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the fund and the Trustees; (i) any distribution fees paid by the fund in accordance with Rule 12b-1 promulgated by the SEC pursuant to the 1940 Act; (j) compensation of those Trustees of the fund who are not affiliated with or interested persons of Pioneer, the fund (other than as Trustees), PIM-USA or the distributor; (k) the cost of preparing and printing share certificates; (l) interest on borrowed money, if any; (m) fees payable by the fund under management agreements and the administration agreement; and (n) extraordinary expenses. The fund shall also assume and pay any other expense that the fund, Pioneer or any other agent of the fund may incur not listed above that is approved by the Board of Trustees (including a majority of the Independent Trustees) as being an appropriate expense of the fund. The fund shall pay all fees and expenses to be paid by the fund under the sub-administration agreement with Brown Brothers Harriman & Co. In addition, the fund shall pay all brokers' and underwriting commissions chargeable to the fund in connection with securities transactions to which the fund is a party.
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Potential conflicts of interest
The fund is managed by Pioneer, which also serves as investment adviser to other Pioneer mutual funds and other accounts (including separate accounts and unregistered products) with investment objectives identical or similar to those of the fund. Securities frequently meet the investment objectives of the fund, the other Pioneer mutual funds and such other accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each fund or account presently has in a particular industry and the availability of investment funds in each fund or account.
It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the Pioneer mutual funds or a private account managed by Pioneer seeks to acquire the same security at about the same time, the fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if Pioneer decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the fund. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other Pioneer mutual funds may have the same or similar investment objectives and policies as the fund, their portfolios do not generally consist of the same investments as the fund or each other, and their performance results are likely to differ from those of the fund.
Personal securities transactions
The fund, Pioneer, and the distributor have adopted codes of ethics under Rule 17j-1 under the 1940 Act which is applicable to their officers, trustees/directors and designated employees. The code permits such persons to engage in personal securities transactions for their own accounts, including securities that may be purchased or held by the fund, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. The codes are on public file with and available from the SEC.
5. Other service providers
Distributor. _______________________________ (the “Distributor”) is the fund’s distributor. The Distributor distributes Creation Units of the fund, but does not maintain a secondary market in shares of the fund. The Distributor’s principal address is _______________________________.
The Distributor has entered into an agreement with Pioneer Funds Distributors Inc. (“PFD”) to provide marketing and sales support to the Fund. PFD is not compensated by the Distributor for such services.
Transfer and Dividend Disbursing Agent. [Name] serves as the transfer and dividend disbursing agent for the Trust. As transfer and dividend disbursing agent, [Name] is responsible for, among other matters, receiving and processing orders for the purchase and redemptions of Creation Units. The principal business address for [Name] is [Insert Address].
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6. Shareholder servicing/transfer agent
The fund has contracted with Boston Financial Data Services, Inc., 2000 Crown Colony Drive, Quincy, Massachusetts, 02169, to act as shareholder servicing and transfer agent for the fund.
Under the terms of its contract with the fund, Boston Financial Data Services, Inc. services shareholder accounts, and its duties include: (i) processing sales, redemptions and exchanges of shares of the fund; (ii) distributing dividends and capital gains associated with the fund’s portfolio; and (iii) maintaining account records and responding to shareholder inquiries.
7. Custodian and sub-administrator
Brown Brothers Harriman & Co. (“BBH”), 50 Post Office Square, Boston, Massachusetts 02110, is the custodian of the fund’s assets. The custodian’s responsibilities include safekeeping and controlling the fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the fund’s investments.
BBH also performs certain fund accounting and fund administration services for the Pioneer Fund complex, including the fund. For performing such services, BBH receives fees based on complex-wide assets.
8. Independent registered public accounting firm
[ ], the fund’s independent registered public accounting firm, provides audit services, tax return review services, and assistance and consultation with respect to filings with the SEC.
9. Portfolio management
Additional information about the portfolio managers
Other accounts managed by the portfolio managers
The table below indicates, for the portfolio managers of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of xxxxxxxx, 2017. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships, undertakings for collective investments in transferable securities (“UCITS”) and other non-U.S. investment funds and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager’s personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.
Name of Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed (000’s)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (000’s)
Marco Pirondini	Other Registered Investment Companies	x	$x	N/A	N/A
	Other Pooled Investment Vehicles	x	$x	N/A	N/A
	Other Accounts	x	$x	N/A	N/A
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Name of Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed (000’s)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (000’s)
David Glazer	Other Registered Investment Companies	x	$x	N/A	N/A
	Other Pooled Investment Vehicles	x	$x	N/A	N/A
	Other Accounts	x	$x	N/A	N/A
Potential conflicts of interest
When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interest are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interest. See “Compensation of Portfolio Managers” below.
•	A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts’ investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.
•	A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.
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•	A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation.
•	A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.
•	If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.
Compensation of portfolio managers
Pioneer has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the portfolio managers with those of shareholders of the accounts (including Pioneer funds) the portfolio managers manage, as well as with the financial performance of Pioneer. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and align the interests of the investment professional with those of shareholders, as well as with the financial performance of Pioneer. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:
•	Quantitative investment performance. The quantitative investment performance calculation is based on pre-tax investment performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund, is the MSCI World Index and the MSCI All Country World ND Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager’s competitive universe.
•	Qualitative performance. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.
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•	Pioneer results and business line results. Pioneer’s financial performance, as well as the investment performance of its investment management group, affect a portfolio manager’s actual bonus by a leverage factor of plus or minus (+/–) a predetermined percentage.
The quantitative and qualitative performance components comprise 80% and 20%, respectively, of the overall bonus calculation (on a pre-adjustment basis). A portion of the annual bonus is deferred for a specified period and may be invested in one or more Pioneer funds.
Certain portfolio managers participate in other programs designed to reward and retain key contributors. Senior executives or other key employees are granted performance units based on the stock price performance of UniCredit and the financial performance of Pioneer Global Asset Management S.p.A., which are affiliates of Pioneer. Portfolio managers also may participate in a deferred compensation program, whereby deferred amounts are invested in one or more Pioneer funds.
Share ownership by portfolio managers
The following table indicates as of xxxxxxxx, 2017 the value, within the indicated range, of shares beneficially owned by the portfolio managers of the fund.
Name of Portfolio Manager	Beneficial Ownership of the Fund*
Marco Pirondini	x
David Glazer	x
*	Key to Dollar Ranges
A.	None
B.	$1 – $10,000
C.	$10,001 – $50,000
D.	$50,001 – $100,000
E.	$100,001 – $500,000
F.	$500,001 – $1,000,000
G.	Over $1,000,000
10. Portfolio transactions
All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by Pioneer pursuant to authority contained in the fund’s management contract. Pioneer seeks to obtain overall best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Pioneer considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer’s execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the U.S.).
Pioneer may select broker-dealers that provide brokerage and/or research services to the fund and/or other investment companies or other accounts managed by Pioneer over which it or its affiliates exercise investment discretion. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, if Pioneer determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers
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or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Pioneer maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of the fund and other investment companies or accounts managed by Pioneer are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Pioneer believes that no exact dollar value can be calculated for such services.
The research received from broker-dealers may be useful to Pioneer in rendering investment management services to the fund as well as other investment companies or other accounts managed by Pioneer, although not all such research may be useful to the fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Pioneer in carrying out its obligations to the fund. The receipt of such research enables Pioneer to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.
The fund may participate in third-party brokerage and/or expense offset arrangements to reduce the fund’s total operating expenses. Pursuant to third-party brokerage arrangements, the fund may incur lower expenses by directing brokerage to third-party broker-dealers which have agreed to use part of their commission to pay the fund’s fees to service providers unaffiliated with Pioneer or other expenses. Since the commissions paid to the third party brokers reflect a commission cost that the fund would generally expect to incur on its brokerage transactions but not necessarily the lowest possible commission, this arrangement is intended to reduce the fund’s operating expenses without increasing the cost of its brokerage commissions. Since use of such directed brokerage is subject to the requirement to achieve best execution in connection with the fund’s brokerage transactions, there can be no assurance that such arrangements will be utilized. Pursuant to expense offset arrangements, the fund may incur lower transfer agency expenses due to interest earned on cash held with the transfer agent. See “Financial highlights” in the prospectus.
See the table in “Annual Fee, Expense and Other Information” for aggregate brokerage and underwriting commissions paid by the fund in connection with its portfolio transactions during recently completed fiscal years. The Board of Trustees periodically reviews Pioneer’s performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund.
11. Description of shares
As an open-end management investment company, the fund continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareholder at the next determined net asset value per share. See “Buying and selling shares.” When issued and paid for in accordance with the terms of the prospectus and statement of additional information, shares of the fund are fully paid and non-assessable. Shares will remain on deposit with the fund’s transfer agent and certificates will not normally be issued.
The Trust
The Trust’s operations are governed by the Amended and RestatedAgreement and Declaration of Trust, dated as of July 1, 2008 (referred to in this section as the declaration). A copy of the Trust’s Certificate of Trust dated as of October 12, 2005, is on file with the office of the Secretary of State of Delaware.
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Delaware law provides a statutory framework for the powers, duties, rights and obligations of the board (referred to in this section as the trustees) and shareholders of the Delaware statutory trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the declaration. Some of the more significant provisions of the declaration are described below.
Shareholder voting
The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Delaware law, actions by the trustees without seeking the consent of shareholders. The trustees may, without shareholder approval, where approval of shareholders is not otherwise required under the 1940 Act, merge or consolidate the Trust into other entities, reorganize the Trust or any series or class into another trust or entity or a series or class of another entity, sell the assets of the Trust or any series or class to another entity, or a series or class of another entity, or terminate the Trust or any series or class.
The fund is not required to hold an annual meeting of shareholders, but the fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration gives the board the flexibility to specify either per share voting or dollar-weighted voting. Under per share voting, each share of the fund is entitled to one vote. Under dollar-weighted voting, a shareholder’s voting power is determined, not by the number of shares the shareholder owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.
Election and removal of trustees
The declaration provides that the trustees may establish the number of trustees and that vacancies on the board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The declaration also provides that a mandatory retirement age may be set by action of two-thirds of the trustees and that trustees may be removed at any time or for any reason by a majority of the board or by a majority of the outstanding shareholders of the Trust.
Amendments to the declaration
The trustees are authorized to amend the declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been shareholders, trustees, officers or, employees of the trust or that limit the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.
Issuance and redemption of shares
The fund may issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. The fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the trustees, including, for example, if the shareholder fails to provide the fund with identification required by law, or if the fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.
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Disclosure of shareholder holdings
The declaration specifically requires shareholders, upon demand, to disclose to the fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the fund may disclose such ownership if required by law or regulation.
Small accounts
The declaration provides that the fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the declaration permits the fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.
Series and classes
The declaration provides that the trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The trustees may change any of those features, terminate any series or class, combine series with other series in the trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.
Each share of the fund, as a series of the Trust, represents an interest in the fund only and not in the assets of any other series of the Trust.
Shareholder, trustee and officer liability
The declaration provides that shareholders are not personally liable for the obligations of the fund and requires a fund to indemnify a shareholder against liability arising solely from the shareholder’s ownership of shares in the fund. In addition, the fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The declaration also provides that no Trustee, officer or employee of the Trust owes any duty to any person (including without limitation any shareholder), other than the Trust or any series. The declaration further provides that no trustee, officer or employee of the fund shall be liable to the fund or any shareholder for any action, failure to act, error or mistake except in cases of bad faith, willful misfeasance, gross negligence or reckless disregard of duty. The declaration requires the fund to indemnify each trustee, director, officer, employee and authorized agent to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a trustee, director, officer, employee, or agent and against amounts paid or incurred by him in settlement thereof. The 1940 Act currently provides that no officer or director shall be protected from liability to the fund or shareholders for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office. The declaration extends to trustees, officers and employees of the fund the full protection from liability that the law allows.
The declaration provides that the appointment, designation or identification of a trustee as chairperson, a member of a committee, an expert, lead independent trustee, or any other special appointment, designation or identification shall not impose any heightened standard of care or liability on such trustee.
Derivative and direct actions
The declaration provides a detailed process for the bringing of derivative or direct actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must
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first be made on the fund’s trustees. The declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the fund, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the fund. The declaration further provides that shareholders owning shares representing at least 10% of the voting power of the affected fund must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the fund in connection with the consideration of the demand, if a court determines that the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the shareholders bringing the action may be responsible for the fund’s costs, including attorneys’ fees, if a court determines that the action was brought without reasonable cause or for an improper purpose.
The declaration provides that no shareholder may bring a direct action claiming injury as a shareholder of the Trust, or any series or class thereof, where the matters alleged (if true) would give rise to a claim by the Trust or by the Trust on behalf of a series or class, unless the shareholder has suffered an injury distinct from that suffered by the shareholders of the Trust, or the series or class, generally. Under the declaration, a shareholder bringing a direct claim must be a shareholder of the series or class with respect to which the direct action is brought at the time of the injury complained of, or have acquired the shares afterwards by operation of law from a person who was a shareholder at that time.
The declaration further provides that the fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the fund is obligated to pay shall be calculated using reasonable hourly rates. The declaration also requires that actions by shareholders against the fund be brought only in federal court in Boston, Massachusetts, or if not permitted to be brought in federal court, then in state court in Boston, Massachusetts, and that shareholders have no right to jury trial for such actions.
The declaration also provides that shareholders have no rights, privileges, claims or remedies under any contract or agreement entered into by the Trust with any service provider or other agent or contract with the Trust, including, without limitation, any third party beneficiary rights, except as may be expressly provided in any service contract or agreement.
12. Buying and selling shares
Purchase and Redemption of Creation Units.
The Trust issues and redeems fund shares only in specified large aggregations of shares called “Creation Units.” A discussion of the purchase and redemption of Creation Units is contained in the Prospectus under “Fund Summary – Purchases and Sales of Fund Shares” and “Buying and Selling Shares.” The discussion below supplements, and should be read in conjunction with, such sections of the prospectus.
Authorized Participants. All orders to purchase or redeem Creation Units must be placed with the fund by or through an “Authorized Participant,” which is either: (a) a “participating party” (i.e., a Broker or other participant in the Continuous Net Settlement (“CNS”) System of the NSCC) or (b) a participant in the DTC system (“DTC Participant”), which in any case has executed an agreement with the Distributor (“Participant Agreement”). An investor does not have to be an Authorized Participant to transact in Creation Units, but must place an order through and make appropriate arrangements with an Authorized Participant.
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Timing. Fund shares are not authorized for sale outside of the United States, its territories and possessions without the prior written consent of the fund. Creation Units are issued and redeemed each Business Day at the NAV per share next determined after an order in proper form is received by the fund or its agent. Validly submitted orders to purchase or redeem Creation Units on each Business Day will be accepted until the New York Stock Exchange (“NYSE”) market closes (the “Order Cut-Off Time”), generally 4:00 p.m. Eastern time, on the Business Day that the order is placed (the “Transmittal Date”). All orders must be received no later than the Order Cut-Off Time in order to receive the NAV determined on the Transmittal Date. Creation Units may be issued and redeemed through the delivery of cash, securities or other instruments specified by the fund, or a combination thereof.
The fund may require that Custom Orders (as defined below) be received no later than one hour prior to the Order Cut-Off Time. When the NASDAQ Stock Market LLC (“Listing Exchange”) or bond markets close earlier than normal, the fund may require orders for Creation Units to be placed earlier in the Business Day. Orders to purchase fund shares invested in fixed-income instruments may not be accepted on any day when the bond markets are closed.
Investors must accumulate enough fund shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the fund. There can be no assurance that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of fund shares to constitute a redeemable Creation Unit. All requests for redemption must be preceded or accompanied by the requisite number of fund shares, which delivery will generally be made through the DTC Process.
As noted under “Taxes,” a fund has the right to reject an order for Creation Units if the creator (or group of creators) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of a fund and if, pursuant to Section 351 of the Code, the fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. A fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.
Payment. To keep trading costs low and to enable the fund to be as fully invested as possible, the fund generally expects to issue and redeem Creation Units in kind through the delivery of securities and/or other portfolio instruments, rather than cash, to the extent practicable. Creations and redemptions may be effected partially or entirely in cash when in-kind delivery is not practicable or deemed not in the best interests of shareholders.
Subject to certain exceptions described below, the Basket (“Basket” means the basket of securities, other instruments and/or cash that the fund specifies each Business Day and for which it issues and redeems Creation Units) instruments paid or received by the fund will be the same for all purchasers and redeemers of Creation Units on a given Business Day. Basket instruments may include cash, securities and/or other transferable investment assets. Each security included in the Basket will be a current holding of the fund. To the extent there is a difference between the NAV of a Creation Unit and the aggregate market value of the Basket instruments exchanged for the Creation Unit, the party conveying the lower value will pay to the other an amount in cash equal to that difference (the “Balancing Amount”).
To preserve the confidentiality of the fund’s trading activities, the investment adviser anticipates that the Basket will normally not be a pro rata slice of the fund’s portfolio positions. Rather, instruments being acquired will generally be excluded from the Basket until their purchase is completed and instruments being sold may not be removed from the Basket until the sale program is substantially completed. Further, when deemed by the investment adviser to be in the best interest of the fund and its shareholders, other portfolio positions may be excluded from the Basket. Whenever portfolio positions are excluded from the Basket, the Basket may include proportionately more cash than is in the portfolio, with such additional cash substituting for the excluded portfolio positions.
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The fund may permit an Authorized Participant to deposit or receive, as applicable, cash in lieu of some or all of the Basket instruments, solely because: (a) such instruments are, in the case of the purchase of a Creation Unit, not available in sufficient quantity; (b) such instruments are not eligible for trading by the Authorized Participant or the investor on whose behalf the Authorized Participant is acting; or (c) a holder of fund shares investing in foreign instruments would be subject to unfavorable income tax treatment if the holder received redemption proceeds in kind. No other Basket substitutions will be permitted. A “Custom Order” is any purchase or redemption of Shares made in whole or in part on a cash basis as described in clause (a) or (b) of this paragraph. In addition, the fund may require purchases and redemptions on a given Business Day to be made entirely on a cash basis. In such an instance, the fund will announce, before the open of trading on such day, that all purchases, all redemptions or all purchases and redemptions on that day will be made entirely in cash. The fund may also determine, upon receiving a purchase or redemption order from an Authorized Participant, to require the purchase or redemption, as applicable, to be made entirely in cash.
Each Business Day, before the open of trading on the Listing Exchange, the investment adviser will cause the Basket, including the names and quantities of the securities, cash and other instruments in the Basket and the estimated Balancing Amount for that day to be disseminated through the National Securities Clearing Corporation (“NSCC”), a clearing agency registered with the SEC and affiliated with the Depository Trust Company (“DTC”). The Basket will also be posted to the fund’s website. The published Basket will apply until a new Basket is announced, and there will be no intraday changes to the Basket except to correct errors in the published Basket. The investment adviser will also make available on a daily basis information about the previous day’s Balancing Amount.
Clearance and Settlement. Orders for purchases and redemptions of Creation Units will be processed either through an enhanced clearing process or through a manual clearing process. The NSCC/CNS system for effecting in-kind purchases and redemptions of ETFs (the “NSCC Process”) simplifies the transfer of a basket of securities between two parties by treating all of the securities that constitute the basket as a single unit.
There are limitations on investors’ ability to use the NSCC Process. First, it is available only to those DTC Participants that also are participants in the CNS System of the NSCC. Other DTC Participants must use a manual clearing process (the “DTC Process”), involving a line-by-line movement of each transferred position, which is available to all DTC Participants. Because the DTC Process involves the movement of individual positions, while the NSCC Process can act on instructions regarding the movement of one unitary basket that automatically processes the movement of multiple securities, DTC may charge the Fund more than NSCC to settle purchases and/or redemptions of Creation Units. Further, the NSCC Process is generally only available for transactions involving domestic equity securities and certain domestic income securities. Thus, it may only be used in connection with in-kind transactions for Fund Creation Units that include only eligible securities in their Basket.
Orders for purchases and redemptions of Creation Units that include foreign instruments in their Basket will not go through either the NSCC Process or the DTC Process. Rather, such transactions will go through the fund’s custodian and its sub-custodian network. Once such a creation order has been placed with the fund or its agent, the Transfer Agent will inform the investment adviser and the fund’s custodian. The custodian will then inform the appropriate sub-custodians. In connection with a creation, the Authorized Participant will deliver to the appropriate sub-custodians, on behalf of itself or the beneficial owner on whose behalf it is acting, the Basket instruments as determined according to the procedures described above. The sub-custodians will confirm to the custodian that the purchase consideration has been delivered, and the custodian will notify the investment adviser and Distributor of the delivery. After shares have been instructed to be delivered, the Distributor will furnish the purchaser with a confirmation and a prospectus (if necessary). For a redemption, the same process proceeds in reverse.
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In-kind transactions in Creation Units involving fixed-income instruments that do not use the DTC Process will generally clear and settle as follows: Basket securities that are U.S. government or U.S. agency securities and any cash will settle via free delivery through the Federal Reserve System; Basket securities that are non-U.S. fixed-income securities will settle in accordance with the normal rules for settlement of such securities in the applicable non-U.S. market. Fund shares will settle through DTC. The custodian will monitor the movement of the underlying Basket instruments and will instruct the movement of shares only upon validation that such instruments have settled correctly. The settlement of fund shares will be aligned with the settlement of the underlying Basket and, except as discussed below with respect to Basket instruments traded in foreign markets, will generally occur no later than the third Business Day following the day on which an order is deemed received by the Distributor.
Orders for purchases and redemptions of Creation Units that include foreign instruments in their Basket may be on a basis other than the third Business Day following receipt in good order in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates or under certain other circumstances. The ability of the Trust to effect in-kind purchases and redemptions within three Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement periods. The securities delivery cycles currently practicable for transferring portfolio securities to redeeming shareholders, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for the funds, in certain circumstances. The holidays applicable to the fund that include foreign instruments in their basket during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices could affect the information set forth herein at some time in the future. Because the portfolio securities of the fund may trade on days that the fund’s Listing Exchange is closed or on days that are not Business Days for the fund, shareholders may not be able to redeem their shares of the fund, or to purchase and sell shares of the fund on the Listing Exchange, on days when the NAV of the fund could be significantly affected by events in the relevant non-U.S. markets.
Delivery. The Transfer Agent will transmit all purchase orders received from Authorized Participants to the fund. After the fund has accepted a purchase order and received delivery of the purchase consideration, NSCC or DTC, as applicable, will instruct the fund to initiate delivery of the appropriate number of shares to the book-entry account specified by the Authorized Participant. Delivery of Creation Units by the fund is expected to occur within the normal settlement cycle, currently no later than the third Business Day following the day on which an order is deemed to be received by the Transfer Agent. The Transfer Agent will issue or cause the issuance of confirmations of acceptance. The Distributor will be responsible for delivering a prospectus to Authorized Participants purchasing Creation Units. The Transfer Agent and Distributor will maintain records of both the orders placed with it and the confirmations of acceptance furnished by it.
Shares will not normally be issued to a purchasing Authorized Participant until after the transfer to the fund of good title to the Basket instruments required to be delivered in connection with the purchase. However, shares may be transferred in advance of receipt by the fund of all or a portion of the applicable
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Basket instrument(s) as described further below. In these circumstances, the Authorized Participant will be required to transfer the available Basket instruments plus cash in an amount equal to 115% of the market value of any undelivered Basket instrument(s) (the “Additional Cash Deposit”). Each Creation Unit order shall be deemed to be received on the Business Day on which the order is placed, provided that the order is placed in proper form prior to the Order Cut-Off Time on such date and cash in the appropriate amount is deposited with the Fund’s custodian by the time designated by the Fund’s custodian on settlement date. If the order is not placed in proper form by the Order Cut-Off Time or federal funds in the appropriate amount are not received by the time designated by the fund’s custodian on settlement date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the fund for losses, if any, resulting therefrom.
As noted above, an additional amount of cash shall be required to be deposited with the fund, pending delivery of the missing Basket instrument(s) in an amount equal to at least 115% of the daily marked to market value of the missing Basket instrument(s). In the event that additional cash is not paid, the fund may use the cash on deposit to purchase the missing Basket instrument(s). The Authorized Participant will be liable to the fund for the costs incurred by the fund in connection with any such purchases and the Authorized Participant shall be liable to the fund for any shortfall between the cost to the fund of purchasing any missing Basket instrument(s) and the value of the collateral. These costs will be deemed to include the amount by which the actual purchase price of the Basket instrument(s) exceeds the market value of such Basket instruments on the day the Creation Unit order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The fund will return any unused portion of the Additional Cash Deposit once all of the missing Basket instrument(s) have been properly received by the Custodian or purchased by the fund and deposited into the fund’s account with the fund’s Custodian.
In connection with taking delivery of shares of securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the securities are customarily traded, to which account such securities will be delivered. Deliveries of redemption proceeds generally will be made within three Business Days of the trade date.
Redemptions of shares for fund securities will be subject to compliance with applicable federal and state securities laws and the fund reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific fund securities upon redemptions or could not do so without first registering fund securities under such laws. A redeeming investor that is subject to a legal restriction with respect to a particular security included in the fund’s Basket instruments may be paid an equivalent amount of cash. The Authorized Participant through which such a redeeming investor transacts may request that the redeeming investor complete an order form or enter into agreements with respect to such matters as compensating cash payment. Further, a redeeming investor that is not a “qualified institutional buyer” (“QIB”), as such term is defined under Rule 144A under the 1933 Act, will not be able to receive fund securities that are restricted securities eligible for resale under Rule 144A. A redeeming investor may be required by the Trust to provide a written confirmation with respect to QIB status in order to receive fund securities.
The right of redemption may be suspended or the date of payment postponed with respect to the fund (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of fund shares or determination of the NAV of the shares is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC.
Transaction Fees. Orders for Creation Units are subject to transaction fees. See “Buying and Selling Shares – Transaction Fees” in the Prospectus.
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Order Rejection. The fund and/or the Transfer Agent may reject any order that is not in proper form. Further, the fund may reject a purchase order transmitted to it if, for example: (a) the purchaser or group of related purchasers, upon obtaining the Creation Units, would own 80% or more of outstanding fund shares; (b) the acceptance of the Basket would have certain adverse tax consequences, such as causing the fund to no longer meet the requirements of a regulated investment company under the Code; (c) the acceptance of the Basket would, in the opinion of the Trust, be unlawful, as in the case of a purchaser who is banned from trading in securities; (d) the acceptance of the Basket would otherwise, in the discretion of the Trust or the investment adviser, have an adverse effect on the fund or its shareholders; or (e) there exist circumstances outside the control of the fund that make it impossible to process purchases of Creation Units for all practical purposes. Examples of such circumstances include: acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the fund, the investment adviser, the transfer agent, the custodian, the Distributor, DTC, NSCC or any other participant in the purchase process; and similar extraordinary events.
Required Early Acceptance of Orders. Notwithstanding the foregoing, Authorized Participants may be notified that the Order Cut-Off Time may be earlier on a particular Business Day.
Exchange Listing and Trading. A discussion of exchange listing and trading matters associated with an investment in the fund is contained in the Prospectus under “Fund Summary – Purchases and Sales of Fund Shares” and “Buying and Selling Shares.” The discussion below supplements, and should be read in conjunction with, such sections of the prospectus.
The fund’s shares are listed for trading on the Listing Exchange, and trade thereon at prices that are directly linked to the fund’s next end-of-day NAV (“NAV-Based Trading”). Shares may also be bought and sold on other national securities exchanges and alternative trading systems that have obtained appropriate licenses, adopted applicable rules and developed systems to support trading in Fund shares. In NAV-Based Trading, all trades are executed at the next NAV, plus or minus a trading cost (i.e., a premium or discount to NAV) determined at the time of trade execution. For each trade, the final transaction price is determined once NAV is computed. Buyers will not know the value of their purchases and sales until the end of the trading day.
Although share prices will be quoted throughout the day relative to NAV, there is not a fixed relationship between trading prices and NAV. Instead, the premium or discount to NAV at which Share transactions are executed is locked in at the time of trade execution, and will depend on market factors, including the balance of supply and demand for shares among investors, transaction fees and other costs associated with creating and redeeming Creation Units of shares, competition among market makers, the Share inventory positions and inventory strategies of market makers, and the volume of share trading. Reflecting these and other market factors, prices for shares in the secondary market may be above, at or below NAV. The fund does not offer the opportunity to transact intraday at prices determined at time of trade execution.
There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of fund shares will continue to be met.
The Listing Exchange may, but is not required to, remove fund shares from listing if: (i) following the initial twelve-month period after commencement of trading of the fund, there are fewer than 50 beneficial holders of the shares for 30 or more consecutive trading days; (ii) the fund’s IIV or NAV is no longer calculated or its IIV, NAV or Basket composition is no longer available to all market participants at the same time; (iii) the fund has failed to submit any filings required by the SEC or if the Listing Exchange is aware that the fund is not in compliance with the conditions of any exemptive order or no-action relief granted by the SEC with respect to the fund; or (iv) such other event shall occur or condition exists that, in
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the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. In addition, the Listing Exchange will remove the fund shares from listing and trading upon termination of the Trust or the fund.
Book Entry Only System. The following information supplements and should be read in conjunction with “Buying and Selling Shares” in the prospectus.
DTC acts as securities depositary for fund shares. Fund shares are represented by securities registered in the name of DTC or its nominee, CEDE & Co., and deposited with, or on behalf of, DTC. Certificates will not be issued for fund shares.
DTC, a limited-purpose trust company, was created to hold securities of DTC Participants and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).
Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.
Conveyance of all notices, statements and other communications to Beneficial Owners is affected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the fund shares held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Payment of fund distributions shall be made to DTC or its nominee, [Insert nominee name], as the registered holder of all fund shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in fund shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is the case for securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such
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DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may determine to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Listing Exchange.
Additional payments to financial intermediaries
Pioneer or one or more of its affiliates (collectively, “Pioneer Affiliates”) may make additional payments to financial intermediaries in connection with the promotion and sale of shares of Pioneer funds. Pioneer Affiliates make these payments from their own resources, which include resources that derive from compensation for providing services to the Pioneer funds. These additional payments are described below. The categories described below are not mutually exclusive. The same financial intermediary may receive payments under more than one or all categories. Many financial intermediaries that sell shares of Pioneer funds receive one or more types of these payments. The financial intermediary typically initiates requests for additional compensation. Pioneer negotiates these arrangements individually with financial intermediaries and the amount of payments and the specific arrangements may differ significantly. A financial intermediary also may receive different levels of compensation with respect to sales or assets attributable to different types of clients of the same intermediary or different Pioneer funds. Where services are provided, the costs of providing the services and the overall array of services provided may vary from one financial intermediary to another. Pioneer Affiliates do not make an independent assessment of the cost of providing such services. While the financial intermediaries may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in servicing its clients, the financial intermediary may earn a profit on these payments, since the amount of the payment may exceed the financial intermediary’s costs. In this context, “financial intermediary” includes any broker, dealer, bank (including bank trust departments), insurance company, transfer agent, registered investment adviser, financial planner, retirement plan administrator and any other financial intermediary having a selling, administrative and shareholder servicing or similar agreement with a Pioneer Affiliate.
A financial intermediary’s receipt of additional compensation may create conflicts of interest between the financial intermediary and its clients. Each type of payment discussed below may provide your financial intermediary with an economic incentive to actively promote the Pioneer funds over other mutual funds or cooperate with the distributor’s promotional efforts. The receipt of additional compensation for Pioneer Affiliates may be an important consideration in a financial intermediary’s willingness to support the sale of the Pioneer funds through the financial intermediary’s distribution system. Pioneer Affiliates are motivated to make the payments described above since they promote the sale of Pioneer fund shares and the retention of those investments by clients of financial intermediaries. In certain cases these payments could be significant to the financial intermediary. The financial intermediary may charge additional fees or commissions other than those disclosed in the prospectus. Financial intermediaries may categorize and disclose these arrangements differently than Pioneer Affiliates do. To the extent financial intermediaries sell more shares of the funds or retain shares of the funds in their clients’ accounts, Pioneer Affiliates benefit from the incremental management and other fees paid to Pioneer Affiliates by the funds with respect to those assets.
Revenue sharing payments
Pioneer Affiliates make revenue sharing payments as incentives to certain financial intermediaries to promote and sell shares of Pioneer funds. The benefits Pioneer Affiliates receive when they make these payments include, among other things, entry into or increased visibility in the financial intermediary’s sales system, participation by the intermediary in the distributor’s marketing efforts (such as helping facilitate or providing financial assistance for conferences, seminars or other programs at which Pioneer personnel may make presentations on the funds to the intermediary’s sales force), placement on the
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financial intermediary’s preferred fund list, and access (in some cases, on a preferential basis over other competitors) to individual members of the financial intermediary’s sales force or management. Revenue sharing payments are sometimes referred to as “shelf space” payments because the payments compensate the financial intermediary for including Pioneer funds in its fund sales system (on its “shelf space”). Pioneer Affiliates also may pay financial intermediaries “finders’” or “referral” fees for directing investors to the Pioneer funds. Pioneer Affiliates compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary.
The revenue sharing payments Pioneer Affiliates make may be calculated on sales of shares of Pioneer funds (“Sales-Based Payments”); although there is no policy limiting the amount of Sales-Based Payments any one financial intermediary may receive, the total amount of such payments normally does not exceed 0.25% per annum of those assets. Such payments also may be calculated on the average daily net assets of the applicable Pioneer funds attributable to that particular financial intermediary (“Asset-Based Payments”); although there is no policy limiting the amount of Asset-Based Payments any one financial intermediary may receive, the total amount of such payments normally does not exceed 0.16% per annum of those assets. Sales-Based Payments primarily create incentives to make new sales of shares of Pioneer funds and Asset-Based Payments primarily create incentives to retain previously sold shares of Pioneer funds in investor accounts. Pioneer Affiliates may pay a financial intermediary either or both Sales-Based Payments and Asset-Based Payments.
Administrative and processing support payments
Pioneer Affiliates also may make payments to certain financial intermediaries that sell Pioneer fund shares for certain administrative services, including record keeping and sub-accounting shareholder accounts, to the extent that the funds do not pay for these costs directly. Pioneer Affiliates also may make payments to certain financial intermediaries that sell Pioneer fund shares in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that Pioneer Affiliates may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial intermediary’s mutual fund trading system.
Other payments
From time to time, Pioneer Affiliates, at their expense, may provide additional compensation to financial intermediaries which sell or arrange for the sale of shares of the Pioneer funds. Such compensation provided by Pioneer Affiliates may include financial assistance to financial intermediaries that enable Pioneer Affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. Pioneer Affiliates make payments for entertainment events they deem appropriate, subject to Pioneer Affiliates’ guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.
As of xxxxxxxxx, 20xx, Pioneer anticipates that the following broker-dealers or their affiliates will receive additional payments as described in the fund’s prospectus and statement of additional information:
Please contact your financial intermediary for details about any payments it receives from Pioneer Affiliates or the funds, as well as about fees and/or commissions it charges.
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13. Pricing of shares
Net asset value. The net asset value per share of the fund is determined as of the scheduled close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) on each day on which the Exchange is open for trading. As of the date of this statement of additional information, the Exchange is open for trading every weekday except for the days the following holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of the fund is also determined on any other day on which the level of trading in its portfolio securities is sufficiently high that the current net asset value per share might be materially affected by changes in the value of its portfolio securities. The fund is not required to determine its net asset value per share on any day on which no purchase orders in good order for fund shares are received and no shares are tendered and accepted for redemption.
Ordinarily, investments in debt securities are valued on the basis of information furnished by a pricing service which utilizes primarily a matrix system (which reflects such factors as security prices, yields, maturities and ratings), supplemented by dealer and exchange quotations. Other securities are valued at the last sale price on the principal exchange or market where they are traded. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the current bid and asked prices.
Securities quoted in foreign currencies are converted to U.S. dollars utilizing foreign exchange rates employed by the fund’s independent pricing services. Generally, trading in non U.S. securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. The values of such securities used in computing the net asset value of the fund’s shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the Exchange and will therefore not be reflected in the computation of the fund’s net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any international securities owned by the fund could change on a day you cannot buy or sell shares of the fund.
When prices determined using the foregoing methods are not available or are considered by Pioneer to be unreliable, the fund uses fair value methods to value its securities in accordance with procedures approved by the fund's trustees. The fund also may use fair value pricing methods to value its securities, including a non-U.S. security, when Pioneer determines that prices determined using the foregoing methods no longer accurately reflect the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. Valuing securities using fair value methods may cause the net asset value of the fund’s shares to differ from the net asset value that would be calculated using closing market prices. In connection with making fair value determinations of the value of fixed income securities, the fund may use a pricing matrix. The prices used for these securities may differ from the amounts received by the fund upon sale of the securities, and these differences may be substantial.
The net asset value per share of the fund is computed by taking the value of all of the fund’s assets, less the fund’s liabilities, and dividing the result by the number of outstanding shares. For purposes of determining net asset value, expenses of the fund are accrued daily and taken into account.
Intraday indicative values. The Trust will arrange for the continuous calculation by an independent third party and publication throughout the regular trading session of the Listing Exchange (generally 9:30 a.m. to 4:00 p.m. Eastern time) each business day of the intraday indicative value (“IIV”) of the fund’s shares. IIVs are calculated based on the current market trading prices of the fund’s underlying holdings and disseminated at periodic intervals of not more than 15 minutes. The purpose of IIVs is to help investors to estimate that day’s closing net asset value so they can determine the number of shares to buy or sell if
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they want to trade an approximate dollar amount. Because IIVs will generally differ from the end-of-day net asset value of the fund, they cannot be used to calculate with precision the dollar value of a prescribed number of shares to be bought or sold. Investors should understand that fund transaction prices are based on closing net asset values, and that net asset values may vary significantly from IIVs during periods of market volatility.
14. Tax status
The fund is treated as a separate entity for U.S. federal income tax purposes. The fund intends to elect to be treated, and intends to qualify each year, as a “regulated investment company” under Subchapter M of the Code, so that it will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, the fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the “90% income test”) and (ii) diversify its holdings so that, at the end of each quarter of each taxable year:
(a) at least 50% of the value of the fund’s total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the fund’s total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.
For purposes of the 90% income test, the character of income earned by certain entities in which the fund invests that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships other than certain publicly traded partnerships or trusts that have not elected to be classified as corporations under the “check-the-box” regulations) will generally pass through to the fund. Consequently, in order to qualify as a regulated investment company, the fund may be required to limit its equity investments in such entities that earn fee income, rental income or other nonqualifying income.
If the fund qualifies as a regulated investment company and properly distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest income, if any, over certain disallowed deductions, the fund generally will not be subject to U.S. federal income tax on any income of the fund, including “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the fund meets such distribution requirements, but chooses to retain some portion of its taxable income or gains, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax
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basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. The fund intends to distribute at least annually all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), net tax-exempt interest income, and net capital gain. If, for any taxable year, the fund does not qualify as a regulated investment company or does not satisfy the 90% distribution requirement, it will be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by the fund to tax at the corporate level and to a further tax at the shareholder level when such income is distributed. Under certain circumstances, the fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so, the fund may incur significant fund-level taxes and may be forced to dispose of certain assets.
Under the Code, the fund will be subject to a nondeductible 4% U.S. federal excise tax on a portion of its undistributed ordinary income and capital gain net income if it fails to meet certain distribution requirements with respect to each calendar year and year ending October 31, respectively. The fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.
The fund generally distributes any net short- and long-term capital gains in November. The fund generally pays dividends from any net investment income (excluding capital gains) quarterly during March, June, September, and December. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the fund to avoid U.S. federal income or excise tax.
For U.S. federal income tax purposes, all dividends generally are taxable whether a shareholder takes them in cash or a financial intermediary reinvests them in additional shares of the fund. In general, assuming that the fund has sufficient earnings and profits, dividends from net investment income and net short-term capital gains are taxable either as ordinary income or, if certain conditions are met, as “qualified dividend income,” taxable to individual and certain other noncorporate shareholders at U.S. federal income tax rates of up to 20%.
In general, dividends may be reported by the fund as qualified dividend income if they are attributable to qualified dividend income received by the fund. Qualified dividend income generally means dividend income received from the fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the fund and the shareholders. If 95% or more of the fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the fund may report all distributions of such income as qualified dividend income.
A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Passive foreign investment companies are not qualified foreign corporations for this purpose. Dividends received by the fund from REITs generally are not expected to qualify for treatment as qualified dividend income.
A dividend that is attributable to qualified dividend income of the fund that is paid by the fund to a shareholder will not be taxable as qualified dividend income to such shareholder (1) if the dividend is received with respect to any share of the fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the shareholder elects to have the dividend treated as investment income for
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purposes of the limitation on deductibility of investment interest. The “ex-dividend” date is the date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter. Distributions by the fund in excess of the fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below.
Certain dividends received by the fund from U.S. corporations (generally, dividends received by the fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the fund may be eligible for the 70% dividends-received deduction generally available to corporations under the Code. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible. Capital gain dividends distributed to the fund from other regulated investment companies are not eligible for the dividends-received deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their fund shares, and, if they borrow to acquire or otherwise incur debt attributable to fund shares, they may be denied a portion of the dividends-received deduction with respect to those shares. The entire dividend, including the otherwise deductible amount, will be included in determining the excess, if any, of a corporation’s adjusted current earnings over its alternative minimum taxable income, which may increase a corporation’s alternative minimum tax liability. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required.
Distributions from net capital gains, if any, that are reported as capital gain dividends by the fund are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the fund. Capital gain dividends distributed by the fund to individual and certain other noncorporate shareholders will be taxed as long-term capital gains, which are generally taxable to noncorporate taxpayers at U.S. federal income tax rates of up to 20%. A shareholder should also be aware that the benefits of the favorable tax rates applicable to long-term capital gains and qualified dividend income may be affected by the application of the alternative minimum tax to individual shareholders.
The U.S. federal income tax status of all distributions will be reported to shareholders annually.
A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, dividends, interest and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder’s net investment income.
Although dividends generally will be treated as distributed when paid, any dividend declared by the fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared. In addition, certain distributions made after
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the close of a taxable year of the fund may be “spilled back” and treated for certain purposes as paid by the fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a regulated investment company’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the regulated investment company when they are actually paid.
For U.S. federal income tax purposes, the fund is permitted to carry forward indefinitely a net capital loss from any taxable year to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the fund and may not be distributed as capital gains to shareholders. Generally, the fund may not carry forward any losses other than net capital losses. Under certain circumstances, the fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred. At the time of an investor’s purchase of fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the fund’s portfolio or to undistributed taxable income of the fund. Consequently, subsequent distributions by the fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares and the distributions economically represent a return of a portion of the investment.
In general, if fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss recognized by a shareholder upon the sale of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such shares (including any amounts credited to the shareholder as undistributed capital gains).
The cost basis of shares acquired by purchase will generally be based on the amount paid for the shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of shares generally determines the amount of the capital gain or loss realized on the sale or exchange of shares. Contact the broker through whom you purchased your shares to obtain information with respect to the available cost basis reporting methods and elections for your account.
Losses on sales of shares may be disallowed under “wash sale” rules in the event of other investments in the fund within a period of 61 days beginning 30 days before and ending 30 days after a sale of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments.
Under Treasury regulations, if a shareholder recognizes a loss with respect to fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.
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Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on fund dividends or distributions, or on sales of fund shares unless the fund shares are “debt-financed property” within the meaning of the Code. However, in the case of fund shares held through a non-qualified deferred compensation plan, fund dividends and distributions received by the plan and gains from sales of fund shares by the plan generally are taxable to the employer sponsoring such plan in accordance with the U.S. federal income tax laws that are generally applicable to shareholders receiving such dividends or distributions from regulated investment companies such as the fund.
A plan participant whose retirement plan invests in the fund, whether such plan is qualified or not, generally is not taxed on fund dividends or distributions received by the plan or on gains from sales of fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income, and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.
Foreign exchange gains and losses realized by the fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Under Treasury regulations that may be promulgated in the future, any gains from such transactions that are not directly related to the fund’s principal business of investing in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the fund to satisfy the 90% income test.
If the fund acquires any equity interest (under Treasury regulations that may be promulgated in the future, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations (i) that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or (ii) where at least 50% of the corporation’s assets (computed based on average fair market value) either produce or are held for the production of passive income (“passive foreign investment companies”), the fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the fund is timely distributed to its shareholders. The fund would not be able to pass through to its shareholders any credit or deduction for such a tax. A “qualified electing fund” election or a “mark to market” election may be available that would ameliorate these adverse tax consequences, but such elections could require the fund to recognize taxable income or gain (subject to the distribution requirements applicable to regulated investment companies, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a tax on the fund, the fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund. Gains from the sale of stock of passive foreign investment companies may also be treated as ordinary income. In order for the fund to make a qualified electing fund election with respect to a passive foreign investment company, the passive foreign investment company would have to agree to provide certain tax information to the fund on an annual basis, which it might not agree to do. The fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.
If the fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the fund elects to include market discount in income currently), the fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments.
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However, the fund must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to qualify to be treated as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the fund may have to dispose of its portfolio securities, potentially under disadvantageous circumstances, to generate cash, or may have to borrow the cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to the fund
The fund may invest in or hold debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or are in default present special tax issues for the fund. Federal income tax rules are not entirely clear about issues such as when the fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether certain exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the fund, in the event it invests in or holds such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.
Options written or purchased and futures contracts entered into by the fund on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts, may cause the fund to recognize gains or losses from marking-to-market even though such options may not have lapsed or been closed out or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the fund as long-term or short-term. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988 of the Code, as described above, and accordingly may produce ordinary income or loss. Additionally, the fund may be required to recognize gain if an option, futures contract, forward contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a “constructive sale” of an “appreciated financial position” held by the fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Such a disposition of securities may potentially result in additional taxable gain or loss to the fund. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which the fund’s risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of the fund’s income and gains or losses and hence of its distributions to shareholders.
The fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries. Any such taxes would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If more than 50% of the fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations, the fund may elect to pass through to its shareholders their pro rata shares of qualified foreign taxes paid by the fund for that taxable year. If the fund so elects, shareholders would be required to include such taxes in their gross incomes (in addition to the dividends and distributions they actually receive), would treat such taxes as foreign taxes paid by them, and as described below may be entitled to a tax deduction for such taxes or a tax credit, subject to a holding period requirement and other limitations under the Code.
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Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. If the fund qualifies to make, and makes, the election described above, shareholders may deduct their pro rata portion of qualified foreign taxes paid by the fund for that taxable year in computing their income subject to U.S. federal income taxation or, alternatively, claim them as credits, subject to applicable limitations under the Code, against their U.S. federal income taxes. Shareholders who do not itemize deductions for U.S. federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the fund, although such shareholders will be required to include their shares of such taxes in gross income if the fund makes the election described above. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability.
If the fund makes this election and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken that the shareholder’s taxable income from foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains the fund realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Code or of any other income realized by the fund that is deemed, under the Code, to be U.S.-source income in the hands of the fund. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which may have different effects depending upon each shareholder’s particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the fund. Under certain circumstances, if the fund receives a refund of foreign taxes paid in respect of a prior year, the fund’s shareholders could incur a loss, or any foreign tax credits or deductions passed through to shareholders in respect of the fund’s foreign taxes for the current year could be reduced.
The fund is required to withhold (as “backup withholding”) a portion of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions or repurchases of fund shares, paid to shareholders who have not complied with certain IRS regulations. The backup withholding rate is 28%. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must generally certify that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.
The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., generally, U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax and hold their shares as capital assets. Except as otherwise provided, this description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, other regulated investment companies, or tax-exempt or tax-deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including a non-resident alien U.S. withholding tax at the rate of 30% or any lower applicable treaty rate on amounts treated as ordinary dividends from the fund (other than certain dividends reported by the fund as (i) interest-related dividends, to the extent such dividends are derived from the fund’s “qualified net interest income,” or (ii) short-term capital gain dividends, to the extent such dividends are derived from the fund’s “qualified short-term gain”) or, in certain circumstances, unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, to backup withholding on certain other payments from the fund. “Qualified net interest income” is the fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations.
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“Qualified short-term gain” generally means the excess of the net short-term capital gain of the fund for the taxable year over its net long-term capital loss, if any. Backup withholding will not be applied to payments that have been subject to the 30% (or lower applicable treaty rate) withholding tax on shareholders who are neither citizens nor residents of the United States.
Unless certain non-U.S. entities that hold fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to fund distributions payable to such entities and, after December 31, 2018, to redemptions and certain capital gain dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.
The fund does not expect to be a “United States real property holding corporation” as defined in Section 897(c)(2) of the Code. If the fund were to be classified as a United States real property holding corporation (or if it would be so classified, were it not for certain exceptions), then distributions made by the fund to non-U.S. shareholders might be subject to U.S. federal withholding tax, and non-U.S. shareholders might be required to file U.S. federal income tax returns to report distributions received from the fund.
Shareholders should consult their own tax advisers on these matters and on state, local, foreign and other applicable tax laws.
If, as anticipated, the fund qualifies as a regulated investment company under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes or any Delaware corporation income tax.
A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent the fund's distributions are derived from interest on (or, in the case of intangible property taxes, to the extent the value of its assets is attributable to) certain U.S. government obligations, provided, in some states, that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the fund may in its sole discretion provide relevant information to shareholders.
A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent the fund’s distributions are derived from interest on (or, in the case of intangible property taxes, to the extent the value of its assets is attributable to) certain U.S. government obligations, provided, in some states, that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the fund may in its sole discretion provide relevant information to shareholders.
Taxes on Purchases and Redemptions of Creation Units. A purchaser of Creation Units of shares on an in-kind basis will generally recognize a gain or loss on the purchase transaction equal to the difference between the market value of the Creation Units at that time and the purchaser’s aggregate tax basis in the securities or other instruments exchanged plus (or minus) the cash amount paid (or received). Persons redeeming Creation Units will generally recognize a gain or loss equal to the difference between the redeeming shareholder’s tax basis in the Creation Units redeemed and the aggregate market value of the securities or other instruments received, if any, plus (or minus) the cash amount received (or paid). The IRS may assert that a loss realized upon an exchange of securities or other instruments for Creation Units
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cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities or other instruments should consult their own tax advisors with respect to whether wash sale rules apply and whether a loss is deductible.
Any capital gain or loss realized upon the purchase of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will be treated as short-term capital gains or losses.
The fund has the right to reject an order for Creation Units if the creator (or a group of creators) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the fund and if, pursuant to Section 351 of the Code, the fund would have a basis in the deposited securities different from the market value of such securities on the date of deposit. The fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.
15. Financial statements and report of independent registered public accounting firm
Not applicable.
16. Annual fee, expense and other information
Portfolio turnover
The fund’s annual portfolio turnover rate for the fiscal period ended August 31
N/A (1)
Share ownership
The fund had not commenced operations as of the date of this statement of additional information and has no shareholders.
Trustee ownership of shares of the fund and other Pioneer funds
The following table indicates the value of shares that each Trustee beneficially owned in the fund and Pioneer Funds in the aggregate as of December 31, 2016. Beneficial ownership is determined in accordance with SEC rules. The share value of any closed-end fund is based on its closing market price on December 31, 2016. The share value of any open-end Pioneer Fund is based on the net asset value of the class of shares on December 31, 2016. The dollar ranges in this table are in accordance with SEC requirements.
Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Pioneer Family of Funds
[To be added by amendment.]
Compensation of officers and trustees
The following table sets forth certain information with respect to the compensation of each Trustee of the fund.
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Name of Trustee††	Aggregate Compensation from Fund**	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from the Fund and Other Pioneer Funds**
[To be added by amendment.]
Management Fees the Fund Paid or Owed Pioneer
Not applicable. (1)
Fees the Fund Paid to Pioneer under the Administration Agreement
Not applicable. (1)
Brokerage and Underwriting Commissions (Portfolio Transactions)
Not applicable. (1)
Securities of regular broker-dealers
Not applicable. (1)
CDSCs
Not applicable. (1)
Capital Loss Carryforwards
Not applicable. (1)
(1)	The fund had not commenced operations as of the date of this statement of additional information. As of the date of this statement of additional information, the fund had not yet completed a fiscal year.
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17. Appendix A — Description of short-term debt, corporate bond and preferred stock ratings1
Description of Moody’s Investors Service, Inc.’s (“Moody’s”) short-term ratings:
Moody’s short-term ratings are forward-looking opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.
Description of Moody’s long-term corporate ratings:
Moody’s long-term obligation ratings are forward-looking opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Long-Term Rating Scale and reflect both on the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default.
Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk, and as such may possess certain speculative characteristics.
Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B: Obligations rated B are considered speculative and are subject to high credit risk.
Caa: Obligations rated Caa are judged to be speculative and of poor standing and are subject to very high credit risk.

[1]	The ratings indicated herein are believed to be the most recent ratings available at the date of this statement of additional information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the fund’s fiscal year-end.
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Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers “1”, “2”, and “3” to each generic rating classification from “Aa” through “Caa”. The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, finance companies and securities firms.
Standard & Poor’s ratings group’s long-term issue credit ratings:
Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:
•	Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
•	Nature of and provisions of the obligation;
•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
AAA: An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA: An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A: An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB: An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB, B, CCC, CC, and C: Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB: An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B: An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
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CCC: An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC: An obligation rated “CC” is currently highly vulnerable to nonpayment.
C: A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
D: An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
Plus (+) or minus (–): The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.
NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.
Standard & Poor’s short-term issue credit ratings:
Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity date of no more than 365 days — including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.
A-1: A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2: A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3: A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
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B: A short-term obligation rated “B” is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2”, and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B-1: A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
B-2: A short-term obligation rated “B-2” is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
B-3: A short-term obligation rated “B-3” is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
C: A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D: A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
Local currency and foreign currency risks
Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.
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18. Appendix B — Proxy voting policies and procedures
Policy
Each of Pioneer Investment Management, Inc. and Pioneer Institutional Asset Management, Inc. (collectively, “Pioneer”) is a fiduciary that owes each of its clients the duties of care and loyalty with respect to all services undertaken on the client’s behalf, including voting proxies for securities held by the client. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place the client’s interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of the client. It is Pioneer’s policy to vote proxies presented to Pioneer in a timely manner in accordance with these principles.
Pioneer’s sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company’s strategy and voting “for” management’s proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.
Pioneer’s clients may request copies of their proxy voting records and of Pioneer’s proxy voting policies and procedures by either sending a written request to Pioneer’s Proxy Coordinator, or clients may review Pioneer’s proxy voting policies and procedures online at pioneerinvestments.com. Pioneer may describe to clients its proxy voting policies and procedures by delivering a copy of Pioneer’s Form ADV (Part II), by separate notice to the client or by other means.
Applicability
This Proxy Voting policy and the procedures set forth below are designed to complement Pioneer’s investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. This policy sets forth Pioneer’s position on a number of issues for which proxies may be solicited, but it does not include all potential voting scenarios or proxy events. Furthermore, because of the special issues associated with proxy solicitations by closed-end Funds, Pioneer will vote shares of closed-end Funds on a case-by-case basis.
Purpose
The purposes of this policy is to ensure that proxies for United States (“US”) and non-US companies that are received in a timely manner will be voted in accordance with the principles stated above. Unless the Proxy Voting Oversight Group (as described below) specifically determines otherwise, all shares in a company held by Pioneer-managed accounts for which Pioneer has proxy-voting authority will be voted alike, unless a client has given specific voting instructions on an issue.
Pioneer does not delegate the authority to vote proxies relating to securities held by its clients to any of its affiliates, which include other subsidiaries of UniCredit S.p.A. (“UniCredit”).
Any questions about this policy should be directed to Pioneer’s Director of Investment Operations (the “Proxy Coordinator”).
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Procedures
Proxy voting service
Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by Pioneer and set forth herein. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.
Proxy coordinator
The Proxy Coordinator coordinates the voting, procedures and reporting of proxies on behalf of Pioneer’s clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Portfolio Management Group or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Chief Legal Officer or his or her designee whether Pioneer’s voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).
Referral items
The proxy voting service will refer proxy questions to the Proxy Coordinator or his or her designee that are described by Pioneer’s proxy voting guidelines as to be voted on a case-by-case basis, that are not covered by Pioneer’s guidelines or where Pioneer’s guidelines may be unclear with respect to the matter to be voted on. Under such circumstances, the Proxy Coordinator will seek a written voting recommendation from the Head of Portfolio Management U.S. or his or her designated equity portfolio-management representative. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided.
Securities lending
In accordance with industry standards, proxies are not available to be voted when the shares are out on loan through either Pioneer’s lending program or a client’s managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer’s instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares. Certain clients participate in securities lending programs. Although such programs allow for the recall of securities for any reason, Pioneer may determine not to vote securities on loan and it may not always be possible for securities on loan to be recalled in time to be voted.
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Share-blocking
“Share-blocking” is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).
Pioneer will vote in those countries with “share-blocking.” In the event a manager would like to sell a security with “share-blocking”, the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time frame and practices) and/or communicate with executing brokerage firm. A list of countries with “share-blocking” is available from the Investment Operations Department upon request.
Proxy voting oversight group
The members of the Proxy Voting Oversight Group include Pioneer’s Head of Portfolio Management U.S. or his or her designated equity portfolio management representative, the Director of Investment Operations, and the Chief Compliance Officer of the Adviser and Funds. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Director of Investment Operations will chair the Proxy Voting Oversight Group.
The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer’s proxy voting policies and procedures. The group meets at least annually to evaluate and review this policy and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.
Amendments
Pioneer may not amend this policy without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A. (“PGAM”).
Filing form N-PX
The Proxy Coordinator and the Regulatory Compliance Manager are responsible for ensuring that Form N-PX documents receive the proper review by a member of the Proxy Voting Oversight Group prior to a Fund officer signing the forms.
The Investment Operations department will provide the Compliance department with a copy of each Form N-PX filing prepared by the proxy voting service.
Compliance files N-PX.
The Compliance department will ensure that a corresponding Form N-PX exists for each Pioneer registered investment company.
Following this review, each Form N-PX is formatted for public dissemination via the EDGAR system.
Prior to submission, each Form N-PX is to be presented to the Fund officer for a final review and signature.
Copies of the Form N-PX filings and their submission receipts are maintained according to Pioneer record keeping policies.
Proxy voting guidelines
Administrative
While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.
We will generally support these and similar management proposals:
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•	Corporate name change.
•	A change of corporate headquarters.
•	Stock exchange listing.
•	Establishment of time and place of annual meeting.
•	Adjournment or postponement of annual meeting.
•	Acceptance/approval of financial statements.
•	Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.
•	Approval of minutes and other formalities.
•	Authorization of the transferring of reserves and allocation of income.
•	Amendments to authorized signatories.
•	Approval of accounting method changes or change in fiscal year-end.
•	Acceptance of labor agreements.
•	Appointment of internal auditors.
Pioneer will vote on a case-by-case basis on other routine administrative items; however, Pioneer will oppose any routine proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items that may be inconsistent, in its view, with Pioneer’s goal of supporting the value of its clients’ portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.
Auditors
We normally vote for proposals to:
•	Ratify the auditors. We will consider a vote against if we are concerned about the auditors’ independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes for audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.
•	Restore shareholder rights to ratify the auditors.
We will normally oppose proposals that require companies to:
•	Seek bids from other auditors.
•	Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.
•	Indemnify auditors.
•	Prohibit auditors from engaging in non-audit services for the company.
Board of directors
On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.
General board issues
Pioneer will vote for:
•	Audit, compensation and nominating committees composed of independent directors exclusively.
•	Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.
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•	Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.
•	Election of an honorary director.
We will vote against:
•	Minimum stock ownership by directors.
•	Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.
•	Requirements for union or special interest representation on the board.
•	Requirements to provide two candidates for each board seat.
We will vote on a case-by case basis on these issues:
•	Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.
Elections of directors
In uncontested elections of directors we will vote against:
•	Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.
•	Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.
We will also vote against:
•	Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.
•	Directors who appear to lack independence or are associated with very poor corporate performance.
We will vote on a case-by-case basis on these issues:
•	Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a “dead-hand poison pill” is a shareholder rights plan that may be altered only by incumbent or “dead” directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).
•	Contested election of directors.
•	Election of a greater number of independent directors (in order to move closer to a majority of independent directors in cases of poor performance.
•	Mandatory retirement policies.
•	Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.
We will vote for:
•	Precatory and binding resolutions requesting that the board changes the company’s bylaws to stipulate that directors need to be elected with affirmative majority of votes cast, provided that the resolutions allow for plurality voting in cases of contested elections.
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Takeover-related measures
Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.
Pioneer will vote for:
•	Cumulative voting.
•	Increasing the ability for shareholders to call special meetings.
•	Increasing the ability for shareholders to act by written consent.
•	Restrictions on the ability to make greenmail payments.
•	Submitting rights plans to shareholder vote.
•	Rescinding shareholder rights plans (“poison pills”).
•	Opting out of the following state takeover statutes:
−	Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.
−	Control share cash-out provisions, which require large holders to acquire shares from other holders
−	Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control
−	Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.
−	Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.
−	Fair price provisions.
−	Authorization of shareholder rights plans.
−	Labor protection provisions.
−	Mandatory classified boards.
We will vote on a case-by-case basis on the following issues:
•	Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.
•	Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.
•	Proposals that allow shareholders to nominate directors.
We will vote against:
•	Classified boards, except in the case of closed-end funds, where we shall vote on a case-by-case basis.
•	Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on case-by-case basis proposals that authorize the board to make interim appointments.
•	Classes of shares with unequal voting rights.
•	Supermajority vote requirements.
•	Severance packages (“golden” and “tin” parachutes). We will support proposals to put these packages to shareholder vote.
•	Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.
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•	Extension of advance notice requirements for shareholder proposals.
•	Granting board authority normally retained by shareholders (e.g., amend charter, set board size).
•	Shareholder rights plans (“poison pills”). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.
Capital structure
Managements need considerable flexibility in determining the company’s financial structure, and Pioneer normally supports managements’ proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.
Pioneer will vote for:
•	Changes in par value.
•	Reverse splits, if accompanied by a reduction in number of shares.
•	Shares repurchase programs, if all shareholders may participate on equal terms.
•	Bond issuance.
•	Increases in “ordinary” preferred stock.
•	Proposals to have blank check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.
•	Cancellation of company treasury shares.
We will vote on a case-by-case basis on the following issues:
•	Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.
•	Increase in authorized common stock. We will make a determination considering, among other factors:
−	Number of shares currently available for issuance;
−	Size of requested increase (we would normally approve increases of up to 100% of current authorization);
−	Proposed use of the proceeds from the issuance of additional shares, and
−	Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).
•	Blank check preferred. We will normally oppose issuance of a new class of blank check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.
•	Proposals to submit private placements to shareholder vote.
•	Other financing plans.
We will vote against preemptive rights that we believe limit a company’s financing flexibility.
Compensation
Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company’s compensation programs, we will place limits on the potential dilution these plans may impose.
Pioneer will vote for:
•	401(k) benefit plans.
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•	Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.
•	Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:
−	Amendments to performance plans to conform with OBRA;
−	Caps on annual grants or amendments of administrative features;
−	Adding performance goals, and
−	Cash or cash and stock bonus plans.
•	Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.
•	Require that option repricing be submitted to shareholders.
•	Require the expensing of stock-option awards.
•	Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).
•	Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.
We will vote on a case-by-case basis on the following issues:
•	Shareholder proposals seeking additional disclosure of executive and director pay information.
•	Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:
−	The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.
Dilution = (A + B + C) / (A + B + C + D), where
A = Shares reserved for plan/amendment,
B = Shares available under continuing plans,
C = Shares granted but unexercised and
D = Shares outstanding.
−	The plan must not:
−	Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval
−	Be a self-replenishing “evergreen” plan, or a plan that grants discount options and tax offset payments
−	We are generally in favor of proposals that increase participation beyond executives.
−	We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.
−	We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.
−	We generally support proposals asking companies to adopt stock holding periods for their executives.
•	All other employee stock purchase plans.
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•	All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.
•	All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.
We will vote against:
•	Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.
•	Elimination of stock option plans.
We will vote on a case-by-case basis on these issues:
•	Limits on executive and director pay.
•	Stock in lieu of cash compensation for directors.
Corporate governance
Pioneer will vote for:
•	Confidential voting.
•	Equal access provisions, which allow shareholders to contribute their opinions to proxy materials.
•	Proposals requiring directors to disclose their ownership of shares in the company.
We will vote on a case-by-case basis on the following issues:
•	Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.
•	Bundled proposals. We will evaluate the overall impact of the proposal.
•	Adopting or amending the charter, bylaws or articles of association.
•	Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.
We will vote against:
•	Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management’s discretion.
•	Limitations on stock ownership or voting rights.
•	Reduction in share ownership disclosure guidelines.
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Mergers and restructurings
Pioneer will vote on the following and similar issues on a case-by-case basis:
•	Mergers and acquisitions.
•	Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.
•	Debt restructurings.
•	Conversion of securities.
•	Issuance of shares to facilitate a merger.
•	Private placements, warrants, convertible debentures.
•	Proposals requiring management to inform shareholders of merger opportunities.
We will normally vote against shareholder proposals requiring that the company be put up for sale.
Mutual funds
Many of our portfolios may invest in shares of closed-end funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy-voting issues.
Pioneer will vote for:
•	Establishment of new classes or series of shares.
•	Establishment of a master-feeder structure.
Pioneer will vote on a case-by-case on:
•	Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.
•	Approval of new or amended advisory contracts.
•	Changes from closed-end to open-end format.
•	Election of a greater number of independent directors (in order to move closer to a majority of independent directors) in cases of poor performance.
•	Authorization for, or increase in, preferred shares.
•	Disposition of assets, termination, liquidation, or mergers.
•	Classified boards of closed-end funds, but will typically support such proposals.
Social issues
Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. “Social Issues” may generally be described as shareholder proposals for a company to:
•	Conduct studies regarding certain issues of public concern and interest;
•	Study the feasibility of the company taking certain actions with regard to such issues; or
•	Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.
We believe these issues are important and should receive management attention.
Pioneer will vote against proposals calling for substantial changes in the company’s business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.
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Avoiding conflicts of interest
Pioneer recognizes that in certain circumstances a conflict of interest may arise when Pioneer votes a proxy.
A conflict of interest occurs when Pioneer’s interests interfere, or appear to interfere with the interests of Pioneer’s clients.
A conflict may be actual or perceived and may exist, for example, when the matter to be voted on concerns:
•	An affiliate of Pioneer, such as another company belonging to the UniCredit S.p.A. banking group (a “UniCredit Affiliate”);
•	An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);
•	An issuer of a security for which UniCredit has informed Pioneer that a UniCredit Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or
•	A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship.
Any member of the Proxy Voting Oversight Group and any other associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Chief Compliance Officer of Pioneer and the Funds. If any associate is lobbied or pressured with respect to any voting decision, whether within or outside of Pioneer, he or she should contact a member of the Proxy Voting Oversight Group or Pioneer’s Chief Compliance Officer.
The Proxy Voting Oversight Group will review each item referred to Pioneer by the proxy voting service to determine whether an actual or potential conflict of interest exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Controller’s and Compliance Department’s internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. The Proxy Voting Oversight Group may cause any of the following actions to be taken when a conflict of interest is present:
•	Vote the proxy in accordance with the vote indicated under “Voting Guidelines,” If a vote is indicated;
•	Direct the independent proxy voting service to vote the proxy in accordance with its independent assessment; or
•	As determined by the Proxy Voting Oversight Group in its discretion consistent with its fiduciary duty.
If the Proxy Voting Oversight Group perceives a material conflict of interest, the group may also choose to disclose the conflict to the affected clients and solicit their consent to proceed with the vote, or may take such other action in good faith (in consultation with counsel) that would protect the interest of clients.
For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report prepared by the Proxy Coordinator.
The Proxy Voting Oversight Group will review periodically the independence of the proxy voting service. This may include a review of the service’s conflict management procedures and other documentation, and an evaluation as to whether the service continues to have the competency and capacity to vote proxies.
Decision not to vote proxies
Although it is Pioneer’s general policy to vote all proxies in accordance with the principles set forth in this policy, there may be situations in which the Proxy Voting Oversight Group does not vote a proxy referred to it. For example, because of the potential conflict of interest inherent in voting shares of a UniCredit
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affiliate, Pioneer will abstain from voting the shares unless otherwise directed by a client. In such a case, the Proxy Coordinator will inform PGAM Global Compliance and the PGAM Independent Directors before exercising voting rights.
There exist other situations in which the Proxy Voting Oversight Group may refrain from voting a proxy. For example, if the cost of voting a foreign security outweighs the benefit of voting, the Group may not vote the proxy. The Group may not be given enough time to process a vote, perhaps because it receives a meeting notice too late or it cannot obtain a translation of the agenda in the time available. If Pioneer has outstanding “sell” orders, the proxies for shares subject to the order may not be voted to facilitate the sale. Although Pioneer may hold shares on a company’s record date, if the shares are sold prior to the meeting date, the Group may decide not to vote those shares.
Supervision
Escalation
It is each associate’s responsibility to contact his or her business unit head, the Proxy Coordinator, a member of the Proxy Voting Oversight Group or Pioneer’s Chief Compliance Officer if he or she becomes aware of any possible noncompliance with this policy.
Training
Pioneer will conduct periodic training regarding proxy voting and this policy. It is the responsibility of the business line policy owner and the applicable Compliance Department to coordinate and conduct such training.
Related policies and procedures
Pioneer Investment Management, Inc.'s Books and Records Policy and the Books and Records of the Pioneer Funds’ Policy.
Record keeping
The Proxy Coordinator shall ensure that Pioneer’s proxy voting service:
•	Retains a copy of each proxy statement received (unless the proxy statement is available from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);
•	Retains a record of the vote cast;
•	Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and
•	Is able to promptly provide Pioneer with a copy of the voting record upon its request.
The Proxy Coordinator shall ensure that for those votes that may require additional documentation
(i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:
•	A record memorializing the basis for each referral vote cast;
•	A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy;
•	A copy of any recommendation of the proxy voting service; and
•	A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.
Pioneer shall maintain the above records in the client’s file in accordance with applicable regulations.
Related regulations
Form N-1A, ICA Rule 30b1-4, Rule 31a1-3, Rule 38a-1 & IAA 206(4)-6, 204-2
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Adopted by the Pioneer Funds’ Board of Trustees
October 5, 2004
Effective date:
October 5, 2004
Revision date:
September 2009
xxxxx-00-xx17
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Pioneer Select Mid Cap Growth NextShares
(Pioneer NextShares Series Trust I)

60 State Street
Boston, Massachusetts 02109
Listing Exchange:
The NASDAQ Stock Market LLC
(TICKER)
Statement of Additional Information
xxxxxxxxxxxx, 2017
This statement of additional information is not a prospectus. It should be read in conjunction with the fund’s prospectus dated xxxxxxxxxxxx, 2017, as supplemented or revised from time to time. A copy of the prospectus can be obtained free of charge by calling the fund at 1-800-225-6292 or by written request to the fund at 60 State Street, Boston, Massachusetts 02109. You can also obtain a copy of the prospectus from our website at: us.pioneerinvestments.com.

1. Fund history
The fund is a diversified open-end management investment company. The fund is a series of Pioneer NextShares Series Trust I (the “Trust”). The Trust was organized as a Delaware statutory trust on June 23, 2015. Pioneer Investment Management, Inc. (“Pioneer”) is the fund's investment adviser.
2. Investment policies, risks and restrictions
The prospectus presents the investment objective and the principal investment strategies and risks of the fund. This section supplements the disclosure in the fund’s prospectus and provides additional information on the fund’s investment policies or restrictions. Restrictions or policies stated as a maximum percentage of the fund’s assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing and illiquid securities). Accordingly, any later increase or decrease in a percentage resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the fund’s restrictions and policies.
Equity securities and related investments
Investments in equity securities
Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the fund. Also, the prices of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the fund.
Warrants and stock purchase rights
The fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer.
The fund may also invest in stock purchase rights. Stock purchase rights are instruments, frequently distributed to an issuer’s shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common stock at the time of distribution. The rights do not carry with them the right to dividends or to vote and may or may not be transferable. Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer’s current shareholders.
As a result, an investment in warrants or stock purchase rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or a stock purchase right does not necessarily change with the value of the underlying securities, and warrants and stock purchase rights expire worthless if they are not exercised on or prior to their expiration date.
Preferred shares
The fund may invest in preferred shares. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer’s common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the fund's fixed income securities.
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Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stocks from one another are the dividend rights, which may be cumulative or noncumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.
The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer's creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights.
Investments in initial public offerings
Companies involved in initial public offering (IPOs) generally have limited operating histories, and prospects for future profitability are uncertain. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time. Further, stocks of newly-public companies may decline shortly after the IPO. There is no assurance that the fund will have access to IPOs. The purchase of IPO shares may involve high transaction costs. Because of the price volatility of IPO shares, the fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the portfolio and may lead to increased expenses to the fund, such as commissions and transaction costs. The market for IPO shares can be speculative and/or inactive for extended periods of time. There may be only a limited number of shares available for trading. The limited number of shares available for trading in some IPOs may also make it more difficult for the fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices.
Non-U.S. investments
Equity securities of non-U.S. issuers
The fund may invest in equity securities of non-U.S. issuers, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and other similar instruments.
Debt obligations of non-U.S. governments
The fund may invest in all types of debt obligations of non-U.S. governments. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the fund may have limited recourse in the event of a default. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. During periods of economic uncertainty (such as the financial crisis that began in 2008), the values of sovereign debt and of securities of issuers that purchase sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest, declared moratoria on the payment of principal and interest on their sovereign debt, or restructured their debt to effectively eliminate portions of it, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.
A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on disbursements or assistance from non-U.S. governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. Assistance may be dependent on a country’s implementation of austerity measures and reforms, which measures may limit or be perceived to limit economic growth and recovery. The failure of a sovereign debtor to implement economic reforms,
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achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.
Eurodollar instruments and Samurai and Yankee bonds. The fund may invest in Eurodollar instruments and Samurai and Yankee bonds. Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the United States, primarily in Europe. Samurai bonds are yen-denominated bonds sold in Japan by non-Japanese issuers. Yankee bonds are U.S. dollar denominated bonds typically issued in the U.S. by non-U.S. governments and their agencies and non-U.S. banks and corporations. The fund may also invest in Eurodollar Certificates of Deposit (“ECDs”), Eurodollar Time Deposits (“ETDs”) and Yankee Certificates of Deposit (“Yankee CDs”). ECDs are U.S. dollar-denominated certificates of deposit issued by non-U.S. branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a non-U.S. branch of a U.S. bank or in a non-U.S. bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a non-U.S. bank and held in the U.S. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.
Investments in emerging markets. The fund may invest in securities of issuers in countries with emerging economies or securities markets. Emerging economies or securities markets will generally include, but not be limited to, countries included in the Morgan Stanley Capital International (MSCI) Emerging & Frontier Markets Index. The fund will generally focus on emerging markets that do not impose unusual trading requirements which tend to restrict the flow of investments. In addition, the fund may invest in unquoted securities of emerging market issuers.
Risks of non-U.S. investments. Investing in securities of non-U.S. issuers involves considerations and risks not typically associated with investing in the securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and economies. The risks of investing in securities of non-U.S. issuers generally, or in issuers with significant exposure to non-U.S. markets, may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which the portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain countries, particularly emerging markets, may undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.
Non-U.S. securities markets and regulations. There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for the fund to accurately price its portfolio securities or to dispose of such securities at the times determined by Pioneer to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which the fund's operations require cash, such as in order to meet redemptions and to pay its expenses.
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Economic, political and social factors. Certain countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than in the U.S. and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. In addition, it may be difficult for the fund to pursue claims against a foreign issuer in the courts of a foreign country. Investing in emerging market countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, the fund could lose its entire investment in that country.
Investments that have exposure to Russian or Ukrainian issuers or markets may be significantly affected by recent events in those regions and economic sanctions against Russia and other responses to these events by the United States and other nations.
Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit the fund's investment in those markets and may increase the expenses of the fund. In addition, the repatriation of both investment income and capital from certain markets is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the fund's operation.
Economies in individual countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.
Unanticipated political or social developments may affect the values of the fund's investments and the availability to the fund of additional investments in such countries. In the past, the economies, securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurance that these economic and market disruptions might not occur again.
Economies in emerging market countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely and significantly by economic conditions in the countries with which they trade.
A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and beyond Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, voters in the United Kingdom have approved withdrawal from the European Union. Other countries may seek to withdraw from
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the European Union and/or abandon the euro, the common currency of the European Union. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. The Ukraine has experienced ongoing military conflict; this conflict may expand and military conflicts could potentially occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets. Whether or not the fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the fund’s investments due to the interconnected nature of the global economy and capital markets.
Currency risks. The value of the securities quoted or denominated in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The fund 's investment performance may be negatively affected by a devaluation of a currency in which the fund's investments are quoted or denominated. Further, the fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.
Custodian services and related investment costs. Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the fund to make intended securities purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the fund due to a subsequent decline in value of the portfolio security or could result in possible liability to the fund. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the fund against loss or theft of its assets.
Withholding and other taxes. The fund may be subject to taxes, including withholding taxes, on income (possibly including, in some cases, capital gains) that are or may be imposed by certain countries with respect to the fund's investments in such countries. These taxes may reduce the return achieved by the fund. Treaties between the U.S. and such countries may not be available to reduce the otherwise applicable tax rates.
Investments in depositary receipts
The fund may hold securities of non-U.S. issuers in the form of ADRs, EDRs, GDRs and other similar instruments. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and GDRs and other similar global instruments in bearer form are designed for use in non-U.S. securities markets.
ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of non-U.S. issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers. However, by investing in ADRs rather than directly in equity securities of non-U.S. issuers, the fund will avoid currency risks during the settlement period for either purchases or sales. EDRs and GDRs are not necessarily denominated in the same currency as the underlying securities which they represent.
For purposes of the fund's investment policies, investments in ADRs, EDRs, GDRs and similar instruments will be deemed to be investments in the underlying equity securities of non-U.S. issuers. The fund may acquire depositary receipts from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent the fund invests in such unsponsored depositary receipts there may be an increased possibility that the fund
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may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, certain benefits (i.e., rights offerings) which may be associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such depositary receipt.
Foreign currency transactions
The fund may engage in foreign currency transactions. These transactions may be conducted at the prevailing spot rate for purchasing or selling currency in the foreign exchange market. The fund also may enter into forward foreign currency exchange contracts, which are contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract.
The fund may enter into forward foreign currency exchange contracts involving currencies of the different countries in which the fund invests as a hedge against possible variations in the foreign exchange rates between these currencies and the U.S. dollar. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the fund, accrued in connection with the purchase and sale of its portfolio securities quoted in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. There is no guarantee that the fund will be engaged in hedging activities when adverse exchange rate movements occur or that its hedging activities will be successful. The fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Pioneer.
Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the fund to hedge against a devaluation that is so generally anticipated that the fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.
The fund may also engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency, if Pioneer determines that there is a pattern of correlation between the two currencies. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other foreign currency.
The fund may use forward currency exchange contracts to reduce or gain exposure to a currency. To the extent the fund gains exposure to a currency through these instruments, the resulting exposure may exceed the value of securities denominated in that currency held by the fund. For example, where the fund's security selection has resulted in an overweight or underweight exposure to a particular currency relative to the fund's benchmark, the fund may seek to adjust currency exposure using forward currency exchange contracts.
The cost to the fund of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period, differences in interest rates between the two currencies and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually conducted on a principal basis, no fees or commissions are involved. The fund may close out a forward position in a currency by selling the forward contract or by entering into an offsetting forward contract.
The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of the portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the fund can achieve at some future point in time. The precise projection of currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the fund's foreign assets.
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While the fund may benefit from foreign currency transactions, unanticipated changes in currency prices may result in a poorer overall performance for the fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the fund. Such imperfect correlation may cause the fund to sustain losses which will prevent the fund from achieving a complete hedge or expose the fund to risk of foreign exchange loss.
Over-the-counter markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the fund of unrealized profits or force the fund to cover its commitments for purchase or resale, if any, at the current market price.
If the fund enters into a forward contract to purchase foreign currency, the custodian or Pioneer will segregate liquid assets. See “Asset Segregation.”
Options on foreign currencies
The fund may purchase options on foreign currencies for hedging purposes in a manner similar to that of transactions in forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are quoted or denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In an attempt to protect against such decreases in the value of portfolio securities, the fund may purchase put options on the foreign currency. If the value of the currency declines, the fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the fund's securities quoted or denominated in that currency.
Conversely, if a rise in the dollar value of a currency is projected for those securities to be acquired, thereby increasing the cost of such securities, the fund may purchase call options on such currency. If the value of such currency increases, the purchase of such call options would enable the fund to purchase currency for a fixed amount of dollars which is less than the market value of such currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the fund intends to acquire. As in the case of other types of options transactions, however, the benefit the fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.
The fund may also write options on foreign currencies for hedging purposes. For example, if the fund anticipated a decline in the dollar value of securities quoted or denominated in a foreign currency because of declining exchange rates, it could, instead of purchasing a put option, write a covered call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be partially offset by the amount of the premium received by the fund.
Similarly, the fund could write a put option on the relevant currency, instead of purchasing a call option, to hedge against an anticipated increase in the dollar cost of securities to be acquired. If exchange rates move in the manner projected, the put option will expire unexercised and allow the fund to offset such increased cost up to the amount of the premium. However, as in the case of other types of options transactions, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and the fund would be required to purchase or sell the underlying currency at a
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loss, which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, the fund also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.
A call option written on foreign currency by the fund is “covered” if the fund owns the underlying foreign currency subject to the call, or if it has an absolute and immediate right to acquire that foreign currency without additional cash consideration. A call option is also covered if the fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the amount of the difference is maintained by the fund in cash or liquid securities. See “Asset Segregation.”
The fund may close out its position in a currency option by either selling the option it has purchased or entering into an offsetting option. An exchange-traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although the fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying currencies pursuant to the exercise of put options. If the fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.
The fund may also use options on currencies to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates of a different currency with a pattern of correlation. Cross-hedging may also include using a foreign currency as a proxy for the U.S. dollar, if Pioneer determines that there is a pattern of correlation between that currency and the U.S. dollar.
The fund may purchase and write over-the-counter options. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by the fund.
Natural disasters
Certain areas of the world, including areas within the United States, historically have been prone to natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts. Such disasters, and the resulting damage, could have a significant adverse impact on the economies of those areas and on the ability of issuers in which the fund invests to conduct their businesses, and thus on the investments made by the fund in such geographic areas and/or issuers. Adverse weather conditions could have a significant adverse impact on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.
Cybersecurity issues
With the increased use of technologies such as the Internet to conduct business, the fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cybersecurity failures or breaches by the fund’s adviser, transfer agent, distributor and other service providers (including, but not limited to, the fund’s custodian and financial intermediaries), and the issuers of securities in which the fund invests, have the ability to cause disruptions and impact business operations potentially resulting
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in financial losses, interference with the fund’s ability to calculate its NAV, impediments to trading, the inability of fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the fund or its adviser has established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the fund cannot control the cyber security plans and systems put in place by service providers to the fund and issuers in which the fund invests. The fund and its shareholders could be negatively impacted as a result.
Investment company securities and real estate investment trusts
Other investment companies
The fund may invest in the securities of other investment companies to the extent that such investments are consistent with the fund's investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules thereunder. Investing in other investment companies subjects the fund to the risks of investing in the underlying securities held by those investment companies. The fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the fund's own operations.
Exchange traded funds
The fund may invest in exchange traded funds (“ETFs”). ETFs, such as SPDRs, iShares and various country index funds, are funds whose shares are traded on a national exchange or the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”). ETFs may be based on underlying equity or fixed income securities. SPDRs, for example, seek to provide investment results that generally correspond to the performance of the component common stocks of the Standard & Poor’s 500 Stock Index (the “S&P 500”). ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF’s investment objective will be achieved. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the fund's own operations. Many ETFs have received exemptive orders issued by the Securities and Exchange Commission that would permit the fund to invest in those ETFs beyond the limitations applicable to other investment companies, subject to certain terms and conditions. Some ETFs are not structured as investment companies and thus are not regulated under the 1940 Act.
Certain ETFs, including leveraged ETFs and inverse ETFs, may have embedded leverage. Leveraged ETFs seek to multiply the return of the tracked index (e.g., twice the return) by using various forms of derivative transactions. Inverse ETFs seek to negatively correlate with the performance of a particular index by using various forms of derivative transactions, including by short-selling the underlying index. An investment in an inverse ETF will decrease in value when the value of the underlying index rises. By investing in leveraged ETFs or inverse ETFs, the fund can commit fewer assets to the investment in the securities represented on the index than would otherwise be required.
Leveraged ETFs and inverse ETFs present all of the risks that regular ETFs present. In addition, leveraged ETFs and inverse ETFs determine their return over a specific, pre-set time period, typically daily, and, as a result, there is no guarantee that the ETF’s actual long term returns will be equal to the daily return that the fund seeks to achieve. For example, on a long-term basis (e.g., a period of 6 months or a year), the return of a leveraged ETF may in fact be considerably less than two times the long-term return of the tracked
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index. Furthermore, because leveraged ETFs and inverse ETFs achieve their results by using derivative instruments, they are subject to the risks associated with derivative transactions, including the risk that the value of the derivatives may rise or fall more rapidly than other investments, thereby causing the ETF to lose money and, consequently, the value of the fund’s investment to decrease. Investing in derivative instruments also involves the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the ETF. Short sales in particular are subject to the risk that, if the price of the security sold short increases, the inverse ETF may have to cover its short position at a higher price than the short sale price, resulting in a loss to the inverse ETF and, indirectly, to the fund. An ETF’s use of these techniques will make the fund’s investment in the ETF more volatile than if the fund were to invest directly in the securities underlying the tracked index, or in an ETF that does not use leverage or derivative instruments. However, by investing in a leveraged ETF or an inverse ETF rather than directly purchasing and/or selling derivative instruments, the fund will limit its potential loss solely to the amount actually invested in the ETF (that is, the fund will not lose more than the principal amount invested in the ETF).
Real estate investment trusts (“REITs”)
The fund may invest in REITs. REITs are companies that invest primarily in income producing real estate or real estate-related loans or interests. Risks associated with investments in REITs and other equity securities of real estate industry issuers may include:
•	The U.S. or a local real estate market declines due to adverse economic conditions, foreclosures, overbuilding and high vacancy rates, reduced or regulated rents or other causes
•	Interest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT’s fixed income investments
•	The values of properties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses
•	A REIT in the fund’s portfolio is, or is perceived by the market to be, poorly managed
•	If the fund’s real estate related investments are concentrated in one geographic area or property type, the fund will be particularly subject to the risks associated with that area or property type
REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs (known as hybrid REITs). Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and similar real estate interests and derive income primarily from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. The fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the fund. Such indirect expenses are not reflected in the fee table or expense example in the fund’s prospectus. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.
Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. Mortgage REITs are subject to the risks of default of the mortgages or mortgage-related securities in which they invest, and REITs that invest in so-called “sub-prime” mortgages are particularly subject to this risk. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs are typically invested in a limited number of projects or in a particular market segment
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or geographic region. REITs whose underlying assets are concentrated in properties in one geographic area or used by a particular industry, such as health care, will be particularly subject to risks associated with such area or industry.
REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans, the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.
REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in the S&P 500.
Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a real estate company’s operations and market value. Mortgage REITs tend to be more leveraged than equity REITs. In addition, many mortgage REITs manage their interest rate and credit risks through the use of derivatives and other hedging techniques. In addition, capital to pay or refinance a REIT’s debt may not be available or reasonably priced. Financial covenants related to real estate company leveraging may affect the company’s ability to operate effectively.
Derivative instruments
Derivatives
The fund may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The fund may use derivatives for a variety of purposes, including: in an attempt to hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the fund’s return as a non-hedging strategy that may be considered speculative; to manage portfolio characteristics (for example, for funds investing in securities denominated in non-U.S. currencies, a portfolio’s currency exposure, or, for funds investing in fixed income securities, a portfolio’s duration or credit quality); and as a cash flow management technique. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.
Using derivatives exposes the fund to additional risks and may increase the volatility of the fund’s net asset value and may not provide the expected result. Derivatives may have a leveraging effect on the portfolio. Leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value in a larger pool of assets than the fund would otherwise have had. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative’s value do not correspond to changes in the value of the fund’s other investments or do not correlate well with the underlying assets, rate or index, the fund may not fully benefit from, or could lose money on, or could experience unusually high expenses as a result of, the derivative position. Derivatives involve the risk of loss if the counterparty defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of the fund if it cannot sell or terminate the derivative at an advantageous time or price. The fund also may have to sell assets at inopportune times to satisfy its obligations. The fund may not be able to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or may have to sell a portfolio security at a disadvantageous time or price to maintain cover or to segregate securities
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in connection with its use of derivatives. Some derivatives may involve the risk of improper valuation. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the fund for a variety of reasons.
Financial reform laws enacted after the financial crisis of 2008-2009, such as the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”), are changing many aspects of financial regulation applicable to derivatives. For instance, Dodd-Frank calls for the comprehensive regulation of swaps by the Commodity Futures Trading Commission (the “CFTC”) and the Securities and Exchange Commission (the “SEC”). The CFTC and the SEC are in the process of adopting and implementing new regulations applicable to these instruments, including rules with respect to recordkeeping, reporting, business conduct, relationship documentation, margin, collateral, clearing, and trade execution requirements. In addition, Dodd-Frank requires the registration of certain parties that deal or engage in substantial trading, execution or advisory activities in the markets for swaps. The extent and impact of these regulations are not yet fully known and may not be known for some time.
The fund’s use of derivatives may be affected by other applicable laws and regulations and may be subject to review by the SEC, the CFTC, exchange and market authorities and other regulators in the United States and abroad. The fund’s ability to use derivatives may be limited by tax considerations.
Certain derivatives transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies, are entered into directly by the counterparties or through financial institutions acting as market makers (OTC derivatives), rather than being traded on exchanges or in markets registered with the CFTC or the SEC. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange, and only OTC derivatives that are either required to be cleared or submitted voluntarily for clearing to a clearinghouse will enjoy all of the protections that central clearing provides against default by the original counterparty to the trade. In an OTC derivatives transaction that is not cleared, the fund bears the risk of default by its counterparty. In a cleared derivatives transaction, the fund is instead exposed to the risk of default of the clearinghouse and, to the extent the fund has posted any margin, the risk of default of the broker through which it has entered into the transaction. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.
Derivatives involve operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. For derivatives not guaranteed by an exchange or clearinghouse, the fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs, or disagreements as to the meaning of contractual terms and litigation in enforcing those remedies.
Swap contracts that are required to be cleared must be traded on a regulated execution facility or contract market that makes them available for trading. The establishment of a centralized exchange or market for swap transactions may disrupt or limit the swap market and may not result in swaps being easier to trade or value. Market-traded swaps may become more standardized, and the fund may not be able to enter into swaps that meet its investment needs. The fund also may not be able to find a clearinghouse willing to accept the swaps for clearing. The new regulations may make using swaps more costly, may limit their availability, or may otherwise adversely affect their value or performance. Risks associated with the use of derivatives are magnified to the extent that a large portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.
Options on securities and securities indices
The fund may purchase and write put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. The fund may also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.
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Writing call and put options on securities. A call option written by the fund obligates the fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. The exercise price may differ from the market price of an underlying security. The fund has the risk of loss that the price of an underlying security may decline during the call period. The risk may be offset to some extent by the premium the fund receives. If the value of the investment does not rise above the call price, it’s likely that the call will lapse without being exercised. In that case, the fund would keep the cash premium and the investment. All call options written by the fund are covered, which means that the fund will own the securities subject to the options as long as the options are outstanding, or the fund will use the other methods described below. The fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the fund may forgo the opportunity to profit from an increase in the market price of the underlying security.
A put option written by the fund would obligate the fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The fund has no control over when it may be required to purchase the underlying securities. All put options written by the fund would be covered, which means that the fund would have segregated assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the fund. However, in return for the option premium, the fund accepts the risk that it may be required to purchase the underlying security at a price in excess of its market value at the time of purchase.
Call and put options written by the fund will also be considered to be covered to the extent that the fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the fund. In addition, a written call option or put may be covered by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the fund's net exposure on its written option position.
Writing call and put options on securities indices. The fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.
The fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. The fund may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.
Index options are subject to the timing risk inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. If a fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall “out-of-the-money”, the fund will be required to pay cash in an amount of the difference between the closing index value and the exercise price of the option.
Purchasing call and put options. The fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the call option.
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The fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or in securities in which it may invest. The purchase of a put option would entitle the fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the fund's securities. Put options may also be purchased by the fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.
The fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase transactions.”
Options spreads and straddles. Option spread and straddle transactions require a fund to purchase and/or write more than one option simultaneously. A fund may engage in option spread transactions in which it purchases and writes put or call options on the same underlying instrument, with the options having different exercise prices and/or expiration dates.
A fund also may engage in option straddles, in which it purchases or sells combinations of put and call options on the same instrument. A long straddle is a combination of a call and a put option purchased on the same security where the exercise price of the put is less than or equal to the exercise price of the call. A short straddle is a combination of a call and a put written on the same security where the exercise price of the put is less than or equal to the exercise price of the call and where the same issue of security or currency is considered cover for both the put and the call.
Risks of trading options. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If the fund is unable to effect a closing purchase transaction with respect to covered options it has written, the fund will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if the fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.
Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the “OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although it is expected that outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
The fund may purchase and sell both options that are traded on U.S. and non-U.S. exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the fund will treat purchased over-the-counter options and all assets used
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to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.
Transactions by the fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which the fund may write or purchase may be affected by options written or purchased by other investment advisory clients of Pioneer. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.
The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the ability of Pioneer to predict future price fluctuations and the degree of correlation between the options and securities markets.
The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.
In addition to the risks of imperfect correlation between the portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.
Futures contracts and options on futures contracts
The fund may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. The fund may enter into closing purchase and sale transactions with respect to any futures contracts and options on futures contracts. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies and other financial instruments and indices. The fund may invest in futures contracts based on the Chicago Board of Exchange Volatility Index (“VIX Futures”). The VIX is an index of market sentiment derived from the S&P 500 option prices, and is designed to reflect investors’ consensus view of expected stock market volatility over future periods. The fund will engage in futures and related options transactions for bona fide hedging and non-hedging purposes as described below. All futures contracts entered into by the fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on non-U.S. exchanges.
Futures contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).
When interest rates are rising or securities prices are falling, the fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, the fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and a decline in the value of its portfolio securities which are denominated in such currency. The fund can purchase futures contracts on a foreign currency to establish the price in U.S. dollars of a security denominated in such currency that the fund has acquired or expects to acquire.
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Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.
Hedging strategies. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price, rate of return and currency exchange rate on portfolio securities and securities that the fund owns or proposes to acquire. The fund may, for example, take a “short” position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the value of the fund's securities. Such futures contracts may include contracts for the future delivery of securities held by the fund or securities with characteristics similar to those of the fund's securities. Similarly, the fund may sell futures contracts in a foreign currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of Pioneer, there is a sufficient degree of correlation between price trends for the fund's securities and futures contracts based on other financial instruments, securities indices or other indices, the fund may also enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in the portfolio may be more or less volatile than prices of such futures contracts, Pioneer will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the fund's securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the portfolio securities would be substantially offset by a decline in the value of the futures position.
On other occasions, the fund may take a “long” position by purchasing futures contracts. This may be done, for example, when the fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.
Options on futures contracts. The acquisition of put and call options on futures contracts will give the fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the fund obtains the benefit of the futures position if prices move in a favorable direction, but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.
The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the fund's assets. By writing a call option, the fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the fund intends to purchase. However, the fund becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by the fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The fund will incur transaction costs in connection with the writing of options on futures.
The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.
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Other considerations regarding futures contracts. The fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for U.S. federal income tax purposes.
Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the fund to purchase securities or currencies, require the fund to segregate assets to cover such contracts and options.
While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the fund than if it had not entered into any futures contracts or options transactions. When futures contracts and options are used for hedging purposes, perfect correlation between the fund's futures positions and portfolio positions may be impossible to achieve, particularly where futures contracts based on individual securities are currently not available. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss. It is not possible to hedge fully or perfectly against the effect of currency fluctuations on the value of non-U.S. securities because currency movements impact the value of different securities in differing degrees.
If the fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.
Equity swaps, caps, floors and collars
The fund may enter into equity swaps, caps, floors and collars to hedge assets or liabilities or to seek to increase total return. Equity swaps involve the exchange by a fund with another party of their respective commitments to make or receive payments based on notional equity securities. The purchase of an equity cap entitles the purchaser, to the extent that the market value of a specified equity security or benchmark exceeds a predetermined level, to receive payments of a contractually based amount from the party selling the cap. The purchase of an equity floor entitles the purchaser, to the extent that the market value of a specified equity security or benchmark falls below a predetermined level, to receive payments of a contractually based amount from the party selling the floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of values. Investments in swaps, caps, floors and collars are highly specialized activities which involve investment techniques and risks different from those associated with ordinary portfolio transactions. Investments in equity swaps, caps, floors and collars may be considered speculative because they involve significant risk of loss. If Pioneer is incorrect in its forecast of market values, these investments could negatively impact the fund's performance. These investments also are subject to default risk of the counterparty and may be less liquid than other portfolio securities. Moreover, investments in swaps, caps, floors and collars may involve greater transaction costs than investments in other equity securities.
Financial futures and options transactions
Pioneer has claimed an exclusion from registration as a “commodity pool operator” with respect to the fund under the Commodity Exchange Act (the “CEA”), and, therefore, Pioneer will not, with respect to its management of the fund, be subject to registration or regulation as a commodity pool operator.
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Under this exemption, the fund will remain limited in its ability to trade instruments subject to the jurisdiction of the CFTC, including commodity futures (which include futures on broad-based securities indexes and interest rate futures), options on commodity futures and swaps. This limitation also applies with respect to any indirect exposure that the fund may have to these instruments through investments in other funds. Pioneer may have to rely on representations from the underlying fund’s manager about the amount (or maximum permitted amount) of investment exposure that the underlying fund has to instruments such as commodity futures, options on commodity futures and swaps.
Under this exemption, the fund must satisfy one of the following two trading limitations at all times: (1) the aggregate initial margin and premiums required to establish the fund’s positions in commodity futures, options on commodity futures, swaps and other CFTC-regulated instruments may not exceed 5% of the liquidation value of the fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). The fund would not be required to consider its exposure to such instruments if they were held for “bona fide hedging” purposes, as such term is defined in the rules of the CFTC. In addition to meeting one of the foregoing trading limitations, the fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the markets for CFTC-regulated instruments.
Debt securities and related investments
Debt securities selection
In selecting debt securities for the fund, Pioneer gives primary consideration to the fund's investment objective, the attractiveness of the market for debt securities given the outlook of Pioneer for the equity markets and the fund's liquidity requirements. Once Pioneer determines to allocate a portion of the fund's assets to debt securities, Pioneer generally focuses on short-term instruments to provide liquidity and may invest in a range of fixed income securities if the fund is investing in such instruments for income or capital gains. Pioneer selects individual securities based on broad economic factors and issuer-specific factors including the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification.
Debt securities rating information
Investment grade debt securities are those rated “BBB” or higher by Standard & Poor’s Ratings Group (“Standard & Poor’s”) or the equivalent rating of other nationally recognized statistical rating organizations. Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer’s ability to pay interest and repay principal.
Below investment grade debt securities are those rated “BB” and below by Standard & Poor’s or the equivalent rating of other nationally recognized statistical rating organizations. See “Appendix A” for a description of rating categories. The fund may invest in debt securities rated “D” or better, or comparable unrated securities as determined by Pioneer.
Below investment grade debt securities or comparable unrated securities are commonly referred to as “junk bonds” and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The issuers of high yield securities also may be more adversely affected than issuers of higher rated securities by specific corporate or governmental developments or the issuers’ inability to meet specific projected business forecasts. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. The recent economic downturn has severely affected the ability of many highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse
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impact on the market value of lower quality securities will have an adverse effect on the fund's net asset value to the extent that it invests in such securities. In addition, the fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings or to take other steps to protect its investment in an issuer.
The secondary market for high yield securities is not usually as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, such as those recently prevailing, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these and other circumstances, may be less than the prices used in calculating the fund's net asset value.
Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the fund may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.
Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities.
For purposes of the fund's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the fund will use the rating chosen by the portfolio manager as most representative of the security's credit quality. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate and may not accurately describe the risk of the security. If a rating organization changes the quality rating assigned to one or more of the fund’s portfolio securities, Pioneer will consider if any action is appropriate in light of the fund's investment objective and policies.
U.S. government securities
U.S. government securities in which the fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency, authority or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farm Service Agency, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, National Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks (“FHLBs”), Federal Home Loan Mortgage Corporation (“FHLMC”), Federal National Mortgage Association (“FNMA”), Maritime Administration, Tennessee Valley Authority and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the FHLBs; (ii) the discretionary authority of the U.S. government to purchase the agency’s obligations, such as securities of FNMA; or (iii) only the credit of the issuer. Such debt securities are subject to the risk of default on the payment of interest and/or principal, similar to debt of private issuers. The maximum potential liability of some U.S. government securities may greatly exceed their current resources, including any legal right to support from the U.S. government. Although the U.S. government provided financial support to FNMA and FHLMC in the past, no assurance can be given that
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the U.S. government will provide financial support in the future to these or other U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain loan participations described above is limited and, therefore, the participations may be regarded as illiquid.
U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. The fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the fund's distribution obligations, in which case the fund will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.
Convertible debt securities
The fund may invest in convertible debt securities which are debt obligations convertible at a stated exchange rate or formula into common stock or other equity securities. Convertible securities rank senior to common stocks in an issuer’s capital structure and consequently may be of higher quality and entail less risk than the issuer’s common stock. As with all debt securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase. Depending on the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like equity securities than debt securities.
A convertible security entitles the holder to receive interest that is generally paid or accrued until the convertible security matures, or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics, in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instruments. If a convertible security held by the fund is called for redemption, the fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could result in losses to the fund.
Other investments and investment techniques
Short-term investments
For temporary defensive or cash management purposes, the fund may invest in all types of short-term investments including, but not limited to, (a) commercial paper and other short-term commercial obligations; (b) obligations (including certificates of deposit and bankers’ acceptances) of banks; (c) obligations issued or guaranteed by a governmental issuer, including governmental agencies or instrumentalities; (d) fixed income securities of non-governmental issuers; and (e) other cash equivalents or cash. Subject to the fund's restrictions regarding investment in non-U.S. securities, these securities may be denominated in
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any currency. Although these investments generally are rated investment grade or are determined by Pioneer to be of equivalent credit quality, the fund may also invest in these instruments if they are rated below investment grade in accordance with its investment objective, policies and restrictions.
Illiquid securities
The fund may invest up to 15% of its net assets in illiquid and other securities that are not readily marketable. If due to subsequent fluctuations in value or any other reasons, the value of the fund's illiquid securities exceeds this percentage limitation, the fund will consider what actions, if any, are necessary to maintain adequate liquidity. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended (the “1933 Act”), are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the 1933 Act and are determined to be liquid by Pioneer. Pioneer determines the liquidity of Rule 144A and other restricted securities according to procedures adopted by the Board of Trustees. Under the direction of the Board of Trustees, Pioneer monitors the application of these guidelines and procedures. The inability of the fund to dispose of illiquid investments readily or at reasonable prices could impair the fund's ability to raise cash for redemptions or other purposes. If the fund sold restricted securities other than pursuant to an exception from registration under the 1933 Act such as Rule 144A, it may be deemed to be acting as an underwriter and subject to liability under the 1933 Act.
Repurchase agreements
The fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the fund's purchase price, with the difference being income to the fund. A repurchase agreement may be considered a loan by the fund collateralized by securities. Under the direction of the Board of Trustees, Pioneer reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the fund. The counterparty’s obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the fund's custodian in a segregated, safekeeping account for the benefit of the fund. Repurchase agreements afford the fund an opportunity to earn income on temporarily available cash. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the fund has not perfected a security interest in the security, the fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the fund would be at risk of losing some or all of the principal and interest involved in the transaction. There is no specific limit on the fund's ability to enter into repurchase agreements. The SEC frequently treats repurchase agreements as loans for purposes of the 1940 Act.
Reverse repurchase agreements
Reverse repurchase agreements involve the sale of securities to a bank or other institution with an agreement that the fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of “interest” which may be reflected in the repurchase price. Reverse repurchase agreements involve the risk that the market value of securities purchased by the fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the fund that it is obligated to repurchase. The fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. Reverse repurchase agreements may be considered to be a type of borrowing. The 1940 Act permits a fund to borrow money
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in amounts of up to one-third of the fund's total assets from banks for any purpose and up to 5% of the fund's total assets from banks and other lenders for temporary purposes. The fund will segregate assets in an amount at least equal to the repurchase price of the securities.
Short sales against the box
The fund may sell securities “short against the box.” A short sale involves the fund borrowing securities from a broker and selling the borrowed securities. The fund has an obligation to return securities identical to the borrowed securities to the broker. In a short sale against the box, the fund at all times owns an equal amount of the security sold short or securities convertible into or exchangeable for, with or without payment of additional consideration, an equal amount of the security sold short. The fund intends to use short sales against the box to hedge. For example when the fund believes that the price of a current portfolio security may decline, the fund may use a short sale against the box to lock in a sale price for a security rather than selling the security immediately. In such a case, any future losses in the fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The fund may engage in short sales of securities only against the box.
If the fund effects a short sale against the box at a time when it has an unrealized gain on the security, it may be required to recognize that gain as if it had actually sold the security (a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale provided that certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the fund may make short sales against the box.
Dollar rolls
The fund may enter into mortgage “dollar rolls” in which the fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, the fund loses the right to receive principal and interest paid on the securities sold. However, the fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the fund. The fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to its forward purchase price.
For financial reporting and tax purposes, the fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.
Dollar rolls involve certain risks including the following: if the broker-dealer to whom the fund sells the security becomes insolvent, the fund’s right to purchase or repurchase the securities subject to the dollar roll may be restricted and the instrument which the fund is required to repurchase may be worth less than an instrument which the fund originally held. Successful use of dollar rolls will depend upon Pioneer’s ability to manage its interest rate and prepayment exposure. There is no assurance that dollar rolls can be successfully employed.
Asset segregation
The 1940 Act requires that the fund segregate assets in connection with certain types of transactions that may have the effect of leveraging the portfolio. If the fund enters into a transaction requiring segregation, such as a forward commitment or a reverse repurchase agreement, the custodian or Pioneer will segregate
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liquid assets in an amount required to comply with the 1940 Act. To the extent the fund sells or writes credit default swaps or event-linked swaps, the fund segregates liquid assets at least equal to the full notional value of such credit default swaps or event-linked swaps. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated. In some instances a fund may “cover” its obligation using other methods to the extent permitted under the 1940 Act, orders or releases issued by the SEC thereunder, or no-action letters or other guidance of the SEC staff.
Portfolio turnover
It is the policy of the fund not to engage in trading for short-term profits, although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs which must be borne by the fund and its shareholders. See “Annual Fee, Expense and Other Information” for the fund's annual portfolio turnover rate.
Lending of portfolio securities
The fund may lend portfolio securities to registered broker-dealers or other institutional investors deemed by Pioneer to be of good standing under agreements which require that the loans be secured continuously by collateral in the form of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit issued by banks approved by the fund. The value of the collateral is monitored on a daily basis and the borrower is required to maintain the collateral at an amount at least equal to the market value of the securities loaned. The fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and continues to have all of the other risks associated with owning the securities. Where the collateral received is cash, the cash will be invested and the fund will be entitled to a share of the income earned on the investment, but will also be subject to investment risk on the collateral and will bear the entire amount of any loss in connection with investment of such collateral. The fund may pay administrative and custodial fees in connection with loans of securities and, where the collateral received is cash, the fund may pay a portion of the income earned on the investment of collateral to the borrower, lending agent or other intermediary. Fees and expenses paid by the fund in connection with loans of securities are not reflected in the fee table or expense example in the fund’s prospectus. If the income earned on the investment of the cash collateral is insufficient to pay these amounts or if the value of the securities purchased with such cash collateral declines, the fund may take a loss on the loan. Where the fund receives securities as collateral, the fund will earn no income on the collateral, but will earn a fee from the borrower. The fund reserves the right to recall loaned securities so that it may exercise voting rights on loaned securities according to the fund’s Proxy Voting Policies and Procedures.
The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. In addition, as noted above, the fund continues to have market risk and other risks associated with owning the securities on loan. Where the collateral delivered by the borrower is cash, the fund will also have the risk of loss of principal and interest in connection with its investment of collateral. If a borrower defaults, the value of the collateral may decline before the fund can dispose of it. The fund will lend portfolio securities only to firms that have been approved in advance by Pioneer, which will monitor the creditworthiness of any such firms. However, this monitoring may not protect the fund from loss. At no time would the value of the securities loaned exceed 33 1⁄3% of the value of the fund's total assets.
Interfund lending
To satisfy redemption requests or to cover unanticipated cash shortfalls, a fund may enter into lending agreements (“Interfund Lending Agreements”) under which the fund would lend money and borrow money for temporary purposes directly to and from another Pioneer fund through a credit facility (“Interfund Loan”),
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subject to meeting the conditions of an SEC exemptive order granted to the funds permitting such interfund lending. All Interfund Loans will consist only of uninvested cash reserves that the fund otherwise would invest in short-term repurchase agreements or other short-term instruments.
If a fund has outstanding borrowings, any Interfund Loans to the fund (a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days) and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the fund, the event of default will automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.
A fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the fund has a secured loan outstanding from any other lender, including but not limited to another Pioneer fund, the fund's interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a fund's total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the fund may borrow through the credit facility on a secured basis only. A fund may not borrow through the credit facility nor from any other source if its total outstanding borrowings immediately after the interfund borrowing would be more than 33 1⁄3% of its total assets.
No fund may lend to another fund through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending fund's net assets at the time of the loan. A fund's Interfund Loans to any one fund shall not exceed 5% of the lending fund's net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund.
The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another fund. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs.
When-issued and delayed delivery securities
The fund may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the fund prior to the actual delivery or payment by the other party to the transaction. The fund will not earn income on these securities until delivered. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. When the fund enters into when-issued or delayed delivery transactions it will segregate liquid assets with a value equal to the fund's obligations. See “Asset Segregation.”
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Disclosure of portfolio holdings
The Board of Trustees has adopted policies and procedures relating to disclosure of the Pioneer funds’ portfolio securities. These policies and procedures are designed to provide a framework for disclosing information regarding portfolio holdings, portfolio composition or other portfolio characteristics consistent with applicable federal securities laws and regulations and general principles of fiduciary duty relating to fund shareholders. While Pioneer may manage other separate accounts and unregistered products that have substantially similar investment strategies to those of another Pioneer fund, and therefore portfolio holdings that may be substantially similar, and in some cases nearly identical, to such fund, these policies and procedures only relate to the disclosure of portfolio information of the Pioneer funds that are registered management companies. Separate account and unregistered product clients are not subject to these policies and procedures. Separate account and unregistered product clients of Pioneer have access to their portfolio holdings, and prospective clients have access to representative holdings.
Generally, Pioneer will make a fund’s full portfolio information available to the public on a monthly basis with an appropriate delay based upon the nature of the information disclosed. Pioneer normally will publish a fund’s full portfolio holdings thirty (30) days after the end of each month (this time period may be different for certain funds. Such information shall be made available on the funds’ website (us.pioneerinvestments.com) and may be sent to rating agencies, reporting/news services and financial intermediaries, upon request. In addition, Pioneer generally makes publicly available information regarding a fund’s top ten holdings (including the percentage of a fund’s assets represented by each security), the percentage breakdown of a fund’s investments by country, sector and industry, various volatility measures (such as beta, standard deviation, etc.), market capitalization ranges and other portfolio characteristics (such as alpha, average P/E ratio, etc.) three (3) business days after the end of each month.
Due to lags in reporting, the fund’s actual holdings may vary significantly from the most recent publicly disclosed portfolio composition. As described in the prospectus under “Additional Information about NextShares – How NextShares Compare to ETFs,” the fund does not disclose portfolio holdings daily. The Basket used in creations and redemptions of fund shares is not intended to be representative of current portfolio holdings and may vary significantly from the fund’s current holdings.
Pioneer may provide a fund’s full portfolio holdings or other information to certain entities prior to the date such information is made public, provided that certain conditions are met. The entities to which such disclosure may be made as of the date of this statement of additional information are rating agencies, plan sponsors, prospective separate account clients and other financial intermediaries (i.e., organizations evaluating a fund for purposes of investment by their clients, such as broker-dealers, investment advisers, banks, insurance companies, financial planning firms, plan sponsors, plan administrators, shareholder servicing organizations and pension consultants). The third party must agree to a limited use of that information which does not conflict with the interests of the fund’s shareholders, to use the information only for that authorized purpose, to keep such information confidential, and not to trade on such information. The Board of Trustees considered the disclosure of portfolio holdings information to these categories of entities to be consistent with the best interests of shareholders in light of the agreement to maintain the confidentiality of such information and only to use such information for the limited and approved purposes. Pioneer’s compliance department, the local head of investment management and the global chief investment officer may, but only acting jointly, grant exemptions to this policy. Exemptions may be granted only if these persons determine that providing such information is consistent with the interests of shareholders and the third party agrees to limit the use of such information only for the authorized purpose, to keep such information confidential, and not to trade on such information. Although the Board of Trustees will periodically be informed of exemptions granted, granting exemptions entails the risk that portfolio holdings information may be provided to entities that use the information in a manner inconsistent with their obligations and the best interests of a fund.
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Currently, Pioneer, on behalf of the Pioneer funds, has ongoing arrangements whereby the following entities may receive a fund’s full portfolio holdings or other information prior to the date such information is made public: Metropolitan Life Insurance Company (within 30 days after month end for board materials and advance preparation of marketing materials, as needed to evaluate Pioneer funds); Roszel Advisors (within 30 days after month end for due diligence and review of certain Pioneer funds included in fund programs); Oppenheimer & Co. (within 30 days after month end for due diligence and review of certain Pioneer funds included in fund programs); UBS (within 15 days after month end for due diligence and review of certain Pioneer funds included in fund programs); Beacon Pointe Advisors (as needed for quarterly review of certain Pioneer funds); Commonwealth Financial Network (within 30 days after month end for risk analysis on funds on behalf of their clients); Hartford Retirement Services, LLC (as needed for risk analysis on funds on behalf of their clients); Transamerica Life Insurance Company (as needed for performance and risk analysis on funds on behalf of their clients); TIBCO Software Inc./Spotfire Division (as needed to evaluate and develop portfolio reporting software); Curcio Webb, LLC (as needed for evaluation and research purposes); Fidelity Investments (as needed to evaluate Pioneer funds); Egan Jones Ratings Company (as needed in order to evaluate and select Nationally Recognized Statistical Rating Organizations (NRSROs)); DBRS Limited (as needed in order to evaluate and select NRSROs); Wells Fargo Advisors (as needed for risk analysis on funds on behalf of their clients and product review); and Capital Market Consultants (as needed to complete quarterly due diligence research).
Compliance with the funds’ portfolio holdings disclosure policy is subject to periodic review by the Board of Trustees, including a review of any potential conflicts of interest in the disclosures made by Pioneer in accordance with the policy or the exceptions permitted under the policy. Any change to the policy to expand the categories of entities to which portfolio holdings may be disclosed or an increase in the purposes for which such disclosure may be made would be subject to approval by the Board of Trustees and, reflected, if material, in a supplement to the fund’s statement of additional information.
The funds’ full portfolio holdings disclosure policy is not intended to prevent the disclosure of any and all portfolio information to the funds’ service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as Pioneer, the funds’ custodian, fund accounting agent, principal underwriter, investment sub-adviser, if any, independent registered public accounting firm or counsel. In approving the policy, the Board of Trustees considered that the service providers are subject to duties of confidentiality and duties not to trade on non-public information arising under law or contract that provide an adequate safeguard for such information. None of Pioneer, the funds, or any other party receive any compensation or other consideration from any arrangement pertaining to the release of a fund’s full portfolio holdings information.
In addition, the funds make their portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by the federal securities laws. Form N-Q is filed with the SEC within sixty (60) days after the end of a fund’s first and third fiscal quarters. Form N-CSR is filed with the SEC within ten (10) days after the transmission to shareholders of a fund’s annual or semi-annual report, as applicable.
Investment restrictions
Fundamental investment policies
The fund has adopted certain fundamental investment policies which may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the fund. For this purpose, a majority of the outstanding shares of the fund means the vote of the lesser of:
(1)	67% or more of the shares represented at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy; or
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(2)	more than 50% of the outstanding shares of the fund.
The fund’s fundamental policies are as follows:
(1)	The fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(2)	The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(3)	The fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(4)	The fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(5)	The fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(6)	The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(7)	Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the fund may not make any investment if, as a result, the fund's investments will be concentrated in any one industry.
With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes (the fund’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase a fund’s investment portfolio is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund’s net investment income in any given period. Currently, the fund does not contemplate borrowing for leverage, but if the fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit the fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Reverse repurchase agreements may be considered to be a type of borrowing. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered
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to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. Such trading practices may include futures, options on futures, forward contracts and other derivative investments.
A fund may pledge its assets and guarantee the securities of another company without limitation, subject to the fund’s investment policies (including the fund’s fundamental policy regarding borrowing) and applicable laws and interpretations. Pledges of assets and guarantees of obligations of others are subject to many of the same risks associated with borrowings and, in addition, are subject to the credit risk of the obligor for the underlying obligations. To the extent that pledging or guaranteeing assets may be considered the issuance of senior securities, the issuance of senior securities is governed by the fund’s policies on senior securities. If the fund were to pledge its assets, the fund would take into account any then-applicable legal guidance, including any applicable SEC staff position, would be guided by the judgment of the fund’s Board and Pioneer regarding the terms of any credit facility or arrangement, including any collateral required, and would not pledge more collateral than, in their judgment, is necessary for the fund to obtain the credit sought. Shareholders should note that in 1973, the SEC staff took the position in a no-action letter that a mutual fund could not pledge 100% of its assets without a compelling business reason. In more recent no-action letters, including letters that address the same statutory provision of the 1940 Act (Section 17) addressed in the 1973 letter, the SEC staff has not mentioned any limitation on the amount of collateral that may be pledged to support credit obtained. This does not mean that the staff’s position on this issue has changed.
With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.
With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the fund’s manager or a subadviser believes the income justifies the attendant risks. The fund also will be permitted by this policy to make loans of money, including to other funds. The fund has obtained exemptive relief from the SEC to make short-term loans to other Pioneer funds through a credit facility in order to satisfy redemption requests or to cover unanticipated cash shortfalls; as discussed in this Statement of Additional Information under “Interfund Lending”. The conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending,
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however no lending activity is without risk. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs. The policy in (3) above will be interpreted not to prevent the fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.
With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased. Certain widely used investment practices that involve a commitment by a fund to deliver money or securities in the future are not considered by the SEC to be senior securities, provided that a fund segregates cash or liquid securities in an amount necessary to pay the obligation or the fund holds an offsetting commitment from another party. These investment practices include repurchase and reverse repurchase agreements, swaps, dollar rolls, options, futures and forward contracts. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.
With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent the fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.
With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.
With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund's total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted
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to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. The policy also will be interpreted to give broad authority to the fund as to how to classify issuers within or among industries. When identifying industries for purposes of its concentration policy, the fund may rely upon available industry classifications. As of the date of the SAI, the fund relies primarily on the MSCI Global Industry Classification Standard (GICS) classifications, and, with respect to securities for which no industry classification under GICS is available or for which the GICS classification is determined not to be appropriate, the fund may use industry classifications published by another source, which, as of the date of the SAI, is Bloomberg L.P. As of the date of the SAI, the fund’s adviser may assign an industry classification for an exchange-traded fund in which the fund invests based on the constituents of the index on which the exchange-traded fund is based. The fund may change any source used for determining industry classifications without shareholder approval.
The fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC, SEC staff or other authority of competent jurisdiction as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.
Non-fundamental investment policy
The following policy is non-fundamental and may be changed by a vote of the Board of Trustees without approval of shareholders.
The fund may not invest in any investment company in reliance on Section 12(d)(1)(F) of the 1940 Act, which would allow the fund to invest in other investment companies, or in reliance on Section 12(d)(1)(G) of the 1940 Act, which would allow the fund to invest in other Pioneer funds, in each case without being subject to the limitations discussed above under “Other Investment Companies” so long as another investment company invests in the fund in reliance on Section 12(d)(1)(G). The fund has adopted this non-fundamental policy in order that the fund may be a permitted investment of the series of Pioneer Asset Allocation Trust. If the series of Pioneer Asset Allocation Trust do not invest in the fund, then this non-fundamental restriction will not apply.
In addition, the fund’s investment objective is non-fundamental and it and the fund’s non-fundamental investment policies may be changed by a vote of the Board of Trustees without approval of shareholders at any time.
Diversification
The fund is currently classified as a diversified fund under the 1940 Act. A diversified fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of the fund’s total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. Under the 1940 Act, the fund cannot change its classification from diversified to non-diversified without shareholder approval.
3. Trustees and officers
The fund’s Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to
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as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 45 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation	Other Directorships Held by Trustee
Independent Trustees:
Thomas J. Perna (66) Chairman of the Board and Trustee	Trustee since 2017. Serves until a successor trustee is elected or earlier retirement or removal.	Private investor (2004 – 2008 and 2013 – present); Chairman (2008 – 2013) and Chief Executive Officer (2008 – 2012), Quadriserv, Inc. (technology products for securities lending industry); and Senior Executive Vice President, The Bank of New York (financial and securities services) (1986 – 2004)	Director, Broadridge Financial Solutions, Inc. (investor communications and securities processing provider for financial services industry) (2009 – present); Director, Quadriserv, Inc. (2005 – 2013); and Commissioner, New Jersey State Civil Service Commission (2011 – 2015)
David R. Bock (73) Trustee	Trustee since 2017. Serves until a successor trustee is elected or earlier retirement or removal.	Managing Partner, Federal City Capital Advisors (corporate advisory services company) (1997 – 2004 and 2008 – present); Interim Chief Executive Officer, Oxford Analytica, Inc. (privately held research and consulting company) (2010); Executive Vice President and Chief Financial Officer, I-trax, Inc. (publicly traded health care services company) (2004 – 2007); and Executive Vice President and Chief Financial Officer, Pedestal Inc. (internet-based mortgage trading company) (2000 – 2002); Private Consultant (1995 – 1997); Managing Director, Lehman Brothers (1992 – 1995); Executive, The World Bank (1979 – 1992)	Director of New York Mortgage Trust (publicly-traded mortgage REIT) (2004 – 2009, 2012 - present); Director of The Swiss Helvetia Fund, Inc. (closed-end fund) (2010 – present); Director of Oxford Analytica, Inc. (2008 – present); and Director of Enterprise Community Investment, Inc. (privately-held affordable housing finance company) (1985 – 2010);
Benjamin M. Friedman (72) Trustee	Trustee since 2017. Serves until a successor trustee is elected or earlier retirement or removal.	William Joseph Maier Professor of Political Economy, Harvard University (1972 – present)	Trustee, Mellon Institutional Funds Investment Trust and Mellon Institutional Funds Master Portfolio (oversaw 17 portfolios in fund complex) (1989 - 2008)
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Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation	Other Directorships Held by Trustee
Margaret B.W. Graham (69) Trustee	Trustee since 2017. Serves until a successor trustee is elected or earlier retirement or removal.	Founding Director, Vice-President and Corporate Secretary, The Winthrop Group, Inc. (consulting firm) (1982 – present); Desautels Faculty of Management, McGill University (1999 – present); and Manager of Research Operations and Organizational Learning, Xerox PARC, Xerox's advance research center (1990-1994)	None
Lorraine H. Monchak (60) Trustee	Trustee since 2017. Serves until a successor trustee is elected or earlier retirement or removal.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union pension funds) (2001 – present); Vice President – International Investments Group, American International Group, Inc. (insurance company) (1993 – 2001); Vice President, Corporate Finance and Treasury Group, Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability Management Group, Federal Farm Funding Corporation (government-sponsored issuer of debt securities) (1988 – 1990); Mortgage Strategies Group, Shearson Lehman Hutton, Inc. (investment bank) (1987 – 1988); Mortgage Strategies Group, Drexel Burnham Lambert, Ltd. (investment bank) (1986 – 1987)	Trustee of Pioneer closed-end investment companies (5 portfolios) (Sept. 2015-present)
Marguerite A. Piret (68) Trustee	Trustee since 2017. Serves until a successor trustee is elected or earlier retirement or removal.	President and Chief Executive Officer, Newbury Piret Company (investment banking firm) (1981 – present)	Director of New America High Income Fund, Inc. (closed-end investment company) (2004 – present); and Member, Board of Governors, Investment Company Institute (2000 – 2006)
Fred J. Ricciardi (69) Trustee	Trustee since 2017. Serves until a successor trustee is elected or earlier retirement or removal.	Consultant (investment company services) (2012 – present); Executive Vice President, BNY Mellon (financial and investment company services) (1969 – 2012); Director, BNY International Financing Corp. (financial services) (2002 – 2012); Director, Mellon Overseas Investment Corp. (financial services) (2009 – 2012)	None
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Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation	Other Directorships Held by Trustee
Interested Trustees:
Lisa M. Jones (55) President and Chief Executive Officer Trustee	Trustee since 2017. Serves until a successor trustee is elected or earlier retirement or removal.	Chair, Director, CEO and President of Pioneer Investment Management USA Inc. (“PIM-USA”) (since September 2014); Chair, Director, CEO and President of Pioneer Investment Management, Inc. (since September 2014); Chair, Director and CEO of Pioneer Funds Distributor, Inc. (since September 2014); Chair, Director, CEO and President of Pioneer Institutional Asset Management, Inc. (since September 2014); and Chair, Director, President and CEO of Pioneer Investment Management Shareholder Services, Inc. (since September 2014); Managing Director, Morgan Stanley Investment Management (2010 – 2013); Director of Institutional Business, CEO of International, Eaton Vance Management (2005 – 2010)	Trustee of Pioneer closed-end investment companies (5 portfolios) (Sept. 2015-present)
Kenneth J. Taubes (58)* Trustee	Trustee since 2017. Serves until a successor trustee is elected or earlier retirement or removal.	Director and Executive Vice President (since 2008) and Chief Investment Officer, U.S. (since 2010) of PIM-USA; Executive Vice President and Chief Investment Officer, U.S. of Pioneer (since 2008); Executive Vice President of Pioneer Institutional Asset Management, Inc. (since 2009); Portfolio Manager of Pioneer (since 1999)	None
Fund Officers:
Christopher J. Kelley (52) Secretary and Chief Legal Officer	Since 2017. Serves at the discretion of the Board	Vice President and Associate General Counsel of Pioneer since January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds since June 2010; Assistant Secretary of all of the Pioneer Funds from September 2003 to May 2010; Vice President and Senior Counsel of Pioneer from July 2002 to December 2007	None
Carol B. Hannigan (55) Assistant Secretary	Since 2017. Serves at the discretion of the Board	Fund Governance Director of Pioneer since December 2006 and Assistant Secretary of all the Pioneer Funds since June 2010; Manager – Fund Governance of Pioneer from December 2003 to November 2006; and Senior Paralegal of Pioneer from January 2000 to November 2003	None
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Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation	Other Directorships Held by Trustee
Thomas Reyes (54) Assistant Secretary	Since 2017. Serves at the discretion of the Board	Senior Counsel of Pioneer since May 2013 and Assistant Secretary of all the Pioneer Funds since June 2010; Counsel of Pioneer from June 2007 to May 2013	None
Mark E. Bradley (57) Treasurer and Chief Financial and Accounting Officer	Since 2017. Serves at the discretion of the Board	Vice President – Fund Treasury of Pioneer; Treasurer of all of the Pioneer Funds since March 2008; Deputy Treasurer of Pioneer from March 2004 to February 2008; and Assistant Treasurer of all of the Pioneer Funds from March 2004 to February 2008	None
Luis I. Presutti (51) Assistant Treasurer	Since 2017. Serves at the discretion of the Board	Director – Fund Treasury of Pioneer; and Assistant Treasurer of all of the Pioneer Funds	None
Gary Sullivan (58) Assistant Treasurer	Since 2017. Serves at the discretion of the Board	Fund Accounting Manager – Fund Treasury of Pioneer; and Assistant Treasurer of all of the Pioneer Funds	None
David F. Johnson (37) Assistant Treasurer	Since 2017. Serves at the discretion of the Board	Fund Administration Manager – Fund Treasury of Pioneer since November 2008; Assistant Treasurer of all of the Pioneer Funds since January 2009; Client Service Manager – Institutional Investor Services at State Street Bank from March 2003 to March 2007	None
Jean M. Bradley (64) Chief Compliance Officer	Since 2017. Serves at the discretion of the Board	Chief Compliance Officer of Pioneer and of all the Pioneer Funds since March 2010; Chief Compliance Officer of Pioneer Institutional Asset Management, Inc. since January 2012; Chief Compliance Officer of Vanderbilt Capital Advisors, LLC since July 2012: Director of Adviser and Portfolio Compliance at Pioneer since October 2005; Senior Compliance Officer for Columbia Management Advisers, Inc. from October 2003 to October 2005	None
Kelly O’Donnell (45) Anti-Money Laundering Officer	Since 2017. Serves at the discretion of the Board	Vice President – Head of Investor Services Group of Pioneer and Anti-Money Laundering Officer of all the Pioneer Funds since 2006	None
*	Mr. Taubes and Ms. Jones are Interested Trustees because they are officers or directors of the fund’s investment adviser and certain of its affiliates.
Board committees
The Board of Trustees is responsible for overseeing the fund’s management and operations. The Chairman of the Board is an Independent Trustee. Independent Trustees constitute more than 75% of the Board. During the most recent fiscal year, the Board of Trustees held 7 meetings. Each Trustee attended at least 75% of such meetings.
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The Trustees were selected to join the Board based upon the following as to each Board member: such person’s character and integrity; such person’s willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Independent Trustee, his or her status as not being an “interested person” as defined under the 1940 Act; and, as to Mr. Taubes, his association with Pioneer. Each of the Independent Trustees also was selected to join the Board based on the criteria and principles set forth in the Nominating Committee Charter. In evaluating a Trustee’s prospective service on the Board, the Trustee’s experience in, and ongoing contributions toward, overseeing the fund’s business as a Trustee also are considered. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Bock, accounting, financial, business and public company experience as a chief financial officer and an executive officer and experience as a board member of other organizations; Mr. Friedman, academic leadership, economic and finance experience and investment company board experience; Ms. Graham, academic leadership, experience in business, finance and management consulting; Mr. Perna, accounting, financial, and business experience as an executive officer and experience as a board member of other organizations; Ms. Piret, accounting, financial and entrepreneurial experience as an executive, valuation experience and investment company board experience; and Mr. Taubes, portfolio management experience and leadership roles with Pioneer. However, in its periodic assessment of the effectiveness of the Board, the Board considers the complementary skills and experience of individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the fund.
The Trust’s Amended and Restated Agreement and Declaration of Trust provides that the appointment, designation (including in any proxy or registration statement or other document) of a Trustee as an expert on any topic or in any area, or as having experience, attributes or skills in any area, or any other appointment, designation or identification, shall not impose on that person any standard of care or liability that is greater than that imposed on that person as a Trustee in the absence of the appointment, designation or identification, and no Trustee who has special attributes, skills, experience or expertise, or is appointed, designated, or identified as aforesaid, shall be held to a higher standard of care by virtue thereof.
The Board of Trustees has five standing committees: the Independent Trustees Committee, the Audit Committee, the Governance and Nominating Committee, the Policy Administration Committee and the Valuation Committee. Each committee is chaired by an Independent Trustee and all members of each committee are Independent Trustees.
The Chairs of the committees work with the Chairman of the Board and fund management in setting the agendas for Board meetings. The Chairs of the committees set the agendas for committee meetings with input from fund management. As noted below, through the committees, the Independent Trustees consider and address important matters involving the fund, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet without the presence of management and are advised by independent legal counsel. The Board has determined that delegation to the committees of specified oversight responsibilities helps ensure that the fund has effective and independent governance and oversight. Notwithstanding the fact that the Chairman of the Board is an Independent Trustee, the Board continues to believe that the committee structure enables the Board more effectively to provide governance and oversight of the fund’s affairs. Mr. Perna, Chairman of the Board, is a member of each committee except the Audit Committee and the Valuation Committee, of each of which he is a non-voting, ex-officio member.
Independent Trustees Committee
David R. Bock, Benjamin M. Friedman, Margaret B.W. Graham, Lorraine H. Monchak, Thomas J. Perna (Chair), Marguerite A. Piret and Fred J. Ricciardi.
The Independent Trustees Committee is comprised of all of the Independent Trustees. The Independent Trustees Committee serves as the forum for consideration of a number of issues required to be considered separately by the Independent Trustees under the 1940 Act, including the assessment and review of the
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fund’s advisory agreement and other related party contracts. The Independent Trustees Committee also considers issues that the Independent Trustees believe it is advisable for them to consider separately from the Interested Trustees.
Audit Committee
David R. Bock (Chair), Benjamin M. Friedman, Lorraine H. Monchak and Marguerite A. Piret.
The Audit Committee, among other things, oversees the accounting and financial reporting policies and practices of the fund, oversees the quality and integrity of the fund’s financial statements, approves, and recommends to the Independent Trustees for their ratification, the engagement of the fund’s independent registered public accounting firm, reviews and evaluates the accounting firm’s qualifications, independence and performance, and approves the compensation of the accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the fund by the fund’s accounting firm and all permissible non-audit services provided by the fund’s accounting firm to Pioneer and any affiliated service providers of the fund if the engagement relates directly to the fund’s operations and financial reporting.
Governance and Nominating Committee
Margaret B.W. Graham (Chair), Thomas J. Perna and Fred J. Ricciardi.
The Governance and Nominating Committee considers governance matters affecting the Board and the fund. Among other responsibilities, the Governance and Nominating Committee reviews the performance of the Independent Trustees as a whole, and reviews and recommends to the Independent Trustees Committee any appropriate changes concerning, among other things, the size and composition of the Board, the Board’s committee structure and the Independent Trustees’ compensation. The Governance and Nominating Committee also makes recommendations to the Independent Trustees Committee or the Board on matters delegated to it.
In addition, the Governance and Nominating Committee screens potential candidates for Independent Trustees. Among other responsibilities, the Governance and Nominating Committee reviews periodically the criteria for Independent Trustees and the spectrum of desirable experience and expertise for Independent Trustees as a whole, and reviews periodically the qualifications and requisite skills of persons currently serving as Independent Trustees and being considered for re-nomination. The Governance and Nominating Committee also reviews the qualifications of any person nominated to serve on the Board by a shareholder or recommended by any Trustee, management or another person and makes a recommendation as to the qualifications of such nominated or recommended person to the Independent Trustees and the Board, and reviews periodically the Committee’s procedure, if any, regarding candidates submitted by shareholders. The Governance and Nominating Committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Independent Trustees to possess (other than qualities or skills that may be required by applicable law or regulation). However, in evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance and Nominating Committee will consider the following general criteria and principles, among any others that it may deem relevant:
•	whether the person has a reputation for integrity, honesty and adherence to high ethical standards;
•	whether the person has demonstrated business acumen and ability to exercise sound judgment in matters that relate to the objectives of the fund and whether the person is willing and able to contribute positively to the decision-making process of the fund;
•	whether the person has a commitment and ability to devote the necessary time and energy to be an effective Independent Trustee, to understand the fund and the responsibilities of a trustee of an investment company;
•	whether the person has the ability to understand the sometimes conflicting interests of the various constituencies of the fund and to act in the interests of all shareholders;
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•	whether the person has a conflict of interest that would impair his or her ability to represent the interests of all shareholders and to fulfill the responsibilities of a trustee; and
•	the value of diversity on the Board. The Governance and Nominating Committee Charter provides that nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law.
The Governance and Nominating Committee also will consider whether the nominee has the experience or skills that the Governance and Nominating Committee believes would maintain or enhance the effectiveness of the Independent Trustees’ oversight of the fund’s affairs, based on the then current composition and skills of the Independent Trustees and experience or skills that may be appropriate in light of changing business conditions and regulatory or other developments. The Governance and Nominating Committee does not necessarily place the same emphasis on each criterion.
The Governance and Nominating Committee does not have a formal policy for considering trustee nominees submitted by the fund’s shareholders. Nonetheless, the Nominating Committee may, on an informal basis, consider any shareholder recommendations of nominees that it receives.
Policy Administration Committee
Margaret B.W. Graham, Thomas J. Perna (Chair) and Fred J. Ricciardi.
The Policy Administration Committee, among other things, oversees and monitors the fund’s compliance with legal and regulatory requirements that are not directly related to financial reporting, internal financial controls, independent audits or the performance of the fund’s internal audit function. The Policy Administration Committee also oversees the adoption and implementation of certain of the fund’s policies and procedures.
Valuation Committee
David R. Bock, Benjamin M. Friedman, Lorraine H. Monchak and Marguerite A. Piret (Chair).
The Valuation Committee, among other things, determines with Pioneer the value of securities under certain circumstances and considers other matters with respect to the valuation of securities, in each case in accordance with the fund’s valuation procedures.
Oversight of risk management
Consistent with its responsibility for oversight of the fund in the interests of shareholders, the Board of Trustees oversees risk management of the fund’s investment management and business operations. In performing this oversight function, the Board considers various risks and risk management practices relating to the fund. The Board has delegated certain aspects of its risk oversight responsibilities to the committees.
The fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, enterprise risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. The goal of risk management is to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the fund.
Most of the fund’s investment management and business operations are carried out by or through Pioneer, its affiliates, and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.
Under the overall supervision of the Board or the applicable committee of the Board, the fund, or Pioneer and the affiliates of Pioneer or other service providers to the fund employ a variety of processes, procedures and controls in an effort to identify, address and mitigate risks. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the fund’s and Pioneer’s chief compliance officer and Pioneer’s chief risk officer and director of internal audit, as well as
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various personnel of Pioneer and of other service providers, make periodic reports to the applicable committee or to the Board with respect to various aspects of risk management. The reports received by the Trustees related to risks typically are summaries of relevant information. During the course of the most recent fiscal year, the Trustees increased the number of presentations from the directors of Internal Audit and Risk Management at Pioneer, as well as the Chief Operating Officer to whom they report, concerning the results and process of their responsibilities.
The Trustees recognize that not all risks that may affect the fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the fund’s goals, that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness, and that some risks are simply beyond the control of the fund or Pioneer and its affiliates or other service providers. As a result of the foregoing and other factors, the fund’s ability to manage risk is subject to substantial limitations.
In addition, it is important to note that the fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.
Compensation of officers and trustees
The Pioneer Funds, including the fund, compensate their Trustees. The Independent Trustees review and set their compensation annually, taking into consideration the committee and other responsibilities assigned to specific Trustees. The table under “Annual Fees, Expense and Other Information — Compensation of Officers and Trustees” sets forth the compensation paid to each of the Trustees. The compensation paid to the Trustees is then allocated among the funds as follows:
•	each fund with assets less than $250 million pays each Independent Trustee an annual fee of $1,000.
•	the remaining compensation of the Independent Trustees is allocated to each fund with assets greater than $250 million based on the fund’s net assets.
•	the Interested Trustees receive an annual fee of $500 from each fund, except in the case of funds with net assets of $50 million or less, which pay each Interested Trustee an annual fee of $200. Pioneer reimburses these funds for the fees paid to the Interested Trustees.
Except for the chief compliance officer, the fund does not pay any salary or other compensation to its officers. The fund pays a portion of the chief compliance officer's compensation for her services as the fund's chief compliance officer. Pioneer pays the remaining portion of the chief compliance officer's compensation.
See “Compensation of Officers and Trustees” in “Annual Fee, Expense and Other Information.”
Other information
The Agreement and Declaration of Trust provides that no Trustee, officer or employee of the fund shall be liable to the fund or any shareholder for any action, failure to act, error or mistake except in cases of bad faith, willful misfeasance, gross negligence or reckless disregard of duty. The Agreement and Declaration of Trust requires the fund to indemnify each Trustee, director, officer, employee and authorized agent to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee, or agent and against amounts paid or incurred by him in settlement thereof. The 1940 Act currently provides that no officer or director shall be protected from liability to the fund or shareholders for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office. The Agreement and Declaration of Trust extends to Trustees, officers and employees of the fund the full protection from liability that the law allows.
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4. Investment adviser
The fund has entered into an amended and restated management agreement (hereinafter, the “management contract”) with Pioneer pursuant to which Pioneer acts as the fund’s investment adviser. Pioneer is an indirect, wholly owned subsidiary of UniCredit. Certain Trustees or officers of the fund are also directors and/or officers of certain of UniCredit’s subsidiaries (see management biographies above). Pioneer has entered into an agreement with its affiliate, Pioneer Investment Management Limited (“PIML”), pursuant to which PIML provides certain services to Pioneer.
As the fund’s investment adviser, Pioneer provides the fund with investment research, advice and supervision and furnishes an investment program for the fund consistent with the fund’s investment objective and policies, subject to the supervision of the fund’s Trustees. Pioneer determines what portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the fund’s securities transactions, and reports to the Trustees on the fund’s investments and performance.
The management contract will continue in effect from year to year provided such continuance is specifically approved at least annually (i) by the Trustees of the fund or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (ii) in either event, by a majority of the Independent Trustees of the fund, with such Independent Trustees casting votes in person at a meeting called for such purpose.
The management contract may be terminated without penalty by the Trustees of the fund or by vote of a majority of the outstanding voting securities of the fund on not more than 60 days’ nor less than 30 days’ written notice to Pioneer, or by Pioneer on not less than 90 days’ written notice to the fund, and will automatically terminate in the event of its assignment (as defined in the 1940 Act) by Pioneer. The management contract is not assignable by the fund except with the consent of Pioneer.
The Trustees’ approval of and the terms, continuance and termination of the management contract are governed by the 1940 Act. Pursuant to the management contract, Pioneer assumes no responsibility other than to render the services called for under the management contract, in good faith, and Pioneer will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities or other transactions for the fund. Pioneer, however, is not protected against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the management contract. The management contract requires Pioneer to furnish all necessary services, facilities and personnel in connection with the performance of its services under the management contract, and except as specifically stated therein, Pioneer is not responsible for any of the fund’s ordinary and extraordinary expenses.
Advisory fee
As compensation for its management services and expenses incurred, the fund pays Pioneer a fee at the annual rate of 0.625% of the fund’s average daily net assets up to $500 million, 0.60% of the next $500 million of the fund’s average daily net assets and 0.575% of the fund’s average daily net assets over $1 billion. Prior to June 7, 2013, the fund paid an annual fee equal to 0.65% of the fund's average daily net assets. The fee is accrued daily and paid monthly.
See the table in “Annual Fee, Expense and Other Information” for management fees paid to Pioneer during recently completed fiscal years.
Administration agreement
The fund has entered into an amended and restated administration agreement with Pioneer pursuant to which Pioneer acts as the fund’s administrator, performing certain accounting, administration and legal services for the fund. Pioneer is reimbursed for its cost of providing such services. The cost of providing these services is based on direct costs and costs of overhead, subject to review by the Board of Trustees.
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See “Annual Fee, Expense and Other Information” for fees the fund paid to Pioneer for administration and related services. In addition, Brown Brothers Harriman & Co. performs certain sub-administration services to the fund pursuant to an agreement with Pioneer and the fund.
Under the terms of the amended and restated administration agreement with the fund, Pioneer pays or reimburses the fund for expenses relating to its services for the fund, with the exception of the following, which are to be paid by the fund: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of Pioneer, or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors; (c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the fund; (d) issue and transfer taxes, chargeable to the fund in connection with securities transactions to which the fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the fund and/or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (g) all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the fund and the Trustees; (i) any distribution fees paid by the fund in accordance with Rule 12b-1 promulgated by the SEC pursuant to the 1940 Act; (j) compensation of those Trustees of the fund who are not affiliated with or interested persons of Pioneer, the fund (other than as Trustees), PIM-USA or the distributor; (k) the cost of preparing and printing share certificates; (l) interest on borrowed money, if any; (m) fees payable by the fund under management agreements and the administration agreement; and (n) extraordinary expenses. The fund shall also assume and pay any other expense that the fund, Pioneer or any other agent of the fund may incur not listed above that is approved by the Board of Trustees (including a majority of the Independent Trustees) as being an appropriate expense of the fund. The fund shall pay all fees and expenses to be paid by the fund under the sub-administration agreement with Brown Brothers Harriman & Co. In addition, the fund shall pay all brokers' and underwriting commissions chargeable to the fund in connection with securities transactions to which the fund is a party.
Potential conflicts of interest
The fund is managed by Pioneer, which also serves as investment adviser to other Pioneer mutual funds and other accounts (including separate accounts and unregistered products) with investment objectives identical or similar to those of the fund. Securities frequently meet the investment objectives of the fund, the other Pioneer mutual funds and such other accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each fund or account presently has in a particular industry and the availability of investment funds in each fund or account.
It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the Pioneer mutual funds or a private account managed by Pioneer seeks to acquire the same security at about the same time, the fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if Pioneer decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the fund. In the event more than one account purchases
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or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other Pioneer mutual funds may have the same or similar investment objectives and policies as the fund, their portfolios do not generally consist of the same investments as the fund or each other, and their performance results are likely to differ from those of the fund.
Personal securities transactions
The fund, Pioneer, and the distributor have adopted codes of ethics under Rule 17j-1 under the 1940 Act which is applicable to their officers, trustees/directors and designated employees. The code permits such persons to engage in personal securities transactions for their own accounts, including securities that may be purchased or held by the fund, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. The codes are on public file with and available from the SEC.
5. Other service providers
Distributor. _______________________________ (the “Distributor”) is the fund’s distributor. The Distributor distributes Creation Units of the fund, but does not maintain a secondary market in shares of the fund. The Distributor’s principal address is _______________________________.
The Distributor has entered into an agreement with Pioneer Funds Distributors Inc. (“PFD”) to provide marketing and sales support to the Fund. PFD is not compensated by the Distributor for such services.
Transfer and Dividend Disbursing Agent. [Name] serves as the transfer and dividend disbursing agent for the Trust. As transfer and dividend disbursing agent, [Name] is responsible for, among other matters, receiving and processing orders for the purchase and redemptions of Creation Units. The principal business address for [Name] is [Insert Address].
6. Shareholder servicing/transfer agent
The fund has contracted with Boston Financial Data Services, Inc., 2000 Crown Colony Drive, Quincy, Massachusetts, 02169, to act as shareholder servicing and transfer agent for the fund.
Under the terms of its contract with the fund, Boston Financial Data Services, Inc. services shareholder accounts, and its duties include: (i) processing sales, redemptions and exchanges of shares of the fund; (ii) distributing dividends and capital gains associated with the fund’s portfolio; and (iii) maintaining account records and responding to shareholder inquiries.
7. Custodian and sub-administrator
Brown Brothers Harriman & Co. (“BBH”), 50 Post Office Square, Boston, Massachusetts 02110, is the custodian of the fund’s assets. The custodian’s responsibilities include safekeeping and controlling the fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the fund’s investments.
BBH also performs certain fund accounting and fund administration services for the Pioneer Fund complex, including the fund. For performing such services, BBH receives fees based on complex-wide assets.
8. Independent registered public accounting firm
[ ], the fund’s independent registered public accounting firm, provides audit services, tax return review services, and assistance and consultation with respect to filings with the SEC.
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9. Portfolio management
Additional information about the portfolio manager
Other accounts managed by the portfolio manager
The table below indicates, for the portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of xxxxxxxx, 2017. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships, undertakings for collective investments in transferable securities (“UCITS”) and other non-U.S. investment funds and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager’s personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.
Name of Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed (000’s)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (000’s)
Ken Winston	Other Registered Investment Companies	x	$x	N/A	N/A
	Other Pooled Investment Vehicles	x	$x	N/A	N/A
	Other Accounts	x	$x	N/A	N/A
Shaji John	Other Registered Investment Companies	x	$x	N/A	N/A
	Other Pooled Investment Vehicles	x	$x	N/A	N/A
	Other Accounts	x	$x	N/A	N/A
David Sobell	Other Registered Investment Companies	x	$x	N/A	N/A
	Other Pooled Investment Vehicles	x	$x	N/A	N/A
	Other Accounts	x	$x	N/A	N/A
Potential conflicts of interest
When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interest are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interest. See “Compensation of Portfolio Managers” below.
•	A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial
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public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts’ investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.
•	A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.
•	A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation.
•	A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.
•	If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.
Compensation of portfolio manager
Pioneer has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the portfolio managers with those of shareholders of the accounts (including Pioneer funds) the portfolio managers manage, as well as with the financial performance of Pioneer. The compensation
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program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and align the interests of the investment professional with those of shareholders, as well as with the financial performance of Pioneer. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:
•	Quantitative investment performance. The quantitative investment performance calculation is based on pre-tax investment performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund, is the Russell Midcap Growth Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager’s competitive universe.
•	Qualitative performance. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.
•	Pioneer results and business line results. Pioneer’s financial performance, as well as the investment performance of its investment management group, affect a portfolio manager’s actual bonus by a leverage factor of plus or minus (+/–) a predetermined percentage.
The quantitative and qualitative performance components comprise 80% and 20%, respectively, of the overall bonus calculation (on a pre-adjustment basis). A portion of the annual bonus is deferred for a specified period and may be invested in one or more Pioneer funds.
Certain portfolio managers participate in other programs designed to reward and retain key contributors. Senior executives or other key employees are granted performance units based on the stock price performance of UniCredit and the financial performance of Pioneer Global Asset Management S.p.A., which are affiliates of Pioneer. Portfolio managers also may participate in a deferred compensation program, whereby deferred amounts are invested in one or more Pioneer funds.
Share ownership by portfolio managers
The following table indicates as of xxxxxxxx, 2017 the value, within the indicated range, of shares beneficially owned by the portfolio managers of the fund.
Name of Portfolio Manager	Beneficial Ownership of the Fund*
Ken Winston	x
Shaji John	x
David Sobell	x
*	Key to Dollar Ranges

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A.	None
B.	$1 – $10,000
C.	$10,001 – $50,000
D.	$50,001 – $100,000
E.	$100,001 – $500,000
F.	$500,001 – $1,000,000
G.	Over $1,000,000
10. Portfolio transactions
All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by Pioneer pursuant to authority contained in the fund’s management contract. Pioneer seeks to obtain overall best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Pioneer considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer’s execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the U.S.).
Pioneer may select broker-dealers that provide brokerage and/or research services to the fund and/or other investment companies or other accounts managed by Pioneer over which it or its affiliates exercise investment discretion. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, if Pioneer determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Pioneer maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of the fund and other investment companies or accounts managed by Pioneer are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Pioneer believes that no exact dollar value can be calculated for such services.
The research received from broker-dealers may be useful to Pioneer in rendering investment management services to the fund as well as other investment companies or other accounts managed by Pioneer, although not all such research may be useful to the fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Pioneer in carrying out its obligations to the fund. The receipt of such research enables Pioneer to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.
The fund may participate in third-party brokerage and/or expense offset arrangements to reduce the fund’s total operating expenses. Pursuant to third-party brokerage arrangements, the fund may incur lower expenses by directing brokerage to third-party broker-dealers which have agreed to use part of their
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commission to pay the fund’s fees to service providers unaffiliated with Pioneer or other expenses. Since the commissions paid to the third party brokers reflect a commission cost that the fund would generally expect to incur on its brokerage transactions but not necessarily the lowest possible commission, this arrangement is intended to reduce the fund’s operating expenses without increasing the cost of its brokerage commissions. Since use of such directed brokerage is subject to the requirement to achieve best execution in connection with the fund’s brokerage transactions, there can be no assurance that such arrangements will be utilized. Pursuant to expense offset arrangements, the fund may incur lower transfer agency expenses due to interest earned on cash held with the transfer agent. See “Financial highlights” in the prospectus.
See the table in “Annual Fee, Expense and Other Information” for aggregate brokerage and underwriting commissions paid by the fund in connection with its portfolio transactions during recently completed fiscal years. The Board of Trustees periodically reviews Pioneer’s performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund.
11. Description of shares
As an open-end management investment company, the fund continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareholder at the next determined net asset value per share. See “Buying and selling shares.” When issued and paid for in accordance with the terms of the prospectus and statement of additional information, shares of the fund are fully paid and non-assessable. Shares will remain on deposit with the fund’s transfer agent and certificates will not normally be issued.
The Trust
The Trust’s operations are governed by the Amended and RestatedAgreement and Declaration of Trust, dated as of July 1, 2008 (referred to in this section as the declaration). A copy of the Trust’s Certificate of Trust dated as of September 2, 2003, is on file with the office of the Secretary of State of Delaware.
Delaware law provides a statutory framework for the powers, duties, rights and obligations of the board (referred to in this section as the trustees) and shareholders of the Delaware statutory trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the declaration. Some of the more significant provisions of the declaration are described below.
Shareholder voting
The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Delaware law, actions by the trustees without seeking the consent of shareholders. The trustees may, without shareholder approval, where approval of shareholders is not otherwise required under the 1940 Act, merge or consolidate the Trust into other entities, reorganize the Trust or any series or class into another trust or entity or a series or class of another entity, sell the assets of the Trust or any series or class to another entity, or a series or class of another entity, or terminate the Trust or any series or class.
The fund is not required to hold an annual meeting of shareholders, but the fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration gives the board the flexibility to specify either per share voting or dollar-weighted voting. Under per share voting, each share of the fund is entitled to one vote. Under dollar-weighted voting, a shareholder’s voting power is determined, not by the number of shares the shareholder owns, but by the dollar value of those
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shares determined on the record date. All shareholders of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.
Election and removal of trustees
The declaration provides that the trustees may establish the number of trustees and that vacancies on the board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The declaration also provides that a mandatory retirement age may be set by action of two-thirds of the trustees and that trustees may be removed at any time or for any reason by a majority of the board or by a majority of the outstanding shareholders of the Trust.
Amendments to the declaration
The trustees are authorized to amend the declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been shareholders, trustees, officers or, employees of the trust or that limit the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.
Issuance and redemption of shares
The fund may issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. The fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the trustees, including, for example, if the shareholder fails to provide the fund with identification required by law, or if the fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.
Disclosure of shareholder holdings
The declaration specifically requires shareholders, upon demand, to disclose to the fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the fund may disclose such ownership if required by law or regulation.
Small accounts
The declaration provides that the fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the declaration permits the fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.
Series and classes
The declaration provides that the trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The trustees may change any of those features, terminate any series or class, combine series with other series in the trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.
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Each share of the fund, as a series of the Trust, represents an interest in the fund only and not in the assets of any other series of the Trust.
Shareholder, trustee and officer liability
The declaration provides that shareholders are not personally liable for the obligations of the fund and requires a fund to indemnify a shareholder against liability arising solely from the shareholder’s ownership of shares in the fund. In addition, the fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The declaration also provides that no Trustee, officer or employee of the Trust owes any duty to any person (including without limitation any shareholder), other than the Trust or any series. The declaration further provides that no trustee, officer or employee of the fund shall be liable to the fund or any shareholder for any action, failure to act, error or mistake except in cases of bad faith, willful misfeasance, gross negligence or reckless disregard of duty. The declaration requires the fund to indemnify each trustee, director, officer, employee and authorized agent to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a trustee, director, officer, employee, or agent and against amounts paid or incurred by him in settlement thereof. The 1940 Act currently provides that no officer or director shall be protected from liability to the fund or shareholders for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office. The declaration extends to trustees, officers and employees of the fund the full protection from liability that the law allows.
The declaration provides that the appointment, designation or identification of a trustee as chairperson, a member of a committee, an expert, lead independent trustee, or any other special appointment, designation or identification shall not impose any heightened standard of care or liability on such trustee.
Derivative and direct actions
The declaration provides a detailed process for the bringing of derivative or direct actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the fund’s trustees. The declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the fund, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the fund. The declaration further provides that shareholders owning shares representing at least 10% of the voting power of the affected fund must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the fund in connection with the consideration of the demand, if a court determines that the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the shareholders bringing the action may be responsible for the fund’s costs, including attorneys’ fees, if a court determines that the action was brought without reasonable cause or for an improper purpose.
The declaration provides that no shareholder may bring a direct action claiming injury as a shareholder of the Trust, or any series or class thereof, where the matters alleged (if true) would give rise to a claim by the Trust or by the Trust on behalf of a series or class, unless the shareholder has suffered an injury distinct from that suffered by the shareholders of the Trust, or the series or class, generally. Under the
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declaration, a shareholder bringing a direct claim must be a shareholder of the series or class with respect to which the direct action is brought at the time of the injury complained of, or have acquired the shares afterwards by operation of law from a person who was a shareholder at that time.
The declaration further provides that the fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the fund is obligated to pay shall be calculated using reasonable hourly rates. The declaration also requires that actions by shareholders against the fund be brought only in federal court in Boston, Massachusetts, or if not permitted to be brought in federal court, then in state court in Boston, Massachusetts, and that shareholders have no right to jury trial for such actions.
The declaration also provides that shareholders have no rights, privileges, claims or remedies under any contract or agreement entered into by the Trust with any service provider or other agent or contract with the Trust, including, without limitation, any third party beneficiary rights, except as may be expressly provided in any service contract or agreement.
12. Buying and selling shares
Purchase and Redemption of Creation Units.
The Trust issues and redeems fund shares only in specified large aggregations of shares called “Creation Units.” A discussion of the purchase and redemption of Creation Units is contained in the Prospectus under “Fund Summary – Purchases and Sales of Fund Shares” and “Buying and Selling Shares.” The discussion below supplements, and should be read in conjunction with, such sections of the prospectus.
Authorized Participants. All orders to purchase or redeem Creation Units must be placed with the fund by or through an “Authorized Participant,” which is either: (a) a “participating party” (i.e., a Broker or other participant in the Continuous Net Settlement (“CNS”) System of the NSCC) or (b) a participant in the DTC system (“DTC Participant”), which in any case has executed an agreement with the Distributor (“Participant Agreement”). An investor does not have to be an Authorized Participant to transact in Creation Units, but must place an order through and make appropriate arrangements with an Authorized Participant.
Timing. Fund shares are not authorized for sale outside of the United States, its territories and possessions without the prior written consent of the fund. Creation Units are issued and redeemed each Business Day at the NAV per share next determined after an order in proper form is received by the fund or its agent. Validly submitted orders to purchase or redeem Creation Units on each Business Day will be accepted until the New York Stock Exchange (“NYSE”) market closes (the “Order Cut-Off Time”), generally 4:00 p.m. Eastern time, on the Business Day that the order is placed (the “Transmittal Date”). All orders must be received no later than the Order Cut-Off Time in order to receive the NAV determined on the Transmittal Date. Creation Units may be issued and redeemed through the delivery of cash, securities or other instruments specified by the fund, or a combination thereof.
The fund may require that Custom Orders (as defined below) be received no later than one hour prior to the Order Cut-Off Time. When the NASDAQ Stock Market LLC (“Listing Exchange”) or bond markets close earlier than normal, the fund may require orders for Creation Units to be placed earlier in the Business Day. Orders to purchase fund shares invested in fixed-income instruments may not be accepted on any day when the bond markets are closed.
Investors must accumulate enough fund shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the fund. There can be no assurance that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should
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expect to incur brokerage and other costs in connection with assembling a sufficient number of fund shares to constitute a redeemable Creation Unit. All requests for redemption must be preceded or accompanied by the requisite number of fund shares, which delivery will generally be made through the DTC Process.
As noted under “Taxes,” a fund has the right to reject an order for Creation Units if the creator (or group of creators) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of a fund and if, pursuant to Section 351 of the Code, the fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. A fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.
Payment. To keep trading costs low and to enable the fund to be as fully invested as possible, the fund generally expects to issue and redeem Creation Units in kind through the delivery of securities and/or other portfolio instruments, rather than cash, to the extent practicable. Creations and redemptions may be effected partially or entirely in cash when in-kind delivery is not practicable or deemed not in the best interests of shareholders.
Subject to certain exceptions described below, the Basket (“Basket” means the basket of securities, other instruments and/or cash that the fund specifies each Business Day and for which it issues and redeems Creation Units) instruments paid or received by the fund will be the same for all purchasers and redeemers of Creation Units on a given Business Day. Basket instruments may include cash, securities and/or other transferable investment assets. Each security included in the Basket will be a current holding of the fund. To the extent there is a difference between the NAV of a Creation Unit and the aggregate market value of the Basket instruments exchanged for the Creation Unit, the party conveying the lower value will pay to the other an amount in cash equal to that difference (the “Balancing Amount”).
To preserve the confidentiality of the fund’s trading activities, the investment adviser anticipates that the Basket will normally not be a pro rata slice of the fund’s portfolio positions. Rather, instruments being acquired will generally be excluded from the Basket until their purchase is completed and instruments being sold may not be removed from the Basket until the sale program is substantially completed. Further, when deemed by the investment adviser to be in the best interest of the fund and its shareholders, other portfolio positions may be excluded from the Basket. Whenever portfolio positions are excluded from the Basket, the Basket may include proportionately more cash than is in the portfolio, with such additional cash substituting for the excluded portfolio positions.
The fund may permit an Authorized Participant to deposit or receive, as applicable, cash in lieu of some or all of the Basket instruments, solely because: (a) such instruments are, in the case of the purchase of a Creation Unit, not available in sufficient quantity; (b) such instruments are not eligible for trading by the Authorized Participant or the investor on whose behalf the Authorized Participant is acting; or (c) a holder of fund shares investing in foreign instruments would be subject to unfavorable income tax treatment if the holder received redemption proceeds in kind. No other Basket substitutions will be permitted. A “Custom Order” is any purchase or redemption of Shares made in whole or in part on a cash basis as described in clause (a) or (b) of this paragraph. In addition, the fund may require purchases and redemptions on a given Business Day to be made entirely on a cash basis. In such an instance, the fund will announce, before the open of trading on such day, that all purchases, all redemptions or all purchases and redemptions on that day will be made entirely in cash. The fund may also determine, upon receiving a purchase or redemption order from an Authorized Participant, to require the purchase or redemption, as applicable, to be made entirely in cash.
Each Business Day, before the open of trading on the Listing Exchange, the investment adviser will cause the Basket, including the names and quantities of the securities, cash and other instruments in the Basket and the estimated Balancing Amount for that day to be disseminated through the National Securities Clearing Corporation (“NSCC”), a clearing agency registered with the SEC and affiliated with the
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Depository Trust Company (“DTC”). The Basket will also be posted to the fund’s website. The published Basket will apply until a new Basket is announced, and there will be no intraday changes to the Basket except to correct errors in the published Basket. The investment adviser will also make available on a daily basis information about the previous day’s Balancing Amount.
Clearance and Settlement. Orders for purchases and redemptions of Creation Units will be processed either through an enhanced clearing process or through a manual clearing process. The NSCC/CNS system for effecting in-kind purchases and redemptions of ETFs (the “NSCC Process”) simplifies the transfer of a basket of securities between two parties by treating all of the securities that constitute the basket as a single unit.
There are limitations on investors’ ability to use the NSCC Process. First, it is available only to those DTC Participants that also are participants in the CNS System of the NSCC. Other DTC Participants must use a manual clearing process (the “DTC Process”), involving a line-by-line movement of each transferred position, which is available to all DTC Participants. Because the DTC Process involves the movement of individual positions, while the NSCC Process can act on instructions regarding the movement of one unitary basket that automatically processes the movement of multiple securities, DTC may charge the Fund more than NSCC to settle purchases and/or redemptions of Creation Units. Further, the NSCC Process is generally only available for transactions involving domestic equity securities and certain domestic income securities. Thus, it may only be used in connection with in-kind transactions for Fund Creation Units that include only eligible securities in their Basket.
Orders for purchases and redemptions of Creation Units that include foreign instruments in their Basket will not go through either the NSCC Process or the DTC Process. Rather, such transactions will go through the fund’s custodian and its sub-custodian network. Once such a creation order has been placed with the fund or its agent, the Transfer Agent will inform the investment adviser and the fund’s custodian. The custodian will then inform the appropriate sub-custodians. In connection with a creation, the Authorized Participant will deliver to the appropriate sub-custodians, on behalf of itself or the beneficial owner on whose behalf it is acting, the Basket instruments as determined according to the procedures described above. The sub-custodians will confirm to the custodian that the purchase consideration has been delivered, and the custodian will notify the investment adviser and Distributor of the delivery. After shares have been instructed to be delivered, the Distributor will furnish the purchaser with a confirmation and a prospectus (if necessary). For a redemption, the same process proceeds in reverse.
In-kind transactions in Creation Units involving fixed-income instruments that do not use the DTC Process will generally clear and settle as follows: Basket securities that are U.S. government or U.S. agency securities and any cash will settle via free delivery through the Federal Reserve System; Basket securities that are non-U.S. fixed-income securities will settle in accordance with the normal rules for settlement of such securities in the applicable non-U.S. market. Fund shares will settle through DTC. The custodian will monitor the movement of the underlying Basket instruments and will instruct the movement of shares only upon validation that such instruments have settled correctly. The settlement of fund shares will be aligned with the settlement of the underlying Basket and, except as discussed below with respect to Basket instruments traded in foreign markets, will generally occur no later than the third Business Day following the day on which an order is deemed received by the Distributor.
Orders for purchases and redemptions of Creation Units that include foreign instruments in their Basket may be on a basis other than the third Business Day following receipt in good order in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates or under certain other circumstances. The ability of the Trust to effect in-kind purchases and redemptions within three Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are
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not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement periods. The securities delivery cycles currently practicable for transferring portfolio securities to redeeming shareholders, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for the funds, in certain circumstances. The holidays applicable to the fund that include foreign instruments in their basket during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices could affect the information set forth herein at some time in the future. Because the portfolio securities of the fund may trade on days that the fund’s Listing Exchange is closed or on days that are not Business Days for the fund, shareholders may not be able to redeem their shares of the fund, or to purchase and sell shares of the fund on the Listing Exchange, on days when the NAV of the fund could be significantly affected by events in the relevant non-U.S. markets.
Delivery. The Transfer Agent will transmit all purchase orders received from Authorized Participants to the fund. After the fund has accepted a purchase order and received delivery of the purchase consideration, NSCC or DTC, as applicable, will instruct the fund to initiate delivery of the appropriate number of shares to the book-entry account specified by the Authorized Participant. Delivery of Creation Units by the fund is expected to occur within the normal settlement cycle, currently no later than the third Business Day following the day on which an order is deemed to be received by the Transfer Agent. The Transfer Agent will issue or cause the issuance of confirmations of acceptance. The Distributor will be responsible for delivering a prospectus to Authorized Participants purchasing Creation Units. The Transfer Agent and Distributor will maintain records of both the orders placed with it and the confirmations of acceptance furnished by it.
Shares will not normally be issued to a purchasing Authorized Participant until after the transfer to the fund of good title to the Basket instruments required to be delivered in connection with the purchase. However, shares may be transferred in advance of receipt by the fund of all or a portion of the applicable Basket instrument(s) as described further below. In these circumstances, the Authorized Participant will be required to transfer the available Basket instruments plus cash in an amount equal to 115% of the market value of any undelivered Basket instrument(s) (the “Additional Cash Deposit”). Each Creation Unit order shall be deemed to be received on the Business Day on which the order is placed, provided that the order is placed in proper form prior to the Order Cut-Off Time on such date and cash in the appropriate amount is deposited with the Fund’s custodian by the time designated by the Fund’s custodian on settlement date. If the order is not placed in proper form by the Order Cut-Off Time or federal funds in the appropriate amount are not received by the time designated by the fund’s custodian on settlement date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the fund for losses, if any, resulting therefrom.
As noted above, an additional amount of cash shall be required to be deposited with the fund, pending delivery of the missing Basket instrument(s) in an amount equal to at least 115% of the daily marked to market value of the missing Basket instrument(s). In the event that additional cash is not paid, the fund may use the cash on deposit to purchase the missing Basket instrument(s). The Authorized Participant will be liable to the fund for the costs incurred by the fund in connection with any such purchases and the Authorized Participant shall be liable to the fund for any shortfall between the cost to the fund of purchasing any missing Basket instrument(s) and the value of the collateral. These costs will be deemed to include the amount by which the actual purchase price of the Basket instrument(s) exceeds the market
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value of such Basket instruments on the day the Creation Unit order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The fund will return any unused portion of the Additional Cash Deposit once all of the missing Basket instrument(s) have been properly received by the Custodian or purchased by the fund and deposited into the fund’s account with the fund’s Custodian.
In connection with taking delivery of shares of securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the securities are customarily traded, to which account such securities will be delivered. Deliveries of redemption proceeds generally will be made within three Business Days of the trade date.
Redemptions of shares for fund securities will be subject to compliance with applicable federal and state securities laws and the fund reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific fund securities upon redemptions or could not do so without first registering fund securities under such laws. A redeeming investor that is subject to a legal restriction with respect to a particular security included in the fund’s Basket instruments may be paid an equivalent amount of cash. The Authorized Participant through which such a redeeming investor transacts may request that the redeeming investor complete an order form or enter into agreements with respect to such matters as compensating cash payment. Further, a redeeming investor that is not a “qualified institutional buyer” (“QIB”), as such term is defined under Rule 144A under the 1933 Act, will not be able to receive fund securities that are restricted securities eligible for resale under Rule 144A. A redeeming investor may be required by the Trust to provide a written confirmation with respect to QIB status in order to receive fund securities.
The right of redemption may be suspended or the date of payment postponed with respect to the fund (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of fund shares or determination of the NAV of the shares is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC.
Transaction Fees. Orders for Creation Units are subject to transaction fees. See “Buying and Selling Shares – Transaction Fees” in the Prospectus.
Order Rejection. The fund and/or the Transfer Agent may reject any order that is not in proper form. Further, the fund may reject a purchase order transmitted to it if, for example: (a) the purchaser or group of related purchasers, upon obtaining the Creation Units, would own 80% or more of outstanding fund shares; (b) the acceptance of the Basket would have certain adverse tax consequences, such as causing the fund to no longer meet the requirements of a regulated investment company under the Code; (c) the acceptance of the Basket would, in the opinion of the Trust, be unlawful, as in the case of a purchaser who is banned from trading in securities; (d) the acceptance of the Basket would otherwise, in the discretion of the Trust or the investment adviser, have an adverse effect on the fund or its shareholders; or (e) there exist circumstances outside the control of the fund that make it impossible to process purchases of Creation Units for all practical purposes. Examples of such circumstances include: acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the fund, the investment adviser, the transfer agent, the custodian, the Distributor, DTC, NSCC or any other participant in the purchase process; and similar extraordinary events.
Required Early Acceptance of Orders. Notwithstanding the foregoing, Authorized Participants may be notified that the Order Cut-Off Time may be earlier on a particular Business Day.
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Exchange Listing and Trading. A discussion of exchange listing and trading matters associated with an investment in the fund is contained in the Prospectus under “Fund Summary – Purchases and Sales of Fund Shares” and “Buying and Selling Shares.” The discussion below supplements, and should be read in conjunction with, such sections of the prospectus.
The fund’s shares are listed for trading on the Listing Exchange, and trade thereon at prices that are directly linked to the fund’s next end-of-day NAV (“NAV-Based Trading”). Shares may also be bought and sold on other national securities exchanges and alternative trading systems that have obtained appropriate licenses, adopted applicable rules and developed systems to support trading in Fund shares. In NAV-Based Trading, all trades are executed at the next NAV, plus or minus a trading cost (i.e., a premium or discount to NAV) determined at the time of trade execution. For each trade, the final transaction price is determined once NAV is computed. Buyers will not know the value of their purchases and sales until the end of the trading day.
Although share prices will be quoted throughout the day relative to NAV, there is not a fixed relationship between trading prices and NAV. Instead, the premium or discount to NAV at which Share transactions are executed is locked in at the time of trade execution, and will depend on market factors, including the balance of supply and demand for shares among investors, transaction fees and other costs associated with creating and redeeming Creation Units of shares, competition among market makers, the Share inventory positions and inventory strategies of market makers, and the volume of share trading. Reflecting these and other market factors, prices for shares in the secondary market may be above, at or below NAV. The fund does not offer the opportunity to transact intraday at prices determined at time of trade execution.
There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of fund shares will continue to be met.
The Listing Exchange may, but is not required to, remove fund shares from listing if: (i) following the initial twelve-month period after commencement of trading of the fund, there are fewer than 50 beneficial holders of the shares for 30 or more consecutive trading days; (ii) the fund’s IIV or NAV is no longer calculated or its IIV, NAV or Basket composition is no longer available to all market participants at the same time; (iii) the fund has failed to submit any filings required by the SEC or if the Listing Exchange is aware that the fund is not in compliance with the conditions of any exemptive order or no-action relief granted by the SEC with respect to the fund; or (iv) such other event shall occur or condition exists that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. In addition, the Listing Exchange will remove the fund shares from listing and trading upon termination of the Trust or the fund.
Book Entry Only System. The following information supplements and should be read in conjunction with “Buying and Selling Shares” in the prospectus.
DTC acts as securities depositary for fund shares. Fund shares are represented by securities registered in the name of DTC or its nominee, CEDE & Co., and deposited with, or on behalf of, DTC. Certificates will not be issued for fund shares.
DTC, a limited-purpose trust company, was created to hold securities of DTC Participants and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).
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Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.
Conveyance of all notices, statements and other communications to Beneficial Owners is affected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the fund shares held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Payment of fund distributions shall be made to DTC or its nominee, [Insert nominee name], as the registered holder of all fund shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in fund shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is the case for securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may determine to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Listing Exchange.
Additional payments to financial intermediaries
Pioneer or one or more of its affiliates (collectively, “Pioneer Affiliates”) may make additional payments to financial intermediaries in connection with the promotion and sale of shares of Pioneer funds. Pioneer Affiliates make these payments from their own resources, which include resources that derive from compensation for providing services to the Pioneer funds. These additional payments are described below. The categories described below are not mutually exclusive. The same financial intermediary may receive payments under more than one or all categories. Many financial intermediaries that sell shares of Pioneer funds receive one or more types of these payments. The financial intermediary typically initiates requests for additional compensation. Pioneer negotiates these arrangements individually with financial intermediaries and the amount of payments and the specific arrangements may differ significantly. A financial intermediary also may receive different levels of compensation with respect to sales or assets attributable
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to different types of clients of the same intermediary or different Pioneer funds. Where services are provided, the costs of providing the services and the overall array of services provided may vary from one financial intermediary to another. Pioneer Affiliates do not make an independent assessment of the cost of providing such services. While the financial intermediaries may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in servicing its clients, the financial intermediary may earn a profit on these payments, since the amount of the payment may exceed the financial intermediary’s costs. In this context, “financial intermediary” includes any broker, dealer, bank (including bank trust departments), insurance company, transfer agent, registered investment adviser, financial planner, retirement plan administrator and any other financial intermediary having a selling, administrative and shareholder servicing or similar agreement with a Pioneer Affiliate.
A financial intermediary’s receipt of additional compensation may create conflicts of interest between the financial intermediary and its clients. Each type of payment discussed below may provide your financial intermediary with an economic incentive to actively promote the Pioneer funds over other mutual funds or cooperate with the distributor’s promotional efforts. The receipt of additional compensation for Pioneer Affiliates may be an important consideration in a financial intermediary’s willingness to support the sale of the Pioneer funds through the financial intermediary’s distribution system. Pioneer Affiliates are motivated to make the payments described above since they promote the sale of Pioneer fund shares and the retention of those investments by clients of financial intermediaries. In certain cases these payments could be significant to the financial intermediary. The financial intermediary may charge additional fees or commissions other than those disclosed in the prospectus. Financial intermediaries may categorize and disclose these arrangements differently than Pioneer Affiliates do. To the extent financial intermediaries sell more shares of the funds or retain shares of the funds in their clients’ accounts, Pioneer Affiliates benefit from the incremental management and other fees paid to Pioneer Affiliates by the funds with respect to those assets.
Revenue sharing payments
Pioneer Affiliates make revenue sharing payments as incentives to certain financial intermediaries to promote and sell shares of Pioneer funds. The benefits Pioneer Affiliates receive when they make these payments include, among other things, entry into or increased visibility in the financial intermediary’s sales system, participation by the intermediary in the distributor’s marketing efforts (such as helping facilitate or providing financial assistance for conferences, seminars or other programs at which Pioneer personnel may make presentations on the funds to the intermediary’s sales force), placement on the financial intermediary’s preferred fund list, and access (in some cases, on a preferential basis over other competitors) to individual members of the financial intermediary’s sales force or management. Revenue sharing payments are sometimes referred to as “shelf space” payments because the payments compensate the financial intermediary for including Pioneer funds in its fund sales system (on its “shelf space”). Pioneer Affiliates also may pay financial intermediaries “finders’” or “referral” fees for directing investors to the Pioneer funds. Pioneer Affiliates compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary.
The revenue sharing payments Pioneer Affiliates make may be calculated on sales of shares of Pioneer funds (“Sales-Based Payments”); although there is no policy limiting the amount of Sales-Based Payments any one financial intermediary may receive, the total amount of such payments normally does not exceed 0.25% per annum of those assets. Such payments also may be calculated on the average daily net assets of the applicable Pioneer funds attributable to that particular financial intermediary (“Asset-Based Payments”); although there is no policy limiting the amount of Asset-Based Payments any one financial intermediary may receive, the total amount of such payments normally does not exceed 0.16% per annum of those assets. Sales-Based Payments primarily create incentives to make new sales of shares of Pioneer funds and Asset-Based Payments primarily create incentives to retain previously sold shares of Pioneer funds in investor accounts. Pioneer Affiliates may pay a financial intermediary either or both Sales-Based Payments and Asset-Based Payments.
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Administrative and processing support payments
Pioneer Affiliates also may make payments to certain financial intermediaries that sell Pioneer fund shares for certain administrative services, including record keeping and sub-accounting shareholder accounts, to the extent that the funds do not pay for these costs directly. Pioneer Affiliates also may make payments to certain financial intermediaries that sell Pioneer fund shares in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that Pioneer Affiliates may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial intermediary’s mutual fund trading system.
Other payments
From time to time, Pioneer Affiliates, at their expense, may provide additional compensation to financial intermediaries which sell or arrange for the sale of shares of the Pioneer funds. Such compensation provided by Pioneer Affiliates may include financial assistance to financial intermediaries that enable Pioneer Affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. Pioneer Affiliates make payments for entertainment events they deem appropriate, subject to Pioneer Affiliates’ guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.
As of xxxxxxxxx, 20xx, Pioneer anticipates that the following broker-dealers or their affiliates will receive additional payments as described in the fund’s prospectus and statement of additional information:
Please contact your financial intermediary for details about any payments it receives from Pioneer Affiliates or the funds, as well as about fees and/or commissions it charges.
13. Pricing of shares
Net asset value. The net asset value per share of the fund is determined as of the scheduled close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) on each day on which the Exchange is open for trading. As of the date of this statement of additional information, the Exchange is open for trading every weekday except for the days the following holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of the fund is also determined on any other day on which the level of trading in its portfolio securities is sufficiently high that the current net asset value per share might be materially affected by changes in the value of its portfolio securities. The fund is not required to determine its net asset value per share on any day on which no purchase orders in good order for fund shares are received and no shares are tendered and accepted for redemption.
Ordinarily, investments in debt securities are valued on the basis of information furnished by a pricing service which utilizes primarily a matrix system (which reflects such factors as security prices, yields, maturities and ratings), supplemented by dealer and exchange quotations. Other securities are valued at the last sale price on the principal exchange or market where they are traded. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the current bid and asked prices.
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Securities quoted in foreign currencies are converted to U.S. dollars utilizing foreign exchange rates employed by the fund’s independent pricing services. Generally, trading in non U.S. securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. The values of such securities used in computing the net asset value of the fund’s shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the Exchange and will therefore not be reflected in the computation of the fund’s net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any international securities owned by the fund could change on a day you cannot buy or sell shares of the fund.
When prices determined using the foregoing methods are not available or are considered by Pioneer to be unreliable, the fund uses fair value methods to value its securities in accordance with procedures approved by the fund's trustees. The fund also may use fair value pricing methods to value its securities, including a non-U.S. security, when Pioneer determines that prices determined using the foregoing methods no longer accurately reflect the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. Valuing securities using fair value methods may cause the net asset value of the fund’s shares to differ from the net asset value that would be calculated using closing market prices. In connection with making fair value determinations of the value of fixed income securities, the fund may use a pricing matrix. The prices used for these securities may differ from the amounts received by the fund upon sale of the securities, and these differences may be substantial.
The net asset value per share of the fund is computed by taking the value of all of the fund’s assets, less the fund’s liabilities, and dividing the result by the number of outstanding shares. For purposes of determining net asset value, expenses of the fund are accrued daily and taken into account.
Intraday indicative values. The Trust will arrange for the continuous calculation by an independent third party and publication throughout the regular trading session of the Listing Exchange (generally 9:30 a.m. to 4:00 p.m. Eastern time) each business day of the intraday indicative value (“IIV”) of the fund’s shares. IIVs are calculated based on the current market trading prices of the fund’s underlying holdings and disseminated at periodic intervals of not more than 15 minutes. The purpose of IIVs is to help investors to estimate that day’s closing net asset value so they can determine the number of shares to buy or sell if they want to trade an approximate dollar amount. Because IIVs will generally differ from the end-of-day net asset value of the fund, they cannot be used to calculate with precision the dollar value of a prescribed number of shares to be bought or sold. Investors should understand that fund transaction prices are based on closing net asset values, and that net asset values may vary significantly from IIVs during periods of market volatility.
14. Tax status
The fund is treated as a separate entity for U.S. federal income tax purposes. The fund intends to elect to be treated, and intends to qualify each year, as a “regulated investment company” under Subchapter M of the Code, so that it will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, the fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the “90% income test”) and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the fund’s total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment
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companies, and (2) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the fund’s total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.
For purposes of the 90% income test, the character of income earned by certain entities in which the fund invests that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships other than certain publicly traded partnerships or trusts that have not elected to be classified as corporations under the “check-the-box” regulations) will generally pass through to the fund. Consequently, in order to qualify as a regulated investment company, the fund may be required to limit its equity investments in such entities that earn fee income, rental income or other nonqualifying income.
If the fund qualifies as a regulated investment company and properly distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest income, if any, over certain disallowed deductions, the fund generally will not be subject to U.S. federal income tax on any income of the fund, including “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the fund meets such distribution requirements, but chooses to retain some portion of its taxable income or gains, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. The fund intends to distribute at least annually all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), net tax-exempt interest income, and net capital gain.
If, for any taxable year, the fund does not qualify as a regulated investment company or does not satisfy the 90% distribution requirement, it will be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by the fund to tax at the corporate level and to a further tax at the shareholder level when such income is distributed. Under certain circumstances, the fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so, the fund may incur significant fund-level taxes and may be forced to dispose of certain assets.
Under the Code, the fund will be subject to a nondeductible 4% U.S. federal excise tax on a portion of its undistributed ordinary income and capital gain net income if it fails to meet certain distribution requirements with respect to each calendar year and year ending October 31, respectively. The fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.
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The fund generally distributes any net short- and long-term capital gains in November. The fund generally pays dividends from any net investment income in December. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the fund to avoid U.S. federal income or excise tax.
For U.S. federal income tax purposes, all dividends generally are taxable whether a shareholder takes them in cash or reinvests them in additional shares of the fund. In general, assuming that the fund has sufficient earnings and profits, dividends from net investment income and net short-term capital gains are taxable either as ordinary income or, if certain conditions are met, as “qualified dividend income,” taxable to individual and certain other noncorporate shareholders at U.S. federal income tax rates of up to 20%.
In general, dividends may be reported by the fund as qualified dividend income if they are attributable to qualified dividend income received by the fund. Qualified dividend income generally means dividend income received from the fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the fund and the shareholders. If 95% or more of the fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the fund may report all distributions of such income as qualified dividend income.
A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Passive foreign investment companies are not qualified foreign corporations for this purpose. Dividends received by the fund from REITs generally are not expected to qualify for treatment as qualified dividend income.
A dividend that is attributable to qualified dividend income of the fund that is paid by the fund to a shareholder will not be taxable as qualified dividend income to such shareholder (1) if the dividend is received with respect to any share of the fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The “ex-dividend” date is the date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter.
Distributions by the fund in excess of the fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below.
Certain dividends received by the fund from U.S. corporations (generally, dividends received by the fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the fund may be eligible for the 70% dividends-received deduction generally available to corporations under the Code. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible. Capital gain dividends distributed to the fund from other regulated investment companies are not eligible for the dividends-received deduction. In order to qualify for the
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deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their fund shares, and, if they borrow to acquire or otherwise incur debt attributable to fund shares, they may be denied a portion of the dividends-received deduction with respect to those shares. The entire dividend, including the otherwise deductible amount, will be included in determining the excess, if any, of a corporation’s adjusted current earnings over its alternative minimum taxable income, which may increase a corporation’s alternative minimum tax liability. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required.
Distributions from net capital gains, if any, that are reported as capital gain dividends by the fund are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the fund. Capital gain dividends distributed by the fund to individual and certain other noncorporate shareholders will be taxed as long-term capital gains, which are generally taxable to noncorporate taxpayers at U.S. federal income tax rates of up to 20%. Certain capital gain dividends attributable to dividends the fund receives from REITs may be taxed to noncorporate taxpayers at a rate of 25%. A shareholder should also be aware that the benefits of the favorable tax rates applicable to long-term capital gains and qualified dividend income may be affected by the application of the alternative minimum tax to individual shareholders.
The U.S. federal income tax status of all distributions will be reported to shareholders annually.
A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, dividends, interest and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder’s net investment income.
Although dividends generally will be treated as distributed when paid, any dividend declared by the fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared. In addition, certain distributions made after the close of a taxable year of the fund may be “spilled back” and treated for certain purposes as paid by the fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a regulated investment company’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the regulated investment company when they are actually paid.
For U.S. federal income tax purposes, the fund is permitted to carry forward indefinitely a net capital loss from any taxable year to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the fund and may not be distributed as capital gains to shareholders. Generally, the fund may not carry forward any losses other than net capital losses. Under certain circumstances, the fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.
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At the time of an investor’s purchase of fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the fund’s portfolio or to undistributed taxable income of the fund. Consequently, subsequent distributions by the fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares and the distributions economically represent a return of a portion of the investment.
In general, if fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss recognized by a shareholder upon the sale of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such shares (including any amounts credited to the shareholder as undistributed capital gains).
The cost basis of shares acquired by purchase will generally be based on the amount paid for the shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of shares generally determines the amount of the capital gain or loss realized on the sale or exchange of shares. Contact the broker through whom you purchased your shares to obtain information with respect to the available cost basis reporting methods and elections for your account.
Losses on sales of shares may be disallowed under “wash sale” rules in the event of other investments in the fund within a period of 61 days beginning 30 days before and ending 30 days after a sale of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments.
Under Treasury regulations, if a shareholder recognizes a loss with respect to fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.
Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on fund dividends or distributions, or on sales of fund shares unless the fund shares are “debt-financed property” within the meaning of the Code. However, in the case of fund shares held through a non-qualified deferred compensation plan, fund dividends and distributions received by the plan and gains from sales of fund shares by the plan generally are taxable to the employer sponsoring such plan in accordance with the U.S. federal income tax laws that are generally applicable to shareholders receiving such dividends or distributions from regulated investment companies such as the fund.
A plan participant whose retirement plan invests in the fund, whether such plan is qualified or not, generally is not taxed on fund dividends or distributions received by the plan or on gains from sales of fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income, and different tax treatment, including
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penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.
Foreign exchange gains and losses realized by the fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Under Treasury regulations that may be promulgated in the future, any gains from such transactions that are not directly related to the fund’s principal business of investing in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the fund to satisfy the 90% income test.
If the fund acquires any equity interest (under Treasury regulations that may be promulgated in the future, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations (i) that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or (ii) where at least 50% of the corporation’s assets (computed based on average fair market value) either produce or are held for the production of passive income (“passive foreign investment companies”), the fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the fund is timely distributed to its shareholders. The fund would not be able to pass through to its shareholders any credit or deduction for such a tax. A “qualified electing fund” election or a “mark to market” election may be available that would ameliorate these adverse tax consequences, but such elections could require the fund to recognize taxable income or gain (subject to the distribution requirements applicable to regulated investment companies, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a tax on the fund, the fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund. Gains from the sale of stock of passive foreign investment companies may also be treated as ordinary income. In order for the fund to make a qualified electing fund election with respect to a passive foreign investment company, the passive foreign investment company would have to agree to provide certain tax information to the fund on an annual basis, which it might not agree to do. The fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.
If the fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the fund elects to include market discount in income currently), the fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the fund must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to qualify to be treated as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the fund may have to dispose of its portfolio securities, potentially under disadvantageous circumstances, to generate cash, or may have to borrow the cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to the fund.
The fund may invest in, or hold, debt obligations that are in the lowest rating categories or that are unrated, including debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or are in default present special tax issues for the fund. Federal income tax rules are not entirely clear about issues such as when the fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for
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bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether certain exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the fund, in the event it invests in or holds such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.
Options written or purchased and futures contracts entered into by the fund on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts, may cause the fund to recognize gains or losses from marking-to-market even though such options may not have lapsed or been closed out or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the fund as long-term or short-term. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988 of the Code, as described above, and accordingly may produce ordinary income or loss. Additionally, the fund may be required to recognize gain if an option, futures contract, forward contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a “constructive sale” of an “appreciated financial position” held by the fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Such a disposition of securities may potentially result in additional taxable gain or loss to the fund. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which the fund’s risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of the fund’s income and gains or losses and hence of its distributions to shareholders.
The fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries. Any such taxes would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The fund does not expect to satisfy the requirements for passing through to its shareholders any share of foreign taxes paid by the fund, with the result that shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own tax returns.
The fund is required to withhold (as “backup withholding”) a portion of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions or repurchases of fund shares, paid to shareholders who have not complied with certain IRS regulations. The backup withholding rate is 28%. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must generally certify that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.
The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., generally, U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax and hold their shares as capital assets. Except as otherwise provided, this description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions,
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insurance companies, securities dealers, other regulated investment companies, or tax-exempt or tax-deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including a non-resident alien U.S. withholding tax at the rate of 30% or any lower applicable treaty rate on amounts treated as ordinary dividends from the fund (other than certain dividends reported by the fund as (i) interest-related dividends, to the extent such dividends are derived from the fund’s “qualified net interest income,” or (ii) short-term capital gain dividends, to the extent such dividends are derived from the fund’s “qualified short-term gain”) or, in certain circumstances, unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, to backup withholding on certain other payments from the fund. “Qualified net interest income” is the fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the fund for the taxable year over its net long-term capital loss, if any. Backup withholding will not be applied to payments that have been subject to the 30% (or lower applicable treaty rate) withholding tax on shareholders who are neither citizens nor residents of the United States.
Unless certain non-U.S. entities that hold fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to fund distributions payable to such entities and, after December 31, 2018, to redemptions and certain capital gain dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.
The fund does not expect to be a “United States real property holding corporation” as defined in Section 897(c)(2) of the Code. If the fund were to be classified as a United States real property holding corporation (or if it would be so classified, were it not for certain exceptions), then distributions made by the fund to non-U.S. shareholders might be subject to U.S. federal withholding tax, and non-U.S. shareholders might be required to file U.S. federal income tax returns to report distributions received from the fund.
Shareholders should consult their own tax advisers on these matters and on state, local, foreign and other applicable tax laws.
If, as anticipated, the fund qualifies as a regulated investment company under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes or any Delaware corporation income tax.
A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent the fund’s distributions are derived from interest on (or, in the case of intangible property taxes, to the extent the value of its assets is attributable to) certain U.S. government obligations, provided, in some states, that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the fund may in its sole discretion provide relevant information to shareholders.
Taxes on Purchases and Redemptions of Creation Units. A purchaser of Creation Units of shares on an in-kind basis will generally recognize a gain or loss on the purchase transaction equal to the difference between the market value of the Creation Units at that time and the purchaser’s aggregate tax basis in the securities or other instruments exchanged plus (or minus) the cash amount paid (or received). Persons redeeming Creation Units will generally recognize a gain or loss equal to the difference between the redeeming shareholder’s tax basis in the Creation Units redeemed and the aggregate market value of the securities or other instruments received, if any, plus (or minus) the cash amount received (or paid). The IRS may assert that a loss realized upon an exchange of securities or other instruments for Creation Units
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cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities or other instruments should consult their own tax advisors with respect to whether wash sale rules apply and whether a loss is deductible.
Any capital gain or loss realized upon the purchase of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will be treated as short-term capital gains or losses.
The fund has the right to reject an order for Creation Units if the creator (or a group of creators) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the fund and if, pursuant to Section 351 of the Code, the fund would have a basis in the deposited securities different from the market value of such securities on the date of deposit. The fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.
15. Financial statements and report of independent registered public accounting firm
Not applicable.
16. Annual fee, expense and other information
Portfolio turnover
The fund’s annual portfolio turnover rate for the fiscal period ended November 30
N/A (1)
Share ownership
The fund had not commenced operations as of the date of this statement of additional information and has no shareholders.
Trustee ownership of shares of the fund and other Pioneer funds
The following table indicates the value of shares that each Trustee beneficially owned in the fund and Pioneer Funds in the aggregate as of December 31, 2016. Beneficial ownership is determined in accordance with SEC rules. The share value of any closed-end fund is based on its closing market price on December 31, 2016. The share value of any open-end Pioneer Fund is based on the net asset value of the class of shares on December 31, 2016. The dollar ranges in this table are in accordance with SEC requirements.
Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Pioneer Family of Funds
[To be added by amendment.]
Compensation of officers and trustees
The following table sets forth certain information with respect to the compensation of each Trustee of the fund.
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Name of Trustee††	Aggregate Compensation from Fund**	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from the Fund and Other Pioneer Funds**
[To be added by amendment.]
Management Fees the Fund Paid or Owed Pioneer
Not applicable. (1)
Fees the Fund Paid to Pioneer under the Administration Agreement
Not applicable. (1)
Brokerage and Underwriting Commissions (Portfolio Transactions)
Not applicable. (1)
Securities of regular broker-dealers
Not applicable. (1)
CDSCs
Not applicable. (1)
Capital Loss Carryforwards
Not applicable. (1)
(1)	The fund had not commenced operations as of the date of this statement of additional information. As of the date of this statement of additional information, the fund had not yet completed a fiscal year.
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17. Appendix A — Description of short-term debt, corporate bond and preferred stock ratings1
Description of Moody’s Investors Service, Inc.’s (“Moody’s”) short-term ratings:
Moody’s short-term ratings are forward-looking opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.
Description of Moody’s long-term corporate ratings:
Moody’s long-term obligation ratings are forward-looking opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Long-Term Rating Scale and reflect both on the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default.
Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk, and as such may possess certain speculative characteristics.
Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B: Obligations rated B are considered speculative and are subject to high credit risk.
Caa: Obligations rated Caa are judged to be speculative and of poor standing and are subject to very high credit risk.

[1]	The ratings indicated herein are believed to be the most recent ratings available at the date of this statement of additional information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the fund’s fiscal year-end.
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Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers “1”, “2”, and “3” to each generic rating classification from “Aa” through “Caa”. The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, finance companies and securities firms.
Standard & Poor’s ratings group’s long-term issue credit ratings:
Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:
•	Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
•	Nature of and provisions of the obligation;
•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
AAA: An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA: An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A: An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB: An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB, B, CCC, CC, and C: Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB: An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B: An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
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CCC: An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC: An obligation rated “CC” is currently highly vulnerable to nonpayment.
C: A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
D: An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
Plus (+) or minus (–): The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.
NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.
Standard & Poor’s short-term issue credit ratings:
Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity date of no more than 365 days — including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.
A-1: A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2: A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3: A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
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B: A short-term obligation rated “B” is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2”, and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B-1: A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
B-2: A short-term obligation rated “B-2” is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
B-3: A short-term obligation rated “B-3” is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
C: A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D: A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
Local currency and foreign currency risks
Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.
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18. Appendix B — Proxy voting policies and procedures
Policy
Each of Pioneer Investment Management, Inc. and Pioneer Institutional Asset Management, Inc. (collectively, “Pioneer”) is a fiduciary that owes each of its clients the duties of care and loyalty with respect to all services undertaken on the client’s behalf, including voting proxies for securities held by the client. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place the client’s interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of the client. It is Pioneer’s policy to vote proxies presented to Pioneer in a timely manner in accordance with these principles.
Pioneer’s sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company’s strategy and voting “for” management’s proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.
Pioneer’s clients may request copies of their proxy voting records and of Pioneer’s proxy voting policies and procedures by either sending a written request to Pioneer’s Proxy Coordinator, or clients may review Pioneer’s proxy voting policies and procedures online at pioneerinvestments.com. Pioneer may describe to clients its proxy voting policies and procedures by delivering a copy of Pioneer’s Form ADV (Part II), by separate notice to the client or by other means.
Applicability
This Proxy Voting policy and the procedures set forth below are designed to complement Pioneer’s investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. This policy sets forth Pioneer’s position on a number of issues for which proxies may be solicited, but it does not include all potential voting scenarios or proxy events. Furthermore, because of the special issues associated with proxy solicitations by closed-end Funds, Pioneer will vote shares of closed-end Funds on a case-by-case basis.
Purpose
The purposes of this policy is to ensure that proxies for United States (“US”) and non-US companies that are received in a timely manner will be voted in accordance with the principles stated above. Unless the Proxy Voting Oversight Group (as described below) specifically determines otherwise, all shares in a company held by Pioneer-managed accounts for which Pioneer has proxy-voting authority will be voted alike, unless a client has given specific voting instructions on an issue.
Pioneer does not delegate the authority to vote proxies relating to securities held by its clients to any of its affiliates, which include other subsidiaries of UniCredit S.p.A. (“UniCredit”).
Any questions about this policy should be directed to Pioneer’s Director of Investment Operations (the “Proxy Coordinator”).
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Procedures
Proxy voting service
Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by Pioneer and set forth herein. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.
Proxy coordinator
The Proxy Coordinator coordinates the voting, procedures and reporting of proxies on behalf of Pioneer’s clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Portfolio Management Group or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Chief Legal Officer or his or her designee whether Pioneer’s voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).
Referral items
The proxy voting service will refer proxy questions to the Proxy Coordinator or his or her designee that are described by Pioneer’s proxy voting guidelines as to be voted on a case-by-case basis, that are not covered by Pioneer’s guidelines or where Pioneer’s guidelines may be unclear with respect to the matter to be voted on. Under such circumstances, the Proxy Coordinator will seek a written voting recommendation from the Head of Portfolio Management U.S. or his or her designated equity portfolio-management representative. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided.
Securities lending
In accordance with industry standards, proxies are not available to be voted when the shares are out on loan through either Pioneer’s lending program or a client’s managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer’s instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares. Certain clients participate in securities lending programs. Although such programs allow for the recall of securities for any reason, Pioneer may determine not to vote securities on loan and it may not always be possible for securities on loan to be recalled in time to be voted.
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Share-blocking
“Share-blocking” is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).
Pioneer will vote in those countries with “share-blocking.” In the event a manager would like to sell a security with “share-blocking”, the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time frame and practices) and/or communicate with executing brokerage firm. A list of countries with “share-blocking” is available from the Investment Operations Department upon request.
Proxy voting oversight group
The members of the Proxy Voting Oversight Group include Pioneer’s Head of Portfolio Management U.S. or his or her designated equity portfolio management representative, the Director of Investment Operations, and the Chief Compliance Officer of the Adviser and Funds. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Director of Investment Operations will chair the Proxy Voting Oversight Group.
The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer’s proxy voting policies and procedures. The group meets at least annually to evaluate and review this policy and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.
Amendments
Pioneer may not amend this policy without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A. (“PGAM”).
Filing form N-PX
The Proxy Coordinator and the Regulatory Compliance Manager are responsible for ensuring that Form N-PX documents receive the proper review by a member of the Proxy Voting Oversight Group prior to a Fund officer signing the forms.
The Investment Operations department will provide the Compliance department with a copy of each Form N-PX filing prepared by the proxy voting service.
Compliance files N-PX.
The Compliance department will ensure that a corresponding Form N-PX exists for each Pioneer registered investment company.
Following this review, each Form N-PX is formatted for public dissemination via the EDGAR system.
Prior to submission, each Form N-PX is to be presented to the Fund officer for a final review and signature.
Copies of the Form N-PX filings and their submission receipts are maintained according to Pioneer record keeping policies.
Proxy voting guidelines
Administrative
While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.
We will generally support these and similar management proposals:
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•	Corporate name change.
•	A change of corporate headquarters.
•	Stock exchange listing.
•	Establishment of time and place of annual meeting.
•	Adjournment or postponement of annual meeting.
•	Acceptance/approval of financial statements.
•	Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.
•	Approval of minutes and other formalities.
•	Authorization of the transferring of reserves and allocation of income.
•	Amendments to authorized signatories.
•	Approval of accounting method changes or change in fiscal year-end.
•	Acceptance of labor agreements.
•	Appointment of internal auditors.
Pioneer will vote on a case-by-case basis on other routine administrative items; however, Pioneer will oppose any routine proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items that may be inconsistent, in its view, with Pioneer’s goal of supporting the value of its clients’ portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.
Auditors
We normally vote for proposals to:
•	Ratify the auditors. We will consider a vote against if we are concerned about the auditors’ independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes for audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.
•	Restore shareholder rights to ratify the auditors.
We will normally oppose proposals that require companies to:
•	Seek bids from other auditors.
•	Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.
•	Indemnify auditors.
•	Prohibit auditors from engaging in non-audit services for the company.
Board of directors
On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.
General board issues
Pioneer will vote for:
•	Audit, compensation and nominating committees composed of independent directors exclusively.
•	Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.
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•	Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.
•	Election of an honorary director.
We will vote against:
•	Minimum stock ownership by directors.
•	Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.
•	Requirements for union or special interest representation on the board.
•	Requirements to provide two candidates for each board seat.
We will vote on a case-by case basis on these issues:
•	Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.
Elections of directors
In uncontested elections of directors we will vote against:
•	Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.
•	Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.
We will also vote against:
•	Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.
•	Directors who appear to lack independence or are associated with very poor corporate performance.
We will vote on a case-by-case basis on these issues:
•	Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a “dead-hand poison pill” is a shareholder rights plan that may be altered only by incumbent or “dead” directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).
•	Contested election of directors.
•	Election of a greater number of independent directors (in order to move closer to a majority of independent directors in cases of poor performance.
•	Mandatory retirement policies.
•	Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.
We will vote for:
•	Precatory and binding resolutions requesting that the board changes the company’s bylaws to stipulate that directors need to be elected with affirmative majority of votes cast, provided that the resolutions allow for plurality voting in cases of contested elections.
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Takeover-related measures
Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.
Pioneer will vote for:
•	Cumulative voting.
•	Increasing the ability for shareholders to call special meetings.
•	Increasing the ability for shareholders to act by written consent.
•	Restrictions on the ability to make greenmail payments.
•	Submitting rights plans to shareholder vote.
•	Rescinding shareholder rights plans (“poison pills”).
•	Opting out of the following state takeover statutes:
−	Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.
−	Control share cash-out provisions, which require large holders to acquire shares from other holders
−	Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control
−	Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.
−	Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.
−	Fair price provisions.
−	Authorization of shareholder rights plans.
−	Labor protection provisions.
−	Mandatory classified boards.
We will vote on a case-by-case basis on the following issues:
•	Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.
•	Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.
•	Proposals that allow shareholders to nominate directors.
We will vote against:
•	Classified boards, except in the case of closed-end funds, where we shall vote on a case-by-case basis.
•	Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on case-by-case basis proposals that authorize the board to make interim appointments.
•	Classes of shares with unequal voting rights.
•	Supermajority vote requirements.
•	Severance packages (“golden” and “tin” parachutes). We will support proposals to put these packages to shareholder vote.
•	Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.
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•	Extension of advance notice requirements for shareholder proposals.
•	Granting board authority normally retained by shareholders (e.g., amend charter, set board size).
•	Shareholder rights plans (“poison pills”). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.
Capital structure
Managements need considerable flexibility in determining the company’s financial structure, and Pioneer normally supports managements’ proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.
Pioneer will vote for:
•	Changes in par value.
•	Reverse splits, if accompanied by a reduction in number of shares.
•	Shares repurchase programs, if all shareholders may participate on equal terms.
•	Bond issuance.
•	Increases in “ordinary” preferred stock.
•	Proposals to have blank check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.
•	Cancellation of company treasury shares.
We will vote on a case-by-case basis on the following issues:
•	Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.
•	Increase in authorized common stock. We will make a determination considering, among other factors:
−	Number of shares currently available for issuance;
−	Size of requested increase (we would normally approve increases of up to 100% of current authorization);
−	Proposed use of the proceeds from the issuance of additional shares, and
−	Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).
•	Blank check preferred. We will normally oppose issuance of a new class of blank check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.
•	Proposals to submit private placements to shareholder vote.
•	Other financing plans.
We will vote against preemptive rights that we believe limit a company’s financing flexibility.
Compensation
Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company’s compensation programs, we will place limits on the potential dilution these plans may impose.
Pioneer will vote for:
•	401(k) benefit plans.
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•	Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.
•	Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:
−	Amendments to performance plans to conform with OBRA;
−	Caps on annual grants or amendments of administrative features;
−	Adding performance goals, and
−	Cash or cash and stock bonus plans.
•	Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.
•	Require that option repricing be submitted to shareholders.
•	Require the expensing of stock-option awards.
•	Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).
•	Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.
We will vote on a case-by-case basis on the following issues:
•	Shareholder proposals seeking additional disclosure of executive and director pay information.
•	Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:
−	The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.
Dilution = (A + B + C) / (A + B + C + D), where
A = Shares reserved for plan/amendment,
B = Shares available under continuing plans,
C = Shares granted but unexercised and
D = Shares outstanding.
−	The plan must not:
−	Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval
−	Be a self-replenishing “evergreen” plan, or a plan that grants discount options and tax offset payments
−	We are generally in favor of proposals that increase participation beyond executives.
−	We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.
−	We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.
−	We generally support proposals asking companies to adopt stock holding periods for their executives.
•	All other employee stock purchase plans.
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•	All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.
•	All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.
We will vote against:
•	Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.
•	Elimination of stock option plans.
We will vote on a case-by-case basis on these issues:
•	Limits on executive and director pay.
•	Stock in lieu of cash compensation for directors.
Corporate governance
Pioneer will vote for:
•	Confidential voting.
•	Equal access provisions, which allow shareholders to contribute their opinions to proxy materials.
•	Proposals requiring directors to disclose their ownership of shares in the company.
We will vote on a case-by-case basis on the following issues:
•	Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.
•	Bundled proposals. We will evaluate the overall impact of the proposal.
•	Adopting or amending the charter, bylaws or articles of association.
•	Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.
We will vote against:
•	Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management’s discretion.
•	Limitations on stock ownership or voting rights.
•	Reduction in share ownership disclosure guidelines.
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Mergers and restructurings
Pioneer will vote on the following and similar issues on a case-by-case basis:
•	Mergers and acquisitions.
•	Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.
•	Debt restructurings.
•	Conversion of securities.
•	Issuance of shares to facilitate a merger.
•	Private placements, warrants, convertible debentures.
•	Proposals requiring management to inform shareholders of merger opportunities.
We will normally vote against shareholder proposals requiring that the company be put up for sale.
Mutual funds
Many of our portfolios may invest in shares of closed-end funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy-voting issues.
Pioneer will vote for:
•	Establishment of new classes or series of shares.
•	Establishment of a master-feeder structure.
Pioneer will vote on a case-by-case on:
•	Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.
•	Approval of new or amended advisory contracts.
•	Changes from closed-end to open-end format.
•	Election of a greater number of independent directors (in order to move closer to a majority of independent directors) in cases of poor performance.
•	Authorization for, or increase in, preferred shares.
•	Disposition of assets, termination, liquidation, or mergers.
•	Classified boards of closed-end funds, but will typically support such proposals.
Social issues
Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. “Social Issues” may generally be described as shareholder proposals for a company to:
•	Conduct studies regarding certain issues of public concern and interest;
•	Study the feasibility of the company taking certain actions with regard to such issues; or
•	Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.
We believe these issues are important and should receive management attention.
Pioneer will vote against proposals calling for substantial changes in the company’s business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.
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Avoiding conflicts of interest
Pioneer recognizes that in certain circumstances a conflict of interest may arise when Pioneer votes a proxy.
A conflict of interest occurs when Pioneer’s interests interfere, or appear to interfere with the interests of Pioneer’s clients.
A conflict may be actual or perceived and may exist, for example, when the matter to be voted on concerns:
•	An affiliate of Pioneer, such as another company belonging to the UniCredit S.p.A. banking group (a “UniCredit Affiliate”);
•	An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);
•	An issuer of a security for which UniCredit has informed Pioneer that a UniCredit Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or
•	A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship.
Any member of the Proxy Voting Oversight Group and any other associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Chief Compliance Officer of Pioneer and the Funds. If any associate is lobbied or pressured with respect to any voting decision, whether within or outside of Pioneer, he or she should contact a member of the Proxy Voting Oversight Group or Pioneer’s Chief Compliance Officer.
The Proxy Voting Oversight Group will review each item referred to Pioneer by the proxy voting service to determine whether an actual or potential conflict of interest exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Controller’s and Compliance Department’s internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. The Proxy Voting Oversight Group may cause any of the following actions to be taken when a conflict of interest is present:
•	Vote the proxy in accordance with the vote indicated under “Voting Guidelines,” If a vote is indicated;
•	Direct the independent proxy voting service to vote the proxy in accordance with its independent assessment; or
•	As determined by the Proxy Voting Oversight Group in its discretion consistent with its fiduciary duty.
If the Proxy Voting Oversight Group perceives a material conflict of interest, the group may also choose to disclose the conflict to the affected clients and solicit their consent to proceed with the vote, or may take such other action in good faith (in consultation with counsel) that would protect the interest of clients.
For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report prepared by the Proxy Coordinator.
The Proxy Voting Oversight Group will review periodically the independence of the proxy voting service. This may include a review of the service’s conflict management procedures and other documentation, and an evaluation as to whether the service continues to have the competency and capacity to vote proxies.
Decision not to vote proxies
Although it is Pioneer’s general policy to vote all proxies in accordance with the principles set forth in this policy, there may be situations in which the Proxy Voting Oversight Group does not vote a proxy referred to it. For example, because of the potential conflict of interest inherent in voting shares of a UniCredit
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affiliate, Pioneer will abstain from voting the shares unless otherwise directed by a client. In such a case, the Proxy Coordinator will inform PGAM Global Compliance and the PGAM Independent Directors before exercising voting rights.
There exist other situations in which the Proxy Voting Oversight Group may refrain from voting a proxy. For example, if the cost of voting a foreign security outweighs the benefit of voting, the Group may not vote the proxy. The Group may not be given enough time to process a vote, perhaps because it receives a meeting notice too late or it cannot obtain a translation of the agenda in the time available. If Pioneer has outstanding “sell” orders, the proxies for shares subject to the order may not be voted to facilitate the sale. Although Pioneer may hold shares on a company’s record date, if the shares are sold prior to the meeting date, the Group may decide not to vote those shares.
Supervision
Escalation
It is each associate’s responsibility to contact his or her business unit head, the Proxy Coordinator, a member of the Proxy Voting Oversight Group or Pioneer’s Chief Compliance Officer if he or she becomes aware of any possible noncompliance with this policy.
Training
Pioneer will conduct periodic training regarding proxy voting and this policy. It is the responsibility of the business line policy owner and the applicable Compliance Department to coordinate and conduct such training.
Related policies and procedures
Pioneer Investment Management, Inc.'s Books and Records Policy and the Books and Records of the Pioneer Funds’ Policy.
Record keeping
The Proxy Coordinator shall ensure that Pioneer’s proxy voting service:
•	Retains a copy of each proxy statement received (unless the proxy statement is available from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);
•	Retains a record of the vote cast;
•	Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and
•	Is able to promptly provide Pioneer with a copy of the voting record upon its request.
The Proxy Coordinator shall ensure that for those votes that may require additional documentation
(i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:
•	A record memorializing the basis for each referral vote cast;
•	A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy;
•	A copy of any recommendation of the proxy voting service; and
•	A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.
Pioneer shall maintain the above records in the client’s file in accordance with applicable regulations.
Related regulations
Form N-1A, ICA Rule 30b1-4, Rule 31a1-3, Rule 38a-1 & IAA 206(4)-6, 204-2
83

Adopted by the Pioneer Funds’ Board of Trustees
October 5, 2004
Effective date:
October 5, 2004
Revision date:
September 2009
xxxxx-00-xx17
84

PART C—OTHER INFORMATION

Item 28.	Exhibits

(a)(1)	Agreement and Declaration of Trust Dated as of June 23, 2015.(1)

(a)(2)	Certificate of Trust Dated as of June 23, 2015.(1)

(a)(3)	Certificate of Amendment to Certificate of Trust (August 4, 2016).(1)

(b)	By-Laws Dated June 23, 2015.(1)

(c)	See Declaration of Trust and By-Laws cited under Items 28(a)(1) and 28(b).

(d)	Form of Management Agreement with Pioneer Investment Management, Inc.(2)

(e)	Form of Underwriting Agreement.(2)

(f)	None.

(g)	Custodian Agreement with Brown Brothers Harriman & Co.(2)

(h)(1)	Transfer Agency Agreement.(2)

(h)(2)	Administration Agreement with Brown Brothers Harriman & Co.(2)

(h)(3)	Administrative Agency Agreement between Brown Brothers Harriman & Co.and Pioneer Investment Management, Inc.(2)

(h)(4)	Form of Expense Limit Agreement(2)

(h)(5)	Form of Authorized Participant Agreement(2)

(i)	Opinion of Counsel.(2)

(j)	Consent of Independent Registered Public Accounting Firm.(2)

(k)	None.

(l)	Not Applicable.

(m)	Not Applicable.

(n)	Not applicable.

(o)	Not Applicable.

(p)	Code of Ethics of the Pioneer Funds, Pioneer Funds Distributor, Inc., Pioneer Institutional Asset Management, Inc., and Pioneer Investment Management, Inc.(2)

N/A	Powers of Attorney (January 10, 2017).(1)

(1)	Filed herewith.
(2)	To be filed by amendment.

Item 29.	Persons Controlled by or Under Common Control

Not applicable.

Item 30.	Indemnification

Except for the Amended and Restated Agreement and Declaration of Trust (the “Declaration”), establishing the Trust as a statutory trust under Delaware law, there is no contract, arrangement or statute under which any Trustee, officer, underwriter or affiliated person of the Trust is insured or indemnified. The Declaration provides that every person who is, or has been, a Trustee or an officer, employee or agent of the Trust shall be indemnified by the Trust or the appropriate Trust series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee, officer, employee or agent and against amounts paid or incurred by him in the settlement thereof.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”), may be available to Trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Adviser

Pioneer Investment Management, Inc. (“Pioneer Investments”) is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and is an indirect, wholly owned subsidiary of UniCredit S.p.A. (“UniCredit”). Pioneer Investments manages investment companies, pension and profit sharing plans, trusts, estates or charitable organizations and other corporations or business entities.

To the knowledge of the Trust, none of Pioneer Investments’ directors or executive officers is or has been during their employment with Pioneer Investments engaged in any other business, profession, vocation or employment of a substantial nature for the past two fiscal years. Certain directors and officers, however, may hold or may have held various positions with, and engage or have engaged in business for, the investment companies that Pioneer Investments manages and/or other UniCredit subsidiaries.

Item 32.	Principal Underwriters

(a)	[Principal Underwriter to be added by amendment]

(b)	Directors and executive officers of Principal Underwriter:

NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH FUND

[To be added by amendment]

The principal business address of each of these individuals is                                                              ,

(c)	Not applicable.

Item 33.	Location of Accounts and Records

The accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the following offices:

(a)	Registrant:
60 State Street
Boston, Massachusetts 02109

(b)	Investment adviser and administrator:
Pioneer Investment Management, Inc.
60 State Street
Boston, Massachusetts 02109

(c)	Principal underwriter:
[ ]

(d)	Custodian, sub-administrator and transfer agent:
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, Massachusetts 02110

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Trust has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and the Commonwealth of Massachusetts, on the 3rd day of February, 2017.

PIONEER NEXTSHARES SERIES TRUST I

By:	/s/ Lisa M. Jones
Lisa M. Jones
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated below on February 3, 2017:

Signature	Title

/s/ Lisa M. Jones	President (Principal Executive Officer)
Lisa M. Jones

/s/ Mark E. Bradley	Treasurer (Principal Financial and Accounting Officer)
Mark E. Bradley

David R. Bock*	Trustee
David R. Bock

Benjamin M. Friedman*	Trustee
Benjamin M. Friedman

Margaret B. W. Graham*	Trustee
Margaret B. W. Graham

/s/ Lisa M. Jones	Trustee
Lisa M. Jones

Lorraine H. Monchak*	Trustee
Lorraine H. Monchak

Thomas J. Perna*	Chairman of the Board and Trustee
Thomas J. Perna

Marguerite A. Piret*	Trustee
Marguerite A. Piret

Fred J. Ricciardi*	Trustee
Fred J. Ricciardi

Kenneth J. Taubes*	Trustee
Kenneth J. Taubes

*By:	/s/ Lisa M. Jones	Dated: February 3, 2017
Lisa M. Jones
Attorney-in-fact

Exhibit Index

Exhibit Number	Document Title
(a)(1)	Agreement and Declaration of Trust

(a)(2)	Certificate of Trust

(a)(3)	Certificate of Amendment to Certificate of Trust

(b)	By-Laws

N/A	Powers of Attorney